UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico	87501
(Address of principal executive offices)	(Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Limited Term Municipal Fund Class I

Thornburg California Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund Class I

Thornburg Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund Class I

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund Class I

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Limited Term Income Funds Class I

Thornburg Value Fund

Thornburg Value Fund Class I

Thornburg International Value Fund

Thornburg International Value Fund Class I

Thornburg Core Growth Fund

Thornburg Core Growth Fund Class I

Thornburg Investment Income Builder Fund

Thornburg Investment Income Builder Fund Class I

Thornburg Global Opportunities Fund

Thornburg Global Opportunities Fund Class I

Thornburg International Growth Fund

Thornburg International Growth Fund Class I

Thornburg Strategic Income Fund

Thornburg Strategic Income Fund Class I

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

Ranked #1 by Morningstar

Thornburg Limited Term Municipal Fund, I shares

Class I shares ranked #1 out of 61 funds in Morningstar’s Muni National Short category for the 10-year period ended 12/31/07 and has retained that rank as of 3/31/08. Class I shares ranked #7 out of 106 funds for five years and #29 out of 134 for one year. Class A shares ranked #11 out of 61 for the ten-year period ended 3/31/08; #17 out of 106 for five years; and #43 out of 134 for one year. Ranks are based on total returns without sales charge. Past performance does not guarantee future results.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S.government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager	April 14, 2008
Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class A shares increased by 6 cents per share to $13.55 dur- ing the six months ended March 31, 2008. If you were with us for the entire period, you re-ceived dividends of 24.0 cents per share. If you reinvested your dividends, you received 24.1 cents per share. Investors who owned Class C shares received dividends of 22.1 and 22.3 cents per share, respectively.

The past six months have been extraordinary in the capital markets. All bonds, including mu-nicipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies oppor- tunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family. In January 2008, Limited Term Municipal Fund (Class I shares) was ranked #1 by Morningstar in its category for total return performance in the ten years ended December 31, 2007 (among 61 Muni National Short funds).

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged inves-tors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed fund- ing and copious use of hedges allowed them to ignore the rules of fundamental bond invest- ing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed be- cause we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construc- tion starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the biparti- san $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with fur- ther rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into eco- nomic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their

6    Certified Semi-Annual Report

portfolios to hold more assets denominated in currencies other than the dollar. Dollar-denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

% of portfolio maturing			Cumulative % maturing
1 years	=	9.7%	Year 1	=	9.7%
1 to 2 years	=	10.3%	Year 2	=	20.0%
2 to 3 years	=	12.1%	Year 3	=	32.1%
3 to 4 years	=	8.9%	Year 4	=	41.0%
4 to 5 years	=	10.3%	Year 5	=	51.3%
5 to 6 years	=	10.8%	Year 6	=	62.1%
6 to 7 years	=	9.1%	Year 7	=	71.2%
7 to 8 years	=	10.9%	Year 8	=	82.1%
8 to 9 years	=	9.8%	Year 9	=	91.9%
Over 9 years	=	8.1%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/08.

Meanwhile, quality spreads (the difference in yield between the Percentages can and do vary. Data as of 3/31/08. highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

The Class A shares of your Fund produced a total return of 2.24% over the six-month period ended March 31, 2008, compared to a 3.88% return for the Lehman Five-Year Municipal Bond Index. Over the six-month period, five-year municipal bonds have performed better than longer (6 to 10 year) and shorter maturity (1 to 4 year) bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, with roughly 10% of the portfolio maturing in each year of the ladder, so most of the bonds mature in less than or more than five years. Since those bonds generally underperformed five-year bonds, the Fund underperformed the Index.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of 469 municipal obligations from 48 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields, but we did not modify the portfolio’s key characteristics. At September 30, 2007, the Fund’s ladder had an average maturity of 4.75 years and duration of 3.77 years. As the yield curve steepened, we invested evenly along the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 4.74 and duration of 3.80 years - nearly identical to how it measured six months earlier.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point,

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Letter to Shareholders

Continued

bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

State tax revenues have slowed, putting a damper on state budgets. Historically this corresponds with periods of increased municipal bond supply as states and localities borrow to fund expenditures. Other sectors of the municipal bond market are moving sideways, with a mixture of credit rating upgrades and downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 83% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $1,082,102,339) (Note 2)	$1,103,772,992
Cash	6,681,970
Receivable for investments sold	1,015,000
Receivable for fund shares sold	3,022,483
Interest receivable	13,905,447
Prepaid expenses and other assets	46,429

Total Assets	1,128,444,321

LIABILITIES
Payable for securities purchased	2,067,940
Payable for fund shares redeemed	1,538,986
Payable to investment advisor and other affiliates (Note 3)	692,166
Accounts payable and accrued expenses	210,077
Dividends payable	919,340

Total Liabilities	5,428,509

NET ASSETS	$1,123,015,812

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,894)
Net unrealized appreciation on investments	21,670,653
Accumulated net realized gain (loss)	(9,160,232)
Net capital paid in on shares of beneficial interest	1,110,509,285

$1,123,015,812

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($696,086,103 applicable to 51,364,318 shares of beneficial interest outstanding - Note 4)	$13.55
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.76

Class C Shares:
Net asset value and offering price per share * ($87,956,142 applicable to 6,478,572 shares of beneficial interest outstanding - Note 4)	$13.58

Class I Shares:
Net asset value, offering and redemption price per share ($338,973,567 applicable to 25,009,897 shares of beneficial interest outstanding - Note 4)	$13.55

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $3,303,274)	$24,314,096

EXPENSES:
Investment advisory fees (Note 3)	2,398,055
Administration fees (Note 3)
Class A Shares	431,889
Class C Shares	53,414
Class I Shares	80,555
Distribution and service fees (Note 3)
Class A Shares	863,777
Class C Shares	427,317
Transfer agent fees
Class A Shares	146,325
Class C Shares	22,111
Class I Shares	44,460
Registration and filing fees
Class A Shares	11,494
Class C Shares	9,288
Class I Shares	16,190
Custodian fees (Note 3)	93,254
Professional fees	28,191
Accounting fees	22,010
Trustee fees	7,122
Other expenses	62,166

Total expenses	4,717,618
Less:
Distribution fees waived (Note 3)	(213,659)
Fees paid indirectly (Note 3)	(11,454)

Net Expenses	4,492,505

Net Investment Income	19,821,591

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	477,123
Net change in unrealized appreciation (depreciation) of investments	4,507,836

Net Realized And Unrealized Gain	4,984,959

Net Increase In Net Assets Resulting From Operations	$24,806,550

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$19,821,591	$40,159,219
Net realized gain (loss) on investments	477,123	(1,146,124)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	4,507,836	(3,013,630)

Net Increase (decrease) in Net Assets Resulting from Operations	24,806,550	35,999,465
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,201,452)	(26,069,081)
Class C Shares	(1,390,630)	(2,952,660)
Class I Shares	(6,229,509)	(11,137,478)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(3,886,384)	(133,561,208)
Class C Shares	1,018,755	(18,529,049)
Class I Shares	33,901,812	18,744,294

Net Increase (Decrease) in Net Assets	36,019,142	(137,505,717)
NET ASSETS:
Beginning of period	1,086,996,670	1,224,502,387

End of period	$1,123,015,812	$1,086,996,670

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $2,905 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,712 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $213,659 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $11,454. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,909,574	$53,048,271	4,907,768	$66,014,807
Shares issued to shareholders in reinvestment of dividends	628,944	8,512,535	1,327,844	17,870,751
Shares repurchased	(4,826,375)	(65,447,190)	(16,162,702)	(217,446,766)

Net Increase (Decrease)	(287,857)	$(3,886,384)	(9,927,090)	$(133,561,208)

Class C Shares
Shares sold	702,911	$9,579,499	638,787	$8,601,275
Shares issued to shareholders in reinvestment of dividends	68,227	924,955	146,274	1,972,339
Shares repurchased	(698,494)	(9,485,699)	(2,157,502)	(29,102,663)

Net Increase (Decrease)	72,644	$1,018,755	(1,372,441)	$(18,529,049)

Class I Shares
Shares sold	5,006,655	$68,014,859	7,495,756	$100,902,857
Shares issued to shareholders in reinvestment of dividends	360,945	4,885,175	632,992	8,518,497
Shares repurchased	(2,871,428)	(38,998,222)	(6,741,062)	(90,677,060)

Net Increase (Decrease)	2,496,172	$33,901,812	1,387,686	$18,744,294

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $120,247,334 and $107,127,787, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,082,107,146

Gross unrealized appreciation on a tax basis	$24,801,006
Gross unrealized depreciation on a tax basis	(3,135,160)

Net unrealized appreciation (depreciation) on investments (tax basis)	$21,665,846

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$3,565,103
2013	30,614
2014	2,276,013
2015	2,811,143

$8,682,873

As of March 31, 2008, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $949,675. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31,		Year Ended Sept. 30,			Three Months Ended Sept. 30,		Year Ended June 30,
	2008*		2007	2006	2005	2004(a)		2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period) +
Net asset value, beginning of period	$13.49		$13.53	$13.59	$13.83	$13.68		$14.01	$13.65

Income from investment operations:
Net investment income (loss)	0.24		0.46	0.44	0.40	0.09		0.40	0.45
Net realized and unrealized gain (loss) on investments	0.06		(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

Total from investment operations	0.30		0.42	0.38	0.16	0.24		0.07	0.81

Less dividends from:
Net investment income	(0.24)		(0.46)	(0.44)	(0.40)	(0.09)		(0.40)	(0.45)
Change in net asset value	0.06		(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

NET ASSET VALUE, end of period	$13.55		$13.49	$13.53	$13.59	$13.83		$13.68	$14.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.24		3.18	2.87	1.16	1.78		0.47	5.99
Ratios to average net assets:
Net investment income (loss) (%)	3.53	(c)	3.43	3.28	2.91	2.69	(c)	2.85	3.20
Expenses, after expense reductions (%)	0.90	(c)	0.90	0.91	0.90	0.89	(c)	0.91	0.93
Expenses, after expense reductions and net of custody credits (%)	0.89	(c)	0.90	0.90	0.90	0.89	(c)	0.91	0.93
Expenses, before expense reductions (%)	0.90	(c)	0.90	0.91	0.90	0.89	(c)	0.91	0.93

Portfolio turnover rate (%)	10.13		21.35	23.02	27.80	4.57		21.37	15.81

Net assets at end of period (thousands)	$696,086		$696,717	$833,189	$967,650	$1,039,050		$1,047,482	$998,878

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31,		Year Ended Sept. 30,			Three Months Ended Sept. 30,		Year Ended June 30,
	2008*		2007	2006	2005	2004(a)		2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.51		$13.55	$13.62	$13.86	$13.70		$14.04	$13.67

Income from investment operations:
Net investment income (loss)	0.22		0.43	0.41	0.36	0.08		0.36	0.41
Net realized and unrealized gain (loss) on investments	0.07		(0.04)	(0.07)	(0.24)	0.16		(0.34)	0.37
Total from investment operations	0.29		0.39	0.34	0.12	0.24		0.02	0.78

Less dividends from:
Net investment income	(0.22)		(0.43)	(0.41)	(0.36)	(0.08)		(0.36)	(0.41)
Change in net asset value	0.07		(0.04)	(0.07)	(0.24)	0.16		(0.34)	0.37

NET ASSET VALUE, end of period	$13.58		$13.51	$13.55	$13.62	$13.86		$13.70	$14.04

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.17		2.90	2.52	0.89	1.79		0.12	5.78
Ratios to average net assets:
Net investment income (loss) (%)	3.25	(c)	3.15	3.00	2.63	2.43	(c)	2.56	2.89
Expenses, after expense reductions (%)	1.17	(c)	1.19	1.18	1.18	1.15	(c)	1.19	1.18
Expenses, after expense reductions and net of custody credits (%)	1.17	(c)	1.18	1.18	1.18	1.15	(c)	1.19	1.18
Expenses, before expense reductions (%)	1.67	(c)	1.68	1.68	1.68	1.65	(c)	1.69	1.68

Portfolio turnover rate (%)	10.13		21.35	23.02	27.80	4.57		21.37	15.81

Net assets at end of period (thousands)	$87,956		$86,564	$105,436	$140,606	$156,870		$155,458	$137,559

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31,		Year Ended Sept. 30,			Three Months Ended Sept. 30,		Year Ended June 30,
	2008*		2007	2006	2005	2004(a)		2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.49		$13.53	$13.59	$13.83	$13.68		$14.01	$13.65

Income from investment operations:
Net investment income (loss)	0.26		0.51	0.49	0.44	0.11		0.44	0.49
Net realized and unrealized gain (loss) on investments	0.06		(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

Total from investment operations	0.32		0.47	0.43	0.20	0.26		0.11	0.85

Less dividends from:
Net investment income	(0.26)		(0.51)	(0.49)	(0.44)	(0.11)		(0.44)	(0.49)
Change in net asset value	0.06		(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

NET ASSET VALUE, end of period	$13.55		$13.49	$13.53	$13.59	$13.83		$13.68	$14.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.41		3.53	3.22	1.50	1.87		0.80	6.36
Ratios to average net assets:
Net investment income (loss) (%)	3.87	(c)	3.78	3.62	3.25	3.02	(c)	3.18	3.54
Expenses, after expense reductions (%)	0.56	(c)	0.57	0.57	0.57	0.55	(c)	0.57	0.58
Expenses, after expense reductions and net of custody credits (%)	0.56	(c)	0.57	0.57	0.57	0.55	(c)	0.57	0.58
Expenses, before expense reductions (%)	0.56	(c)	0.57	0.57	0.57	0.55	(c)	0.57	0.58

Portfolio turnover rate (%)	10.13		21.35	23.02	27.80	4.57		21.37	15.81

Net assets at end of period (thousands)	$338,974		$303,716	$285,878	$290,369	$238,589		$222,760	$197,367

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/ S&P	Principal Amount	Value
ALABAMA — 0.79%
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR $	2,745,000	$2,817,056
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A2/A	6,000,000	6,059,640
ALASKA — 0.81%
Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: FSA)	Aaa/AAA	955,000	1,052,381
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,268,225
Alaska Student Loan Corp., 5 .25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,249,780
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,514,192
ARIZONA — 1.00%
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	NR/A-	1,000,000	1,038,960
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	NR/A-	1,325,000	1,371,229
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	NR/A-	1,440,000	1,487,102
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: XLCA)	NR/A-	3,135,000	3,299,901
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	990,000	1,039,114
Pima County IDA Lease Obligation, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	290,000	299,231
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2020	Aa1/AA	1,205,000	1,218,291
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	NR/BBB	1,000,000	1,015,700
Tucson Water, 9.75% due 7/1/2008	Aa3/A+	500,000	509,425
ARKANSAS — 0.36%
Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	NR/A	1,000,000	1,043,180
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	NR/A	1,075,000	1,134,233
Little Rock Hotel & Restaurant GRT, 7.125% due 8/1/2009	A3/NR	1,820,000	1,882,917
CALIFORNIA — 3.12%
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,620,000	2,681,727
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,011,920
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	Aa3/A	2,600,000	2,853,552
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	Aa3/A	2,550,000	2,835,294
California State Public Works Board, 5.00% due 9/1/2016 (Regents University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,252,000
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,238,260
California Statewide Community HFA, 4.50% due 11/15/2013 (Los Angeles Jewish Home; Insured: CA Mortgage Insurance)	NR/A+	3,000,000	3,049,590
Escondido USD, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	Aaa/AAA	1,250,000	1,265,700
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aaa/AAA	2,000,000	2,170,960
Northern California Public Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	11,100,000	11,122,311
South Orange County Public Financing Authority, 8.00% due 8/15/2008 (Foothill Area; Insured: FGIC)	Baa3/NR	1,500,000	1,530,165
COLORADO — 3.83%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,530,000	1,653,180
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,565,000	1,695,067
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA+	12,350,000	12,815,842

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Department of Transportation Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	$1,500,000	$1,512,735
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio) (ETM)	NR/NR	345,000	345,000
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Children’s Hospital; Insured: MBIA)	Aaa/AAA	2,295,000	2,313,039
Denver City and County Airport System, 5.00% due 11/15/2016 (Insured: MBIA)	Aaa/AAA	1,515,000	1,628,852
Denver City and County Airport System, 5.00% due 11/15/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,069,110
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	A3/A-	3,000,000	3,160,830
E 470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: MBIA)	Aaa/AAA	2,110,000	1,592,565
Highlands Ranch Metropolitan District GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/NR	780,000	796,107
Highlands Ranch Metropolitan District GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/NR	905,000	923,688
Plaza Metropolitan District, 7.125% due 12/1/2010 (Public Improvement Fee/Tax Increment)	NR/NR	6,025,000	6,116,580
Plaza Metropolitan District, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	6,223,200
Southlands Metropolitan District GO, 6.75% due 12/1/2016	NR/AAA	1,000,000	1,143,120
CONNECTICUT — 0.15%
Connecticut State Health & Educational Facilities, 4.90% due 7/1/2008 (Insured: FGIC)	Baa3/NR	1,720,000	1,723,681
DELAWARE — 0.57%
Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	Baa2/BBB-	2,045,000	2,151,217
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	Baa1/BBB+	1,275,000	1,310,802
Delaware HFA, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,370,000	1,430,732
Delaware HFA, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,445,000	1,500,951
DISTRICT OF COLUMBIA — 2.63%
District of Columbia, 6.00% due 6/1/2018 (Insured: MBIA)	Aaa/AAA	5,000,000	5,753,850
District of Columbia Capital Appreciation, 0% due 4/1/2040 pre-refunded 4/1/2011 (Georgetown University)	Aaa/AAA	6,685,000	1,099,215
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,265,171
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	A2/A	2,875,000	3,097,899
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	A2/A	4,125,000	4,445,471
District of Columbia Hospital, 5.10% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	1,500,000	1,517,055
District of Columbia Hospital, 5.70% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	2,280,000	2,309,480
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	2,000,000	1,934,060
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,990,000	1,789,189
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,480,000	1,272,830
FLORIDA — 8.51%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,301,600
Broward County Resource Recovery, 5.375% due 12/1/2009 (Wheelabrator South)	A3/AA	5,000,000	5,143,450
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: FSA)	Aaa/AAA	7,630,000	8,446,639
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	A1/A+	1,000,000	1,059,950
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: MBIA)	Aaa/AAA	1,820,000	1,936,808
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,430,400
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	2,190,000	2,284,783
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,642,592
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,790,154
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligated Group)	Aaa/NR	2,500,000	2,561,525
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,743,191
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: FSA)	Aaa/AAA	1,500,000	1,629,690
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,143,760
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	NR/AA+	770,000	828,158
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	NR/AA+	905,000	977,581
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	NR/AA+	925,000	997,159

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	Moody’s/S&P	Amount	Value
Florida State Department of Transportation, 5.00% due 7/1/2018	Aa1/AAA	$3,000,000	$3,272,580
Highlands County Health Facilities, 7.09% due 11/15/2037 put 4/7/2008 (Adventist Health; Insured: MBIA) (auction rate securities)	Aaa/AAA	3,750,000	3,750,000
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	A3/A+	5,000,000	5,352,350
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	6,410,000	6,508,778
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	Aaa/AAA	3,250,000	3,217,565
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: XLCA)	A3/A-	2,000,000	2,148,540
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: XLCA)	A3/A-	2,000,000	2,144,040
Jacksonville Electric St. John’s River Park Systems, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,344,900
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	A2/NR	1,000,000	1,043,170
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	Aaa/AAA	3,000,000	3,225,990
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,072,378
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	2,485,000	2,610,468
Miami Street Sidewalk Improvement, 5.00% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,970,000	2,103,034
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health) (ETM)	A1/NR	1,395,000	1,476,887
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: FGIC)	Aa1/AA+	3,000,000	3,161,610
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/AA	2,115,000	2,023,547
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	Aa3/AA-	1,560,000	1,648,717
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,755,000	1,841,802
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	Baa3/NR	1,640,000	1,722,049
GEORGIA — 2.27%
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	3,850,000	4,180,830
Burke County PCR, 4.375% due 10/1/2032 put 4/1/2010 (Georgia Power Co.)	A2/A	5,000,000	5,002,000
Main Street Natural Gas Inc., 5 .00% due 3/15/2013	A1/A+	1,500,000	1,496,055
Main Street Natural Gas Inc., 5 .00% due 3/15/2014	Aa2/AA-	3,000,000	3,054,330
Main Street Natural Gas Inc., 5 .00% due 3/15/2014	A1/A+	3,590,000	3,546,669
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	2,000,000	2,142,420
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	1,000,000	1,130,660
Monroe County Development Authority PCR, 4.50% due 7/1/2025 put 4/1/2011 (Georgia Power Co.)	A2/A	5,000,000	4,968,850
GUAM — 0.09%
Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	NR/A-	1,000,000	1,036,340
HAWAII — 0.19%
Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: MBIA)	Aaa/AAA	2,000,000	2,115,800
IDAHO — 0.27%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,610,037
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,392,101
ILLINOIS — 10.42%
Bolingbrook, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,064,775
Bolingbrook, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	2,000,000	1,337,000
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,412,954
Champaign County Community School District 116, 0% due 1/1/2009 (ETM)	A3/AAA	1,205,000	1,186,359
Champaign County Community School District 116, 0% due 1/1/2009 (Insured: FGIC)	A3/AAA	2,140,000	2,103,149
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	A1/AA-	2,000,000	2,116,960

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Chicago Board of Education GO, 7.00% due 3/1/2014 put 4/1/2008 (auction rate security)	A1/AA-	$5,375,000	$5,375,000
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	Aa3/AA-	2,670,000	1,891,161
Chicago Gas Supply, 4.75% due 3/1/2030 put 6/30/2014 (Peoples Gas Light & Coke)	A1/A-	1,500,000	1,535,265
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,111,130
Chicago GO, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,198,180
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	Aaa/NR	2,300,000	2,445,774
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,231,975
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: FSA) (1)	Aaa/AAA	2,000,000	2,178,840
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	Aaa/NR	1,070,000	1,144,258
Chicago Midway Airport, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,349,822
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,284,005
Chicago Park District Parking Facility, 5.75% due 1/1/2010 (ETM)	Baa1/NR	1,000,000	1,058,630
Cook County, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,627,249
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,863,280
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	Baa3/NR	2,500,000	3,348,950
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: FGIC)	Aa3/NR	2,250,000	2,877,592
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,801,650
Illinois DFA, 6.00% due 11/15/2009 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,635,000	3,822,893
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,860,000	4,153,823
Illinois DFA Community Rehab Providers, 6.00% due 7/1/2015	NR/BBB	1,450,000	1,461,499
Illinois DFA Multi Family Housing, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	190,000	191,520
Illinois DFA PCR, 5.70% due 1/15/2009 (Commonwealth Edison Co.; Insured: MBIA)	NR/AAA	3,000,000	3,069,300
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A1/A+	2,300,000	2,311,546
Illinois Financing Authority Student Housing, 5.00% due 5/1/2014	Baa3/NR	3,895,000	3,864,658
Illinois HFA, 6.50% due 2/15/2009 (Iowa Health System)	Aa3/NR	1,375,000	1,412,703
Illinois HFA, 6.50% due 2/15/2010 (Iowa Health System) (ETM)	Aa3/NR	1,465,000	1,542,000
Illinois HFA, 6.00% due 2/15/2011 (Iowa Health System; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,672,757
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: MBIA)	Aaa/AAA	3,000,000	3,078,420
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	A3/A-	1,500,000	1,582,470
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Baa3/A	1,040,000	1,087,403
Illinois State GO, 5.00% due 10/1/2017	Aa3/AA	2,000,000	2,153,020
Kane County Forest Preservation District, 5.00% due 12/15/2015 (Insured: FGIC)	Baa3/AA	2,780,000	3,042,265
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	Aa3/AA-	3,000,000	2,341,830
Lake County Community High School District, 0% due 12/1/2011 (Insured: FGIC)	Baa3/AA	3,235,000	2,869,477
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2010 (Insured: FGIC)	Baa3/NR	1,000,000	948,730
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2012 (Insured: FGIC)	Baa3/NR	2,200,000	1,917,410
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick; Insured: MBIA)	Aaa/AAA	1,045,000	863,975
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick; Insured: FGIC)	A1/NR	11,295,000	7,925,137
Naperville City, Du Page & Will Counties Economic Development, 6.10% due 5/1/2008 (Hospital & Health System Association; LOC: Bank One N.A.)	NR/AA	675,000	676,546
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A3/A-	1,000,000	1,046,370
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A3/A-	1,000,000	1,033,690
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	Baa2/BBB	2,375,000	2,413,166
INDIANA — 5.14%
Allen County Economic Development, 5.60% due 12/30/2009 (Indiana Institute of Technology)	NR/NR	760,000	780,794
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,410,716
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,204,824
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: XLCA)	Aa3/NR	1,000,000	1,073,600
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: XLCA)	Aa3/NR	1,480,000	1,588,469
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: XLCA)	Aa3/NR	1,520,000	1,621,582

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Allen County Redevelopment District, 5.00% due 11/15/2016	A3/NR	$1,000,000	$1,038,980
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	A1/A+	1,000,000	1,082,390
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	788,256
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	768,689
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	841,140
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,179,171
Center Grove Building Corp., 5 .00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,201,579
Dekalb County Redevelopment Authority Lease Rental, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement; Insured: XLCA)	A3/A-	1,000,000	1,050,210
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	953,161
Elberfeld J. H. Castle School Building Corp., 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,848,617
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,081,500
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,082,870
Huntington Economic Development, 6.15% due 11/1/2008 (United Methodist Membership)	NR/NR	365,000	366,938
Huntington Economic Development, 6.20% due 11/1/2010 (United Methodist Membership)	NR/NR	790,000	801,676
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	Aa2/NR	1,500,000	1,521,705
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	Aaa/AAA	5,000,000	5,447,800
Indiana State Educational Facilities Authority, 5.75% due 10/1/2009 (University of Indianapolis)	NR/A-	670,000	694,428
Indiana State Finance Authority, 5.00% due 11/1/2018	Aa3/AA	2,000,000	2,100,580
Indiana State Finance Authority, Forensic & Health Science, 5.00% due 7/1/2016 (Insured: MBIA)	Aaa/AAA	1,030,000	1,122,103
Indianapolis Local Public Improvement Bond, 5.00% due 1/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,088,180
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,091,250
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2016 (Insured: FGIC)	Aa2/AA	1,030,000	1,106,951
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Baa3/NR	440,000	444,532
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Baa3/NR	455,000	474,497
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Baa3/AA	1,200,000	1,307,688
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Baa3/AA	1,250,000	1,362,762
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,136,457
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,226,175
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,232,956
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	NR/A+	1,660,000	1,704,272
Perry Township Multi School Building, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,330,965
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	774,346
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Baa3/A	1,445,000	1,547,638
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Baa3/AA	2,095,000	2,272,321
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,064,381
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,193,605
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,467,258
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Baa3/AA	2,080,000	2,267,866
IOWA — 1.87%
Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	NR/AA-	2,900,000	3,054,947
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,770,000	2,770,970
Dubuque Community School District, 5.00% due 1/1/2013	NR/NR	1,600,000	1,633,312
Dubuque Community School District, 5.00% due 7/1/2013	NR/NR	1,640,000	1,673,440
Iowa Finance Authority, 6.50% due 2/15/2009 (Iowa Health Services)	Aa3/NR	1,825,000	1,878,217
Iowa Finance Authority, 6.50% due 2/15/2010 (Iowa Health Services)	Aa3/NR	2,955,000	3,122,962
Iowa Finance Authority, 5.75% due 12/1/2010 (Trinity Health)	Aa2/AA	3,295,000	3,457,443
Iowa Finance Authority, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services; Insured:AMBAC)	Aaa/AAA	3,145,000	3,377,730

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s /S&P	Principal Amount	Value

KANSAS — 0.89%
Burlington Environmental Improvement, 5.374% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	A3/A	$10,000,000	$9,989,200
KENTUCKY — 1.43%
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	2,835,000	2,976,381
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	4,565,000	4,758,830
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	3,775,000	4,044,422
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured MBIA)	Aaa/AAA	4,055,000	4,328,104
LOUISIANA — 2.93%
East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	3,000,000	3,209,670
Louisiana Environmental Facilities & Community Development Authority Multi Family, 5.00% due 9/1/2012 (Bellemont Apartments)	Baa3/NR	910,000	909,963
Louisiana Public Facilities Authority, 5.75% due 10/1/2008(Loyola University)	A1/A+	1,000,000	1,013,450
Louisiana Public Facilities Authority, 5.375% due 12/1/2008 (Wynhoven) Health Care Center; Guaranty: Archdiocese of New Orleans)	NR/NR	500,000	497,075
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,037,280
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	A3/NR	1,825,000	1,883,363
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,023,400
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	A3/NR	1,035,000	1,054,686
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,006,500
Louisiana State Citizens Property Insurance Corp., 5 .00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,234,050
Louisiana State GO, 5.50% due 11/15/2008 (Insured: FGIC)	A2/A	1,980,000	2,019,105
Louisiana State GO, 5.00% due 8/1/2017 (Insured: MBIA)	Aaa/AAA	4,000,000	4,245,320
Louisiana State Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A3/A	4,200,000	4,312,182
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,529,291
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	2,400,000	2,439,528
Regional Transportation Authority, 8.00% due 12/1/2011 (Insured: FGIC)	Baa3/NR	1,250,000	1,440,450
MARYLAND — 0.17%
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2017 (Washington County Hospital)	NR/BBB-	1,000,000	992,240
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2018 (Washington County Hospital)	NR/BBB-	1,000,000	976,560
MASSACHUSETTS — 3.66%
Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,674,557
Massachusetts GO, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,024,240
Massachusetts GO Construction Loan, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,965,300
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,345,000	2,506,969
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC) (ETM)	Baa3/NR	3,415,000	3,743,147
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,510,039
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	3,215,000	3,476,926
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2008	Aa2/AA-	1,000,000	992,430
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2010	Aa2/AA-	13,000,000	12,163,710

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/ S&P	Principal Amount	Value

MICHIGAN — 4.48%
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	Baa3/BBB	$3,715,000	$3,768,161
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	2,205,000	2,250,313
Grand Valley Michigan State University, 8.00% due 12/1/2033 put 4/7/2008 (Insured: AMBAC) (weekly demand notes)	Aaa/A-1+	10,000,000	10,000,000
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Baa3/NR	3,000,000	2,321,070
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health) (2)	Aa3/AA	2,000,000	2,067,320
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: FSA)	Aaa/AAA	1,710,000	1,713,608
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	Aaa/AAA	6,000,000	6,497,880
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,307,020
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A1/A+	1,000,000	1,044,210
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: Assured Guaranty)	Aaa/AAA	2,000,000	2,134,540
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	Aaa/NR	2,075,000	2,164,412
Northern Michigan University, 8.50% due 6/1/2031 put 4/1/2008 (Insured: FGIC) (daily demand notes)	A2/AAA	10,000,000	10,000,000
MINNESOTA — 1.09%
Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	1,150,000	1,077,401
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,047,470
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligated Group)	Baa1/BBB	1,500,000	1,570,125
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	Aaa/AAA	8,005,000	8,547,979
MISSISSIPPI — 0.23%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	Baa3/NR	1,020,000	1,096,235
Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,517,033
MISSOURI — 0.21%
Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	Aa2/NR	1,275,000	1,313,849
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	NR/AA-	1,000,000	1,056,130
MONTANA — 1.62%
Forsyth PCR, 5.00% due 10/1/2032 put 12/30/2008 (Avista Corp.; Insured: AMBAC)	Aaa/AAA	11,440,000	11,543,303
Forsyth PCR, 5.20% due 5/1/2033 put 5/1/2009 (Portland General)	Baa1/A	4,385,000	4,448,013
Montana Facilities Finance Authority, 5.00% due 1/1/2015 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,076,970
Montana Facilities Finance Authority, 5.00% due 1/1/2016 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,073,600
NEBRASKA — 0.77%
Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,455,000	1,510,479
Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,625,000	1,705,535
Omaha Public Power District Electric Systems B, 5.00% due 2/1/2013	Aa1/AA	5,000,000	5,404,400
NEVADA — 0.97%
Clark County District 121, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	1,945,000	2,088,833
Clark County School District GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,078,210
Las Vegas Special Local Improvement District 707, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,630,000	1,669,006
Nevada Housing Division Multi Family Housing, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	205,000	205,000
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,034,250
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,335,873

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	$3,500,000	$3,521,385
NEW HAMPSHIRE — 0.94%
Manchester Housing & Redevelopment Authority, 6.05% due 1/1/2012 (Insured: ACA)	Baa3/NR	1,500,000	1,536,765
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2016 (Southern NH Health Systems)	NR/A-	1,260,000	1,288,451
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2017 (Southern NH Health Systems)	NR/A-	1,000,000	1,018,170
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: MBIA)	Aaa/AAA	2,985,000	3,271,082
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: MBIA)	Aaa/AAA	3,130,000	3,426,036
NEW JERSEY — 2.41%
Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,167,850
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,747,665
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	991,790
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	977,910
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	Baa2/BBB	7,375,000	7,819,786
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,443,500
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,422,880
Tobacco Settlement Financing Corp, 6.125% due 6/1/2024 refunded to various dates	Aaa/AAA	500,000	533,025
NEW MEXICO — 0.68%
Belen Consolidated School District GO, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,007,250
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2013 pre-refunded 6/1/2011	Aa1/AAA	1,325,000	1,420,480
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,209,928
NEW YORK — 4.73%
Hempstead Town IDA Resource Recovery, 5.00% due 12/1/2008 (American Ref-Fuel; Insured: MBIA)	Aaa/AAA	1,000,000	1,012,600
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/AA	3,705,000	3,789,770
New York City Housing Development Corp. Multi Family Housing, 5.50% due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	185,363
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,215,000	2,263,376
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,330,000	2,384,009
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,453,550
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,203,400
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,656,045
New York Dormitory Authority Mental Health Services Facilities Improvement, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,683,248
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	Baa1/NR	1,820,000	1,928,527
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	Baa1/NR	1,500,000	1,595,280
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,258,160
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,091,060
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,809,438
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured:
SONYMA)	Aa1/NR	1,500,000	1,568,295
New York State Dormitory Authority Hospital, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,650,000	4,025,037
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: XLCA)	A1/A-	1,000,000	1,088,970
Oneida County IDA, 6.00% due 1/1/2009 (Faxton Hospital; Insured: Radian)	NR/AA	710,000	723,668
Port Authority 148th, 5.00% due 8/15/2017 (Insured: FSA)	Aaa/AAA	4,725,000	5,203,217

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	$40,000	$40,057
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	A1/AA-	3,160,000	3,168,026
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: XLCA)	A1/AA-	2,000,000	2,003,540
NORTH CAROLINA — 2.40%
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016	Aa3/AA-	3,420,000	3,615,761
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017	Aa3/AA-	2,000,000	2,102,640
North Carolina Eastern Municipal Power Agency Power Systems, 5.375% due 1/1/2011	Baa1/BBB	3,000,000	3,099,120
North Carolina Eastern Municipal Power Agency Power Systems, 5.25% due 1/1/2012	Baa1/BBB	650,000	672,724
North Carolina Eastern Municipal Power Agency Power Systems, 5.50% due 1/1/2012	Baa1/BBB	1,100,000	1,147,894
North Carolina Eastern Municipal Power Agency Power Systems, 5.25% due 1/1/2013	Baa1/BBB	1,055,000	1,093,908
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	Aa1/AA+	2,400,000	2,544,912
North Carolina Municipal Power Agency, 6.00% due 1/1/2010 (Catawba Electric; Insured: MBIA)	Aaa/AAA	2,400,000	2,530,560
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A3/A-	2,505,000	2,664,819
North Carolina Municipal Power Agency, 6.375% due 1/1/2013 (Catawba Electric)	A3/A-	1,000,000	1,063,630
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	Aa1/AA+	5,000,000	5,339,350
University of North Carolina Systems Pool, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,113,358
NORTH DAKOTA — 0.14%
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	NR/BBB+	1,560,000	1,601,870
OHIO — 2.34%
Akron COP, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,265,200
Akron COP, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,180,020
Cleveland Cuyahoga County Port Authority, 6.00% due 11/15/2010	NR/NR	2,015,000	2,079,843
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,102,530
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,548,036
Lorain County Hospital, 6.00% due 9/1/2008 (Catholic Healthcare Partners; Insured: MBIA)	Aaa/AAA	1,200,000	1,218,372
Mahoning Valley Sanitary District, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,332,734
Mahoning Valley Sanitary District, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	814,768
Montgomery County, 6.00% due 12/1/2008 (Catholic Health Initiatives)	Aa2/AA	2,250,000	2,305,597
Montgomery County, 6.00% due 12/1/2009 (Catholic Health Initiatives)	Aa2/AA	2,385,000	2,515,126
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	Aa2/AA	1,530,000	1,645,224
Ohio State Unlimited Tax GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,239,300
Reading Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute; Insured: Radian)	NR/AA	975,000	995,358
OKLAHOMA — 1.01%
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,032,290
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,400,648
Jenks Aquarium Authority First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	325,000	336,785
Oklahoma DFA Health Facilities, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	808,827
Oklahoma DFA Hospital, 5.25% due 12/1/2011 (Duncan Regional Hospital)	NR/A	1,215,000	1,273,855
Oklahoma DFA Hospital, 5.00% due 10/1/2012 (Unity Health Center)	NR/A-	1,070,000	1,123,104
Oklahoma DFA Hospital, 5.25% due 12/1/2012 (Duncan Regional Hospital)	NR/A	1,330,000	1,405,278
Oklahoma DFA Hospital, 5.25% due 12/1/2013 (Duncan Regional Hospital)	NR/A	1,350,000	1,428,422
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aaa/AAA	190,000	202,462
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aaa/AAA	2,150,000	2,291,018

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

OREGON — 0.55%
Clackamas County HFA, 5.00% due 5/1/2008 (Legacy Health Systems)	A1/AA-	$4,000,000	$4,009,080
Oregon State Department Administrative Services COP, 5.00% due 11/1/2014 (Insured: FGIC)	Aa3/AA-	1,000,000	1,083,210
Oregon State Department Administrative Services COP, 5.00% due 11/1/2015 (Insured: FGIC)	Aa3/AA-	1,000,000	1,081,810
PENNSYLVANIA — 1.80%
Allegheny County Hospital Development, 6.30% due 5/1/2009 (South Hills Health System) (ETM)	Baa1/NR	795,000	813,818
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	NR/AAA	1,915,000	2,057,936
Geisinger Authority Health Systems, 5.50% due 8/15/2009	Aa2/AA	1,000,000	1,020,340
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/AA	1,200,000	1,201,560
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,265,530
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: FSA)	Aaa/AAA	3,315,000	3,572,774
Pittsburgh, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,636,804
Pittsburgh, 5.50% due 9/1/2014 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,115,340
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Aaa/AAA	1,400,000	1,496,334
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Aaa/AAA	1,000,000	1,078,330
PUERTO RICO — 0.09%
Puerto Rico Commonwealth Highway & Transportation Authority, 5.00% due 7/1/2008 (Insured: FGIC)	Baa2/A-	1,000,000	1,005,680
RHODE ISLAND — 0.75%
Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	A3/A	1,880,000	2,023,783
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured: MBIA)	Aaa/AAA	1,000,000	1,083,810
Rhode Island State Economic Development Corp., 5 .75% due 7/1/2010 (Providence Place Mall; Insured:
Radian)	NR/AA	1,560,000	1,610,700
Rhode Island State Health & Education Building Corp., 4 .50% due 9/1/2009 (Butler Hospital; LOC: Bankof America)	NR/AA+	1,960,000	2,031,011
Rhode Island State Health & Education Building Corp., 5 .25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,565,000	1,671,983
SOUTH CAROLINA — 1.22%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	Baa3/BBB	7,975,000	8,242,960
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,072,980
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: FSA)	Aaa/AAA	2,000,000	2,165,040
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,095,480
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,092,250
SOUTH DAKOTA — 0.11%
South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: MBIA)	Aaa/AAA	1,100,000	1,186,042
TENNESSEE — 1.94%
Knox County Health, Educational, & Housing Facilities, 5.00% due 4/1/2017 (University Health Systems)	NR/BBB+	3,130,000	3,100,954
Metro Government Nashville Multi Family, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	2,000,000	2,211,720
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,479,828
Tennessee Energy Acquisition Corp., 5 .00% due 9/1/2014	Aa3/AA-	975,000	971,422
Tennessee Energy Acquisition Corp., 5 .00% due 9/1/2015	Aa3/AA-	3,000,000	2,959,170
Tennessee Energy Acquisition Corp., 5 .00% due 2/1/2017	Aa3/AA-	5,000,000	4,828,900
Tennessee Energy Acquisition Corp., 5 .25% due 9/1/2018	Aa3/AA-	5,000,000	4,879,600
Tennessee Energy Acquisition Corp., 5 .25% due 9/1/2020	Aa3/AA-	1,450,000	1,402,048

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TEXAS — 11.82%
Amarillo Health Facilities Corp., 5 .50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: FSA)	Aaa/NR	$1,350,000	$1,444,662
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,118,339
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,642,466
Bell County Health Facilities Development Corp., 6 .25% due 8/15/2010 pre-refunded 2/15/2010 (Scott & White Memorial Hospital; Insured: MBIA)	Aaa/AAA	1,000,000	1,079,700
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (American Opportunity Housing; Insured: MBIA)	Aaa/NR	1,800,000	1,863,414
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: MBIA)	AAA/AAA	2,475,000	2,542,988
Cedar Hill ISD GO, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	440,000	399,960
Clint ISD GO, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,832,838
Clint ISD GO, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,155,000	1,234,383
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,609,713
Corpus Christi Business & Job Development Corp., 5 .00% due 9/1/2012 (Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,098,523
Corpus Christi Utility Systems, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,021,260
Corpus Christi Utility Systems, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	4,980,234
Duncanville ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,531,944
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,093,247
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	Aa2/AA	1,390,000	1,488,273
Grapevine Colleyville ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,616,984
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Baa3/AA-	2,005,000	2,008,930
Harris County Health Facilities Development Corp. Thermal Utility, 5.45% due 2/15/2011 (Teco; Insured: AMBAC)	Aaa/AAA	3,000,000	3,087,870
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco; Insured: MBIA)	Aaa/AAA	1,500,000	1,591,695
Harris County Hospital District, 5.75% due 2/15/2011 pre-refunded 8/15/2010 (Insured: MBIA)	Aaa/AAA	10,000,000	10,749,900
Harris County Hospital District, 5.75% due 2/15/2012 pre-refunded 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,000,000	2,149,980
Harris County Hospital District Mortgage, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	895,000	946,803
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	1,275,000	1,361,917
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: MBIA)	Aaa/AAA	1,500,000	1,596,390
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,997,277
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,762,091
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	NR/AAA	2,170,000	1,408,330
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	662,970
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,077,750
Laredo GO, 5.00% due 2/15/2018 (Insured: MBIA)	Aaa/AAA	2,000,000	2,125,460
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,766,605
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,869,506
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,972,386
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,079,903
Mesquite ISD GO, 0% due 8/15/2011 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/AAA	1,865,000	1,661,323
Mesquite ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	1,200,000	1,058,508
Midlothian ISD GO, 0% due 2/15/2009 (Guaranty: PSF) (ETM)	Aaa/NR	570,000	559,734
Midlothian ISD GO, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	617,929
Midtown Redevelopment Authority, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	726,271
Midtown Redevelopment Authority, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	779,901
North Central Health Facility Development Hospital, 5.00% due 5/15/2017 (Baylor Health Care System)	Aa2/AA-	5,000,000	5,092,900
North East ISD GO, 5.00% due 8/1/2016	Aaa/AAA	2,000,000	2,189,840
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	Aaa/AAA	1,050,000	1,055,082
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,273,960
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,241,980
Spring Branch ISD GO, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	564,795

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

	Credit Rating†	Principal
Issuer-Description	Moody’s/S&P	Amount	Value
Tarrant County Health Facilities Development Corp., 6 .00% due 11/15/2009 (Adventist/Sunbelt Health System) (ETM)	A1/NR	$650,000	$690,216
Tarrant County Health Facilities Development Corp., 6 .10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	A1/NR	730,000	802,825
Texarkana Health Facilities Development Corp., 5 .75% due 10/1/2008 (Wadley Regional Medical Center; Insured: MBIA)	Aaa/AAA	1,500,000	1,526,565
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	816,970
Texas State Affordable Housing Corp., 4 .85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,775,000	1,789,307
Texas State Public Finance Authority, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation; Insured: FSA)	Aaa/AAA	1,000,000	1,055,100
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,305,000	1,430,724
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,450,000	1,589,287
Tomball Hospital Authority, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,486,178
Travis County Health Facilities Development Corp., [5] .75% due 11/15/2008 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,300,000	2,351,842
Travis County Health Facilities Development Corp., 5 .75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,420
Washington County Health Facilities Development Corp., 5 .35% due 6/1/2009 (Trinity Medical Center; Insured: ACA)	NR/NR	870,000	867,007
Washington County Health Facilities Development Corp., 5 .75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,836,506
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,835,000	3,035,009
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,680,740
UTAH — 0.58%
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,362,708
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,571,055
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010	NR/AA	510,000	535,153
VIRGINIA — 0.87%
Alexandria IDA, 5.75% due 10/1/2008 (Institute for Defense; Insured: AMBAC) (ETM)	Aaa/AAA	1,070,000	1,091,432
Alexandria IDA, 5.75% due 10/1/2009 (Institute for Defense; Insured: AMBAC) (ETM)	Aaa/AAA	1,130,000	1,193,868
Alexandria IDA, 5.75% due 10/1/2010 (Institute for Defense; Insured: AMBAC) (ETM)	Aaa/AAA	1,195,000	1,291,879
Chesterfield County IDA PCR, 5.50% due 10/1/2009 (VEPCO)	Baa1/A-	1,500,000	1,510,695
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,533,350
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	Aaa/NR	3,000,000	3,145,350
WASHINGTON — 2.61%
Chelan County Public Utilities, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	2,000,000	1,551,720
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	1,760,000	1,768,272
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	705,000	708,314
Energy Northwest Washington Electric, 5.375% due 7/1/2013 (Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,154,420
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	Aaa/AA-	5,470,000	5,957,541
Snohomish County Public Utilities District 1 Electric, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,427,333
Washington State HFA, 5.50% due 12/1/2009 (Providence Services; Insured: MBIA) (ETM)	Aaa/AAA	1,500,000	1,583,205
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Credit Support: Assured Guaranty)	Aaa/AAA	1,000,000	1,073,800
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	830,000	825,518
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	1,140,000	1,133,787
Washington State Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,009,190

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington State Public Power Supply Systems, 5.00% due 7/1/2011 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	$1,000,000	$1,025,600
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	1,300,000	1,426,282
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Nuclear Number 3; Insured: MBIA- IBC)	Aaa/AAA	1,760,000	1,447,371
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Number 3; Insured: MBIA- IBC)	Aaa/AAA	3,000,000	2,218,680
WEST VIRGINIA — 0.17%
Harrison County Nursing Facility, 5.625% due 9/1/2010 (Salem Health Care Corp.; LOC: Fleet Bank)	NR/NR	245,000	245,029
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	2,260,000	1,628,127
WISCONSIN — 0.32%
Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Solid Waste) (ETM)	NR/B	1,500,000	1,591,320
Wisconsin State Health & Educational Facilities Authority, 6.00% due 8/15/2008 (Aurora Health Care Inc.; Insured: MBIA)	Aaa/AAA	2,000,000	2,028,080
WYOMING — 0.34%
West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/NR	1,400,000	1,400,966
Wyoming Farm Loan Board, 0% due 4/1/2009	NR/AA+	2,500,000	2,446,626

TOTAL INVESTMENTS — 98.29% (Cost $1,082,102,339)			$1,103,772,992
OTHER ASSETS LESS LIABILITIES - 1.71%			19,242,820

NET ASSETS — 100.00%			$1,123,015,812

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Segregated as collateral for a when-issued security.
(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HUD	Department of Housing and Urban Development
IDA	Industrial Development Authority

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Portfolio Abbreviations (continued)

ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

32    Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$1,022.40	$4.52
Hypothetical*	$1,000.00	$1,020.53	$4.52
Class C Shares
Actual	$1,000.00	$1,021.70	$5.92
Hypothetical*	$1,000.00	$1,019.14	$5.91
Class I Shares
Actual	$1,000.00	$1,024.10	$2.84
Hypothetical*	$1,000.00	$1,022.20	$2.83

†	Expenses are equal to the annualized expense ratio for each class (A: 0.89%; C: 1.17%; and I: 0.56%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report    33

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

34    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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36    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive and are under 701/ compensation 2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

Sep IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

Simple IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

Investment Advisor:	Distributor:
Thornburg Investment Management® 800.847.0200	Thornburg Securities Corporation® 800.847.0200
TH1072

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Municipal Fund

I Shares

Semi-Annual Report – March 31, 2008

LIPPER FUND AWARDS
USA 2008
Thornburg Investment Management
BEST FIXED-INCOME FUND FAMILY
among 41 Large fund families

Fund family award was based on risk-adjusted returns for the three-year period ended 12/31/07. The Fund may not have ranked number one in its category.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Semi-Annual Report.

Thornburg Limited Term Municipal Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

Ranked #1 by Morningstar

Thornburg Limited Term Municipal Fund, I shares

Class I shares ranked #1 out of 61 funds in Morningstar’s Muni National Short category for the 10-year period ended 12/31/07 and has retained that rank as of 3/31/08. Class I shares ranked #7 out of 106 funds for five years ended 3/31/08 and #29 out of 134 for one year. Ranks are based on total returns . Past performance does not guarantee future results.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

4    Certified Semi-Annual Report

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S.Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S.government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the Class I shares increased by 6 cents per share to $13.55 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 26.2 cents per share. If you reinvested your dividends, you received 26.4 cents per share.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlvered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family. In January 2008, Limited Term Municipal Fund (Class I shares) was ranked #1 by Morningstar in its category for total return performance in the ten years ended December 31, 2007 (among 61 Muni National Short funds).

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their

6    Certified Semi-Annual Report

portfolios to hold more assets denominated in currencies other than the dollar. Dollar-denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

% of portfolio maturing			Cumulative % maturing
1 years	=	9.7%	Year 1	=	9.7%
1 to 2 years	=	10.3%	Year 2	=	20.0%
2 to 3 years	=	12.1%	Year 3	=	32.1%
3 to 4 years	=	8.9%	Year 4	=	41.0%
4 to 5 years	=	10.3%	Year 5	=	51.3%
5 to 6 years	=	10.8%	Year 6	=	62.1%
6 to 7 years	=	9.1%	Year 7	=	71.2%
7 to 8 years	=	10.9%	Year 8	=	82.1%
8 to 9 years	=	9.8%	Year 9	=	91.9%
Over 9 years	=	8.1%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/08.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

The Class I shares of your Fund produced a total return of 2.41% over the six-month period ended March 31, 2008, compared to a 3.88% return for the Lehman Five-Year Municipal Bond Index. Over the six-month period, five-year municipal bonds have performed better than longer (6 to 10 year) and shorter maturity (1 to 4 year) bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, with roughly 10% of the portfolio maturing in each year of the ladder, so most of the bonds mature in less than or more than five years. Since those bonds generally underperformed five-year bonds, the Fund underperformed the Index.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of 469 municipal obligations from 48 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields, but we did not modify the portfolio’s key characteristics. At September 30, 2007, the Fund’s ladder had an average maturity of 4.75 years and duration of 3.77 years. As the yield curve steepened, we invested evenly along the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 4.74 and duration of 3.80 years – nearly identical to how it measured six months earlier.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point,

Certified Semi-Annual Report    7

Letter to Shareholders

Continued

bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

State tax revenues have slowed, putting a damper on state budgets. Historically this corresponds with periods of increased municipal bond supply as states and localities borrow to fund expenditures. Other sectors of the municipal bond market are moving sideways, with a mixture of credit rating upgrades and downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 83% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $1,082,102,339) (Note 2)	$1,103,772,992
Cash	6,681,970
Receivable for investments sold	1,015,000
Receivable for fund shares sold	3,022,483
Interest receivable	13,905,447
Prepaid expenses and other assets	46,429

Total Assets	1,128,444,321

LIABILITIES
Payable for securities purchased	2,067,940
Payable for fund shares redeemed	1,538,986
Payable to investment advisor and other affiliates (Note 3)	692,166
Accounts payable and accrued expenses	210,077
Dividends payable	919,340

Total Liabilities	5,428,509

NET ASSETS	$1,123,015,812

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(3,894)
Net unrealized appreciation on investments	21,670,653
Accumulated net realized gain (loss)	(9,160,232)
Net capital paid in on shares of beneficial interest	1,110,509,285

$1,123,015,812

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($696,086,103 applicable to 51,364,318 shares of beneficial interest outstanding - Note 4)	$13.55
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.76

Class C Shares:
Net asset value and offering price per share * ($87,956,142 applicable to 6,478,572 shares of beneficial interest outstanding - Note 4)	$13.58

Class I Shares:
Net asset value, offering and redemption price per share ($338,973,567 applicable to 25,009,897 shares of beneficial interest outstanding - Note 4)	$13.55

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $3,303,274)	$24,314,096

EXPENSES:
Investment advisory fees (Note 3)	2,398,055
Administration fees (Note 3)
Class A Shares	431,889
Class C Shares	53,414
Class I Shares	80,555
Distribution and service fees (Note 3)
Class A Shares	863,777
Class C Shares	427,317
Transfer agent fees
Class A Shares	146,325
Class C Shares	22,111
Class I Shares	44,460
Registration and filing fees
Class A Shares	11,494
Class C Shares	9,288
Class I Shares	16,190
Custodian fees (Note 3)	93,254
Professional fees	28,191
Accounting fees	22,010
Trustee fees	7,122
Other expenses	62,166

Total Expenses	4,717,618
Less:
Distribution fees waived (Note 3)	(213,659)
Fees paid indirectly (Note 3)	(11,454)

Net Expenses	4,492,505

Net Investment Income	19,821,591

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	477,123
Net change in unrealized appreciation (depreciation) of investments	4,507,836

Net Realized and Unrealized Gain	4,984,959

Net Increase in Net Assets Resulting From Operations	$24,806,550

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$19,821,591	$40,159,219
Net realized gain (loss) on investments	477,123	(1,146,124)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	4,507,836	(3,013,630)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,806,550	35,999,465

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(12,201,452)	(26,069,081)
Class C Shares	(1,390,630)	(2,952,660)
Class I Shares	(6,229,509)	(11,137,478)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(3,886,384)	(133,561,208)
Class C Shares	1,018,755	(18,529,049)

Class I Shares	33,901,812	18,744,294
Net Increase (Decrease) in Net Assets	36,019,142	(137,505,717)

NET ASSETS:
Beginning of period	1,086,996,670	1,224,502,387

End of period	$1,123,015,812	$1,086,996,670

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    11

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $2,905 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,712 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $213,659 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $11,454. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,909,574	$53,048,271	4,907,768	$66,014,807
Shares issued to shareholders in reinvestment of dividends	628,944	8,512,535	1,327,844	17,870,751
Shares repurchased	(4,826,375)	(65,447,190)	(16,162,702)	(217,446,766)

Net Increase (Decrease)	(287,857)	$(3,886,384)	(9,927,090)	$(133,561,208)

Class C Shares
Shares sold	702,911	$9,579,499	638,787	$8,601,275
Shares issued to shareholders in reinvestment of dividends	68,227	924,955	146,274	1,972,339
Shares repurchased	(698,494)	(9,485,699)	(2,157,502)	(29,102,663)

Net Increase (Decrease)	72,644	$1,018,755	(1,372,441)	$(18,529,049)

Class I Shares
Shares sold	5,006,655	$68,014,859	7,495,756	$100,902,857
Shares issued to shareholders in reinvestment of dividends	360,945	4,885,175	632,992	8,518,497
Shares repurchased	(2,871,428)	(38,998,222)	(6,741,062)	(90,677,060)

Net Increase (Decrease)	2,496,172	$33,901,812	1,387,686	$18,744,294

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $120,247,334 and $107,127,787, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,082,107,146

Gross unrealized appreciation on a tax basis	$24,801,006
Gross unrealized depreciation on a tax basis	(3,135,160)

Net unrealized appreciation (depreciation) on investments (tax basis)	$21,665,846

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$3,565,103
2013	30,614
2014	2,276,013
2015	2,811,143

$8,682,873

As of March 31, 2008, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $949,675. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended Sept. 30,			Three Months Ended Sept. 30, 2004(a)		Year Ended June 30,
			2007	2006	2005			2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.49		$13.53	$13.59	$13.83	$13.68		$14.01	$13.65

Income from investment operations:
Net investment income (loss)	0.26		0.51	0.49	0.44	0.11		0.44	0.49
Net realized and unrealized gain (loss) on investments	0.06		(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36

Total from investment operations	0.32		0.47	0.43	0.20	0.26		0.11	0.85

Less dividends from:
Net investment income	(0.26)		(0.51)	(0.49)	(0.44)	(0.11)		(0.44)	(0.49)
Change in net asset value	0.06		(0.04)	(0.06)	(0.24)	0.15		(0.33)	0.36
NET ASSET VALUE, end of period	$13.55		$13.49	$13.53	$13.59	$13.83		$13.68	$14.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.41		3.53	3.22	1.50	1.87		0.80	6.36
Ratios to average net assets:
Net investment income (loss) (%)	3.87	(c)	3.78	3.62	3.25	3.02	(c)	3.18	3.54
Expenses, after expense reductions (%)	0.56	(c)	0.57	0.57	0.57	0.55	(c)	0.57	0.58
Expenses, after expense reductions and net of custody credits (%)	0.56	(c)	0.57	0.57	0.57	0.55	(c)	0.57	0.58
Expenses, before expense reductions (%)	0.56	(c)	0.57	0.57	0.57	0.55	(c)	0.57	0.58

Portfolio turnover rate (%)	10.13		21.35	23.02	27.80	4.57		21.37	15.81

Net assets at end of period (thousands)	$338,974		$303,716	$285,878	$290,369	$238,589		$222,760	$197,367

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.79%
Mobile GO Warrants, 4.50% due 8/15/2016	NR/NR	$2,745,000	$2,817,056
Mobile Industrial Development PCR, 5.00% due 6/1/2034 put 3/19/2015 (Alabama Power Co.)	A2/A	6,000,000	6,059,640
ALASKA — 0.81%
Alaska Energy Power Authority, 6.00% due 7/1/2011 (Bradley Lake Hydroelectric; Insured: FSA)	Aaa/AAA	955,000	1,052,381
Alaska Municipal Bond Bank, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,175,000	1,268,225
Alaska Student Loan Corp., 5 .25% due 1/1/2012 (Insured: FSA)	NR/AAA	3,000,000	3,249,780
North Slope Boro GO, 5.00% due 6/30/2015 (Insured: MBIA)	Aaa/AAA	3,250,000	3,514,192
ARIZONA — 1.00%
Glendale IDA, 5.00% due 5/15/2015 (Midwestern University)	NR/A-	1,000,000	1,038,960
Glendale IDA, 5.00% due 5/15/2016 (Midwestern University)	NR/A-	1,325,000	1,371,229
Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	NR/A-	1,440,000	1,487,102
Mohave County IDA, 5.00% due 4/1/2014 (Mohave Prison LLC; Insured: XLCA)	NR/A-	3,135,000	3,299,901
Pima County IDA, 6.40% due 7/1/2013 (Arizona Charter Schools)	Baa3/NR	990,000	1,039,114
Pima County IDA Lease Obligation, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	290,000	299,231
Salt River Agricultural Improvement & Power District, 5.00% due 1/1/2020	Aa1/AA	1,205,000	1,218,291
Show Low IDA Hospital, 5.25% due 12/1/2010 (Navapache Regional Medical Center; Insured: ACA)	NR/BBB	1,000,000	1,015,700
Tucson Water, 9.75% due 7/1/2008	Aa3/A+	500,000	509,425
ARKANSAS — 0.36%
Jefferson County Hospital Improvement, 5.50% due 6/1/2010 (Jefferson Hospital Association)	NR/A	1,000,000	1,043,180
Jefferson County Hospital Improvement, 5.50% due 6/1/2011 (Jefferson Hospital Association)	NR/A	1,075,000	1,134,233
Little Rock Hotel & Restaurant GRT, 7.125% due 8/1/2009	A3/NR	1,820,000	1,882,917
CALIFORNIA — 3.12%
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,620,000	2,681,727
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,011,920
California State Department of Water Resources Power Supply, 5.50% due 5/1/2012	Aa3/A	2,600,000	2,853,552
California State Department of Water Resources Power Supply, 6.00% due 5/1/2013	Aa3/A	2,550,000	2,835,294
California State Public Works Board, 5.00% due 9/1/2016 (Regents University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,252,000
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	3,000,000	3,238,260
California Statewide Community HFA, 4.50% due 11/15/2013 (Los Angeles Jewish Home; Insured: CA Mortgage Insurance)	NR/A+	3,000,000	3,049,590
Escondido USD, 5.60% due 11/1/2009 (Insured: MBIA) (ETM)	Aaa/AAA	1,250,000	1,265,700
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aaa/AAA	2,000,000	2,170,960
Northern California Public Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	11,100,000	11,122,311
South Orange County Public Financing Authority, 8.00% due 8/15/2008 (Foothill Area; Insured: FGIC)	Baa3/NR	1,500,000	1,530,165
COLORADO — 3.83%
Adams County Platte Valley Medical Center, 5.00% due 2/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,530,000	1,653,180
Adams County Platte Valley Medical Center, 5.00% due 8/1/2015 (Brighton Community Hospital Association; Insured: FHA, MBIA)	NR/AAA	1,565,000	1,695,067
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA+	12,350,000	12,815,842

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Colorado Department of Transportation Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	$1,500,000	$1,512,735
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio) (ETM)	NR/NR	345,000	345,000
Colorado HFA, 5.25% due 10/1/2026 pre-refunded 10/1/2008 (Children’s Hospital; Insured: MBIA)	Aaa/AAA	2,295,000	2,313,039
Denver City and County Airport System, 5.00% due 11/15/2016 (Insured: MBIA)	Aaa/AAA	1,515,000	1,628,852
Denver City and County Airport System, 5.00% due 11/15/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,069,110
Denver Convention Center Hotel, 5.25% due 12/1/2014 (Insured: XLCA)	A3/A-	3,000,000	3,160,830
E 470 Public Highway Authority Capital Appreciation, 0% due 9/1/2014 (Insured: MBIA)	Aaa/AAA	2,110,000	1,592,565
Highlands Ranch Metropolitan District GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/NR	780,000	796,107
Highlands Ranch Metropolitan District GO, 5.25% due 12/1/2008 (Insured: ACA)	NR/NR	905,000	923,688
Plaza Metropolitan District, 7.125% due 12/1/2010 (Public Improvement Fee/Tax Increment)	NR/NR	6,025,000	6,116,580
Plaza Metropolitan District, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment)	NR/NR	6,000,000	6,223,200
Southlands Metropolitan District GO, 6.75% due 12/1/2016	NR/AAA	1,000,000	1,143,120
CONNECTICUT — 0.15%
Connecticut State Health & Educational Facilities, 4.90% due 7/1/2008 (Insured:FGIC)	Baa3/NR	1,720,000	1,723,681
DELAWARE — 0.57%
Delaware EDA, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light)	Baa2/BBB-	2,045,000	2,151,217
Delaware HFA, 5.25% due 6/1/2011 (Beebe Medical Center)	Baa1/BBB+	1,275,000	1,310,802
Delaware HFA, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,370,000	1,430,732
Delaware HFA, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,445,000	1,500,951
DISTRICT OF COLUMBIA — 2.63%
District of Columbia, 6.00% due 6/1/2018 (Insured: MBIA)	Aaa/AAA	5,000,000	5,753,850
District of Columbia Capital Appreciation, 0% due 4/1/2040 pre-refunded 4/1/2011 (Georgetown University)	Aaa/AAA	6,685,000	1,099,215
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,265,171
District of Columbia COP, 5.25% due 1/1/2015 (Insured: FGIC)	A2/A	2,875,000	3,097,899
District of Columbia COP, 5.25% due 1/1/2016 (Insured: FGIC)	A2/A	4,125,000	4,445,471
District of Columbia Hospital, 5.10% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	1,500,000	1,517,055
District of Columbia Hospital, 5.70% due 8/15/2008 (Medlantic Healthcare) (ETM)	Aaa/AAA	2,280,000	2,309,480
District of Columbia Tax Increment, 0% due 7/1/2009 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	2,000,000	1,934,060
District of Columbia Tax Increment, 0% due 7/1/2011 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,990,000	1,789,189
District of Columbia Tax Increment, 0% due 7/1/2012 (Mandarin Oriental; Insured: FSA)	Aaa/AAA	1,480,000	1,272,830
FLORIDA — 8.51%
Broward County Airport Systems, 5.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,301,600
Broward County Resource Recovery, 5.375% due 12/1/2009 (Wheelabrator South)	A3/AA	5,000,000	5,143,450
Broward County School Board COP, 5.25% due 7/1/2016 (Insured: FSA)	Aaa/AAA	7,630,000	8,446,639
Broward County School Board COP, 5.00% due 7/1/2017 (Insured: FGIC)	A1/A+	1,000,000	1,059,950
Capital Projects Finance Authority, 5.50% due 10/1/2012 (Insured: MBIA)	Aaa/AAA	1,820,000	1,936,808
Capital Projects Finance Authority, 5.50% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	3,260,000	3,430,400
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	2,190,000	2,284,783
Crossings at Fleming Island Community Development, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,642,592
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	2,755,000	2,790,154
Escambia County HFA, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligated Group)	Aaa/NR	2,500,000	2,561,525
Flagler County School Board COP, 5.00% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,605,000	1,743,191
Flagler County School Board COP, 5.00% due 8/1/2015 (Insured: FSA)	Aaa/AAA	1,500,000	1,629,690
Florida State Correctional Privatization Commission COP, 5.00% due 8/1/2015 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,143,760
Florida State Department of Children & Families COP, 5.00% due 10/1/2012	NR/AA+	770,000	828,158
Florida State Department of Children & Families COP, 5.00% due 10/1/2014	NR/AA+	905,000	977,581
Florida State Department of Children & Families COP, 5.00% due 10/1/2015	NR/AA+	925,000	997,159

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida State Department of Transportation, 5.00% due 7/1/2018	Aa1/AAA	$3,000,000	$3,272,580
Highlands County Health Facilities, 7.09% due 11/15/2037 put 4/7/2008 (Adventist Health; Insured: MBIA) (auction rate securities)	Aaa/AAA	3,750,000	3,750,000
Hillsborough County Assessment, 5.00% due 3/1/2015 (Insured: FGIC)	A3/A+	5,000,000	5,352,350
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	6,410,000	6,508,778
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	Aaa/AAA	3,250,000	3,217,565
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2016 (Insured: XLCA)	A3/A-	2,000,000	2,148,540
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Insured: XLCA)	A3/A-	2,000,000	2,144,040
Jacksonville Electric St. John’s River Park Systems, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,344,900
Marion County Hospital District, 5.00% due 10/1/2015 (Munroe Regional Health Systems)	A2/NR	1,000,000	1,043,170
Miami Dade County Educational Facilities Authority, 5.00% due 4/1/2016 (University of Miami; Insured: AMBAC)	Aaa/AAA	3,000,000	3,225,990
Miami Dade County School Board COP, 5.50% due 5/1/2030 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,072,378
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	2,485,000	2,610,468
Miami Street Sidewalk Improvement, 5.00% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,970,000	2,103,034
Orange County HFA, 5.80% due 11/15/2009 (Adventist Health) (ETM)	A1/NR	1,395,000	1,476,887
Palm Beach County Public Improvement, 5.00% due 11/1/2030 put 11/1/2011 (Convention Center; Insured: FGIC)	Aa1/AA+	3,000,000	3,161,610
Pelican Marsh Community Development District, 5.00% due 5/1/2011 (Insured: Radian)	NR/AA	2,115,000	2,023,547
South Miami HFA, 5.00% due 8/15/2016 (Baptist Health)	Aa3/AA-	1,560,000	1,648,717
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,755,000	1,841,802
University of Central Florida Athletics Association Inc. COP, 5.00% due 10/1/2016 (Insured: FGIC)	Baa3/NR	1,640,000	1,722,049
GEORGIA — 2.27%
Atlanta Tax Allocation, 5.25% due 12/1/2016 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	3,850,000	4,180,830
Burke County PCR, 4.375% due 10/1/2032 put 4/1/2010 (Georgia Power Co.)	A2/A	5,000,000	5,002,000
Main Street Natural Gas Inc., 5 .00% due 3/15/2013	A1/A+	1,500,000	1,496,055
Main Street Natural Gas Inc., 5 .00% due 3/15/2014	Aa2/AA-	3,000,000	3,054,330
Main Street Natural Gas Inc., 5 .00% due 3/15/2014	A1/A+	3,590,000	3,546,669
Monroe County Development Authority PCR, 6.75% due 1/1/2010 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	2,000,000	2,142,420
Monroe County Development Authority PCR, 6.80% due 1/1/2012 (Oglethorpe Power; Insured: MBIA)	Aaa/AAA	1,000,000	1,130,660
Monroe County Development Authority PCR, 4.50% due 7/1/2025 put 4/1/2011 (Georgia Power Co.)	A2/A	5,000,000	4,968,850
GUAM — 0.09%
Guam Educational Financing Foundation COP, 5.00% due 10/1/2010 (Guam Public Schools)	NR/A-	1,000,000	1,036,340
HAWAII — 0.19%
Hawaii State Department of Budget & Finance, 4.95% due 4/1/2012 (Hawaiian Electric Company; Insured: MBIA)	Aaa/AAA	2,000,000	2,115,800
IDAHO — 0.27%
Twin Falls Urban Renewal Agency, 4.95% due 8/1/2014	NR/NR	1,640,000	1,610,037
Twin Falls Urban Renewal Agency, 5.15% due 8/1/2017	NR/NR	1,455,000	1,392,101
ILLINOIS — 10.42%
Bolingbrook, 0% due 1/1/2016 (Insured: MBIA)	Aaa/NR	1,500,000	1,064,775
Bolingbrook, 0% due 1/1/2017 (Insured: MBIA)	Aaa/NR	2,000,000	1,337,000
Broadview Tax Increment Revenue, 5.375% due 7/1/2015	NR/NR	3,400,000	3,412,954
Champaign County Community School District 116, 0% due 1/1/2009 (ETM)	A3/AAA	1,205,000	1,186,359
Champaign County Community School District 116, 0% due 1/1/2009 (Insured: FGIC)	A3/AAA	2,140,000	2,103,149
Chicago Board of Education GO, 6.00% due 12/1/2009 (Insured: FGIC)	A1/AA-	2,000,000	2,116,960

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Chicago Board of Education GO, 7.00% due 3/1/2014 put 4/1/2008 (auction rate security)	A1/AA-	$5,375,000	$5,375,000
Chicago Capital Appreciation, 0% due 1/1/2016 (City Colleges; Insured: FGIC)	Aa3/AA-	2,670,000	1,891,161
Chicago Gas Supply, 4.75% due 3/1/2030 put 6/30/2014 (Peoples Gas Light & Coke)	A1/A-	1,500,000	1,535,265
Chicago GO, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,111,130
Chicago GO, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	3,000,000	3,198,180
Chicago Housing Authority Capital Program, 5.25% due 7/1/2010 (ETM)	Aaa/NR	2,300,000	2,445,774
Chicago Housing Authority Capital Program, 5.00% due 7/1/2015 (Insured: FSA)	Aaa/AAA	8,460,000	9,231,975
Chicago Housing Authority Capital Program, 5.00% due 7/1/2016 (Insured: FSA) (1)	Aaa/AAA	2,000,000	2,178,840
Chicago Metropolitan Water Reclamation District, 7.00% due 1/1/2011 (ETM)	Aaa/NR	1,070,000	1,144,258
Chicago Midway Airport, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,349,822
Chicago Midway Airport, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,284,005
Chicago Park District Parking Facility, 5.75% due 1/1/2010 (ETM)	Baa1/NR	1,000,000	1,058,630
Cook County, 6.25% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	3,995,000	4,627,249
Cook County Community Consolidated School District GO, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,863,280
Cook County Community Consolidated School District GO, 9.00% due 12/1/2016 (Tinley Park; Insured: FGIC)	Baa3/NR	2,500,000	3,348,950
Cook County Community School District GO, 9.00% due 12/1/2013 (Oak Park; Insured: FGIC)	Aa3/NR	2,250,000	2,877,592
Du Page County Forest Preservation District, 0% due 11/1/2009 (Partial ETM)	Aaa/AAA	5,000,000	4,801,650
Illinois DFA, 6.00% due 11/15/2009 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,635,000	3,822,893
Illinois DFA, 6.00% due 11/15/2010 (Adventist Health; Insured: MBIA)	Aaa/AAA	3,860,000	4,153,823
Illinois DFA Community Rehab Providers, 6.00% due 7/1/2015	NR/BBB	1,450,000	1,461,499
Illinois DFA Multi Family Housing, 5.55% due 7/20/2008 (Collateralized: GNMA)	NR/AAA	190,000	191,520
Illinois DFA PCR, 5.70% due 1/15/2009 (Commonwealth Edison Co.; Insured: MBIA)	NR/AAA	3,000,000	3,069,300
Illinois Educational Facilities, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	A1/A+	2,300,000	2,311,546
Illinois Financing Authority Student Housing, 5.00% due 5/1/2014	Baa3/NR	3,895,000	3,864,658
Illinois HFA, 6.50% due 2/15/2009 (Iowa Health System)	Aa3/NR	1,375,000	1,412,703
Illinois HFA, 6.50% due 2/15/2010 (Iowa Health System) (ETM)	Aa3/NR	1,465,000	1,542,000
Illinois HFA, 6.00% due 2/15/2011 (Iowa Health System; Insured: AMBAC) (ETM)	Aaa/AAA	1,560,000	1,672,757
Illinois HFA, 5.50% due 11/15/2011 (Methodist Medical Center; Insured: MBIA)	Aaa/AAA	3,000,000	3,078,420
Illinois HFA, 6.00% due 7/1/2017 (Lake Forest Hospital)	A3/A-	1,500,000	1,582,470
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Baa3/A	1,040,000	1,087,403
Illinois State GO, 5.00% due 10/1/2017	Aa3/AA	2,000,000	2,153,020
Kane County Forest Preservation District, 5.00% due 12/15/2015 (Insured: FGIC)	Baa3/AA	2,780,000	3,042,265
Kane County Waubonsee Community College District GO, 0% due 12/15/2013 (Insured: FGIC)	Aa3/AA-	3,000,000	2,341,830
Lake County Community High School District, 0% due 12/1/2011 (Insured: FGIC)	Baa3/AA	3,235,000	2,869,477
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2010 (Insured: FGIC)	Baa3/NR	1,000,000	948,730
McHenry & Kane Counties Community Consolidated School District, 0% due 1/1/2012 (Insured: FGIC)	Baa3/NR	2,200,000	1,917,410
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2013 (McCormick; Insured: MBIA)	Aaa/AAA	1,045,000	863,975
Metropolitan Pier & Exposition Authority Dedicated State Tax, 0% due 6/15/2016 (McCormick; Insured: FGIC)	A1/NR	11,295,000	7,925,137
Naperville City, Du Page & Will Counties Economic Development, 6.10% due 5/1/2008 (Hospital & Health System Association; LOC: Bank One N.A.)	NR/AA	675,000	676,546
Quincy Illinois, 5.00% due 11/15/2014 (Blessing Hospital)	A3/A-	1,000,000	1,046,370
Quincy Illinois, 5.00% due 11/15/2016 (Blessing Hospital)	A3/A-	1,000,000	1,033,690
Southwestern Illinois Development Authority, 5.125% due 8/15/2016 (Anderson Hospital)	Baa2/BBB	2,375,000	2,413,166
INDIANA — 5.14%
Allen County Economic Development, 5.60% due 12/30/2009 (Indiana Institute of Technology)	NR/NR	760,000	780,794
Allen County Economic Development, 5.00% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	1,370,000	1,410,716
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010 (ETM)	Aa3/NR	1,115,000	1,204,824
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2014 (Insured: XLCA)	Aa3/NR	1,000,000	1,073,600
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2015 (Insured: XLCA)	Aa3/NR	1,480,000	1,588,469
Allen County Jail Building Corp. First Mortgage, 5.00% due 10/1/2016 (Insured: XLCA)	Aa3/NR	1,520,000	1,621,582

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Allen County Redevelopment District, 5.00% due 11/15/2016	A3/NR	$1,000,000	$1,038,980
Ball State University Student Fee, 5.75% due 7/1/2012 (Insured: FGIC)	A1/A+	1,000,000	1,082,390
Boonville Junior High School Building Corp., 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	788,256
Boonville Junior High School Building Corp., 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	768,689
Boonville Junior High School Building Corp., 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	841,140
Carmel Redevelopment Authority Lease Performing Arts, 0% due 2/1/2015	Aa2/AA	1,575,000	1,179,171
Center Grove Building Corp., 5.00% due 7/15/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	1,135,000	1,201,579
Dekalb County Redevelopment Authority Lease Rental, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement; Insured: XLCA)	A3/A-	1,000,000	1,050,210
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	953,161
Elberfeld J.H. Castle School Building Corp., 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,848,617
Evansville Vanderburgh, 5.00% due 7/15/2014 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,081,500
Evansville Vanderburgh, 5.00% due 7/15/2015 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,082,870
Huntington Economic Development, 6.15% due 11/1/2008 (United Methodist Membership)	NR/NR	365,000	366,938
Huntington Economic Development, 6.20% due 11/1/2010 (United Methodist Membership)	NR/NR	790,000	801,676
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	Aa2/NR	1,500,000	1,521,705
Indiana Multi School Building Corp. First Mortgage, 5.00% due 7/15/2016 (Insured: MBIA)	Aaa/AAA	5,000,000	5,447,800
Indiana State Educational Facilities Authority, 5.75% due 10/1/2009 (University of Indianapolis)	NR/A-	670,000	694,428
Indiana State Finance Authority, 5.00% due 11/1/2018	Aa3/AA	2,000,000	2,100,580
Indiana State Finance Authority, Forensic & Health Science, 5.00% due 7/1/2016 (Insured: MBIA)	Aaa/AAA	1,030,000	1,122,103
Indianapolis Local Public Improvement Bond, 5.00% due 1/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,088,180
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2015 (Waterworks; Insured: MBIA)	Aaa/AAA	1,000,000	1,091,250
Indianapolis Local Public Improvement Bond, 5.00% due 7/1/2016 (Insured: FGIC)	Aa2/AA	1,030,000	1,106,951
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Baa3/NR	440,000	444,532
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Baa3/NR	455,000	474,497
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Baa3/AA	1,200,000	1,307,688
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Baa3/AA	1,250,000	1,362,762
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,136,457
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,226,175
Mount Vernon of Hancock County First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,232,956
Noblesville Redevelopment Authority, 5.00% due 8/1/2016 (146th Street Extension A)	NR/A+	1,660,000	1,704,272
Perry Township Multi School Building, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,330,965
Peru Community School Corp. First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	774,346
Plainfield Community High School Building Corp. First Mortgage, 5.00% due 1/15/2015 (Insured: FGIC)	Baa3/A	1,445,000	1,547,638
Warren Township Vision 2005, 5.00% due 7/10/2015 (Insured: FGIC)	Baa3/AA	2,095,000	2,272,321
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding) (ETM)	NR/AA	995,000	1,064,381
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding) (ETM)	NR/AA	1,095,000	1,193,605
West Clark 2000 School Building Corp., 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,467,258
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (State Aid Withholding)	Baa3/AA	2,080,000	2,267,866
IOWA — 1.87%
Ankeny Community School District Sales & Services Tax, 5.00% due 7/1/2010	NR/AA-	2,900,000	3,054,947
Des Moines Limited Obligation, 4.40% due 12/1/2015 put 12/1/2011 (Des Moines Parking Associates; LOC: Wells Fargo Bank)	NR/NR	2,770,000	2,770,970
Dubuque Community School District, 5.00% due 1/1/2013	NR/NR	1,600,000	1,633,312
Dubuque Community School District, 5.00% due 7/1/2013	NR/NR	1,640,000	1,673,440
Iowa Finance Authority, 6.50% due 2/15/2009 (Iowa Health Services)	Aa3/NR	1,825,000	1,878,217
Iowa Finance Authority, 6.50% due 2/15/2010 (Iowa Health Services)	Aa3/NR	2,955,000	3,122,962
Iowa Finance Authority, 5.75% due 12/1/2010 (Trinity Health)	Aa2/AA	3,295,000	3,457,443
Iowa Finance Authority, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services; Insured: AMBAC)	Aaa/AAA	3,145,000	3,377,730

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
KANSAS — 0.89%
Burlington Environmental Improvement, 5.374% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	A3/A	$10,000,000	$9,989,200
KENTUCKY — 1.43%
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	2,835,000	2,976,381
Kentucky Economic DFA, 5.35% due 10/1/2009 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	4,565,000	4,758,830
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured: MBIA) (ETM)	Aaa/AAA	3,775,000	4,044,422
Kentucky Economic DFA, 5.40% due 10/1/2010 (Norton Healthcare; Insured MBIA)	Aaa/AAA	4,055,000	4,328,104
LOUISIANA — 2.93%
East Baton Rouge Sewer, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	3,000,000	3,209,670
Louisiana Environmental Facilities & Community Development Authority Multi Family, 5.00% due 9/1/2012 (Bellemont Apartments)	Baa3/NR	910,000	909,963
Louisiana Public Facilities Authority, 5.75% due 10/1/2008 (Loyola University)	A1/A+	1,000,000	1,013,450
Louisiana Public Facilities Authority, 5.375% due 12/1/2008 (Wynhoven Health Care Center; Guaranty: Archdiocese of New Orleans)	NR/NR	500,000	497,075
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2014 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,037,280
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2015 (Ochsner Clinic Foundation)	A3/NR	1,825,000	1,883,363
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2016 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,023,400
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	A3/NR	1,035,000	1,054,686
Louisiana Public Facilities Authority Revenue, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	A3/NR	1,000,000	1,006,500
Louisiana State Citizens Property Insurance Corp., 5 .00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,234,050
Louisiana State GO, 5.50% due 11/15/2008 (Insured: FGIC)	A2/A	1,980,000	2,019,105
Louisiana State GO, 5.00% due 8/1/2017 (Insured: MBIA)	Aaa/AAA	4,000,000	4,245,320
Louisiana State Offshore Terminal Authority, 4.25% due 10/1/2037 put 10/1/2010 (Deepwater Port Loop LLC)	A3/A	4,200,000	4,312,182
Monroe Sales Tax Increment Garrett Road Economic Development Area, 5.00% due 3/1/2017 (Insured: Radian)	Aa3/AA	1,505,000	1,529,291
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	2,400,000	2,439,528
Regional Transportation Authority, 8.00% due 12/1/2011 (Insured: FGIC)	Baa3/NR	1,250,000	1,440,450
MARYLAND — 0.17%
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2017 (Washington County Hospital)	NR/BBB-	1,000,000	992,240
Maryland Health & Higher Educational Facilities, 5.00% due 1/1/2018 (Washington County Hospital)	NR/BBB-	1,000,000	976,560
MASSACHUSETTS — 3.66%
Massachusetts DFA Resource Recovery, 5.50% due 1/1/2011 (Seamass Partnership; Insured: MBIA)	Aaa/AAA	3,470,000	3,674,557
Massachusetts GO, 6.00% due 11/1/2008	Aa2/AA	1,000,000	1,024,240
Massachusetts GO Construction Loan, 5.00% due 9/1/2015	Aa2/AA	10,000,000	10,965,300
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2011 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,345,000	2,506,969
Massachusetts Health & Educational Facilities Authority, 5.375% due 5/15/2012 (New England Medical Center Hospital; Insured: FGIC) (ETM)	Baa3/NR	3,415,000	3,743,147
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2012 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	2,330,000	2,510,039
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2013 (Berkshire Health Systems; Insured: Assured Guaranty)	NR/AAA	3,215,000	3,476,926
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2008	Aa2/AA-	1,000,000	992,430
Massachusetts Industrial Finance Agency Biomedical, 0% due 8/1/2010	Aa2/AA-	13,000,000	12,163,710

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MICHIGAN — 4.48%
Dickinson County Economic Development Corp. Environmental Impact, 5.75% due 6/1/2016 (International Paper Co.)	Baa3/BBB	$3,715,000	$3,768,161
Dickinson County Healthcare Systems, 5.50% due 11/1/2013 (Insured: ACA)	NR/NR	2,205,000	2,250,313
Grand Valley Michigan State University, 8.00% due 12/1/2033 put 4/7/2008 (Insured: AMBAC) (weekly demand notes)	Aaa/A-1+	10,000,000	10,000,000
Gull Lake Community School District GO, 0% due 5/1/2013 (Insured: FGIC)	Baa3/NR	3,000,000	2,321,070
Kent Hospital Finance Authority, 5.25% due 1/15/2047 put 1/15/2014 (Spectrum Health) (2)	Aa3/AA	2,000,000	2,067,320
Michigan HFA, 5.375% due 7/1/2012 (Port Huron Hospital; Insured: FSA)	Aaa/AAA	1,710,000	1,713,608
Michigan State Building Authority, 5.00% due 10/15/2015 (Insured: AMBAC)	Aaa/AAA	6,000,000	6,497,880
Michigan State COP, 5.00% due 9/1/2031 put 9/1/2011 (Insured: MBIA)	Aaa/AAA	6,000,000	6,307,020
Michigan State HFA, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A1/A+	1,000,000	1,044,210
Michigan State Strategic Fund, 5.00% due 10/15/2017 (Insured: Assured Guaranty)	Aaa/AAA	2,000,000	2,134,540
Michigan State Strategic Fund, 4.85% due 9/1/2030 put 9/1/2011 (Detroit Edison Co.; Insured: AMBAC)	Aaa/NR	2,075,000	2,164,412
Northern Michigan University, 8.50% due 6/1/2031 put 4/1/2008 (Insured: FGIC) (daily demand notes)	A2/AAA	10,000,000	10,000,000
MINNESOTA — 1.09%
Dakota County Community Development Agency Multi Family Housing, 5.00% due 11/1/2017 (Commons on Marice)	NR/NR	1,150,000	1,077,401
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,047,470
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligated Group)	Baa1/BBB	1,500,000	1,570,125
Minneapolis St. Paul Metropolitan Airports, 5.00% due 1/1/2017 (Insured: AMBAC)	Aaa/AAA	8,005,000	8,547,979
MISSISSIPPI — 0.23%
Gautier Utility District Systems, 5.50% due 3/1/2012 (Insured: FGIC)	Baa3/NR	1,020,000	1,096,235
Mississippi Development Bank Public Improvement GO, 4.75% due 7/1/2017	NR/NR	1,565,000	1,517,033
MISSOURI — 0.21%
Missouri Development Finance Board Healthcare Facilities, 4.80% due 11/1/2012 (Lutheran Home Aged; LOC: Commerce Bank)	Aa2/NR	1,275,000	1,313,849
Missouri State Health & Educational Facilities Authority, 5.00% due 6/1/2011 (SSM Healthcare Corp.)	NR/AA-	1,000,000	1,056,130
MONTANA — 1.62%
Forsyth PCR, 5.00% due 10/1/2032 put 12/30/2008 (Avista Corp.; Insured: AMBAC)	Aaa/AAA	11,440,000	11,543,303
Forsyth PCR, 5.20% due 5/1/2033 put 5/1/2009 (Portland General)	Baa1/A	4,385,000	4,448,013
Montana Facilities Finance Authority, 5.00% due 1/1/2015 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,076,970
Montana Facilities Finance Authority, 5.00% due 1/1/2016 (Benefis Health Systems; Insured: Assured Guaranty)	NR/AAA	1,000,000	1,073,600
NEBRASKA — 0.77%
Madison County Hospital Authority, 5.25% due 7/1/2010 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,455,000	1,510,479
Madison County Hospital Authority, 5.50% due 7/1/2012 (Faith Regional Health Services; Insured: Radian)	NR/AA	1,625,000	1,705,535
Omaha Public Power District Electric Systems B, 5.00% due 2/1/2013	Aa1/AA	5,000,000	5,404,400
NEVADA — 0.97%
Clark County District 121, 5.00% due 12/1/2015 (Insured: AMBAC)	Aaa/AAA	1,945,000	2,088,833
Clark County School District GO, 5.00% due 6/15/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,078,210
Las Vegas Special Local Improvement District 707, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,630,000	1,669,006
Nevada Housing Division Multi Family Housing, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	205,000	205,000
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,034,250
Sparks Redevelopment Agency Tax Allocation, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,335,873

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	$3,500,000	$3,521,385
NEW HAMPSHIRE — 0.94%
Manchester Housing & Redevelopment Authority, 6.05% due 1/1/2012 (Insured: ACA)	Baa3/NR	1,500,000	1,536,765
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2016 (Southern NH Health Systems)	NR/A-	1,260,000	1,288,451
New Hampshire Health & Educational Facilities Medical Centers, 5.00% due 10/1/2017 (Southern NH Health Systems)	NR/A-	1,000,000	1,018,170
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2016 (Insured: MBIA)	Aaa/AAA	2,985,000	3,271,082
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: MBIA)	Aaa/AAA	3,130,000	3,426,036
NEW JERSEY — 2.41%
Hudson County COP, 7.00% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,167,850
Hudson County COP, 6.25% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,500,000	1,747,665
New Jersey EDA, 5.00% due 11/15/2011 (Seabrook Village)	NR/NR	1,000,000	991,790
New Jersey EDA, 5.00% due 11/15/2014 (Seabrook Village)	NR/NR	1,000,000	977,910
New Jersey EDA Cigarette Tax Revenue, 5.00% due 6/15/2012 (Insured: FGIC)	Baa2/BBB	7,375,000	7,819,786
New Jersey State Transit Corp. COP, 5.25% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,443,500
New Jersey State Transit Corp. COP, 5.50% due 9/15/2013 (Insured: AMBAC)	Aaa/AAA	7,650,000	8,422,880
Tobacco Settlement Financing Corp, 6.125% due 6/1/2024 refunded to various dates	Aaa/AAA	500,000	533,025
NEW MEXICO — 0.68%
Belen Consolidated School District GO, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,007,250
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2013 pre-refunded 6/1/2011	Aa1/AAA	1,325,000	1,420,480
New Mexico Highway Commission Tax, 5.00% due 6/15/2011 (Insured: AMBAC) (ETM)	Aaa/AAA	4,865,000	5,209,928
NEW YORK — 4.73%
Hempstead Town IDA Resource Recovery, 5.00% due 12/1/2008 (American Ref-Fuel; Insured: MBIA)	Aaa/AAA	1,000,000	1,012,600
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/AA	3,705,000	3,789,770
New York City Housing Development Corp. Multi Family Housing, 5.50% due 11/1/2009 (Insured: FHA)	Aa2/AA	185,000	185,363
New York City IDA, 5.25% due 6/1/2011 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,215,000	2,263,376
New York City IDA, 5.25% due 6/1/2012 (Lycee Francais de New York; Insured: ACA)	Baa1/NR	2,330,000	2,384,009
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,453,550
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2014	Aa1/AAA	2,000,000	2,203,400
New York City Transitional Finance Authority Facilities, 5.00% due 11/1/2015	Aa1/AAA	1,500,000	1,656,045
New York Dormitory Authority Mental Health Services Facilities Improvement, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,683,248
New York State Dormitory Authority, 5.50% due 7/1/2012 (South Nassau Community Hospital)	Baa1/NR	1,820,000	1,928,527
New York State Dormitory Authority, 5.50% due 7/1/2013 (South Nassau Community Hospital)	Baa1/NR	1,500,000	1,595,280
New York State Dormitory Authority, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,258,160
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2012 (Insured: SONYMA)	Aa1/NR	2,000,000	2,091,060
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	4,600,000	4,809,438
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,568,295
New York State Dormitory Authority Hospital, 5.25% due 8/15/2013 (Presbyterian Hospital; Insured: FHA & FSA)	Aaa/AAA	3,650,000	4,025,037
New York State Thruway Authority Service Contract, 5.50% due 4/1/2013 (Local Highway & Bridge; Insured: XLCA)	A1/A-	1,000,000	1,088,970
Oneida County IDA, 6.00% due 1/1/2009 (Faxton Hospital; Insured: Radian)	NR/AA	710,000	723,668
Port Authority 148th, 5.00% due 8/15/2017 (Insured: FSA)	Aaa/AAA	4,725,000	5,203,217

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A1/AA-	$40,000	$40,057
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013	A1/AA-	3,160,000	3,168,026
Tobacco Settlement Financing Corp. Asset Backed, 5.25% due 6/1/2013 (Insured: XLCA)	A1/AA-	2,000,000	2,003,540
NORTH CAROLINA — 2.40%
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2016	Aa3/AA-	3,420,000	3,615,761
Charlotte Mecklenberg Hospital Authority Health Care Systems, 5.00% due 1/15/2017	Aa3/AA-	2,000,000	2,102,640
North Carolina Eastern Municipal Power Agency Power Systems, 5.375% due 1/1/2011	Baa1/BBB	3,000,000	3,099,120
North Carolina Eastern Municipal Power Agency Power Systems, 5.25% due 1/1/2012	Baa1/BBB	650,000	672,724
North Carolina Eastern Municipal Power Agency Power Systems, 5.50% due 1/1/2012	Baa1/BBB	1,100,000	1,147,894
North Carolina Eastern Municipal Power Agency Power Systems, 5.25% due 1/1/2013	Baa1/BBB	1,055,000	1,093,908
North Carolina Infrastructure Finance Corp. COP, 5.00% due 2/1/2017 (Correctional Facilities)	Aa1/AA+	2,400,000	2,544,912
North Carolina Municipal Power Agency, 6.00% due 1/1/2010 (Catawba Electric; Insured: MBIA)	Aaa/AAA	2,400,000	2,530,560
North Carolina Municipal Power Agency, 5.50% due 1/1/2013 (Catawba Electric)	A3/A-	2,505,000	2,664,819
North Carolina Municipal Power Agency, 6.375% due 1/1/2013 (Catawba Electric)	A3/A-	1,000,000	1,063,630
North Carolina State Infrastructure Finance Corp. COP, 5.00% due 2/1/2016 (Correctional Facilities)	Aa1/AA+	5,000,000	5,339,350
University of North Carolina Systems Pool, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,113,358
NORTH DAKOTA — 0.14%
Ward County Health Care Facilities, 5.00% due 7/1/2013 (Trinity Obligated Group)	NR/BBB+	1,560,000	1,601,870
OHIO — 2.34%
Akron COP, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,000,000	3,265,200
Akron COP, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	NR/AAA	2,000,000	2,180,020
Cleveland Cuyahoga County Port Authority, 6.00% due 11/15/2010	NR/NR	2,015,000	2,079,843
Greater Cleveland Regional Transportation Authority GO, 5.00% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,000,000	1,102,530
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,548,036
Lorain County Hospital, 6.00% due 9/1/2008 (Catholic Healthcare Partners; Insured: MBIA)	Aaa/AAA	1,200,000	1,218,372
Mahoning Valley Sanitary District, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,332,734
Mahoning Valley Sanitary District, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	814,768
Montgomery County, 6.00% due 12/1/2008 (Catholic Health Initiatives)	Aa2/AA	2,250,000	2,305,597
Montgomery County, 6.00% due 12/1/2009 (Catholic Health Initiatives)	Aa2/AA	2,385,000	2,515,126
Montgomery County, 6.00% due 12/1/2010 (Catholic Health Initiatives)	Aa2/AA	1,530,000	1,645,224
Ohio State Unlimited Tax GO, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,239,300
Reading Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute; Insured: Radian)	NR/AA	975,000	995,358
OKLAHOMA — 1.01%
Comanche County Hospital Authority, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,032,290
Comanche County Hospital Authority, 5.25% due 7/1/2015 (Insured: Radian)	Aa3/AA	1,340,000	1,400,648
Jenks Aquarium Authority First Mortgage, 5.50% due 7/1/2010 (ETM)	Aaa/NR	325,000	336,785
Oklahoma DFA Health Facilities, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	808,827
Oklahoma DFA Hospital, 5.25% due 12/1/2011 (Duncan Regional Hospital)	NR/A	1,215,000	1,273,855
Oklahoma DFA Hospital, 5.00% due 10/1/2012 (Unity Health Center)	NR/A-	1,070,000	1,123,104
Oklahoma DFA Hospital, 5.25% due 12/1/2012 (Duncan Regional Hospital)	NR/A	1,330,000	1,405,278
Oklahoma DFA Hospital, 5.25% due 12/1/2013 (Duncan Regional Hospital)	NR/A	1,350,000	1,428,422
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aaa/AAA	190,000	202,462
Oklahoma State Industrial Health Authority, 6.00% due 8/15/2010 pre-refunded 8/15/2009 (Integris Health Systems; Insured: MBIA)	Aaa/AAA	2,150,000	2,291,018

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
OREGON — 0.55%
Clackamas County HFA, 5.00% due 5/1/2008 (Legacy Health Systems)	A1/AA-	$4,000,000	$4,009,080
Oregon State Department Administrative Services COP, 5.00% due 11/1/2014 (Insured: FGIC)	Aa3/AA-	1,000,000	1,083,210
Oregon State Department Administrative Services COP, 5.00% due 11/1/2015 (Insured: FGIC)	Aa3/AA-	1,000,000	1,081,810
PENNSYLVANIA — 1.80%
Allegheny County Hospital Development, 6.30% due 5/1/2009 (South Hills Health System) (ETM)	Baa1/NR	795,000	813,818
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School; Insured: AMBAC)	NR/AAA	1,915,000	2,057,936
Geisinger Authority Health Systems, 5.50% due 8/15/2009	Aa2/AA	1,000,000	1,020,340
Northampton County IDA, 5.35% due 7/1/2010 (Moravian Hall Square; Insured: Radian)	NR/AA	1,200,000	1,201,560
Philadelphia Gas Works, 5.00% due 9/1/2014 (Insured: FSA)	Aaa/AAA	3,000,000	3,265,530
Philadelphia Gas Works, 5.00% due 9/1/2015 (Insured: FSA)	Aaa/AAA	3,315,000	3,572,774
Pittsburgh, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,636,804
Pittsburgh, 5.50% due 9/1/2014 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,115,340
Sayre HFA, 5.25% due 7/1/2011 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Aaa/AAA	1,400,000	1,496,334
Sayre HFA, 5.25% due 7/1/2012 (Latrobe Area Hospital; Insured: AMBAC) (ETM)	Aaa/AAA	1,000,000	1,078,330
PUERTO RICO — 0.09%
Puerto Rico Commonwealth Highway & Transportation Authority, 5.00% due 7/1/2008 (Insured: FGIC)	Baa2/A-	1,000,000	1,005,680
RHODE ISLAND — 0.75%
Providence GO, 5.50% due 1/15/2012 (Insured: FGIC)	A3/A	1,880,000	2,023,783
Rhode Island COP, 5.00% due 10/1/2014 (Providence Plantations; Insured: MBIA)	Aaa/AAA	1,000,000	1,083,810
Rhode Island State Economic Development Corp., 5 .75% due 7/1/2010 (Providence Place Mall; Insured: Radian)	NR/AA	1,560,000	1,610,700
Rhode Island State Health & Education Building Corp., 4 .50% due 9/1/2009 (Butler Hospital; LOC: Bank of America)	NR/AA+	1,960,000	2,031,011
Rhode Island State Health & Education Building Corp., 5 .25% due 7/1/2014 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,565,000	1,671,983
SOUTH CAROLINA — 1.22%
Georgetown County Environmental Improvement, 5.70% due 4/1/2014 (International Paper Co.)	Baa3/BBB	7,975,000	8,242,960
Greenville County School District Building Equity Sooner Tomorrow, 5.25% due 12/1/2015	Aa3/AA-	1,000,000	1,072,980
Greenwood County Hospital Facilities, 5.00% due 10/1/2013 (Self Regional Healthcare; Insured: FSA)	Aaa/AAA	2,000,000	2,165,040
Greenwood Fifty Facilities School District, 5.00% due 12/1/2015 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,095,480
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,092,250
SOUTH DAKOTA — 0.11%
South Dakota State Health & Educational Facilities Authority, 5.50% due 9/1/2011 (Rapid City Regional Hospital; Insured: MBIA)	Aaa/AAA	1,100,000	1,186,042
TENNESSEE — 1.94%
Knox County Health, Educational, & Housing Facilities, 5.00% due 4/1/2017 (University Health Systems)	NR/BBB+	3,130,000	3,100,954
Metro Government Nashville Multi Family, 7.50% due 11/15/2010 pre-refunded 5/15/2010	Aaa/AAA	2,000,000	2,211,720
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,479,828
Tennessee Energy Acquisition Corp., 5 .00% due 9/1/2014	Aa3/AA-	975,000	971,422
Tennessee Energy Acquisition Corp., 5 .00% due 9/1/2015	Aa3/AA-	3,000,000	2,959,170
Tennessee Energy Acquisition Corp., 5 .00% due 2/1/2017	Aa3/AA-	5,000,000	4,828,900
Tennessee Energy Acquisition Corp., 5 .25% due 9/1/2018	Aa3/AA-	5,000,000	4,879,600
Tennessee Energy Acquisition Corp., 5 .25% due 9/1/2020	Aa3/AA-	1,450,000	1,402,048

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TEXAS — 11.82%
Amarillo Health Facilities Corp., 5 .50% due 1/1/2011 (St. Anthony’s Hospital Corp.; Insured: FSA)	Aaa/NR	$1,350,000	$1,444,662
Austin Water & Wastewater, 5.00% due 5/15/2014 (Insured: AMBAC)	Aaa/AAA	2,890,000	3,118,339
Austin Water & Wastewater, 5.00% due 5/15/2015 (Insured: AMBAC)	Aaa/AAA	1,520,000	1,642,466
Bell County Health Facilities Development Corp., 6 .25% due 8/15/2010 pre-refunded 2/15/2010 (Scott & White Memorial Hospital; Insured: MBIA)	Aaa/AAA	1,000,000	1,079,700
Bexar County Housing Finance Corp. Multi Family Housing, 5.00% due 1/1/2011 (American Opportunity Housing; Insured: MBIA)	Aaa/NR	1,800,000	1,863,414
Brazos River Authority, 4.90% due 10/1/2015 (Center Point Energy; Insured: MBIA)	AAA/AAA	2,475,000	2,542,988
Cedar Hill ISD GO, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	440,000	399,960
Clint ISD GO, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,832,838
Clint ISD GO, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,155,000	1,234,383
Collin County Limited Tax Improvement GO, 5.00% due 2/15/2016	Aaa/AAA	1,465,000	1,609,713
Corpus Christi Business & Job Development Corp., 5 .00% due 9/1/2012 (Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,098,523
Corpus Christi Utility Systems, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,021,260
Corpus Christi Utility Systems, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	4,980,234
Duncanville ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,531,944
Duncanville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	1,093,247
Fort Worth Water & Sewer, 5.25% due 2/15/2011 (Tarrant & Denton County)	Aa2/AA	1,390,000	1,488,273
Grapevine Colleyville ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	6,616,984
Grapevine GO, 5.25% due 2/15/2012 (Insured: FGIC)	Baa3/AA-	2,005,000	2,008,930
Harris County Health Facilities Development Corp. Thermal Utility, 5.45% due 2/15/2011 (Teco; Insured: AMBAC)	Aaa/AAA	3,000,000	3,087,870
Harris County Health Facilities Development Corp. Thermal Utility, 5.00% due 11/15/2015 (Teco; Insured: MBIA)	Aaa/AAA	1,500,000	1,591,695
Harris County Hospital District, 5.75% due 2/15/2011 pre-refunded 8/15/2010 (Insured: MBIA)	Aaa/AAA	10,000,000	10,749,900
Harris County Hospital District, 5.75% due 2/15/2012 pre-refunded 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,000,000	2,149,980
Harris County Hospital District Mortgage, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	895,000	946,803
Harris County Hospital District Senior Lien, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	1,275,000	1,361,917
Harris County Hospital District Senior Lien, 5.00% due 2/15/2017 (Insured: MBIA)	Aaa/AAA	1,500,000	1,596,390
Harris County Sports Authority Senior Lien, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,997,277
Houston ISD Public West Side, 0% due 9/15/2014 (Insured: AMBAC)	Aaa/AAA	6,190,000	4,762,091
Hutto ISD GO, 0% due 8/1/2017 (Guaranty: PSF)	NR/AAA	2,170,000	1,408,330
Irving ISD GO, 0% due 2/15/2017 (Guaranty: PSF)	Aaa/AAA	1,000,000	662,970
Keller ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/AAA	1,250,000	1,077,750
Laredo GO, 5.00% due 2/15/2018 (Insured: MBIA)	Aaa/AAA	2,000,000	2,125,460
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,766,605
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,869,506
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,972,386
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,079,903
Mesquite ISD GO, 0% due 8/15/2011 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/AAA	1,865,000	1,661,323
Mesquite ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	1,200,000	1,058,508
Midlothian ISD GO, 0% due 2/15/2009 (Guaranty: PSF) (ETM)	Aaa/NR	570,000	559,734
Midlothian ISD GO, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	630,000	617,929
Midtown Redevelopment Authority, 6.00% due 1/1/2010 (Insured: Radian)	Aa3/AA	700,000	726,271
Midtown Redevelopment Authority, 6.00% due 1/1/2011 (Insured: Radian)	Aa3/AA	740,000	779,901
North Central Health Facility Development Hospital, 5.00% due 5/15/2017 (Baylor Health Care System)	Aa2/AA-	5,000,000	5,092,900
North East ISD GO, 5.00% due 8/1/2016	Aaa/AAA	2,000,000	2,189,840
Red River Authority PCR, 5.20% due 7/1/2011 (Southwestern Public Service; Insured: AMBAC)	Aaa/AAA	1,050,000	1,055,082
Richardson Refunding & Improvement GO, 5.00% due 2/15/2014 (Insured: MBIA)	Aaa/AAA	3,000,000	3,273,960
Sam Rayburn Municipal Power Agency, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,241,980
Spring Branch ISD GO, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	564,795

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tarrant County Health Facilities Development Corp., 6 .00% due 11/15/2009 (Adventist/Sunbelt Health System) (ETM)	A1/NR	$650,000	$690,216
Tarrant County Health Facilities Development Corp., 6 .10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System)	A1/NR	730,000	802,825
Texarkana Health Facilities Development Corp., 5 .75% due 10/1/2008 (Wadley Regional Medical Center; Insured: MBIA)	Aaa/AAA	1,500,000	1,526,565
Texas Municipal Power Agency, 0% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	816,970
Texas State Affordable Housing Corp., 4 .85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,775,000	1,789,307
Texas State Public Finance Authority, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (State Preservation; Insured: FSA)	Aaa/AAA	1,000,000	1,055,100
Texas State Public Finance Authority, 5.00% due 10/15/2014 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,305,000	1,430,724
Texas State Public Finance Authority, 5.00% due 10/15/2015 (Stephen F. Austin University Financing; Insured: MBIA)	Aaa/NR	1,450,000	1,589,287
Tomball Hospital Authority, 5.00% due 7/1/2013	Baa3/NR	1,460,000	1,486,178
Travis County Health Facilities Development Corp., 5.75% due 11/15/2008 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,300,000	2,351,842
Travis County Health Facilities Development Corp., 5 .75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,420
Washington County Health Facilities Development Corp., 5 .35% due 6/1/2009 (Trinity Medical Center; Insured: ACA)	NR/NR	870,000	867,007
Washington County Health Facilities Development Corp., 5 .75% due 6/1/2019 (Trinity Medical Center; Insured: ACA)	NR/NR	3,840,000	3,836,506
Weslaco GO Waterworks & Sewer System, 5.25% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,835,000	3,035,009
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,680,740
UTAH — 0.58%
Intermountain Power Agency Supply, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,362,708
Salt Lake County Municipal Building Authority, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,571,055
Utah State Board of Regents Auxiliary Systems & Student Fee, 5.00% due 5/1/2010	NR/AA	510,000	535,153
VIRGINIA — 0.87%
Alexandria IDA, 5.75% due 10/1/2008 (Institute for Defense; Insured: AMBAC) (ETM)	Aaa/AAA	1,070,000	1,091,432
Alexandria IDA, 5.75% due 10/1/2009 (Institute for Defense; Insured: AMBAC) (ETM)	Aaa/AAA	1,130,000	1,193,868
Alexandria IDA, 5.75% due 10/1/2010 (Institute for Defense; Insured: AMBAC) (ETM)	Aaa/AAA	1,195,000	1,291,879
Chesterfield County IDA PCR, 5.50% due 10/1/2009 (VEPCO)	Baa1/A-	1,500,000	1,510,695
Norton IDA Hospital Improvement, 5.75% due 12/1/2012 (Norton Community Hospital; Insured: ACA)	NR/NR	1,460,000	1,533,350
Suffolk Redevelopment Housing Authority, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac; Collateralized: FNMA)	Aaa/NR	3,000,000	3,145,350
WASHINGTON — 2.61%
Chelan County Public Utilities, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	2,000,000	1,551,720
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	1,760,000	1,768,272
Energy Northwest Washington Electric, 4.95% due 7/1/2008 (Wind)	A3/A-	705,000	708,314
Energy Northwest Washington Electric, 5.375% due 7/1/2013 (Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,154,420
Energy Northwest Washington Electric, 5.00% due 7/1/2017 (Number 3)	Aaa/AA-	5,470,000	5,957,541
Snohomish County Public Utilities District 1 Electric, 5.00% due 12/1/2015 (Insured: FSA)	Aaa/AAA	5,015,000	5,427,333
Washington State HFA, 5.50% due 12/1/2009 (Providence Services; Insured: MBIA) (ETM)	Aaa/AAA	1,500,000	1,583,205
Washington State HFA, 5.00% due 7/1/2013 (Overlake Hospital; Credit Support: Assured Guaranty)	Aaa/AAA	1,000,000	1,073,800
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	830,000	825,518
Washington State Public Power Supply Systems, 0% due 7/1/2008 (Nuclear Number 3)	Aaa/AA-	1,140,000	1,133,787
Washington State Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,009,190

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington State Public Power Supply Systems, 5.00% due 7/1/2011 (Nuclear Number 2; Insured: FSA)	Aaa/AAA $	1,000,000	$1,025,600
Washington State Public Power Supply Systems, 5.40% due 7/1/2012 (Nuclear Number 2; Insured: FSA)	Aaa/AAA	1,300,000	1,426,282
Washington State Public Power Supply Systems, 0% due 7/1/2013 (Nuclear Number 3; Insured: MBIA- IBC)	Aaa/AAA	1,760,000	1,447,371
Washington State Public Power Supply Systems, 0% due 7/1/2015 (Nuclear Number 3; Insured: MBIA- IBC)	Aaa/AAA	3,000,000	2,218,680
WEST VIRGINIA — 0.17%
Harrison County Nursing Facility, 5.625% due 9/1/2010 (Salem Health Care Corp.; LOC: Fleet Bank)	NR/NR	245,000	245,029
Kanawha, Mercer, Nicholas, Counties Single Family Mortgage, 0% due 2/1/2015 pre-refunded 2/1/2014	Aaa/NR	2,260,000	1,628,127
WISCONSIN — 0.32%
Bradley PCR, 6.75% due 7/1/2009 (Owens Illinois Solid Waste) (ETM)	NR/B	1,500,000	1,591,320
Wisconsin State Health & Educational Facilities Authority, 6.00% due 8/15/2008 (Aurora Health Care Inc.; Insured: MBIA)	Aaa/AAA	2,000,000	2,028,080
WYOMING — 0.34%
West Park Hospital District, 5.90% due 7/1/2010 (Insured: ACA)	NR/NR	1,400,000	1,400,966
Wyoming Farm Loan Board, 0% due 4/1/2009	NR/AA+	2,500,000	2,446,626

TOTAL INVESTMENTS — 98.29% (Cost $1,082,102,339)			$1,103,772,992
OTHER ASSETS LESS LIABILITIES — 1.71%			19,242,820

NET ASSETS — 100.00%			$1,123,015,812

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Segregated as collateral for a when-issued security.
(2)	When-issued security.

Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HUD	Department of Housing and Urban Development
IDA	Industrial Development Authority

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Portfolio Abbreviations (continued)

ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

30    Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$1,024.10	$2.84
Hypothetical*	$1,000.00	$1,022.20	$2.83

†	Expenses are equal to the annualized expense ratio for Class I shares (0.56%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the onehalf year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report    31

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

32    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges.For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future.For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira.Rollovers are available.Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $167 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

Investment Advisor: Thornburg Investment Management® 800.847.0200 TH1073	Distributor: Thornburg Securities Corporation® 800.847.0200

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg California Limited Term Municipal Fund

Semi-Annual Report – March 31, 2008

LIPPER FUND AWARDS
USA 2008
Thornburg Investment Management
BEST FIXED-INCOME FUND FAMILY
among 41 Large fund families

Fund family award was based on risk-adjusted returns for the three-year period ended 12/31/07. The Fund may not have ranked number one in its category.

Thornburg California Limited Term Municipal Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 1.50%. Class C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders, they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

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Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

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Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class A shares increased by 3 cents per share to $12.76 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 21.2 cents per share. If you reinvested your dividends, you received 21.4 cents per share. Investors who owned Class C shares received dividends of 19.6 and 19.7 cents per share, respectively.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family.

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their portfolios to hold more assets denominated in currencies other than the dollar. Dollar-denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

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On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

% of portfolio maturing			Cumulative % maturing
1 years	=	3.2%	Year 1	=	3.2%
1 to 2 years	=	14.4%	Year 2	=	17.6%
2 to 3 years	=	7.7%	Year 3	=	25.3%
3 to 4 years	=	14.0%	Year 4	=	39.3%
4 to 5 years	=	8.6%	Year 5	=	47.9%
5 to 6 years	=	11.9%	Year 6	=	59.8%
6 to 7 years	=	11.0%	Year 7	=	70.8%
7 to 8 years	=	8.3%	Year 8	=	79.1%
8 to 9 years	=	7.4%	Year 9	=	86.5%
Over 9 years	=	13.5%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 3/31/08.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who soldtypically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

The Class A shares of your Fund produced a total return of 1.91% over the six-month period ended March 31, 2008, compared to a 3.88% return for the Lehman Five-Year Municipal Bond Index. Over the six-month period, five-year municipal bonds have performed better than longer (6 to 10 year) and shorter maturity (1 to 4 year) bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, with roughly 10% of the portfolio maturing in each year of the ladder, so most of the bonds mature in less than or more than five years. Since those bonds generally underperformed five-year bonds, the Fund underperformed the Index.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of more than 80 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields, but we did not modify the portfolio’s key characteristics. At September 30, 2007, the Fund’s ladder had an average maturity of 4.82 years and duration of 3.69 years. As the yield curve steepened, we invested evenly along the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 4.95 and duration of 3.91 years — nearly identical to how it measured six months earlier.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point, bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

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Letter to Shareholders
Continued

California state tax revenues have slowed, putting the state into a budget deficit. Through the end of March, the state’s actual revenues for fiscal 2008, which began July 1, 2007, are $818 million below the most recent budget projections made by the Department of Finance. This year, the deficit will be covered by issuing deficit bonds. We do not see an immediate crisis, but we realize that the state now faces a $16 billion cumulative deficit, which will force the governor and legislature to make wrenching choices in how the state reduces spending.

We expect an increase in the supply of California municipals as the state and its localities borrow to fund expenditures. We also expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 86% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $106,604,302) (Note 2)	$108,516,029
Cash	748,741
Receivable for fund shares sold	78,144
Interest receivable	1,381,714
Prepaid expenses and other assets	368

Total Assets	110,724,996

LIABILITIES
Payable for fund shares redeemed	306,432
Payable to investment advisor and other affiliates (Note 3)	75,106
Accounts payable and accrued expenses	38,578
Dividends payable	95,986

Total Liabilities	516,102

NET ASSETS	$110,208,894

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,911,727
Accumulated net realized gain (loss)	(945,572)
Net capital paid in on shares of beneficial interest	109,242,739

$110,208,894

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($65,232,689 applicable to 5,111,795 shares of beneficial interest outstanding – Note 4)	$12.76
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.95

Class C Shares:
Net asset value and offering price per share * ($13,947,221 applicable to 1,092,054 shares of beneficial interest outstanding – Note 4)	$12.77

Class I Shares:
Net asset value, offering and redemption price per share ($31,028,984 applicable to 2,429,186 shares of beneficial interest outstanding – Note 4)	$12.77

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $364,948)	$2,394,292

EXPENSES:
Investment advisory fees (Note 3)	278,112
Administration fees (Note 3)
Class A Shares	41,583
Class C Shares	8,885
Class I Shares	7,624
Distribution and service fees (Note 3)
Class A Shares	83,166
Class C Shares	74,453
Transfer agent fees
Class A Shares	12,194
Class C Shares	3,990
Class I Shares	3,411
Registration and filing fees
Class A Shares	28
Class C Shares	28
Class I Shares	28
Custodian fees (Note 3)	25,949
Professional fees	13,912
Accounting fees	2,139
Trustee fees	732
Other expenses	6,409

Total Expenses	562,643
Less:
Expenses reimbursed by investment advisor (Note 3)	(4,376)
Distribution fees waived (Note 3)	(37,227)
Fees paid indirectly (Note 3)	(5,794)

Net Expenses	515,246

Net Investment Income	1,879,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	86,825
Net change in unrealized appreciation (depreciation) of investments	211,375

Net Realized and Unrealized Gain	298,200

Net Increase in Net Assets Resulting From Operations	$2,177,246

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$1,879,046	$3,986,590
Net realized gain (loss) on investments	86,825	(164,310)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	211,375	(238,410)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,177,246	3,583,870

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,104,043)	(2,494,459)
Class C Shares	(217,849)	(471,252)
Class I Shares	(557,154)	(1,020,879)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(2,124,228)	(13,105,346)
Class C Shares	(537,732)	(2,300,630)
Class I Shares	(977,796)	3,635,455

Net Decrease in Net Assets	(3,341,556)	(12,173,241)

NET ASSETS:
Beginning of period	113,550,450	125,723,691

End of period	$110,208,894	$113,550,450

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,282 for Class A shares, $3,076 for Class C shares, and $18 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $25 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $37,227 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $5,794. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	401,495	$5,130,589	414,862	$5,274,076
Shares issued to shareholders in reinvestment of dividends	56,534	720,827	131,772	1,673,749
Shares repurchased	(625,042)	(7,975,644)	(1,579,257)	(20,053,171)

Net Increase (Decrease)	(167,013)	$(2,124,228)	(1,032,623)	$(13,105,346)

Class C Shares
Shares sold	75,881	$972,633	86,180	$1,093,229
Shares issued to shareholders in reinvestment of dividends	13,108	167,257	28,501	362,296
Shares repurchased	(131,342)	(1,677,622)	(295,057)	(3,756,155)

Net Increase (Decrease)	(42,353)	$(537,732)	(180,376)	$(2,300,630)

Class I Shares
Shares sold	445,008	$5,692,063	1,133,498	$14,373,498
Shares issued to shareholders in reinvestment of dividends	33,696	429,980	66,177	841,375
Shares repurchased	(555,089)	(7,099,839)	(910,981)	(11,579,418)

Net Increase (Decrease)	(76,385)	$(977,796)	288,694	$3,635,455

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $12,026,660 and $15,475,154, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$106,604,302

Gross unrealized appreciation on a tax basis	$2,373,351
Gross unrealized depreciation on a tax basis	(461,624)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,911,727

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$214,571
2012	33,844
2014	148,124
2015	471,548

$868,087

At March 31, 2008, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $164,310. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended Sept. 30,			Three Months Ended Sept. 30, 2004(a)		Year Ended June 30,
			2007	2006	2005			2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.73		$12.77	$12.79	$13.02	$12.87		$13.20	$12.96

Income from investment operations:
Net investment income (loss)	0.21		0.43	0.40	0.36	0.08		0.35	0.38
Net realized and unrealized gain (loss) on investments	0.03		(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24
Total from investment operations	0.24		0.39	0.38	0.13	0.23		0.02	0.62

Less dividends from:
Net investment income	(0.21)		(0.43)	(0.40)	(0.36)	(0.08)		(0.35)	(0.38)

Change in net asset value	0.03		(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24
NET ASSET VALUE, end of period	$12.76		$12.73	$12.77	$12.79	$13.02		$12.87	$13.20

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.91		3.10	3.06	0.98	1.81		0.13	4.83
Ratios to average net assets:
Net investment income (loss) (%)	3.32	(c)	3.37	3.17	2.75	2.53	(c)	2.66	2.87
Expenses, after expense reductions (%)	1.00	(c)	0.99	0.92	1.00	0.99	(c)	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.99	0.87	0.99	0.99	(c)	0.99	0.99
Expenses, before expense reductions (%)	1.00	(c)	1.01	1.01	1.02	1.05	(c)	1.04	1.02

Portfolio turnover rate (%)	11.26		22.71	25.77	26.33	4.18		23.80	26.03

Net assets at end of period (thousands)	$65,233		$67,183	$80,589	$111,102	$134,588		$131,158	$149,269

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended Sept. 30,			Three Months Ended Sept. 30, 2004(a)		Year Ended June 30,
			2007	2006	2005			2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.74		$12.78	$12.80	$13.03	$12.88		$13.21	$12.97

Income from investment operations:
Net investment income (loss)	0.20		0.40	0.37	0.32	0.07		0.32	0.34
Net realized and unrealized gain (loss) on investments	0.03		(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24
Total from investment operations	0.23		0.36	0.35	0.09	0.22		(0.01)	0.58
Less dividends from:
Net investment income	(0.20)		(0.40)	(0.37)	(0.32)	(0.07)		(0.32)	(0.34)

Change in net asset value	0.03		(0.04)	(0.02)	(0.23)	0.15		(0.33)	0.24

NET ASSET VALUE, end of period	$12.77		$12.74	$12.78	$12.80	$13.03		$12.88	$13.21

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.78		2.85	2.80	0.73	1.75		(0.12)	4.51
Ratios to average net assets:
Net investment income (loss) (%)	3.06	(c)	3.13	2.92	2.50	2.28	(c)	2.41	2.56
Expenses, after expense reductions (%)	1.25	(c)	1.24	1.18	1.25	1.24	(c)	1.24	1.30
Expenses, after expense reductions and net of custody credits (%)	1.24	(c)	1.23	1.13	1.24	1.24	(c)	1.24	1.30
Expenses, before expense reductions (%)	1.82	(c)	1.79	1.83	1.82	1.87	(c)	1.86	1.80

Portfolio turnover rate (%)	11.26		22.71	25.77	26.33	4.18		23.80	26.03

Net assets at end of period (thousands)	$13,947		$14,449	$16,801	$20,021	$21,941		$22,363	$22,487

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended Sept. 30,			Three Months Ended Sept. 30, 2004(a)		Year Ended June 30,
			2007	2006	2005			2004	2003

Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.74		$12.78	$12.80	$13.03	$12.89		$13.22	$12.97
Income from investment operations:
Net investment income (loss)	0.23		0.47	0.44	0.40	0.09		0.39	0.42
Net realized and unrealized gain (loss) on investments	0.03		(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

Total from investment operations	0.26		0.43	0.42	0.17	0.23		0.06	0.67
Less dividends from:
Net investment income	(0.23)		(0.47)	(0.44)	(0.40)	(0.09)		(0.39)	(0.42)

Change in net asset value	0.03		(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

NET ASSET VALUE, end of period	$12.77		$12.74	$12.78	$12.80	$13.03		$12.89	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.08		3.44	3.39	1.31	1.81		0.46	5.27
Ratios to average net assets:
Net investment income (loss) (%)	3.65	(c)	3.71	3.50	3.09	2.85	(c)	2.99	3.20
Expenses, after expense reductions (%)	0.66	(c)	0.66	0.66	0.68	0.67	(c)	0.67	0.65
Expenses, after expense reductions and net of custody credits (%)	0.65	(c)	0.65	0.55	0.67	0.67	(c)	0.67	0.65
Expenses, before expense reductions (%)	0.66	(c)	0.68	0.71	0.73	0.77	(c)	0.78	0.75

Portfolio turnover rate (%)	11.26		22.71	25.77	26.33	4.18		23.80	26.03

Net assets at end of period (thousands)	$31,029		$31,918	$28,334	$30,843	$25,728		$22,929	$20,592

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-426, CLASS C – 885-215-418, CLASS I – 885-215-392

NASDAQ SYMBOLS: CLASS A – LTCAX, CLASS C – LTCCX, CLASS I – LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	A3/NR	$435,000	$447,850

ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	A3/NR	455,000	469,305

Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	Aaa/AAA	1,830,000	2,099,870

Bay Area Toll Bridge Revenue, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,281,130

California HFA, 5.00% due 11/15/2011 (Cedars Sinai Medical Center)	A2/NR	1,000,000	1,049,190

California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,000,000	2,047,120

California HFA, 9.875% due 2/1/2017	Aa2/AA-	670,000	689,249

California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/NR	500,000	509,100

California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	580,585

California PCR Authority Solid Waste Disposal, 6.75% due 7/1/2011 (ETM)	Aaa/NR	1,890,000	2,014,872

California PCR Authority Solid Waste Disposal, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,100,121

California PCR Authority Solid Waste Disposal, 5.25% due 6/1/2023 (AMT)	Baa1/BBB+	2,000,000	1,892,400

California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,023,840

California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	601,149

California State GO, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,079,680

California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	A1/A+	230,000	232,806

California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,311,220

California State GO, 5.00% due 3/1/2018	A1/A+	1,000,000	1,057,980

California State GO Economic Recovery, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,744,475

California State GO Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,124,820

California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	Aa2/AA-	780,000	813,704

California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	Aaa/AAA	2,000,000	2,158,900

California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	Aa2/AA-	1,000,000	1,088,720

California State Public Works Board Lease, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	1,235,000	1,333,084

California Statewide Community Development Authority, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation; Insured: AMBAC)	Aaa/AAA	595,000	597,642

California Statewide Community Development Authority, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	NR/NR	1,215,000	1,223,323

California Statewide Community Development Authority, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente)	NR/A+	2,000,000	2,056,600

California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: MBIA)	Aaa/AAA	660,000	707,758

California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (Kaiser Permanente) (ETM)	Aaa/AAA	2,785,000	2,927,341

California Statewide Community HFA, 4.50% due 11/15/2013 (Los Angeles Jewish Home; Insured: CA Mortgage Insurance)	NR/A+	2,000,000	2,033,060

Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: FGIC)	Baa3/A-	830,000	888,341

Cerritos California Public Financing Authority, 5.00% due 11/1/2014 (Tax Allocation Redevelopment; Insured: AMBAC)	Aaa/AAA	1,260,000	1,351,854

Corona Norco USD GO, 0% due 9/1/2017 (Insured: FSA)	Aaa/AAA	1,595,000	1,052,174

Daly City Housing Development Financing Agency, 5.00% due 12/15/2019 (Franciscan Mobile Home Park)	NR/A-	1,815,000	1,808,502

El Monte COP Department of Public Services, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	955,000	968,236

Escondido USD GO, 6.10% due 11/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	506,445

Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	A1/A+	735,000	774,925

Fresno USD GO, 5.00% due 8/1/2009 (Insured: FSA) (ETM)	Aaa/AAA	545,000	549,632

Hawaiian Gardens Redevelopment Agency, 5.50% due 12/1/2008	NR/BBB+	575,000	583,705

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	$2,500,000	$2,509,600

Kern High School District GO, 7.00% due 8/1/2010 (ETM)	A1/NR	165,000	182,338

Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	835,000	826,091

Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	435,000	431,437

Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,507,996

Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,000,000

Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,000,000	1,067,240

Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,010,000	1,071,287

Los Angeles Department of Water & Power Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,239,280

Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,762,250

Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aaa/AAA	2,000,000	2,170,960

Milpitas California Redevelopment Agency Tax Allocation Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,123,480

Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/NR	765,000	785,341

Northern California Public Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	4,000,000	4,008,040

Norwalk California Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	668,769

Oxnard Financing Authority Solid Waste, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	2,115,000	2,221,279

Pomona USD GO, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	336,291

Richmond Joint Powers Financing Authority Lease & Gas Tax, 5.25% due 5/15/2013 partially pre-refunded 11/15/2007	NR/A-	555,000	555,943

Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A1/A+	1,000,000	967,590

Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,476,277

Sacramento County Sanitation District Financing Authority, 5.75% due 12/1/2009	Aa3/AA	560,000	592,273

San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	190,000	196,471

San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	213,085

San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	311,703

San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	Aaa/NR	3,100,000	3,260,952

San Bernardino County Transportation Authority Sales Tax, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)	Baa3/NR	380,000	399,171

San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aaa/AAA	750,000	788,692

San Diego County COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa1/BB	2,000,000	2,047,040

San Francisco, 5.00% due 6/15/2014 (Laguna Honda Hospital; Insured: FSA)	Aaa/AAA	2,320,000	2,521,956

San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Convention Center)	A1/AA-	1,380,000	1,293,143

San Jose Evergreen Community College District GO, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,938,376

San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	2,000,000	1,140,600

Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	575,000	584,539

Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	1,060,000	1,136,235

Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	350,000	388,332

Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	250,000	277,380

Stanton Multi Family Housing, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens; Collateralized: FNMA)	NR/AAA	4,335,000	4,407,048

Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Baa3/NR	445,000	490,675

Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Special Escrow Fund; Insured: FSA)	Aaa/AAA	340,000	358,986

Walnut Valley USD GO, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	101,634

Walnut Valley USD GO, 8.75% due 8/1/2010 (Insured: MBIA) (ETM)	Aaa/AAA	1,000,000	1,143,770

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SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Washington Township Health Care District, 5.00% due 7/1/2009	A3/NR	$450,000	$460,607

Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	Aaa/AAA	725,000	769,074

Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,090

TOTAL INVESTMENTS — 98.46% (Cost $ 106,604,302)			$108,516,029

OTHER ASSETS LESS LIABILITIES — 1.54%			1,692,865

NET ASSETS — 100.00%			$110,208,894

Footnote Legend

† Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
USD	Unified School District

See notes to financial statements.

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EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$1,019.10	$4.98
Hypothetical*	$1,000.00	$1,020.07	$4.98
Class C Shares
Actual	$1,000.00	$1,017.80	$6.26
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,020.80	$3.29
Hypothetical*	$1,000.00	$1,021.75	$3.29

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.65%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    23

Trustees’ Statement to Shareholders

    Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

24    This page is not part of the Semi-Annual Report.

Planning Options

        Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    25

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    27

Thornburg Investment Management®
Strategies for Building Real Wealth

Thornburg California Limited Term Municipal Fund

I Shares

Semi-Annual Report – March 31, 2008

LIPPER FUND AWARDS
USA 2008
Thornburg Investment Management
BEST FIXED-INCOME FUND FAMILY
among 41 Large fund families

Fund family award was based on risk-adjusted returns for the three-year period ended 12/31/07. The Fund may not have ranked number one in its category.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Semi-Annual Report.

Thornburg California Limited Term Municipal Fund I Shares – March 31, 2008

Letter to Shareholders	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	16
Schedule of Investments	17
Expense Example	20
Other Information	21

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, an investor’s shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www. thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders, they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper, Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

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Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value of the Class I shares increased by 3 cents per share to $12.77 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 23.4 cents per share. If you reinvested your dividends, you received 23.6 cents per share.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family.

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their portfolios to hold more assets denominated in currencies other than the dollar. Dollar-denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

6    Certified Semi-Annual Report

On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

% of portfolio maturing	Cumulative % maturing
1 years = 3.2%	Year 1 = 3.2%
1 to 2 years = 14.4%	Year 2 = 17.6%
2 to 3 years = 7.7%	Year 3 = 25.3%
3 to 4 years = 14.0%	Year 4 = 39.3%
4 to 5 years = 8.6%	Year 5 = 47.9%
5 to 6 years = 11.9%	Year 6 = 59.8%
6 to 7 years = 11.0%	Year 7 = 70.8%
7 to 8 years = 8.3%	Year 8 = 79.1%
8 to 9 years = 7.4%	Year 9 = 86.5%
Over 9 years = 13.5%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 3/31/08.

The Class I shares of your Fund produced a total return of 2.08% over the six-month period ended March 31, 2008, compared to a 3.88% return for the Lehman Five-Year Municipal Bond Index. Over the six-month period, five-year municipal bonds have performed better than longer (6 to 10 year) and shorter maturity (1 to 4 year) bonds. The Fund invests in a laddered portfolio of bonds that mature over the next ten years, with roughly 10% of the portfolio maturing in each year of the ladder, so most of the bonds mature in less than or more than five years. Since those bonds generally underperformed five-year bonds, the Fund underperformed the Index.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of more than 80 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields, but we did not modify the portfolio’s key characteristics. At September 30, 2007, the Fund’s ladder had an average maturity of 4.82 years and duration of 3.69 years. As the yield curve steepened, we invested evenly along the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 4.95 and duration of 3.91 years – nearly identical to how it measured six months earlier.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point, bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

Certified Semi-Annual Report    7

Letter to Shareholders

Continued

California state tax revenues have slowed, putting the state into a budget deficit. Through the end of March, the state’s actual revenues for fiscal 2008, which began July 1, 2007, are $818 million below the most recent budget projections made by the Department of Finance. This year, the deficit will be covered by issuing deficit bonds. We do not see an immediate crisis, but we realize that the state now faces a $16 billion cumulative deficit, which will force the governor and legislature to make wrenching choices in how the state reduces spending.

We expect an increase in the supply of California municipals as the state and its localities borrow to fund expenditures. We also expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 86% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

8    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $106,604,302) (Note 2)	$108,516,029
Cash	748,741
Receivable for fund shares sold	78,144
Interest receivable	1,381,714
Prepaid expenses and other assets	368

Total Assets	110,724,996

LIABILITIES
Payable for fund shares redeemed	306,432
Payable to investment advisor and other affiliates (Note 3)	75,106
Accounts payable and accrued expenses	38,578
Dividends payable	95,986

Total Liabilities	516,102

NET ASSETS	$110,208,894

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,911,727
Accumulated net realized gain (loss)	(945,572)
Net capital paid in on shares of beneficial interest	109,242,739

$110,208,894

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($65,232,689 applicable to 5,111,795 shares of beneficial interest outstanding – Note 4)	$12.76
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.95

Class C Shares:
Net asset value and offering price per share * ($13,947,221 applicable to 1,092,054 shares of beneficial interest outstanding – Note 4)	$12.77

Class I Shares:
Net asset value, offering and redemption price per share ($31,028,984 applicable to 2,429,186 shares of beneficial interest outstanding – Note 4)	$12.77

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $364,948)	$2,394,292

EXPENSES:
Investment advisory fees (Note 3)	278,112
Administration fees (Note 3)
Class A Shares	41,583
Class C Shares	8,885
Class I Shares	7,624
Distribution and service fees (Note 3)
Class A Shares	83,166
Class C Shares	74,453
Transfer agent fees
Class A Shares	12,194
Class C Shares	3,990
Class I Shares	3,411
Registration and filing fees
Class A Shares	28
Class C Shares	28
Class I Shares	28
Custodian fees (Note 3)	25,949
Professional fees	13,912
Accounting fees	2,139
Trustee fees	732
Other expenses	6,409

Total expenses	562,643
Less:
Expenses reimbursed by investment advisor (Note 3)	(4,376)
Distribution fees waived (Note 3)	(37,227)
Fees paid indirectly (Note 3)	(5,794)

Net Expenses	515,246

Net Investment Income	1,879,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	86,825
Net change in unrealized appreciation (depreciation) of investments	211,375

Net Realized and Unrealized Gain	298,200

Net Increase in Net Assets Resulting From Operations	$2,177,246

See notes to financial statements.

10    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$1,879,046	$3,986,590
Net realized gain (loss) on investments	86,825	(164,310)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	211,375	(238,410)

Net Increase (Decrease) in Net Assets Resulting from operations	2,177,246	3,583,870

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,104,043)	(2,494,459)
Class C Shares	(217,849)	(471,252)
Class I Shares	(557,154)	(1,020,879)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(2,124,228)	(13,105,346)
Class C Shares	(537,732)	(2,300,630)
Class I Shares	(977,796)	3,635,455

Net Decrease in Net Assets	(3,341,556)	(12,173,241)

NET ASSETS:
Beginning of period	113,550,450	125,723,691

End of period	$110,208,894	$113,550,450

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    11

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $1,282 for Class A shares, $3,076 for Class C shares, and $18 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $25 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans and Class C distribution fees waived by the Distributor for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $37,227 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $5,794. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	401,495	$5,130,589	414,862	$5,274,076
Shares issued to shareholders in reinvestment of dividends	56,534	720,827	131,772	1,673,749
Shares repurchased	(625,042)	(7,975,644)	(1,579,257)	(20,053,171)

Net Increase (Decrease)	(167,013)	$(2,124,228)	(1,032,623)	$(13,105,346)

Class C Shares
Shares sold	75,881	$972,633	86,180	$1,093,229
Shares issued to shareholders in reinvestment of dividends	13,108	167,257	28,501	362,296
Shares repurchased	(131,342)	(1,677,622)	(295,057)	(3,756,155)

Net Increase (Decrease)	(42,353)	$(537,732)	(180,376)	$(2,300,630)

Class I Shares
Shares sold	445,008	$5,692,063	1,133,498	$14,373,498
Shares issued to shareholders in reinvestment of dividends	33,696	429,980	66,177	841,375
Shares repurchased	(555,089)	(7,099,839)	(910,981)	(11,579,418)

Net Increase (Decrease)	(76,385)	$(977,796)	288,694	$3,635,455

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $12,026,660 and $15,475,154, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$106,604,302

Gross unrealized appreciation on a tax basis	$2,373,351
Gross unrealized depreciation on a tax basis	(461,624)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,911,727

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$214,571
2012	33,844
2014	148,124
2015	471,548

$868,087

At March 31, 2008, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $164,310. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended Sept. 30,			Three Months Ended Sept. 30, 2004(a)		Year Ended June 30,
			2007	2006	2005			2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.74		$12.78	$12.80	$13.03	$12.89		$13.22	$12.97

Income from investment operations:
Net investment income (loss)	0.23		0.47	0.44	0.40	0.09		0.39	0.42
Net realized and unrealized gain (loss) on investments	0.03		(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

Total from investment operations	0.26		0.43	0.42	0.17	0.23		0.06	0.67

Less dividends from:
Net investment income	(0.23)		(0.47)	(0.44)	(0.40)	(0.09)		(0.39)	(0.42)
Change in net asset value	0.03		(0.04)	(0.02)	(0.23)	0.14		(0.33)	0.25

NET ASSET VALUE, end of period	$12.77		$12.74	$12.78	$12.80	$13.03		$12.89	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.08		3.44	3.39	1.31	1.81		0.46	5.27
Ratios to average net assets:
Net investment income (loss) (%)	3.65	(c)	3.71	3.50	3.09	2.85	(c)	2.99	3.20
Expenses, after expense reductions (%)	0.66	(c)	0.66	0.66	0.68	0.67	(c)	0.67	0.65
Expenses, after expense reductions and net of custody credits (%)	0.65	(c)	0.65	0.55	0.67	0.67	(c)	0.67	0.65
Expenses, before expense reductions (%)	0.66	(c)	0.68	0.71	0.73	0.77	(c)	0.78	0.75

Portfolio turnover rate (%)	11.26		22.71	25.77	26.33	4.18		23.80	26.03
Net assets at end of period (thousands)	$31,029		$31,918	$28,334	$30,843	$25,728		$22,929	$20,592

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-426, CLASS C – 885-215-418, CLASS I – 885-215-392

NASDAQ SYMBOLS: CLASS A – LTCAX, CLASS C – LTCCX, CLASS I – LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts)	A3/NR	$435,000	$447,850
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts)	A3/NR	455,000	469,305
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	Aaa/AAA	1,830,000	2,099,870
Bay Area Toll Bridge Revenue, 5.00% due 4/1/2016	Aa3/AA	2,075,000	2,281,130
California HFA, 5.00% due 11/15/2011 (Cedars Sinai Medical Center)	A2/NR	1,000,000	1,049,190
California HFA, 5.25% due 10/1/2013 (Kaiser Permanente) (ETM)	NR/AAA	2,000,000	2,047,120
California HFA, 9.875% due 2/1/2017	Aa2/AA-	670,000	689,249
California Mobile Home Park Financing Authority, 4.75% due 11/15/2010 (Rancho Vallecitos; Insured: ACA)	NR/NR	500,000	509,100
California Mobile Home Park Financing Authority, 5.00% due 11/15/2013 (Rancho Vallecitos; Insured: ACA)	NR/NR	570,000	580,585
California PCR Authority Solid Waste Disposal, 6.75% due 7/1/2011 (ETM)	Aaa/NR	1,890,000	2,014,872
California PCR Authority Solid Waste Disposal, 5.00% due 6/1/2018 put 6/1/2008	NR/BBB	1,100,000	1,100,121
California PCR Authority Solid Waste Disposal, 5.25% due 6/1/2023 (AMT)	Baa1/BBB+	2,000,000	1,892,400
California State Department of Transportation COP, 5.25% due 3/1/2016 (Insured: MBIA)	Aaa/AAA	2,000,000	2,023,840
California State GO, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	601,149
California State GO, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,079,680
California State GO, 5.50% due 3/1/2012 (Insured: FGIC)	A1/A+	230,000	232,806
California State GO, 6.25% due 9/1/2012	A1/A+	3,000,000	3,311,220
California State GO, 5.00% due 3/1/2018	A1/A+	1,000,000	1,057,980
California State GO Economic Recovery, 5.25% due 7/1/2013	Aa3/AA+	2,500,000	2,744,475
California State GO Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,124,820
California State Public Works Board Lease, 5.50% due 6/1/2010 (Various Universities)	Aa2/AA-	780,000	813,704
California State Public Works Board Lease, 5.00% due 1/1/2015 (Department of Corrections; Insured: AMBAC)	Aaa/AAA	2,000,000	2,158,900
California State Public Works Board Lease, 5.00% due 11/1/2015 (Various Universities)	Aa2/AA-	1,000,000	1,088,720
California State Public Works Board Lease, 5.00% due 9/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	1,235,000	1,333,084
California Statewide Community Development Authority, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation; Insured: AMBAC)	Aaa/AAA	595,000	597,642
California Statewide Community Development Authority, 5.25% due 8/1/2014 (EAH-East Campus Apartments; Insured: ACA)	NR/NR	1,215,000	1,223,323
California Statewide Community Development Authority, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente)	NR/A+	2,000,000	2,056,600
California Statewide Community Development Authority COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital; Insured: MBIA)	Aaa/AAA	660,000	707,758
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (Kaiser Permanente) (ETM)	Aaa/AAA	2,785,000	2,927,341
California Statewide Community HFA, 4.50% due 11/15/2013 (Los Angeles Jewish Home; Insured: CA Mortgage Insurance)	NR/A+	2,000,000	2,033,060
Central Union High School District Imperial County, 5.00% due 8/1/2012 (Insured: FGIC)	Baa3/A-	830,000	888,341
Cerritos California Public Financing Authority, 5.00% due 11/1/2014 (Tax Allocation Redevelopment; Insured: AMBAC)	Aaa/AAA	1,260,000	1,351,854
Corona Norco USD GO, 0% due 9/1/2017 (Insured: FSA)	Aaa/AAA	1,595,000	1,052,174
Daly City Housing Development Financing Agency, 5.00% due 12/15/2019 (Franciscan Mobile Home Park)	NR/A-	1,815,000	1,808,502
El Monte COP Department of Public Services, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	955,000	968,236
Escondido USD GO, 6.10% due 11/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	506,445
Fillmore Public Financing Authority, 5.00% due 5/1/2016 (Water Recycling; Insured: CIFG)	A1/A+	735,000	774,925
Fresno USD GO, 5.00% due 8/1/2009 (Insured: FSA) (ETM)	Aaa/AAA	545,000	549,632
Hawaiian Gardens Redevelopment Agency, 5.50% due 12/1/2008	NR/BBB+	575,000	583,705

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
High Desert California Memorial Health Care, 5.40% due 10/1/2011	NR/NR	$2,500,000	$2,509,600
Kern High School District GO, 7.00% due 8/1/2010 (ETM)	A1/NR	165,000	182,338
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	835,000	826,091
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking; Insured: ACA)	NR/NR	435,000	431,437
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,507,996
Los Angeles County Capital Asset Leasing Corp., 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,000,000
Los Angeles County Schools, 5.00% due 6/1/2016 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,000,000	1,067,240
Los Angeles County Schools, 5.00% due 6/1/2017 (Pooled Financing; Insured: MBIA)	Aaa/AAA	1,010,000	1,071,287
Los Angeles Department of Water & Power Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,239,280
Los Angeles USD GO, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,762,250
Los Angeles USD GO, 5.00% due 7/1/2018 (Insured: FSA)	Aaa/AAA	2,000,000	2,170,960
Milpitas California Redevelopment Agency Tax Allocation Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,123,480
Moorpark Mobile Home Park, 5.80% due 5/15/2010 (Villa Del Arroyo; Insured: ACA)	NR/NR	765,000	785,341
Northern California Public Power Agency, 5.00% due 7/1/2009 (Geothermal Number 3)	A2/BBB+	4,000,000	4,008,040
Norwalk California Redevelopment Agency Tax Allocation, 5.00% due 10/1/2014 (Insured: MBIA)	Aaa/AAA	625,000	668,769
Oxnard Financing Authority Solid Waste, 5.00% due 5/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	2,115,000	2,221,279
Pomona USD GO, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	336,291
Richmond Joint Powers Financing Authority Lease & Gas Tax, 5.25% due 5/15/2013 partially pre-refunded 11/15/2007	NR/A-	555,000	555,943
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	A1/A+	1,000,000	967,590
Sacramento City Financing Authority, 0% due 11/1/2014 (Insured: MBIA)	Aaa/AAA	3,310,000	2,476,277
Sacramento County Sanitation District Financing Authority, 5.75% due 12/1/2009	Aa3/AA	560,000	592,273
San Bernardino County Community Facilities District, 5.10% due 9/1/2011	NR/NR	190,000	196,471
San Bernardino County Community Facilities District, 5.20% due 9/1/2012	NR/NR	205,000	213,085
San Bernardino County Community Facilities District, 5.30% due 9/1/2013	NR/NR	300,000	311,703
San Bernardino County Multi Family Housing, 4.75% due 12/15/2031 put 12/15/2011 (Rolling Ridge LLC; Collateralized: FNMA)	Aaa/NR	3,100,000	3,260,952
San Bernardino County Transportation Authority Sales Tax, 6.00% due 3/1/2010 (Insured: FGIC) (ETM)	Baa3/NR	380,000	399,171
San Diego County COP, 5.625% due 9/1/2012 (Insured: AMBAC)	Aaa/AAA	750,000	788,692
San Diego County COP Developmental Services Foundation, 5.50% due 9/1/2017	Baa1/BB	2,000,000	2,047,040
San Francisco, 5.00% due 6/15/2014 (Laguna Honda Hospital; Insured: FSA)	Aaa/AAA	2,320,000	2,521,956
San Francisco City & County Redevelopment Agency, 0% due 7/1/2010 (George R Moscone Convention Center)	A1/AA-	1,380,000	1,293,143
San Jose Evergreen Community College District GO, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,938,376
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	2,000,000	1,140,600
Seal Beach Redevelopment Agency Mobile Home Park, 5.20% due 12/15/2013 (Insured: ACA)	NR/NR	575,000	584,539
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2013 (Insured: AMBAC) (AMT)	Aaa/AAA	1,060,000	1,136,235
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	350,000	388,332
Southern California Public Power Authority, 5.15% due 7/1/2015 (Insured: AMBAC)	Aaa/AAA	250,000	277,380
Stanton Multi Family Housing, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens; Collateralized: FNMA)	NR/AAA	4,335,000	4,407,048
Val Verde USD COP, 5.00% due 1/1/2014 (Insured: FGIC) (ETM)	Baa3/NR	445,000	490,675
Victorville Redevelopment Agency, 5.00% due 12/1/2014 (Bear Valley Road Special Escrow Fund; Insured: FSA)	Aaa/AAA	340,000	358,986
Walnut Valley USD GO, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	101,634
Walnut Valley USD GO, 8.75% due 8/1/2010 (Insured: MBIA) (ETM)	Aaa/AAA	1,000,000	1,143,770

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Township Health Care District, 5.00% due 7/1/2009	A3/NR	$450,000	$460,607
Washington USD COP, 5.00% due 8/1/2017 (New High School; Insured: AMBAC)	Aaa/AAA	725,000	769,074
Whittier Solid Waste, 5.375% due 8/1/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,002,090

TOTAL INVESTMENTS — 98.46% (Cost $106,604,302)			$108,516,029

OTHER ASSETS LESS LIABILITIES — 1.54%			1,692,865

NET ASSETS — 100.00%			$110,208,894

Footnote Legend

† Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
HFA	Health Facilities Authority
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
USD	Unified School District

See notes to financial statements.

Certified Semi-Annual Report    19

EXPENSE EXAMPLE
Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$1,020.80	$3.29
Hypothetical*	$1,000.00	$1,021.75	$3.29

†	Expenses are equal to the annualized expense ratio for Class I shares (0.65%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one- half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

20    Certified Semi-Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    21

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

        Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH1071

Waste not, Wait not

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Intermediate Municipal Fund

Semi-Annual Report – March 31, 2008

LIPPER FUND AWARDS
USA 2008
Thornburg Investment Management
BEST FIXED-INCOME FUND FAMILY
among 41 Large fund families

Fund family award was based on risk-adjusted returns for the three-year period ended 12/31/07. The Fund may not have ranked number one in its category.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax). The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Semi-Annual Report

Thornburg Intermediate Municipal Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. Class C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

4    Certified Semi-Annual Report

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U .S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 14 cents per share to $13.01 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 25.7 cents per share. If you reinvested your dividends, you received 25.9 cents per share. Investors who owned Class C shares received dividends of 23.9 and 24.0 cents per share, respectively.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family.

Josh Gonze Co-Portfolio Manager

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Christopher Ihlefeld Co-Portfolio Manager

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their portfolios to hold more assets denominated in currencies other than the dollar. Dollar-denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

6    Certified Semi-Annual Report

Letter to Shareholders
Continued

On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were under-weighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

% of portfolio maturing	Cumulative % maturing
2 years = 12.4%	Year 2 = 12.4%
2 to 4 years = 13.7%	Year 4 = 26.1%
4 to 6 years = 10.0%	Year 6 = 36.1%
6 to 8 years = 11.0%	Year 8 = 47.1%
8 to 10 years = 12.7%	Year 10 = 59.8%
10 to 12 years = 12.0%	Year 12 = 71.8%
12 to 14 years = 11.5%	Year 14 = 83.3%
14 to 16 years = 9.2%	Year 16 = 92.5%
16 to 18 years = 1.8%	Year 18 = 94.3%
Over 18 years = 5.7%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 3/31/08.

The Class A shares of your Fund produced a total return of 0.89% over the six-months ended March 31, 2008, compared to a 2.25% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the six-month period, shorter bonds have outperformed longer bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, with roughly 10% of the portfolio maturing in each two year period of the ladder, so a significant portion of the ladder extends past the 12-year maximum in the Index. Since longer bonds generally underperformed compared to bonds in the range of 7 to 12 years, the Fund underperformed the Index.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of 353 municipal obligations from 45 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields. We also slightly extended the portfolio’s sensitivity to interest rates. At September 30, 2007, the Fund’s ladder had an average maturity of 8.12 years and duration of 4.68 years. As the yield curve steepened, we invested further out on the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 8.13 and duration of 4.85 years.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point, bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

State tax revenues have slowed, putting a damper on state budgets. Historically this corresponds with periods of increased municipal bond supply as states and localities borrow to fund expenditures. Other sectors of the municipal

Certified Semi-Annual Report    7

Letter to Shareholders
Continued

bond market are moving sideways, with a mixture of credit rating upgrades and downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 82% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

8    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $525,094,233) (Note 2)	$532,276,988
Cash	4,051,550
Receivable for investments sold	3,540,000
Receivable for fund shares sold	1,750,114
Interest receivable	7,531,026
Prepaid expenses and other assets	26,146

Total Assets	549,175,824

LIABILITIES
Payable for securities purchased	3,238,424
Payable for fund shares redeemed	749,126
Payable to investment advisor and other affiliates (Note 3)	367,118
Accounts payable and accrued expenses	126,237
Dividends payable	613,126

Total Liabilities	5,094,031

NET ASSETS	$544,081,793

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,864)
Net unrealized appreciation on investments	7,182,755
Accumulated net realized gain (loss)	(8,710,306)
Net capital paid in on shares of beneficial interest	545,614,208

$544,081,793

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($329,086,508 applicable to 25,300,566 shares of beneficial interest outstanding – Note 4)	$13.01
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.28

Class C Shares:
Net asset value and offering price per share * ($55,677,336 applicable to 4,275,152 shares of beneficial interest outstanding – Note 4)	$13.02

Class I Shares:
Net asset value, offering and redemption price per share ($159,317,949 applicable to 12,265,217 shares of beneficial interest outstanding – Note 4)	$12.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENT OF OPERATIONS
Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $726,336)	$12,988,565

EXPENSES:
Investment advisory fees (Note 3)	1,325,594
Administration fees (Note 3)
Class A Shares	208,047
Class C Shares	34,043
Class I Shares	36,563
Distribution and service fees (Note 3)
Class A Shares	416,095
Class C Shares	273,023
Transfer agent fees
Class A Shares	62,450
Class C Shares	12,987
Class I Shares	35,425
Registration and filing fees
Class A Shares	11,878
Class C Shares	9,817
Class I Shares	9,108
Custodian fees (Note 3)	69,635
Professional fees	22,536
Accounting fees	8,880
Trustee fees	3,660
Other expenses	31,252

Total Expenses	2,570,993
Less:
Expenses reimbursed by investment advisor (Note 3)	(35,377)
Distribution fees waived (Note 3)	(109,209)
Fees paid indirectly (Note 3)	(10,415)

Net Expenses	2,415,992

Net Investment Income	10,572,573

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	255,431
Net change in unrealized appreciation (depreciation) of investments	(6,113,970)

Net Realized and Unrealized Loss	(5,858,539)

Net Increase in Net Assets Resulting From Operations	$4,714,034

See notes to financial statements.

10    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Intermediate Municipal Fund

	Six Months ended March 31, 2008*	Year ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$10,572,573	$19,690,998
Net realized gain on investments	255,431	563,541
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,113,970)	(6,072,467)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,714,034	14,182,072

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,497,528)	(13,591,786)
Class C Shares	(988,034)	(1,928,153)
Class I Shares	(3,087,011)	(4,171,059)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,070,342)	(28,841,157)
Class C Shares	2,376,900	(1,015,192)
Class I Shares	35,053,982	37,157,553

Net Increase in Net Assets	30,502,001	1,792,278

NET ASSETS:
Beginning of period	513,579,792	511,787,514

End of period	$544,081,793	$513,579,792

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    11

NOTES TO FINANCIAL STATEMENTS
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $31,102 for Class C shares and $4,275 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $1,547 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $716 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $109,209 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $10,415. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,056,413	$27,074,342	2,977,070	$39,306,041
Shares issued to shareholders in reinvestment of dividends	307,447	4,019,269	616,657	8,138,336
Shares repurchased	(2,450,492)	(32,163,953)	(5,785,000)	(76,285,534)

Net Increase (Decrease)	(86,632)	$(1,070,342)	(2,191,273)	$(28,841,157)

Class C Shares
Shares sold	460,476	$6,046,770	698,647	$9,209,025
Shares issued to shareholders in reinvestment of dividends	49,137	643,108	96,425	1,274,036
Shares repurchased	(327,916)	(4,312,978)	(870,144)	(11,498,253)

Net Increase (Decrease)	181,697	$2,376,900	(75,072)	$(1,015,192)

Class I Shares
Shares sold	4,154,455	$54,605,753	4,284,001	$56,206,181
Shares issued to shareholders in reinvestment of dividends	153,321	2,000,810	217,243	2,861,145
Shares repurchased	(1,630,533)	(21,552,581)	(1,660,657)	(21,909,773)

Net Increase (Decrease)	2,677,243	$35,053,982	2,840,587	$37,157,553

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $60,779,363 and $34,946,420, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$525,091,762

Gross unrealized appreciation on a tax basis	$13,893,541
Gross unrealized depreciation on a tax basis	(6,708,315)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,185,226

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$2,244,545
2009	2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$8,968,209

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.15		$13.30	$13.33	$13.48	$13.56	$13.67

Income from investment operations:
Net investment income (loss)	0.26		0.51	0.49	0.49	0.52	0.52
Net realized and unrealized gain (loss) on investments	(0.14)		(0.15)	(0.03)	(0.15)	(0.08)	(0.11)

Total from investment operations	0.12		0.36	0.46	0.34	0.44	0.41

Less dividends from:
Net investment income	(0.26)		(0.51)	(0.49)	(0.49)	(0.52)	(0.52)
Change in net asset value	(0.14)		(0.15)	(0.03)	(0.15)	(0.08)	(0.11)
NET ASSET VALUE, end of period	$13.01		$13.15	$13.30	$13.33	$13.48	$13.56

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	0.89		2.74	3.57	2.57	3.29	3.11
Ratios to average net assets:
Net investment income (loss) (%)	3.90	(b)	3.84	3.74	3.66	3.83	3.87
Expenses, after expense reductions (%)	0.97	(b)	0.99	0.99	0.99	0.98	0.99
Expenses, after expense reductions and net of custody credits (%)	0.96	(b)	0.98	0.99	0.99	0.98	0.99
Expenses, before expense reductions (%)	0.97	(b)	0.99	1.00	1.01	0.98	1.00

Portfolio turnover rate (%)	6.87		22.55	18.95	20.06	11.81	15.13

Net assets at end of period (thousands)	$329,087		$333,800	$366,702	$362,783	$370,227	$390,080

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.16		$13.31	$13.34	$13.50	$13.58	$13.69

Income from investment operations:
Net investment income (loss)	0.24		0.47	0.46	0.46	0.48	0.47
Net realized and unrealized gain (loss) on investments	(0.14)		(0.15)	(0.03)	(0.16)	(0.08)	(0.11)

Total from investment operations	0.10		0.32	0.43	0.30	0.40	0.36

Less dividends from:
Net investment income	(0.24)		(0.47)	(0.46)	(0.46)	(0.48)	(0.47)

Change in net asset value	(0.14)		(0.15)	(0.03)	(0.16)	(0.08)	(0.11)
NET ASSET VALUE, end of period	$13.02		$13.16	$13.31	$13.34	$13.50	$13.58

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	0.75		2.48	3.31	2.24	3.02	2.73
Ratios to average net assets:
Net investment income (loss) (%)	3.63	(b)	3.59	3.49	3.41	3.57	3.50
Expenses, after expense reductions (%)	1.24	(b)	1.24	1.24	1.25	1.24	1.35
Expenses, after expense reductions and net of custody credits (%)	1.24	(b)	1.24	1.24	1.24	1.24	1.35
Expenses, before expense reductions (%)	1.76	(b)	1.78	1.78	1.80	1.78	1.80

Portfolio turnover rate (%)	6.87		22.55	18.95	20.06	11.81	15.13

Net assets at end of period (thousands)	$55,677		$53,890	$55,497	$55,382	$57,979	$60,707

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.13		$13.28	$13.31	$13.46	$13.54	$13.65

Income from investment operations:
Net investment income (loss)	0.28		0.55	0.54	0.53	0.56	0.57
Net realized and unrealized gain (loss) on investments	(0.14)		(0.15)	(0.03)	(0.15)	(0.08)	(0.11)

Total from investment operations	0.14		0.40	0.51	0.38	0.48	0.46

Less dividends from:
Net investment income	(0.28)		(0.55)	(0.54)	(0.53)	(0.56)	(0.57)
Change in net asset value	(0.14)		(0.15)	(0.03)	(0.15)	(0.08)	(0.11)
NET ASSET VALUE, end of period	$12.99		$13.13	$13.28	$13.31	$13.46	$13.54

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	1.05		3.06	3.90	2.90	3.61	3.49
Ratios to average net assets:
Net investment income (loss) (%)	4.22	(b)	4.16	4.07	3.98	4.12	4.23
Expenses, after expense reductions (%)	0.65	(b)	0.67	0.67	0.67	0.67	0.62
Expenses, after expense reductions and net of custody credits (%)	0.65	(b)	0.67	0.67	0.67	0.67	0.62
Expenses, before expense reductions (%)	0.66	(b)	0.73	0.75	0.77	0.75	0.80
Portfolio turnover rate (%)	6.87		22.55	18.95	20.06	11.81	15.13
Net assets at end of period (thousands)	$159,318		$125,890	$89,589	$52,037	$33,079	$19,333

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-202, CLASS C – 885-215-780, CLASS I – 885-215-673

NASDAQ SYMBOLS: CLASS A – THIMX, CLASS C – THMCX, CLASS I – THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.46%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA) (ETM)	Aaa/AAA	$800,000	$816,936
Lauderdale County & Florence City Health Care Authority, 5.75% due 7/1/2013 (Coffee Health; Insured: MBIA)	Aaa/AAA	1,600,000	1,667,312

ALASKA — 0.58%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	A1/A+	2,470,000	2,592,586
Anchorage GO, 6.00% due 10/1/2012 (Insured: FGIC)	Aa3/AA	500,000	541,240

ARIZONA — 1.00%
Phoenix Civic Improvement Corp., 5 .00% due 7/1/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,089,130
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	Baa3/NR	2,675,000	2,730,158
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	Aa3/AA-	500,000	456,980
Tucson GO, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	507,224
Tucson GO, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	660,625

ARKANSAS — 0.45%
Jefferson County Hospital Improvement, 5.75% due 6/1/2012 (Jefferson Hospital Association)	NR/A	1,135,000	1,202,578
Jefferson County Hospital Improvement, 5.75% due 6/1/2013 (Jefferson Hospital Association)	NR/A	1,200,000	1,264,728

CALIFORNIA — 3.17%
California HFA, 9.875% due 2/1/2017	Aa2/AA-	675,000	694,393
California State GO, 5.50% due 3/1/2027	A1/A+	2,000,000	2,075,760
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	2,000,000	2,157,680
Castaic Lake Water Agency COP, 5.00% due 8/1/2025 (Insured: MBIA)	Aaa/AAA	2,000,000	2,014,780
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,129,800
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,219,201
Los Angeles Regional Airport Improvement Corp., 5 .00% due 1/1/2017 (LAX Fuel Corp.; Insured: FSA) (AMT)	Aaa/AAA	1,120,000	1,155,504
Redwood City Redevelopment Project, 0% due 7/15/2023 (Insured: AMBAC)	Aaa/AAA	2,060,000	890,703
San Jose USD COP, 5.00% due 6/1/2021 (Insured: FGIC)	Baa3/A+	1,580,000	1,601,298
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	3,000,000	1,710,900
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: FGIC)	A2/A	1,535,000	574,596
Washington USD, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	Aaa/AAA	2,010,000	2,041,336

COLORADO — 4.24%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,084,200
Adams County Communication Center COP, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,325,062
Arvada IDRB, 5.60% due 12/1/2012 (Wanco Inc .; LOC: US Bank N .A.) (AMT)	NR/NR	450,000	450,567
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,059,940
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA+	3,995,000	4,145,691
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: XLCA)	A3/A	1,475,000	1,537,688
Colorado Educational & Cultural Facilities, 6.00% due 4/1/2021 (Cherry Creek Charter School)	Baa2/NR	500,000	501,085
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: FSA) (AMT)	Aaa/NR	2,555,000	2,409,033
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	596,355

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	$2,220,000	$1,793,693
Murphy Creek Metropolitan District GO, 6.00% due 12/1/2026	NR/NR	2,000,000	1,630,480
North Range Metropolitan District GO, 5.00% due 12/15/2021	NR/NR	1,500,000	1,337,820
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA) (ETM)	Aaa/AAA	1,005,000	939,896
Plaza Metropolitan District Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,599,800
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	NR/AAA	1,370,000	1,660,180

DELAWARE — 0.28%
Delaware State HFA, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,500,000	1,535,295

DISTRICT OF COLUMBIA — 2.25%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC) Aaa/AAA	1,000,000	1,080,460
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	A2/A	2,000,000	2,148,400
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	A2/A	3,900,000	3,985,137
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	A2/A	1,000,000	1,003,110
District of Columbia GO, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,429,690
District of Columbia Hospital, 5.375% due 8/15/2015 (Medlantic Healthcare) (ETM)	Aaa/AAA	600,000	613,320

FLORIDA — 11.25%
Broward County HFA Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	385,000	394,687
Broward County Resource Recovery, 5.50% due 12/1/2008 (Wheelabrator South)	A3/AA	500,000	511,080
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,049,890
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	1,000,000	1,043,280
Collier County HFA Multi Family A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	Aaa/NR	1,000,000	1,050,910
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	220,000	232,659
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	870,000	872,366
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,012,760
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	Aaa/NR	560,000	589,361
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,664,013
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,063,637
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,542,067
Florida Housing Finance Corp., 5 .40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club Apartments; Insured: MBIA)	Aaa/NR	415,000	452,429
Florida Housing Finance Corp. Homeowner Mortgage, 4.80% due 1/1/2016	Aa1/AA+	275,000	283,222
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: MBIA) (1)	Aaa/AAA	2,235,000	2,268,793
Florida State Board of Education Series B, 4.75% due 6/1/2021	Aa1/AAA	1,000,000	1,000,560
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,186,621
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,341,366
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	A1/AA-	1,000,000	1,062,940
Grand Haven Community Development District Florida Special Assessment, 6.90% due 5/1/2019	NR/NR	270,000	271,102
Greater Orlando Aviation Authority, 5.25% due 10/1/2017 (Insured: FSA) (AMT)	Aaa/AAA	5,000,000	5,145,050
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,100,000	1,106,171
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,000,000	1,005,610
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	A3/A+	1,000,000	1,057,510
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	1,000,000	1,015,410

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hillsborough County IDA PCR, 5.65% due 5/15/2018 (Tampa Electric)	Baa2/BBB-	$2,000,000	$1,999,540
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: XLCA)	A3/A-	3,000,000	3,086,400
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	NR/NR	1,000,000	1,050,070
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,012,350
Manatee County Florida, 5.00% due 10/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,071,810
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	A2/NR	1,000,000	985,810
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	Aaa/AAA	3,035,000	3,157,007
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	645,000	677,566
Miami GO, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,080,330
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	440,000	498,533
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/AA	1,000,000	1,017,140
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	280,000	310,509
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/2010 (Adventist Health Systems)	A1/NR	1,000,000	1,104,270
Orange County School Board COP, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,597,838
Orange County School Board COP, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	812,829
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,668,021
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	Aa3/AA-	1,500,000	1,503,255
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,000,000	1,049,460
Tampa Health Systems, 5.50% due 11/15/2013 (Baycare Health Group; Insured: MBIA)	Aaa/AAA	1,050,000	1,156,176
University of Central Florida COP Convocation Corp., 5 .00% due 10/1/2019 (Insured: FGIC)	Baa3/NR	1,135,000	1,161,355

GEORGIA — 1.22%
Atlanta Airport Revenue Series B, 6.00% due 1/1/2018 (Insured: FGIC) (AMT)	A1/A+	1,000,000	1,026,990
Atlanta Tax Allocation, 5.00% due 12/1/2015 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	4,120,000	4,419,030
Georgia Municipal Electric Power Authority, 10.00% due 1/1/2010	A1/A+	230,000	258,789
Main Street Natural Gas Inc., 5 .50% due 9/15/2022	A1/A+	1,000,000	938,310

HAWAII — 0.40%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: MBIA)	Aaa/AAA	2,000,000	2,166,720

IDAHO — 0.38%
Boise City IDRB Corp., 5 .00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,042,060

ILLINOIS — 9.03%
Champaign County Community School District GO, 0% due 1/1/2011 pre-refunded 1/1/2010 (Insured: FGIC)	Baa3/AA-	800,000	724,272
Chicago Board of Education Series D3, 9.00% due 3/1/2034 put 4/25/2008 (Auction Rate Bond)	A1/AA-	5,000,000	5,000,000
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aaa/NR	3,020,000	3,044,341
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,214,029
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,567,875
Chicago Tax Increment Allocation, 6.50% due 12/1/2008 (Sub Central Loop Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,528,800
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,294,643
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aa2/AA	500,000	503,855
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	998,900
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	Aaa/AAA	2,860,000	3,088,943
Illinois DFA Community Rehab Providers, 5.90% due 7/1/2009	NR/BBB	325,000	328,413
Illinois Educational Facilities Authority, 5.50% due 5/15/2018 (Midwestern State University; Insured: ACA) NR/NR	1,500,000	1,454,640
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum)	A2/A	1,160,000	1,188,722
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: XLCA)	A3/A	1,000,000	1,012,590
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/AA	1,220,000	1,142,127
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	1,370,000	1,494,067

Certified Semi Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA) (ETM)	Aaa/AAA	$230,000	$258,304
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	1,080,000	1,194,685
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare)	A2/A	1,250,000	1,339,787
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	Aaa/NR	905,000	941,969
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital; Insured: AMBAC)	Aaa/AAA	1,900,000	2,018,218
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,111,121
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,400,000	2,420,472
Sherman Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,170,000	1,223,633
Sherman Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,600,000	1,662,704
Southern Illinois University, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,121,945
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: FSA)	NR/AAA	2,975,000	1,205,351
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: FGIC)	A3/NR	1,205,000	1,757,854
University of Illinois, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,255,544
University of Illinois, 5.25% due 1/15/2018 (UIC South Campus Development; Insured: FGIC)	A1/AA-	1,205,000	1,284,638
Will & Kendall Counties Community School District GO, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,053,210
Will County Community School District GO, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,681,850

INDIANA — 5.93%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	922,772
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,418,211
Allen County Jail Building Corp., 5 .00% due 4/1/2018 (Insured: XLCA)	Aa3/NR	2,495,000	2,611,317
Allen County Redevelopment District Tax, 5.00% due 11/15/2018	A3/NR	1,560,000	1,616,285
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Baa3/A+	1,000,000	1,093,300
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,225,411
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,028,480
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,618,353
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,042,726
East Chicago Elementary School Building First Mortgage, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	95,000	95,794
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	A3/AA	1,025,000	1,080,678
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: Assured Guaranty)	Aaa/NR	2,290,000	2,334,082
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	937,268
Huntington Economic Development, 6.40% due 5/1/2015 (United Methodist Memorial)	NR/NR	1,000,000	1,011,540
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	Aaa/AAA	2,000,000	2,093,280
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	A3/AAA	575,000	585,086
Indiana State Educational Facilities Authority, 5.65% due 10/1/2015 pre-refunded 10/01/2009 (University of Indianapolis)	NR/A-	1,065,000	1,101,167
Indiana State Educational Facilities Authority, 5.70% due 10/1/2016 pre-refunded 10/01/2009 (University of Indianapolis)	NR/A-	1,025,000	1,059,963
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/NR	740,000	717,992
Lawrence Multifamily Redevelopment Authority, 5.40% due 6/1/2024 put 1/1/2018 (Pinnacle Apartments; Collateralized: FNMA)	NR/AAA	1,500,000	1,500,540
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	NR/A+	1,000,000	1,021,670
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	NR/A+	1,000,000	997,200
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	963,590
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012 (1)	NR/AA	1,200,000	1,323,624
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Baa3/AA	1,685,000	1,858,471

IOWA — 1.77%
Coralville COP, 5.25% due 6/1/2022	A2/NR	2,980,000	3,029,230
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: FSA)	Aaa/AAA	1,000,000	1,071,720
Iowa Finance Authority, 6.00% due 7/1/2013 (Genesis Medical Center)	A1/NR	1,000,000	1,037,530
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	Aa2/AA	1,250,000	1,314,037

22    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Iowa Finance Authority, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services)	Aa3/NR	$1,000,000	$1,087,640
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	Aa2/AA	2,000,000	2,099,180

KANSAS — 1.65%
Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	A3/A	2,400,000	2,397,408
Olathe Tax Increment Special Obligation, 5.45% due 9/1/2022 (West Village Center)	NR/NR	1,155,000	1,053,637
Wichita Hospital Revenue, 6.75% due 11/15/2019 (Via Christi Health System)	NR/A+	4,200,000	4,408,656
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: FGIC)	A3/NR	1,030,000	1,107,044

KENTUCKY — 1.15%
Kentucky EDA Series B, 0% due 10/1/2024 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	3,000,000	1,188,720
Kentucky Finance EDA, 5.85% due 10/1/2015 pre-refunded 10/1/2013 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	1,335,000	1,535,357
Kentucky Finance EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	2,665,000	2,959,029
Wilmore Housing Facilities, 5.55% due 7/1/2013 (Wesley Methodist Village; LOC: Allied Irish Bank plc)	NR/NR	530,000	542,646

LOUISIANA — 2.51%
Jefferson Sales Tax District, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,629,691
Louisiana Public Facilities Authority, 5.00% due 7/1/2021 (Archdiocese of New Orleans; Insured: CIFG)	A1/A+	980,000	979,922
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	A1/A+	1,500,000	1,471,425
Louisiana Public Facilities Authority, 5.00% due 7/1/2023 (Archdiocese of New Orleans; Insured: CIFG)	A1/A+	1,000,000	983,170
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	3,000,000	3,049,410
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: FSA)	NR/AAA	1,000,000	1,040,170
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: FSA)	NR/AAA	2,000,000	2,107,500
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2019 (Insured: CIFG)	NR/A+	1,300,000	1,359,605
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2020 (Insured: CIFG)	NR/A+	1,000,000	1,034,840

MASSACHUSETTS — 0.28%
Massachusetts Housing Finance Agency, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	521,422
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	975,650

MICHIGAN — 4.05%
Grand Valley Michigan State University, 8.00% due 12/1/2033 put 4/7/2008 (Insured: AMBAC) (weekly demand notes)	Aaa/AAA	5,000,000	5,000,000
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	Aaa/AAA	650,000	760,234
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: MBIA)	Aaa/AAA	840,000	929,048
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,014,829
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,675,228
Michigan State Building Authority, 0% due 10/15/2025 (Insured: FGIC)	A1/A+	6,000,000	2,201,520
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A1/A+	2,140,000	2,120,804
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A2/A	3,650,000	3,538,784
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,030,180
Northern Michigan University, 8.50% due 6/1/2031 put 4/1/2008 (Insured: FGIC) (daily demand notes)	A2/AAA	2,020,000	2,020,000
Southfield Economic Development Corp., 7 .25% due 12/1/2010 (N.W. 12 LP Transcon Builders)	NR/NR	750,000	738,578

MINNESOTA — 0.69%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,044,730
Southern Minnesota Municipal Power Agency, 5.75% due 1/1/2018 pre-refunded to various dates
(Insured: MBIA)	Aaa/AAA	700,000	758,632
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	Baa1/BBB	1,965,000	1,930,337

Certified Semi Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 1.79%
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	$1,935,000	$1,794,964
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: FSA)	Aaa/AAA	2,500,000	2,525,650
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: XLCA)	A3/A-	920,000	928,344
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: XLCA)	A3/A-	1,000,000	988,740
Mississippi Higher Educational Authority, 7.50% due 9/1/2009 (Guaranty: Student Loans) (AMT)	A2/NR	1,500,000	1,504,560
Mississippi Hospital Equipment & Facilities, 5.25% due 8/1/2026 (Delta Regional Medical Center; Insured: MBIA/FHA)	Aaa/AAA	2,000,000	2,013,900

MISSOURI — 1.80%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	600,000	605,280
Missouri Development Finance Board, 5.40% due 11/1/2018 (Lutheran Home for the Aged; LOC: Commerce Bank)	Aa2/NR	2,025,000	2,058,473
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	NR/A+	1,000,000	1,014,480
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	NR/A+	2,000,000	2,002,880
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	NR/A+	2,000,000	1,933,120
Springfield Public Utilities, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,188,720

MONTANA — 0.25%
Montana Facilities Financing Authority, 5.00% due 1/1/2022 (St. Luke Community Healthcare)	Aa3/NR	1,345,000	1,347,730

NEBRASKA — 0.39%

Madison County Hospital Authority, 5.50% due 7/1/2014 (Faith Regional Health Services; Insured: Radian)	NR/AA	845,000	877,634
University of Nebraska, 5.00% due 5/15/2022 (Omaha Health) (2)	Aa2/AA-	1,200,000	1,249,284

NEVADA — 0.82%
Las Vegas Special Improvement District, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,125,000	1,152,146
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S . Bank NA)	NR/NR	1,000,000	976,380
Washoe County Reno Sparks GO, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,352,636

NEW HAMPSHIRE — 1.65%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian ACA)	Baa3/AA	4,990,000	3,287,462
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	NR/A-	1,000,000	988,520
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	Baa1/BBB-	1,000,000	1,014,210
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	A3/BBB+	3,500,000	3,678,360

NEW JERSEY — 0.28%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	180,000	180,591
New Jersey EDA School Facilities Construction, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,350,067

NEW MEXICO — 0.83%
Albuquerque Airport, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,004,950
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp .)	NR/A+	2,000,000	2,063,780
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,515,000	1,431,054

NEW YORK — 0.77%
Nassau Health Care Corp., 6 .00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,130,000	1,213,236

24    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York City IDA, 5.00% due 6/1/2010 (Lycee Francais De New York; Insured: ACA)	Baa1/BBB	$1,175,000	$1,192,919
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	881,090
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	Aa1/NR	850,000	918,170

NORTH CAROLINA — 1.00%
Charlotte-Mecklenberg Hospital Authority, 5.00% due 1/15/2022	Aa3/AA-	2,000,000	2,006,900
Franklin County COP, 5.00% due 9/1/2022 (Insured: MBIA)	Aaa/AAA	1,500,000	1,541,910
North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026	Aa2/AA	800,000	824,856
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,081,600

NORTH DAKOTA — 0.39%
North Dakota State Housing Finance Agency, 5.20% due 7/1/2022 (AMT)	Aa1/NR	1,000,000	993,950
North Dakota State Housing Finance Agency, 5.70% due 7/1/2030 (AMT)	Aa1/NR	170,000	171,656
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	NR/BBB+	1,000,000	966,780

OHIO — 2.75%
Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,020,000
Central Ohio Solid Waste Authority GO, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,579,614
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,160,000	1,216,086
Deerfield Township Tax Increment, 5.00% due 12/1/2025	A3/NR	1,000,000	943,870
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	Aaa/NR	605,000	606,543
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/NR	1,500,000	1,651,590
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	A1/AA-	1,435,000	1,513,566
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities; Insured: MBIA)	Aaa/AAA	2,000,000	2,241,860
North Ridgeville Economic Development, 0% due 2/1/2015 (Lake Ridge Nursing Home; Collateralized: FHA)	NR/AAA	265,000	154,455
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	2,200,000	2,336,994
Reynoldsburg Health Care Facilities Bonds, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	695,000	710,547

OKLAHOMA — 2.27%
Alva Hospital Authority Hospital Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,516,498
Comanche County Hospital Authority, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,401,162
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	1,014,441
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	1,014,390
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,218,695
Oklahoma DFA Hospital Association Pooled Hospital, 5.40% due 6/1/2013 pre-refunded 12/1/2010 (Integris Health; Insured: AMBAC)	Aaa/AAA	825,000	894,333
Tulsa IDA, 5.00% due 12/15/2015 (St. Francis Health Systems)	Aa2/AA	750,000	799,425
Tulsa IDA, 6.00% due 10/1/2016 (University of Tulsa; Insured: MBIA)	Aaa/AAA	1,250,000	1,394,350
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	Aa2/AA	1,130,000	1,119,819

OREGON — 0.43%
Forest Grove Campus Improvement, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Pacific University; Insured: Radian)	NR/AA	800,000	859,688
Oregon State Housing & Community Services Department Single Family Mortgage Program, 5.35% due 7/1/2018 (AMT)	Aa2/NR	525,000	535,815
Portland Housing Authority, 4.75% due 5/1/2022 (Yards Union Station) (AMT)	Aa2/NR	1,000,000	945,190

Certified Semi Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
PENNSYLVANIA — 1.68%
Allegheny County Hospital Development, 6.50% due 5/1/2012 pre-refunded 5/1/2010 (South Hills Health Systems)	Baa1/NR	$1,400,000	$1,513,554
Carbon County IDA, 6.65% due 5/1/2010 (Panther Creek Partners)	NR/BBB-	4,230,000	4,296,919
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	829,512
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	Aa3/NR	795,000	611,999
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	Aa3/NR	800,000	577,680
Pennsylvania Higher Education Facilities Authority, 5.60% due 11/15/2009 (Allegheny United Hospitals; Insured: MBIA)	Aaa/AAA	500,000	499,965
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	825,170

RHODE ISLAND — 0.66%
Rhode Island Health & Education Building Corp., 5 .00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/AA	1,065,000	1,121,616
Rhode Island Health & Education Building Corp., 6 .00% due 8/1/2014 (Roger Williams Realty; Credit Support: FHA)	NR/AA	1,000,000	1,050,520
Rhode Island Health & Education Building Corp. Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,325,000	1,403,294

SOUTH CAROLINA — 3.33%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,011,040
Charleston Educational Excellence Financing Corp., 5 .25% due 12/1/2020 (Charleston County School District)	A1/AA-	1,855,000	1,921,242
Greenwood School Facilities, Inc., 5 .00% due 12/1/2025 (Greenwood School District 50; Insured: Assured Guaranty)	Aaa/AAA	2,400,000	2,444,064
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,035,640
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,733,167
Scago Educational Facilities Corp., 5 .00% due 12/1/2017 (Colleton School District; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,075,160
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,900,564
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,041,740
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023	Aa1/NR	1,000,000	993,710
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aaa/AAA	2,855,000	2,965,945

TENNESSEE — 2.02%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	NR/AAA	1,975,000	2,070,768
Tennessee Energy Acquisition Corp., 5 .00% due 2/1/2023	Aa3/AA-	2,500,000	2,300,300
Tennessee Energy Acquisition Corp., 5 .25% due 9/1/2023	Aa3/AA-	7,000,000	6,603,940

TEXAS — 14.90%
Bexar County Health Facilities Development Corp., 6 .125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/BBB	1,250,000	1,419,475
Bexar County Health Facilities Development Corp., 5 .00% due 7/1/2027 (Army Retirement Residence)	NR/BBB	1,000,000	908,940
Bexar County Housing Finance Corp., 5 .40% due 8/1/2012 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Aaa/NR	755,000	785,895
Bexar County Housing Finance Corp., 5 .875% due 4/1/2014 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	975,000	1,019,411
Bexar County Housing Finance Corp., 5 .50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	600,000	619,920
Bexar County Housing Finance Corp., 6 .125% due 4/1/2020 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	1,000,000	1,023,970

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp., 5 .95% due 8/1/2020 (Dymaxion & Marrach Park Apartments; Insured: MBIA)	Aaa/NR	$1,270,000	$1,326,185
Bexar County Housing Finance Corp., 5 .70% due 1/1/2021 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	1,035,000	1,052,440
Bexar County Housing Finance Corp., 6 .50% due 12/1/2021 (American Opportunity Housing- Waterford)	Baa2/NR	2,000,000	2,048,200
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: XLCA)	A3/A	1,300,000	1,327,261
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: XLCA)	A3/A	2,300,000	2,336,846
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,458,708
Carroll ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	303,014
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,580
Coppell ISD GO, 0% due 8/15/2013 (Insured: PSF-GTD)	NR/AAA	1,495,000	1,148,040
Coppell ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2009 (Insured: PSF-GTD)	NR/AAA	3,505,000	2,713,150
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	2,102,067
Duncanville ISD GO, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	10,396
El Paso ISD GO, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,346,200
El Paso ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,107,350
Ennis ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,383,493
Ennis ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	702,202
Ennis ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,314,388
Ennis ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	666,899
Ennis ISD GO, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,251,064
Ennis ISD GO, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	632,674
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	NR/BBB	1,320,000	1,387,531
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	5,082,493
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,139,776
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	2,055,000	2,057,363
Mesquite ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/AAA	1,100,000	928,576
Mesquite ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	320,000	265,747
Midlothian ISD GO, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	442,755
Midlothian ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	439,055
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	771,302
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	522,975
Richardson Improvement GO, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,273,378
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,102,480
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/BBB-	675,000	686,144
San Antonio Hotel Occupancy, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,650,000	1,667,655
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	A2/A	1,775,000	2,016,294
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt)	A1/NR	3,500,000	3,895,465
Tarrant County Limited Tax GO, 5.00% due 7/15/2023	Aaa/AAA	1,000,000	1,039,090
Texarkana Health Facilities, 5.75% due 10/1/2011 (Wadely Regional Medical Center; Insured: MBIA)	Aaa/AAA	2,500,000	2,722,475
Texas City Industrial Development Corp., 7 .375% due 10/1/2020 (Arco Pipe Line Company)	Aa1/AA+	2,450,000	3,084,721
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Charter School; Insured: ACA)	NR/BBB-	3,100,000	2,676,385
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,074,920
Travis County Health Facilities Development Corp., 5 .75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,420
Travis County Health Facilities Development Corp., 6 .25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health; Insured: MBIA)	Aaa/AAA	3,000,000	3,226,500
Upper Trinity Regional Water District Treated Water Supply Systems, 7.125% due 8/1/2008 (Insured: FGIC)	A3/A	305,000	309,840
Waco Health Facilities Development Corp., 6 .00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	870,000	933,258
Waco Health Facilities Development Corp., 6 .00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	1,050,000	1,126,346

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
UTAH — 0.40%
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	$1,000,000	$1,096,430
Utah Housing Finance Authority, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	409,613
Utah Housing Finance Authority SFMR, 5.85% due 7/1/2015 (Credit Support: FHA)	Aaa/AA	40,000	41,033
Utah State Board of Regents Auxiliary, 5.25% due 5/1/2013	NR/AA	595,000	640,077

VIRGINIA — 2.45%
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,644,795
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,743,483
Alexandria IDRB Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,188,220
Amelia County IDA, 4.90% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT) (2)	NR/BBB	2,000,000	1,996,240
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,050,650
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,590
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,635,000	1,716,112
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,214,199

WASHINGTON — 3.37%
Port Longview Industrial Development Corp. Solid Waste Disposal, 6.875% due 10/1/2008 (Weyerhaeuser Co.) (AMT)	NR/BBB	1,500,000	1,521,210
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,900,000	2,048,295
Vancouver Downtown Redevelopment Authority, 5.50% due 1/1/2018 (Conference Center; Insured: ACA)	NR/NR	3,500,000	3,427,375
Washington Health Care Facilities, 4.50% due 12/1/2008 (Kadlec Medical Center; Insured: Assured Guaranty)	Aaa/AAA	1,200,000	1,218,780
Washington Health Care Facilities, 5.50% due 12/1/2010 pre-refunded 12/1/2009 (Providence Services; Insured: MBIA)	Aaa/AAA	2,690,000	2,865,200
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,735,000	1,854,472
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,945,000	2,075,548
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/AA	500,000	514,940
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/AA	1,000,000	1,020,760
Washington Public Power Supply, 0% due 7/1/2010	Aaa/AA-	960,000	902,179
Washington Public Power Supply, 0% due 7/1/2011	Aaa/AA-	1,000,000	902,540

WEST VIRGINIA — 0.29%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	Aaa/AAA	1,530,000	1,575,701

WISCONSIN — 0.57%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/AA	1,000,000	1,025,640
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,043,915

TOTAL INVESTMENTS — 97.83% (COST $525,094,233)			$532,276,988

OTHER ASSETS LESS LIABILITIES — 2.17%			11,804,805

NET ASSETS — 100.00%			$544,081,793

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SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Footnote Legend

† Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(1) Segregated as collateral for a when-issued security.

(2) When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GTD	Guaranteed
HFA	Health Facilities Authority
HUD	Department of Housing and Urban Development
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

Certified Semi-Annual Report    29

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$1,008.90	$4.84
Hypothetical*	$1,000.00	$1,020.18	$4.87
Class C Shares
Actual	$1,000.00	$1,007.50	$6.22
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,010.50	$3.26
Hypothetical*	$1,000.00	$1,021.76	$3.28

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; C: 1.24%; and I: 0.65%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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OTHER INFORMATION

Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY

PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    31

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

32    This page is not part of the Semi-Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2 , even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of this Semi-Annual Report     33

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value .

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of this Semi-Annual Report     35

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:
Thornburg Investment Management® 800.847.0200
Distributor: Thornburg Securities Corporation® 800.847.0200

TH172

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Thornburg Intermediate Municipal Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

4    Certified Semi-Annual Report

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the Class I shares decreased by 14 cents per share to $12.99 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 27.7 cents per share. If you reinvested your dividends, you received 27.9 cents per share.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family.

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their portfolios to hold more assets denominated in currencies other than the dollar. Dollar-denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

6    Certified Semi-Annual Report

On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

% of portfolio maturing			Cumulative % maturing
2 years	=	12.4%	Year 2	=	12.4%
2 to 4 years	=	13.7%	Year 4	=	26.1%
4 to 6 years	=	10.0%	Year 6	=	36.1%
6 to 8 years	=	11.0%	Year 8	=	47.1%
8 to 10 years	=	12.7%	Year 10	=	59.8%
10 to 12 years	=	12.0%	Year 12	=	71.8%
12 to 14 years	=	11.5%	Year 14	=	83.3%
14 to 16 years	=	9.2%	Year 16	=	92.5%
16 to 18 years	=	1.8%	Year 18	=	94.3%
Over 18 years	=	5.7%	Over 18 years	=	100.0%

			Percentages can and do vary. Data as of 3/31/08.

The Class I shares of your Fund produced a total return of 1.05% over the six-months ended March 31, 2008, compared to a 2.25% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the six-month period, shorter bonds have outperformed longer bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, with roughly 10% of the portfolio maturing in each two year period of the ladder, so a significant portion of the ladder extends past the 12-year maximum in the Index. Since longer bonds generally underperformed compared to bonds in the range of 7 to 12 years, the Fund underperformed the Index.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of 353 municipal obligations from 45 states. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields. We also slightly extended the portfolio’s sensitivity to interest rates. At September 30, 2007, the Fund’s ladder had an average maturity of 8.12 years and duration of 4.68 years. As the yield curve steepened, we invested further out on the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 8.13 and duration of 4.85 years.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point, bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

State tax revenues have slowed, putting a damper on state budgets. Historically this corresponds with periods of increased municipal bond supply as states and localities borrow to fund expenditures. Other sectors of the municipal

Certified Semi-Annual Report    7

Letter to Shareholders

Continued

bond market are moving sideways, with a mixture of credit rating upgrades and downgrades. While the current trend is positive, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We did add marginally to the Fund’s exposure to lower investment grade bonds recently, but we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 82% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $525,094,233) (Note 2)	$532,276,988
Cash	4,051,550
Receivable for investments sold	3,540,000
Receivable for fund shares sold	1,750,114
Interest receivable	7,531,026
Prepaid expenses and other assets	26,146

Total Assets	549,175,824

LIABILITIES
Payable for securities purchased	3,238,424
Payable for fund shares redeemed	749,126
Payable to investment advisor and other affiliates (Note 3)	367,118
Accounts payable and accrued expenses	126,237
Dividends payable	613,126

Total Liabilities	5,094,031

NET ASSETS	$544,081,793

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(4,864)
Net unrealized appreciation on investments	7,182,755
Accumulated net realized gain (loss)	(8,710,306)
Net capital paid in on shares of beneficial interest	545,614,208

$544,081,793

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($329,086,508 applicable to 25,300,566 shares of beneficial interest outstanding – Note 4)	$13.01
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.28

Class C Shares:
Net asset value and offering price per share * ($55,677,336 applicable to 4,275,152 shares of beneficial interest outstanding – Note 4)	$13.02

Class I Shares:
Net asset value, offering and redemption price per share ($159,317,949 applicable to 12,265,217 shares of beneficial interest outstanding – Note 4)	$12.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENT OF OPERATIONS
Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $726,336)	$12,988,565

EXPENSES:
Investment advisory fees (Note 3)	1,325,594
Administration fees (Note 3)
Class A Shares	208,047
Class C Shares	34,043
Class I Shares	36,563
Distribution and service fees (Note 3)
Class A Shares	416,095
Class C Shares	273,023
Transfer agent fees
Class A Shares	62,450
Class C Shares	12,987
Class I Shares	35,425
Registration and filing fees
Class A Shares	11,878
Class C Shares	9,817
Class I Shares	9,108
Custodian fees (Note 3)	69,635
Professional fees	22,536
Accounting fees	8,880
Trustee fees	3,660
Other expenses	31,252

Total Expenses	2,570,993
Less:
Expenses reimbursed by investment advisor (Note 3)	(35,377)
Distribution fees waived (Note 3)	(109,209)
Fees paid indirectly (Note 3)	(10,415)

Net Expenses	2,415,992

Net Investment Income	10,572,573

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	255,431
Net change in unrealized appreciation (depreciation) of investments	(6,113,970)

Net Realized and Unrealized Loss	(5,858,539)

Net Increase in Net Assets Resulting From Operations	$4,714,034

See notes to financial statements.

10    Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$10,572,573	$19,690,998
Net realized gain on investments	255,431	563,541
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,113,970)	(6,072,467)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,714,034	14,182,072

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,497,528)	(13,591,786)
Class C Shares	(988,034)	(1,928,153)
Class I Shares	(3,087,011)	(4,171,059)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,070,342)	(28,841,157)
Class C Shares	2,376,900	(1,015,192)
Class I Shares	35,053,982	37,157,553

Net Increase in Net Assets	30,502,001	1,792,278

NET ASSETS:
Beginning of period	513,579,792	511,787,514

End of period	$544,081,793	$513,579,792

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    11

NOTES TO FINANCIAL STATEMENTS
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $31,102 for Class C shares and $4,275 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $1,547 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $716 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $109,209 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $10,415. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,056,413	$27,074,342	2,977,070	$39,306,041
Shares issued to shareholders in reinvestment of dividends	307,447	4,019,269	616,657	8,138,336
Shares repurchased	(2,450,492)	(32,163,953)	(5,785,000)	(76,285,534)

Net Increase (Decrease)	(86,632)	$(1,070,342)	(2,191,273)	$(28,841,157)

Class C Shares
Shares sold	460,476	$6,046,770	698,647	$9,209,025
Shares issued to shareholders in reinvestment of dividends	49,137	643,108	96,425	1,274,036
Shares repurchased	(327,916)	(4,312,978)	(870,144)	(11,498,253)

Net Increase (Decrease)	181,697	$2,376,900	(75,072)	$(1,015,192)

Class I Shares
Shares sold	4,154,455	$54,605,753	4,284,001	$56,206,181
Shares issued to shareholders in reinvestment of dividends	153,321	2,000,810	217,243	2,861,145
Shares repurchased	(1,630,533)	(21,552,581)	(1,660,657)	(21,909,773)

Net Increase (Decrease)	2,677,243	$35,053,982	2,840,587	$37,157,553

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $60,779,363 and $34,946,420, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$525,091,762

Gross unrealized appreciation on a tax basis	$13,893,541
Gross unrealized depreciation on a tax basis	(6,708,315)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,185,226

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such losses include losses from the merger of the Thornburg Florida Intermediate Municipal Fund. Utilization of these losses may be subject to limitations from the IRS regulations. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$2,244,545
2009	2,374,508
2011	11,597
2012	4,297,982
2013	39,577

$8,968,209

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.13		$13.28	$13.31	$13.46	$13.54	$13.65
Income from investment operations:
Net investment income (loss)	0.28		0.55	0.54	0.53	0.56	0.57
Net realized and unrealized gain (loss) on investments	(0.14)		(0.15)	(0.03)	(0.15)	(0.08)	(0.11)
Total from investment operations	0.14		0.40	0.51	0.38	0.48	0.46
Less dividends from:
Net investment income	(0.28)		(0.55)	(0.54)	(0.53)	(0.56)	(0.57)
Change in net asset value	(0.14)		(0.15)	(0.03)	(0.15)	(0.08)	(0.11)

NET ASSET VALUE, end of period	$12.99		$13.13	$13.28	$13.31	$13.46	$13.54

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	1.05		3.06	3.90	2.90	3.61	3.49
Ratios to average net assets:
Net investment income (loss) (%)	4.22	(b)	4.16	4.07	3.98	4.12	4.23
Expenses, after expense reductions (%)	0.65	(b)	0.67	0.67	0.67	0.67	0.62
Expenses, after expense reductions and net of custody credits (%)	0.65	(b)	0.67	0.67	0.67	0.67	0.62
Expenses, before expense reductions (%)	0.66	(b)	0.73	0.75	0.77	0.75	0.80

Portfolio turnover rate (%)	6.87		22.55	18.95	20.06	11.81	15.13

Net assets at end of period (thousands)	$159,318		$125,890	$89,589	$52,037	$33,079	$19,333

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-202, CLASS C – 885-215-780, CLASS I – 885-215-673

NASDAQ SYMBOLS: CLASS A – THIMX, CLASS C – THMCX, CLASS I – THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 0.46%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA) (ETM)	Aaa/AAA	$800,000	$816,936
Lauderdale County & Florence City Health Care Authority, 5.75% due 7/1/2013 (Coffee Health; Insured: MBIA)	Aaa/AAA	1,600,000	1,667,312

ALASKA — 0.58%
Alaska Municipal Bond Bank, 5.00% due 10/1/2017 (Insured: FGIC)	A1/A+	2,470,000	2,592,586
Anchorage GO, 6.00% due 10/1/2012 (Insured: FGIC)	Aa3/AA	500,000	541,240

ARIZONA — 1.00%
Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: MBIA)	Aaa/AAA	1,000,000	1,089,130
Pima County IDA, 6.70% due 7/1/2021 (Arizona Charter Schools)	Baa3/NR	2,675,000	2,730,158
Salt Verde Financial Corp. Gas Revenue, 5.25% due 12/1/2028	Aa3/AA-	500,000	456,980
Tucson GO, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	507,224
Tucson GO, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	660,625

ARKANSAS — 0.45%
Jefferson County Hospital Improvement, 5.75% due 6/1/2012 (Jefferson Hospital Association)	NR/A	1,135,000	1,202,578
Jefferson County Hospital Improvement, 5.75% due 6/1/2013 (Jefferson Hospital Association)	NR/A	1,200,000	1,264,728

CALIFORNIA — 3.17%
California HFA, 9.875% due 2/1/2017	Aa2/AA-	675,000	694,393
California State GO, 5.50% due 3/1/2027	A1/A+	2,000,000	2,075,760
California State Public Works Board Lease, 5.00% due 6/1/2017 (Regents of University of California; Insured: FGIC)	Aa2/AA-	2,000,000	2,157,680
Castaic Lake Water Agency COP, 5.00% due 8/1/2025 (Insured: MBIA)	Aaa/AAA	2,000,000	2,014,780
El Camino Hospital District, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,129,800
Golden West Schools Financing Authority, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,219,201
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: FSA) (AMT)	Aaa/AAA	1,120,000	1,155,504
Redwood City Redevelopment Project, 0% due 7/15/2023 (Insured: AMBAC)	Aaa/AAA	2,060,000	890,703
San Jose USD COP, 5.00% due 6/1/2021 (Insured: FGIC)	Baa3/A+	1,580,000	1,601,298
San Mateo USD GO, 0% due 9/1/2019 (Insured: FGIC)	Aa3/AA-	3,000,000	1,710,900
Victor Elementary School District GO, 0% due 8/1/2025 (Insured: FGIC)	A2/A	1,535,000	574,596
Washington USD, 5.00% due 8/1/2022 (New High School; Insured: AMBAC)	Aaa/AAA	2,010,000	2,041,336

COLORADO — 4.24%
Adams County, 5.00% due 8/1/2014 (Platte Valley Medical Center; Insured: FHA 242; MBIA)	NR/AAA	1,000,000	1,084,200
Adams County Communication Center COP, 5.75% due 12/1/2016	Baa1/NR	1,265,000	1,325,062
Arvada IDRB, 5.60% due 12/1/2012 (Wanco Inc.; LOC: US Bank N.A.) (AMT)	NR/NR	450,000	450,567
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,059,940
Central Platte Valley Metropolitan District, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/AA+	3,995,000	4,145,691
Colorado Educational & Cultural Facilities, 5.25% due 8/15/2019 (Peak to Peak Charter School; Insured: XLCA)	A3/A	1,475,000	1,537,688
Colorado Educational & Cultural Facilities, 6.00% due 4/1/2021 (Cherry Creek Charter School)	Baa2/NR	500,000	501,085
Denver City & County Housing Authority, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: FSA) (AMT)	Aaa/NR	2,555,000	2,409,033
El Paso County School District GO, 7.10% due 12/1/2013 (State Aid Withholding)	Aa3/AA-	500,000	596,355

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Madre Metropolitan District GO, 5.375% due 12/1/2026	NR/NR	$2,220,000	$1,793,693
Murphy Creek Metropolitan District GO, 6.00% due 12/1/2026	NR/NR	2,000,000	1,630,480
North Range Metropolitan District GO, 5.00% due 12/15/2021	NR/NR	1,500,000	1,337,820
Northwest Parkway Public Highway Authority Senior Convertible C, 0% due 6/15/2014 (Insured: FSA) (ETM)	Aaa/AAA	1,005,000	939,896
Plaza Metropolitan District Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,599,800
Southlands Metropolitan District GO, 7.00% due 12/1/2024 pre-refunded 12/1/2014	NR/AAA	1,370,000	1,660,180

DELAWARE — 0.28%
Delaware State HFA, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital; Insured: Radian)	NR/AA	1,500,000	1,535,295

DISTRICT OF COLUMBIA — 2.25%
District of Columbia Association of American Medical Colleges, 5.00% due 2/15/2017 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,080,460
District of Columbia COP, 5.25% due 1/1/2014 (Insured: FGIC)	A2/A	2,000,000	2,148,400
District of Columbia COP, 5.00% due 1/1/2020 (Insured: FGIC)	A2/A	3,900,000	3,985,137
District of Columbia COP, 5.00% due 1/1/2023 (Insured: FGIC)	A2/A	1,000,000	1,003,110
District of Columbia GO, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,429,690
District of Columbia Hospital, 5.375% due 8/15/2015 (Medlantic Healthcare) (ETM)	Aaa/AAA	600,000	613,320

FLORIDA — 11.25%
Broward County HFA Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apartments; Guaranty: Florida Housing Finance Corp.) (AMT)	NR/NR	385,000	394,687
Broward County Resource Recovery, 5.50% due 12/1/2008 (Wheelabrator South)	A3/AA	500,000	511,080
Broward County School Board COP, 5.00% due 7/1/2020 (Insured: FSA)	Aaa/AAA	1,000,000	1,049,890
Capital Trust Agency Multi Family Housing, 5.15% due 11/1/2030 put 11/1/2010 (Shadow Run; Collateralized: FNMA)	Aaa/NR	1,000,000	1,043,280
Collier County HFA Multi Family A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms; Collateralized: FNMA)	Aaa/NR	1,000,000	1,050,910
Crossings at Fleming Island Community Development, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	220,000	232,659
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	870,000	872,366
Escambia County HFA, 5.125% due 10/1/2014 (Baptist Hospital/Baptist Manor)	Baa1/BBB+	1,000,000	1,012,760
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan; Insured: AMBAC)	Aaa/NR	560,000	589,361
Flagler County School Board COP, 5.00% due 8/1/2020 (Insured: FSA)	Aaa/AAA	2,560,000	2,664,013
Florida Board of Education GO Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,063,637
Florida Board of Education GO Capital Outlay, 5.75% due 6/1/2018	Aa1/AAA	1,460,000	1,542,067
Florida Housing Finance Corp., 5.40% due 4/1/2014 pre-refunded 10/1/2010 (Augustine Club Apartments; Insured: MBIA)	Aaa/NR	415,000	452,429
Florida Housing Finance Corp. Homeowner Mortgage, 4.80% due 1/1/2016	Aa1/AA+	275,000	283,222
Florida Municipal Loan Council, 5.00% due 10/1/2024 (Insured: MBIA) (1)	Aaa/AAA	2,235,000	2,268,793
Florida State Board of Education Series B, 4.75% due 6/1/2021	Aa1/AAA	1,000,000	1,000,560
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment)	NR/AA+	2,090,000	2,186,621
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment)	NR/AA+	2,255,000	2,341,366
Florida State Department of Environmental Protection, 5.00% due 7/1/2017 (Florida Forever; Insured: FGIC)	A1/AA-	1,000,000	1,062,940
Grand Haven Community Development District Florida Special Assessment, 6.90% due 5/1/2019	NR/NR	270,000	271,102
Greater Orlando Aviation Authority, 5.25% due 10/1/2017 (Insured: FSA) (AMT)	Aaa/AAA	5,000,000	5,145,050
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,100,000	1,106,171
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health Hospital)	A1/A+	1,000,000	1,005,610
Hillsborough County Assessment Capacity, 5.00% due 3/1/2017 (Insured: FGIC)	A3/A+	1,000,000	1,057,510
Hillsborough County IDA PCR, 5.10% due 10/1/2013 (Tampa Electric Co.)	Baa2/BBB-	1,000,000	1,015,410

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hillsborough County IDA PCR, 5.65% due 5/15/2018 (Tampa Electric)	Baa2/BBB-	$2,000,000	$1,999,540
Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 (Insured: XLCA)	A3/A-	3,000,000	3,086,400
Jacksonville HFA Hospital, 5.75% due 8/15/2014 pre-refunded 8/15/2011	NR/NR	1,000,000	1,050,070
Jacksonville Water & Sewer District COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,012,350
Manatee County Florida, 5.00% due 10/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,071,810
Marion County Hospital District, 5.00% due 10/1/2022 (Munroe Regional Health)	A2/NR	1,000,000	985,810
Miami Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	Aaa/AAA	3,035,000	3,157,007
Miami Dade County Special Housing, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	645,000	677,566
Miami GO, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,080,330
Orange County HFA, 6.25% due 10/1/2013 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	440,000	498,533
Orange County HFA, 5.125% due 6/1/2014 (Mayflower Retirement; Insured: Radian)	NR/AA	1,000,000	1,017,140
Orange County HFA, 6.25% due 10/1/2016 (Orlando Regional Hospital; Insured: MBIA)	Aaa/AAA	280,000	310,509
Orange County HFA, 6.375% due 11/15/2020 pre-refunded 11/15/2010 (Adventist Health Systems)	A1/NR	1,000,000	1,104,270
Orange County School Board COP, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,597,838
Orange County School Board COP, 5.50% due 8/1/2017 pre-refunded 8/01/2012 (Insured: MBIA)	Aaa/AAA	735,000	812,829
Port Everglades Authority, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	5,635,000	5,668,021
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	Aa3/AA-	1,500,000	1,503,255
St. John’s County IDA, 5.50% due 8/1/2014 (Presbyterian Retirement)	NR/NR	1,000,000	1,049,460
Tampa Health Systems, 5.50% due 11/15/2013 (Baycare Health Group; Insured: MBIA)	Aaa/AAA	1,050,000	1,156,176
University of Central Florida COP Convocation Corp., 5.00% due 10/1/2019 (Insured: FGIC)	Baa3/NR	1,135,000	1,161,355

GEORGIA — 1.22%
Atlanta Airport Revenue Series B, 6.00% due 1/1/2018 (Insured: FGIC) (AMT)	A1/A+	1,000,000	1,026,990
Atlanta Tax Allocation, 5.00% due 12/1/2015 (Atlantic Station; Insured: Assured Guaranty)	Aaa/AAA	4,120,000	4,419,030
Georgia Municipal Electric Power Authority, 10.00% due 1/1/2010	A1/A+	230,000	258,789
Main Street Natural Gas Inc., 5.50% due 9/15/2022	A1/A+	1,000,000	938,310

HAWAII — 0.40%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Kapiolani Health Care; Insured: MBIA)	Aaa/AAA	2,000,000	2,166,720

IDAHO — 0.38%
Boise City IDRB Corp., 5.00% due 5/15/2020 (Western Trailer Co.; LOC: Wells Fargo)	Aaa/NR	2,000,000	2,042,060

ILLINOIS — 9.03%
Champaign County Community School District GO, 0% due 1/1/2011 pre-refunded 1/1/2010 (Insured: FGIC)	Baa3/AA-	800,000	724,272
Chicago Board of Education Series D3, 9.00% due 3/1/2034 put 4/25/2008 (Auction Rate Bond)	A1/AA-	5,000,000	5,000,000
Chicago Housing Authority, 5.00% due 7/1/2008 (ETM)	Aaa/NR	3,020,000	3,044,341
Chicago Midway Airport Second Lien, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,214,029
Chicago Tax Increment, 6.25% due 11/15/2013 (Near South Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,567,875
Chicago Tax Increment Allocation, 6.50% due 12/1/2008 (Sub Central Loop Redevelopment; Insured: ACA)	NR/NR	1,500,000	1,528,800
Chicago Tax Increment Allocation, 5.30% due 1/1/2014 (Lincoln Belmont; Insured: ACA)	NR/NR	2,285,000	2,294,643
Cook County Capital Improvement GO, 5.50% due 11/15/2008 (Insured: FGIC)	Aa2/AA	500,000	503,855
Cook County School District GO, 0% due 12/1/2022 (ETM)	NR/NR	2,000,000	998,900
Illinois DFA, 6.00% due 11/15/2012 (Adventist Health Group; Insured: MBIA)	Aaa/AAA	2,860,000	3,088,943
Illinois DFA Community Rehab Providers, 5.90% due 7/1/2009	NR/BBB	325,000	328,413
Illinois Educational Facilities Authority, 5.50% due 5/15/2018 (Midwestern State University; Insured: ACA)	NR/NR	1,500,000	1,454,640
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum)	A2/A	1,160,000	1,188,722
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: XLCA)	A3/A	1,000,000	1,012,590
Illinois Finance Authority, 5.00% due 2/1/2027 (Newman Foundation; Insured: Radian)	NR/AA	1,220,000	1,142,127
Illinois HFA, 6.00% due 7/1/2011 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	1,370,000	1,494,067

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA) (ETM)	Aaa/AAA	$230,000	$258,304
Illinois HFA, 6.00% due 7/1/2012 (Loyola University Health Systems; Insured: MBIA)	Aaa/AAA	1,080,000	1,194,685
Illinois HFA, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare)	A2/A	1,250,000	1,339,787
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center; Collateralized: GNMA)	Aaa/NR	905,000	941,969
Illinois HFA Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 (Children’s Memorial Hospital; Insured: AMBAC)	Aaa/AAA	1,900,000	2,018,218
Melrose Park Tax Increment, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,111,121
Sangamon County School District COP, 5.875% due 8/15/2018 (Hay Edwards; Insured: ACA)	NR/NR	2,400,000	2,420,472
Sherman Mortgage, 6.10% due 10/1/2014 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,170,000	1,223,633
Sherman Mortgage, 6.20% due 10/1/2019 (Villa Vianney Health Care; Collateralized: FHA/GNMA)	NR/AAA	1,600,000	1,662,704
Southern Illinois University, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,121,945
Southwestern Illinois Development Authority, 0% due 12/1/2024 (Insured: FSA)	NR/AAA	2,975,000	1,205,351
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: FGIC)	A3/NR	1,205,000	1,757,854
University of Illinois, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,255,544
University of Illinois, 5.25% due 1/15/2018 (UIC South Campus Development; Insured: FGIC)	A1/AA-	1,205,000	1,284,638
Will & Kendall Counties Community School District GO, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,053,210
Will County Community School District GO, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,681,850

INDIANA — 5.93%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology)	NR/NR	895,000	922,772
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology)	NR/NR	1,355,000	1,418,211
Allen County Jail Building Corp., 5.00% due 4/1/2018 (Insured: XLCA)	Aa3/NR	2,495,000	2,611,317
Allen County Redevelopment District Tax, 5.00% due 11/15/2018	A3/NR	1,560,000	1,616,285
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Baa3/A+	1,000,000	1,093,300
Carmel Redevelopment Authority Lease, 0% due 2/1/2016 (Performing Arts Center)	Aa2/AA	1,730,000	1,225,411
Carmel Redevelopment Authority Lease, 0% due 2/1/2021 (Performing Arts Center)	Aa2/AA	2,000,000	1,028,480
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,618,353
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,042,726
East Chicago Elementary School Building First Mortgage, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	95,000	95,794
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	A3/AA	1,025,000	1,080,678
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 (Harrison Square; Insured: Assured Guaranty)	Aaa/NR	2,290,000	2,334,082
Goshen Chandler School Building, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	937,268
Huntington Economic Development, 6.40% due 5/1/2015 (United Methodist Memorial)	NR/NR	1,000,000	1,011,540
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional; Insured: AMBAC)	Aaa/AAA	2,000,000	2,093,280
Indiana HFA, 5.75% due 9/1/2015 (Methodist Hospital) (ETM)	A3/AAA	575,000	585,086
Indiana State Educational Facilities Authority, 5.65% due 10/1/2015 pre-refunded 10/01/2009 (University of Indianapolis)	NR/A-	1,065,000	1,101,167
Indiana State Educational Facilities Authority, 5.70% due 10/1/2016 pre-refunded 10/01/2009 (University of Indianapolis)	NR/A-	1,025,000	1,059,963
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/NR	740,000	717,992
Lawrence Multifamily Redevelopment Authority, 5.40% due 6/1/2024 put 1/1/2018 (Pinnacle Apartments; Collateralized: FNMA)	NR/AAA	1,500,000	1,500,540
Noblesville Redevelopment Authority, 5.00% due 8/1/2017 (146th Street Extension)	NR/A+	1,000,000	1,021,670
Noblesville Redevelopment Authority, 5.00% due 8/1/2020 (146th Street Extension)	NR/A+	1,000,000	997,200
Vanderburgh County Redevelopment District Tax Increment, 5.00% due 2/1/2020	NR/A-	1,000,000	963,590
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012 (1)	NR/AA	1,200,000	1,323,624
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Baa3/AA	1,685,000	1,858,471

IOWA — 1.77%
Coralville COP, 5.25% due 6/1/2022	A2/NR	2,980,000	3,029,230
Iowa Finance Authority, 6.00% due 7/1/2012 (Trinity Regional Hospital; Insured: FSA)	Aaa/AAA	1,000,000	1,071,720
Iowa Finance Authority, 6.00% due 7/1/2013 (Genesis Medical Center)	A1/NR	1,000,000	1,037,530
Iowa Finance Authority, 5.75% due 12/1/2015 (Trinity Health)	Aa2/AA	1,250,000	1,314,037

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Iowa Finance Authority, 6.75% due 2/15/2016 pre-refunded 2/15/2010 (Iowa Health Services)	Aa3/NR	$1,000,000	$1,087,640
Iowa Finance Authority, 6.00% due 12/1/2018 (Catholic Health Initiatives)	Aa2/AA	2,000,000	2,099,180

KANSAS — 1.65%
Burlington Environmental Improvement, 5.375% due 9/1/2035 put 4/1/2013 (Kansas City Power & Light; Insured: FGIC)	A3/A	2,400,000	2,397,408
Olathe Tax Increment Special Obligation, 5.45% due 9/1/2022 (West Village Center)	NR/NR	1,155,000	1,053,637
Wichita Hospital Revenue, 6.75% due 11/15/2019 (Via Christi Health System)	NR/A+	4,200,000	4,408,656
Wyandotte County School District GO, 5.00% due 9/1/2014 (Insured: FGIC)	A3/NR	1,030,000	1,107,044

KENTUCKY — 1.15%
Kentucky EDA Series B, 0% due 10/1/2024 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	3,000,000	1,188,720
Kentucky Finance EDA, 5.85% due 10/1/2015 pre-refunded 10/1/2013 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	1,335,000	1,535,357
Kentucky Finance EDA, 5.85% due 10/1/2015 (Norton Healthcare; Insured: MBIA)	Aaa/AAA	2,665,000	2,959,029
Wilmore Housing Facilities, 5.55% due 7/1/2013 (Wesley Methodist Village; LOC: Allied Irish Bank plc)	NR/NR	530,000	542,646

LOUISIANA — 2.51%
Jefferson Sales Tax District, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,629,691
Louisiana Public Facilities Authority, 5.00% due 7/1/2021 (Archdiocese of New Orleans; Insured: CIFG)	A1/A+	980,000	979,922
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	A1/A+	1,500,000	1,471,425
Louisiana Public Facilities Authority, 5.00% due 7/1/2023 (Archdiocese of New Orleans; Insured: CIFG)	A1/A+	1,000,000	983,170
Morehouse Parish PCR, 5.25% due 11/15/2013 (International Paper Co.)	Baa3/BBB	3,000,000	3,049,410
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: FSA)	NR/AAA	1,000,000	1,040,170
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: FSA)	NR/AAA	2,000,000	2,107,500
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2019 (Insured: CIFG)	NR/A+	1,300,000	1,359,605
St. Tammany Parish Sales Tax District No. 03 Sales & Use Tax, 5.00% due 6/1/2020 (Insured: CIFG)	NR/A+	1,000,000	1,034,840

MASSACHUSETTS — 0.28%
Massachusetts Housing Finance Agency, 5.05% due 6/1/2010 (Insured: MBIA) (AMT)	Aaa/AAA	515,000	521,422
Massachusetts Housing Finance Agency, 6.125% due 12/1/2011 (Insured: MBIA) (AMT)	Aaa/AAA	950,000	975,650

MICHIGAN — 4.05%
Grand Valley Michigan State University, 8.00% due 12/1/2033 put 4/7/2008 (Insured: AMBAC) (weekly demand notes)	Aaa/AAA	5,000,000	5,000,000
Kalamazoo Hospital Finance Authority, 6.25% due 6/1/2014 (Borgess Medical Center) (ETM)	Aaa/AAA	650,000	760,234
Kent Hospital Finance Authority, 7.25% due 1/15/2013 (Butterworth Hospital; Insured: MBIA)	Aaa/AAA	840,000	929,048
Michigan Public Educational Facilities Authority, 5.50% due 9/1/2022 (Black River School)	NR/NR	1,110,000	1,014,829
Michigan State Building Authority, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,675,228
Michigan State Building Authority, 0% due 10/15/2025 (Insured: FGIC)	A1/A+	6,000,000	2,201,520
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Sparrow Obligated Group)	A1/A+	2,140,000	2,120,804
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 (Oakwood Obligated Group)	A2/A	3,650,000	3,538,784
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,030,180
Northern Michigan University, 8.50% due 6/1/2031 put 4/1/2008 (Insured: FGIC) (daily demand notes)	A2/AAA	2,020,000	2,020,000
Southfield Economic Development Corp., 7.25% due 12/1/2010 (N.W. 12 LP Transcon Builders)	NR/NR	750,000	738,578

MINNESOTA — 0.69%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligated Group)	Baa1/BBB	1,000,000	1,044,730
Southern Minnesota Municipal Power Agency, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	Aaa/AAA	700,000	758,632
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2020 (Healthpartners Obligated Group)	Baa1/BBB	1,965,000	1,930,337

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MISSISSIPPI — 1.79%
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2022 (Canton Public Improvement)	NR/NR	$1,935,000	$1,794,964
Mississippi Development Bank Special Obligation, 5.00% due 7/1/2027 (Lowndes County Industrial Development; Insured: FSA)	Aaa/AAA	2,500,000	2,525,650
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2018 (Insured: XLCA)	A3/A-	920,000	928,344
Mississippi Development Bank Special Obligation Municipal Energy Agency Power Supply, 5.00% due 3/1/2020 (Insured: XLCA)	A3/A-	1,000,000	988,740
Mississippi Higher Educational Authority, 7.50% due 9/1/2009 (Guaranty: Student Loans) (AMT)	A2/NR	1,500,000	1,504,560
Mississippi Hospital Equipment & Facilities, 5.25% due 8/1/2026 (Delta Regional Medical Center; Insured: MBIA/FHA)	Aaa/AAA	2,000,000	2,013,900

MISSOURI — 1.80%
Kansas City Tax Increment Financing Commission, 5.00% due 3/1/2012 (Maincor)	NR/NR	600,000	605,280
Missouri Development Finance Board, 5.40% due 11/1/2018 (Lutheran Home for the Aged; LOC: Commerce Bank)	Aa2/NR	2,025,000	2,058,473
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	NR/A+	1,000,000	1,014,480
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	NR/A+	2,000,000	2,002,880
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	NR/A+	2,000,000	1,933,120
Springfield Public Utilities, 5.00% due 12/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,188,720

MONTANA — 0.25%
Montana Facilities Financing Authority, 5.00% due 1/1/2022 (St. Luke Community Healthcare)	Aa3/NR	1,345,000	1,347,730

NEBRASKA — 0.39%
Madison County Hospital Authority, 5.50% due 7/1/2014 (Faith Regional Health Services; Insured: Radian)	NR/AA	845,000	877,634
University of Nebraska, 5.00% due 5/15/2022 (Omaha Health) (2)	Aa2/AA-	1,200,000	1,249,284

NEVADA — 0.82%
Las Vegas Special Improvement District, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,125,000	1,152,146
Reno Sparks Indian Colony, 5.00% due 6/1/2021 (LOC: U.S. Bank NA)	NR/NR	1,000,000	976,380
Washoe County Reno Sparks GO, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,352,636

NEW HAMPSHIRE — 1.65%
Manchester Housing & Redevelopment Authority, 0% due 1/1/2016 (Insured: Radian ACA)	Baa3/AA	4,990,000	3,287,462
New Hampshire Health & Education Facilities, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	NR/A-	1,000,000	988,520
New Hampshire IDA PCR, 5.90% due 8/1/2018 (CT Light & Power) (AMT)	Baa1/BBB-	1,000,000	1,014,210
New Hampshire PCR, 5.375% due 5/1/2014 (Central Maine Power Co.)	A3/BBB+	3,500,000	3,678,360

NEW JERSEY — 0.28%
New Jersey EDA, 7.50% due 12/1/2019 (Spectrum for Living Development)	NR/NR	180,000	180,591
New Jersey EDA School Facilities Construction, 5.00% due 3/1/2019	A1/AA-	1,280,000	1,350,067

NEW MEXICO — 0.83%
Albuquerque Airport, 5.00% due 7/1/2008 (Insured: AMBAC) (AMT)	Aaa/AAA	1,000,000	1,004,950
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	2,000,000	2,063,780
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,515,000	1,431,054

NEW YORK — 0.77%
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,130,000	1,213,236

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York City IDA, 5.00% due 6/1/2010 (Lycee Francais De New York; Insured: ACA)	Baa1/BBB	$1,175,000	$1,192,919
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art; Insured: ACA)	NR/NR	875,000	881,090
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing; Insured: SONYMA)	Aa1/NR	850,000	918,170

NORTH CAROLINA — 1.00%
Charlotte-Mecklenberg Hospital Authority, 5.00% due 1/15/2022	Aa3/AA-	2,000,000	2,006,900
Franklin County COP, 5.00% due 9/1/2022 (Insured: MBIA)	Aaa/AAA	1,500,000	1,541,910
North Carolina Housing Finance Agency SFMR, 6.50% due 9/1/2026	Aa2/AA	800,000	824,856
North Carolina Medical Care, 5.00% due 9/1/2013 (Rowan Regional Medical Center; Insured: FSA & FHA 242)	Aaa/AAA	1,000,000	1,081,600

NORTH DAKOTA — 0.39%
North Dakota State Housing Finance Agency, 5.20% due 7/1/2022 (AMT)	Aa1/NR	1,000,000	993,950
North Dakota State Housing Finance Agency, 5.70% due 7/1/2030 (AMT)	Aa1/NR	170,000	171,656
Ward County Health Care Facilities, 5.125% due 7/1/2021 (Trinity Obligated Group)	NR/BBB+	1,000,000	966,780

OHIO — 2.75%
Butler County Transportation Improvement, 6.00% due 4/1/2010 pre-refunded 4/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,020,000
Central Ohio Solid Waste Authority GO, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,579,614
Cleveland Cuyahoga County Port Authority, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,160,000	1,216,086
Deerfield Township Tax Increment, 5.00% due 12/1/2025	A3/NR	1,000,000	943,870
Franklin County Health Care, 6.00% due 11/1/2010 (Heinzerling Foundation; LOC: Banc One)	Aaa/NR	605,000	606,543
Hamilton Wastewater Systems, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/NR	1,500,000	1,651,590
Lorain County Hospital Revenue, 5.625% due 10/1/2016 (Catholic Healthcare)	A1/AA-	1,435,000	1,513,566
Marysville School District COP, 5.25% due 12/1/2017 pre-refunded 6/1/2015 (School Facilities; Insured: MBIA)	Aaa/AAA	2,000,000	2,241,860
North Ridgeville Economic Development, 0% due 2/1/2015 (Lake Ridge Nursing Home; Collateralized: FHA)	NR/AAA	265,000	154,455
Ohio State Higher Educational Facilities, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College)	A1/A+	2,200,000	2,336,994
Reynoldsburg Health Care Facilities Bonds, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aaa/NR	695,000	710,547

OKLAHOMA — 2.27%
Alva Hospital Authority Hospital Sales Tax, 5.25% due 6/1/2025 (Insured: Radian)	Aa3/AA	1,505,000	1,516,498
Comanche County Hospital Authority, 5.25% due 7/1/2019 (Insured: Radian)	Aa3/AA	3,345,000	3,401,162
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	1,014,441
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	1,014,390
Oklahoma City Municipal Water & Sewer, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,218,695
Oklahoma DFA Hospital Association Pooled Hospital, 5.40% due 6/1/2013 pre-refunded 12/1/2010 (Integris Health; Insured: AMBAC)	Aaa/AAA	825,000	894,333
Tulsa IDA, 5.00% due 12/15/2015 (St. Francis Health Systems)	Aa2/AA	750,000	799,425
Tulsa IDA, 6.00% due 10/1/2016 (University of Tulsa; Insured: MBIA)	Aaa/AAA	1,250,000	1,394,350
Tulsa IDA, 5.00% due 12/15/2024 (St. Francis Health Systems)	Aa2/AA	1,130,000	1,119,819

OREGON — 0.43%
Forest Grove Campus Improvement, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Pacific University; Insured: Radian)	NR/AA	800,000	859,688
Oregon State Housing & Community Services Department Single Family Mortgage Program, 5.35% due 7/1/2018 (AMT)	Aa2/NR	525,000	535,815
Portland Housing Authority, 4.75% due 5/1/2022 (Yards Union Station) (AMT)	Aa2/NR	1,000,000	945,190

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
PENNSYLVANIA — 1.68%
Allegheny County Hospital Development, 6.50% due 5/1/2012 pre-refunded 5/1/2010 (South Hills Health Systems)	Baa1/NR	$1,400,000	$1,513,554
Carbon County IDA, 6.65% due 5/1/2010 (Panther Creek Partners)	NR/BBB-	4,230,000	4,296,919
Chartiers Valley Industrial & Community Development Authority, 5.75% due 12/1/2022 (Asbury Health Center)	NR/NR	900,000	829,512
Lancaster County, 0% due 5/1/2014 (Insured: FGIC)	Aa3/NR	795,000	611,999
Lancaster County, 0% due 5/1/2015 (Insured: FGIC)	Aa3/NR	800,000	577,680
Pennsylvania Higher Education Facilities Authority, 5.60% due 11/15/2009 (Allegheny United Hospitals; Insured: MBIA)	Aaa/AAA	500,000	499,965
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	825,170

RHODE ISLAND — 0.66%
Rhode Island Health & Education Building Corp., 5.00% due 3/15/2014 (Salve Regina University; Insured: Radian)	NR/AA	1,065,000	1,121,616
Rhode Island Health & Education Building Corp., 6.00% due 8/1/2014 (Roger Williams Realty; Credit Support: FHA)	NR/AA	1,000,000	1,050,520
Rhode Island Health & Education Building Corp. Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital; LOC: Fleet Bank)	NR/AA+	1,325,000	1,403,294

SOUTH CAROLINA — 3.33%
Berkeley County School District Installment Lease, 5.00% due 12/1/2019	A3/A-	2,000,000	2,011,040
Charleston Educational Excellence Financing Corp., 5.25% due 12/1/2020 (Charleston County School District)	A1/AA-	1,855,000	1,921,242
Greenwood School Facilities, Inc., 5.00% due 12/1/2025 (Greenwood School District 50; Insured: Assured Guaranty)	Aaa/AAA	2,400,000	2,444,064
Lexington One School Facilities Corp. School District 1, 5.00% due 12/1/2019	A1/NR	1,000,000	1,035,640
Lexington One School Facilities Corp. School District 1, 5.25% due 12/1/2021	A1/NR	1,700,000	1,733,167
Scago Educational Facilities Corp., 5.00% due 12/1/2017 (Colleton School District; Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,075,160
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2019 (Insured: FSA)	Aaa/AAA	2,740,000	2,900,564
Scago Educational Facilities Corp. Spartanburg County, 5.00% due 4/1/2021 (Insured: FSA)	Aaa/AAA	1,000,000	1,041,740
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023	Aa1/NR	1,000,000	993,710
Sumter School Facilities Inc. School District 2, 5.00% due 12/1/2021 (Insured: Assured Guaranty)	Aaa/AAA	2,855,000	2,965,945

TENNESSEE — 2.02%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Eastowne Partners II Ltd.; Collateralized: FNMA)	NR/AAA	1,975,000	2,070,768
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023	Aa3/AA-	2,500,000	2,300,300
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023	Aa3/AA-	7,000,000	6,603,940

TEXAS — 14.90%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 pre-refunded 7/1/2012 (Army Retirement Residence)	NR/BBB	1,250,000	1,419,475
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	NR/BBB	1,000,000	908,940
Bexar County Housing Finance Corp., 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apartments;
Insured: MBIA)	Aaa/NR	755,000	785,895
Bexar County Housing Finance Corp., 5.875% due 4/1/2014 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	975,000	1,019,411
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	600,000	619,920
Bexar County Housing Finance Corp., 6.125% due 4/1/2020 (Honey Creek Apartments; Insured: MBIA)	Aaa/NR	1,000,000	1,023,970

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Bexar County Housing Finance Corp., 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apartments;
Insured: MBIA)	Aaa/NR	$1,270,000	$1,326,185
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (American Opportunity Housing & Colinas; Insured: MBIA)	Aaa/NR	1,035,000	1,052,440
Bexar County Housing Finance Corp., 6.50% due 12/1/2021 (American Opportunity Housing- Waterford)	Baa2/NR	2,000,000	2,048,200
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2021 (Insured: XLCA)	A3/A	1,300,000	1,327,261
Bexar Metropolitan Water District Waterworks, 5.00% due 5/1/2022 (Insured: XLCA)	A3/A	2,300,000	2,336,846
Birdville ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,458,708
Carroll ISD GO, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	345,000	303,014
Cedar Park Improvement District GO, 5.00% due 2/15/2016 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,580
Coppell ISD GO, 0% due 8/15/2013 (Insured: PSF-GTD)	NR/AAA	1,495,000	1,148,040
Coppell ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2009 (Insured: PSF-GTD)	NR/AAA	3,505,000	2,713,150
Duncanville ISD GO, 0% due 2/15/2016 pre-refunded 2/15/2012 (Insured: PSF)	Aaa/AAA	2,985,000	2,102,067
Duncanville ISD GO, 0% due 2/15/2016 (Insured: PSF)	Aaa/AAA	15,000	10,396
El Paso ISD GO, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	3,750,000	3,346,200
El Paso ISD GO, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,107,350
Ennis ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,625,000	1,383,493
Ennis ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	835,000	702,202
Ennis ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,645,000	1,314,388
Ennis ISD GO, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	845,000	666,899
Ennis ISD GO, 0% due 8/15/2014 pre-refunded 8/15/2010 (Guaranty: PSF)	Aaa/NR	1,670,000	1,251,064
Ennis ISD GO, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	855,000	632,674
Gulf Coast Center, 6.75% due 9/1/2020 (Mental Health Retardation Center)	NR/BBB	1,320,000	1,387,531
Hays Consolidated ISD GO, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	5,082,493
Laredo Sports Venue Sales Tax, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,139,776
Lewisville Combination Contract Special Assessment District, 4.75% due 9/1/2012 (Insured: ACA)	NR/NR	2,055,000	2,057,363
Mesquite ISD GO, 0% due 8/15/2012 pre-refunded 8/15/2010 (Guaranty: PSF)	NR/AAA	1,100,000	928,576
Mesquite ISD GO, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	320,000	265,747
Midlothian ISD GO, 0% due 2/15/2012 (ETM)	Aaa/NR	500,000	442,755
Midlothian ISD GO, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	500,000	439,055
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	Aa3/AA	735,000	771,302
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	Aa3/AA	500,000	522,975
Richardson Improvement GO, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	2,145,000	2,273,378
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,102,480
Sam Rayburn Municipal Power Agency, 6.00% due 10/1/2021	Baa2/BBB-	675,000	686,144
San Antonio Hotel Occupancy, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,650,000	1,667,655
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	A2/A	1,775,000	2,016,294
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt)	A1/NR	3,500,000	3,895,465
Tarrant County Limited Tax GO, 5.00% due 7/15/2023	Aaa/AAA	1,000,000	1,039,090
Texarkana Health Facilities, 5.75% due 10/1/2011 (Wadely Regional Medical Center; Insured: MBIA)	Aaa/AAA	2,500,000	2,722,475
Texas City Industrial Development Corp., 7.375% due 10/1/2020 (Arco Pipe Line Company)	Aa1/AA+	2,450,000	3,084,721
Texas State Public Finance Authority, 5.00% due 8/15/2023 (Idea Charter School; Insured: ACA)	NR/BBB-	3,100,000	2,676,385
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,074,920
Travis County Health Facilities Development Corp., 5.75% due 11/15/2010 (Ascension Health; Insured: MBIA)	Aaa/AAA	2,000,000	2,116,420
Travis County Health Facilities Development Corp., 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health; Insured: MBIA)	Aaa/AAA	3,000,000	3,226,500
Upper Trinity Regional Water District Treated Water Supply Systems, 7.125% due 8/1/2008 (Insured: FGIC)	A3/A	305,000	309,840
Waco Health Facilities Development Corp., 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	870,000	933,258
Waco Health Facilities Development Corp., 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health)	Aa1/AAA	1,050,000	1,126,346

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
UTAH — 0.40%
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	$1,000,000	$1,096,430
Utah Housing Finance Authority, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	409,613
Utah Housing Finance Authority SFMR, 5.85% due 7/1/2015 (Credit Support: FHA)	Aaa/AA	40,000	41,033
Utah State Board of Regents Auxiliary, 5.25% due 5/1/2013	NR/AA	595,000	640,077

VIRGINIA — 2.45%
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2014 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,644,795
Alexandria IDRB Institute for Defense Analysis, 6.00% due 10/1/2015 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,743,483
Alexandria IDRB Institute for Defense Analysis, 5.90% due 10/1/2020 pre-refunded 10/1/2010 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,188,220
Amelia County IDA, 4.90% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT) (2)	NR/BBB	2,000,000	1,996,240
Fauquier County IDRB, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,050,650
Hanover County IDRB Medical Facilities, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	796,590
Norton IDA, 6.00% due 12/1/2014 (Norton Community Hospital; Insured: ACA)	NR/NR	1,635,000	1,716,112
Spotsylvania County IDRB, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders; LOC: Deutsche Bank) (AMT)	NR/NR	2,210,000	2,214,199

WASHINGTON — 3.37%
Port Longview Industrial Development Corp. Solid Waste Disposal, 6.875% due 10/1/2008 (Weyerhaeuser Co.) (AMT)	NR/BBB	1,500,000	1,521,210
Skagit County Public Hospital District GO, 5.125% due 12/1/2015 (Insured: MBIA)	Aaa/NR	1,900,000	2,048,295
Vancouver Downtown Redevelopment Authority, 5.50% due 1/1/2018 (Conference Center; Insured: ACA)	NR/NR	3,500,000	3,427,375
Washington Health Care Facilities, 4.50% due 12/1/2008 (Kadlec Medical Center; Insured: Assured Guaranty)	Aaa/AAA	1,200,000	1,218,780
Washington Health Care Facilities, 5.50% due 12/1/2010 pre-refunded 12/1/2009 (Providence Services; Insured: MBIA)	Aaa/AAA	2,690,000	2,865,200
Washington Health Care Facilities, 6.00% due 12/1/2014 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,735,000	1,854,472
Washington Health Care Facilities, 6.00% due 12/1/2015 (Catholic Health Services; Insured: MBIA)	Aaa/AAA	1,945,000	2,075,548
Washington Housing Finance Commission, 5.60% due 7/1/2011 (Kline Galland Center; Insured: Radian)	NR/AA	500,000	514,940
Washington Housing Finance Commission, 5.875% due 7/1/2019 (Kline Galland Center; Insured: Radian)	NR/AA	1,000,000	1,020,760
Washington Public Power Supply, 0% due 7/1/2010	Aaa/AA-	960,000	902,179
Washington Public Power Supply, 0% due 7/1/2011	Aaa/AA-	1,000,000	902,540

WEST VIRGINIA — 0.29%
West Virginia Hospital Finance Authority, 5.00% due 6/1/2020 (United Hospital Center; Insured: AMBAC)	Aaa/AAA	1,530,000	1,575,701

WISCONSIN — 0.57%
Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc.; Insured: Radian)	NR/AA	1,000,000	1,025,640
Wisconsin Housing & Economic Development, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,043,915

TOTAL INVESTMENTS — 97.83% (Cost $525,094,233)			$532,276,988
OTHER ASSETS LESS LIABILITIES — 2.17%			11,804,805

NET ASSETS — 100.00%			$544,081,793

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Segregated as collateral for a when-issued security.
(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GTD	Guaranteed
HFA	Health Facilities Authority
HUD	Department of Housing and Urban Development
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
ISD	Independent School District
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
PCR	Pollution Control Revenue Bond
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
SONYMA	State of New York Mortgage Authority
USD	Unified School District
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

Certified Semi-Annual Report    27

EXPENSE EXAMPLE
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$1,010.50	$3.26
Hypothetical*	$1,000.00	$1,021.76	$3.28

†	Expenses are equal to the annualized expense ratio for the Class I shares (0.65%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

28    Certified Semi-Annual Report

OTHER INFORMATION
Thornburg Intermediate Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    29

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH173	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Semi-Annual Report.

Thornburg New Mexico Intermediate Municipal Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report     3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 2.00%. There is no up front sales charge for Class D shares and no contingent deferred sales charge (CDSC).

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

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Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report     5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class A shares increased by 2 cents per share to $13.12 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 23.5 cents per share. If you reinvested your dividends, you received 23.7 cents per share. Investors who owned Class D shares received dividends of 21.8 and 21.9 cents per share, respectively.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family.

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their portfolios to hold more assets denominated in currencies other than the dollar. Dollar-denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

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On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

% of portfolio maturing	Cumulative % maturing
2 years = 12.2%	Year 2 = 12.2%
2 to 4 years = 17.4%	Year 4 = 29.6%
4 to 6 years = 11.3%	Year 6 = 40.9%
6 to 8 years = 12.5%	Year 8 = 53.4%
8 to 10 years = 10.9%	Year 10 = 64.3%
10 to 12 years = 11.3%	Year 12 = 75.6%
12 to 14 years = 8.3%	Year 14 = 83.9%
14 to 16 years = 6.6%	Year 16 = 90.5%
16 to 18 years = 3.7%	Year 18 = 94.2%
Over 18 years = 5.8%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 3/31/08.

The Class A shares of your Fund produced a total return of 1.96% over the six-month period ended March 31, 2008, compared to a 2.25% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the six-month period, shorter bonds have outperformed longer bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, with roughly 10% of the portfolio maturing in each two year period of the ladder, so a significant portion of the ladder extends past the 12-year maximum in the Index. Since longer bonds generally under-performed compared to bonds in the range of 7 to 12 years, the Fund underperformed the Index.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of more than 130 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields. We also slightly reduced the portfolio’s sensitivity to interest rates. At September 30, 2007, the Fund’s ladder had an average maturity of 7.88 years and duration of 4.51 years. Over the following six-month period, we invested slightly shorter on the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 7.47 and duration of 4.38 years.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point, bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

Certified Semi-Annual Report     7

Letter to Shareholders
Continued

New Mexico state tax revenues have not slowed, as has occurred in many other states. The state projects a general fund balance of $99 million at the end of this fiscal year, or about 1.74% of current recurring appropriations. Other sectors of the municipal bond market are moving sideways, with a mixture of credit rating upgrades and downgrades. While the current trend is positive in New Mexico, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We have not changed the Fund’s exposure to credit risk and we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $190,190,514) (Note 2)	$194,420,950
Cash	7,830,026
Receivable for fund shares sold	63,455
Interest receivable	2,733,983
Prepaid expenses and other assets	1,090

Total Assets	205,049,504

LIABILITIES
Payable for securities purchased	1,439,184
Payable for fund shares redeemed	167,990
Payable to investment advisor and other affiliates (Note 3)	148,150
Accounts payable and accrued expenses	45,340
Dividends payable	203,146

Total Liabilities	2,003,810

NET ASSETS	$203,045,694

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(19,279)
Net unrealized appreciation on investments	4,230,437
Accumulated net realized gain (loss)	(1,126,803)
Net capital paid in on shares of beneficial interest	199,961,339

$203,045,694

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($168,182,023 applicable to 12,819,962 shares of beneficial interest outstanding – Note 4)	$13.12
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.39

Class D Shares:
Net asset value, offering and redemption price per share ($14,918,900 applicable to 1,136,707 shares of beneficial interest outstanding – Note 4)	$13.12

Class I Shares:
Net asset value, offering and redemption price per share ($19,944,771 applicable to 1,521,074 shares of beneficial interest outstanding – Note 4)	$13.11

See notes to financial statements.

Certified Semi-Annual Report     9

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $384,983)	$4,610,207

EXPENSES:
Investment advisory fees (Note 3)	509,075
Administration fees (Note 3)
Class A Shares	105,726
Class D Shares	9,007
Class I Shares	5,014
Distribution and service fees (Note 3)
Class A Shares	211,453
Class D Shares	72,242
Transfer agent fees
Class A Shares	27,653
Class D Shares	3,599
Class I Shares	1,373
Registration and filing fees
Class A Shares	263
Class D Shares	263
Class I Shares	262
Custodian fees (Note 3)	31,521
Professional fees	11,548
Accounting fees	3,428
Trustee fees	1,554
Other expenses	16,261

Total Expenses	1,010,242
Less:
Expenses reimbursed by investment advisor (Note 3)	(491)
Distribution fees waived (Note 3)	(36,121)
Fees paid indirectly (Note 3)	(8,911)

Net Expenses	964,719

Net Investment Income	3,645,488

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	96,220
Net change in unrealized appreciation (depreciation) of investments	28,324

Net Realized and Unrealized Gain	124,544

Net Increase in Net Assets Resulting From Operations	$3,770,032

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended	Year Ended
	March 31, 2008*	September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,645,488	$7,262,837
Net realized gain on investments	96,220	54,061
Increase (Decrease) in unrealized appreciation (depreciation) of investments	28,324	(1,563,489)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,770,032	5,753,409

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,015,953)	(6,302,393)
Class D Shares	(237,836)	(480,929)
Class I Shares	(391,699)	(479,515)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,064,433)	(25,600,468)
Class D Shares	1,399,826	(500,141)
Class I Shares	505,060	19,414,839

Net Increase (Decrease) in Net Assets	964,997	(8,195,198)

NET ASSETS:
Beginning of period	202,080,697	210,275,895

End of period	$203,045,694	$202,080,697

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class D, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $491 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $2,450 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $36,121 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $8,911. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	952,312	$12,616,012	1,480,808	$19,422,034
Shares issued to shareholders in reinvestment of dividends	139,804	1,834,628	285,590	3,745,888
Shares repurchased	(1,178,872)	(15,515,073)	(3,721,960)	(48,768,390)

Net Increase (Decrease)	(86,756)	$(1,064,433)	(1,955,562)	$(25,600,468)

Class D Shares
Shares sold	201,298	$2,663,188	421,403	$5,522,652
Shares issued to shareholders in reinvestment of dividends	14,037	184,268	27,641	362,701
Shares repurchased	(110,156)	(1,447,630)	(486,230)	(6,385,494)

Net Increase (Decrease)	105,179	$1,399,826	(37,186)	$(500,141)

Class I Shares*
Shares sold	243,228	$3,216,581	1,771,412	$23,191,290
Shares issued to shareholders in reinvestment of dividends	24,581	322,758	35,158	459,669
Shares repurchased	(229,700)	(3,034,279)	(323,605)	(4,236,120)

Net Increase (Decrease)	38,109	$505,060	1,482,965	$19,414,839

*	Effective date for this class of shares was February 1, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,012,490 and $8,592,946, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$190,190,069

Gross unrealized appreciation on a tax basis	$5,128,558
Gross unrealized depreciation on a tax basis	(897,677)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,230,881

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$595,638
2009	320,666
2011	145,437
2013	255
2014	49,136
2015	112,336

$1,223,468

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period) +

Net asset value, beginning of period	$13.10		$13.20	$13.22	$13.40	$13.46	$13.42

Income from investment operations:
Net investment income (loss)	0.23		0.47	0.45	0.43	0.45	0.48
Net realized and unrealized gain (loss) on investments	0.02		(0.10)	(0.02)	(0.18)	(0.06)	0.04
Total from investment operations	0.25		0.37	0.43	0.25	0.39	0.52

Less dividends from:
Net investment income	(0.23)		(0.47)	(0.45)	(0.43)	(0.45)	(0.48)

Change in net asset value	0.02		(0.10)	(0.02)	(0.18)	(0.06)	0.04

NET ASSET VALUE, end of period	$13.12		$13.10	$13.20	$13.22	$13.40	$13.46

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	1.96		2.82	3.31	1.88	3.00	3.93
Ratios to average net assets:
Net investment income (loss) (%)	3.57	(b)	3.55	3.41	3.22	3.40	3.55
Expenses, after expense reductions (%)	0.97	(b)	0.98	0.99	0.99	0.96	0.97
Expenses, after expense reductions and net of custody credits (%)	0.96	(b)	0.97	0.98	0.98	0.96	0.97
Expenses, before expense reductions (%)	0.97	(b)	0.98	0.99	0.99	0.96	0.97

Portfolio turnover rate (%)	1.03		17.38	11.59	16.63	14.66	16.53

Net assets at end of period (thousands)	$168,182		$169,130	$196,163	$212,335	$208,435	$216,766

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class D Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.11		$13.21	$13.23	$13.41	$13.47	$13.43

Income from investment operations:
Net investment income (loss)	0.22		0.43	0.41	0.39	0.42	0.44
Net realized and unrealized gain (loss) on investments	0.01		(0.10)	(0.02)	(0.18)	(0.06)	0.04
Total from investment operations	0.23		0.33	0.39	0.21	0.36	0.48

Less dividends from:
Net investment income	(0.22)		(0.43)	(0.41)	(0.39)	(0.42)	(0.44)

Change in net asset value	0.01		(0.10)	(0.02)	(0.18)	(0.06)	0.04

NET ASSET VALUE, end of period	$13.12		$13.11	$13.21	$13.23	$13.41	$13.47

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	1.75		2.57	3.04	1.62	2.70	3.63
Ratios to average net assets:
Net investment income (loss) (%)	3.30	(b)	3.30	3.15	2.96	3.11	3.24
Expenses, after expense reductions (%)	1.24	(b)	1.23	1.24	1.25	1.25	1.25
Expenses, after expense reductions and net of custody credits (%)	1.23	(b)	1.23	1.24	1.24	1.24	1.25
Expenses, before expense reductions (%)	1.74	(b)	1.77	1.82	1.83	1.83	1.88

Portfolio turnover rate (%)	1.03		17.38	11.59	16.63	14.66	16.53

Net assets at end of period (thousands)	$14,919		$13,524	$14,113	$18,577	$14,051	$14,658

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Period Ended Sept. 30, 2007(a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$13.10		$13.10

Income from investment operations:
Net investment income (loss)	0.26		0.34
Net realized and unrealized gain (loss) on investments	0.01		—
Total from investment operations	0.27		0.34

Less dividends from:
Net investment income	(0.26)		(0.34)
Change in net asset value	0.01		—

NET ASSET VALUE, end of period	$13.11		$13.10

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.05		2.64
Ratios to average net assets:
Net investment income (loss) (%)	3.91	(c)	3.95	(c)
Expenses, after expense reductions (%)	0.63	(c)	0.63	(c)
Expenses, after expense reductions and net of custody credits (%)	0.62	(c)	0.62	(c)
Expenses, before expense reductions (%)	0.63	(c)	0.63	(c)

Portfolio turnover rate (%)	1.03		17.38

Net assets at end of period (thousands)	$19,945		$19,427

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-301, CLASS D – 885-215-624, CLASS I – 885-215-285

NASDAQ SYMBOLS: CLASS A – THNMX, CLASS D – THNDX, CLASS I – THNIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011(1)	Aaa/AAA	$1,775,000	$1,552,752
Albuquerque GRT, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	194,137
Albuquerque Industrial, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	1,170,000	1,214,214
Albuquerque Industrial, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	2,140,000	2,220,657
Albuquerque Joint Water & Sewage, 0% due 7/1/2008 (Insured: FGIC)	Aa2/NR	1,600,000	1,590,896
Albuquerque Joint Water & Sewage, 4.75% due 7/1/2008	Aa2/AAA	60,000	60,132
Albuquerque Municipal School District 12, 5.10% due 8/1/2014 pre-refunded 8/1/2008	Aa2/AA	760,000	768,482
Albuquerque Municipal School District 12, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,227,123
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	438,199
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	505,000	506,505
Bernalillo County GRT, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AAA	495,000	521,002
Bernalillo County GRT, 5.25% due 10/1/2012	Aa3/AAA	1,000,000	1,096,480
Bernalillo County GRT, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AAA	2,000,000	2,112,420
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,151,860
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	Aaa/AAA	3,170,000	3,400,205
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2)	Aa2/AAA	1,420,000	1,440,377
Chaves County GRT, 5.00% due 7/1/2017 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	1,000,000	1,057,940
Chaves County GRT, 5.05% due 7/1/2019 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	735,000	778,387
Cibola County GRT, 5.875% due 11/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	495,000	506,870
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	555,000	604,251
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	A3/NR	1,035,000	1,032,671
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	A3/NR	570,000	567,059
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	A3/NR	645,000	636,596
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	A3/NR	2,325,000	2,196,148
Farmington PCR, 1.30% due 5/1/2024 put 4/1/2008 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	500,000	500,000
Farmington PCR, 1.35% due 9/1/2024 put 4/1/2008 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	2,000,000	2,000,000
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,475,206
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,562,024
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,110,000	2,258,671
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,757,675
Grant County Hospital Facility, 5.50% due 8/1/2009 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,310,000	1,347,951
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,385,000	1,456,397
Las Cruces School District GO, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,038,190
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: FSA)	Aaa/AAA	1,265,000	1,381,203
New Mexico Finance Authority, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	264,993
New Mexico Finance Authority, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,244
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,481,187
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	2,660,000	2,867,187
New Mexico Finance Authority, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,394
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,094,930
New Mexico Finance Authority, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	151,183
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,579,527
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	Aaa/NR	2,915,000	3,080,805
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: MBIA)	Aaa/NR	1,215,000	1,273,284
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: MBIA)	Aaa/AAA	1,625,000	1,706,656
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,050,250
New Mexico Finance Authority, 5.00% due 6/15/2020 (Insured: MBIA)	Aaa/NR	1,395,000	1,449,614
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: MBIA)	Aaa/AAA	1,300,000	1,349,452
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: MBIA)	Aaa/AAA	7,000,000	7,160,230

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Court Facilities Fee, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	$2,000,000	$2,174,880
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2014 pre-refunded 6/1/2011	Aa1/AAA	1,875,000	2,010,112
New Mexico Finance Authority State Transportation, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,300,361
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,172,320
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,148,580
New Mexico Highway Commission Tax, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,252,300
New Mexico Hospital Equipment Loan Council, 4.80% due 8/1/2010 (Presbyterian Healthcare)	Aa3/AA-	500,000	522,185
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare)	Aa3/AA-	5,205,000	5,752,202
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 (St. Vincent Hospital; Insured: Radian)	Aa3/NR	1,730,000	1,762,524
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 (St. Vincent Hospital; Insured: Radian)	Aa3/NR	1,000,000	1,002,940
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 (St. Vincent Hospital; Insured: Radian)	Aa3/NR	1,185,000	1,170,223
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 (St. Vincent Hospital; Insured: Radian)	Aa3/NR	1,000,000	992,080
New Mexico Housing Authority Region III Multi Family Housing, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	Aaa/AAA	1,055,000	1,042,435
New Mexico MFA Forward Mortgage, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	160,000	165,307
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	817,090
New Mexico MFA Multi Family, 5.05% due 9/1/2027 (St. Anthony; Insured: FHA) (AMT)	NR/AAA	890,000	832,960
New Mexico MFA Multi Family, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	NR/AAA	2,335,000	2,352,816
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	Aaa/NR	1,000,000	1,036,460
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	Aaa/NR	1,910,000	1,979,639
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	Aaa/NR	2,785,000	2,886,541
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	75,000	75,857
New Mexico MFA SFMR, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	135,000	138,464
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	190,000	192,284
New Mexico MFA SFMR, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	60,000	60,826
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	230,000	211,667
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	NR/AAA	205,000	207,284
New Mexico MFA SFMR, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	395,000	399,701
New Mexico MFA SFMR, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	240,000	252,742
New Mexico State Highway Commission Infrastructure C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,082,620
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	269,517
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010	Aa2/AAA	245,000	258,688
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010 pre-refunded 6/15/2008	Aa2/AAA	660,000	664,587
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010	Aa2/AAA	3,695,000	3,714,103
New Mexico State University Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,088,350
New Mexico Supplemental Severance, 5.00% due 7/1/2008	Aa3/AA-	5,000,000	5,012,050
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: FGIC)	A1/AA-	955,000	1,032,966
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: FGIC)	A1/AA-	555,000	594,078
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: FGIC)	A1/AA-	1,000,000	1,021,060
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	A1/NR	400,000	429,468
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,766,072
San Juan County GRT, 5.30% due 9/15/2009	A1/NR	215,000	220,145
San Juan County GRT, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,319,055
San Juan County GRT, 5.50% due 9/15/2016 pre-refunded 9/15/2011 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,273,515

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SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Juan County GRT, 5.75% due 9/15/2021 pre-refunded 9/15/2011 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,111,290
Sandoval County Incentive Payment, 5.75% due 2/1/2010 (Intel Corp.)	NR/A+	370,000	373,400
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	4,390,000	4,529,997
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,485,022
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,384,555
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	786,813
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	NR/BBB-	1,250,000	1,263,075
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	NR/BBB-	1,835,000	1,835,404
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,780,000	1,853,728
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	944,590
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	956,798
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,087,120
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,727,632
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	NR/BBB+	1,215,000	1,215,450
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	60,000	60,799
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	90,000	90,133
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	95,000	96,321
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	Aa3/NR	1,000,000	1,013,020
Taos County GRT, 4.75% due 10/1/2012 (ETM)	Baa1/NR	1,500,000	1,612,020
Taos Municipal School District 1, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	455,940
University of New Mexico, 5.25% due 6/1/2013	Aa3/AA	665,000	717,429
University of New Mexico, 5.25% due 6/1/2014	Aa3/AA	335,000	358,577
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,743,848
University of New Mexico, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,301,725
University of New Mexico, 5.25% due 6/1/2016	Aa3/AA	645,000	690,395
University of New Mexico, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,851,757
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,946,125
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,285,452
University of New Mexico, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,045,470
University of New Mexico, 6.00% due 6/1/2021	Aa3/AA	610,000	699,426
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,145,132
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,138,020
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,117,460
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,152,430
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,150,720
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,409,214
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2020 (Insured FSA & FHA)	Aaa/AAA	500,000	521,335
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,043,740
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Collateralized: GNMA) (AMT)	NR/AAA	1,105,000	1,127,918

TOTAL INVESTMENTS — 95.75% (Cost $190,190,514)			$194,420,950
OTHER ASSETS LESS LIABILITIES — 4.25%			8,624,744

NET ASSETS — 100.00%			$203,045,694

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SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Segregated as collateral for a when-issued security.
(2)	When-issued security.

Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

22    Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$1,019.60	$4.86
Hypothetical*	$1,000.00	$1,020.19	$4.86
Class D Shares
Actual	$1,000.00	$1,017.50	$6.19
Hypothetical*	$1,000.00	$1,018.86	$6.20
Class I Shares
Actual	$1,000.00	$1,020.50	$3.14
Hypothetical*	$1,000.00	$1,021.90	$3.14

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.23%; and I: 0.62%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi Annual Report    23

OTHER INFORMATION
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

24    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH178

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Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Semi-Annual Report.

Thornburg New Mexico Intermediate Municipal Fund I Shares – March 31, 2008

Letter to Shareholders	6

Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	16
Schedule of Investments	17
Expense Example	21
Other Information	22

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

4    Certified Semi-Annual Report

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value of the Class I shares increased by 1 cent per share to $13.11 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 25.7 cents per share. If you reinvested your dividends, you received 25.9 cents per share.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family.

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their portfolios to hold more assets denominated in currencies other than the dollar. Dollar- denominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

6    Certified Semi-Annual Report

On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less comfortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

% of portfolio maturing	Cumulative % maturing
2 years = 12.2%	Year 2 = 12.2%
2 to 4 years = 17.4%	Year 4 = 29.6%
4 to 6 years = 11.3%	Year 6 = 40.9%
6 to 8 years = 12.5%	Year 8 = 53.4%
8 to 10 years = 10.9%	Year 10 = 64.3%
10 to 12 years = 11.3%	Year 12 = 75.6%
12 to 14 years = 8.3%	Year 14 = 83.9%
14 to 16 years = 6.6%	Year 16 = 90.5%
16 to 18 years = 3.7%	Year 18 = 94.2%
Over 18 years = 5.8%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 3/31/08.

The Class I shares of your Fund produced a total return of 2.05% over the six-month period ended March 31, 2008, compared to a 2.25% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the six-month period, shorter bonds have outperformed longer bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, with roughly 10% of the portfolio maturing in each two year period of the ladder, so a significant portion of the ladder extends past the 12-year maximum in the Index. Since longer bonds generally under-performed compared to bonds in the range of 7 to 12 years, the Fund underperformed the Index.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of more than 130 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields. We also slightly reduced the portfolio’s sensitivity to interest rates. At September 30, 2007, the Fund’s ladder had an average maturity of 7.88 years and duration of 4.51 years. Over the following six-month period, we invested slightly shorter on the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 7.47 and duration of 4.38 years.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point, bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

New Mexico state tax revenues have not slowed, as has occurred in many other states. The state projects a general fund balance of $99 million at the end of this fiscal year, or about 1.74% of current recurring appropriations. Other

Certified Semi-Annual Report    7

Letter to Shareholders

Continued

sectors of the municipal bond market are moving sideways, with a mixture of credit rating upgrades and downgrades. While the current trend is positive in New Mexico, we expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We have not changed the Fund’s exposure to credit risk and we do believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $190,190,514) (Note 2)	$194,420,950
Cash	7,830,026
Receivable for fund shares sold	63,455
Interest receivable	2,733,983
Prepaid expenses and other assets	1,090

Total Assets	205,049,504

LIABILITIES
Payable for securities purchased	1,439,184
Payable for fund shares redeemed	167,990
Payable to investment advisor and other affiliates (Note 3)	148,150
Accounts payable and accrued expenses	45,340
Dividends payable	203,146

Total Liabilities	2,003,810

NET ASSETS	$203,045,694

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(19,279)
Net unrealized appreciation on investments	4,230,437
Accumulated net realized gain (loss)	(1,126,803)
Net capital paid in on shares of beneficial interest	199,961,339

$203,045,694

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($168,182,023 applicable to 12,819,962 shares of beneficial interest outstanding – Note 4)	$13.12
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.39

Class D Shares:
Net asset value, offering and redemption price per share ($14,918,900 applicable to 1,136,707 shares of beneficial interest outstanding – Note 4)	$13.12

Class I Shares:
Net asset value, offering and redemption price per share ($19,944,771 applicable to 1,521,074 shares of beneficial interest outstanding – Note 4)	$13.11

See notes to financial statements

Certified Semi-Annual Report    9

STATEMENT OF OPERATIONS
Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $384,983)	$4,610,207

EXPENSES:
Investment advisory fees (Note 3)	509,075
Administration fees (Note 3)
Class A Shares	105,726
Class D Shares	9,007
Class I Shares	5,014
Distribution and service fees (Note 3)
Class A Shares	211,453
Class D Shares	72,242
Transfer agent fees
Class A Shares	27,653
Class D Shares	3,599
Class I Shares	1,373
Registration and filing fees
Class A Shares	263
Class D Shares	263
Class I Shares	262
Custodian fees (Note 3)	31,521
Professional fees	11,548
Accounting fees	3,428
Trustee fees	1,554
Other expenses	16,261

Total Expenses	1,010,242
Less:
Expenses reimbursed by investment advisor (Note 3)	(491)
Distribution fees waived (Note 3)	(36,121)
Fees paid indirectly (Note 3)	(8,911)

Net Expenses	964,719

Net Investment Income	3,645,488

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	96,220
Net change in unrealized appreciation (depreciation) of investments	28,324

Net Realized and Unrealized Gain	124,544

Net Increase in Net Assets Resulting From Operations	$3,770,032

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,645,488	$7,262,837
Net realized gain on investments	96,220	54,061
Increase (Decrease) in unrealized appreciation (depreciation) of investments	28,324	(1,563,489)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,770,032	5,753,409

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,015,953)	(6,302,393)
Class D Shares	(237,836)	(480,929)
Class I Shares	(391,699)	(479,515)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,064,433)	(25,600,468)
Class D Shares	1,399,826	(500,141)
Class I Shares	505,060	19,414,839

Net Increase (Decrease) in Net Assets	964,997	(8,195,198)

NET ASSETS:
Beginning of period	202,080,697	210,275,895

End of period	$203,045,694	$202,080,697

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    11

NOTES TO FINANCIAL STATEMENTS
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class D, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $491 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $2,450 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations. Distribution fees in the amount of $36,121 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $8,911. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	952,312	$12,616,012	1,480,808	$19,422,034
Shares issued to shareholders in reinvestment of dividends	139,804	1,834,628	285,590	3,745,888
Shares repurchased	(1,178,872)	(15,515,073)	(3,721,960)	(48,768,390)

Net Increase (Decrease)	(86,756)	$(1,064,433)	(1,955,562)	$(25,600,468)

Class D Shares
Shares sold	201,298	$2,663,188	421,403	$5,522,652
Shares issued to shareholders in reinvestment of dividends	14,037	184,268	27,641	362,701
Shares repurchased	(110,156)	(1,447,630)	(486,230)	(6,385,494)

Net Increase (Decrease)	105,179	$1,399,826	(37,186)	$(500,141)

Class I Shares *
Shares sold	243,228	$3,216,581	1,771,412	$23,191,290
Shares issued to shareholders in reinvestment of dividends	24,581	322,758	35,158	459,669
Shares repurchased	(229,700)	(3,034,279)	(323,605)	(4,236,120)

Net Increase (Decrease)	38,109	$505,060	1,482,965	$19,414,839

*	Effective date for this class of shares was February 1, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,012,490 and $8,592,946, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$190,190,069

Gross unrealized appreciation on a tax basis	$5,128,558
Gross unrealized depreciation on a tax basis	(897,677)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,230,881

At March 31, 2008, the Fund had tax basis capital losses, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such capital loss carryforwards expire as follows:

2008	$595,638
2009	320,666
2011	145,437
2013	255
2014	49,136
2015	112,336

$1,223,468

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg New Mexico Intermediate Municipal Fund

	Six Months Ended March 31, 2008*		Period Ended Sept. 30, 2007(a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.10		$13.10

Income from investment operations:
Net investment income (loss)	0.26		0.34
Net realized and unrealized gain (loss) on investments	0.01		—

Total from investment operations	0.27		0.34

Less dividends from:
Net investment income	(0.26)		(0.34)
Change in net asset value	0.01		—

NET ASSET VALUE, end of period	$13.11		$13.10

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.05		2.64
Ratios to average net assets:
Net investment income (loss) (%)	3.91	(c)	3.95	(c)
Expenses, after expense reductions (%)	0.63	(c)	0.63	(c)
Expenses, after expense reductions and net of custody credits (%)	0.62	(c)	0.62	(c)
Expenses, before expense reductions (%)	0.63	(c)	0.63	(c)
Portfolio turnover rate (%)	1.03		17.38
Net assets at end of period (thousands)	$19,945		$19,427

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-301, CLASS D – 885-215-624, CLASS I – 885-215-285

NASDAQ SYMBOLS: CLASS A – THNMX, CLASS D – THNDX, CLASS I – THNIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Albuquerque GRT, 0% due 7/1/2012 pre-refunded 7/1/2011 (1)	Aaa/AAA	$1,775,000	$1,552,752
Albuquerque GRT, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	194,137
Albuquerque Industrial, 5.15% due 4/1/2016 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	1,170,000	1,214,214
Albuquerque Industrial, 5.25% due 4/1/2017 (MCT Industries Inc.; LOC: Bank of the West) (AMT)	Aa3/NR	2,140,000	2,220,657
Albuquerque Joint Water & Sewage, 0% due 7/1/2008 (Insured: FGIC)	Aa2/NR	1,600,000	1,590,896
Albuquerque Joint Water & Sewage, 4.75% due 7/1/2008	Aa2/AAA	60,000	60,132
Albuquerque Municipal School District 12, 5.10% due 8/1/2014 pre-refunded 8/1/2008	Aa2/AA	760,000	768,482
Albuquerque Municipal School District 12, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,227,123
Albuquerque Refuse Removal & Disposal, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	438,199
Belen Gasoline Tax Improvement, 5.40% due 1/1/2011	NR/NR	505,000	506,505
Bernalillo County GRT, 5.50% due 10/1/2011 pre-refunded 10/01/2009	Aa3/AAA	495,000	521,002
Bernalillo County GRT, 5.25% due 10/1/2012	Aa3/AAA	1,000,000	1,096,480
Bernalillo County GRT, 5.75% due 10/1/2015 pre-refunded 10/01/2009	Aa3/AAA	2,000,000	2,112,420
Bernalillo County GRT, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,151,860
Bernalillo County GRT, 5.25% due 10/1/2022 (Insured: AMBAC)	Aaa/AAA	3,170,000	3,400,205
Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2)	Aa2/AAA	1,420,000	1,440,377
Chaves County GRT, 5.00% due 7/1/2017 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	1,000,000	1,057,940
Chaves County GRT, 5.05% due 7/1/2019 pre-refunded 7/1/2010 (Insured: FGIC)	A3/NR	735,000	778,387
Cibola County GRT, 5.875% due 11/1/2008 (Insured: AMBAC) (ETM)	Aaa/AAA	495,000	506,870
Cibola County GRT, 6.00% due 11/1/2010 (Insured: AMBAC) (ETM)	Aaa/AAA	555,000	604,251
Farmington Hospital, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	A3/NR	1,035,000	1,032,671
Farmington Hospital, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	A3/NR	570,000	567,059
Farmington Hospital, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	A3/NR	645,000	636,596
Farmington Hospital, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	A3/NR	2,325,000	2,196,148
Farmington PCR, 1.30% due 5/1/2024 put 4/1/2008 (LOC: Barclays Bank) (daily demand notes)	VMIG1/A-1+	500,000	500,000
Farmington PCR, 1.35% due 9/1/2024 put 4/1/2008 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	2,000,000	2,000,000
Farmington Utility Systems, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,475,206
Gallup PCR Tri-State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,562,024
Gallup PCR Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,110,000	2,258,671
Gallup PCR Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,757,675
Grant County Hospital Facility, 5.50% due 8/1/2009 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,310,000	1,347,951
Grant County Hospital Facility, 5.50% due 8/1/2010 (Gila Regional Medical Center; Insured: Radian)	NR/AA	1,385,000	1,456,397
Las Cruces School District GO, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,038,190
Los Alamos County Utility Systems, 5.00% due 7/1/2013 (Insured: FSA)	Aaa/AAA	1,265,000	1,381,203
New Mexico Finance Authority, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	264,993
New Mexico Finance Authority, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,244
New Mexico Finance Authority, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,481,187
New Mexico Finance Authority, 5.00% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	2,660,000	2,867,187
New Mexico Finance Authority, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	135,394
New Mexico Finance Authority, 5.25% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,094,930
New Mexico Finance Authority, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	151,183
New Mexico Finance Authority, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,579,527
New Mexico Finance Authority, 5.00% due 6/15/2018 (Insured: AMBAC)	Aaa/NR	2,915,000	3,080,805
New Mexico Finance Authority, 5.00% due 6/15/2019 (Insured: MBIA)	Aaa/NR	1,215,000	1,273,284
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: MBIA)	Aaa/AAA	1,625,000	1,706,656
New Mexico Finance Authority, 5.00% due 6/1/2020 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,050,250
New Mexico Finance Authority, 5.00% due 6/15/2020 (Insured: MBIA)	Aaa/NR	1,395,000	1,449,614
New Mexico Finance Authority, 5.00% due 6/15/2022 (Insured: MBIA)	Aaa/AAA	1,300,000	1,349,452
New Mexico Finance Authority, 5.00% due 6/15/2024 (Insured: MBIA)	Aaa/AAA	7,000,000	7,160,230

Certified Semi-Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Court Facilities Fee, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	$2,000,000	$2,174,880
New Mexico Finance Authority State Office Building Tax, 5.00% due 6/1/2014 pre-refunded 6/1/2011	Aa1/AAA	1,875,000	2,010,112
New Mexico Finance Authority State Transportation, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,300,361
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AAA	2,000,000	2,172,320
New Mexico Highway Commission Senior Tax, 5.50% due 6/15/2014	Aa2/AAA	2,000,000	2,148,580
New Mexico Highway Commission Tax, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AAA	5,000,000	5,252,300
New Mexico Hospital Equipment Loan Council, 4.80% due 8/1/2010 (Presbyterian Healthcare)	Aa3/AA-	500,000	522,185
New Mexico Hospital Equipment Loan Council, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare)	Aa3/AA-	5,205,000	5,752,202
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2017 (St.Vincent Hospital; Insured: Radian)	Aa3/NR	1,730,000	1,762,524
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2019 (St.Vincent Hospital; Insured: Radian)	Aa3/NR	1,000,000	1,002,940
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2021 (St.Vincent Hospital; Insured: Radian)	Aa3/NR	1,185,000	1,170,223
New Mexico Hospital Equipment Loan Council, 5.25% due 7/1/2025 (St.Vincent Hospital; Insured: Radian)	Aa3/NR	1,000,000	992,080
New Mexico Housing Authority Region III Multi Family Housing, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	Aaa/AAA	1,055,000	1,042,435
New Mexico MFA Forward Mortgage, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/AAA	160,000	165,307
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	817,090
New Mexico MFA Multi Family, 5.05% due 9/1/2027 (St. Anthony; Insured: FHA) (AMT)	NR/AAA	890,000	832,960
New Mexico MFA Multi Family, 6.05% due 7/1/2028 (Sandpiper Apartments; Insured: FHA) (AMT)	NR/AAA	2,335,000	2,352,816
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments; Collateralized: FNMA)	Aaa/NR	1,000,000	1,036,460
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments; Collateralized: FNMA)	Aaa/NR	1,910,000	1,979,639
New Mexico MFA Multi Family, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments; Collateralized: FNMA)	Aaa/NR	2,785,000	2,886,541
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	75,000	75,857
New Mexico MFA SFMR, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	135,000	138,464
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	190,000	192,284
New Mexico MFA SFMR, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	60,000	60,826
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	230,000	211,667
New Mexico MFA SFMR, 5.875% due 9/1/2020 (AMT)	NR/AAA	205,000	207,284
New Mexico MFA SFMR, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	395,000	399,701
New Mexico MFA SFMR, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	240,000	252,742
New Mexico State Highway Commission Infrastructure C, 5.00% due 6/15/2012 (ETM)	Aa2/AAA	1,000,000	1,082,620
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010 (ETM)	Aa2/AAA	255,000	269,517
New Mexico State Highway Commission Tax, 5.00% due 6/15/2010	Aa2/AAA	245,000	258,688
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010 pre-refunded 6/15/2008	Aa2/AAA	660,000	664,587
New Mexico State Highway Commission Tax, 5.125% due 6/15/2010	Aa2/AAA	3,695,000	3,714,103
New Mexico State University Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,088,350
New Mexico Supplemental Severance, 5.00% due 7/1/2008	Aa3/AA-	5,000,000	5,012,050
Rio Rancho GRT, 5.00% due 6/1/2014 (Insured: FGIC)	A1/AA-	955,000	1,032,966
Rio Rancho GRT, 5.00% due 6/1/2016 (Insured: FGIC)	A1/AA-	555,000	594,078
Rio Rancho GRT, 5.00% due 6/1/2022 (Insured: FGIC)	A1/AA-	1,000,000	1,021,060
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2014	A1/NR	400,000	429,468
San Juan County Gasoline Tax/Motor Vehicle Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,766,072
San Juan County GRT, 5.30% due 9/15/2009	A1/NR	215,000	220,145
San Juan County GRT, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,319,055
San Juan County GRT, 5.50% due 9/15/2016 pre-refunded 9/15/2011 (Insured: AMBAC)	Aaa/AAA	1,180,000	1,273,515

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
San Juan County GRT, 5.75% due 9/15/2021 pre-refunded 9/15/2011 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,111,290
Sandoval County Incentive Payment, 5.75% due 2/1/2010 (Intel Corp.)	NR/A+	370,000	373,400
Sandoval County Incentive Payment, 5.00% due 6/1/2020 (Intel Corp.)	NR/A+	4,390,000	4,529,997
Sandoval County Landfill Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,485,022
Sandoval County Landfill Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,384,555
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	786,813
Santa Fe County, 5.50% due 5/15/2015 (El Castillo Retirement)	NR/BBB-	1,250,000	1,263,075
Santa Fe County, 5.80% due 5/15/2018 (El Castillo Retirement)	NR/BBB-	1,835,000	1,835,404
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District)	NR/NR	1,780,000	1,853,728
Santa Fe County Charter School Foundation, 6.50% due 1/15/2026 (ATC Foundation)	NR/NR	1,000,000	944,590
Santa Fe County Charter School Foundation, 6.625% due 1/15/2036 (ATC Foundation)	NR/NR	1,030,000	956,798
Santa Fe County Correctional Systems, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,087,120
Santa Fe County Correctional Systems, 6.00% due 2/1/2027 (Insured: FSA)	Aaa/AAA	1,520,000	1,727,632
Santa Fe Educational Facilities, 5.40% due 3/1/2017 (St. John’s College)	NR/BBB+	1,215,000	1,215,450
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	60,000	60,799
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	90,000	90,133
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA) (AMT)	Aaa/NR	95,000	96,321
Taos County GRT, 4.25% due 10/1/2010 (Insured: Radian)	Aa3/NR	1,000,000	1,013,020
Taos County GRT, 4.75% due 10/1/2012 (ETM)	Baa1/NR	1,500,000	1,612,020
Taos Municipal School District 1, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	455,940
University of New Mexico, 5.25% due 6/1/2013	Aa3/AA	665,000	717,429
University of New Mexico, 5.25% due 6/1/2014	Aa3/AA	335,000	358,577
University of New Mexico, 5.00% due 6/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,743,848
University of New Mexico, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,301,725
University of New Mexico, 5.25% due 6/1/2016	Aa3/AA	645,000	690,395
University of New Mexico, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,851,757
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,946,125
University of New Mexico, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,285,452
University of New Mexico, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,045,470
University of New Mexico, 6.00% due 6/1/2021	Aa3/AA	610,000	699,426
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,145,132
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2017 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,138,020
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,117,460
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,152,430
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,150,720
University of New Mexico Hospital Mortgage Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,409,214
University of New Mexico Hospital Mortgage Bonds, 5.00% due 7/1/2020 (Insured FSA & FHA)	Aaa/AAA	500,000	521,335
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,043,740
Villa Hermosa Multi Family Housing, 5.85% due 11/20/2016 (Collateralized: GNMA) (AMT)	NR/AAA	1,105,000	1,127,918

TOTAL INVESTMENTS — 95.75% (Cost $190,190,514)			$194,420,950

OTHER ASSETS LESS LIABILITIES — 4.25%			8,624,744

NET ASSETS — 100.00%			$203,045,694

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

(1)	Segregated as collateral for a when-issued security.
(2)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
GRT	Gross Receipts Tax
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond

See notes to financial statements.

20    Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$1,020.50	$3.14
Hypothetical*	$1,000.00	$1,021.90	$3.14

†	Expenses are equal to the annualized expense ratio for the Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report    21

OTHER INFORMATION
Thornburg New Mexico Intermediate Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

22    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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24    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1 /2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    25

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH1408

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Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with an average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

2    This page is not part of the Semi-Annual Report.

Thornburg New York Intermediate Municipal Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s Class A shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio managers and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s 2008 Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

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Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index .

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive/less volatile portfolio.

Consumer Price Index – The Consumer Price Index (CPI) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Real Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality. This inflation-adjusted measure reflects the value of all goods and services produced in a given year, expressed in base-year prices. Often referred to as “constant-price GDP”, “inflation-corrected GDP” or “constant dollar GDP”.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government . These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report    5

Letter to Shareholders

George Strickland Co-Portfolio Manager Josh Gonze Co-Portfolio Manager Christopher Ihlefeld Co-Portfolio Manager

April 14, 2008

Dear Fellow Shareholder:

We are pleased to present the Semi-Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Class A shares decreased by 3 cents per share to $12.27 during the six months ended March 31, 2008. If you were with us for the entire period, you received dividends of 22.1 cents per share. If you reinvested your dividends, you received 22.3 cents per share.

The past six months have been extraordinary in the capital markets. All bonds, including municipals, have been buffeted by the mortgage storm and its aftermath. In the rubble lies opportunity for unlevered investors like us. We are proud of our performance during this difficult period, and we welcome the accolades we have earned. In April 2008, Thornburg Investment Management received the 2008 Lipper Fund Award for Best Fixed-Income Fund Family.

What makes our recent strong performance remarkable is that it occurred during the collapse of the mortgage market and the subsequent bank liquidity crisis. For years, leveraged investors have distorted prices in the bond market. In contrast with old-fashioned cash investors like ourselves, leveraged players tended to pay more for bonds because their borrowed funding and copious use of hedges allowed them to ignore the rules of fundamental bond investing. But in the last six months, banks curtailed lending, the auction-rate securities market crumpled, and hedges had to unwind.

Mortgage-backed securities began collapsing in August 2007. We were largely unscathed because we had minimal exposure to this sector. Risk models created by rating agencies failed to provide for the possibility of a broad increase in mortgage delinquencies. Banks and investors who held mortgage bonds took unprecedented write-downs, essentially admitting the bonds cannot recover. All of the bond insurers, to varying degrees, had written credit default swaps against mortgages, and now some bond insurers have been stripped of their AAA ratings. Banks have curtailed lending as they struggle to reduce the size of their balance sheets.

Today’s economic picture is one of stagnating economic activity combined with accelerating inflation. Inflation is running around 4%, as measured by the CPI. Home sales and construction starts are depressed. Recent reports for real GDP indicate the economy is nearly flat with a 0.60% growth rate. Recent job reports show three consecutive months of declining payrolls, so we believe there is little question that the U.S. is in a mild recession. We expect the bipartisan $168 billion stimulus package to be ineffective.

The Fed has lowered the Fed Funds Rate by 3% since September 2007 to 2.25%, with further rate cuts anticipated. Low interest rates ordinarily halt downward economic trends by prompting more lending, borrowing, and spending. However, banks currently are focused on reducing assets, not creating new assets, so low interest rates are failing to translate into economic activity.

The decline of the dollar is both a signal and a cause of economic weakness. Our currency continues its long-term downward trend as investors, both foreign and domestic, shift their portfolios to hold more assets denominated in currencies other than the dollar. Dollardenominated assets are undermined by accelerating U.S. inflation and negative real interest rates on Treasury bonds.

6    Certified Semi-Annual Report

On the positive side, the yield curve has been steepening, which will support a rebound in bank profits. The municipal yield curve’s newly steep direction has pivoted around the year 2016. Since the beginning of January, bonds maturing prior to 2016 have declined in yield (risen in price), while bonds maturing after 2016 have risen in yield (declined in price). The flight to quality has pushed Treasury yields down sharply, with the result that the ratios of municipal-to-Treasury yields were at an all-time high. In the last six months we have purchased tax-exempt bonds at yields ranging from 120% to 200% of equivalent maturity Treasuries.

% of portfolio maturing			Cumulative % maturing
2 years	=	5.9%	Year 2	=	5.9%
2 to 4 years	=	15.8%	Year 4	=	21.7%
4 to 6 years	=	9.0%	Year 6	=	30.7%
6 to 8 years	=	9.4%	Year 8	=	40.1%
8 to 10 years	=	18.6%	Year 10	=	58.7%
10 to 12 years	=	10.4%	Year 12	=	69.1%
12 to 14 years	=	8.6%	Year 14	=	77.7%
14 to 16 years	=	6.9%	Year 16	=	84.6%
16 to 18 years	=	3.3%	Year 18	=	87.9%
Over 18 years	=	12.1%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 3/31/08.

Meanwhile, quality spreads (the difference in yield between the highest quality bonds and lower quality bonds) have been wide in the last several months. Some investors, who were previously comfortable taking credit risk at very tight spreads to AAA rated bonds, suddenly became a lot less com-fortable. Those who sold typically had to sell their bonds at significantly wider spreads than those that prevailed earlier in the year. This led to an environment where investors could finally be compensated for taking incremental credit risk in bonds rated lower than AAA. We have been a beneficiary of this trend. When the credit-spread widening started, we were underweighted in BBB and A-rated bonds. As spreads doubled and tripled from their levels of mid-2007, we increased the Fund’s allocation to bonds rated below AA.

The Class A shares of your Fund produced a total return of 1.57% over the six-months ended March 31, 2008, compared to a 2.25% return for the Merrill Lynch 7-12 Year Municipal Bond Index. Over the six-month period, shorter bonds have outperformed longer bonds. The Fund invests in a laddered portfolio of bonds that mature over the next eighteen years, with roughly 10% of the portfolio maturing in each two year period of the ladder, so a significant portion of the ladder extends past the 12-year maximum in the Index. Since longer bonds generally underperformed compared to bonds in the range of 7 to 12 years, the Fund underperformed the Index.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 36 municipal obligations. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart above describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We were able to take advantage of this past winter’s weakness to buy good bonds at attractive yields. We also slightly extended the portfolio’s sensitivity to interest rates. At September 30, 2007, the Fund’s ladder had an average maturity of 7.5 years and duration of 4.15 years. As the yield curve steepened, we invested further out on the ladder. Consequently, at March 31, 2008, the Fund had an average maturity of 8.52 years and duration of 4.37 years.

Looking forward, we do expect to see a weak U.S. economy through 2008. Until the housing and credit markets stabilize, the economy will be on shaky ground. At some point in 2009, we anticipate stabilization. Prior to that point, bond yields may rise to compensate investors for inflation. Rising bond yields may lead to a lower price for the Fund, but would allow us to take cash from maturing bonds and interest payments, and re-invest it at attractive levels.

Certified Semi-Annual Report    7

Letter to Shareholders

Continued

New York state tax revenues have slowed with a weakened state economy. However, in April the state legislature approved a $122 billion budget, increasing spending by 5%. The budget relies upon $1.5 billion in new revenue generated by closing tax loopholes and expanding taxes and fees. We expect the depressed housing market and slower economic growth to create a tougher environment for municipal bonds to show further credit improvement. We believe it is prudent to keep overall credit quality high in the current environment. Your Fund is broadly diversified and 92% invested in bonds rated A or above by at least one of the major rating agencies.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland	Josh Gonze	Christopher Ihlefeld
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $30,006,818) (Note 2)	$30,591,051
Cash	333,643
Receivable for fund shares sold	112,138
Interest receivable	372,985
Prepaid expenses and other assets	502

Total Assets	31,410,319

LIABILITIES
Payable for fund shares redeemed	5,503
Payable to investment advisor and other affiliates (Note 3)	21,545
Accounts payable and accrued expenses	25,114
Dividends payable	27,147

Total Liabilities	79,309

NET ASSETS	$31,331,010

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(14,300)
Net unrealized appreciation on investments	584,233
Accumulated net realized gain (loss)	(35,223)
Net capital paid in on shares of beneficial interest	30,796,300

$31,331,010

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($31,331,010 applicable to 2,554,489 shares of beneficial interest outstanding - Note 4)	$12.27
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.52

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENT OF OPERATIONS
Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $64,513)	$732,729

EXPENSES:
Investment advisory fees (Note 3)	79,954
Administration fees (Note 3)	19,989
Distribution and service fees (Note 3)	39,977
Transfer agent fees	9,790
Registration and filing fees	146
Custodian fees (Note 3)	9,834
Professional fees	11,867
Accounting fees	429
Trustee fees	297
Other expenses	3,501

Total Expenses	175,784
Less:
Management fees waived by investment advisor (Note 3)	(15,004)
Fees paid indirectly (Note 3)	(2,471)

Net Expenses	158,309

Net Investment Income	574,420

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	14,032
Net change in unrealized appreciation (depreciation) of investments	(90,171)

Net Realized and Unrealized Loss	(76,139)

Net Increase in Net Assets Resulting From Operations	$498,281

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$574,420	$1,247,732
Net realized gain on investments	14,032	22,961
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(90,171)	(275,765)

Net Increase (Decrease) in Net Assets Resulting from Operations	498,281	994,928

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(574,420)	(1,247,732)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(1,609,054)	(1,580,052)

Net Decrease in Net Assets	(1,685,193)	(1,832,856)

NET ASSETS:
Beginning of period	33,016,203	34,849,059

End of period	$31,331,010	$33,016,203

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund, to the shareholders. Therefore, no provision for federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2008, the Advisor voluntarily waived investment advisory fees of $15,004. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $2,471. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	191,811	$2,365,986	455,331	$5,595,138
Shares issued to shareholders in reinvestment of dividends	32,080	394,064	70,407	865,914
Shares repurchased	(354,176)	(4,369,104)	(656,314)	(8,041,104)

Net Increase (Decrease)	(130,285)	$(1,609,054)	(130,576)	$(1,580,052)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,540,345 and $2,784,802, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$30,006,818

Gross unrealized appreciation on a tax basis	$628,874
Gross unrealized depreciation on a tax basis	(44,641)

Net unrealized appreciation (depreciation) on investments (tax basis)	$584,233

At March 31, 2008, the Fund had tax basis capital losses of $49,255, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses will expire September 30, 2014.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

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FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30,			Three Months Ended Sept. 30, 2004(a)	Year Ended June 30,
		2007	2006	2005		2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.30	$12.38	$12.44	$12.64	$12.46	$12.86	$12.63

Income from investment operations:
Net investment income (loss)	0.22	0.46	0.45	0.42	0.10	0.45	0.51
Net realized and unrealized gain (loss) on investments	(0.03)	(0.08)	(0.06)	(0.20)	0.18	(0.40)	0.25

Total from investment operations	0.19	0.38	0.39	0.22	0.28	0.05	0.76

Less dividends from:
Net investment income	(0.22)	(0.46)	(0.45)	(0.42)	(0.10)	(0.45)	(0.51)
Net realized gains	—	—	—	—	—	—	(0.02)

Total dividends	(0.22)	(0.46)	(0.45)	(0.42)	(0.10)	(0.45)	(0.53)

Change in net asset value	(0.03)	(0.08)	(0.06)	(0.20)	0.18	(0.40)	0.23

NET ASSET VALUE, end of period	$12.27	$12.30	$12.38	$12.44	$12.64	$12.46	$12.86

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.57		3.13	3.23	1.73	2.26		0.36	6.16
Ratios to average net assets:
Net investment income (loss) (%)	3.59	(c)	3.74	3.66	3.31	3.19	(c)	3.51	4.02
Expenses, after expense reductions (%)	1.01	(c)	1.01	1.01	1.00	0.99	(c)	0.99	0.93
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.99	0.99	0.99	0.99	(c)	0.99	0.93
Expenses, before expense reductions (%)	1.10	(c)	1.11	1.11	1.12	1.18	(c)	1.11	1.10
Portfolio turnover rate (%)	8.29		14.91	15.38	28.70	4.27		13.46	15.57
Net assets at end of period (thousands)	$31,331		$33,016	$34,849	$41,375	$45,543		$42,551	$39,764

(a)	The Fund’s fiscal year-end changed to September 30.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    15

SCHEDULE OF INVESTMENTS
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A - 885-215-665

NASDAQ SYMBOLS: CLASS A - THNYX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst IDA Civic Facility, 5.75% due 4/1/2015 (Insured: ACA)	NR/NR	$465,000	$475,644
Dutchess County IDA, 5.00% due 8/1/2021 (Bard College)	A3/NR	1,100,000	1,126,301
Hempstead IDA Resource Recovery, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel)	Baa3/BB+	1,000,000	996,690
Monroe County IDA, 6.45% due 2/1/2014 (DePaul Community Facility; Insured: SONYMA)	Aa1/NR	640,000	648,173
Monroe County IDA, 5.375% due 6/1/2017 (St. John Fisher College; Insured: Radian)	NR/AA	700,000	716,016
Nassau Health Care Corp., 6 .00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	400,000	429,464
New York City GO, 6.75% due 2/1/2009 (Insured: MBIA-IBC)	Aaa/AAA	950,000	988,589
New York City GO, 5.00% due 8/1/2018	Aa3/AA	1,000,000	1,044,200
New York City GO, 5.00% due 8/1/2025	Aa3/AA	400,000	403,836
New York City Municipal Water Finance Authority, 5.75% due 6/15/2013 (ETM)	Aaa/AAA	1,000,000	1,047,780
New York City Transitional Finance Authority, 5.25% due 8/1/2016 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,068,590
New York City Transitional Finance Authority, 5.00% due 11/1/2020	Aa1/AAA	1,000,000	1,049,570
New York City Trust Cultural Resources, 5.75% due 7/1/2014 (Museum of American Folk Art; Insured: ACA)	NR/NR	920,000	930,755
New York Convention Center Development Corp. Hotel Unit Fee, 5.00% due 11/15/2017 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,061,590
New York Dormitory Authority, 5.25% due 7/1/2010 (D’Youville College; Insured: Radian)	NR/AA	350,000	362,047
New York Dormitory Authority, 5.25% due 7/1/2011 (D’Youville College; Insured: Radian)	NR/AA	370,000	386,006
New York Dormitory Authority, 5.00% due 7/1/2016 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	400,000	436,064
New York Dormitory Authority, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center; Insured: SONYMA)	Aa1/NR	1,000,000	1,051,360
New York Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B Hucles Nursing Home; Insured: SONYMA)	Aa1/NR	1,000,000	1,020,930
New York Dormitory Authority Health Quest Systems, 5.25% due 7/1/2027 (Insured: Assured Guaranty)	Aaa/AAA	500,000	508,015
New York Dormitory Authority Lease, 5.25% due 8/15/2013 (Master Boces; Insured: FSA)	Aaa/AAA	1,000,000	1,066,810
New York Dormitory Authority Mental Health Services, 5.00% due 2/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,080,920
New York Dormitory Authority Mental Health Services, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,085,000	1,186,664
New York Dormitory Authority Personal Income Tax, 5.50% due 3/15/2012	Aa3/AAA	1,000,000	1,098,770
New York Dormitory Authority Personal Income Tax, 5.00% due 3/15/2019 (Insured: FSA)	Aaa/AAA	1,000,000	1,071,470
New York Environmental Facilities Corp. PCR Water, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	401,508
New York State Thruway Authority General, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,065,050
New York State Thruway Authority Highway & Bridge Trust Fund, 5.00% due 4/1/2022	NR/AA	1,000,000	1,046,180
Newark Wayne Community Hospital, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,335,000	1,336,949
Oneida County IDA, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	375,000	389,783
Oneida County IDA, 6.10% due 6/1/2020 (Presbyterian Home for central NY; LOC: HSBC Bank USA)	Aa2/NR	450,000	468,248
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: FSA)	Aaa/AAA	1,000,000	1,049,540
Port Chester IDA, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation; Collateralized: FNMA)	NR/AAA	750,000	784,755
Puerto Rico Electric Power Authority, 5.375% due 7/1/2017 (Insured: XLCA)	A3/A-	1,045,000	1,122,894
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2025	Aa2/AA-	1,410,000	1,445,659
Utica IDA Civic Facility, 5.25% due 7/15/2016 (Munson Williams Proctor Institute)	A1/NR	210,000	224,231

TOTAL INVESTMENTS — 97.64% (COST $ 30,006,818)			$30,591,051
OTHER ASSETS LESS LIABILITIES — 2.36%			739,959

NET ASSETS — 100.00%			$31,331,010

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

Footnote Legend

† Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
IDA	Industrial Development Authority
LOC	Letter of Credit
MBIA	Insured by Municipal Bond Investors Assurance
MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates
PCR	Pollution Control Revenue Bond
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

See notes to financial statements.

Certified Semi-Annual Report    17

EXPENSES EXAMPLE
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A shares
Actual	$1,000.00	$1,015.70	$4.99
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18    Certified Semi-Annual Report

OTHER INFORMATION
Thornburg New York Intermediate Municipal Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    19

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

20    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information .

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor .

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    21

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund n Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg	Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    23

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

You invest in the future, without spending a dime.

Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200 TH1069

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Limited Term Income Funds

Semi-Annual Report – March 31, 2008

LIPPER FUND AWARDS
USA 2008
Thornburg Investment Management
BEST FIXED-INCOME FUND FAMILY
among 41 Large fund families

Fund family award was based on risk-adjusted returns for the three-year period ended 12/31/07. The Funds may not have ranked number one in their categories.

Thornburg Limited Term Income Funds

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report	3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for Class I or Class R3 shares.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Investments in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ Prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

4	Certified Semi-Annual Report

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, less volatile portfolio.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps).

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report	5

Letter to Shareholders

Jason Brady, CFA Portfolio Manager

April 3, 2008

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended March 31, 2008. The net asset value of a Class A share of the Thornburg Limited Term U.S. Government Fund increased 48 cents in the period to $13.45. If you were invested for the entire period, you received dividends of 22.1 cents per share. If you reinvested your dividends, you received 22.3 cents per share. The net asset value of a Class A share of the Thornburg Limited Term Income Fund increased 20 cents in the period to $12.60. If you were invested for the entire period, you received dividends of 26.6 cents per share. If you reinvested your dividends, you received 26.9 cents per share. Please examine the accompanying exhibits for more detailed information and history.

The yield on U.S. Treasuries mainly moved lower over the course of the past six months, with the continued “steepening” of the yield curve being a significant driver of U.S. dollar denominated bond returns. The two-year U.S. Treasury moved from a 3.99% yield to a 1.65% yield over the course of the past six months, while the ten-year U.S. Treasury moved from a 4.59% yield to a 3.53% yield. As you can see, relatively, front end securities moved much lower in yield than longer term securities. This movement was primarily the result of a slowing in the U.S. economy and the corresponding actions of the Federal Reserve to lower the Fed Funds Rate. The Federal Reserve Open Market Committee (FOMC) has aggressively lowered the Fed Funds Rate to 2.25%. That change in policy was largely due to falling home prices, a significant dislocation of global credit markets and the attendant lack of liquidity. Furthermore, writedowns at major financial institutions escalated during the past six months and for now are an important and destabilizing part of the capital markets landscape. Credit spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) continued to widen and in some asset classes, have moved to levels not seen since the recession of 2001-2002 while other asset classes have moved to levels never seen before. As discussed in the last shareholder letter, I believe that we have entered into a period of increased volatility. While that volatility increase has the attendant effect of increasing opportunity, it also increases the potential for losses. In this environment, we are getting paid more for taking risk than in the past, though that doesn’t mean that any risk-taking will be rewarded.

Putting income and change in price together, the Class A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 5.44% over the six-month period, assuming a beginning-of-period investment at the net asset value. The Lehman Brothers Intermediate Government Bond Index produced a 7.61% total return over the same time period. The Class A shares of the Thornburg Limited Term Income Fund produced a total return of 3.78% over the six-month period, assuming a beginning of period investment at the net asset value. The Lehman Brothers Intermediate Government/Credit Bond Index produced a 5.99% total return over the same time period. Both Lehman indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations slightly shorter than the Indices during the past six months and as a result failed to take advantage of some of the price increases due to U.S. Treasury yield decreases. In addition, the Thornburg Limited Term Income Fund, while maintaining a very high (AA) average credit rating, holds a smaller proportion of U.S. Treasury securities than the Index. In a time of widening credit spreads, U.S. Treasuries outperformed lower rated securities. However, Thornburg’s laddered portfolio strategy and prudent credit selection (within the Income Fund) continue to benefit the Fund. Turbulent times certainly can shine a bright light on some of the darker corners of a portfolio which develop as a result of poor risk management or an unchecked “reach for yield” mentality. The discipline inherent in Thornburg’s investment approach has served us well in this regard. I remain quite comfortable with our holdings and believe that over time each investment will yield satisfactory results, and in aggregate, position the Funds well for continued positive returns.

6	Certified Semi-Annual Report

The recent volatility in the marketplace underlines the importance of high quality bonds in a fixed income portfolio allocation. The Funds are meant to have a low correlation with equities and as such can play a valuable diversifying role in addition to paying a reasonable income relative to their risks. Though periods of volatility have been relatively short over the course of the past several years, and credit spreads have remained fairly well behaved, there is no rule that says this must continue to be the case. Similarly, stock markets have generally advanced at a steady rate over the past couple of decades. However, the past several months have shown that volatility is alive and well.

While six months ago I wrote to you that we would continue to maintain conservative portfolios, the momentous dislocations that are occurring in the marketplace have begun to present interesting opportunities. I believe that financial markets may very well get worse before they get better, and that the road to recovery will almost certainly be a bumpy one. However, there are quite a large number of fundamentally sound bonds which are selling for attractive yields. In this type of environment, we will be marginally increasing our risk exposure to go where we see value. That said, I continue to subscribe to the philosophy that high quality bond funds should represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns.

No matter the direction of interest rates, or credit spreads in the near term, I believe your Funds are well positioned to achieve their longer term goals. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed to provide, in our opinion, the best risk-adjusted bond returns over time. Intermediate bonds can provide stability to the underlying principal; they can provide income for your portfolio, and over time they have provided an attractive return versus money market instruments. Keep in mind that when the yield curve steepens, with two-year rates significantly below ten-year rates, the laddered portfolio strategy of an average intermediate duration will potentially be able to provide you significantly better returns than a cash or money market investment.

Thank you very much for investing in these Funds. I feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who are looking for a conservative income vehicle. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA Portfolio Manager

Certified Semi-Annual Report	7

STATEMENTS OF ASSETS AND LIABILITIES
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $154,800,071 and $305,520,801, respectively) (Note 2)	$159,526,991	$308,486,967
Cash	15,855,891	224,509
Receivable for investments sold	—	110,000
Principal receivable	1,042	—
Receivable for fund shares sold	820,238	780,656
Interest receivable	1,360,472	3,130,222
Prepaid expenses and other assets	36,025	30,109

Total Assets	177,600,659	312,762,463

LIABILITIES
Payable for securities purchased	1,458,975	3,154,225
Payable for fund shares redeemed	445,682	445,438
Payable to investment advisor and other affiliates (Note 3)	111,372	189,847
Accounts payable and accrued expenses	59,457	159,405
Dividends payable	88,563	245,714

Total Liabilities	2,164,049	4,194,629

NET ASSETS	$175,436,610	$308,567,834

NET ASSETS CONSIST OF:
Undistributed net investment income	$30,440	$29,903
Net unrealized appreciation on investments	4,726,920	2,966,166
Accumulated net realized gain (loss)	(1,649,891)	(5,571,261)
Net capital paid in on shares of beneficial interest	172,329,141	311,143,026

	$175,436,610	$308,567,834

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($106,339,578 and $137,072,338 applicable to 7,908,477 and 10,881,711 shares of beneficial interest outstanding – Note 4)	$13.45	$12.60
Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum offering price per share	$13.65	$12.79

Class B Shares:
Net asset value and offering price per share * ($3,043,417 applicable to 226,837 shares of beneficial interest outstanding – Note 4)	$13.42	$—

8	Certified Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class C Shares:
Net asset value and offering price per share * ($40,154,658 and $46,799,951 applicable to 2,968,272 and 3,721,293 shares of beneficial interest outstanding – Note 4)	$13.53	$12.58

Class I Shares:
Net asset value, offering and redemption price per share ($20,052,898 and $117,031,890 applicable to 1,491,390 and 9,289,870 shares of beneficial interest outstanding – Note 4)	$13.45	$12.60

Class R3 Shares:
Net asset value, offering and redemption price per share ($5,846,059 and $7,663,655 applicable to 434,497 and 608,043 shares of beneficial interest outstanding – Note 4)	$13.45	$12.60

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report	9

STATEMENTS OF OPERATIONS
Thornburg Limited Term Income Funds	Six Months Ended March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $298,398 and $216,951, respectively)	$3,279,955	$7,899,561

EXPENSES:
Investment advisory fees (Note 3)	287,088	755,637
Administration fees (Note 3)
Class A Shares	60,857	87,139
Class B Shares	1,691	0
Class C Shares	19,622	26,853
Class I Shares	4,180	28,262
Class R3 Shares	3,077	4,261
Distribution and service fees (Note 3)
Class A Shares	121,714	174,278
Class B Shares	13,563	0
Class C Shares	157,748	215,393
Class R3 Shares	12,349	17,074
Transfer agent fees
Class A Shares	48,229	78,338
Class B Shares	2,288	0
Class C Shares	16,152	27,115
Class I Shares	6,889	29,885
Class R3 Shares	2,442	3,628
Registration and filing fees
Class A Shares	7,513	9,198
Class B Shares	7,284	0
Class C Shares	7,689	7,776
Class I Shares	7,469	9,325
Class R3 Shares	8,139	8,358
Custodian fees (Note 3)	27,956	42,244
Professional fees	14,626	22,138
Accounting fees	2,446	5,706
Trustee fees	1,188	2,196
Other expenses	15,693	33,494

Total Expenses	857,892	1,588,298
Less:
Expenses reimbursed by investment advisor (Note 3)	(17,122)	(107,305)
Distribution fees waived (Note 3)	(78,874)	(107,697)
Fees paid indirectly (Note 3)	(2,591)	(4,874)

Net Expenses	759,305	1,368,422

Net Investment Income	$2,520,650	$6,531,139

10	Certified Semi-Annual Report

STATEMENTS OF OPERATIONS, CONTINUED
Thornburg Limited Term Income Funds	Six Months Ended March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$298,193	$779,745
Net change in unrealized appreciation (depreciation) on investments	5,106,444	3,900,419

Net Realized and Unrealized Gain on Investments	5,404,637	4,680,164

Net Increase in Net Assets Resulting From Operations	$7,925,287	$11,211,303

See notes to financial statements.

Certified Semi-Annual Report	11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,520,650	$4,476,842
Net realized gain (loss) on investments	298,193	(1,130,360)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	5,106,444	3,591,635

Net Increase (Decrease) in Net Assets Resulting from Operations	7,925,287	6,938,117

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,628,250)	(3,111,314)
Class B Shares	(27,777)	(43,700)
Class C Shares	(480,174)	(730,241)
Class I Shares	(303,422)	(557,507)
Class R3 Shares	(81,027)	(134,180)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	11,283,263	(16,914,982)
Class B Shares	365,645	69,320
Class C Shares	13,546,469	19,577
Class I Shares	3,488,230	797,088
Class R3 Shares	1,274,357	730,067

Net Increase (Decrease) in Net Assets	35,362,601	(12,937,755)

NET ASSETS:
Beginning of period	140,074,009	153,011,764

End of period	$175,436,610	$140,074,009

Undistributed net investment income	$30,440	$30,440

*	Unaudited.

See notes to financial statements.

12	Certified Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$6,531,139	$13,360,036
Net realized gain (loss) on investments	779,745	(2,488,007)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	3,900,419	3,252,405

Net Increase (Decrease) in Net Assets Resulting from Operations	11,211,303	14,124,434

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,951,990)	(7,108,149)
Class C Shares	(857,096)	(1,590,499)
Class I Shares	(2,577,484)	(4,559,897)
Class R3 Shares	(144,569)	(201,476)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(20,212,867)	(35,890,344)
Class C Shares	5,414,092	(3,689,930)
Class I Shares	11,798,120	(8,312,790)
Class R3 Shares	1,377,277	2,841,946

Net Increase (Decrease) in Net Assets	3,056,786	(44,386,705)

NET ASSETS:
Beginning of period	305,511,048	349,897,753

End of period	$308,567,834	$305,511,048

Undistributed net investment income	$29,903	$29,903

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital. As a secondary objective, the Funds seek to reduce expected changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. Quotations for any foreign debt securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Funds, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have

14	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $754, $1,928, $1,674, and $12,766 for the Class B, C, I, and R3 shares, respectively, of the Government Fund and $54,184, $24,761, $9,481, and $18,879 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Funds that they earned net commissions aggregating $22 from the sale of Class A shares of the Government Fund, reimbursed $117 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $6,754 and $2,124 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the

Certified Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statements of Operations. Distribution fees of $78,874 and $107,697, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2008, fees paid indirectly were $2,591 for the Government Fund and $4,874 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,767,318	$23,478,087	1,276,492	$16,340,009
Shares issued to shareholders in reinvestment of dividends	99,347	1,318,723	190,598	2,442,071
Shares repurchased	(1,020,058)	(13,513,547)	(2,790,433)	(35,697,062)

Net Increase (Decrease)	846,607	$11,283,263	(1,323,343)	$(16,914,982)

Class B Shares
Shares sold	78,362	$1,043,307	67,148	$859,574
Shares issued to shareholders in reinvestment of dividends	1,531	20,259	2,341	29,948
Shares repurchased	(52,911)	(697,921)	(64,214)	(820,202)

Net Increase (Decrease)	26,982	$365,645	5,275	$69,320

Class C Shares
Shares sold	1,707,494	$22,874,454	805,083	$10,391,015
Shares issued to shareholders in reinvestment of dividends	27,775	371,428	44,908	578,910
Shares repurchased	(726,873)	(9,699,413)	(849,163)	(10,950,348)

Net Increase (Decrease)	1,008,396	$13,546,469	828	$19,577

16	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

GOVERNMENT FUND (cont.)	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	448,854	$5,966,128	449,065	$5,745,316
Shares issued to shareholders in reinvestment of dividends	18,450	244,938	36,249	464,437
Shares repurchased	(207,154)	(2,722,836)	(422,642)	(5,412,665)

Net Increase (Decrease)	260,150	$3,488,230	62,672	$797,088

Class R3 Shares
Shares sold	136,675	$1,822,102	202,447	$2,596,860
Shares issued to shareholders in reinvestment of dividends	5,890	78,276	10,191	130,690
Shares repurchased	(47,065)	(626,021)	(155,073)	(1,997,483)

Net Increase (Decrease)	95,500	$1,274,357	57,565	$730,067

INCOME FUND	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,694,041	$21,331,499	2,831,583	$34,951,535
Shares issued to shareholders in reinvestment of dividends	183,613	2,312,277	452,077	5,583,769
Shares repurchased	(3,500,228)	(43,856,643)	(6,196,310)	(76,425,648)

Net Increase (Decrease)	(1,622,574)	$(20,212,867)	(2,912,650)	$(35,890,344)

Class C Shares
Shares sold	863,080	$10,890,604	590,334	$7,262,571
Shares issued to shareholders in reinvestment of dividends	49,308	620,122	93,760	1,156,118
Shares repurchased	(484,818)	(6,096,634)	(982,996)	(12,108,619)

Net Increase (Decrease)	427,570	$5,414,092	(298,902)	$(3,689,930)

Class I Shares
Shares sold	2,121,244	$26,673,558	1,954,926	$24,120,287
Shares issued to shareholders in reinvestment of dividends	173,579	2,186,271	335,119	4,139,507
Shares repurchased	(1,355,012)	(17,061,709)	(2,957,329)	(36,572,584)

Net Increase (Decrease)	939,811	$11,798,120	(667,284)	$(8,312,790)

Class R3 Shares
Shares sold	216,364	$2,724,961	320,679	$3,961,502
Shares issued to shareholders in reinvestment of dividends	9,624	121,267	13,801	170,430
Shares repurchased	(117,045)	(1,468,951)	(104,551)	(1,289,986)

Net Increase (Decrease)	108,943	$1,377,277	229,929	$2,841,946

Certified Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $29,456,690 and $12,000,511, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $64,846,350 and $48,067,166, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$154,800,071	$305,575,391

Gross unrealized appreciation on a tax basis	$4,839,410	$6,590,238
Gross unrealized depreciation on a tax basis	(112,490)	(3,678,662)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,726,920	$2,911,576

At March 31, 2008, the Government Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2009	$674,873
2010	13,611
2014	3,770
2015	108,190

$800,444

At March 31, 2008, the Income Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391
2015	178,155

$3,862,624

As of March 31, 2008, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $1,147,640. For tax purposes, such losses will be reflected in the year ending September 30, 2008. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of March 31, 2008, the Income Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $2,433,792. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Funds, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Funds for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Funds have not identified any material effect on the Funds’ financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

18	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities, by the Funds, including how such activities are accounted for and any effect on the Funds’ financial position, performance, and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

Certified Semi-Annual Report	19

FINANCIAL HIGHLIGHTS
Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.97		$12.75	$12.76	$13.01	$13.23	$13.27
Income from investment operations:
Net investment income (loss)	0.22		0.40	0.37	0.32	0.35	0.47
Net realized and unrealized gain (loss) on investments	0.48		0.23	(0.01)	(0.24)	(0.22)	(0.04)
Total from investment operations	0.70		0.63	0.36	0.08	0.13	0.43
Less dividends from:
Net investment income	(0.22)		(0.41)	(0.37)	(0.33)	(0.35)	(0.47)
Change in net asset value	0.48		0.22	(0.01)	(0.25)	(0.22)	(0.04)

NET ASSET VALUE, end of period	$13.45		$12.97	$12.75	$12.76	$13.01	$13.23

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	5.44		5.03	2.87	0.66	1.04	3.29
Ratios to average net assets:
Net investment income (loss) (%)	3.34	(b)	3.13	2.90	2.50	2.72	3.53
Expenses, after expense reductions (%)	0.95	(b)	0.98	0.99	0.99	0.92	0.92
Expenses, after expense reductions and net of custody credits (%)	0.94	(b)	0.97	0.96	0.98	0.91	0.90
Expenses, before expense reductions (%)	0.95	(b)	0.99	0.99	0.99	0.92	0.92

Portfolio turnover rate (%)	8.28		43.35	7.47	18.00	12.39	35.06

Net assets at end of period (thousands)	$106,340		$91,561	$106,913	$138,422	$163,530	$176,876

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

20	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,				Period Ended Sept. 30, 2003(a)
			2007	2006	2005	2004
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.94		$12.72	$12.73	$12.98	$13.22	$13.12
Income from investment operations:
Net investment income (loss)	0.14		0.22	0.18	0.13	0.21	0.37
Net realized and unrealized gain (loss) on investments	0.48		0.23	(0.01)	(0.24)	(0.24)	0.10
Total from investment operations	0.62		0.45	0.17	(0.11)	(0.03)	0.47
Less dividends from:
Net investment income	(0.14)		(0.23)	(0.18)	(0.14)	(0.21)	(0.37)
Change in net asset value	0.48		0.22	(0.01)	(0.25)	(0.24)	0.10

NET ASSET VALUE, end of period	$13.42		$12.94	$12.72	$12.73	$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	4.78		3.55	1.32	(0.82)	(0.24)	3.60
Ratios to average net assets:
Net investment income (loss) (%)	2.05	(c)	1.73	1.41	1.03	1.65	2.93	(c)
Expenses, after expense reductions (%)	2.24	(c)	2.40	2.51	2.46	1.99	1.35	(c)
Expenses, after expense reductions and net of custody credits (%)	2.23	(c)	2.39	2.48	2.45	1.99	1.33	(c)
Expenses, before expense reductions (%)	2.29	(c)	2.63	3.21	2.86	2.74	3.32	(c)

Portfolio turnover rate (%)	8.28		43.35	7.47	18.00	12.39	35.06

Net assets at end of period (thousands)	$3,043 $		$2,586	$2,476	$1,875	$2,396	$3,073

(a)	Effective date of this class of shares was November 1, 2002.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	21

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.04		$12.83	$12.84	$13.09	$13.31	$13.35
Income from investment operations:
Net investment income (loss)	0.20		0.37	0.34	0.29	0.31	0.43
Net realized and unrealized gain (loss) on investments	0.49		0.22	(0.01)	(0.24)	(0.22)	(0.04)
Total from investment operations	0.69		0.59	0.33	0.05	0.09	0.39
Less dividends from:
Net investment income	(0.20)		(0.38)	(0.34)	(0.30)	(0.31)	(0.43)
Change in net asset value	0.49		0.21	(0.01)	(0.25)	(0.22)	(0.04)

NET ASSET VALUE, end of period	$13.53		$13.04	$12.83	$12.84	$13.09	$13.31

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	5.36		4.66	2.60	0.41	0.73	2.96
Ratios to average net assets:
Net investment income (loss) (%)	3.06	(b)	2.88	2.63	2.24	2.40	3.14
Expenses, after expense reductions (%)	1.22	(b)	1.25	1.26	1.25	1.24	1.24
Expenses, after expense reductions and net of custody credits (%)	1.22	(b)	1.24	1.23	1.24	1.24	1.22
Expenses, before expense reductions (%)	1.74	(b)	1.80	1.79	1.79	1.76	1.76

Portfolio turnover rate (%)	8.28		43.35	7.47	18.00	12.39	35.06

Net assets at end of period (thousands)	$40,155		$25,566	$25,132	$32,821	$43,404	$56,166

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

22	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.97		$12.75	$12.76	$13.01	$13.22	$13.27
Income from investment operations:
Net investment income (loss)	0.24		0.44	0.41	0.36	0.39	0.51
Net realized and unrealized gain (loss) on investments	0.48		0.23	(0.01)	(0.24)	(0.21)	(0.05)
Total from investment operations	0.72		0.67	0.40	0.12	0.18	0.46
Less dividends from:
Net investment income	(0.24)		(0.45)	(0.41)	(0.37)	(0.39)	(0.51)
Change in net asset value	0.48		0.22	(0.01)	(0.25)	(0.21)	(0.05)

NET ASSET VALUE, end of period	$13.45		$12.97	$12.75	$12.76	$13.01	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	5.60		5.35	3.19	0.95	1.37	3.51
Ratios to average net assets:
Net investment income (loss) (%)	3.63	(b)	3.45	3.22	2.82	2.95	3.77
Expenses, after expense reductions (%)	0.66	(b)	0.68	0.68	0.68	0.67	0.64
Expenses, after expense reductions and net of custody credits (%)	0.65	(b)	0.67	0.65	0.67	0.67	0.62
Expenses, before expense reductions (%)	0.68	(b)	0.74	0.78	0.80	0.77	0.82

Portfolio turnover rate (%)	8.28		43.35	7.47	18.00	12.39	35.06

Net assets at end of period (thousands)	$20,053		$15,963	$14,900	$16,075	$12,905	$13,085

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,				Period Ended Sept. 30, 2003(a)
			2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.97		$12.76	$12.77	$13.02	$13.23	$13.38
Income from investment operations:
Net investment income (loss)	0.22		0.40	0.37	0.34	0.37	0.17
Net realized and unrealized gain (loss) on investments	0.48		0.22	(0.01)	(0.25)	(0.21)	(0.15)
Total from investment operations	0.70		0.62	0.36	0.09	0.16	0.02
Less dividends from:
Net investment income	(0.22)		(0.41)	(0.37)	(0.34)	(0.37)	(0.17)
Change in net asset value	0.48		0.21	(0.01)	(0.25)	(0.21)	(0.15)

NET ASSET VALUE, end of period	$13.45		$12.97	$12.76	$12.77	$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	5.42		4.93	2.86	0.72	1.26	0.19
Ratios to average net assets:
Net investment income (loss) (%)	3.29	(c)	3.15	2.90	2.66	2.62	5.07	(c)
Expenses, after expense reductions (%)	0.99	(c)	1.00	1.00	0.93	0.91	1.15	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.99	0.97	0.91	0.91	1.15	(c)
Expenses, before expense reductions (%)	1.51	(c)	1.64	1.55	3.55	13.56	41,652.81	(c)(d)

Portfolio turnover rate (%)	8.28		43.35	7.47	18.00	12.39	35.06

Net assets at end of period (thousands)	$5,846		$4,398	$3,591	$3,008	$422	$—	(e)

(a)	Effective date of this class of shares was July 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Net assets at the end of the year were less than $1,000.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

24	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.40		$12.37	$12.51	$12.80	$12.99	$12.79
Income from investment operations:
Net investment income (loss)	0.27		0.50	0.50	0.46	0.43	0.51
Net realized and unrealized gain (loss) on investments	0.20		0.04	(0.14)	(0.28)	(0.19)	0.20
Total from investment operations	0.47		0.54	0.36	0.18	0.24	0.71

Less dividends from:
Net investment income	(0.27)		(0.51)	(0.50)	(0.47)	(0.43)	(0.51)
Change in net asset value	0.20		0.03	(0.14)	(0.29)	(0.19)	0.20

NET ASSET VALUE, end of period	$12.60		$12.40	$12.37	$12.51	$12.80	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	3.78		4.43	2.96	1.44	1.96	5.56
Ratios to average net assets:
Net investment income (loss) (%)	4.23	(b)	4.07	4.05	3.52	3.33	3.91
Expenses, after expense reductions (%)	0.99	(b)	1.00	1.00	1.00	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.99	(b)	0.99	0.99	0.99	0.99	0.99
Expenses, before expense reductions (%)	1.07	(b)	1.08	1.09	1.09	1.07	1.04

Portfolio turnover rate (%)	21.76		41.55	6.77	23.16	22.73	18.86

Net assets at end of period (thousands)	$137,072		$155,021	$190,670	$212,881	$230,256	$184,497

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.38		$12.35	$12.49	$12.78	$12.97	$12.77
Income from investment operations:
Net investment income (loss)	0.25		0.47	0.47	0.43	0.40	0.46
Net realized and unrealized gain (loss) on investments	0.20		0.03	(0.14)	(0.28)	(0.19)	0.20
Total from investment operations	0.45		0.50	0.33	0.15	0.21	0.66

Less dividends from:
Net investment income	(0.25)		(0.47)	(0.47)	(0.44)	(0.40)	(0.46)
Change in net asset value	0.20		0.03	(0.14)	(0.29)	(0.19)	0.20

NET ASSET VALUE, end of period	$12.58		$12.38	$12.35	$12.49	$12.78	$12.97

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	3.65		4.17	2.71	1.19	1.70	5.20
Ratios to average net assets:
Net investment income (loss) (%)	3.99	(b)	3.82	3.79	3.27	3.07	3.56
Expenses, after expense reductions (%)	1.24	(b)	1.24	1.25	1.25	1.25	1.33
Expenses, after expense reductions and net of custody credits (%)	1.24	(b)	1.24	1.24	1.24	1.24	1.33
Expenses, before expense reductions (%)	1.86	(b)	1.89	1.87	1.88	1.87	1.92

Portfolio turnover rate (%)	21.76		41.55	6.77	23.16	22.73	18.86

Net assets at end of period (thousands)	$46,800		$40,769	$44,361	$59,355	$65,398	$54,926

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

26	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.40		$12.37	$12.51	$12.80	$12.99	$12.79
Income from investment operations:
Net investment income (loss)	0.29		0.54	0.54	0.51	0.47	0.55
Net realized and unrealized gain (loss) on investments	0.20		0.04	(0.14)	(0.29)	(0.19)	0.20
Total from investment operations	0.49		0.58	0.40	0.22	0.28	0.75

Less dividends from:
Net investment income	(0.29)		(0.55)	(0.54)	(0.51)	(0.47)	(0.55)
Change in net asset value	0.20		0.03	(0.14)	(0.29)	(0.19)	0.20

NET ASSET VALUE, end of period	$12.60		$12.40	$12.37	$12.51	$12.80	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	3.95		4.76	3.30	1.77	2.29	5.89
Ratios to average net assets:
Net investment income (loss) (%)	4.56	(b)	4.39	4.38	3.85	3.64	4.23
Expenses, after expense reductions (%)	0.67	(b)	0.67	0.68	0.67	0.67	0.69
Expenses, after expense reductions and net of custody credits (%)	0.67	(b)	0.67	0.67	0.67	0.67	0.69
Expenses, before expense reductions (%)	0.69	(b)	0.72	0.72	0.72	0.72	0.76

Portfolio turnover rate (%)	21.76		41.55	6.77	23.16	22.73	18.86

Net assets at end of period (thousands)	$117,032		$103,530	$111,535	$99,396	$90,025	$59,473

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	27

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,				Period Ended Sept. 30, 2003(a)
			2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$12.40		$12.38	$12.52	$12.81	$12.99	$13.10
Income from investment operations:
Net investment income (loss)	0.27		0.50	0.50	0.48	0.45	0.17
Net realized and unrealized gain (loss) on investments	0.20		0.03	(0.14)	(0.30)	(0.18)	(0.11)
Total from investment operations	0.47		0.53	0.36	0.18	0.27	0.06

Less dividends from:
Net investment income	(0.27)		(0.51)	(0.50)	(0.47)	(0.45)	(0.17)
Change in net asset value	0.20		0.02	(0.14)	(0.29)	(0.18)	(0.11)

NET ASSET VALUE, end of period	$12.60		$12.40	$12.38	$12.52	$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	3.78		4.34	2.97	1.43	2.14	0.48
Ratios to average net assets:
Net investment income (loss) (%)	4.24	(c)	4.09	4.07	3.57	3.41	5.19	(c)
Expenses, after expense reductions (%)	0.99	(c)	0.99	1.00	1.00	0.98	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.99	0.99	0.99	0.98	1.25	(c)
Expenses, before expense reductions (%)	1.55	(c)	1.71	1.79	3.15	7.63	41,534.94	(c)(d)

Portfolio turnover rate (%)	21.76		41.55	6.77	23.16	22.73	18.86

Net assets at end of period (thousands)	$7,664		$6,191	$3,331	$2,162	$911	$—	(e)

(a)	Effective date of this class of shares was July 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Net assets at the end of the year were less than $1,000.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

28	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Limited Term U.S. Government Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-103, CLASS B – 885-215-848, CLASS C – 885-215-830, CLASS I – 885-215-699, CLASS R3 – 885-215-491

NASDAQ SYMBOLS: CLASS A – LTUSX, CLASS B – LTUBX, CLASS C – LTUCX, CLASS I – LTUIX, CLASS R3 – LTURX

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 34.22%
United States Treasury Notes, 2.625% due 5/15/2008	$9,000,000	$9,016,172
United States Treasury Notes, 5.50% due 5/15/2009	8,000,000	8,353,750
United States Treasury Notes, 3.625% due 1/15/2010	16,000,000	16,578,751
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,179,688
United States Treasury Notes, 3.625% due 5/15/2013	11,000,000	11,617,891
United States Treasury Notes, 4.75% due 5/15/2014	3,000,000	3,365,156
United States Treasury Notes, 4.875% due 8/15/2016	6,000,000	6,720,000
United States Treasury Notes, 4.625% due 2/15/2017	2,000,000	2,195,625

TOTAL U.S. TREASURY SECURITIES (Cost $57,273,704)		60,027,033

U.S. GOVERNMENT AGENCIES — 56.71%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	231,689
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,923,785
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,320,374
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	204,356
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	310,317
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	369,799
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	268,356
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,281,303
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,038,882
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	207,627
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,804,707
Federal Home Loan Bank, 4.125% due 8/13/2010	7,000,000	7,261,885
Federal Home Loan Mtg Corp., CMO Series 00246, 5.50% due 5/15/2034	1,392,429	1,429,991
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00% due 8/15/2022	902,696	902,696
Federal Home Loan Mtg Corp., CMO Series 1616 Class E, 6.50% due 11/15/2008	217,741	219,183
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50% due 4/15/2022	2,500,000	2,577,039
Federal Home Loan Mtg Corp., CMO Series 2592 Class PD, 5.00% due 7/15/2014	977,614	976,108
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00% due 8/15/2032	1,500,000	1,491,632
Federal Home Loan Mtg Corp., CMO Series 2764 Class UE, 5.00% due 10/15/2032	2,000,000	1,982,160
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00% due 2/15/2033	1,470,000	1,461,640
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,177,627	1,179,508
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	1,484,645	1,530,953
Federal Home Loan Mtg Corp., CMO Series 2901 Class UB, 5.00% due 3/15/2033	2,400,000	2,381,781
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	3,076,182
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50% due 11/15/2030	2,250,000	2,311,583
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	5,152,603
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,028,937
Federal Home Loan Mtg Corp., CMO Series 3216 Class NA, 6.00% due 5/15/2028	1,913,015	1,952,881
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50% due 10/15/2032	2,000,000	2,060,943
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00% due 1/15/2031	2,000,000	2,069,992
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50% due 12/15/2020	3,582,358	3,671,028
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	37,257	41,293
Federal Home Loan Mtg Corp., Pool # 1N1736, 5.43% due 4/1/2037	2,018,667	2,054,445
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	11,433	11,961
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	24,052	27,769
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	26,214	27,421

Certified Semi-Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term U.S. Government Fund	March 31, 2008 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	$34,527	$36,752
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	1,699	1,760
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,737,834
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	13,505	13,493
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	42,214	42,499
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	100,567	102,925
Federal National Mtg Assoc CMO Series 2003-92 Class KH, 5.00% due 3/25/2032	2,000,000	1,995,827
Federal National Mtg Assoc CMO Series 2004-35 Class CA, 4.00% due 12/25/2017	1,883,435	1,884,655
Federal National Mtg Assoc CMO Series 2007-42 Class YA, 5.50% due 1/25/2036	2,644,615	2,660,183
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	2,916,000	3,000,214
Federal National Mtg Assoc CPI Floating Rate Note, 5.221% due 2/17/2009	3,000,000	3,028,140
Federal National Mtg Assoc REMIC Series 2006-B1 Class AB, 6.00% due 6/25/2016	3,143,678	3,222,964
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	32,267	35,138
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	24,344	25,706
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	31,863	33,583
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	65,654	73,670
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	2,214	2,250
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	16,977	17,194
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	25,551	28,587
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	18,392	19,388
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	23,402	24,716
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	3,252	3,268
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	10,143	10,217
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	22,943	23,564
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	50,508	52,095
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	131,991	138,029
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	2,272	2,310
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	14,061	14,399
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	4,073	4,076
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	22,723	23,399
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	263,345	282,185
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	2,291	2,381
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	596,990	619,632
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,018,556	1,019,781
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,060,165	3,074,023
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	128,972	139,364
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	96,012	101,590
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	138,421	140,966
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	44,020	45,447
Federal National Mtg Assoc, Pool # 895572, 5.664% due 6/1/2036	3,195,525	3,281,871
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	114,022	114,008
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	47,183	50,711
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	13,938	14,052
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	16,182	16,629
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	18,913	19,470
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	21,887	22,607
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	34,954	35,984
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	30,135	31,994
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	56,361	59,725
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	633	636
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	52,982	55,197
Overseas Private Investment Corp., 4.10% due 11/15/2014 (1)	1,752,000	1,812,619
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,501,040

30	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term U.S. Government Fund	March 31, 2008 (Unaudited)

Issuer-Description	Principal Amount	Value
Private Export Funding Corp., 4.974% due 8/15/2013	$2,700,000	$2,906,123
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,196,116
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	850,000	854,163

TOTAL U.S. GOVERNMENT AGENCIES (Cost $97,526,367)		99,499,958

TOTAL INVESTMENTS — 90.93% (Cost $154,800,071)		$159,526,991
OTHER ASSETS LESS LIABILITIES — 9.07%		15,909,619

NET ASSETS — 100.00%		$175,436,610

Footnote Legend

(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation.
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

SUMMARY OF TYPES OF HOLDINGS

Certified Semi-Annual Report	31

SCHEDULE OF INVESTMENTS
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-509, CLASS C – 885-215-764, CLASS I – 885-215-681, CLASS R3 – 885-215-483

NASDAQ SYMBOLS: CLASS A – THIFX, CLASS C – THICX, CLASS I – THIIX, CLASS R3 – THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 2.88%
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	$1,000,000	$1,020,937
United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	1,000,000	1,138,750
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	6,000,000	6,720,000

TOTAL U.S. TREASURY SECURITIES (Cost $8,068,192)			8,879,687

U.S. GOVERNMENT AGENCIES — 6.72%
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,103
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	303,293
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	253,752
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	203,058
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	76,631
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	3,048,154
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	88,305
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,177,627	1,179,508
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,057,874
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	9,227	9,516
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	14,246	14,655
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	14,486	14,878
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,295,518	2,289,965
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	121,699	125,896
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	29,267	29,989
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	456,047	462,030
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	Aaa/AAA	3,000,000	3,086,640
Federal National Mtg Assoc CPI Floating Rate Note, 5.221% due 2/17/2009	Aaa/AAA	5,000,000	5,046,900
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	23,226	25,129
Government National Mtg Assoc, Pool # 827148, 6.375% due 2/20/2024	Aaa/AAA	37,150	38,036
Small Business Administration, 4.638% due 2/10/2015	NR/NR	2,323,159	2,318,390

TOTAL U.S. GOVERNMENT AGENCIES (Cost $20,554,378)			20,747,702

ASSET BACKED SECURITIES — 12.67%
BANKS — 4.24%
COMMERCIAL BANKS — 3.91%
Wachovia Bank Commercial Mtg Trust Series 2005-C21 Class A-4, 5.21% due 10/15/2044	Aaa/AAA	5,000,000	4,512,950
Wachovia Bank Commercial Mtg Trust Series 2005-C22 Class A-4, 5.266% due 12/15/2044	Aaa/AAA	5,000,000	4,654,997
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.545% due 2/25/2035	Aa2/AA	999,259	796,043
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.684% due 3/25/2035	NR/NR	1,071,707	847,339
Wells Fargo Mtg Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	1,267,955	1,269,213
THRIFTS & MORTGAGE FINANCE — 0.33%
Washington Mutual Series 03-AR10, Class-A4, 4.055% due 10/25/2033	Aaa/AAA	196,023	195,873
Washington Mutual Series 05-AR4, Class-A4b, 4.671% due 4/25/2035	Aaa/AAA	830,000	808,851

			13,085,266

32	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
CONSUMER SERVICES — 2.04%
HOTELS, RESTAURANTS & LEISURE — 2.04%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	Aaa/AAA	$4,000,000	$3,590,360
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037 (1)	Baa3/BBB-	3,000,000	2,700,000

			6,290,360

DIVERSIFIED FINANCIALS — 6.39%
CAPITAL MARKETS — 3.01%
Bear Stearns Mtg Series 2004-3 Class 1-A2, 5.686% due 7/25/2034	Aaa/AAA	597,826	507,241
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 10.728% due 2/25/2034	NR/AAA	659,862	555,103
Legg Mason Mortgage Capital Corp., 5.576% due 6/1/2009 (1)	NR/NR	1,714,286	1,714,286
Merrill Lynch Mtg Investors, 4.231% due 8/25/2034	NR/AA	993,776	813,093
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 4.099% due 10/25/2028 (1)	A2/A+	1,767,892	1,626,461
Salomon Brothers Mtg Secs VII Mtg Series 1999-C1 Class D, 7.07% due 5/18/2032	Aaa/NR	4,000,000	4,082,065
DIVERSIFIED FINANCIAL SERVICES — 3.38%
Banc America Mtg Secs, Inc. Series 2005 A Class B1 Floating Rate Note, 4.88% due 2/25/2035	NR/NR	2,935,083	2,431,894
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 5.156% due 3/25/2034	Aa2/AA	800,349	692,516
Countrywide Home Loan Series 2004 Class 1-A, 5.721% due 7/20/2034	Aaa/AAA	1,165,699	1,186,325
FNBC Trust Series 1993 A, 8.08% due 1/5/2018	Aaa/AA	1,040,163	1,295,398
JP Morgan Chase Commercial Mtg Series 2004-C3 Class A-5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	4,823,831

			19,728,213

TOTAL ASSET BACKED SECURITIES (Cost $41,106,667)			39,103,839

CORPORATE BONDS — 57.76%
BANKS — 4.55%
COMMERCIAL BANKS — 4.55%
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,497,683
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	413,494
Household Finance Corp. CPI Floating Rate Note, 5.65% due 8/10/2009	Aa3/AA-	5,000,000	5,027,600
National City Bank, 7.25% due 7/15/2010	Wr/A	2,000,000	2,023,608
National Westminster Bank, 7.375% due 10/1/2009	Aa1/AA-	715,000	754,675
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA	250,000	277,419
Sovereign Bank, 5.125% due 3/15/2013	Baa1/BBB	400,000	363,326
Suntrust Bank Atlanta, GA, 5.20% due 1/17/2017	Aa3/A+	400,000	359,848
US Bank, 6.30% due 7/15/2008	Aa2/AA	400,000	403,082
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	2,000,000	1,918,482

			14,039,217

CAPITAL GOODS — 7.15%
ELECTRICAL EQUIPMENT — 0.64%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	855,854
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,122,739
INDUSTRIAL CONGLOMERATES — 2.28%
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	209,020
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	428,672
General Electric Capital Corp. Floating Rate Note, 2.808% due 5/30/2008	Aaa/AAA	494,000	492,850
General Electric Capital Corp. Floating Rate Note, 2.92% due 12/15/2009	Aaa/AAA	1,000,000	989,910
General Electric Capital Corp. Floating Rate Note, 2.079% due 3/2/2009	Aaa/AAA	5,000,000	4,925,000

Certified Semi-Annual Report	33

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MACHINERY — 4.23%
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	$180,433	$212,150
Illinois Tool Works Cupids Financing Trust, 6.55% due 12/31/2011	Aa3/NR	5,000,000	5,338,280
John Deere Capital Corp. Floating Rate Note, 3.115% due 6/10/2008	A2/A	4,415,000	4,413,203
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	3,000,000	3,088,122

			22,075,800

COMMERCIAL SERVICES & SUPPLIES — 1.10%
COMMERCIAL SERVICES & SUPPLIES — 1.10%
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,100,483
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	743,762
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	526,751
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,019,887

			3,390,883

CONSUMER DURABLES & APPAREL — 0.82%
TEXTILES, APPAREL & LUXURY GOODS — 0.82%
Nike, Inc., 5.15% due 10/15/2015	A2/A+	2,315,000	2,542,548

			2,542,548

DIVERSIFIED FINANCIALS — 10.19%
CAPITAL MARKETS — 4.07%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	Baa1/AA-	1,500,000	1,413,621
Goldman Sachs Group, Inc., 5.625% due 1/15/2017	A1/A+	1,900,000	1,822,717
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	689,276
Lehman Brothers Holdings, Inc., 6.00% due 7/19/2012	A1/A+	1,500,000	1,480,511
Lehman Brothers Holdings, Inc., 5.625% due 1/24/2013	A1/A+	2,800,000	2,722,622
Merrill Lynch & Co., 4.125% due 9/10/2009	A1/A+	2,000,000	1,958,870
Merrill Lynch & Co. Floating Rate Note, 2.951% due 8/14/2009	A1/A+	2,000,000	1,957,882
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	502,984
CONSUMER FINANCE — 3.23%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	199,281
American Honda Finance Corp., 5.125% due 12/15/2010	Aa3/A+	1,500,000	1,571,451
Capital One Bank, 6.70% due 5/15/2008	A2/A-	2,025,000	2,025,934
SLM Corp. Floating Rate Note, 1.82% due 9/15/2008	Baa2/BBB-	1,675,000	1,609,730
SLM Corp. Floating Rate Note, 3.541% due 7/25/2008	Baa2/BBB-	3,000,000	2,948,586
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	798,701
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	824,755
DIVERSIFIED FINANCIAL SERVICES — 2.89%
Bank of America Institutional Series B, 7.70% due 12/31/2026	Aa3/A+	2,000,000	1,998,850
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa2/AA-	1,465,000	1,485,145
JP Morgan Chase Co. CPI Floating Rate Note, 5.46% due 6/28/2009	Aa2/AA-	5,000,000	5,045,000
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AA+	375,000	374,830

			31,430,746

ENERGY — 2.66%
ENERGY EQUIPMENT & SERVICES — 0.66%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/A-	2,000,000	2,035,196
OIL, GAS & CONSUMABLE FUELS — 2.00%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	554,587
Enbridge, Inc., 5.80% due 6/15/2014	Baa1/A-	2,000,000	2,027,830
Energy Transfer Partners LP, 6.00% due 7/1/2013	Baa3/BBB-	1,000,000	1,005,887

34	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	$250,000	$268,555
Murphy Oil Corp., 6.375% due 5/1/2012	Baa3/BBB	750,000	782,807
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A	900,000	1,037,893
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A	250,000	279,015
Union Oil Co. California, 7.90% due 4/18/2008	WR/AA	200,000	200,430

			8,192,200

FOOD & STAPLES RETAILING — 0.31%
FOOD & STAPLES RETAILING — 0.31%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	950,048

			950,048

FOOD, BEVERAGE & TOBACCO — 2.18%
BEVERAGES — 0.73%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A2/A	2,000,000	2,030,512
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	214,988
FOOD PRODUCTS — 1.13%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	109,248
General Mills, 5.20% due 3/17/2015	Baa1/BBB+	1,000,000	1,002,848
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	303,706
Kraft Foods, Inc., 6.00% due 2/11/2013	Baa2/BBB+	2,000,000	2,067,726
TOBACCO — 0.32%
UST, Inc., 5.75% due 3/1/2018	A3/A	1,000,000	1,010,469

			6,739,497

HEALTH CARE EQUIPMENT & SERVICES — 0.99%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.67%
Covidien International Financing SA Senior Note 144A, 6.00% due 10/15/2017	Baa1/A-	2,000,000	2,061,406
HEALTH CARE PROVIDERS & SERVICES — 0.32%
Unitedhealth Group, Inc., 6.00% due 2/15/2018	Baa1/A-	1,000,000	979,517

			3,040,923

INSURANCE — 8.80%
INSURANCE — 8.80%
American International Group, Inc., 5.85% due 1/16/2018	Aa2/AA	1,000,000	981,341
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	1,043,960
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	984,802
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,495,753
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	2,000,000	1,935,444
International Lease Finance Corp. Floating Rate Note, 4.658% due 1/15/2010	A1/AA-	4,050,000	3,882,723
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa2/BBB	1,000,000	1,033,154
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	987,072
Pacific Life Global Funding CPI Floating Rate Note, 5.72% due 2/6/2016	Aa3/AA	8,000,000	8,267,280
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	740,460
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	4,078,500
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BB+	691,000	735,337

			27,165,826

MATERIALS — 1.73%
CHEMICALS — 1.10%
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	355,159

Certified Semi-Annual Report	35

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	$1,000,000	$1,030,439
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	326,503
E.I. du Pont de Nemours & Co., 5.00% due 1/15/2013	A2/A	1,000,000	1,041,251

Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	644,364

METALS & MINING — 0.63%
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,947,322

			5,345,038

MEDIA — 1.61%
MEDIA — 1.61%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	771,255
Comcast Corp., 6.30% due 11/15/2017	Baa2/BBB+	1,000,000	1,012,130
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	81,910
Thomson Corp., 4.25% due 8/15/2009	Baa1/A-	2,900,000	2,896,978
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	213,269

			4,975,542

MISCELLANEOUS — 1.17%
MISCELLANEOUS — 1.17%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,600,194

			3,600,194

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.75%
PHARMACEUTICALS — 0.75%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	505,529
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 5.931% due 2/1/2014	Baa1/A+	2,000,000	1,814,760

			2,320,289

RETAILING — 1.21%
MULTILINE RETAIL — 1.21%
Nordstrom, Inc., 6.25% due 1/15/2018	Baa1/A-	2,000,000	1,990,846
Target, 6.00% due 1/15/2018	A2/A+	1,700,000	1,740,237

			3,731,083

SOFTWARE & SERVICES — 2.04%
INFORMATION TECHNOLOGY SERVICES — 2.04%
Computer Sciences Corp., 6.25% due 3/15/2009	Baa1/A-	300,000	304,986
Computer Sciences Corp., 3.50% due 4/15/2008	Baa1/A-	2,000,000	1,999,528
Computer Sciences Corp. 144A, 5.50% due 3/15/2013	Baa1/A-	3,000,000	3,010,068
Electronic Data Systems Corp., 6.50% due 8/1/2013	Baa3/BBB-	1,000,000	991,178

			6,305,760

TECHNOLOGY HARDWARE & EQUIPMENT — 0.50%
COMMUNICATIONS EQUIPMENT — 0.34%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	1,043,883
ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.16%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba1/BB+	500,000	493,824

			1,537,707

36	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.32%
WIRELESS TELECOMMUNICATION SERVICES — 0.32%
Vodafone Group plc, 5.625% due 2/27/2017	Baa1/A-	$1,000,000	$972,352

			972,352

TRANSPORTATION — 0.05%
AIRLINES — 0.05%
Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	Baa2/BBB+	157,888	151,967

			151,967

UTILITIES — 9.63%
ELECTRIC UTILITIES — 7.31%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	1,688,912	1,714,775
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,258
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB	975,000	997,602
Commonwealth Edison Co. Series 108, 5.80% due 3/15/2018	Baa2/BBB	1,000,000	994,743
Duke Energy, 5.25% due 1/15/2018	A2/A	1,000,000	1,019,079
Entergy Gulf States, Inc., 5.12% due 8/1/2010	Baa3/BBB+	1,800,000	1,810,150
Entergy Gulf States, Inc., 5.70% due 6/1/2015	Baa3/BBB+	2,300,000	2,227,775
Florida Power & Light Co., 5.55% due 11/1/2017	Aa3/A	1,000,000	1,046,837
Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: MBIA)	Aaa/AAA	5,000,000	5,196,950
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	903,695
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	960,856
MP Environmental, 4.982% due 7/1/2014 (1)	Aaa/AAA	4,452,626	4,508,284
PPL Energy Supply LLC, 6.50% due 5/1/2018	Baa2/BBB	1,000,000	994,104
GAS UTILITIES — 0.21%
Questar Pipeline Co., 6.05% due 12/1/2008	A3/A-	425,000	428,800
Southern California Gas Co., 4.375% due 1/15/2011	A1/NR	225,000	229,772
MULTI-UTILITIES — 2.11%
Northern States Power Co., 4.75% due 8/1/2010	A2/A	2,825,000	2,920,686
Union Electric Co., 4.65% due 10/1/2013	A3/BBB	2,000,000	1,988,704
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	354,687
Wisconsin Public Service Corp., 6.125% due 8/1/2011 (2)	Aa3/A+	1,150,000	1,230,245

			29,708,002

TOTAL CORPORATE BONDS (Cost $176,090,936)			178,215,622

MUNICIPAL BONDS — 18.69%
Amelia County IDA, 4.90% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT) (3)	NR/BBB	1,000,000	998,120
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,975,000	3,275,891
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	310,671
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	125,191
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	37,000	37,221
Austin Texas Electric Utility System Refunding, 5.218% due 11/15/2017 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,028,280
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	A2/A	150,000	165,737
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	310,747
California State, 5.168% due 10/1/2037	A1/A+	2,000,000	2,015,120
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,330,000	1,375,805
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	261,408
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	158,579

Certified Semi-Annual Report	37

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011 (ETM)	Aaa/NR	$240,000	$250,774
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011 (ETM)	Aaa/NR	245,000	256,209
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012 (ETM)	Aaa/NR	515,000	548,928
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013 pre-refunded 6/15/2013	Aaa/NR	540,000	574,538
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aa2/AA-	1,015,000	1,053,763
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	377,775
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	306,135
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	246,063
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	316,172
Hanover Pennsylvania Area School District Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,438,461
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	Aaa/AAA	1,000,000	990,020
Jefferson County Texas Navigation Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	500,990
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	572,620
Kendall Kane County Illinois School District 308, 5.50% due 10/1/2011 (Insured: FGIC)	A1/NR	365,000	384,666
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	298,041
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	A1/A+	1,770,000	1,823,773
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center)	NR/NR	100,000	100,702
Mississippi Development Bank Special Obligation Refinance Harrison County B, 5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	1,200,000	1,271,976
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek)	NR/A+	1,090,000	1,152,697
Missouri State Environmental Improvement Energy, 5.25% due 7/1/2017 (K.C. Power & Light)	A2/A	3,500,000	3,454,710
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	105,058
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A1/A	650,000	651,878
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	295,000	325,763
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	90,000	97,205
New Mexico Mtg Finance Authority Single Family Mtg I D 2, 5.77% due 1/1/2016 (GNMA/FNMA/ FHLMC)	NR/AAA	910,000	994,803
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	Aaa/A+	360,000	403,700
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,762,185
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	180,000	182,261
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,470,546
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	870,291
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,262,644
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	366,646
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,630,848
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	Aaa/NR	2,395,000	2,553,788
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	235,000	235,860
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	569,404
Pennsylvania Economic Development Series A, 4.70% due 11/1/2021 (Waste Management)	NR/BBB	2,250,000	2,123,100
Port Walla Walla Washington Revenue, 5.30% due 12/1/2009	NR/NR	235,000	240,720
Redlands California Redevelopment Agency Series A, 5.818% due 8/1/2022 (Insured: AMBAC)	Aaa/AAA	3,000,000	3,114,660
Santa Fe County New Mexico Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation)	NR/NR	165,000	161,979
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,021,590
Springfield Ohio City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Aaa/NR	1,400,000	1,486,170
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Aaa/NR	1,500,000	1,607,580
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	376,158

38	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa1/AA+	$500,000	$539,310
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	262,304
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aa3/AA-	1,000,000	1,073,740
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,370,437
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	207,978
Wisconsin State Health & Educational Facilities Series B, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,610,000	2,636,726

TOTAL MUNICIPAL BONDS (Cost $55,878,777)			57,687,115

YANKEE BONDS — 0.28%
BANKS — 0.10%
COMMERCIAL BANKS — 0.10%
Glitnir Banki HF, 4.421% due 1/18/2012	A2/BBB+	400,000	302,534

			302,534

MISCELLANEOUS — 0.18%
MISCELLANEOUS — 0.18%
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	500,000	550,468

			550,468

TOTAL YANKEE BONDS (Cost $821,851)			853,002

SHORT TERM INVESTMENTS — 0.97%
Toyota Motor Credit, 2.10% due 4/1/2008	A1/P1	3,000,000	3,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $3,000,000)			3,000,000

TOTAL INVESTMENTS — 99.97% (Cost $305,520,801)			$308,486,967
OTHER ASSETS LESS LIABILITIES — 0.03%			80,867

NET ASSETS — 100.00%			$308,567,834

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.
(2)	Segregated as collateral for a when-issued security.
(3)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation.
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association

Certified Semi-Annual Report	39

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Portfolio Abbreviations (continued)

FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
IDA	Industrial Development Authority
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
PCR	Pollution Control Revenue Bond

See notes to financial statements.

SUMMARY OF SECURITY CREDIT RATINGS†

We have used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings.

40	Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

As a shareholder of the Funds, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
U.S. Government Fund
Class A Shares
Actual	$1,000.00	$1,054.40	$4.84
Hypothetical*	$1,000.00	$1,020.29	$4.76
Class B Shares
Actual	$1,000.00	$1,047.80	$11.43
Hypothetical*	$1,000.00	$1,013.84	$11.24
Class C Shares
Actual	$1,000.00	$1,053.60	$6.25
Hypothetical*	$1,000.00	$1,018.91	$6.15
Class I Shares
Actual	$1,000.00	$1,056.00	$3.36
Hypothetical*	$1,000.00	$1,021.73	$3.31
Class R3 Shares
Actual	$1,000.00	$1,054.20	$5.08
Hypothetical*	$1,000.00	$1,020.05	$5.00

Income Fund
Class A Shares
Actual	$1,000.00	$1,037.80	$5.04
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class C Shares
Actual	$1,000.00	$1,036.50	$6.31
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,039.50	$3.41
Hypothetical*	$1,000.00	$1,021.65	$3.38
Class R3 Shares
Actual	$1,000.00	$1,037.80	$5.04
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.94%; B: 2.23%; C: 1.22%; I: 0.65%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.67%; and R3: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report	41

OTHER INFORMATION

Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

42	Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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44	This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.	45

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $167 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.	47

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH174	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

[GRAPHIC APPEARS HERE]

Thornburg Limited Term Income Funds

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report     3

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Investments in the Funds carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ Prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Funds will meet their investment objectives. The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Lipper’s Best Fixed-Income Fund Family

Thornburg Investment Management ranked #1 out of 41 eligible firms in Lipper Inc.’s fixed income large firm universe for the three-year period ended 12/31/07, based on risk-adjusted returns. Past performance does not guarantee future results.

Lipper’s large firm universe is comprised of fund families with more than $28 billion in total net assets. Only fund families with at least five bond funds were eligible. Risk-adjusted returns were calculated with dividends reinvested and without sales charges.

4    Certified Semi-Annual Report

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Average Maturity – The average of the maturity dates of the debt securities in the fund. In general, the longer the average maturity, the greater the fund’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, less volatile portfolio.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps).

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Certified Semi-Annual Report     5

Letter to Shareholders

Jason Brady, CFA Portfolio Manager

April 3, 2008

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund for the period ended March 31, 2008. The net asset value of a Class I share of the Thornburg Limited Term U.S. Government Fund increased 48 cents in the period to $13.45. If you were invested for the entire period, you received dividends of 24.1 cents per share. If you reinvested your dividends, you received 24.2 cents per share. The net asset value of a Class I share of the Thornburg Limited Term Income Fund increased 20 cents in the period to $12.60. If you were invested for the entire period, you received dividends of 28.6 cents per share. If you reinvested your dividends, you received 28.9 cents per share. Please examine the accompanying exhibits for more detailed information and history.

The yield on U.S. Treasuries mainly moved lower over the course of the past six months, with the continued “steepening” of the yield curve being a significant driver of U.S. dollar denominated bond returns. The two-year U.S. Treasury moved from a 3.99% yield to a 1.65% yield over the course of the past six months, while the ten-year U.S. Treasury moved from a 4.59% yield to a 3.53% yield. As you can see, relatively, front end securities moved much lower in yield than longer term securities. This movement was primarily the result of a slowing in the U.S. economy and the corresponding actions of the Federal Reserve to lower the Fed Funds Rate. The Federal Reserve Open Market Committee (FOMC) has aggressively lowered the Fed Funds Rate to 2.25%. That change in policy was largely due to falling home prices, a significant dislocation of global credit markets and the attendant lack of liquidity. Furthermore, writedowns at major financial institutions escalated during the past six months and for now are an important and destabilizing part of the capital markets landscape. Credit spreads (the additional yield the market requires for investing in risky securities versus credit risk-less U.S. Treasuries) continued to widen and in some asset classes, have moved to levels not seen since the recession of 2001-2002 while other asset classes have moved to levels never seen before. As discussed in the last shareholder letter, I believe that we have entered into a period of increased volatility. While that volatility increase has the attendant effect of increasing opportunity, it also increases the potential for losses. In this environment, we are getting paid more for taking risk than in the past, though that doesn’t mean that any risk-taking will be rewarded.

Putting income and change in price together, the Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 5.60% over the six-month period, assuming a beginning-of-period investment at the net asset value. The Lehman Brothers Intermediate Government Bond Index produced a 7.61% total return over the same time period. The Class I shares of the Thornburg Limited Term Income Fund produced a total return of 3.95% over the six-month period, assuming a beginning of period investment at the net asset value. The Lehman Brothers Intermediate Government/Credit Bond Index produced a 5.99% total return over the same time period. Both Lehman indices reflect no deduction for fees, expenses, or taxes.

The Funds kept their durations slightly shorter than the Indices during the past six months and as a result failed to take advantage of some of the price increases due to U.S. Treasury yield decreases. In addition, the Thornburg Limited Term Income Fund, while maintaining a very high (AA) average credit rating, holds a smaller proportion of U.S. Treasury securities than the Index. In a time of widening credit spreads, U.S. Treasuries outperformed lower rated securities. However, Thornburg’s laddered portfolio strategy and prudent credit selection (within the Income Fund) continue to benefit the Fund. Turbulent times certainly can shine a bright light on some of the darker corners of a portfolio which develop as a result of poor risk management or an unchecked “reach for yield” mentality. The discipline inherent in Thornburg’s investment approach has served us well in this regard. I remain quite comfortable with our holdings and believe that over time each investment will yield satisfactory results, and in aggregate, position the Funds well for continued positive returns.

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The recent volatility in the marketplace underlines the importance of high quality bonds in a fixed income portfolio allocation. The Funds are meant to have a low correlation with equities and as such can play a valuable diversifying role in addition to paying a reasonable income relative to their risks. Though periods of volatility have been relatively short over the course of the past several years, and credit spreads have remained fairly well behaved, there is no rule that says this must continue to be the case. Similarly, stock markets have generally advanced at a steady rate over the past couple of decades. However, the past several months have shown that volatility is alive and well.

While six months ago I wrote to you that we would continue to maintain conservative portfolios, the momentous dislocations that are occurring in the marketplace have begun to present interesting opportunities. I believe that financial markets may very well get worse before they get better, and that the road to recovery will almost certainly be a bumpy one. However, there are quite a large number of fundamentally sound bonds which are selling for attractive yields. In this type of environment, we will be marginally increasing our risk exposure to go where we see value. That said, I continue to subscribe to the philosophy that high quality bond funds should represent a safe haven. Thornburg Investment Management will continue to strive to give you, the bond investor, a consistent income stream and a set of funds which are not highly correlated to equity markets’ returns.

No matter the direction of interest rates, or credit spreads in the near term, I believe your Funds are well positioned to achieve their longer term goals. The Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are laddered portfolios of short-to-intermediate bonds. This balances duration and yield in a way which is designed to provide, in our opinion, the best risk-adjusted bond returns over time. Intermediate bonds can provide stability to the underlying principal; they can provide income for your portfolio, and over time they have provided an attractive return versus money market instruments. Keep in mind that when the yield curve steepens, with two-year rates significantly below ten-year rates, the laddered portfolio strategy of an average intermediate duration will potentially be able to provide you significantly better returns than a cash or money market investment.

Thank you very much for investing in these Funds. I feel that the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who are looking for a conservative income vehicle. While future performance cannot be guaranteed, Thornburg Investment Management will continue to strive to chart a steady course in what continues to be a volatile marketplace.

Sincerely,

Jason H. Brady, CFA

Portfolio Manager

Certified Semi-Annual Report     7

STATEMENTS OF ASSETS AND LIABILITIES
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $154,800,071 and $305,520,801, respectively) (Note 2)	$159,526,991	$308,486,967
Cash	15,855,891	224,509
Receivable for investments sold	—	110,000
Principal receivable	1,042	—
Receivable for fund shares sold	820,238	780,656
Interest receivable	1,360,472	3,130,222
Prepaid expenses and other assets	36,025	30,109

Total Assets	177,600,659	312,762,463

LIABILITIES
Payable for securities purchased	1,458,975	3,154,225
Payable for fund shares redeemed	445,682	445,438
Payable to investment advisor and other affiliates (Note 3)	111,372	189,847
Accounts payable and accrued expenses	59,457	159,405
Dividends payable	88,563	245,714

Total Liabilities	2,164,049	4,194,629

NET ASSETS	$175,436,610	$308,567,834

NET ASSETS CONSIST OF:
Undistributed net investment income	$30,440	$29,903
Net unrealized appreciation on investments	4,726,920	2,966,166
Accumulated net realized gain (loss)	(1,649,891)	(5,571,261)
Net capital paid in on shares of beneficial interest	172,329,141	311,143,026

	$175,436,610	$308,567,834

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($106,339,578 and $137,072,338 applicable to 7,908,477 and 10,881,711 shares of beneficial interest outstanding – Note 4)	$13.45	$12.60
Maximum sales charge, 1.50% of offering price	0.20	0.19

Maximum offering price per share	$13.65	$12.79

Class B Shares:
Net asset value and offering price per share * ($3,043,417 applicable to 226,837 shares of beneficial interest outstanding – Note 4)	$13.42	$—

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STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class C Shares:
Net asset value and offering price per share * ($40,154,658 and $46,799,951 applicable to 2,968,272 and 3,721,293 shares of beneficial interest outstanding – Note 4)	$13.53	$12.58

Class I Shares:
Net asset value, offering and redemption price per share ($20,052,898 and $117,031,890 applicable to 1,491,390 and 9,289,870 shares of beneficial interest outstanding – Note 4)	$13.45	$12.60

Class R3 Shares:
Net asset value, offering and redemption price per share ($5,846,059 and $7,663,655 applicable to 434,497 and 608,043 shares of beneficial interest outstanding – Note 4)	$13.45	$12.60

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Six Months Ended March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $298,398 and $216,951, respectively)	$3,279,955	$7,899,561

EXPENSES:
Investment advisory fees (Note 3)	287,088	755,637
Administration fees (Note 3)
Class A Shares	60,857	87,139
Class B Shares	1,691	0
Class C Shares	19,622	26,853
Class I Shares	4,180	28,262
Class R3 Shares	3,077	4,261
Distribution and service fees (Note 3)
Class A Shares	121,714	174,278
Class B Shares	13,563	0
Class C Shares	157,748	215,393
Class R3 Shares	12,349	17,074
Transfer agent fees
Class A Shares	48,229	78,338
Class B Shares	2,288	0
Class C Shares	16,152	27,115
Class I Shares	6,889	29,885
Class R3 Shares	2,442	3,628
Registration and filing fees
Class A Shares	7,513	9,198
Class B Shares	7,284	0
Class C Shares	7,689	7,776
Class I Shares	7,469	9,325
Class R3 Shares	8,139	8,358
Custodian fees (Note 3)	27,956	42,244
Professional fees	14,626	22,138
Accounting fees	2,446	5,706
Trustee fees	1,188	2,196
Other expenses	15,693	33,494

Total Expenses	857,892	1,588,298
Less:
Expenses reimbursed by investment advisor (Note 3)	(17,122)	(107,305)
Distribution fees waived (Note 3)	(78,874)	(107,697)
Fees paid indirectly (Note 3)	(2,591)	(4,874)

Net Expenses	759,305	1,368,422

Net Investment Income	$2,520,650	$6,531,139

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STATEMENTS OF OPERATIONS, CONTINUED
Thornburg Limited Term Income Funds	Six Months Ended March 31, 2008 (Unaudited)

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	$298,193	$779,745
Net change in unrealized appreciation (depreciation) on investments	5,106,444	3,900,419

Net Realized and Unrealized Gain on Investments	5,404,637	4,680,164

Net Increase in Net Assets Resulting From Operations	$7,925,287	$11,211,303

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$2,520,650	$4,476,842
Net realized gain (loss) on investments	298,193	(1,130,360)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	5,106,444	3,591,635

Net Increase (Decrease) in Net Assets Resulting from Operations	7,925,287	6,938,117

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,628,250)	(3,111,314)
Class B Shares	(27,777)	(43,700)
Class C Shares	(480,174)	(730,241)
Class I Shares	(303,422)	(557,507)
Class R3 Shares	(81,027)	(134,180)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	11,283,263	(16,914,982)
Class B Shares	365,645	69,320
Class C Shares	13,546,469	19,577
Class I Shares	3,488,230	797,088
Class R3 Shares	1,274,357	730,067

Net Increase (Decrease) in Net Assets	35,362,601	(12,937,755)

NET ASSETS:
Beginning of period	140,074,009	153,011,764

End of period	$175,436,610	$140,074,009

Undistributed net investment income	$30,440	$30,440

*	Unaudited.

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$6,531,139	$13,360,036
Net realized gain (loss) on investments	779,745	(2,488,007)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	3,900,419	3,252,405

Net Increase (Decrease) in Net Assets Resulting from Operations	11,211,303	14,124,434

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,951,990)	(7,108,149)
Class C Shares	(857,096)	(1,590,499)
Class I Shares	(2,577,484)	(4,559,897)
Class R3 Shares	(144,569)	(201,476)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(20,212,867)	(35,890,344)
Class C Shares	5,414,092	(3,689,930)
Class I Shares	11,798,120	(8,312,790)
Class R3 Shares	1,377,277	2,841,946

Net Increase (Decrease) in Net Assets	3,056,786	(44,386,705)

NET ASSETS:
Beginning of period	305,511,048	349,897,753

End of period	$308,567,834	$305,511,048

Undistributed net investment income	$29,903	$29,903

*	Unaudited.

See notes to financial statements.

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing twelve series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital. As a secondary objective, the Funds seek to reduce expected changes in their share prices compared to longer term portfolios.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R3) shares. Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt securities have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. Quotations for any foreign debt securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation. When quotations are not available, debt securities are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where a pricing service fails to provide a price for a debt security held by the Funds, the valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the security.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Funds are declared daily as a dividend on shares for which the Funds have

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Paydown gains and losses on these securities are included in interest income. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R3 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $754, $1,928, $1,674, and $12,766 for the Class B, C, I, and R3 shares, respectively, of the Government Fund and $54,184, $24,761, $9,481, and $18,879 for the Class A, C, I, and R3 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Funds that they earned net commissions aggregating $22 from the sale of Class A shares of the Government Fund, reimbursed $117 from the sale of Class A shares of the Income Fund, and collected contingent deferred sales charges aggregating $6,754 and $2,124 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the Class A, Class B, Class C, and Class R3 shares of the Funds for payments made by the

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to these classes. Total fees incurred by the Distributor for each class of shares of the Funds under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statements of Operations. Distribution fees of $78,874 and $107,697, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statements of Operations. For the six months ended March 31, 2008, fees paid indirectly were $2,591 for the Government Fund and $4,874 for the Income Fund. These figures may include additional fees waived by the Custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,767,318	$23,478,087	1,276,492	$16,340,009
Shares issued to shareholders in reinvestment of dividends	99,347	1,318,723	190,598	2,442,071
Shares repurchased	(1,020,058)	(13,513,547)	(2,790,433)	(35,697,062)

Net Increase (Decrease)	846,607	$11,283,263	(1,323,343)	$(16,914,982)

Class B Shares
Shares sold	78,362	$1,043,307	67,148	$859,574
Shares issued to shareholders in reinvestment of dividends	1,531	20,259	2,341	29,948
Shares repurchased	(52,911)	(697,921)	(64,214)	(820,202)

Net Increase (Decrease)	26,982	$365,645	5,275	$69,320

Class C Shares
Shares sold	1,707,494	$22,874,454	805,083	$10,391,015
Shares issued to shareholders in reinvestment of dividends	27,775	371,428	44,908	578,910
Shares repurchased	(726,873)	(9,699,413)	(849,163)	(10,950,348)

Net Increase (Decrease)	1,008,396	$13,546,469	828	$19,577

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

GOVERNMENT FUND (cont.)	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	448,854	$5,966,128	449,065	$5,745,316
Shares issued to shareholders in reinvestment of dividends	18,450	244,938	36,249	464,437
Shares repurchased	(207,154)	(2,722,836)	(422,642)	(5,412,665)

Net Increase (Decrease)	260,150	$3,488,230	62,672	$797,088

Class R3 Shares
Shares sold	136,675	$1,822,102	202,447	$2,596,860
Shares issued to shareholders in reinvestment of dividends	5,890	78,276	10,191	130,690
Shares repurchased	(47,065)	(626,021)	(155,073)	(1,997,483)

Net Increase (Decrease)	95,500	$1,274,357	57,565	$730,067

INCOME FUND	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,694,041	$21,331,499	2,831,583	$34,951,535
Shares issued to shareholders in reinvestment of dividends	183,613	2,312,277	452,077	5,583,769
Shares repurchased	(3,500,228)	(43,856,643)	(6,196,310)	(76,425,648)

Net Increase (Decrease)	(1,622,574)	$(20,212,867)	(2,912,650)	$(35,890,344)

Class C Shares
Shares sold	863,080	$10,890,604	590,334	$7,262,571
Shares issued to shareholders in reinvestment of dividends	49,308	620,122	93,760	1,156,118
Shares repurchased	(484,818)	(6,096,634)	(982,996)	(12,108,619)

Net Increase (Decrease)	427,570	$5,414,092	(298,902)	$(3,689,930)

Class I Shares
Shares sold	2,121,244	$26,673,558	1,954,926	$24,120,287
Shares issued to shareholders in reinvestment of dividends	173,579	2,186,271	335,119	4,139,507
Shares repurchased	(1,355,012)	(17,061,709)	(2,957,329)	(36,572,584)

Net Increase (Decrease)	939,811	$11,798,120	(667,284)	$(8,312,790)

Class R3 Shares
Shares sold	216,364	$2,724,961	320,679	$3,961,502
Shares issued to shareholders in reinvestment of dividends	9,624	121,267	13,801	170,430
Shares repurchased	(117,045)	(1,468,951)	(104,551)	(1,289,986)

Net Increase (Decrease)	108,943	$1,377,277	229,929	$2,841,946

Certified Semi-Annual Report     17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $29,456,690 and $12,000,511, respectively, while the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $64,846,350 and $48,067,166, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purposes	$154,800,071	$305,575,391

Gross unrealized appreciation on a tax basis	$4,839,410	$6,590,238
Gross unrealized depreciation on a tax basis	(112,490)	(3,678,662)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,726,920	$2,911,576

At March 31, 2008, the Government Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2009	$674,873
2010	13,611
2014	3,770
2015	108,190

$800,444

At March 31, 2008, the Income Fund had tax basis capital losses, which may be carried forward to offset future capital gains. Such capital loss carryforwards expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980
2014	601,391
2015	178,155

$3,862,624

As of March 31, 2008, the Government Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $1,147,640. For tax purposes, such losses will be reflected in the year ending September 30, 2008. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of March 31, 2008, the Income Fund had deferred tax basis capital losses occurring subsequent to October 31, 2006 of $2,433,792. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Funds, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Funds for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Funds have not identified any material effect on the Funds’ financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities, by the Funds, including how such activities are accounted for and any effect on the Funds’ financial position, performance, and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Funds’ financial statements and related disclosures.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.97		$12.75	$12.76	$13.01	$13.22	$13.27
Income from investment operations:
Net investment income (loss)	0.24		0.44	0.41	0.36	0.39	0.51
Net realized and unrealized gain (loss) on investments	0.48		0.23	(0.01)	(0.24)	(0.21)	(0.05)
Total from investment operations	0.72		0.67	0.40	0.12	0.18	0.46
Less dividends from:
Net investment income	(0.24)		(0.45)	(0.41)	(0.37)	(0.39)	(0.51)
Change in net asset value	0.48		0.22	(0.01)	(0.25)	(0.21)	(0.05)
NET ASSET VALUE, end of period	$13.45		$12.97	$12.75	$12.76	$13.01	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	5.60		5.35	3.19	0.95	1.37	3.51
Ratios to average net assets:
Net investment income (loss) (%)	3.63	(b)	3.45	3.22	2.82	2.95	3.77
Expenses, after expense reductions (%)	0.66	(b)	0.68	0.68	0.68	0.67	0.64
Expenses, after expense reductions and net of custody credits (%)	0.65	(b)	0.67	0.65	0.67	0.67	0.62
Expenses, before expense reductions (%)	0.68	(b)	0.74	0.78	0.80	0.77	0.82

Portfolio turnover rate (%)	8.28		43.35	7.47	18.00	12.39	35.06

Net assets at end of period (thousands)	$20,053		$15,963	$14,900	$16,075	$12,905	$13,085

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$12.40		$12.37	$12.51	$12.80	$12.99	$12.79
Income from investment operations:
Net investment income (loss)	0.29		0.54	0.54	0.51	0.47	0.55
Net realized and unrealized gain (loss) on investments	0.20		0.04	(0.14)	(0.29)	(0.19)	0.20
Total from investment operations	0.49		0.58	0.40	0.22	0.28	0.75
Less dividends from:
Net investment income	(0.29)		(0.55)	(0.54)	(0.51)	(0.47)	(0.55)
Change in net asset value	0.20		0.03	(0.14)	(0.29)	(0.19)	0.20
NET ASSET VALUE, end of period	$12.60		$12.40	$12.37	$12.51	$12.80	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	3.95		4.76	3.30	1.77	2.29	5.89
Ratios to average net assets:
Net investment income (loss) (%)	4.56	(b)	4.39	4.38	3.85	3.64	4.23
Expenses, after expense reductions (%)	0.67	(b)	0.67	0.68	0.67	0.67	0.69
Expenses, after expense reductions and net of custody credits (%)	0.67	(b)	0.67	0.67	0.67	0.67	0.69
Expenses, before expense reductions (%)	0.69	(b)	0.72	0.72	0.72	0.72	0.76
Portfolio turnover rate (%)	21.76		41.55	6.77	23.16	22.73	18.86
Net assets at end of period (thousands)	$117,032		$103,530	$111,535	$99,396	$90,025	$59,473

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report     21

SCHEDULE OF INVESTMENTS
Thornburg Limited Term U.S. Government Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-103, CLASS B – 885-215-848, CLASS C – 885-215-830, CLASS I – 885-215-699, CLASS R3 – 885-215-491

NASDAQ SYMBOLS: CLASS A – LTUSX, CLASS B – LTUBX, CLASS C – LTUCX, CLASS I – LTUIX, CLASS R3 – LTURX

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 34.22%
United States Treasury Notes, 2.625% due 5/15/2008	$9,000,000	$9,016,172
United States Treasury Notes, 5.50% due 5/15/2009	8,000,000	8,353,750
United States Treasury Notes, 3.625% due 1/15/2010	16,000,000	16,578,751
United States Treasury Notes, 4.625% due 10/31/2011	2,000,000	2,179,688
United States Treasury Notes, 3.625% due 5/15/2013	11,000,000	11,617,891
United States Treasury Notes, 4.75% due 5/15/2014	3,000,000	3,365,156
United States Treasury Notes, 4.875% due 8/15/2016	6,000,000	6,720,000
United States Treasury Notes, 4.625% due 2/15/2017	2,000,000	2,195,625

TOTAL U.S. TREASURY SECURITIES (Cost $ 57,273,704)		60,027,033

U.S. GOVERNMENT AGENCIES — 56.71%
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	231,689
Federal Farm Credit Bank, 5.875% due 7/28/2008	1,900,000	1,923,785
Federal Farm Credit Bank, 5.87% due 9/2/2008	1,300,000	1,320,374
Federal Farm Credit Bank, 5.35% due 12/11/2008	200,000	204,356
Federal Farm Credit Bank, 5.80% due 3/19/2009	300,000	310,317
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	369,799
Federal Farm Credit Bank, 6.06% due 5/28/2013	240,000	268,356
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,281,303
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,038,882
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	207,627
Federal Home Loan Bank, 5.125% due 4/29/2009	1,750,000	1,804,707
Federal Home Loan Bank, 4.125% due 8/13/2010	7,000,000	7,261,885
Federal Home Loan Mtg Corp., CMO Series 00246, 5.50% due 5/15/2034	1,392,429	1,429,991
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00% due 8/15/2022	902,696	902,696
Federal Home Loan Mtg Corp., CMO Series 1616 Class E, 6.50% due 11/15/2008	217,741	219,183
Federal Home Loan Mtg Corp., CMO Series 2509 Class TV, 5.50% due 4/15/2022	2,500,000	2,577,039
Federal Home Loan Mtg Corp., CMO Series 2592 Class PD, 5.00% due 7/15/2014	977,614	976,108
Federal Home Loan Mtg Corp., CMO Series 2744 Class JG, 5.00% due 8/15/2032	1,500,000	1,491,632
Federal Home Loan Mtg Corp., CMO Series 2764 Class UE, 5.00% due 10/15/2032	2,000,000	1,982,160
Federal Home Loan Mtg Corp., CMO Series 2802 Class NE, 5.00% due 2/15/2033	1,470,000	1,461,640
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,177,627	1,179,508
Federal Home Loan Mtg Corp., CMO Series 2825 Class VP, 5.50% due 6/15/2015	1,484,645	1,530,953
Federal Home Loan Mtg Corp., CMO Series 2901 Class UB, 5.00% due 3/15/2033	2,400,000	2,381,781
Federal Home Loan Mtg Corp., CMO Series 3067 Class PJ, 5.50% due 7/15/2031	3,000,000	3,076,182
Federal Home Loan Mtg Corp., CMO Series 3078 Class PC, 5.50% due 11/15/2030	2,250,000	2,311,583
Federal Home Loan Mtg Corp., CMO Series 3138 Class PC, 5.50% due 6/15/2032	5,000,000	5,152,603
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	1,000,000	1,028,937
Federal Home Loan Mtg Corp., CMO Series 3216 Class NA, 6.00% due 5/15/2028	1,913,015	1,952,881
Federal Home Loan Mtg Corp., CMO Series 3320 Class TC, 5.50% due 10/15/2032	2,000,000	2,060,943
Federal Home Loan Mtg Corp., CMO Series 3331 Class PB, 6.00% due 1/15/2031	2,000,000	2,069,992
Federal Home Loan Mtg Corp., CMO Series R012 Class AB, 5.50% due 12/15/2020	3,582,358	3,671,028
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	37,257	41,293
Federal Home Loan Mtg Corp., Pool # 1N1736, 5.43% due 4/1/2037	2,018,667	2,054,445
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	11,433	11,961
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	24,052	27,769
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	26,214	27,421

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term U.S. Government Fund	March 31, 2008 (Unaudited)

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	$34,527	$36,752
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	1,699	1,760
Federal National Mtg Assoc, 5.125% due 12/8/2008	3,665,000	3,737,834
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	13,505	13,493
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	42,214	42,499
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	100,567	102,925
Federal National Mtg Assoc CMO Series 2003-92 Class KH, 5.00% due 3/25/2032	2,000,000	1,995,827
Federal National Mtg Assoc CMO Series 2004-35 Class CA, 4.00% due 12/25/2017	1,883,435	1,884,655
Federal National Mtg Assoc CMO Series 2007-42 Class YA, 5.50% due 1/25/2036	2,644,615	2,660,183
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	2,916,000	3,000,214
Federal National Mtg Assoc CPI Floating Rate Note, 5.221% due 2/17/2009	3,000,000	3,028,140
Federal National Mtg Assoc REMIC Series 2006-B1 Class AB, 6.00% due 6/25/2016	3,143,678	3,222,964
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	32,267	35,138
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	24,344	25,706
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	31,863	33,583
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	65,654	73,670
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	2,214	2,250
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	16,977	17,194
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	25,551	28,587
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	18,392	19,388
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	23,402	24,716
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	3,252	3,268
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	10,143	10,217
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	22,943	23,564
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	50,508	52,095
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	131,991	138,029
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	2,272	2,310
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	14,061	14,399
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	4,073	4,076
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	22,723	23,399
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	263,345	282,185
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	2,291	2,381
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	596,990	619,632
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,018,556	1,019,781
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,060,165	3,074,023
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	128,972	139,364
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	96,012	101,590
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	138,421	140,966
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	44,020	45,447
Federal National Mtg Assoc, Pool # 895572, 5.664% due 6/1/2036	3,195,525	3,281,871
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	114,022	114,008
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	47,183	50,711
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	13,938	14,052
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	16,182	16,629
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	18,913	19,470
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	21,887	22,607
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	34,954	35,984
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	30,135	31,994
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	56,361	59,725
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	633	636
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	52,982	55,197
Overseas Private Investment Corp., 4.10% due 11/15/2014 (1)	1,752,000	1,812,619
Private Export Funding Corp., 5.685% due 5/15/2012	5,000,000	5,501,040

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term U.S. Government Fund	March 31, 2008 (Unaudited)

Issuer-Description	Principal Amount	Value
Private Export Funding Corp., 4.974% due 8/15/2013	$2,700,000	$2,906,123
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,196,116
United States Department of Housing & Urban Development, 3.51% due 8/1/2008	850,000	854,163

TOTAL U.S. GOVERNMENT AGENCIES (Cost $97,526,367)		99,499,958

TOTAL INVESTMENTS — 90.93% (Cost $154,800,071)		$159,526,991
OTHER ASSETS LESS LIABILITIES — 9.07%		15,909,619

NET ASSETS — 100.00%		$175,436,610

Footnote Legend

(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation.
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-509, CLASS C – 885-215-764, CLASS I – 885-215-681, CLASS R3 – 885-215-483

NASDAQ SYMBOLS: CLASS A – THIFX, CLASS C – THICX, CLASS I – THIIX, CLASS R3 – THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S. TREASURY SECURITIES — 2.88%

United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	$1,000,000	$1,020,937
United States Treasury Notes, 5.125% due 5/15/2016	Aaa/AAA	1,000,000	1,138,750
United States Treasury Notes, 4.875% due 8/15/2016	Aaa/AAA	6,000,000	6,720,000

TOTAL U.S. TREASURY SECURITIES (Cost $8,068,192)			8,879,687

U.S. GOVERNMENT AGENCIES — 6.72%

Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	75,103
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	303,293
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	253,752
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	203,058
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	76,631
Federal Home Loan Bank, 4.50% due 12/15/2008	Aaa/AAA	3,000,000	3,048,154
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	88,305
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,177,627	1,179,508
Federal Home Loan Mtg Corp., CMO Series 3192 Class GB, 6.00% due 1/15/2031	Aaa/AAA	2,000,000	2,057,874
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	9,227	9,516
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	14,246	14,655
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	14,486	14,878
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,295,518	2,289,965
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	121,699	125,896
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	29,267	29,989
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	456,047	462,030
Federal National Mtg Assoc CMO Series 2007-65 Class PB, 6.00% due 10/25/2032	Aaa/AAA	3,000,000	3,086,640
Federal National Mtg Assoc CPI Floating Rate Note, 5.221% due 2/17/2009	Aaa/AAA	5,000,000	5,046,900
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	23,226	25,129
Government National Mtg Assoc, Pool # 827148, 6.375% due 2/20/2024	Aaa/AAA	37,150	38,036
Small Business Administration, 4.638% due 2/10/2015	NR/NR	2,323,159	2,318,390

TOTAL U.S. GOVERNMENT AGENCIES (Cost $20,554,378)			20,747,702

ASSET BACKED SECURITIES — 12.67%

BANKS — 4.24%

COMMERCIAL BANKS — 3.91%
Wachovia Bank Commercial Mtg Trust Series 2005-C21 Class A-4, 5.21% due 10/15/2044	Aaa/AAA	5,000,000	4,512,950
Wachovia Bank Commercial Mtg Trust Series 2005-C22 Class A-4, 5.266% due 12/15/2044	Aaa/AAA	5,000,000	4,654,997
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.545% due 2/25/2035	Aa2/AA	999,259	796,043
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.684% due 3/25/2035	NR/NR	1,071,707	847,339
Wells Fargo Mtg Backed Securities Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NR	1,267,955	1,269,213

THRIFTS & MORTGAGE FINANCE — 0.33%
Washington Mutual Series 03-AR10, Class-A4, 4.055% due 10/25/2033	Aaa/AAA	196,023	195,873
Washington Mutual Series 05-AR4, Class-A4b, 4.671% due 4/25/2035	Aaa/AAA	830,000	808,851

			13,085,266

CONSUMER SERVICES — 2.04%

HOTELS, RESTAURANTS & LEISURE — 2.04%
Dunkin 2006-1 Class A2, 5.779% due 6/20/2031	Aaa/AAA	4,000,000	3,590,360

Certified Semi-Annual Report     25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
IHOP Franchising LLC Series 2007-1A Class A1, 5.144% due 3/20/2037 (1)	Baa3/BBB-	$3,000,000	$2,700,000

			6,290,360

DIVERSIFIED FINANCIALS — 6.39%

CAPITAL MARKETS — 3.01%
Bear Stearns Mtg Series 2004-3 Class 1-A2, 5.686% due 7/25/2034	Aaa/AAA	597,826	507,241
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 10.728% due 2/25/2034	NR/AAA	659,862	555,103
Legg Mason Mortgage Capital Corp., 5.576% due 6/1/2009 (1)	NR/NR	1,714,286	1,714,286
Merrill Lynch Mtg Investors, 4.231% due 8/25/2034	NR/AA	993,776	813,093
Merrill Lynch Mtg Investors, Series 2003 E Class B3, 4.099% due 10/25/2028 (1)	A2/A+	1,767,892	1,626,461
Salomon Brothers Mtg Secs VII Mtg Series 1999-C1 Class D, 7.07% due 5/18/2032	Aaa/NR	4,000,000	4,082,065

DIVERSIFIED FINANCIAL SERVICES — 3.38%
Banc America Mtg Secs, Inc. Series 2005 A Class B1 Floating Rate Note, 4.88% due 2/25/2035	NR/NR	2,935,083	2,431,894
Citigroup Commercial Mtg Trust Series 2004-HYB2 Class B1, 5.156% due 3/25/2034	Aa2/AA	800,349	692,516
Countrywide Home Loan Series 2004 Class 1-A, 5.721% due 7/20/2034	Aaa/AAA	1,165,699	1,186,325
FNBC Trust Series 1993 A, 8.08% due 1/5/2018	Aaa/AA	1,040,163	1,295,398
JP Morgan Chase Commercial Mtg Series 2004-C3 Class A-5, 4.878% due 1/15/2042	Aaa/NR	5,000,000	4,823,831

			19,728,213

TOTAL ASSET BACKED SECURITIES (Cost $41,106,667)			39,103,839

CORPORATE BONDS — 57.76%

BANKS — 4.55%

COMMERCIAL BANKS — 4.55%
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa2/AA-	2,500,000	2,497,683
Household Finance Corp., 6.40% due 9/15/2009	Aa3/AA-	400,000	413,494
Household Finance Corp. CPI Floating Rate Note, 5.65% due 8/10/2009	Aa3/AA-	5,000,000	5,027,600
National City Bank, 7.25% due 7/15/2010	Wr/A	2,000,000	2,023,608
National Westminster Bank, 7.375% due 10/1/2009	Aa1/AA-	715,000	754,675
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA	250,000	277,419
Sovereign Bank, 5.125% due 3/15/2013	Baa1/BBB	400,000	363,326
Suntrust Bank Atlanta, GA, 5.20% due 1/17/2017	Aa3/A+	400,000	359,848
US Bank, 6.30% due 7/15/2008	Aa2/AA	400,000	403,082
Whitney National Bank, 5.875% due 4/1/2017	A3/BBB	2,000,000	1,918,482

			14,039,217

CAPITAL GOODS — 7.15%

ELECTRICAL EQUIPMENT — 0.64%
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	855,854
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,122,739

INDUSTRIAL CONGLOMERATES — 2.28%
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	209,020
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	428,672
General Electric Capital Corp. Floating Rate Note, 2.808% due 5/30/2008	Aaa/AAA	494,000	492,850
General Electric Capital Corp. Floating Rate Note, 2.92% due 12/15/2009	Aaa/AAA	1,000,000	989,910
General Electric Capital Corp. Floating Rate Note, 2.079% due 3/2/2009	Aaa/AAA	5,000,000	4,925,000

MACHINERY — 4.23%
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	180,433	212,150
Illinois Tool Works Cupids Financing Trust, 6.55% due 12/31/2011	Aa3/NR	5,000,000	5,338,280
John Deere Capital Corp. Floating Rate Note, 3.115% due 6/10/2008	A2/A	4,415,000	4,413,203

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pentair, Inc., 7.85% due 10/15/2009	Baa3/BBB	$3,000,000	$3,088,122

			22,075,800

COMMERCIAL SERVICES & SUPPLIES — 1.10%

COMMERCIAL SERVICES & SUPPLIES — 1.10%
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,100,483
Waste Management, Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	743,762
Waste Management, Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	526,751
Waste Management, Inc., 6.50% due 11/15/2008	Baa3/BBB	1,000,000	1,019,887

			3,390,883

CONSUMER DURABLES & APPAREL — 0.82%

TEXTILES, APPAREL & LUXURY GOODS — 0.82%
Nike, Inc., 5.15% due 10/15/2015	A2/A+	2,315,000	2,542,548

			2,542,548

DIVERSIFIED FINANCIALS — 10.19%

CAPITAL MARKETS — 4.07%
Bear Stearns Co., Inc., 4.50% due 10/28/2010	Baa1/AA-	1,500,000	1,413,621
Goldman Sachs Group, Inc., 5.625% due 1/15/2017	A1/A+	1,900,000	1,822,717
Lehman Brothers Holdings, Inc., 3.50% due 8/7/2008	A1/A+	700,000	689,276
Lehman Brothers Holdings, Inc., 6.00% due 7/19/2012	A1/A+	1,500,000	1,480,511
Lehman Brothers Holdings, Inc., 5.625% due 1/24/2013	A1/A+	2,800,000	2,722,622
Merrill Lynch & Co., 4.125% due 9/10/2009	A1/A+	2,000,000	1,958,870
Merrill Lynch & Co. Floating Rate Note, 2.951% due 8/14/2009	A1/A+	2,000,000	1,957,882
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	502,984

CONSUMER FINANCE — 3.23%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	199,281
American Honda Finance Corp., 5.125% due 12/15/2010	Aa3/A+	1,500,000	1,571,451
Capital One Bank, 6.70% due 5/15/2008	A2/A-	2,025,000	2,025,934
SLM Corp. Floating Rate Note, 1.82% due 9/15/2008	Baa2/BBB-	1,675,000	1,609,730
SLM Corp. Floating Rate Note, 3.541% due 7/25/2008	Baa2/BBB-	3,000,000	2,948,586
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	798,701
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	824,755

DIVERSIFIED FINANCIAL SERVICES — 2.89%
Bank of America Institutional Series B, 7.70% due 12/31/2026	Aa3/A+	2,000,000	1,998,850
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa2/AA-	1,465,000	1,485,145
JP Morgan Chase Co. CPI Floating Rate Note, 5.46% due 6/28/2009	Aa2/AA-	5,000,000	5,045,000
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AA+	375,000	374,830

			31,430,746

ENERGY — 2.66%

ENERGY EQUIPMENT & SERVICES — 0.66%
Detroit Edison Corporate Senior Note Series D, 5.40% due 8/1/2014	A3/A-	2,000,000	2,035,196

OIL, GAS & CONSUMABLE FUELS — 2.00%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	554,587
Enbridge, Inc., 5.80% due 6/15/2014	Baa1/A-	2,000,000	2,027,830
Energy Transfer Partners LP, 6.00% due 7/1/2013	Baa3/BBB-	1,000,000	1,005,887
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BBB-	250,000	268,555
Murphy Oil Corp., 6.375% due 5/1/2012	Baa3/BBB	750,000	782,807
Phillips Petroleum Co., 9.375% due 2/15/2011	A1/A	900,000	1,037,893

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Phillips Petroleum Co., 8.75% due 5/25/2010	A1/A	$250,000	$279,015
Union Oil Co. California, 7.90% due 4/18/2008	WR/AA	200,000	200,430

			8,192,200

FOOD & STAPLES RETAILING — 0.31%

FOOD & STAPLES RETAILING — 0.31%
Wal-Mart Stores, Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	950,048

			950,048

FOOD, BEVERAGE & TOBACCO — 2.18%

BEVERAGES — 0.73%
Anheuser Busch Co., Inc., 4.375% due 1/15/2013	A2/A	2,000,000	2,030,512
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	214,988

FOOD PRODUCTS — 1.13%
Conagra, Inc., 7.875% due 9/15/2010	Baa2/BBB+	100,000	109,248
General Mills, 5.20% due 3/17/2015	Baa1/BBB+	1,000,000	1,002,848
General Mills, 5.50% due 1/12/2009	Baa1/BBB+	300,000	303,706
Kraft Foods, Inc., 6.00% due 2/11/2013	Baa2/BBB+	2,000,000	2,067,726

TOBACCO — 0.32%
UST, Inc., 5.75% due 3/1/2018	A3/A	1,000,000	1,010,469

			6,739,497

HEALTH CARE EQUIPMENT & SERVICES — 0.99%

HEALTH CARE EQUIPMENT & SUPPLIES — 0.67%
Covidien International Financing SA Senior Note 144A, 6.00% due 10/15/2017	Baa1/A-	2,000,000	2,061,406

HEALTH CARE PROVIDERS & SERVICES — 0.32%
Unitedhealth Group, Inc., 6.00% due 2/15/2018	Baa1/A-	1,000,000	979,517

			3,040,923

INSURANCE — 8.80%

INSURANCE — 8.80%
American International Group, Inc., 5.85% due 1/16/2018	Aa2/AA	1,000,000	981,341
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	1,043,960
Hartford Financial Services Group, Inc. Senior Note, 4.625% due 7/15/2013	A2/A	1,000,000	984,802
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,495,753
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	2,000,000	1,935,444
International Lease Finance Corp. Floating Rate Note, 4.658% due 1/15/2010	A1/AA-	4,050,000	3,882,723
Liberty Mutual Group, Inc., 5.75% due 3/15/2014	Baa2/BBB	1,000,000	1,033,154
Lincoln National Corp., 4.75% due 2/15/2014	A3/A+	1,000,000	987,072
Pacific Life Global Funding CPI Floating Rate Note, 5.72% due 2/6/2016	Aa3/AA	8,000,000	8,267,280
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	740,460
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	4,078,500
UnumProvident Corp., 7.625% due 3/1/2011	Ba1/BB+	691,000	735,337

			27,165,826

MATERIALS — 1.73%

CHEMICALS — 1.10%
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	355,159
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	A2/A	1,000,000	1,030,439
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	A2/A	325,000	326,503

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
E.I. du Pont de Nemours & Co., 5.00% due 1/15/2013	A2/A	$1,000,000	$1,041,251
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	644,364

METALS & MINING — 0.63%
BHP Billiton Finance, 5.40% due 3/29/2017	A1/A+	2,000,000	1,947,322

			5,345,038

MEDIA — 1.61%

MEDIA — 1.61%
AOL Time Warner, Inc., 6.75% due 4/15/2011	Baa2/BBB+	750,000	771,255
Comcast Corp., 6.30% due 11/15/2017	Baa2/BBB+	1,000,000	1,012,130
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	81,910
Thomson Corp., 4.25% due 8/15/2009	Baa1/A-	2,900,000	2,896,978
Time Warner, Inc., 8.05% due 1/15/2016	Baa2/BBB+	200,000	213,269

			4,975,542

MISCELLANEOUS — 1.17%

MISCELLANEOUS — 1.17%
Stanford University, 5.85% due 3/15/2009	Aaa/NR	3,500,000	3,600,194

			3,600,194

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.75%

PHARMACEUTICALS — 0.75%
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	505,529
Tiers Inflation Linked Trust Series Wyeth 2004-21 Trust Certificate CPI Floating Rate Note, 5.931% due 2/1/2014	Baa1/A+	2,000,000	1,814,760

			2,320,289

RETAILING — 1.21%

MULTILINE RETAIL — 1.21%
Nordstrom, Inc., 6.25% due 1/15/2018	Baa1/A-	2,000,000	1,990,846
Target, 6.00% due 1/15/2018	A2/A+	1,700,000	1,740,237

			3,731,083

SOFTWARE & SERVICES — 2.04%

INFORMATION TECHNOLOGY SERVICES — 2.04%
Computer Sciences Corp., 6.25% due 3/15/2009	Baa1/A-	300,000	304,986
Computer Sciences Corp., 3.50% due 4/15/2008	Baa1/A-	2,000,000	1,999,528
Computer Sciences Corp. 144A, 5.50% due 3/15/2013	Baa1/A-	3,000,000	3,010,068
Electronic Data Systems Corp., 6.50% due 8/1/2013	Baa3/BBB-	1,000,000	991,178

			6,305,760

TECHNOLOGY HARDWARE & EQUIPMENT — 0.50%

COMMUNICATIONS EQUIPMENT — 0.34%
Cisco Systems, Inc., 5.25% due 2/22/2011	A1/A+	1,000,000	1,043,883

ELECTRONIC EQUIPMENT & INSTRUMENTS — 0.16%
Jabil Circuit, Inc., 5.875% due 7/15/2010	Ba1/BB+	500,000	493,824

			1,537,707

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
TELECOMMUNICATION SERVICES — 0.32%
WIRELESS TELECOMMUNICATION SERVICES — 0.32%
Vodafone Group plc, 5.625% due 2/27/2017	Baa1/A-	$1,000,000	$972,352

			972,352

TRANSPORTATION — 0.05%

AIRLINES — 0.05%
Continental Airlines Series 1997-4 Class 4-A, 6.90% due 1/2/2018	Baa2/BBB+	157,888	151,967

			151,967

UTILITIES — 9.63%

ELECTRIC UTILITIES — 7.31%
AEP Texas Central Transition Bond A1, 4.98% due 1/1/2010	Aaa/AAA	1,688,912	1,714,775
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	180,258
Commonwealth Edison Co., 4.74% due 8/15/2010	Baa2/BBB	975,000	997,602
Commonwealth Edison Co. Series 108, 5.80% due 3/15/2018	Baa2/BBB	1,000,000	994,743
Duke Energy, 5.25% due 1/15/2018	A2/A	1,000,000	1,019,079
Entergy Gulf States, Inc., 5.12% due 8/1/2010	Baa3/BBB+	1,800,000	1,810,150
Entergy Gulf States, Inc., 5.70% due 6/1/2015	Baa3/BBB+	2,300,000	2,227,775
Florida Power & Light Co., 5.55% due 11/1/2017	Aa3/A	1,000,000	1,046,837
Great River Energy Series 2007-A, 5.829% due 7/1/2017 (Insured: MBIA)	Aaa/AAA	5,000,000	5,196,950
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	903,695
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	960,856
MP Environmental, 4.982% due 7/1/2014 (1)	Aaa/AAA	4,452,626	4,508,284
PPL Energy Supply LLC, 6.50% due 5/1/2018	Baa2/BBB	1,000,000	994,104

GAS UTILITIES — 0.21%
Questar Pipeline Co., 6.05% due 12/1/2008	A3/A-	425,000	428,800
Southern California Gas Co., 4.375% due 1/15/2011	A1/NR	225,000	229,772

MULTI-UTILITIES — 2.11%
Northern States Power Co., 4.75% due 8/1/2010	A2/A	2,825,000	2,920,686
Union Electric Co., 4.65% due 10/1/2013	A3/BBB	2,000,000	1,988,704
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	354,687
Wisconsin Public Service Corp., 6.125% due 8/1/2011 (2)	Aa3/A+	1,150,000	1,230,245

			29,708,002

TOTAL CORPORATE BONDS (Cost $176,090,936)			178,215,622

MUNICIPAL BONDS — 18.69%

Amelia County IDA, 4.90% due 4/1/2027 put 4/1/2010 (Waste Management) (AMT) (3)	NR/BBB	1,000,000	998,120
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,975,000	3,275,891
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	310,671
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	125,191
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	37,000	37,221
Austin Texas Electric Utility System Refunding, 5.218% due 11/15/2017 (Insured: Assured Guaranty)	Aaa/AAA	1,000,000	1,028,280
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	A2/A	150,000	165,737
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	310,747
California State, 5.168% due 10/1/2037	A1/A+	2,000,000	2,015,120
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,330,000	1,375,805
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	261,408
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	158,579

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011 (ETM)	Aaa/NR	$240,000	$250,774
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011 (ETM)	Aaa/NR	245,000	256,209
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012 (ETM)	Aaa/NR	515,000	548,928
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013 pre-refunded 6/15/2013	Aaa/NR	540,000	574,538
Grant County Washington Water Public Utility District 2 Series Z, 5.14% due 1/1/2014 (Insured: FGIC)	Aa2/AA-	1,015,000	1,053,763
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	377,775
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	306,135
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	246,063
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	316,172
Hanover Pennsylvania Area School District Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,438,461
Hillsborough County IDA PCR, 5.00% due 12/1/2034 put 3/15/2012 (Tampa Electric Co.; Insured: AMBAC)	Aaa/AAA	1,000,000	990,020
Jefferson County Texas Navigation Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	500,990
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	572,620
Kendall Kane County Illinois School District 308, 5.50% due 10/1/2011 (Insured: FGIC)	A1/NR	365,000	384,666
Los Angeles County California Pension Series C, 0% due 6/30/2008 (Insured: MBIA)	Aaa/AAA	300,000	298,041
Louisiana Public Facilities Authority, 5.72% due 7/1/2015 (Insured: CIFG)	A1/A+	1,770,000	1,823,773
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center)	NR/NR	100,000	100,702
Mississippi Development Bank Special Obligation Refinance Harrison County B, 5.21% due 7/1/2013 (Insured: FSA)	NR/AAA	1,200,000	1,271,976
Missouri State Development Finance Board Series A, 5.45% due 3/1/2011 (Crackerneck Creek)	NR/A+	1,090,000	1,152,697
Missouri State Environmental Improvement Energy, 5.25% due 7/1/2017 (K.C. Power & Light)	A2/A	3,500,000	3,454,710
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	105,058
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A1/A	650,000	651,878
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	295,000	325,763
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	90,000	97,205
New Mexico Mtg Finance Authority Single Family Mtg I D 2, 5.77% due 1/1/2016 (GNMA/FNMA/ FHLMC)	NR/AAA	910,000	994,803
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014 (LOC: Bank of New York)	Aaa/A+	360,000	403,700
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,762,185
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	180,000	182,261
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AAA	1,400,000	1,470,546
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	870,291
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,262,644
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	366,646
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,600,000	1,630,848
Ohio Housing Financing Agency Mtg, 5.20% due 9/1/2014 (GNMA/FNMA)	Aaa/NR	2,395,000	2,553,788
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	235,000	235,860
Ohio State Taxable Development Assistance Series A, 4.88% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	550,000	569,404
Pennsylvania Economic Development Series A, 4.70% due 11/1/2021 (Waste Management)	NR/BBB	2,250,000	2,123,100
Port Walla Walla Washington Revenue, 5.30% due 12/1/2009	NR/NR	235,000	240,720
Redlands California Redevelopment Agency Series A, 5.818% due 8/1/2022 (Insured: AMBAC)	Aaa/AAA	3,000,000	3,114,660
Santa Fe County New Mexico Charter School Taxable Series B, 7.55% due 1/15/2010 (ATC Foundation)	NR/NR	165,000	161,979
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,021,590
Springfield Ohio City School District Tax Anticipation Notes, 6.35% due 12/1/2010 (Insured: AMBAC)	Aaa/NR	1,400,000	1,486,170
Springfield Ohio City School District Tax Anticipation Notes, 6.40% due 12/1/2011 (Insured: AMBAC)	Aaa/NR	1,500,000	1,607,580
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	376,158

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa1/AA+	$500,000	$539,310
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	262,304
University of Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aa3/AA-	1,000,000	1,073,740
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,370,437
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	207,978
Wisconsin State Health & Educational Facilities Series B, 7.08% due 6/1/2016 (Insured: ACA)	NR/NR	2,610,000	2,636,726

TOTAL MUNICIPAL BONDS (Cost $55,878,777)			57,687,115

YANKEE BONDS — 0.28%
BANKS — 0.10%
COMMERCIAL BANKS — 0.10%
Glitnir Banki HF, 4.421% due 1/18/2012	A2/BBB+	400,000	302,534

			302,534

MISCELLANEOUS — 0.18%
MISCELLANEOUS — 0.18%
Nova Scotia Province Canada, 5.75% due 2/27/2012	Aa2/A+	500,000	550,468

			550,468

TOTAL YANKEE BONDS (Cost $821,851)			853,002

SHORT TERM INVESTMENTS — 0.97%
Toyota Motor Credit, 2.10% due 4/1/2008	A1/P1	3,000,000	3,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $3,000,000)			3,000,000

TOTAL INVESTMENTS — 99.97% (Cost $305,520,801)			$308,486,967
OTHER ASSETS LESS LIABILITIES — 0.03%			80,867

NET ASSETS — 100.00%			$308,567,834

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.
(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.
(2)	Segregated as collateral for a when-issued security.
(3)	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America Inc.
CMO	Collateralized Mortgage Obligation.
Cupids	Cumulative Undivided Preferred Interests In Debt Securities
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	March 31, 2008 (Unaudited)

Portfolio Abbreviations (continued)

FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
IDA	Industrial Development Authority
MBIA	Insured by Municipal Bond Investors Assurance
Mtg	Mortgage
PCR	Pollution Control Revenue Bond

See notes to financial statements.

Certified Semi-Annual Report    33

EXPENSE EXAMPLE
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
	U.S. Government Fund
Class I Shares
Actual	$1,000.00	$1,056.00	$3.36
Hypothetical*	$1,000.00	$1,021.73	$3.31

	Income Fund
Class I Shares
Actual	$1,000.00	$1,039.50	$3.41
Hypothetical*	$1,000.00	$1,021.65	$3.38

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for Class I shares (0.65%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

34    Certified Semi-Annual Report

OTHER INFORMATION
Thornburg Limited Term Income Funds	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report     35

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.
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Thornburg Investment Management®
Strategies for Building Real Wealth

Thornburg Value Fund

Informational Brochure and
Semi-Annual Report – March 31, 2008

Many Reasons
One Value Fund

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50% . Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.27% , as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Connor Browne, CFA, Bill Fries, CFA, Edward Maran, CFA.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	15.9x
Portfolio Price to Cash Flow*	8.1
Portfolio Price to Book Value*	2.5
Median Market Cap*	$27.8 B
7-Year Beta (A Shares vs. S&P 500)*	0.99
Equity Holdings	44

*	Source: FactSet

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1995.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED MARCH 31, 2008

	6 Mos	1 Yr	3 Yrs	5 Yrs	10 Yrs
A Shares (Incep: 10/2/95)
Without Sales Charge	(16.91)%	(8.75)%	8.42%	12.98%	6.42%
With Sales Charge	(20.65)%	(12.86)%	6.76%	11.95%	5.94%
S&P 500 Index (Since: 10/2/95)	(12.46)%	(5.08)%	5.85%	11.32%	3.50%

*	Periods less than one year are not annualized.

4    This page is not part of the Semi-Annual Report.

focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Chunghwa Telecom Co. Ltd.	Freddie Mac
Apache Corp.	Las Vegas Sands Corp.
Gilead Sciences, Inc.	WellPoint, Inc.
Genentech, Inc.	Motorola, Inc.
Priceline.com, Inc.	Hertz Global Holdings, Inc.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

ConocoPhillips	3.8%
DIRECTV Group, Inc.	3.5%
Genentech, Inc.	3.5%
Chunghwa Telecom Co. Ltd.	3.2%
AT&T, Inc.	3.2%
Comcast Corp.	3.2%
Apache Corp.	3.2%
Eli Lilly & Co.	2.9%
Gilead Sciences, Inc.	2.9%
Entergy Corp.	2.9%

BASKET STRUCTURE

As of 3/31/08

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Thornburg Value Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

April 21, 2008

Dear Fellow Shareholder:

After many periods of good performance, we regret having to report that results for the first six months of our fiscal year were disappointing. The total return for Class A shares of the Thornburg Value Fund was negative 16.91% (at NAV), compared with negative 12.46% for the S&P 500 Index. It was particularly disappointing that we performed poorly compared to market benchmarks. We would have liked to have at least maintained parity with the market during this period of financial stress. In no way do we concede this half-year performance as indicative of the future potential of our portfolio for the remainder of the year and beyond.

A lot has happened in the financial arena since our last communications. The market peaked soon after our fiscal year end in September. Essentially, optimism with regard to resolution of liquidity issues and the U.S. economy gave way to a more pessimistic assessment. Financial institutions have had to write down securitized assets and are scrambling to reduce financial leverage. Nothing is more illustrative of the magnitude of the stress than the failure of Bear Stearns, a respected 85-year-old securities firm that had to be acquired by JPMorgan at an unthinkably low price to avoid bankruptcy. The Fed has lowered the Fed Funds rate by 3% since September 2007 to 2.25%, a level not seen since 2005. Housing industry activity and prices continue to slump, the dollar continues to slide, and oil prices continue at unexpected high levels. Given this litany of issues, it is not too surprising that stocks have done poorly. It is not a stable environment, and the outlook is sufficiently opaque to keep even the most confident investor acting cautiously.

So what happened to the Thornburg Value Fund? Not surprisingly, our financial sector holdings performed poorly. Our weight in this sector was slightly higher than the benchmark at the beginning of the period, but more importantly, and a source of major disappointment, is the fact that almost all our financial sector holdings suffered from the sub-prime mortgage crisis. Two stocks alone, Freddie Mac and Citigroup, accounted

Certified Semi-Annual Report    7

Letter to Shareholders
Continued

for over three percentage points of value erosion. The price of both stocks was cut by more than half during the period. UBS, Wachovia, The Blackstone Group (private equity), CME Group (derivative exchanges), and AIG (insurance) also performed poorly.

In addition to the weak performance of financials, a number of other stocks had sizeable declines. WellPoint declined dramatically after reporting disappointing earnings. Las Vegas Sands sold off on concerns that gaming and property revenues in Las Vegas might be more impacted by recession than in the past. Technology issues were generally weak as business development and margin pressures were considered to be trending lower. Motorola, Intel, ON Semiconductor, Google, and Dell were among holdings affected. Additionally, a risk-averse environment was unfriendly to several of our holdings with financial leverage; notably: Hertz Global Holdings, Level 3 Communications, Rite Aid, Comcast, and JetBlue Airways. Most of these holdings remain in the portfolio and are expected to recover lost value in time. WellPoint, Motorola, and Google were trimmed at what turned out to be fortuitous levels before being eliminated from the portfolio.

Only 20% of the stocks in the portfolio had positive returns over the period. Natural gas producer Apache Corp. was a standout, benefiting from higher energy prices as well as potential production increases as exploration drilling has had some success in Canada and Australia. Taiwan telecom company Chunghwa was also a standout performer, reflecting success with broadband, mobile communications, and cost control, along with the potential for dividend increases and revenue generation from idle land holdings. A number of health care related issues also had positive performance. Varian Medical Services has benefited from innovation in oncology radiation treatment equipment, Roche and Genentech from FDA approval of Avastin for treatment of metastasized breast cancer, Cytyc was acquired at a nice premium, and Teva benefited from growth in the use of generic drugs. Electric utility Entergy benefited from higher oil and gas prices as their nuclear power generating plants are competitively advantaged versus coal and natural gas fired plants from a marginal cost and air quality standpoint.

Transaction activity during the fiscal first half centered on culling the portfolio of holdings believed to have changed risk/reward characteristics and adding issues consistent with our mantra of buying promising companies available at a discount to intrinsic value. Blackstone (private equity), Freddie Mac (mortgage guarantee and liquidity vehicle), Citigroup, UBS, and Wachovia were the most prominent stocks eliminated from the portfolio. Among stocks added to the portfolio were: Gilead Sciences (leader in drugs to treat HIV) and Eli Lilly (diabetes and psychology pharmaceuticals) in the health care area; JPMorgan Chase, U.S.

8    Certified Semi-Annual Report

Bancorp, and Hartford Financial Services Group in the financial service arena; and AT&T, Priceline, Visa, Apple, and Paychex (a diversified cross section of various industries).

We believe the changes we have made to the portfolio have been constructive. For the most part, our stock purchases since September have performed satisfactorily and sales have worked to avoid further erosion of value. Our investment philosophy, process, and investment team remain intact and our focus is on improving performance as expeditiously as possible. We hold 44 equity issues diversified across 19 industries. To learn more about each holding as well as garner other useful information, please visit our web site at www.thornburg.com/funds.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Value Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $4,746,889,739) (Note 2)	$4,704,968,220
Cash	481,357
Receivable for fund shares sold	10,912,861
Dividends receivable	6,488,221
Interest receivable	1,551,469
Prepaid expenses and other assets	111,732

Total Assets	4,724,513,860

LIABILITIES
Payable for securities purchased	57,348,484
Payable for fund shares redeemed	10,677,940
Payable to investment advisor and other affiliates (Note 3)	3,980,860
Accounts payable and accrued expenses	909,425
Dividends payable	21,013

Total Liabilities	72,937,722

NET ASSETS	$4,651,576,138

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,273,177
Net unrealized depreciation on investments	(40,497,119)
Accumulated net realized gain (loss)	(230,268,163)
Net capital paid in on shares of beneficial interest	4,919,068,243

$4,651,576,138

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited	)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,357,827,327 applicable to 40,945,885 shares of beneficial interest outstanding – Note 4)	$33.16
Maximum sales charge, 4.50% of offering price	1.56

Maximum offering price per share	$34.72

Class B Shares:
Net asset value and offering price per share * ($88,571,701 applicable to 2,807,062 shares of beneficial interest outstanding – Note 4)	$31.55

Class C Shares:
Net asset value and offering price per share * ($507,435,424 applicable to 15,886,944 shares of beneficial interest outstanding – Note 4)	$31.94

Class I Shares:
Net asset value, offering and redemption price per share ($2,348,203,559 applicable to 69,691,972 shares of beneficial interest outstanding – Note 4)	$33.69

Class R3 Shares:
Net asset value, offering and redemption price per share ($179,492,188 applicable to 5,444,519 shares of beneficial interest outstanding – Note 4)	$32.97

Class R4 Shares:
Net asset value, offering and redemption price per share ($32,083,450 applicable to 968,747 shares of beneficial interest outstanding – Note 4)	$33.12

Class R5 Shares:
Net asset value, offering and redemption price per share ($137,962,489 applicable to 4,097,955 shares of beneficial interest outstanding – Note 4)	$33.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report     11

STATEMENT OF OPERATIONS
Thornburg Value Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $256,307)	$32,736,680
Interest income	3,851,166

Total Income	36,587,846

EXPENSES:
Investment advisory fees (Note 3)	17,594,164
Administration fees (Note 3)
Class A Shares	936,986
Class B Shares	62,829
Class C Shares	354,245
Class I Shares	595,699
Class R3 Shares	100,359
Class R4 Shares	12,387
Class R5 Shares	28,258
Distribution and service fees (Note 3)
Class A Shares	1,875,259
Class B Shares	502,460
Class C Shares	2,833,162
Class R3 Shares	401,962
Class R4 Shares	26,930
Transfer agent fees
Class A Shares	875,450
Class B Shares	75,423
Class C Shares	316,490
Class I Shares	913,870
Class R3 Shares	154,354
Class R4 Shares	11,878
Class R5 Shares	72,695
Registration and filing fees
Class A Shares	19,824
Class B Shares	7,510
Class C Shares	9,915
Class I Shares	47,312
Class R3 Shares	11,039
Class R4 Shares	18,911
Class R5 Shares	18,942
Custodian fees (Note 3)	272,988
Professional fees	82,452
Accounting fees	92,530
Trustee fees	32,000
Other expenses	288,108

Total Expenses	28,646,391
Less:
Expenses reimbursed by investment advisor (Note 3)	(221,753)
Fees paid indirectly (Note 3)	(19,738)

Net Expenses	28,404,900

Net Investment Income	$8,182,946

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg Value Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(212,975,664)
Foreign currency transactions	(95,406)

(213,071,070)

Net change in unrealized appreciation (depreciation) on:
Investments	(695,690,327)
Foreign currency translations	7,337

(695,682,990)

Net Realized and Unrealized Loss	(908,754,060)

Net Decrease in Net Assets Resulting From Operations	$(900,571,114)

See notes to financial statements.

Certified Semi-Annual Report     13

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$8,182,946	$28,639,753
Net realized gain (loss) on investments and foreign currency transactions	(213,071,070)	455,862,583
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(695,682,990)	268,367,897

Net Increase (Decrease) in Net Assets Resulting from Operations	(900,571,114)	752,870,233

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(856,188)	(9,517,757)
Class B Shares	—	(62,759)
Class C Shares	—	(455,165)
Class I Shares	(5,811,635)	(18,072,475)
Class R3 Shares	(70,332)	(707,632)
Class R4 Shares	(33,510)	(24,305)
Class R5 Shares	(281,466)	(578,768)
From realized gains
Class A Shares	(145,917,342)	(40,724,358)
Class B Shares	(10,428,887)	(3,458,689)
Class C Shares	(57,732,548)	(17,561,097)
Class I Shares	(223,563,517)	(39,645,604)
Class R3 Shares	(14,403,384)	(1,897,722)
Class R4 Shares	(1,166,969)	—
Class R5 Shares	(9,376,741)	(456,993)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	185,806,858	254,630,938
Class B Shares	4,820,315	70,097
Class C Shares	51,393,502	43,074,529
Class I Shares	614,828,712	1,059,702,770
Class R3 Shares	72,193,465	87,096,462
Class R4 Shares	30,124,044	6,750,585
Class R5 Shares	60,984,059	88,298,634

Net Increase (Decrease) in Net Assets	(350,062,678)	2,159,330,924

NET ASSETS:
Beginning of period	5,001,638,816	2,842,307,892

End of period	$4,651,576,138	$5,001,638,816

Undistributed net investment income	$3,273,177	$2,143,362

*	Unaudited

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Value Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are

Certified Semi-Annual Report     15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $191,957 for Class R3 shares, $21,948 for Class R4 Shares, and $7,848 for Class R5 shares.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $106,546 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $32,187 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $19,738. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,776,429	$256,539,244	13,429,422	$547,664,978
Shares issued to shareholders in reinvestment of dividends	3,615,941	134,059,119	1,156,240	45,570,783
Shares repurchased	(5,673,098)	(204,805,680)	(8,199,947)	(338,622,249)
Redemption fees received**	—	14,175	—	17,426

Net Increase (Decrease)	4,719,272	$185,806,858	6,385,715	$254,630,938

Class B Shares
Shares sold	83,856	$3,087,783	238,194	$9,443,286
Shares issued to shareholders in reinvestment of dividends	256,632	9,077,087	83,508	3,126,334
Shares repurchased	(208,293)	(7,345,497)	(316,970)	(12,500,818)
Redemption fees received**	—	942	—	1,295

Net Increase (Decrease)	132,195	$4,820,315	4,732	$70,097

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,237,152	$45,701,739	2,252,675	$89,691,497
Shares issued to shareholders in reinvestment of dividends	1,416,280	50,702,850	417,160	15,793,087
Shares repurchased	(1,284,868)	(45,016,425)	(1,569,020)	(62,416,929)
Redemption fees received**	—	5,338	—	6,874

Net Increase (Decrease)	1,368,564	$51,393,502	1,100,815	$43,074,529

Class I Shares
Shares sold	20,580,840	$774,675,435	29,796,837	$1,246,028,389
Shares issued to shareholders in reinvestment of dividends	4,811,948	181,207,750	1,185,152	47,802,515
Shares repurchased	(9,299,719)	(341,077,267)	(5,579,299)	(234,149,563)
Redemption fees received**	—	22,794	—	21,429

Net Increase (Decrease)	16,093,069	$614,828,712	25,402,690	$1,059,702,770

Class R3 Shares
Shares sold	2,322,259	$83,583,668	2,874,263	$117,754,787
Shares issued to shareholders in reinvestment of dividends	380,388	14,021,104	64,233	2,541,337
Shares repurchased	(700,387)	(25,412,890)	(795,418)	(33,200,944)
Redemption fees received**	—	1,583	—	1,282

Net Increase (Decrease)	2,002,260	$72,193,465	2,143,078	$87,096,462

Class R4 Shares*
Shares sold	883,535	$32,703,018	170,003	$7,199,837
Shares issued to shareholders in reinvestment of dividends	30,790	1,139,163	555	24,227
Shares repurchased	(105,017)	(3,718,353)	(11,119)	(473,504)
Redemption fees received**	—	216	—	25

Net Increase (Decrease)	809,308	$30,124,044	159,439	$6,750,585

Class R5 Shares
Shares sold	2,139,919	$77,057,468	2,430,984	$101,996,046
Shares issued to shareholders in reinvestment of dividends	256,738	9,655,419	24,855	1,035,760
Shares repurchased	(686,282)	(25,729,936)	(343,451)	(14,733,830)
Redemption fees received**	—	1,108	—	658

Net Increase (Decrease)	1,710,375	$60,984,059	2,112,388	$88,298,634

*	Effective date of this class of shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18     Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,094,274,134 and $1,481,967,852, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,745,363,605

Gross unrealized appreciation on a tax basis	$377,818,318
Gross unrealized depreciation on a tax basis	(418,213,703)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(40,395,385)

At March 31, 2008, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $89,255. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Certified Semi-Annual Report     19

FINANCIAL HIGHLIGHTS
Thornburg Value Fund

	Six Months Ended March 31,		Year Ended September 30,
	2008*	2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$44.17	$37.59	$32.79	$28.11	$26.29	$20.73
Income from investment operations:
Net investment income (loss)	0.05	0.29	0.35	0.32	0.20	0.15
Net realized and unrealized gain (loss) on investments	(7.11)	7.86	4.76	4.64	1.81	5.45
Total from investment operations	(7.06)	8.15	5.11	4.96	2.01	5.60
Less dividends from:
Net investment income	(0.02)	(0.27)	(0.31)	(0.28)	(0.19)	(0.02)
Net realized gains	(3.93)	(1.30)	—	—	—	—
Return of capital	—	—	—	—	—	(0.02)
Total dividends	(3.95)	(1.57)	(0.31)	(0.28)	(0.19)	(0.04)
Change in net asset value	(11.01)	6.58	4.80	4.68	1.82	5.56

NET ASSET VALUE, end of period	$33.16	$44.17	$37.59	$32.79	$28.11	$26.29

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(16.91)	22.23	15.63	17.70	7.61	27.02
Ratios to average net assets:
Net investment income (loss) (%)	0.25 (b)	0.70	1.02	1.05	0.69	0.66
Expenses, after expense reductions (%)	1.25 (b)	1.27	1.35	1.40	1.37	1.43
Expenses, after expense reductions and net of custody credits (%)	1.25 (b)	1.27	1.34	1.40	1.37	1.43
Expenses, before expense reductions (%)	1.25 (b)	1.27	1.35	1.40	1.37	1.43

Portfolio turnover rate (%)	31.41	79.29	51.36	58.90	68.74	82.89

Net assets at end of period (thousands)	$1,357,827	$1,599,976	$1,121,720	$972,478	$1,086,448	$994,043

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

20    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$42.36		$36.17	$31.60	$27.13	$25.47	$20.22
Income from investment operations:
Net investment income (loss)	(0.10)		(0.04)	0.07	0.08	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	(6.78)		7.55	4.58	4.47	1.74	5.30
Total from investment operations	(6.88)		7.51	4.65	4.55	1.71	5.25
Less dividends from:
Net investment income	—		(0.02)	(0.08)	(0.08)	(0.05)	—
Net realized gains	(3.93)		(1.30)	—	—	—	—
Total dividends	(3.93)		(1.32)	(0.08)	(0.08)	(0.05)	—
Change in net asset value	(10.81)		6.19	4.57	4.47	1.66	5.25
NET ASSET VALUE, end of period	$31.55		$42.36	$36.17	$31.60	$27.13	$25.47

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(17.24)		21.26	14.71	16.78	6.71	25.96
Ratios to average net assets:
Net investment income (loss) (%)	(0.56	)(b)	(0.09)	0.21	0.27	(0.12)	(0.22)
Expenses, after expense reductions (%)	2.05	(b)	2.07	2.15	2.17	2.18	2.31
Expenses, after expense reductions and net of custody credits (%)	2.05	(b)	2.07	2.14	2.17	2.18	2.31
Expenses, before expense reductions (%)	2.05	(b)	2.07	2.15	2.17	2.20	2.32

Portfolio turnover rate (%)	31.41		79.29	51.36	58.90	68.74	82.89

Net assets at end of period (thousands)	$88,572		$113,299	$96,587	$92,410	$93,508	$89,661

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$42.82		$36.55	$31.92	$27.40	$25.70	$20.40
Income from investment operations:
Net investment income (loss)	(0.09)		(0.02)	0.09	0.09	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(6.86)		7.62	4.62	4.51	1.77	5.34
Total from investment operations	(6.95)		7.60	4.71	4.60	1.75	5.30
Less dividends from:
Net investment income	—		(0.03)	(0.08)	(0.08)	(0.05)	—
Net realized gains	(3.93)		(1.30)	—	—	—	—
Total dividends	(3.93)		(1.33)	(0.08)	(0.08)	(0.05)	—
Change in net asset value	(10.88)		6.27	4.63	4.52	1.70	5.30

NET ASSET VALUE, end of period	$31.94		$42.82	$36.55	$31.92	$27.40	$25.70

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(17.21)		21.29	14.77	16.80	6.81	25.98
Ratios to average net assets:
Net investment income (loss) (%)	(0.50	)(b)	(0.05)	0.27	0.31	(0.07)	(0.16)
Expenses, after expense reductions (%)	2.00	(b)	2.03	2.09	2.14	2.14	2.25
Expenses, after expense reductions and net of custody credits (%)	2.00	(b)	2.03	2.09	2.14	2.14	2.25
Expenses, before expense reductions (%)	2.00	(b)	2.03	2.09	2.14	2.15	2.25

Portfolio turnover rate (%)	31.41		79.29	51.36	58.90	68.74	82.89

Net assets at end of period (thousands)	$507,435		$621,687	$490,399	$446,567	$475,296	$441,103

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

22    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,
		2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$44.80	$38.11	$33.23	$28.49	$26.64	$20.95
Income from investment operations:
Net investment income (loss)	0.12	0.44	0.50	0.45	0.31	0.26
Net realized and unrealized gain (loss) on investments	(7.21)	7.96	4.82	4.70	1.84	5.51
Total from investment operations	(7.09)	8.40	5.32	5.15	2.15	5.77
Less dividends from:
Net investment income	(0.09)	(0.41)	(0.44)	(0.41)	(0.30)	(0.03)
Net realized gains	(3.93)	(1.30)	—	—	—	—
Return of capital	—	—	—	—	—	(0.05)
Total dividends	(4.02)	(1.71)	(0.44)	(0.41)	(0.30)	(0.08)
Change in net asset value	(11.11)	6.69	4.88	4.74	1.85	5.69

NET ASSET VALUE, end of period	$33.69	$44.80	$38.11	$33.23	$28.49	$26.64

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(16.75)	22.62	16.10	18.16	8.04	27.55
Ratios to average net assets:
Net investment income (loss) (%)	0.63 (b)	1.05	1.41	1.44	1.07	1.10
Expenses, after expense reductions (%)	0.89 (b)	0.93	0.98	0.99	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.89 (b)	0.92	0.97	0.98	0.99	0.99
Expenses, before expense reductions (%)	0.89 (b)	0.93	0.98	1.00	0.99	1.03

Portfolio turnover rate (%)	31.41	79.29	51.36	58.90	68.74	82.89

Net assets at end of period (thousands)	$2,348,204	$2,401,473	$1,074,492	$457,788	$378,334	$260,624

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,				Period Ended Sept. 30, 2003(a)
		2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$43.94	$37.43	$32.68	$28.06	$26.27	$25.83
Income from investment operations:
Net investment income (loss)	0.03	0.26	0.37	0.33	0.17	0.03
Net realized and unrealized gain (loss) on investments	(7.06)	7.81	4.71	4.60	1.85	0.41
Total from investment operations	(7.03)	8.07	5.08	4.93	2.02	0.44

Less dividends from:
Net investment income	(0.01)	(0.26)	(0.33)	(0.31)	(0.23)	—
Net realized gains	(3.93)	(1.30)	—	—	—	—
Total dividends	(3.94)	(1.56)	(0.33)	(0.31)	(0.23)	—
Change in net asset value	(10.97)	6.51	4.75	4.62	1.79	0.44

NET ASSET VALUE, end of period	$32.97	$43.94	$37.43	$32.68	$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(16.93)	22.11	15.60	17.64	7.68	1.70
Ratios to average net assets:
Net investment income (loss) (%)	0.19 (c)	0.63	1.05	1.07	0.61	0.48	(c)
Expenses, after expense reductions (%)	1.35 (c)	1.35	1.36	1.35	1.34	1.45	(c)
Expenses, after expense reductions and net of custody credits (%)	1.35 (c)	1.35	1.35	1.35	1.34	1.45	(c)
Expenses, before expense reductions (%)	1.59 (c)	1.63	1.69	1.94	2.22	44,445.63	(c)(d)

Portfolio turnover rate (%)	31.41	79.29	51.36	58.90	68.74	82.89

Net assets at end of period (thousands)	$179,492	$151,260	$48,627	$11,661	$5,754	$—	(e)

(a)	Effective date of this class of shares was July 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Net assets at the end of the year were less than $1,000.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

24    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Six Months Ended March 31, 2008*	Period Ended Sept. 30, 2007(a)
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$44.14	$41.00
Income from investment operations:
Net investment income (loss)	0.08	0.20
Net realized and unrealized gain (loss) on investments	(7.12)	3.12
Total from investment operations	(7.04)	3.32

Less dividends from:
Net investment income	(0.05)	(0.18)
Net realized gains	(3.93)	—
Total dividends	(3.98)	(0.18)

Change in net asset value	(11.02)	3.14

NET ASSET VALUE, end of period	$33.12	$44.14

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(16.90)	8.09
Ratios to average net assets:
Net investment income (loss) (%)	0.45 (c)	0.70	(c)
Expenses, after expense reductions (%)	1.24 (c)	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.24 (c)	1.25	(c)
Expenses, before expense reductions (%)	1.46 (c)	2.34	(c)

Portfolio turnover rate (%)	31.41	79.29

Net assets at end of period (thousands)	$32,083	$7,038

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Value Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30,		Period Ended Sept. 30, 2005(a)
		2007	2006
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$44.78	$38.09	$33.22	$30.75
Income from investment operations:
Net investment income (loss)	0.11	0.49	0.24	0.28
Net realized and unrealized gain (loss) on investments	(7.21)	7.91	5.07	2.45
Total from investment operations	(7.10)	8.40	5.31	2.73

Less dividends from:
Net investment income	(0.08)	(0.41)	(0.44)	(0.26)
Net realized gains	(3.93)	(1.30)	—	—
Total dividends	(4.01)	(1.71)	(0.44)	(0.26)
Change in net asset value	(11.11)	6.69	4.87	2.47

NET ASSET VALUE, end of period	$33.67	$44.78	$38.09	$33.22

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(16.78)	22.63	16.07	8.93
Ratios to average net assets:
Net investment income (loss) (%)	0.57 (c)	1.14	0.64	1.31	(c)
Expenses, after expense reductions (%)	0.96 (c)	0.91	1.00	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.96 (c)	0.91	0.98	0.99	(c)
Expenses, before expense reductions (%)	0.97 (c)	0.93	3.24	127.30	(c)(d)

Portfolio turnover rate (%)	31.41	79.29	51.36	58.90

Net assets at end of period (thousands)	$137,962	$106,906	$10,483	$31

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Value Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-731, CLASS B – 885-215-590, CLASS C – 885-215-715, CLASS I – 885-215-632, CLASS R3 – 885-215-533, CLASS R4 – 885-215-277, CLASS R5 – 885-215-376

NASDAQ SYMBOLS: CLASS A – TVAFX, CLASS B – TVBFX, CLASS C – TVCFX, CLASS I – TVIFX, CLASS R3 – TVRFX, CLASS R4 – TVIRX, CLASS R5 – TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Pharmaceuticals, Biotechnology & Life Sciences	12.6%

Telecommunication Services	11.8%

Energy	9.4%

Media	6.7%

Insurance	6.4%

Technology Hardware & Equipment	5.8%

Materials	5.1%

Diversified Financials	3.8%

Retailing	3.8%

Health Care Equipment & Services	3.5%

Semiconductors & Semiconductor Equipment	3.3%

Software & Services	3.3%

Utilities	2.9%

Transportation	2.6%

Capital Goods	2.5%

Banks	2.4%

Consumer Services	2.2%

Food, Beverage & Tobacco	2.2%

Food & Staples Retailing	2.2%

Other Assets & Cash Equivalents	7.5%

	Shares/ Principal Amount	Value
COMMON STOCK — 91.82%

BANKS — 2.39%

COMMERCIAL BANKS — 2.39%
U.S. Bancorp	3,437,072	$111,223,650

		111,223,650

CAPITAL GOODS — 2.57%

INDUSTRIAL CONGLOMERATES — 2.57%
General Electric Co.	3,227,600	119,453,476

		119,453,476

CONSUMER SERVICES — 2.25%

HOTELS, RESTAURANTS & LEISURE — 2.25%
Las Vegas Sands Corp.+	1,422,306	104,738,614

		104,738,614

DIVERSIFIED FINANCIALS — 3.80%

CAPITAL MARKETS — 0.43%
AllianceBernstein Holdings LP	320,030	20,283,501
DIVERSIFIED FINANCIAL SERVICES — 3.37%
CME Group, Inc.	153,735	72,117,089
JPMorgan Chase & Co.	1,967,000	84,482,650

		176,883,240

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 9.39%
OIL, GAS & CONSUMABLE FUELS — 9.39%
Apache Corp.	1,222,442	$147,695,442
ConocoPhillips	2,322,500	176,997,725
OAO Gazprom ADR	2,199,000	112,149,000

		436,842,167

FOOD & STAPLES RETAILING — 2.18%

FOOD & STAPLES RETAILING — 2.18%
Rite Aid Corp.+	34,525,652	101,505,417

		101,505,417

FOOD, BEVERAGE & TOBACCO — 2.20%

FOOD PRODUCTS — 2.20%
Kraft Foods, Inc. A	3,295,200	102,184,152

		102,184,152

HEALTH CARE EQUIPMENT & SERVICES — 3.48%

HEALTH CARE EQUIPMENT & SUPPLIES — 2.41%
Varian Medical Services, Inc.+	2,387,200	111,816,448
HEALTH CARE TECHNOLOGY — 1.07%
Eclipsys Corp.+	2,542,440	49,857,248

		161,673,696

INSURANCE — 6.36%

INSURANCE — 6.36%
Allstate Corp.	2,706,000	130,050,360
American International Group, Inc.	1,633,800	70,661,850
Hartford Financial Services Group	1,255,400	95,121,658

		295,833,868

MATERIALS — 5.06%

CHEMICALS — 2.70%
Air Products & Chemicals, Inc.	1,366,500	125,718,000
METALS & MINING — 2.36%
Freeport-McMoRan Copper & Gold, Inc.	1,139,455	109,638,360

		235,356,360

MEDIA — 6.68%

MEDIA — 6.68%
Comcast Corp.+	7,847,050	148,858,539
DIRECTV Group, Inc.+	6,528,700	161,846,473

		310,705,012

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.68%

BIOTECHNOLOGY — 6.39%
Genentech, Inc.+	1,988,700	161,442,666
Gilead Sciences, Inc.+	2,637,800	135,925,834

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS — 6.29%
Eli Lilly & Co.	2,658,843	$137,169,711
Roche Holdings AG	253,700	47,745,977
Teva Pharmaceutical Industries Ltd. ADR	2,330,800	107,659,652

		589,943,840

RETAILING — 3.78%

INTERNET & CATALOG RETAIL — 1.45%
Priceline.com, Inc.+	558,611	67,513,725
SPECIALTY RETAIL — 2.33%
Office Depot, Inc.+	5,559,036	61,427,348
Staples, Inc.	2,124,300	46,968,273

		175,909,346

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.31%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.31%
Intel Corp.	5,710,300	120,944,154
ON Semiconductor Corp.+	5,819,627	33,055,481

		153,999,635

SOFTWARE & SERVICES — 3.29%

IT SERVICES — 0.93%
Paychex, Inc.	685,000	23,468,100
Visa, Inc.+	313,875	19,573,245
SOFTWARE — 2.36%
Microsoft Corp.	3,870,000	109,830,600

		152,871,945

TECHNOLOGY HARDWARE & EQUIPMENT — 5.77%
COMMUNICATIONS EQUIPMENT — 2.75%
Corning, Inc.	5,324,800	128,008,192
COMPUTERS & PERIPHERALS — 3.02%
Apple, Inc.+	161,000	23,103,500
Dell, Inc.+	5,879,900	117,127,608

		268,239,300

TELECOMMUNICATION SERVICES — 11.14%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.49%
AT&T, Inc.	3,898,000	149,293,400
Chunghwa Telecom Co. Ltd. ADR	5,809,560	151,164,751
Level 3 Communications, Inc.+	22,656,400	48,031,568
WIRELESS TELECOMMUNICATION SERVICES — 3.65%
China Mobile Ltd.	4,566,800	67,950,562
Crown Castle International Corp.+	2,951,850	101,809,307

		518,249,588

TRANSPORTATION — 2.60%
AIRLINES — 0.63%
JetBlue Airways Corp.+	5,095,700	29,555,060

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
ROAD & RAIL — 1.97%
Hertz Global Holdings, Inc.+	7,598,500	$91,637,910

		121,192,970

UTILITIES — 2.89%
ELECTRIC UTILITIES — 2.89%
Entergy Corp.	1,232,136	134,401,395

		134,401,395

TOTAL COMMON STOCK (Cost $4,313,414,901)		4,271,207,671

CORPORATE BONDS — 0.71%
TELECOMMUNICATION SERVICES — 0.71%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.71%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$40,239,000	32,895,382

TOTAL CORPORATE BONDS (Cost $32,609,672)		32,895,382

SHORT TERM INVESTMENTS — 8.62%
American Express, 2.28%, 4/4/2008	151,300,000	151,271,253
General Electric Capital Corp., 2.20%, 4/2/2008	99,600,000	99,593,914
Toyota Motor Credit, 1.80%, 4/1/2008	150,000,000	150,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $400,865,166)		400,865,167

TOTAL INVESTMENTS — 101.15% (Cost $4,746,889,739)		$4,704,968,220
LIABILITIES NET OF OTHER ASSETS — (1.15)%		(53,392,082)

NET ASSETS — 100.00%		$4,651,576,138

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

30    Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg Value Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before ex-

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$830.90	$5.73
Hypothetical*	$1,000.00	$1,018.74	$6.32
Class B Shares
Actual	$1,000.00	$827.60	$9.35
Hypothetical*	$1,000.00	$1,014.76	$10.31
Class C Shares
Actual	$1,000.00	$827.90	$9.13
Hypothetical*	$1,000.00	$1,015.01	$10.06
Class I Shares
Actual	$1,000.00	$832.50	$4.07
Hypothetical*	$1,000.00	$1,020.56	$4.49
Class R3 Shares
Actual	$1,000.00	$830.70	$6.18
Hypothetical*	$1,000.00	$1,018.25	$6.81
Class R4 Shares
Actual	$1,000.00	$831.00	$5.69
Hypothetical*	$1,000.00	$1,018.79	$6.27
Class R5 Shares
Actual	$1,000.00	$832.20	$4.38
Hypothetical*	$1,000.00	$1,020.22	$4.83

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; B: 2.05%; C: 2.00%; I: 0.89%; R3: 1.35%; R4: 1.24%; and R5: 0.96%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

penses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report    31

INDEX COMPARISON
Thornburg Value Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/2/95)	(12.86)%	11.95%	5.94%	11.35%
B Shares (Incep: 4/3/00)	(13.54)%	11.81%	—	1.74%
C Shares (Incep: 10/2/95)	(10.24)%	12.11%	5.59%	10.89%
I Shares (Incep: 11/2/98)	(8.43)%	13.41%	—	7.61%
R3 Shares (Incep: 7/1/03)	(8.81)%	—	—	9.07%
R4 Shares (Incep: 2/1/07)	(8.70)%	—	—	(10.17)%
R5 Shares (Incep: 2/1/05)	(8.44)%	—	—	8.40%
S&P 500 Index (Since: 10/2/95)	(5.08)%	11.32%	3.50%	8.61%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class I, R3, R4 and R5 shares are available only to certain qualified investors. Class A and I shares are subject to a 1% 30-day redemption fee.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

32    Certified Semi-Annual Report

OTHER INFORMATION
Thornburg Value Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    33

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34    This page is not part of the Semi-Annual Report.

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This page is not part of the Semi-Annual Report.    35

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36    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    37

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $50 billion. Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds' shareholders after accounting for inflation, taxes, and investment expenses. We're committed to disciplined investing and managing risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds' equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds' shareholders. Our employees have invested over $167 million in Thornburg products.

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH170	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings and sector diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An index consisting of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.93% , as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Connor Browne, CFA, Bill Fries, CFA, Edward Maran, CFA.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	15.9x
Portfolio Price to Cash Flow*	8.1
Portfolio Price to Book Value*	2.5
Median Market Cap*	$27.8 B
7-Year Beta (A Shares vs. S&P 500)*	0.99
Equity Holdings	44

*	Source: FactSet

The Thornburg Value Fund seeks to find promising companies at a discounted valuation. It differs from many other equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This strategy has provided positive returns for shareholders who have been invested since the Fund’s inception in 1995.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative research approach in identifying and analyzing investment ideas. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value.

In managing the Thornburg Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to an industry or sector. We use a combination of financial analysis, collaborative research, and business evaluation in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to company contact, the latter often including on-site visits. The

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED MARCH 31, 2008

	6 Mos	1 Yr	3 Yrs	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	(16.75)%	(8.43)%	8.82%	13.41%	7.61%
S&P 500 Index (Since: 11/2/98)	(12.46)%	(5.08)%	5.85%	11.32%	3.53%

*	Periods less than one year are not annualized.

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focus of the analysis is on what’s behind the numbers, its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 40–55 companies diversified by sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Chunghwa Telecom Co. Ltd.	Freddie Mac
Apache Corp.	Las Vegas Sands Corp.
Gilead Sciences, Inc.	WellPoint, Inc.
Genentech, Inc.	Motorola, Inc.
Priceline.com, Inc.	Hertz Global Holdings, Inc.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

ConocoPhillips	3.8%
DIRECTV Group, Inc.	3.5%
Genentech, Inc.	3.5%
Chunghwa Telecom Co. Ltd.	3.2%
AT&T, Inc.	3.2%
Comcast Corp.	3.2%
Apache Corp.	3.2%
Eli Lilly & Co.	2.9%
Gilead Sciences, Inc.	2.9%
Entergy Corp.	2.9%

BASKET STRUCTURE

As of 3/31/08

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Thornburg Value Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Connor Browne, CFA Co-Portfolio Manager Edward E. Maran, CFA Co-Portfolio Manager

April 21, 2008

Dear Fellow Shareholder:

After many periods of good performance, we regret having to report that results for the first six months of our fiscal year were disappointing. The total return for Class I shares of the Thornburg Value Fund was negative 16.75%, compared with negative 12.46% for the S&P 500 Index. It was particularly disappointing that we performed poorly compared to market benchmarks. We would have liked to have at least maintained parity with the market during this period of financial stress. In no way do we concede this half-year performance as indicative of the future potential of our portfolio for the remainder of the year and beyond.

A lot has happened in the financial arena since our last communications. The market peaked soon after our fiscal year end in September. Essentially, optimism with regard to resolution of liquidity issues and the U.S. economy gave way to a more pessimistic assessment. Financial institutions have had to write down securitized assets and are scrambling to reduce financial leverage. Nothing is more illustrative of the magnitude of the stress than the failure of Bear Stearns, a respected 85-year-old securities firm that had to be acquired by JPMorgan at an unthinkably low price to avoid bankruptcy. The Fed has lowered the Fed Funds rate by 3% since September 2007 to 2.25%, a level not seen since 2005. Housing industry activity and prices continue to slump, the dollar continues to slide, and oil prices continue at unexpected high levels. Given this litany of issues, it is not too surprising that stocks have done poorly. It is not a stable environment, and the outlook is sufficiently opaque to keep even the most confident investor acting cautiously.

So what happened to the Thornburg Value Fund? Not surprisingly, our financial sector holdings performed poorly. Our weight in this sector was slightly higher than the benchmark at the beginning of the period, but more importantly, and a source of major disappointment, is the fact that almost all our financial sector holdings suffered from the sub-prime mortgage crisis. Two stocks alone, Freddie Mac and Citigroup, accounted

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Letter to Shareholders

Continued

for over three percentage points of value erosion. The price of both stocks was cut by more than half during the period. UBS, Wachovia, The Blackstone Group (private equity), CME Group (derivative exchanges), and AIG (insurance) also performed poorly.

In addition to the weak performance of financials, a number of other stocks had sizeable declines. WellPoint declined dramatically after reporting disappointing earnings. Las Vegas Sands sold off on concerns that gaming and property revenues in Las Vegas might be more impacted by recession than in the past. Technology issues were generally weak as business development and margin pressures were considered to be trending lower. Motorola, Intel, ON Semiconductor, Google, and Dell were among holdings affected. Additionally, a risk-averse environment was unfriendly to several of our holdings with financial leverage; notably: Hertz Global Holdings, Level 3 Communications, Rite Aid, Comcast, and JetBlue Airways. Most of these holdings remain in the portfolio and are expected to recover lost value in time. WellPoint, Motorola, and Google were trimmed at what turned out to be fortuitous levels before being eliminated from the portfolio.

Only 20% of the stocks in the portfolio had positive returns over the period. Natural gas producer Apache Corp. was a standout, benefiting from higher energy prices as well as potential production increases as exploration drilling has had some success in Canada and Australia. Taiwan telecom company Chunghwa was also a standout performer, reflecting success with broadband, mobile communications, and cost control, along with the potential for dividend increases and revenue generation from idle land holdings. A number of health care related issues also had positive performance. Varian Medical Services has benefited from innovation in oncology radiation treatment equipment, Roche and Genentech from FDA approval of Avastin for treatment of metastasized breast cancer, Cytyc was acquired at a nice premium, and Teva benefited from growth in the use of generic drugs. Electric utility Entergy benefited from higher oil and gas prices as their nuclear power generating plants are competitively advantaged versus coal and natural gas fired plants from a marginal cost and air quality standpoint.

Transaction activity during the fiscal first half centered on culling the portfolio of holdings believed to have changed risk/reward characteristics and adding issues consistent with our mantra of buying promising companies available at a discount to intrinsic value. Blackstone (private equity), Freddie Mac (mortgage guarantee and liquidity vehicle), Citigroup, UBS, and Wachovia were the most prominent stocks eliminated from the portfolio. Among stocks added to the portfolio were: Gilead Sciences (leader in drugs to treat HIV) and Eli Lilly (diabetes and psychology pharmaceuticals) in the health care area; JPMorgan Chase, U.S.

8    Certified Semi-Annual Report

Bancorp, and Hartford Financial Services Group in the financial service arena; and AT&T, Priceline, Visa, Apple, and Paychex (a diversified cross section of various industries).

We believe the changes we have made to the portfolio have been constructive. For the most part, our stock purchases since September have performed satisfactorily and sales have worked to avoid further erosion of value. Our investment philosophy, process, and investment team remain intact and our focus is on improving performance as expeditiously as possible. We hold 44 equity issues diversified across 19 industries. To learn more about each holding as well as garner other useful information, please visit our web site at www.thornburg.com/funds.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Connor Browne, CFA	Edward E. Maran, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg Value Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $4,746,889,739) (Note 2)	$4,704,968,220
Cash	481,357
Receivable for fund shares sold	10,912,861
Dividends receivable	6,488,221
Interest receivable	1,551,469
Prepaid expenses and other assets	111,732

Total Assets	4,724,513,860

LIABILITIES
Payable for securities purchased	57,348,484
Payable for fund shares redeemed	10,677,940
Payable to investment advisor and other affiliates (Note 3)	3,980,860
Accounts payable and accrued expenses	909,425
Dividends payable	21,013

Total Liabilities	72,937,722

NET ASSETS	$4,651,576,138

NET ASSETS CONSIST OF:
Undistributed net investment income	$3,273,177
Net unrealized depreciation on investments	(40,497,119)
Accumulated net realized gain (loss)	(230,268,163)
Net capital paid in on shares of beneficial interest	4,919,068,243

$4,651,576,138

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,357,827,327 applicable to 40,945,885 shares of beneficial interest outstanding – Note 4)	$33.16
Maximum sales charge, 4.50% of offering price	1.56

Maximum offering price per share	$34.72

Class B Shares:
Net asset value and offering price per share * ($88,571,701 applicable to 2,807,062 shares of beneficial interest outstanding – Note 4)	$31.55

Class C Shares:
Net asset value and offering price per share * ($507,435,424 applicable to 15,886,944 shares of beneficial interest outstanding – Note 4)	$31.94

Class I Shares:
Net asset value, offering and redemption price per share ($2,348,203,559 applicable to 69,691,972 shares of beneficial interest outstanding – Note 4)	$33.69

Class R3 Shares:
Net asset value, offering and redemption price per share ($179,492,188 applicable to 5,444,519 shares of beneficial interest outstanding – Note 4)	$32.97

Class R4 Shares:
Net asset value, offering and redemption price per share ($32,083,450 applicable to 968,747 shares of beneficial interest outstanding – Note 4)	$33.12

Class R5 Shares:
Net asset value, offering and redemption price per share ($137,962,489 applicable to 4,097,955 shares of beneficial interest outstanding – Note 4)	$33.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS
Thornburg Value Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $256,307)	$32,736,680
Interest income	3,851,166

Total Income	36,587,846

EXPENSES:
Investment advisory fees (Note 3)	17,594,164
Administration fees (Note 3)
Class A Shares	936,986
Class B Shares	62,829
Class C Shares	354,245
Class I Shares	595,699
Class R3 Shares	100,359
Class R4 Shares	12,387
Class R5 Shares	28,258
Distribution and service fees (Note 3)
Class A Shares	1,875,259
Class B Shares	502,460
Class C Shares	2,833,162
Class R3 Shares	401,962
Class R4 Shares	26,930
Transfer agent fees
Class A Shares	875,450
Class B Shares	75,423
Class C Shares	316,490
Class I Shares	913,870
Class R3 Shares	154,354
Class R4 Shares	11,878
Class R5 Shares	72,695
Registration and filing fees
Class A Shares	19,824
Class B Shares	7,510
Class C Shares	9,915
Class I Shares	47,312
Class R3 Shares	11,039
Class R4 Shares	18,911
Class R5 Shares	18,942
Custodian fees (Note 3)	272,988
Professional fees	82,452
Accounting fees	92,530
Trustee fees	32,000
Other expenses	288,108

Total Expenses	28,646,391
Less:
Expenses reimbursed by investment advisor (Note 3)	(221,753)
Fees paid indirectly (Note 3)	(19,738)

Net Expenses	28,404,900

Net Investment Income	$8,182,946

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg Value Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(212,975,664)
Foreign currency transactions	(95,406)

(213,071,070)

Net change in unrealized appreciation (depreciation) on:
Investments	(695,690,327)
Foreign currency translations	7,337

(695,682,990)

Net Realized and Unrealized Loss	(908,754,060)

Net Decrease in Net Assets Resulting From Operations	$(900,571,114)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$8,182,946	$28,639,753
Net realized gain (loss) on investments and foreign currency transactions	(213,071,070)	455,862,583
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(695,682,990)	268,367,897

Net Increase (Decrease) in Net Assets Resulting from Operations	(900,571,114)	752,870,233

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(856,188)	(9,517,757)
Class B Shares	—	(62,759)
Class C Shares	—	(455,165)
Class I Shares	(5,811,635)	(18,072,475)
Class R3 Shares	(70,332)	(707,632)
Class R4 Shares	(33,510)	(24,305)
Class R5 Shares	(281,466)	(578,768)
From realized gains
Class A Shares	(145,917,342)	(40,724,358)
Class B Shares	(10,428,887)	(3,458,689)
Class C Shares	(57,732,548)	(17,561,097)
Class I Shares	(223,563,517)	(39,645,604)
Class R3 Shares	(14,403,384)	(1,897,722)
Class R4 Shares	(1,166,969)	—
Class R5 Shares	(9,376,741)	(456,993)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	185,806,858	254,630,938
Class B Shares	4,820,315	70,097
Class C Shares	51,393,502	43,074,529
Class I Shares	614,828,712	1,059,702,770
Class R3 Shares	72,193,465	87,096,462
Class R4 Shares	30,124,044	6,750,585
Class R5 Shares	60,984,059	88,298,634

Net Increase (Decrease) in Net Assets	(350,062,678)	2,159,330,924

NET ASSETS:
Beginning of period	5,001,638,816	2,842,307,892

End of period	$4,651,576,138	$5,001,638,816

Undistributed net investment income	$3,273,177	$2,143,362

*	Unaudited

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Value Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $191,957 for Class R3 shares, $21,948 for Class R4 Shares, and $7,848 for Class R5 shares.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $106,546 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $32,187 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $19,738. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,776,429	$256,539,244	13,429,422	$547,664,978
Shares issued to shareholders in reinvestment of dividends	3,615,941	134,059,119	1,156,240	45,570,783
Shares repurchased	(5,673,098)	(204,805,680)	(8,199,947)	(338,622,249)
Redemption fees received**	—	14,175	—	17,426

Net Increase (Decrease)	4,719,272	$185,806,858	6,385,715	$254,630,938

Class B Shares
Shares sold	83,856	$3,087,783	238,194	$9,443,286
Shares issued to shareholders in reinvestment of dividends	256,632	9,077,087	83,508	3,126,334
Shares repurchased	(208,293)	(7,345,497)	(316,970)	(12,500,818)
Redemption fees received**	—	942	—	1,295

Net Increase (Decrease)	132,195	$4,820,315	4,732	$70,097

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	1,237,152	$45,701,739	2,252,675	$89,691,497
Shares issued to shareholders in reinvestment of dividends	1,416,280	50,702,850	417,160	15,793,087
Shares repurchased	(1,284,868)	(45,016,425)	(1,569,020)	(62,416,929)
Redemption fees received**	—	5,338	—	6,874

Net Increase (Decrease)	1,368,564	$51,393,502	1,100,815	$43,074,529

Class I Shares
Shares sold	20,580,840	$774,675,435	29,796,837	$1,246,028,389
Shares issued to shareholders in reinvestment of dividends	4,811,948	181,207,750	1,185,152	47,802,515
Shares repurchased	(9,299,719)	(341,077,267)	(5,579,299)	(234,149,563)
Redemption fees received**	—	22,794	—	21,429

Net Increase (Decrease)	16,093,069	$614,828,712	25,402,690	$1,059,702,770

Class R3 Shares
Shares sold	2,322,259	$83,583,668	2,874,263	$117,754,787
Shares issued to shareholders in reinvestment of dividends	380,388	14,021,104	64,233	2,541,337
Shares repurchased	(700,387)	(25,412,890)	(795,418)	(33,200,944)
Redemption fees received**	—	1,583	—	1,282

Net Increase (Decrease)	2,002,260	$72,193,465	2,143,078	$87,096,462

Class R4 Shares*
Shares sold	883,535	$32,703,018	170,003	$7,199,837
Shares issued to shareholders in reinvestment of dividends	30,790	1,139,163	555	24,227
Shares repurchased	(105,017)	(3,718,353)	(11,119)	(473,504)
Redemption fees received**	—	216	—	25

Net Increase (Decrease)	809,308	$30,124,044	159,439	$6,750,585

Class R5 Shares
Shares sold	2,139,919	$77,057,468	2,430,984	$101,996,046
Shares issued to shareholders in reinvestment of dividends	256,738	9,655,419	24,855	1,035,760
Shares repurchased	(686,282)	(25,729,936)	(343,451)	(14,733,830)
Redemption fees received**	—	1,108	—	658

Net Increase (Decrease)	1,710,375	$60,984,059	2,112,388	$88,298,634

*	Effective date of this class of shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,094,274,134 and $1,481,967,852, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,745,363,605

Gross unrealized appreciation on a tax basis	$377,818,318
Gross unrealized depreciation on a tax basis	(418,213,703)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(40,395,385)

At March 31, 2008, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $89,255. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Certified Semi-Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,
		2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$44.80	$38.11	$33.23	$28.49	$26.64	$20.95
Income from investment operations:
Net investment income (loss)	0.12	0.44	0.50	0.45	0.31	0.26
Net realized and unrealized gain (loss) on investments	(7.21)	7.96	4.82	4.70	1.84	5.51
Total from investment operations	(7.09)	8.40	5.32	5.15	2.15	5.77
Less dividends from:
Net investment income	(0.09)	(0.41)	(0.44)	(0.41)	(0.30)	(0.03)
Net realized gains	(3.93)	(1.30)	—	—	—	—
Return of capital	—	—	—	—	—	(0.05)
Total dividends	(4.02)	(1.71)	(0.44)	(0.41)	(0.30)	(0.08)
Change in net asset value	(11.11)	6.69	4.88	4.74	1.85	5.69

NET ASSET VALUE, end of period	$33.69	$44.80	$38.11	$33.23	$28.49	$26.64

RATIOS/SUPPLEMENTAL DATA

Total return(%)(a)	(16.75)	22.62	16.10	18.16	8.04	27.55
Ratios to average net assets:
Net investment income (loss) (%)	0.63 (b)	1.05	1.41	1.44	1.07	1.10
Expenses, after expense reductions (%)	0.89 (b)	0.93	0.98	0.99	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.89 (b)	0.92	0.97	0.98	0.99	0.99
Expenses, before expense reductions (%)	0.89 (b)	0.93	0.98	1.00	0.99	1.03
Portfolio turnover rate (%)	31.41	79.29	51.36	58.90	68.74	82.89
Net assets at end of period (thousands)	$2,348,204	$2,401,473	$1,074,492	$457,788	$378,334	$260,624

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Value Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-731, CLASS B – 885-215-590, CLASS C – 885-215-715, CLASS I – 885-215-632, CLASS R3 – 885-215-533, CLASS R4 – 885-215-277, CLASS R5 – 885-215-376

NASDAQ SYMBOLS: CLASS A – TVAFX, CLASS B – TVBFX, CLASS C – TVCFX, CLASS I – TVIFX, CLASS R3 – TVRFX, CLASS R4 – TVIRX, CLASS R5 – TVRRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Pharmaceuticals, Biotechnology & Life Sciences	12.6%

Telecommunication Services	11.8%

Energy	9.4%

Media	6.7%

Insurance	6.4%

Technology Hardware & Equipment	5.8%

Materials	5.1%

Diversified Financials	3.8%

Retailing	3.8%

Health Care Equipment & Services	3.5%

Semiconductors & Semiconductor Equipment	3.3%

Software & Services	3.3%

Utilities	2.9%

Transportation	2.6%

Capital Goods	2.5%

Banks	2.4%

Consumer Services	2.2%

Food, Beverage & Tobacco	2.2%

Food & Staples Retailing	2.2%

Other Assets & Cash Equivalents	7.5%

	Shares/ Principal Amount	Value
COMMON STOCK — 91.82%

BANKS — 2.39%

COMMERCIAL BANKS — 2.39%
U.S. Bancorp	3,437,072	$111,223,650

		111,223,650

CAPITAL GOODS — 2.57%

INDUSTRIAL CONGLOMERATES — 2.57%
General Electric Co.	3,227,600	119,453,476

		119,453,476

CONSUMER SERVICES — 2.25%

HOTELS, RESTAURANTS & LEISURE — 2.25%
Las Vegas Sands Corp.+	1,422,306	104,738,614

		104,738,614

DIVERSIFIED FINANCIALS — 3.80%

CAPITAL MARKETS — 0.43%
AllianceBernstein Holdings LP	320,030	20,283,501
DIVERSIFIED FINANCIAL SERVICES — 3.37%
CME Group, Inc.	153,735	72,117,089
JPMorgan Chase & Co.	1,967,000	84,482,650

		176,883,240

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
ENERGY — 9.39%
OIL, GAS & CONSUMABLE FUELS — 9.39%
Apache Corp.	1,222,442	$147,695,442
ConocoPhillips	2,322,500	176,997,725
OAO Gazprom ADR	2,199,000	112,149,000

		436,842,167

FOOD & STAPLES RETAILING — 2.18%

FOOD & STAPLES RETAILING — 2.18%
Rite Aid Corp.+	34,525,652	101,505,417

		101,505,417

FOOD, BEVERAGE & TOBACCO — 2.20%

FOOD PRODUCTS — 2.20%
Kraft Foods, Inc. A	3,295,200	102,184,152

		102,184,152

HEALTH CARE EQUIPMENT & SERVICES — 3.48%

HEALTH CARE EQUIPMENT & SUPPLIES — 2.41%
Varian Medical Services, Inc.+	2,387,200	111,816,448
HEALTH CARE TECHNOLOGY — 1.07%
Eclipsys Corp.+	2,542,440	49,857,248

		161,673,696

INSURANCE — 6.36%

INSURANCE — 6.36%
Allstate Corp.	2,706,000	130,050,360
American International Group, Inc.	1,633,800	70,661,850
Hartford Financial Services Group	1,255,400	95,121,658

		295,833,868

MATERIALS — 5.06%

CHEMICALS — 2.70%
Air Products & Chemicals, Inc.	1,366,500	125,718,000
METALS & MINING — 2.36%
Freeport-McMoRan Copper & Gold, Inc.	1,139,455	109,638,360

		235,356,360

MEDIA — 6.68%

MEDIA — 6.68%
Comcast Corp.+	7,847,050	148,858,539
DIRECTV Group, Inc.+	6,528,700	161,846,473

		310,705,012

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.68%

BIOTECHNOLOGY — 6.39%
Genentech, Inc.+	1,988,700	161,442,666
Gilead Sciences, Inc.+	2,637,800	135,925,834

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS — 6.29%
Eli Lilly & Co.	2,658,843	$137,169,711
Roche Holdings AG	253,700	47,745,977
Teva Pharmaceutical Industries Ltd. ADR	2,330,800	107,659,652

		589,943,840

RETAILING — 3.78%

INTERNET & CATALOG RETAIL — 1.45%
Priceline.com, Inc.+	558,611	67,513,725
SPECIALTY RETAIL — 2.33%
Office Depot, Inc.+	5,559,036	61,427,348
Staples, Inc.	2,124,300	46,968,273

		175,909,346

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.31%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.31%
Intel Corp.	5,710,300	120,944,154
ON Semiconductor Corp.+	5,819,627	33,055,481

		153,999,635

SOFTWARE & SERVICES — 3.29%

IT SERVICES — 0.93%
Paychex, Inc.	685,000	23,468,100
Visa, Inc.+	313,875	19,573,245
SOFTWARE — 2.36%
Microsoft Corp.	3,870,000	109,830,600

		152,871,945

TECHNOLOGY HARDWARE & EQUIPMENT — 5.77%
COMMUNICATIONS EQUIPMENT — 2.75%
Corning, Inc.	5,324,800	128,008,192
COMPUTERS & PERIPHERALS — 3.02%
Apple, Inc.+	161,000	23,103,500
Dell, Inc.+	5,879,900	117,127,608

		268,239,300

TELECOMMUNICATION SERVICES — 11.14%
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.49%
AT&T, Inc.	3,898,000	149,293,400
Chunghwa Telecom Co. Ltd. ADR	5,809,560	151,164,751
Level 3 Communications, Inc.+	22,656,400	48,031,568
WIRELESS TELECOMMUNICATION SERVICES — 3.65%
China Mobile Ltd.	4,566,800	67,950,562
Crown Castle International Corp.+	2,951,850	101,809,307

		518,249,588

TRANSPORTATION — 2.60%
AIRLINES — 0.63%
JetBlue Airways Corp.+	5,095,700	29,555,060

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
ROAD & RAIL — 1.97%
Hertz Global Holdings, Inc.+	7,598,500	$91,637,910

		121,192,970

UTILITIES — 2.89%
ELECTRIC UTILITIES — 2.89%
Entergy Corp.	1,232,136	134,401,395

		134,401,395

TOTAL COMMON STOCK (Cost $4,313,414,901)		4,271,207,671

CORPORATE BONDS — 0.71%
TELECOMMUNICATION SERVICES — 0.71%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.71%
Level 3 Financing, Inc., 9.25%, 11/1/2014	$40,239,000	32,895,382

TOTAL CORPORATE BONDS (Cost $32,609,672)		32,895,382

SHORT TERM INVESTMENTS — 8.62%
American Express, 2.28%, 4/4/2008	151,300,000	151,271,253
General Electric Capital Corp., 2.20%, 4/2/2008	99,600,000	99,593,914
Toyota Motor Credit, 1.80%, 4/1/2008	150,000,000	150,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $400,865,166)		400,865,167

TOTAL INVESTMENTS — 101.15% (Cost $4,746,889,739)		$4,704,968,220
LIABILITIES NET OF OTHER ASSETS — (1.15)%		(53,392,082)

NET ASSETS — 100.00%		$4,651,576,138

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

See notes to financial statements.

24    Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg Value Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$832.50	$4.07
Hypothetical*	$1,000.00	$1,020.56	$4.49

†	Expenses are equal to the annualized expense ratio for Class I shares (0.89%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report    25

INDEX COMPARISON
Thornburg Value Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	(8.43)%	13.41%	7.61%
S&P 500 Index (Since: 11/2/98)	(5.08)%	11.32%	3.53%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

26    Certified Semi-Annual Report

OTHER INFORMATION
Thornburg Value Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    27

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

28    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    29

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    31

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH171	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Basis Point – A unit that is equal to 1/100th of 1%. A 1% change = 100 basis points (bps)

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.	3

Thornburg International Value Fund

Finding Promising Companies at a Discount

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50% . Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expenses of Class A shares is 1.29% , as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Lei Wang, CFA, Bill Fries, CFA, Wendy Trevisani

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	14.3x
Portfolio Price to Cash Flow*	9.2
Portfolio Price to Book Value*	2.8
Median Market Cap*	$35.9 B
7-Year Beta (A Shares vs. MSCI EAFE)*	0.94
Holdings	54

*	Source: FactSet

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing. This strategy has provided material positive returns for shareholders who have been invested since the Fund’s inception in 1998.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED MARCH 31, 2008

	6 Mos	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without Sales Charge	(10.58)%	10.59%	19.01%	25.13%	12.71%
With Sales Charge	(14.60)%	5.63%	17.20%	23.98%	12.19%
MSCI EAFE Index (Since: 5/28/98)	(10.50)%	(2.70)%	13.32%	21.40%	6.26%

*	Periods less than one year are not annualized.

4	This page is not part of the Semi-Annual Report.

company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Potash Corp. of Saskatchewan, Inc.	UBS AG
Novo Nordisk A/S	Hong Kong Exchanges & Clearing Ltd.
Swiss Reinsurance Co.	Country Garden Holdings Co. Ltd.
Nestlé SA-REG	Next plc
Air Liquide	Marks & Spencer Group plc

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

Novo Nordisk A/S	3.2%
Roche Holding AG	3.1%
Teva Pharmaceutical Industries Ltd.	3.1%
Nestlé SA-REG	3.1%
China Mobile Ltd.	2.9%
AXA	2.8%
Fortum Oyj	2.8%
Potash Corp. of Saskatchewan, Inc.	2.7%
Telefónica SA	2.7%
Nintendo Co. Ltd.	2.6%

BASKET STRUCTURE

As of 3/31/08

This page is not part of the Semi-Annual Report.	5

Thornburg International Value Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6	Certified Semi-Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Wendy Trevisani Co-Portfolio Manager Lei Wang, CFA Co-Portfolio Manager

April 21, 2008

Dear Fellow Shareholder:

For the six-months ended March 31, 2008, the Thornburg International Value Fund (Class A shares at NAV) recorded a total return of negative 10.58% , slightly trailing the negative 10.50% return for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index). The collapse of the sub-prime residential mortgage securities market and fears of a global recession spread financial trauma to global markets over the period. Diversified financial service stocks and some emerging markets were particularly impacted as risk aversion became embedded in market psychology. In terms of geographies, the retreat in equity values was broadly based. For additional performance information by share class, please refer to the performance summary on page 34.

A number of financial related issues held in the Thornburg International Value Fund were negatively impacted by the debacle in the U.S. sub-prime mortgage securities business – some directly, most indirectly. Nearly all of our financial holdings detracted from performance, including UBS, Hong Kong Exchanges & Clearing, and banks around the world such as Shinhan Financial Group in South Korea, Sberbank in Russia, Lloyds TSB in the U.K., and China Merchants Bank in China. Our underweight relative to the benchmark in financials was of some relative benefit during the period, but disappointing stock selection served to offset this. Another sector that experienced particular weakness was U.K. retailing, as fears of economic slowdown led to a broad deterioration. Our holdings in Next (apparel) and Marks & Spencer Group (apparel and specialty foods) performed poorly, but small weightings in each reflected our concern about sentiment. Developing market holdings were broadly negative. Chinese holdings Soho China and Country Garden Holdings (both property developers) and China Petroleum and Chemical Holdings each had negative performance after a very strong rally in the previous period. Finally, in contrast to strength throughout most of 2007, the telecommunication sector was a notable underperformer. Given our overweight, we were not immune and holdings such as Vodafone Group and Rogers Communications participated in the sell off, although our stocks collectively performed better than the sector in general. It should also be noted that currency strength overseas played a meaningful role during the period. However, the benchmark was more heavily weighted in highly appreciated currencies such as the Euro and the Japanese Yen, and therefore benefited even more than the Fund

Certified Semi-Annual Report	7

Letter to Shareholders

Continued

from currency. Barring currency effects, our stock selection was notably better than the benchmark, somewhat satisfying in a volatile market environment.

Good performance in the materials and health care sectors provided the principal positive selection effect in the portfolio. Canadian fertilizer company Potash Corp. of Saskatchewan was by far the best performing stock in the portfolio, up nearly 45% during the period as contract pricing strengthened and demand for soft commodities continued to accelerate. The principal contributors to positive performance in health care were Novo Nordisk (Danish pharmaceutical with focus on diabetes), Roche Holding (Swiss biotechnology with a forte in oncology), and Teva Pharmaceuticals (Israeli generic drugs franchise). Rounding out the strong performers were Nestlé and Danone (consumer goods companies exhibiting strong pricing power), Mexican based franchises (Wal-mart de México and América Móvil) and Air Liquide (French industrial gas entity). Of the stocks held as of March 31, 2008, 18 had positive returns over the six months while 36 stocks declined over the period.

Our stock selection was reasonably effective, with positive performance selection effect in 7 of 10 sectors. Only in energy, consumer discretionary, and financials did we fail to hold superior stocks during the period. As always, this type of measure can be biased by short-term volatility and news flow. Activity during the six-month period included the addition of seven new names to the portfolio: two Swiss – Swiss Re (insurance) and Logitech International (consumer electronics); two Chinese – Soho China (property development) and China Life (insurance); one each in Greece – National Bank of Greece, Japan – Komatsu (construction equipment), and Canada – Nexen (oil and gas production). Four stocks, Shiseido, Kingfisher, Lloyds TSB, and Canon, were sold during the period.

Equity markets in most parts of the world peaked in November when it appeared the liquidity crisis in the U.S. that arose during the summer would be contained and fast growing emerging market economies might not be materially impacted by a recession in the United States. This view proved to be overly optimistic, and revelation of exposure to illiquid securitized products surfaced in unexpected places and to a much greater extent than previously disclosed. High anxiety among fixed income portfolio managers curtailed activity levels dramatically. Essentially, the market for securities funded by short-term credit became dysfunctional. For financial institutions involved in these securities (most all), the impact on stock prices was unfortunate. While we managed to avoid most of the damage, we did not escape it all (as outlined above).

In local currency terms, the majority of overseas markets suffered even more than the United States. However, with the currency effect of the weaker dollar, the declines become more muted for U.S. investors as foreign currencies translate into more dollars. U.S. governmental and monetary authorities have initiatives pending and in place that will likely work toward normalization in global fixed income markets and be a positive for equity markets as well. At the present time, investors are focused on evaluating the effectiveness of these initiatives and their impact on global

8	Certified Semi-Annual Report

economies, inflationary expectations, currency movements, and individual corporate profits. Only time will tell how it will all work out, but it seems possible that we have experienced the worst and that markets and companies around the world are adjusting effectively to the current stress. A number of recent earnings reports are encouraging.

Our investment philosophy, portfolio management team, and research process remain intact. We will strive to make our investment effort effective with regard to returns, as well as prudent with regard to risk. Our stock holdings at the end of March numbered 54 and represented 21 different industries in 18 countries. To learn more about each holding as well as garner other useful information, please visit our web site at www.thornburg.com/funds.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report	9

STATEMENT OF ASSETS AND LIABILITIES
Thornburg International Value Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $15,426,030,404) (Note 2)	$17,641,275,971
Cash	3,030,111
Receivable for fund shares sold	105,595,755
Unrealized gain on forward exchange contracts (Note 7)	1,936,811
Dividends receivable	49,067,559
Prepaid expenses and other assets	311,220

Total Assets	17,801,217,427

LIABILITIES
Payable for securities purchased	186,188,635
Payable for fund shares redeemed	44,604,259
Unrealized loss on forward exchange contracts (Note 7)	154,166,662
Payable to investment advisor and other affiliates (Note 3)	15,234,303
Accounts payable and accrued expenses	6,429,901
Dividends payable	8,652

Total Liabilities	406,632,412

NET ASSETS	$17,394,585,015

NET ASSETS CONSIST OF:
Undistributed net investment income	$14,668,265
Net unrealized appreciation on investments	2,063,187,732
Accumulated net realized gain (loss)	(156,823,460)
Net capital paid in on shares of beneficial interest	15,473,552,478

$17,394,585,015

10	Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($ 7,251,221,291 applicable to 244,655,984 shares of beneficial interest outstanding - Note 4)	$29.64
Maximum sales charge, 4.50% of offering price	1.40

Maximum offering price per share	$31.04

Class B Shares:
Net asset value and offering price per share * ($128,013,829 applicable to 4,578,217 shares of beneficial interest outstanding - Note 4)	$27.96

Class C Shares:
Net asset value and offering price per share * ($ 2,359,696,941 applicable to 84,039,653 shares of beneficial interest outstanding - Note 4)	$28.08

Class I Shares:
Net asset value, offering and redemption price per share ($ 5,679,437,913 applicable to 187,551,551 shares of beneficial interest outstanding - Note 4)	$30.28

Class R3 Shares:
Net asset value, offering and redemption price per share ($ 1,046,329,351 applicable to 35,236,270 shares of beneficial interest outstanding - Note 4)	$29.69

Class R4 Shares:
Net asset value, offering and redemption price per share ($ 138,995,072 applicable to 4,700,376 shares of beneficial interest outstanding - Note 4)	$29.57

Class R5 Shares:
Net asset value, offering and redemption price per share ($ 790,890,618 applicable to 26,147,159 shares of beneficial interest outstanding - Note 4)	$30.25

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report	11

STATEMENT OF OPERATIONS
Thornburg International Value Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 10,582,848)	$112,065,443
Interest income	12,719,380

Total Income	124,784,823

EXPENSES:
Investment advisory fees (Note 3)	59,061,137
Administration fees (Note 3)
Class A Shares	4,593,744
Class B Shares	84,062
Class C Shares	1,497,241
Class I Shares	1,374,784
Class R3 Shares	651,238
Class R4 Shares	52,832
Class R5 Shares	155,875
Distribution and service fees (Note 3)
Class A Shares	9,179,853
Class B Shares	673,285
Class C Shares	11,997,140
Class R3 Shares	2,607,982
Class R4 Shares	122,482
Transfer agent fees
Class A Shares	4,779,070
Class B Shares	87,825
Class C Shares	1,196,550
Class I Shares	2,150,725
Class R3 Shares	944,585
Class R4 Shares	52,215
Class R5 Shares	292,557
Registration and filing fees
Class A Shares	79,161
Class B Shares	8,883
Class C Shares	34,993
Class I Shares	89,888
Class R3 Shares	12,233
Class R4 Shares	7,933
Class R5 Shares	11,712
Custodian fees (Note 3)	2,777,380
Professional fees	162,062
Accounting fees	267,050
Trustee fees	97,790
Other expenses	982,264

Total Expenses	106,086,531

Less:
Expenses reimbursed by investment advisor (Note 3)	(536,850)
Fees paid indirectly (Note 3)	(161,080)

Net Expenses	105,388,601

Net Investment Income	$19,396,222

12	Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg International Value Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(135,860,370)
Foreign currency transactions	783,186

(135,077,184)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,682,425,324)
Foreign currency translations	(158,423,858)

(1,840,849,182)

Net Realized and Unrealized Loss	(1,975,926,366)

Net Decrease in Net Assets Resulting From Operations	$(1,956,530,144)

See notes to financial statements.

Certified Semi-Annual Report	13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$19,396,222	$103,966,190
Net realized gain (loss) on investments and foreign currency transactions	(135,077,184)	1,428,445,088
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,840,849,182)	2,536,203,304

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,956,530,144)	4,068,614,582

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,437,963)	(51,935,263)
Class B Shares	—	(290,064)
Class C Shares	—	(5,990,504)
Class I Shares	(6,919,338)	(49,998,965)
Class R3 Shares	—	(5,881,366)
Class R4 Shares	(58,621)	(152,359)
Class R5 Shares	(772,299)	(3,086,424)
From realized gains
Class A Shares	(600,769,404)	(108,430,244)
Class B Shares	(11,739,966)	(2,187,195)
Class C Shares	(203,158,109)	(34,058,224)
Class I Shares	(426,254,876)	(53,149,660)
Class R3 Shares	(85,519,217)	(12,229,262)
Class R4 Shares	(4,805,028)	—
Class R5 Shares	(39,612,380)	(1,466,007)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,573,587,953	1,139,200,293
Class B Shares	19,916,304	19,169,835
Class C Shares	534,478,222	466,723,398
Class I Shares	1,620,221,898	1,923,676,047
Class R3 Shares	266,122,829	317,048,006
Class R4 Shares	115,877,981	36,735,755
Class R5 Shares	458,921,216	338,549,227

Net Increase in Net Assets	1,250,549,058	7,980,861,606

NET ASSETS:
Beginning of period	16,144,035,957	8,163,174,351

End of period	$17,394,585,015	$16,144,035,957

Undistributed net investment income	$14,668,265	$5,460,264

*	Unaudited.

See notes to financial statements.

14	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg International Value Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation.

Certified Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $505,660 for Class R3 shares, and $31,190 for Class R4 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the

16	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $744,377 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $197,931 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to ..75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $161,080. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	66,178,671	$2,152,404,098	88,417,092	$2,708,357,987
Shares issued to shareholders in reinvestment of dividends	16,002,729	521,082,662	4,398,998	126,296,864
Shares repurchased	(34,567,744)	(1,099,941,736)	(56,529,130)	(1,695,490,555)
Redemption fees received**	—	42,929	—	35,997

Net Increase (Decrease)	47,613,656	$1,573,587,953	36,286,960	$1,139,200,293

Class B Shares
Shares sold	585,640	$18,324,661	900,271	$26,066,084
Shares issued to shareholders in reinvestment of dividends	269,949	8,311,725	66,554	1,752,230
Shares repurchased	(224,226)	(6,720,862)	(295,251)	(8,649,193)
Redemption fees received**	—	780	—	714

Net Increase (Decrease)	631,363	$19,916,304	671,574	$19,169,835

Class C Shares
Shares sold	18,646,805	$580,757,056	22,218,387	$645,166,990
Shares issued to shareholders in reinvestment of dividends	3,942,638	121,865,747	871,513	23,106,077
Shares repurchased	(5,585,340)	(168,158,585)	(6,906,854)	(201,561,323)
Redemption fees received**	—	14,004	—	11,654

Net Increase (Decrease)	17,004,103	$534,478,222	16,183,046	$466,723,398

Certified Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	58,277,213	$1,929,741,012	80,379,355	$2,448,318,070
Shares issued to shareholders in reinvestment of dividends	8,709,932	289,681,960	2,384,953	71,218,240
Shares repurchased	(18,473,561)	(599,233,368)	(19,106,830)	(595,884,029)
Redemption fees received**	—	32,294	—	23,766

Net Increase (Decrease)	48,513,584	$1,620,221,898	63,657,478	$1,923,676,047

Class R3 Shares
Shares sold	13,560,982	$443,759,576	17,797,234	$542,413,469
Shares issued to shareholders in reinvestment of dividends	2,269,659	74,058,962	540,505	15,509,752
Shares repurchased	(7,810,286)	(251,701,791)	(7,865,942)	(240,879,799)
Redemption fees received**	—	6,082	—	4,584

Net Increase (Decrease)	8,020,355	$266,122,829	10,471,797	$317,048,006

Class R4 Shares*
Shares sold	3,925,447	$125,226,660	1,119,583	$37,786,085
Shares issued to shareholders in reinvestment of dividends	127,534	4,144,324	3,999	139,613
Shares repurchased	(441,482)	(13,493,541)	(34,705)	(1,189,970)
Redemption fees received**	—	538	—	27

Net Increase (Decrease)	3,611,499	$115,877,981	1,088,877	$36,735,755

Class R5 Shares
Shares sold	16,022,305	$526,651,661	11,580,206	$374,139,434
Shares issued to shareholders in reinvestment of dividends	1,127,019	37,440,496	140,876	4,458,789
Shares repurchased	(3,276,619)	(105,174,732)	(1,252,025)	(40,050,137)
Redemption fees received**	—	3,791	—	1,141

Net Increase (Decrease)	13,872,705	$458,921,216	10,469,057	$338,549,227

*	Effective date of this class of shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $4,404,031,557 and $1,123,461,922, respectively.

18	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$15,426,030,404

Gross unrealized appreciation on a tax basis	$3,151,693,096
Gross unrealized depreciation on a tax basis	(936,447,529)

Net unrealized appreciation
(depreciation) on investments (tax basis)	$2,215,245,567

At March 31, 2008, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $3,579,635. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
652,900,000	Euro Dollar for 936,780,920 USD	June 24, 2008	$(89,991,918)
6,146,000,000	Mexican Peso for 554,593,034 USD	June 06, 2008	(17,980,099)
344,000,000	Swiss Francs for 300,174,520 USD	June 24, 2008	(46,194,645)

Net unrealized loss from forward Sell contracts:			$(154,166,662)

CONTRACTS TO BUY:

Contracts		Contract Value Date	Unrealized Gain (Loss)
696,000,000	Mexican Peso for 62,903,882 USD	June 06, 2008	$1,936,811
Net unrealized gain from forward Buy contracts:			$1,936,811

Net unrealized gain (loss) from forward Exchange contracts:			$(152,229,851)

Certified Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,
		2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$36.09	$26.51	$22.80	$18.18	$14.95	$11.88
Income from investment operations:
Net investment income (loss)	0.03	0.27	0.32	0.18	0.15	0.06
Net realized and unrealized gain (loss) on investments	(3.59)	10.25	4.00	4.63	3.08	3.00
Total from investment operations	(3.56)	10.52	4.32	4.81	3.23	3.06
Redemption fees added to paid in capital	—	—	—	—	—	0.01
Less dividends from:
Net investment income	(0.01)	(0.29)	(0.21)	(0.19)	—	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—	—
Total dividends	(2.89)	(0.94)	(0.61)	(0.19)	—	—
Change in net asset value	(6.45)	9.58	3.71	4.62	3.23	3.07

NET ASSET VALUE, end of period	$29.64	$36.09	$26.51	$22.80	$18.18	$14.95

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(10.58)	40.64	19.30	26.51	21.61	25.84
Ratios to average net assets:
Net investment income (loss) (%)	0.21 (b)	0.88	1.25	0.87	0.88	0.44
Expenses, after expense reductions (%)	1.25 (b)	1.29	1.33	1.44	1.49	1.59
Expenses, after expense reductions and net of custody credits (%)	1.24 (b)	1.29	1.33	1.44	1.49	1.59
Expenses, before expense reductions (%)	1.25 (b)	1.29	1.33	1.44	1.51	1.67

Portfolio turnover rate (%)	6.80	64.77	36.58	34.17	35.84	58.35

Net assets at end of period (thousands)	$7,251,221	$7,111,205	$4,261,892	$2,205,924	$948,631	$97,991

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	21

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg International Value Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$34.33		$25.28	$21.82	$17.39	$14.43	$11.57
Income from investment operations:
Net investment income (loss)	(0.09)		0.03	0.11	0.01	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(3.40)		9.75	3.81	4.44	2.98	2.90
Total from investment operations	(3.49)		9.78	3.92	4.45	2.96	2.86
Less dividends from:
Net investment income	—		(0.08)	(0.06)	(0.02)	—	—
Net realized gains	(2.88)		(0.65)	(0.40)	—	—	—
Total dividends	(2.88)		(0.73)	(0.46)	(0.02)	—	—
Change in net asset value	(6.37)		9.05	3.46	4.43	2.96	2.86
NET ASSET VALUE, end of period	$27.96		$34.33	$25.28	$21.82	$17.39	$14.43

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(10.94)		39.55	18.32	25.59	20.51	24.72
Ratios to average net assets:
Net investment income (loss) (%)	(0.57	) (b)	0.11	0.44	0.04	(0.12)	(0.32)
Expenses, after expense reductions (%)	2.01	(b)	2.06	2.13	2.26	2.36	2.38
Expenses, after expense reductions and net of custody credits (%)	2.01	(b)	2.06	2.13	2.25	2.36	2.38
Expenses, before expense reductions (%)	2.01	(b)	2.06	2.13	2.27	2.42	2.84

Portfolio turnover rate (%)	6.80		64.77	36.58	34.17	35.84	58.35

Net assets at end of period (thousands)	$128,014		$135,486	$82,799	$47,306	$22,181	$6,346

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

22	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg International Value Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$34.45		$25.37	$21.89	$17.46	$14.47	$11.60
Income from investment operations:
Net investment income (loss)	(0.08)		0.05	0.13	0.03	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	(3.41)		9.78	3.82	4.45	2.98	2.91
Total from investment operations	(3.49)		9.83	3.95	4.48	2.99	2.87
Less dividends from:
Net investment income	—		(0.10)	(0.07)	(0.05)	—	—
Net realized gains	(2.88)		(0.65)	(0.40)	—	—	—
Total dividends	(2.88)		(0.75)	(0.47)	(0.05)	—	—
Change in net asset value	(6.37)		9.08	3.48	4.43	2.99	2.87

NET ASSET VALUE, end of period	$28.08		$34.45	$25.37	$21.89	$17.46	$14.47

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(10.90)		39.63	18.41	25.65	20.66	24.74
Ratios to average net assets:
Net investment income (loss) (%)	(0.52	) (b)	0.17	0.55	0.16	0.04	(0.31)
Expenses, after expense reductions (%)	1.97	(b)	2.01	2.06	2.16	2.26	2.37
Expenses, after expense reductions and net of custody credits (%)	1.97	(b)	2.01	2.05	2.15	2.26	2.37
Expenses, before expense reductions (%)	1.97	(b)	2.01	2.06	2.16	2.26	2.45

Portfolio turnover rate (%)	6.80		64.77	36.58	34.17	35.84	58.35

Net assets at end of period (thousands)	$2,359,697		$2,309,487	$1,290,250	$635,833	$243,955	$55,443

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,
		2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$36.77	$26.99	$23.19	$18.48	$15.13	$11.96
Income from investment operations:
Net investment income (loss)	0.10	0.41	0.43	0.28	0.24	0.14
Net realized and unrealized gain (loss) on investments	(3.67)	10.42	4.06	4.72	3.11	3.03
Total from investment operations	(3.57)	10.83	4.49	5.00	3.35	3.17
Less dividends from:
Net investment income	(0.04)	(0.40)	(0.29)	(0.29)	—	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—	—
Total dividends	(2.92)	(1.05)	(0.69)	(0.29)	—	—
Change in net asset value	(6.49)	9.78	3.80	4.71	3.35	3.17

NET ASSET VALUE, end of period	$30.28	$36.77	$26.99	$23.19	$18.48	$15.13

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(10.41)	41.17	19.76	27.15	22.14	26.51
Ratios to average net assets:
Net investment income (loss) (%)	0.59 (b)	1.32	1.67	1.32	1.35	1.07
Expenses, after expense reductions (%)	0.87 (b)	0.90	0.94	0.99	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.87 (b)	0.90	0.94	0.99	0.99	0.99
Expenses, before expense reductions (%)	0.87 (b)	0.90	0.94	1.02	1.11	1.25

Portfolio turnover rate (%)	6.80	64.77	36.58	34.17	35.84	58.35

Net assets at end of period (thousands)	$5,679,438	$5,113,109	$2,034,453	$892,216	$293,583	$33,511

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

24	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,				Period Ended Sept. 30, 2003(a)
		2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$36.18	$26.58	$22.88	$18.28	$15.01	$13.59
Income from investment operations:
Net investment income (loss)	0.00 (b)	0.23	0.33	0.21	0.19	0.02
Net realized and unrealized gain (loss) on investments	(3.61)	10.26	3.97	4.63	3.08	1.40
Total from investment operations	(3.61)	10.49	4.30	4.84	3.27	1.42
Less dividends from:
Net investment income	—	(0.24)	(0.20)	(0.24)	—	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—	—
Total dividends	(2.88)	(0.89)	(0.60)	(0.24)	—	—
Change in net asset value	(6.49)	9.60	3.70	4.60	3.27	1.42

NET ASSET VALUE, end of period	$29.69	$36.18	$26.58	$22.88	$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA

Total return (%)(c)	(10.70)	40.43	19.15	26.54	21.79	10.45
Ratios to average net assets:
Net investment income (loss) (%)	0.01 (d)	0.75	1.29	0.99	1.08	0.65	(d)
Expenses, after expense reductions (%)	1.45 (d)	1.45	1.45	1.45	1.45	1.60	(d)
Expenses, after expense reductions and net of custody credits (%)	1.45 (d)	1.45	1.45	1.45	1.45	1.60	(d)
Expenses, before expense reductions (%)	1.55 (d)	1.61	1.61	1.72	2.42	30,451.98	(d) (e)

Portfolio turnover rate (%)	6.80	64.77	36.58	34.17	35.84	58.35

Net assets at end of period (thousands)	$1,046,329	$984,587	$445,081	$118,436	$11,207	$—	(f)

(a)	Effective date of this class of shares was July 1, 2003.
(b)	Net investment income was less than $0.01 per share.
(c)	Not annualized for periods less than one year.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Net assets at the end of the year were less than $1,000.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Period Ended Sept. 30, 2007(a)
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$36.02	$28.86
Income from investment operations:
Net investment income (loss)	0.06	0.09
Net realized and unrealized gain (loss) on investments	(3.61)	7.36
Total from investment operations	(3.55)	7.45

Less dividends from:
Net investment income	(0.02)	(0.29)
Net realized gains	(2.88)	—
Total dividends	(2.90)	(0.29)
Change in net asset value	(6.45)	7.16

NET ASSET VALUE, end of period	$29.57	$36.02

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(10.57)	25.90
Ratios to average net assets:
Net investment income (loss) (%)	0.40 (c)	0.42	(c)
Expenses, after expense reductions (%)	1.22 (c)	1.25	(c)
Expenses, after expense reductions and net of custody credits (%)	1.22 (c)	1.25	(c)
Expenses, before expense reductions (%)	1.30 (c)	1.70	(c)

Portfolio turnover rate (%)	6.80	64.77

Net assets at end of period (thousands)	$138,995	$39,217

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

26	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,		Period Ended Sept. 30, 2005(a)
		2007	2006
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$36.74	$26.97	$23.18	$20.37
Income from investment operations:
Net investment income (loss)	0.10	0.43	0.45	0.16
Net realized and unrealized gain (loss) on investments	(3.67)	10.39	4.03	2.84
Total from investment operations	(3.57)	10.82	4.48	3.00

Less dividends from:
Net investment income	(0.04)	(0.40)	(0.29)	(0.19)
Net realized gains	(2.88)	(0.65)	(0.40)	—
Total dividends	(2.92)	(1.05)	(0.69)	(0.19)
Change in net asset value	(6.49)	9.77	3.79	2.81

NET ASSET VALUE, end of period	$30.25	$36.74	$26.97	$23.18

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(10.42)	41.13	19.72	14.72
Ratios to average net assets:
Net investment income (loss) (%)	0.64 (c)	1.33	1.76	1.10	(c)
Expenses, after expense reductions (%)	0.89 (c)	0.94	0.95	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.88 (c)	0.94	0.95	0.99	(c)
Expenses, before expense reductions (%)	0.89 (c)	0.95	0.96	2.13	(c)

Portfolio turnover rate (%)	6.80	64.77	36.58	34.17

Net assets at end of period (thousands)	$790,891	$450,944	$48,699	$14,458

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	27

SCHEDULE OF INVESTMENTS
Thornburg International Value Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566,

CLASS R3 - 885-215-525, CLASS R4 - 815-215-269, CLASS R5 - 885-215-368 NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX,

CLASS R3 - TGVRX, CLASS R4 - THVRX, CLASS R5 - TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Telecommunication Services	14.4%

Pharmaceuticals, Biotechnology & Life Sciences	11.3%

Materials	8.5%

Food, Beverage & Tobacco	8.4%

Energy	7.1%

Insurance	5.9%

Utilities	5.4%

Banks	5.0%

Capital Goods	4.0%

Software & Services	3.7%

Diversified Financials	3.1%

Technology Hardware & Equipment	3.0%

Retailing	2.9%

Consumer Services	2.7%

Consumer Durables & Apparel	2.2%

Automobiles & Components	2.0%

Household & Personal Products	1.9%

Transportation	1.6%

Real Estate	1.4%

Food & Staples Retailing	1.4%

Semiconductors & Semiconductor Equipment	0.5%

Other Assets & Cash Equivalents	3.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

Switzerland	14.0%

France	12.6%

United Kingdom	10.9%

Japan	8.8%

Canada	8.4%

China	7.8%

Finland	5.6%

Germany	5.1%

Denmark	4.7%

Mexico	4.0%

Russia	3.5%

Israel	3.2%

Spain	2.8%

Greece	2.4%

Netherlands	2.3%

South Korea	1.6%

Brazil	1.2%

Hong Kong	1.1%

28	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 96.36%
AUTOMOBILES & COMPONENTS — 2.04%
AUTOMOBILES — 2.04%
Toyota Motor Corp.	7,129,400	$355,468,680

		355,468,680

BANKS — 4.99%
COMMERCIAL BANKS — 4.99%
China Merchants Bank Co., Ltd.	49,655,930	172,269,100
National Bank of Greece SA	4,231,059	223,238,222
Sberbank-CLS	67,304,000	210,661,520
Shinhan Financial Group Co.	4,948,936	261,351,393

		867,520,235

CAPITAL GOODS — 4.02%
AEROSPACE & DEFENSE — 1.21%
Empresa Brasileira de Aeronáutica SA ADR	5,302,345	209,495,651
MACHINERY — 2.81%
Fanuc Ltd.	3,174,800	301,937,239
Komatsu Ltd.	6,735,400	186,831,671

		698,264,561

CONSUMER DURABLES & APPAREL — 2.21%
TEXTILES, APPAREL & LUXURY GOODS — 2.21%
LVMH Moët Hennessy Louis Vuitton SA	3,457,596	384,836,620

		384,836,620

CONSUMER SERVICES — 2.66%
HOTELS, RESTAURANTS & LEISURE — 2.66%
Carnival plc	6,997,400	277,886,772
OPAP SA	5,173,607	184,429,505

		462,316,277

DIVERSIFIED FINANCIALS — 3.11%
CAPITAL MARKETS — 2.03%
UBS AG	12,139,960	352,793,521
DIVERSIFIED FINANCIAL SERVICES — 1.08%
Hong Kong Exchanges & Clearing Ltd.	10,980,200	188,490,388

		541,283,909

ENERGY — 7.12%
ENERGY EQUIPMENT & SERVICES — 2.25%
Schlumberger Ltd.	4,495,300	391,091,100
OIL, GAS & CONSUMABLE FUELS — 4.87%
OAO Gazprom ADR	7,228,700	368,663,700
Canadian Natural Resources Ltd.	3,884,200	265,909,430
China Petroleum & Chemical Corp.	226,998,585	193,962,287
Nexen, Inc.	648,300	19,238,363

		1,238,864,880

Certified Semi-Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 1.36%
FOOD & STAPLES RETAILING — 1.36%
Wal-Mart de México SAB de C.V.	55,672,400	$237,226,595

		237,226,595

FOOD, BEVERAGE & TOBACCO — 8.42%
BEVERAGES — 2.85%
Carlsberg A/S Class B	1,831,100	234,150,061
Sabmiller plc	11,919,750	261,168,205
FOOD PRODUCTS — 5.57%
Groupe Danone	4,884,600	436,782,548
Nestlé SA-REG	1,064,600	531,978,401

		1,464,079,215

HOUSEHOLD & PERSONAL PRODUCTS — 1.86%
HOUSEHOLD PRODUCTS — 1.86%
Reckitt Benckiser plc	5,846,430	323,843,120

		323,843,120

INSURANCE — 5.85%
INSURANCE — 5.85%
AXA	13,469,100	488,866,836
China Life Insurance Co.	50,499,700	173,574,165
Swiss Re	4,059,300	354,590,952

		1,017,031,953

MATERIALS — 8.52%
CHEMICALS — 8.52%
Air Liquide	2,837,160	432,552,760
Basf AG	3,056,600	411,672,236
Givaudan AG	177,329	175,436,252
Potash Corp. of Saskatchewan, Inc.	2,976,800	462,029,128

		1,481,690,376

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.25%
PHARMACEUTICALS — 11.25%
Novartis AG	3,792,665	194,387,925
Novartis AG ADR	2,388,700	122,373,101
Novo Nordisk A/S	8,189,650	560,032,381
Roche Holding AG	2,906,700	547,036,784
Teva Pharmaceutical Industries Ltd. ADR	11,542,900	533,166,551

		1,956,996,742

REAL ESTATE — 1.43%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.43%
Country Garden Holdings Co.	177,696,100	152,520,022
Soho China Ltd.+	141,703,603	95,407,975

		247,927,997

30	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 2.91%
MULTILINE RETAIL — 1.94%
Marks & Spencer Group plc	22,799,344	$175,225,724
Next plc	7,213,331	163,058,585
SPECIALTY RETAIL — 0.97%
Yamada Denki Co. Ltd.	1,951,354	168,355,180

		506,639,489

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
Arm Holdings plc	50,986,100	89,046,848

		89,046,848

SOFTWARE & SERVICES — 3.71%
SOFTWARE — 3.71%
Amdocs Ltd.+	6,593,900	187,003,004
Nintendo Co. Ltd.	889,931	458,892,992

		645,895,996

TECHNOLOGY HARDWARE & EQUIPMENT — 3.03%
COMMUNICATIONS EQUIPMENT — 2.62%
Nokia Oyj	14,424,600	456,367,305
COMPUTERS & PERIPHERALS — 0.41%
Logitech International SA+	2,776,503	70,286,261

		526,653,566

TELECOMMUNICATION SERVICES — 14.38%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.80%
France Telecom SA	11,076,100	372,459,880
Telefónica SA	16,058,400	461,409,665
WIRELESS TELECOMMUNICATION SERVICES — 9.58%
América Móvil SAB de C.V.	6,926,444	441,145,218
China Mobile Ltd.	34,307,672	510,472,451
Rogers Communications, Inc.	10,259,100	369,005,770
Vodafone Group plc ADR	11,719,483	345,841,943

		2,500,334,927

TRANSPORTATION — 1.64%
ROAD & RAIL — 1.64%
Canadian National Railway Co.	5,896,100	285,887,181

		285,887,181

UTILITIES — 5.34%
ELECTRIC UTILITIES — 5.34%
E. ON AG	2,388,300	442,131,845
Fortum Oyj	11,942,950	486,645,426

		928,777,271

TOTAL COMMON STOCK (Cost $ 14,545,340,871)		16,760,586,438

Certified Semi-Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.06%
American Express, 2.28% , 4/7/2008	$78,400,000	$78,370,208
General Electric Capital Corp., 2.25% , 4/1/2008	150,000,000	150,000,000
General Electric Capital Corp., 2.25% , 4/2/2008	176,800,000	176,788,950
General Electric Co., 2.20% , 4/4/2008	182,800,000	182,766,486
Toyota Credit de Puerto Rico, 2.22% , 4/3/2008	292,800,000	292,763,889

TOTAL SHORT TERM INVESTMENTS (Cost $ 880,689,533)		880,689,533

TOTAL INVESTMENTS — 101.42% (Cost $ 15,426,030,404)		$17,641,275,971
LIABILITIES NET OF OTHER ASSETS — (1.42)%		(246,690,956)

NET ASSETS — 100.00%		$17,394,585,015

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

32	Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg International Value Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class B shares within eight years of purchase;

(d) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(e) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$894.20	$5.89
Hypothetical*	$1,000.00	$1,018.78	$6.28
Class B Shares
Actual	$1,000.00	$890.60	$9.49
Hypothetical*	$1,000.00	$1,014.96	$10.11
Class C Shares
Actual	$1,000.00	$891.00	$9.30
Hypothetical*	$1,000.00	$1,015.16	$9.91
Class I Shares
Actual	$1,000.00	$895.90	$4.12
Hypothetical*	$1,000.00	$1,020.65	$4.39
Class R3 Shares
Actual	$1,000.00	$893.00	$6.86
Hypothetical*	$1,000.00	$1,017.75	$7.31
Class R4 Shares
Actual	$1,000.00	$894.30	$5.78
Hypothetical*	$1,000.00	$1,018.90	$6.16
Class R5 Shares
Actual	$1,000.00	$895.80	$4.19
Hypothetical*	$1,000.00	$1,020.58	$4.47

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; B: 2.01%; C: 1.97%; I: 0.87%; R3: 1.45%; R4: 1.22%; and R5: 0.88%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report	33

INDEX COMPARISON
Thornburg International Value Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)	5.63%	23.98%	12.19%
B Shares (Incep: 4/3/00)	4.79%	23.93%	9.07%
C Shares (Incep: 5/28/98)	8.83%	24.19%	11.78%
I Shares (Incep: 3/30/01)	11.02%	25.65%	13.68%
R3 Shares (Incep: 7/1/03)	10.39%	—	21.71%
R4 Shares (Incep: 2/1/07)	10.68%	—	12.59%
R5 Shares (Incep: 2/1/05)	11.02%	—	19.08%
MSCI EAFE Index (Since: 5/28/98)	(2.70)%	21.40%	6.26%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class I, R3, R4 and R5 shares are available only to certain qualified investors. Class A and I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

34	Certified Semi-Annual Report

OTHER INFORMATION
Thornburg International Value Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report	35

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

36	Certified Semi-Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

Certified Semi-Annual Report	37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

Certified Semi-Annual Report	39

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management® 800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

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TH176

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Basis Point – A unit that is equal to 1/100th of 1%. A 1% change = 100 basis points (bps)

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

Thornburg International Value Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.90% , as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: Lei Wang, CFA, Bill Fries, CFA, Wendy Trevisani

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	14.3x
Portfolio Price to Cash Flow*	9.2
Portfolio Price to Book Value*	2.8
Median Market Cap*	$35.9 B
7-Year Beta (A Shares vs. MSCI EAFE)*	0.94
Holdings	54

*	Source: FactSet

Finding Promising Companies at a Discount

The Thornburg International Value Fund seeks to find value in overseas markets. It differs from many other international equity funds in two key ways. First, it focuses on a limited number of stocks, and second, it takes a more comprehensive approach to value investing. This strategy has provided material positive returns for shareholders who have been invested since the Fund’s inception in 1998.

Our team is dedicated to providing value to shareholders. We accomplish this through the application of seasoned investment principles with hands-on, company-oriented research. We use a collaborative approach in implementing our investment research process. Our focus is on finding promising companies available at a discount to our estimate of their intrinsic value, no matter where they are located outside the United States. Geographic location is secondary to individual stock merit.

In managing the Thornburg International Value Fund, we take a bottom-up approach to stock selection. The Fund is not predisposed to a particular geographic region or industry. We use a variety of valuation methods and business evaluations in an effort to gauge the intrinsic value of a company based on its past record and future potential. The continuum of process moves from screens and idea generation, through conventional “Wall Street” research and documentation, to

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED MARCH 31, 2008

	6 Mos	1 Yr	3 Yrs	5 Yrs	Since Inception
I Shares (Incep: 3/30/01)	(10.41)%	11.02%	19.50%	25.65%	13.68%
MSCI EAFE Index (Since: 3/30/01)	(10.50)%	(2.70)%	13.32%	21.40%	9.20%

*	Periods less than one year are not annualized.

4    This page is not part of the Semi-Annual Report.

company contact, the latter often including on-site visits. The focus of the analysis is on what’s behind the numbers: its revenue and cash-generating model. We make an effort to get to know the company’s reputation in the industry, its people and its corporate culture.

The current posture is to maintain a portfolio of 50–65 companies diversified by country, sector, industry, market capitalization, and our three categories of stocks: Basic Value, Consistent Earners and Emerging Franchises. Because of the limited number of stocks in the portfolio, every holding counts. At the time of purchase, we set a 12–18 month price target for each stock. The target is reviewed as the fundamentals of the stock change during the course of ownership.

The bottom line? Engendering a wide-open, collegial environment fosters information flows and critical thinking intended to benefit portfolio decision making. We do not view our location in Santa Fe, NM, as a disadvantage. While we have access to the best of Wall Street’s analysis, we are not ruled by it. Distance from the crowd serves to fortify independent and objective thinking.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Potash Corp. of Saskatchewan, Inc.	UBS AG
Novo Nordisk A/S	Hong Kong Exchanges & Clearing Ltd.
Swiss Reinsurance Co.	Country Garden Holdings Co. Ltd.
Nestlé SA-REG	Next plc
Air Liquide	Marks & Spencer Group plc

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

Novo Nordisk A/S	3.2%
Roche Holding AG	3.1%
Teva Pharmaceutical Industries Ltd.	3.1%
Nestlé SA-REG	3.1%
China Mobile Ltd.	2.9%
AXA	2.8%
Fortum Oyj	2.8%
Potash Corp. of Saskatchewan, Inc.	2.7%
Telefónica SA	2.7%
Nintendo Co. Ltd.	2.6%

BASKET STRUCTURE

As of 3/31/08

This page is not part of the Semi-Annual Report.    5

Thornburg International Value Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

6    Certified Semi-Annual Report

Letter to Shareholders

William V. Fries, CFA Co-Portfolio Manager Wendy Trevisani Co-Portfolio Manager Lei Wang, CFA Co-Portfolio Manager

April 21, 2008

Dear Fellow Shareholder:

For the six-months ended March 31, 2008, the Thornburg International Value Fund (Class I shares) recorded a total return of negative 10.41% , slightly better than the negative 10.50% return for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index). The collapse of the sub-prime residential mortgage securities market and fears of a global recession spread financial trauma to global markets over the period. Diversified financial service stocks and some emerging markets were particularly impacted as risk aversion became embedded in market psychology. In terms of geographies, the retreat in equity values was broadly based. For additional performance information, please refer to the performance summary on page 28.

A number of financial related issues held in the Thornburg International Value Fund were negatively impacted by the debacle in the U.S. sub-prime mortgage securities business – some directly, most indirectly. Nearly all of our financial holdings detracted from performance, including UBS, Hong Kong Exchanges & Clearing, and banks around the world such as Shinhan Financial Group in South Korea, Sberbank in Russia, Lloyds TSB in the U.K., and China Merchants Bank in China. Our underweight relative to the benchmark in financials was of some relative benefit during the period, but disappointing stock selection served to offset this. Another sector that experienced particular weakness was U.K. retailing, as fears of economic slowdown led to a broad deterioration. Our holdings in Next (apparel) and Marks & Spencer Group (apparel and specialty foods) performed poorly, but small weightings in each reflected our concern about sentiment. Developing market holdings were broadly negative. Chinese holdings Soho China and Country Garden Holdings (both property developers) and China Petroleum and Chemical Holdings each had negative performance after a very strong rally in the previous period. Finally, in contrast to strength throughout most of 2007, the telecommunication sector was a notable underperformer. Given our overweight, we were not immune and holdings such as Vodafone Group and Rogers Communications participated in the sell off, although our stocks collectively performed better than the sector in general. It should also be noted that currency strength overseas played a meaningful role during the period. However, the benchmark was more heavily weighted in highly appreciated currencies such as the Euro and the Japanese Yen, and therefore benefited even more than the Fund

Certified Semi-Annual Report.    7

Letter to Shareholders

Continued

from currency. Barring currency effects, our stock selection was notably better than the benchmark, somewhat satisfying in a volatile market environment.

Good performance in the materials and health care sectors provided the principal positive selection effect in the portfolio. Canadian fertilizer company Potash Corp. of Saskatchewan was by far the best performing stock in the portfolio, up nearly 45% during the period as contract pricing strengthened and demand for soft commodities continued to accelerate. The principal contributors to positive performance in health care were Novo Nordisk (Danish pharmaceutical with focus on diabetes), Roche Holding (Swiss biotechnology with a forte in oncology), and Teva Pharmaceuticals (Israeli generic drugs franchise). Rounding out the strong performers were Nestlé and Danone (consumer goods companies exhibiting strong pricing power), Mexican based franchises (Wal-mart de México and América Móvil) and Air Liquide (French industrial gas entity). Of the stocks held as of March 31, 2008, 18 had positive returns over the six months while 36 stocks declined over the period.

Our stock selection was reasonably effective, with positive performance selection effect in 7 of 10 sectors. Only in energy, consumer discretionary, and financials did we fail to hold superior stocks during the period. As always, this type of measure can be biased by short-term volatility and news flow. Activity during the six-month period included the addition of seven new names to the portfolio: two Swiss – Swiss Re (insurance) and Logitech International (consumer electronics); two Chinese – Soho China (property development) and China Life (insurance); one each in Greece – National Bank of Greece, Japan – Komatsu (construction equipment), and Canada – Nexen (oil and gas production). Four stocks, Shiseido, Kingfisher, Lloyds TSB, and Canon, were sold during the period.

Equity markets in most parts of the world peaked in November when it appeared the liquidity crisis in the U.S. that arose during the summer would be contained and fast growing emerging market economies might not be materially impacted by a recession in the United States. This view proved to be overly optimistic, and revelation of exposure to illiquid securitized products surfaced in unexpected places and to a much greater extent than previously disclosed. High anxiety among fixed income portfolio managers curtailed activity levels dramatically. Essentially, the market for securities funded by short-term credit became dysfunctional. For financial institutions involved in these securities (most all), the impact on stock prices was unfortunate. While we managed to avoid most of the damage, we did not escape it all (as outlined above).

In local currency terms, the majority of overseas markets suffered even more than the United States. However, with the currency effect of the weaker dollar, the declines become more muted for U.S. investors as foreign currencies translate into more dollars. U.S. governmental and monetary authorities have initiatives pending and in place that will likely work toward normalization in global fixed income markets and be a positive for equity markets as well. At the present time, investors are focused on evaluating the effectiveness of these initiatives and their impact on global

8    Certified Semi-Annual Report

economies, inflationary expectations, currency movements, and individual corporate profits. Only time will tell how it will all work out, but it seems possible that we have experienced the worst and that markets and companies around the world are adjusting effectively to the current stress. A number of recent earnings reports are encouraging.

Our investment philosophy, portfolio management team, and research process remain intact. We will strive to make our investment effort effective with regard to returns, as well as prudent with regard to risk. Our stock holdings at the end of March numbered 54 and represented 21 different industries in 18 countries. To learn more about each holding as well as garner other useful information, please visit our web site at www.thornburg.com/funds.

Thank you for your trust and confidence.

Sincerely,

William V. Fries, CFA	Wendy Q. Trevisani	Lei Wang, CFA
Co-Portfolio Manager Managing Director	Co-Portfolio Manager Managing Director	Co-Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report.    9

STATEMENT OF ASSETS AND LIABILITIES
Thornburg International Value Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $15,426,030,404) (Note 2)	$17,641,275,971
Cash	3,030,111
Receivable for fund shares sold	105,595,755
Unrealized gain on forward exchange contracts (Note 7)	1,936,811
Dividends receivable	49,067,559
Prepaid expenses and other assets	311,220

Total Assets	17,801,217,427

LIABILITIES
Payable for securities purchased	186,188,635
Payable for fund shares redeemed	44,604,259
Unrealized loss on forward exchange contracts (Note 7)	154,166,662
Payable to investment advisor and other affiliates (Note 3)	15,234,303
Accounts payable and accrued expenses	6,429,901
Dividends payable	8,652

Total Liabilities	406,632,412

NET ASSETS	$17,394,585,015

NET ASSETS CONSIST OF:
Undistributed net investment income	$14,668,265
Net unrealized appreciation on investments	2,063,187,732
Accumulated net realized gain (loss)	(156,823,460)
Net capital paid in on shares of beneficial interest	15,473,552,478

$17,394,585,015

10    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($7,251,221,291 applicable to 244,655,984 shares of beneficial interest outstanding – Note 4)	$29.64
Maximum sales charge, 4.50% of offering price	1.40

Maximum offering price per share	$31.04

Class B Shares:
Net asset value and offering price per share * ($128,013,829 applicable to 4,578,217 shares of beneficial interest outstanding – Note 4)	$27.96

Class C Shares:
Net asset value and offering price per share * ($2,359,696,941 applicable to 84,039,653 shares of beneficial interest outstanding – Note 4)	$28.08

Class I Shares:
Net asset value, offering and redemption price per share ($5,679,437,913 applicable to 187,551,551 shares of beneficial interest outstanding – Note 4)	$30.28

Class R3 Shares:
Net asset value, offering and redemption price per share ($1,046,329,351 applicable to 35,236,270 shares of beneficial interest outstanding – Note 4)	$29.69

Class R4 Shares:
Net asset value, offering and redemption price per share ($138,995,072 applicable to 4,700,376 shares of beneficial interest outstanding – Note 4)	$29.57

Class R5 Shares:
Net asset value, offering and redemption price per share ($790,890,618 applicable to 26,147,159 shares of beneficial interest outstanding – Note 4)	$30.25

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS
Thornburg International Value Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $10,582,848)	$112,065,443
Interest income	12,719,380

Total Income	124,784,823

EXPENSES:
Investment advisory fees (Note 3)	59,061,137
Administration fees (Note 3)
Class A Shares	4,593,744
Class B Shares	84,062
Class C Shares	1,497,241
Class I Shares	1,374,784
Class R3 Shares	651,238
Class R4 Shares	52,832
Class R5 Shares	155,875
Distribution and service fees (Note 3)
Class A Shares	9,179,853
Class B Shares	673,285
Class C Shares	11,997,140
Class R3 Shares	2,607,982
Class R4 Shares	122,482
Transfer agent fees
Class A Shares	4,779,070
Class B Shares	87,825
Class C Shares	1,196,550
Class I Shares	2,150,725
Class R3 Shares	944,585
Class R4 Shares	52,215
Class R5 Shares	292,557
Registration and filing fees
Class A Shares	79,161
Class B Shares	8,883
Class C Shares	34,993
Class I Shares	89,888
Class R3 Shares	12,233
Class R4 Shares	7,933
Class R5 Shares	11,712
Custodian fees (Note 3)	2,777,380
Professional fees	162,062
Accounting fees	267,050
Trustee fees	97,790
Other expenses	982,264

Total Expenses	106,086,531

Less:
Expenses reimbursed by investment advisor (Note 3)	(536,850)
Fees paid indirectly (Note 3)	(161,080)

Net Expenses	105,388,601

Net Investment Income	$19,396,222

12    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg International Value Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$(135,860,370)
Foreign currency transactions	783,186

(135,077,184)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,682,425,324)
Foreign currency translations	(158,423,858)

(1,840,849,182)

Net Realized and Unrealized Loss	(1,975,926,366)

Net Decrease in Net Assets Resulting From Operations	$(1,956,530,144)

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$19,396,222	$103,966,190
Net realized gain (loss) on investments and foreign currency transactions	(135,077,184)	1,428,445,088
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,840,849,182)	2,536,203,304

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,956,530,144)	4,068,614,582

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(2,437,963)	(51,935,263)
Class B Shares	—	(290,064)
Class C Shares	—	(5,990,504)
Class I Shares	(6,919,338)	(49,998,965)
Class R3 Shares	—	(5,881,366)
Class R4 Shares	(58,621)	(152,359)
Class R5 Shares	(772,299)	(3,086,424)
From realized gains
Class A Shares	(600,769,404)	(108,430,244)
Class B Shares	(11,739,966)	(2,187,195)
Class C Shares	(203,158,109)	(34,058,224)
Class I Shares	(426,254,876)	(53,149,660)
Class R3 Shares	(85,519,217)	(12,229,262)
Class R4 Shares	(4,805,028)	—
Class R5 Shares	(39,612,380)	(1,466,007)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	1,573,587,953	1,139,200,293
Class B Shares	19,916,304	19,169,835
Class C Shares	534,478,222	466,723,398
Class I Shares	1,620,221,898	1,923,676,047
Class R3 Shares	266,122,829	317,048,006
Class R4 Shares	115,877,981	36,735,755
Class R5 Shares	458,921,216	338,549,227

Net Increase in Net Assets	1,250,549,058	7,980,861,606

NET ASSETS:
Beginning of period	16,144,035,957	8,163,174,351

End of period	$17,394,585,015	$16,144,035,957

Undistributed net investment income	$14,668,265	$5,460,264

*	Unaudited.

See notes to financial statements.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg International Value Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently offers seven classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation.

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $505,660 for Class R3 shares, and $31,190 for Class R4 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned net commissions aggregating $744,377 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $197,931 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to ..75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $161,080. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	66,178,671	$2,152,404,098	88,417,092	$2,708,357,987
Shares issued to shareholders in reinvestment of dividends	16,002,729	521,082,662	4,398,998	126,296,864
Shares repurchased	(34,567,744)	(1,099,941,736)	(56,529,130)	(1,695,490,555)
Redemption fees received**	—	42,929	—	35,997

Net Increase (Decrease)	47,613,656	$1,573,587,953	36,286,960	$1,139,200,293

Class B Shares
Shares sold	585,640	$18,324,661	900,271	$26,066,084
Shares issued to shareholders in reinvestment of dividends	269,949	8,311,725	66,554	1,752,230
Shares repurchased	(224,226)	(6,720,862)	(295,251)	(8,649,193)
Redemption fees received**	—	780	—	714

Net Increase (Decrease)	631,363	$19,916,304	671,574	$19,169,835

Class C Shares
Shares sold	18,646,805	$580,757,056	22,218,387	$645,166,990
Shares issued to shareholders in reinvestment of dividends	3,942,638	121,865,747	871,513	23,106,077
Shares repurchased	(5,585,340)	(168,158,585)	(6,906,854)	(201,561,323)
Redemption fees received**	—	14,004	—	11,654

Net Increase (Decrease)	17,004,103	$534,478,222	16,183,046	$466,723,398

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	58,277,213	$1,929,741,012	80,379,355	$2,448,318,070
Shares issued to shareholders in reinvestment of dividends	8,709,932	289,681,960	2,384,953	71,218,240
Shares repurchased	(18,473,561)	(599,233,368)	(19,106,830)	(595,884,029)
Redemption fees received**	—	32,294	—	23,766

Net Increase (Decrease)	48,513,584	$1,620,221,898	63,657,478	$1,923,676,047

Class R3 Shares
Shares sold	13,560,982	$443,759,576	17,797,234	$542,413,469
Shares issued to shareholders in reinvestment of dividends	2,269,659	74,058,962	540,505	15,509,752
Shares repurchased	(7,810,286)	(251,701,791)	(7,865,942)	(240,879,799)
Redemption fees received**	—	6,082	—	4,584

Net Increase (Decrease)	8,020,355	$266,122,829	10,471,797	$317,048,006

Class R4 Shares*
Shares sold	3,925,447	$125,226,660	1,119,583	$37,786,085
Shares issued to shareholders in reinvestment of dividends	127,534	4,144,324	3,999	139,613
Shares repurchased	(441,482)	(13,493,541)	(34,705)	(1,189,970)
Redemption fees received**	—	538	—	27

Net Increase (Decrease)	3,611,499	$115,877,981	1,088,877	$36,735,755

Class R5 Shares
Shares sold	16,022,305	$526,651,661	11,580,206	$374,139,434
Shares issued to shareholders in reinvestment of dividends	1,127,019	37,440,496	140,876	4,458,789
Shares repurchased	(3,276,619)	(105,174,732)	(1,252,025)	(40,050,137)
Redemption fees received**	—	3,791	—	1,141

Net Increase (Decrease)	13,872,705	$458,921,216	10,469,057	$338,549,227

*	Effective date of this class of shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $4,404,031,557 and $1,123,461,922, respectively.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$15,426,030,404

Gross unrealized appreciation on a tax basis	$3,151,693,096
Gross unrealized depreciation on a tax basis	(936,447,529)

Net unrealized appreciation (depreciation) on investments (tax basis) $	2,215,245,567

At March 31, 2008, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $3,579,635. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts		Contract Value Date	Unrealized Gain (Loss)
652,900,000	Euro Dollar for 936,780,920 USD	June 24, 2008	$(89,991,918)
6,146,000,000	Mexican Peso for 554,593,034 USD	June 06, 2008	(17,980,099)
344,000,000	Swiss Francs for 300,174,520 USD	June 24, 2008	(46,194,645)

Net unrealized loss from forward Sell contracts:			$(154,166,662)

CONTRACTS TO BUY:

Contracts		Contract Value Date	Unrealized Gain (Loss)
696,000,000	Mexican Peso for 62,903,882 USD	June 06, 2008	$1,936,811

Net unrealized gain from forward Buy contracts:			$1,936,811

Net unrealized gain (loss) from forward Exchange contracts:			$(152,229,851)

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS
Thornburg International Value Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,
		2007	2006	2005	2004	2003
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$36.77	$26.99	$23.19	$18.48	$15.13	$11.96

Income from investment operations:
Net investment income (loss)	0.10	0.41	0.43	0.28	0.24	0.14
Net realized and unrealized gain (loss) on investments	(3.67)	10.42	4.06	4.72	3.11	3.03

Total from investment operations	(3.57)	10.83	4.49	5.00	3.35	3.17

Less dividends from:
Net investment income	(0.04)	(0.40)	(0.29)	(0.29)	—	—
Net realized gains	(2.88)	(0.65)	(0.40)	—	—	—

Total dividends	(2.92)	(1.05)	(0.69)	(0.29)	—	—

Change in net asset value	(6.49)	9.78	3.80	4.71	3.35	3.17

NET ASSET VALUE, end of period	$30.28	$36.77	$26.99	$23.19	$18.48	$15.13

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(10.41)	41.17	19.76	27.15	22.14	26.51
Ratios to average net assets:
Net investment income (loss) (%)	0.59 (b)	1.32	1.67	1.32	1.35	1.07
Expenses, after expense reductions (%)	0.87 (b)	0.90	0.94	0.99	0.99	0.99
Expenses, after expense reductions and net of custody credits (%)	0.87 (b)	0.90	0.94	0.99	0.99	0.99
Expenses, before expense reductions (%)	0.87 (b)	0.90	0.94	1.02	1.11	1.25

Portfolio turnover rate (%)	6.80	64.77	36.58	34.17	35.84	58.35

Net assets at end of period (thousands)	$5,679,438	$5,113,109	$2,034,453	$892,216	$293,583	$33,511

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS
Thornburg International Value Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-657, CLASS B – 885-215-616, CLASS C – 885-215-640, CLASS I – 885-215-566, CLASS R3 –885-215-525, CLASS R4 – 815-215-269, CLASS R5 – 885-215-368

NASDAQ SYMBOLS: CLASS A – TGVAX, CLASS B – THGBX, CLASS C – THGCX, CLASS I – TGVIX, CLASS R3 – TGVRX, CLASS R4 – THVRX, CLASS R5 – TIVRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Telecommunication Services	14.4%

Pharmaceuticals, Biotechnology & Life Sciences	11.3%

Materials	8.5%

Food, Beverage & Tobacco	8.4%

Energy	7.1%

Insurance	5.9%

Utilities	5.4%

Banks	5.0%

Capital Goods	4.0%

Software & Services	3.7%

Diversified Financials	3.1%

Technology Hardware & Equipment	3.0%

Retailing	2.9%

Consumer Services	2.7%

Consumer Durables & Apparel	2.2%

Automobiles & Components	2.0%

Household & Personal Products	1.9%

Transportation	1.6%

Real Estate	1.4%

Food & Staples Retailing	1.4%

Semiconductors & Semiconductor Equipment	0.5%

Other Assets & Cash Equivalents	3.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

Switzerland	14.0%

France	12.6%

U.K.	10.9%

Japan	8.8%

Canada	8.4%

China	7.8%

Finland	5.6%

Germany	5.1%

Denmark	4.7%

Mexico	4.0%

Russia	3.5%

Israel	3.2%

Spain	2.8%

Greece	2.4%

Netherlands	2.3%

South Korea	1.6%

Brazil	1.2%

Hong Kong	1.1%

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 96.36%

AUTOMOBILES & COMPONENTS — 2.04%

AUTOMOBILES — 2.04%
Toyota Motor Corp.	7,129,400	$355,468,680

		355,468,680

BANKS — 4.99%

COMMERCIAL BANKS — 4.99%
China Merchants Bank Co., Ltd.	49,655,930	172,269,100
National Bank of Greece SA	4,231,059	223,238,222
Sberbank-CLS	67,304,000	210,661,520
Shinhan Financial Group Co.	4,948,936	261,351,393

		867,520,235

CAPITAL GOODS — 4.02%

AEROSPACE & DEFENSE — 1.21%
Empresa Brasileira de Aeronáutica SA ADR	5,302,345	209,495,651
MACHINERY — 2.81%
Fanuc Ltd.	3,174,800	301,937,239
Komatsu Ltd.	6,735,400	186,831,671

		698,264,561

CONSUMER DURABLES & APPAREL — 2.21%

TEXTILES, APPAREL & LUXURY GOODS — 2.21%
LVMH Moët Hennessy Louis Vuitton SA	3,457,596	384,836,620

		384,836,620

CONSUMER SERVICES — 2.66%

HOTELS, RESTAURANTS & LEISURE — 2.66%
Carnival plc	6,997,400	277,886,772
OPAP SA	5,173,607	184,429,505

		462,316,277

DIVERSIFIED FINANCIALS — 3.11%

CAPITAL MARKETS — 2.03%
UBS AG	12,139,960	352,793,521
DIVERSIFIED FINANCIAL SERVICES — 1.08%
Hong Kong Exchanges & Clearing Ltd.	10,980,200	188,490,388

		541,283,909

ENERGY — 7.12%

ENERGY EQUIPMENT & SERVICES — 2.25%
Schlumberger Ltd.	4,495,300	391,091,100
OIL, GAS & CONSUMABLE FUELS — 4.87%
OAO Gazprom ADR	7,228,700	368,663,700
Canadian Natural Resources Ltd.	3,884,200	265,909,430
China Petroleum & Chemical Corp.	226,998,585	193,962,287
Nexen, Inc.	648,300	19,238,363

		1,238,864,880

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
FOOD & STAPLES RETAILING — 1.36%

FOOD & STAPLES RETAILING — 1.36%
Wal-Mart de México SAB de C.V.	55,672,400	$237,226,595

		237,226,595

FOOD, BEVERAGE & TOBACCO — 8.42%

BEVERAGES — 2.85%
Carlsberg A/S Class B	1,831,100	234,150,061
Sabmiller plc	11,919,750	261,168,205
FOOD PRODUCTS — 5.57%
Groupe Danone	4,884,600	436,782,548
Nestlé SA-REG	1,064,600	531,978,401

		1,464,079,215

HOUSEHOLD & PERSONAL PRODUCTS — 1.86%

HOUSEHOLD PRODUCTS — 1.86%
Reckitt Benckiser plc	5,846,430	323,843,120

		323,843,120

INSURANCE — 5.85%

INSURANCE — 5.85%
AXA	13,469,100	488,866,836
China Life Insurance Co.	50,499,700	173,574,165
Swiss Re	4,059,300	354,590,952

		1,017,031,953

MATERIALS — 8.52%

CHEMICALS — 8.52%
Air Liquide	2,837,160	432,552,760
Basf AG	3,056,600	411,672,236
Givaudan AG	177,329	175,436,252
Potash Corp. of Saskatchewan, Inc.	2,976,800	462,029,128

		1,481,690,376

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.25%

PHARMACEUTICALS — 11.25%
Novartis AG	3,792,665	194,387,925
Novartis AG ADR	2,388,700	122,373,101
Novo Nordisk A/S	8,189,650	560,032,381
Roche Holding AG	2,906,700	547,036,784
Teva Pharmaceutical Industries Ltd. ADR	11,542,900	533,166,551

		1,956,996,742

REAL ESTATE — 1.43%

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.43%
Country Garden Holdings Co.	177,696,100	152,520,022
Soho China Ltd.+	141,703,603	95,407,975

		247,927,997

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 2.91%
MULTILINE RETAIL — 1.94%
Marks & Spencer Group plc	22,799,344	$175,225,724
Next plc	7,213,331	163,058,585
SPECIALTY RETAIL — 0.97%
Yamada Denki Co. Ltd.	1,951,354	168,355,180

		506,639,489

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
Arm Holdings plc	50,986,100	89,046,848

		89,046,848

SOFTWARE & SERVICES — 3.71%
SOFTWARE — 3.71%
Amdocs Ltd.+	6,593,900	187,003,004
Nintendo Co. Ltd.	889,931	458,892,992

		645,895,996

TECHNOLOGY HARDWARE & EQUIPMENT — 3.03%
COMMUNICATIONS EQUIPMENT — 2.62%
Nokia Oyj	14,424,600	456,367,305
COMPUTERS & PERIPHERALS — 0.41%
Logitech International SA+	2,776,503	70,286,261

		526,653,566

TELECOMMUNICATION SERVICES — 14.38%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.80%
France Telecom SA	11,076,100	372,459,880
Telefónica SA	16,058,400	461,409,665
WIRELESS TELECOMMUNICATION SERVICES — 9.58%
América Móvil SAB de C.V.	6,926,444	441,145,218
China Mobile Ltd.	34,307,672	510,472,451
Rogers Communications, Inc.	10,259,100	369,005,770
Vodafone Group plc ADR	11,719,483	345,841,943

		2,500,334,927

TRANSPORTATION — 1.64%
ROAD & RAIL — 1.64%
Canadian National Railway Co.	5,896,100	285,887,181

		285,887,181

UTILITIES — 5.34%
ELECTRIC UTILITIES — 5.34%
E. ON AG	2,388,300	442,131,845
Fortum Oyj	11,942,950	486,645,426

		928,777,271

TOTAL COMMON STOCK (Cost $14,545,340,871)		16,760,586,438

Certified Semi-Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Value Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.06%
American Express, 2.28% , 4/7/2008	$78,400,000	$78,370,208
General Electric Capital Corp., 2.25% , 4/1/2008	150,000,000	150,000,000
General Electric Capital Corp., 2.25% , 4/2/2008	176,800,000	176,788,950
General Electric Co., 2.20% , 4/4/2008	182,800,000	182,766,486
Toyota Credit de Puerto Rico, 2.22% , 4/3/2008	292,800,000	292,763,889

TOTAL SHORT TERM INVESTMENTS (Cost $880,689,533)		880,689,533

TOTAL INVESTMENTS — 101.42% (Cost $15,426,030,404)		$17,641,275,971
LIABILITIES NET OF OTHER ASSETS — (1.42)%		(246,690,956)

NET ASSETS — 100.00%		$17,394,585,015

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

26    Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg International Value Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$895.90	$4.12
Hypothetical*	$1,000.00	$1,020.65	$4.39

†	Expenses are equal to the annualized expense ratio for Class I shares (0.87%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Semi-Annual Report    27

INDEX COMPARISON
Thornburg International Value Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (March 30, 2001 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 3/30/01)	11.02%	25.65%	13.68%
MSCI EAFE Index (Since: 3/30/01)	(2.70)%	21.40%	9.20%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

28    Certified Semi-Annual Report

OTHER INFORMATION
Thornburg International Value Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment

Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange

Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    29

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

30    This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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32    This page is not part of the Semi-Annual Report.

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

* This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    35

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your

shareholder reports.

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Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH177	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of over 3,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.	3

Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.37%, as disclosed in the most recent Prospectus.

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	21.5x
Portfolio Price to Cash Flow*	14.2
Portfolio Price to Book Value*	4.7
Median Market Cap*	$7.6 B
7-Year Beta (A shares vs. Russell 3K G)*	1.17
Holdings	36

*	Source: FactSet

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED MARCH 31, 2008

	6 Mos	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	(21.38)%	(12.89)%	10.70%	17.93%	4.61%
With Sales Charge	(24.93)%	(16.81)%	9.00%	16.86%	3.95%
Russell 3000 Growth
Index (Since: 12/27/00)	(11.18)%	(1.45)%	6.30%	10.26%	(1.19)%

*	Periods less than one year are not annualized.

4	This page is not part of the Semi-Annual Report.

company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Gilead Sciences, Inc.	Las Vegas Sands Corp.
MEMC Electronic Materials, Inc.	WellPoint, Inc.
Genentech, Inc.	ON Semiconductor Corp.
Visa, Inc.	NeuStar, Inc.
Hologic, Inc.	ATP Oil & Gas Corp.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

Gilead Sciences, Inc.	5.4%
Western Union Co.	5.2%
Amdocs Ltd.	4.5%
América Móvil SAB de C.V.	4.5%
Genentech, Inc.	4.3%
AT&T, Inc.	4.0%
Carlsberg A/S	3.8%
Bare Escentuals, Inc.	3.3%
CME Group, Inc.	3.3%
PNOC Energy Development Corp.	3.3%

BASKET STRUCTURE

As of 3/31/08

This page is not part of the Semi-Annual Report.	5

Awards

Thornburg Core Growth Fund

Four-Time Lipper Fund Award Winner

Multi-cap Growth Category

2008 – Class A shares won for the 5-year period ended 12/31/07, among 332 funds

2007 – Class I shares won for the 3-year period ended 12/31/06, among 371 funds and Class A shares won for the 5-year period, among 294 funds

2006 – Class A shares won for the 3-year period ended 12/31/05, among 340 funds

2004 – Class A shares won for the 3-year period ended 12/31/03, among 287 funds

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance over the period (calculated with dividends reinvested and without sales charges). Individual fund classification awards are given for three-year, five-year, and ten-year periods. The Fund did not receive the award for all eligible time periods in every year.

Past performance does not guarantee future results.

6	This page is not part of the Semi-Annual Report.

Thornburg Core Growth Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report	7

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager

April 7, 2008

Dear Fellow Shareholder:

For the six months ended March 31, 2008, the Thornburg Core Growth Fund performed poorly in both relative and absolute terms. On March 31, 2008, the net asset value (NAV) for the Class A shares was $16.28. At the end of the last fiscal year (September 30, 2007), the Fund’s NAV was $20.72. The Fund’s Class A shares under-performed its benchmark with a total return of negative 21.38% (at NAV) compared to negative 11.18% for the Russell 3000 Growth Index.

The ride over the last six months has certainly been rockier than we would have hoped. We continue to do the same things we’ve always done and believe that finding attractively valued growth stocks is a formula for long term success. Historically, our stock picking has been strong. Mutual fund analysts refer to this as “selection effect” (disaggregating the benefit/penalty of the sector/industry move and isolating the return solely from the stock). We usually have a strong selection across several sectors. Over the prior six months, this manifested itself in Health Care and Telecommunication Services within our portfolio. Selection effect was negative across a broader range of sectors, including Information Technology (ON Semiconductor, Trident), Consumer Discretionary (Las Vegas Sands, Tempur-Pedic), Energy (ATP Oil & Gas), and Financials (CB Richard Ellis, NYSE Euronext).

Six months ago, I wrote “We subscribe to the belief that when running a focused portfolio of stocks, significant outperformance can come from a few names doing very well, assuming that downside performance is minimized.” We still subscribe to that idea, but the minimizing of downside performance has been the fly in our ointment. We have avoided high risk areas of the equity markets, such as homebuilders, investment banks and traditional spread-based financials, but we have missed with stock selections. Managing stock specific risk is an important aspect of our approach to growth investing.

While we do not know which stocks will be the biggest winners of 2008 or 2009, we do know what opportunity looks like, and we know our approach should lead us into interesting investments. Last year’s annual letter highlighted our difficulties with Health Care, even though the year ended September 30, 2007, was strong in terms of performance. So far this year, Health Care has been a strong contributor, with names like Gilead Sciences, Genentech, Cytec/Hologic and Illumina contributing to performance in a materially positive way. Information Technology has been a huge drag to performance over the past six months, in spite of our ability historically to provide strong returns in that sector. The biggest takeaway is simply that individual stock selection matters most to our performance; sector and geography are important but remain secondary considerations.

Opportunism is a word often used in a pejorative manner. It makes sense because the context is often politics and it usually relates to giving up (or compromising)

8	Certified Semi-Annual Report

long held principles for an ephemeral benefit. We seek to be opportunistic, but not at the cost of our discipline. One of the benefits of our philosophy is its flexible nature. Due to this, once we’ve established that the opportunity created is material and concrete, we seek to act. The market environment over the past six months has not treated us well, but it has created opportunities. We are acting on these opportunities by purchasing new ideas into the portfolio, such as Priceline.com, Dynamic Materials, and Illumina. We have also been opportunistic in re-purchasing securities owned in the past, such as Electronic Arts and Affiliated Managers Group. We last owned Electronic Arts in 2003, but have always been attracted to its market position and high quality franchise. The stock is a classic Growth Industry Leader. Several times over the last five years, we have come close to purchasing the stock, but our discipline around valuation remained firm. For fundamentally oriented investors driven by valuation as well as growth, patience is a critical trait. Opportunity finally knocked in February, and we purchased a position.

I specifically highlighted Electronic Arts as a Growth Industry Leader. We use a variety of tools to manage the risks of our concentrated portfolio. We seek to manage risk through consciously diversifying our portfolio by capitalization range, by sector and within sectors, as well as by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). We focus our research efforts on identifying stock specific risks by knowing the business model, understanding the accounting issues, assessing the competitive, regulatory and legal risks, and weighing the quality of earnings being generated. We feel we are managing our risks at the most basic and important level: the individual security level.

We intend to continue implementing our investment process in a disciplined, consistent manner. We continue to find what we believe to be attractive growth companies. Part of our past success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love – researching companies and identifying opportunities is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report	9

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $222,369,547)	$154,163,978
Non-affiliated issuers (cost $2,703,876,938)	2,743,289,030
Cash	259,700
Receivable for investments sold	32,983,245
Receivable for fund shares sold	8,573,666
Unrealized gain on forward exchange contracts (Note 7)	2,052,191
Dividends receivable	313,641
Prepaid expenses and other assets	112,333

Total Assets	2,941,747,784

LIABILITIES
Payable for securities purchased	19,861,080
Payable for fund shares redeemed	5,444,903
Unrealized loss on forward exchange contracts (Note 7)	397,089
Payable to investment advisor and other affiliates (Note 3)	2,922,041
Accounts payable and accrued expenses	210,054

Total Liabilities	28,835,167

NET ASSETS	$2,912,912,617

NET ASSETS CONSIST OF:
Net investment loss	$(4,837,595)
Net unrealized depreciation on investments	(27,134,251)
Accumulated net realized gain (loss)	(216,839,097)
Net capital paid in on shares of beneficial interest	3,161,723,560

$2,912,912,617

10	Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,206,066,599 applicable to 74,092,797 shares of beneficial interest outstanding – Note 4)	$16.28
Maximum sales charge, 4.50% of offering price	0.77

Maximum offering price per share	$17.05

Class C Shares:
Net asset value and offering price per share * ($554,914,890 applicable to 36,232,034 shares of beneficial interest outstanding – Note 4)	$15.32

Class I Shares:
Net asset value, offering and redemption price per share ($506,027,166 applicable to 30,374,627 shares of beneficial interest outstanding – Note 4)	$16.66

Class R3 Shares:
Net asset value, offering and redemption price per share ($333,430,027 applicable to 20,471,791 shares of beneficial interest outstanding – Note 4)	$16.29

Class R4 Shares:
Net asset value, offering and redemption price per share ($19,264,265 applicable to 1,183,298 shares of beneficial interest outstanding – Note 4)	$16.28

Class R5 Shares:
Net asset value, offering and redemption price per share ($293,209,670 applicable to 17,615,158 shares of beneficial interest outstanding – Note 4)	$16.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report	11

STATEMENT OF OPERATIONS
Thornburg Core Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income from non-affiliated issuers (net of foreign taxes withheld of $1,315,967)	$15,245,526
Interest income	3,222,293

Total Income	18,467,819

EXPENSES:
Investment advisory fees (Note 3)	12,539,686
Administration fees (Note 3)
Class A Shares	897,909
Class C Shares	404,170
Class I Shares	152,192
Class R3 Shares	247,127
Class R4 Shares	8,724
Class R5 Shares	60,909
Distribution and service fees (Note 3)
Class A Shares	1,796,608
Class C Shares	3,235,747
Class R3 Shares	987,213
Class R4 Shares	19,205
Transfer agent fees
Class A Shares	989,750
Class C Shares	401,905
Class I Shares	158,660
Class R3 Shares	371,710
Class R4 Shares	7,887
Class R5 Shares	136,877
Registration and filing fees
Class A Shares	32,823
Class C Shares	20,759
Class I Shares	19,550
Class R3 Shares	9,307
Class R4 Shares	6,090
Class R5 Shares	13,080
Custodian fees (Note 3)	245,785
Professional fees	52,919
Accounting fees	44,060
Trustee fees	20,560
Other expenses	234,539

Total Expenses	23,115,751
Less:
Expenses reimbursed by investment advisor (Note 3)	(223,532)
Fees paid indirectly (Note 3)	(5,915)

Net Expenses	22,886,304

Net Investment Loss	$(4,418,485)

12	Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Core Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(208,206,760)
Foreign currency transactions	(8,475,888)

(216,682,648)

Net change in unrealized appreciation (depreciation) on:
Investments	(604,448,887)
Foreign currency translations	3,722,760

(600,726,127)

Net Realized and Unrealized Loss	(817,408,775)

Net Decrease in Net Assets Resulting From Operations	$(821,827,260)

See notes to financial statements.

Certified Semi-Annual Report	13

STATEMENTS OF CHANGES IN NET ASSETS
Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(4,418,485)	$(18,562,754)
Net realized gain (loss) on investments and foreign currency transactions	(216,682,648)	3,094,193
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(600,726,127)	469,309,506

Net Increase (Decrease) in Net Assets Resulting from Operations	(821,827,260)	453,840,945

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(868,506)	—
Class C Shares	(412,872)	—
Class I Shares	(352,383)	—
Class R3 Shares	(247,109)	—
Class R4 Shares	(4,219)	—
Class R5 Shares	(106,648)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	87,576,832	752,891,071
Class C Shares	49,754,060	390,687,789
Class I Shares	11,895,705	362,304,238
Class R3 Shares	15,250,593	274,389,436
Class R4 Shares	19,666,976	3,331,607
Class R5 Shares	200,313,343	146,669,595

Net Increase (Decrease) in Net Assets	(439,361,488)	2,384,114,681

NET ASSETS:
Beginning of period	3,352,274,105	968,159,424

End of period	$2,912,912,617	$3,352,274,105

*	Unaudited.

See notes to financial statements.

14	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The

Certified Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

16	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $201,348 for Class R3 shares, $3,178 for Class R4 shares, and $19,006 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $238,475 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $145,191 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $5,915. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	19,826,284	$383,046,301	54,188,818	$1,016,770,034
Shares issued to shareholders in reinvestment of dividends	40,086	785,692	—	—
Shares repurchased	(16,711,016)	(296,274,121)	(13,920,905)	(263,891,441)
Redemption fees received**	—	18,960	—	12,478

Net Increase (Decrease)	3,155,354	$87,576,832	40,267,913	$752,891,071

Certified Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	6,733,327	$123,546,482	24,042,126	$428,699,736
Shares issued to shareholders in reinvestment of dividends	16,338	302,087	—	—
Shares repurchased	(4,459,446)	(74,103,049)	(2,109,546)	(38,017,920)
Redemption fees received**	—	8,540	—	5,973

Net Increase (Decrease)	2,290,219	$49,754,060	21,932,580	$390,687,789

Class I Shares
Shares sold	9,346,109	$182,261,565	24,674,852	$471,936,086
Shares issued to shareholders in reinvestment of dividends	14,035	281,125	—	—
Shares repurchased	(9,329,112)	(170,654,956)	(5,639,994)	(109,638,046)
Redemption fees received**	—	7,971	—	6,198

Net Increase (Decrease)	31,032	$11,895,705	19,034,858	$362,304,238

Class R3 Shares
Shares sold	7,820,753	$148,508,234	17,655,868	$335,551,232
Shares issued to shareholders in reinvestment of dividends	12,192	239,334	—	—
Shares repurchased	(7,322,863)	(133,502,136)	(3,183,342)	(61,165,475)
Redemption fees received**	—	5,161	—	3,679

Net Increase (Decrease)	510,082	$15,250,593	14,472,526	$274,389,436

Class R4 Shares*
Shares sold	1,148,435	$22,087,009	172,095	$3,388,183
Shares issued to shareholders in reinvestment of dividends	176	3,449	—	—
Shares repurchased	(134,517)	(2,423,685)	(2,891)	(56,581)
Redemption fees received**	—	203	—	5

Net Increase (Decrease)	1,014,094	$19,666,976	169,204	$3,331,607

Class R5 Shares
Shares sold	12,466,302	$242,645,251	8,452,082	$166,122,436
Shares issued to shareholders in reinvestment of dividends	4,767	95,440	—	—
Shares repurchased	(2,329,740)	(42,430,682)	(980,958)	(19,454,052)
Redemption fees received**	—	3,334	—	1,211

Net Increase (Decrease)	10,141,329	$200,313,343	7,471,124	$146,669,595

*	Effective date of this class of shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18	Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,750,372,293 and $1,380,091,098, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$2,926,403,347

Gross unrealized appreciation on a tax basis	$229,745,366
Gross unrealized depreciation on a tax basis	(258,695,705)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(28,950,339)

At March 31, 2008, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $419,110. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
4,640,000,000 Philippine Peso for 112,348,668 USD	June 16, 2008	$2,052,191

Net unrealized gain (loss) from forward
Sell contracts:		$2,052,191

CONTRACTS TO BUY:

Contracts	Contract Value Date	Unrealized Gain (Loss)
546,200,000 Philippine Peso for 13,380,696 USD	June 16, 2008	$(397,089)

Net unrealized gain (loss) from forward
Buy contracts:		$(397,089)

Net unrealized gain (loss) from forward
Exchange contracts:		$1,655,102

Certified Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$20.72		$16.38	$14.21	$10.87	$10.11	$6.45
Income from investment operations:
Net investment income (loss)	(0.02)		(0.15)	(0.14)	(0.14)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	(4.41)		4.49	2.54	3.48	0.90	3.77
Total from investment operations	(4.43)		4.34	2.40	3.34	0.75	3.64
Redemption fees added to paid in capital	—		—	0.01	—	0.01	0.02
Less dividends from:
Net realized gains	(0.01)		—	(0.24)	—	—	—
Change in net asset value	(4.44)		4.34	2.17	3.34	0.76	3.66
NET ASSET VALUE, end of period	$16.28		$20.72	$16.38	$14.21	$10.87	$10.11

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(21.38)		26.50	17.20	30.73	7.52	56.74
Ratios to average net assets:
Net investment income (loss) (%)	(0.20	)(b)	(0.78)	(0.86)	(1.14)	(1.37)	(1.43)
Expenses, after expense reductions (%)	1.30	(b)	1.37	1.48	1.60	1.62	1.65
Expenses, after expense reductions and net of custody credits (%)	1.30	(b)	1.36	1.46	1.57	1.61	1.63
Expenses, before expense reductions (%)	1.30	(b)	1.37	1.48	1.60	1.70	2.03

Portfolio turnover rate (%)	42.87		82.37	98.00	115.37	108.50	102.91

Net assets at end of period (thousands)	$1,206,067		$1,470,020	$502,345	$110,836	$40,899	$36,247

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	21

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,
			2007	2006	2005	2004	2003
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$19.57		$15.59	$13.63	$10.51	$9.85	$6.38
Income from investment operations:
Net investment income (loss)	(0.08)		(0.28)	(0.24)	(0.23)	(0.22)	(0.18)
Net realized and unrealized gain (loss) on investments	(4.16)		4.26	2.43	3.35	0.88	3.65
Total from investment operations	(4.24)		3.98	2.19	3.12	0.66	3.47
Redemption fees added to paid in capital	—		—	0.01	—	—	—

Less dividends from:
Net realized gains	(0.01)		—	(0.24)	—	—	—
Change in net asset value	(4.25)		3.98	1.96	3.12	0.66	3.47

NET ASSET VALUE, end of period	$15.32		$19.57	$15.59	$13.63	$10.51	$9.85

RATIOS/SUPPLEMENTAL DATA

Total return (%)(a)	(21.67)		25.53	16.38	29.69	6.70	54.39
Ratios to average net assets:
Net investment income (loss) (%)	(0.94	)(b)	(1.53)	(1.63)	(1.91)	(2.13)	(2.19)
Expenses, after expense reductions (%)	2.04	(b)	2.12	2.25	2.37	2.38	2.40
Expenses, after expense reductions and net of custody credits (%)	2.04	(b)	2.11	2.23	2.34	2.37	2.38
Expenses, before expense reductions (%)	2.04	(b)	2.12	2.25	2.37	2.52	3.35

Portfolio turnover rate (%)	42.87		82.37	98.00	115.37	108.50	102.91

Net assets at end of period (thousands)	$554,915		$664,252	$187,180	$41,737	$14,693	$7,146

(a)	Not annualized for periods less than one year.
(b)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

22	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,			Period Ended September 30, 2004(a)
		2007	2006	2005
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$21.16	$16.66	$14.37	$10.93	$10.87
Income from investment operations:
Net investment income (loss)	0.02	(0.08)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.51)	4.58	2.58	3.51	0.14
Total from investment operations	(4.49)	4.50	2.52	3.44	0.06
Redemption fees added to paid in capital	—	—	0.01	—	—
Less dividends from:
Net realized gains	(0.01)	—	(0.24)	—	—
Change in net asset value	(4.50)	4.50	2.29	3.44	0.06

NET ASSET VALUE, end of period	$16.66	$21.16	$16.66	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(21.22)	27.01	17.85	31.47	0.55
Ratios to average net assets:
Net investment income (loss) (%)	0.21 (c)	(0.39)	(0.40)	(0.55)	(0.74	)(c)
Expenses, after expense reductions (%)	0.89 (c)	0.98	1.01	1.02	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.89 (c)	0.97	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	0.89 (c)	0.98	1.10	1.15	1.31	(c)

Portfolio turnover rate (%)	42.87	82.37	98.00	115.37	108.50

Net assets at end of period (thousands)	$506,027	$642,143	$188,422	$49,975	$21,578

(a)	Effective date of this class of shares was November 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*		Year Ended September 30,				Period Ended Sept. 30, 2003(a)
			2007	2006	2005	2004
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$20.75		$16.43	$14.26	$10.90	$10.11	$9.59
Income from investment operations:
Net investment income (loss)	(0.04)		(0.18)	(0.14)	(0.14)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	(4.41)		4.50	2.54	3.50	0.91	0.55
Total from investment operations	(4.45)		4.32	2.40	3.36	0.79	0.52
Redemption fees added to paid in capital	—		—	0.01	—	—	—

Less dividends from:
Net realized gains	(0.01)		—	(0.24)	—	—	—
Change in net asset value	(4.46)		4.32	2.17	3.36	0.79	0.52
NET ASSET VALUE, end of period	$16.29		$20.75	$16.43	$14.26	$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(21.45)		26.29	17.14	30.83	7.81	5.42
Ratios to average net assets:
Net investment income (loss) (%)	(0.39	)(c)	(0.91)	(0.90)	(1.08)	(1.17)	(1.06	)(c)
Expenses, after expense reductions (%)	1.50	(c)	1.51	1.53	1.52	1.50	1.65	(c)
Expenses, after expense reductions and net of custody credits (%)	1.50	(c)	1.50	1.50	1.49	1.49	1.65	(c)
Expenses, before expense reductions (%)	1.60	(c)	1.64	1.73	3.56	722.79 (d)	22,219.77	(c)(d)

Portfolio turnover rate (%)	42.87		82.37	98.00	115.37	108.50	102.91

Net assets at end of period (thousands)	$333,430		$414,267	$90,167	$6,345	$16	$—	(e)

(a)	Effective date of this class of shares was July 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Net assets at the end of the year were less than $1,000.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

24	Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*		Period Ended Sept. 30, 2007(a)
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$20.73		$18.90
Income from investment operations:
Net investment income (loss)	(0.02)		(0.12)
Net realized and unrealized gain (loss) on investments	(4.42)		1.95
Total from investment operations	(4.44)		1.83

Less dividends from:
Net realized gains	(0.01)		—
Change in net asset value	(4.45)		1.83

NET ASSET VALUE, end of period	$16.28		$20.73

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(21.42)		9.68
Ratios to average net assets:
Net investment income (loss) (%)	(0.27	)(c)	(0.93	)(c)
Expenses, after expense reductions (%)	1.34	(c)	1.41	(c)
Expenses, after expense reductions and net of custody credits (%)	1.34	(c)	1.40	(c)
Expenses, before expense reductions (%)	1.39	(c)	8.74	(c)(d)

Portfolio turnover rate (%)	42.87		82.37

Net assets at end of period (thousands)	$19,264		$3,508

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30,
		2007	2006(a)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$21.15	$16.65	$14.43
Income from investment operations:
Net investment income (loss)	0.01	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(4.50)	4.57	2.51
Total from investment operations	(4.49)	4.50	2.45
Redemption fees added to paid in capital	—	—	0.01

Less dividends from:
Net realized gains	(0.01)	—	(0.24)
Change in net asset value	(4.50)	4.50	2.22

NET ASSET VALUE, end of period	$16.65	$21.15	$16.65

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(21.23)	27.03	17.29
Ratios to average net assets:
Net investment income (loss) (%)	0.15 (c)	(0.37)	(0.38)
Expenses, after expense reductions (%)	0.95 (c)	0.95	1.01
Expenses, after expense reductions and net of custody credits (%)	0.94 (c)	0.95	0.99
Expenses, before expense reductions (%)	0.96 (c)	0.97	176.54 (d)

Portfolio turnover rate (%)	42.87	82.37	98.00

Net assets at end of period (thousands)	$293,210	$158,084	$45

(a)	Effective date of this class of shares was October 3, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

26	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-582, CLASS C – 885-215-574, CLASS I – 885-215-475, CLASS R3 – 885-215-517, CLASS R4 –885-215-251, CLASS R5 – 885-215-350

NASDAQ SYMBOLS: CLASS A – THCGX, CLASS C – TCGCX, CLASS I – THIGX, CLASS R3 – THCRX, CLASS R4 – TCGRX, CLASS R5 – THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Software & Services	25.2%

Pharmaceuticals, Biotechnology & Life Sciences	16.3%

Telecommunication Services	10.0%

Diversified Financials	8.9%

Semiconductors & Semiconductor Equipment	7.3%

Food, Beverage & Tobacco	6.8%

Media	4.7%

Household & Personal Products	3.3%

Utilities	3.3%

Retailing	3.2%

Energy	2.5%

Consumer Services	2.4%

Technology, Hardware & Equipment	2.1%

Capital Goods	1.2%

Materials	0.2%

Other Assets & Cash Equivalents	2.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

United States of America	79.8%

United Kingdom	4.7%

Mexico	4.6%

Denmark	3.9%

Philippines	3.4%

Brazil	2.0%

China	1.6%

Certified Semi-Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 97.44%

CAPITAL GOODS — 1.18%

MACHINERY — 1.18%
Dynamic Materials Corp.(1)	796,670	$34,416,144

		34,416,144

CONSUMER SERVICES — 2.44%

HOTELS, RESTAURANTS & LEISURE — 2.44%
Las Vegas Sands Corp.+	965,211	71,078,138

		71,078,138

DIVERSIFIED FINANCIALS — 8.90%

CAPITAL MARKETS — 2.01%
Affiliated Managers Group, Inc.+	646,689	58,680,560
DIVERSIFIED FINANCIAL SERVICES — 6.89%
BM&F Brazil	6,110,400	55,716,875
CME Group, Inc.	206,195	96,726,074
NYSE Euronext	779,401	48,096,836

		259,220,345

ENERGY — 2.51%

OIL, GAS & CONSUMABLE FUELS — 2.51%
ATP Oil & Gas Corp.+(1)	2,231,817	73,025,052

		73,025,052

FOOD, BEVERAGE & TOBACCO — 6.85%

BEVERAGES — 6.85%
Carlsberg A/S Class B	862,200	110,252,954
Hansen Natural Corp.+	2,525,940	89,165,682

		199,418,636

HOUSEHOLD & PERSONAL PRODUCTS — 3.32%

PERSONAL PRODUCTS — 3.32%
Bare Escentuals, Inc.+	4,134,000	96,818,280

		96,818,280

MATERIALS — 0.19%

CHEMICALS — 0.19%
Ecolab, Inc.	126,300	5,485,209

		5,485,209

MEDIA — 4.74%

MEDIA — 4.74%
Airmedia Group, Inc. ADR+	2,938,927	46,728,939
DIRECTV Group, Inc.+	3,691,421	91,510,327

		138,239,266

28	Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 16.30%

BIOTECHNOLOGY — 14.59%
Alexion Pharmaceuticals, Inc.+	1,071,423	$63,535,384
Celgene Corp.+	1,279,134	78,398,123
Genentech, Inc.+	1,554,341	126,181,402
Gilead Sciences, Inc.+	3,044,300	156,872,779
LIFE SCIENCES TOOLS & SERVICES — 1.71%
Illumina, Inc.+	655,788	49,774,309

		474,761,997

RETAILING — 3.17%

INTERNET & CATALOG RETAIL — 1.14%
Priceline.com, Inc.+	275,536	33,301,281
SPECIALTY RETAIL — 2.03%
Guess?, Inc.	1,456,898	58,960,662

		92,261,943

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.25%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.25%
Intel Corp.	3,916,600	82,953,588
MEMC Electronic Materials, Inc.+	967,657	68,606,881
ON Semiconductor Corp.+	10,503,498	59,659,869

		211,220,338

SOFTWARE & SERVICES — 25.18%

INTERNET SOFTWARE & SERVICES — 8.52%
Equinix, Inc.+	1,290,444	85,801,622
Google, Inc.+	202,950	89,393,386
Vistaprint Ltd.+	2,089,583	73,030,926
IT SERVICES — 6.11%
Visa, Inc.+	434,225	27,078,271
Western Union Co.	7,090,328	150,811,277
SOFTWARE — 10.55%
Amdocs Ltd.+	4,661,752	132,207,287
Electronic Arts, Inc.+	1,929,942	96,342,704
Microsoft Corp.	2,773,800	78,720,444

		733,385,917

TECHNOLOGY HARDWARE & EQUIPMENT — 2.06%

COMPUTERS & PERIPHERALS — 2.06%
Data Domain, Inc.+	2,527,932	60,164,782

		60,164,782

TELECOMMUNICATION SERVICES — 10.04%

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.56%
AT&T, Inc.	3,008,700	115,233,210
Cbeyond, Inc.+(1)	2,486,577	46,722,782
WIRELESS TELECOMMUNICATION SERVICES — 4.48%
América Móvil SAB de C.V.	40,944,300	130,418,526

		292,374,518

Certified Semi-Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

UTILITIES — 3.31%

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.31%
PNOC Energy Development Corp.	682,358,530	$96,382,938

		96,382,938

TOTAL COMMON STOCK (Cost $2,867,046,979)		2,838,253,503

SHORT TERM INVESTMENTS — 2.03%
General Electric Capital Corp., 2.00% , 4/2/2008	$8,900,000	8,899,505
Toyota Credit de Puerto Rico, 2.10% , 4/1/2008	50,300,000	50,300,000

TOTAL SHORT TERM INVESTMENTS (Cost $59,199,506)		59,199,505

TOTAL INVESTMENTS — 99.47% (Cost $2,926,246,485)		$2,897,453,008
OTHER ASSETS LESS LIABILITIES — 0.53%		15,459,609

NET ASSETS — 100.00%		$2,912,912,617

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2007	Gross Additions	Gross Reductions	Shares at March 31, 2008	Market Value March 31, 2008	Dividend Income
ATP Oil & Gas Corp.	1,817,631	414,186	—	2,231,817	$73,025,052	$—
Cbeyond, Inc.	—	2,486,577	—	2,486,577	46,722,782	—
Dynamic Materials Corp.	—	796,670	—	796,670	34,416,144	—

					$154,163,978	$—

Total non-controlled “affiliated companies” — 5.29% of net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

30	Certified Semi-Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07 – 3/31/08
Class A Shares
Actual	$1,000.00	$786.20	$5.82
Hypothetical*	$1,000.00	$1018.49	$6.57
Class C Shares
Actual	$1,000.00	$783.30	$9.10
Hypothetical*	$1,000.00	$1,014.79	$10.28
Class I Shares
Actual	$1,000.00	$787.80	$3.99
Hypothetical*	$1,000.00	$1,020.53	$4.51
Class R3 Shares
Actual	$1,000.00	$785.50	$6.70
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$785.80	$6.00
Hypothetical*	$1,000.00	$1,018.28	$6.78
Class R5 Shares
Actual	$1,000.00	$787.70	$4.22
Hypothetical*	$1,000.00	$1,020.28	$4.77

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; C: 2.04%; I: 0.89%; R3: 1.50%; R4: 1.34% and R5: 0.94%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report	31

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite and Russell 3000 Growth (December 27, 2000 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008 (with sales charge)

	1 Yr	5 Yrs	Since Inception
A Shares (Incep: 12/27/00)	(16.81)%	16.86%	3.95%
C Shares (Incep: 12/27/00)	(14.36)%	17.01%	3.75%
I Shares (Incep:11/3/03)	(12.50)%	—	10.60%
R3 Shares (Incep: 7/1/03)	(13.02)%	—	12.20%
R4 Shares (Incep: 2/1/07)	(12.89)%	—	(13.81)%
R5 Shares (Incep: 10/3/05)	(12.50)%	—	6.64%
Russell 3000 Growth Index (Since: 12/27/00)	(1.45)%	10.26%	(1.19)%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, and R5 shares. Class I, R3, R4, and R5 shares are available only to certain qualified investors. Class A and I shares are subject to a 1% 30-day redemption fee.

Effective February 1, 2008, the Fund changed the broad-based securities market index against which the Fund compares its performance from the NASDAQ Composite Index to the Russell 3000 Growth Index, which the investment advisor believes provides a more appropriate comparison to the Fund’s portfolio holdings. The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of over 3,000 domestic and non-U.S.-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

32	Certified Semi-Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report	33

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

34	This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.	35

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH180	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of over 3,000 domestic and non-U.S.-based securities.

Russell 3000 Growth Index – The Russell 3000 Growth Index (Russell 3K G) is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

This page is not part of the Semi-Annual Report.    3

Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.98%, as disclosed in the most recent Prospectus.

PORTFOLIO MANAGER

Alexander M.V. Motola, CFA

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	21.5x
Portfolio Price to Cash Flow*	14.2
Portfolio Price to Book Value*	4.7
Median Market Cap*	$7.6 B
7-Year Beta (A shares vs. Russell 3K G)*	1.17
Holdings	36

*	Source: FactSet

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them may potentially offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The management team of Thornburg Core Growth Fund understands this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for the Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While many other growth funds rely on broad portfolio diversification to temper volatility, the Thornburg Core Growth Fund focuses on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. We believe that diversifying among three growth baskets further mitigates risk because each of these segments typically reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED MARCH 31, 2008

	6 Mos	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 11/3/03)	(21.22)%	(12.50)%	11.21%	10.60%

Russell 3000 Growth
Index (since: 11/3/03)	(11.18)%	(1.45)%	6.30%	5.61%

*	Periods less than one year are not annualized.

4    This page is not part of the Semi-Annual Report.

company and its business. The team believes that an intimate understanding of the companies in the portfolio is one of the most effective forms of risk management.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

This team is positioned to demonstrate the strength of its grit over glamour strategy and will continue seeking steady, consistent performance for shareholders through a variety of market cycles.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Gilead Sciences, Inc.	Las Vegas Sands Corp.
MEMC Electronic Materials, Inc.	WellPoint, Inc.
Genentech, Inc.	ON Semiconductor Corp.
Visa, Inc.	NeuStar, Inc.
Hologic, Inc.	ATP Oil & Gas Corp.
Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

Gilead Sciences, Inc.	5.4%
Western Union Co.	5.2%
Amdocs Ltd.	4.5%
América Móvil SAB de C.V.	4.5%
Genentech, Inc.	4.3%
AT&T, Inc.	4.0%
Carlsberg A/S	3.8%
Bare Escentuals, Inc.	3.3%
CME Group, Inc.	3.3%
PNOC Energy Development Corp.	3.3%

BASKET STRUCTURE

As of 3/31/08

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Awards

Thornburg Core Growth Fund

Four-Time Lipper Fund Award Winner
Multi-cap Growth Category
2008 – Class A shares won for the 5-year period ended 12/31/07, among 332 funds
2007 – Class I shares won for the 3-year period ended 12/31/06, among 371 funds and Class A shares won for the 5-year period, among 294 funds
2006 – Class A shares won for the 3-year period ended 12/31/05, among 340 funds
2004 – Class A shares won for the 3-year period ended 12/31/03, among 287 funds

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance over the period (calculated with dividends reinvested and without sales charges). Individual fund classification awards are given for three-year, five-year, and ten-year periods. The Fund did not receive the award for all eligible time periods in every year.

Past performance does not guarantee future results.

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Thornburg Core Growth Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    7

Letter to Shareholders

Alexander M.V. Motola, CFA Portfolio Manager	April 7, 2008

Dear Fellow Shareholder:

For the six months ended March 31, 2008, the Thornburg Core Growth Fund performed poorly in both relative and absolute terms. On March 31, 2008, the net asset value (NAV) for the Class I shares was $16.66. At the end of the last fiscal year (September 30, 2007), the Fund’s NAV was $21.16. The Fund’s Class I shares underperformed its benchmark with a total return of negative 21.22% compared to negative 11.18% for the Russell 3000 Growth Index.

The ride over the last six months has certainly been rockier than we would have hoped. We continue to do the same things we’ve always done and believe that finding attractively valued growth stocks is a formula for long term success. Historically, our stock picking has been strong. Mutual fund analysts refer to this as “selection effect” (disaggregating the benefit/penalty of the sector/industry move and isolating the return solely from the stock). We usually have a strong selection across several sectors. Over the prior six months, this manifested itself in Health Care and Telecommunication Services within our portfolio. Selection effect was negative across a broader range of sectors, including Information Technology (ON Semiconductor, Trident), Consumer Discretionary (Las Vegas Sands, Tempur-Pedic), Energy (ATP Oil & Gas), and Financials (CB Richard Ellis, NYSE Euronext).

Six months ago, I wrote “We subscribe to the belief that when running a focused portfolio of stocks, significant outperformance can come from a few names doing very well, assuming that downside performance is minimized.” We still subscribe to that idea, but the minimizing of downside performance has been the fly in our oint- ment. We have avoided high risk areas of the equity markets, such as homebuilders, investment banks and traditional spread-based financials, but we have missed with stock selections. Managing stock specific risk is an important aspect of our approach to growth investing.

While we do not know which stocks will be the biggest winners of 2008 or 2009, we do know what opportunity looks like, and we know our approach should lead us into interesting investments. Last year’s annual letter highlighted our difficulties with Health Care, even though the year ended September 30, 2007, was strong in terms of performance. So far this year, Health Care has been a strong contributor, with names like Gilead Sciences, Genentech, Cytec/Hologic and Illumina contributing to performance in a materially positive way. Information Technology has been a huge drag to performance over the past six months, in spite of our ability historically to provide strong returns in that sector. The biggest takeaway is simply that individual stock selection matters most to our performance, sector and geography are impor- tant but remain secondary considerations.

Opportunism is a word often used in a pejorative manner. It makes sense because the context is often politics and it usually relates to giving up (or compromising)

8    Certified Semi-Annual Report

long held principles for an ephemeral benefit. We seek to be opportunistic, but not at the cost of our discipline. One of the benefits of our philosophy is its flexible nature. Due to this, once we’ve established that the opportunity created is material and concrete, we seek to act. The market environment over the past six months has not treated us well, but it has created opportunities. We are acting on these opportunities by purchasing new ideas into the portfolio, such as Priceline.com, Dynamic Materials, and Illumina. We have also been opportunistic in re-purchasing securities owned in the past, such as Electronic Arts and Affiliated Managers Group. We last owned Electronic Arts in 2003, but have always been attracted to its market position and high quality franchise. The stock is a classic Growth Industry Leader. Several times over the last five years, we have come close to purchasing the stock, but our discipline around valuation remained firm. For fundamentally oriented investors driven by valuation as well as growth, patience is a critical trait. Opportunity finally knocked in February, and we purchased a position.

I specifically highlighted Electronic Arts as a Growth Industry Leader. We use a variety of tools to manage the risks of our concentrated portfolio. We seek to manage risk through consciously diversifying our portfolio by capitalization range, by sector and within sectors, as well as by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). We focus our research efforts on identifying stock specific risks by knowing the business model, understanding the accounting issues, assessing the competitive, regulatory and legal risks, and weighing the quality of earnings being generated. We feel we are managing our risks at the most basic and important level: the individual security level.

We intend to continue implementing our investment process in a disciplined, consistent manner. We continue to find what we believe to be attractive growth companies. Part of our past success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love – researching companies and identifying opportunities is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $222,369,547)	$154,163,978
Non-affiliated issuers (cost $2,703,876,938)	2,743,289,030
Cash	259,700
Receivable for investments sold	32,983,245
Receivable for fund shares sold	8,573,666
Unrealized gain on forward exchange contracts (Note 7)	2,052,191
Dividends receivable	313,641
Prepaid expenses and other assets	112,333

Total Assets	2,941,747,784

LIABILITIES
Payable for securities purchased	19,861,080
Payable for fund shares redeemed	5,444,903
Unrealized loss on forward exchange contracts (Note 7)	397,089
Payable to investment advisor and other affiliates (Note 3)	2,922,041
Accounts payable and accrued expenses	210,054

Total liabilities	28,835,167

NET ASSETS	$2,912,912,617

NET ASSETS CONSIST OF:
Net investment loss	$(4,837,595)
Net unrealized depreciation on investments	(27,134,251)
Accumulated net realized gain (loss)	(216,839,097)
Net capital paid in on shares of beneficial interest	3,161,723,560

$2,912,912,617

10    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,206,066,599 applicable to 74,092,797 shares of beneficial interest outstanding – Note 4)	$16.28
Maximum sales charge, 4.50% of offering price	0.77

Maximum offering price per share	$17.05

Class C Shares:
Net asset value and offering price per share * ($554,914,890 applicable to 36,232,034 shares of beneficial interest outstanding – Note 4)	$15.32

Class I Shares:
Net asset value, offering and redemption price per share ($506,027,166 applicable to 30,374,627 shares of beneficial interest outstanding – Note 4)	$16.66

Class R3 Shares:
Net asset value, offering and redemption price per share ($333,430,027 applicable to 20,471,791 shares of beneficial interest outstanding – Note 4)	$16.29

Class R4 Shares:
Net asset value, offering and redemption price per share ($19,264,265 applicable to 1,183,298 shares of beneficial interest outstanding – Note 4)	$16.28

Class R5 Shares:
Net asset value, offering and redemption price per share ($293,209,670 applicable to 17,615,158 shares of beneficial interest outstanding – Note 4)	$16.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income from non-affiliated issuers (net of foreign taxes withheld of $1,315,967)	$15,245,526
Interest income	3,222,293

Total Income	18,467,819

EXPENSES:
Investment advisory fees (Note 3)	12,539,686
Administration fees (Note 3)
Class A Shares	897,909
Class C Shares	404,170
Class I Shares	152,192
Class R3 Shares	247,127
Class R4 Shares	8,724
Class R5 Shares	60,909
Distribution and service fees (Note 3)
Class A Shares	1,796,608
Class C Shares	3,235,747
Class R3 Shares	987,213
Class R4 Shares	19,205
Transfer agent fees
Class A Shares	989,750
Class C Shares	401,905
Class I Shares	158,660
Class R3 Shares	371,710
Class R4 Shares	7,887
Class R5 Shares	136,877
Registration and filing fees
Class A Shares	32,823
Class C Shares	20,759
Class I Shares	19,550
Class R3 Shares	9,307
Class R4 Shares	6,090
Class R5 Shares	13,080
Custodian fees (Note 3)	245,785
Professional fees	52,919
Accounting fees	44,060
Trustee fees	20,560
Other expenses	234,539

Total Expenses	23,115,751
Less:
Expenses reimbursed by investment advisor (Note 3)	(223,532)
Fees paid indirectly (Note 3)	(5,915)

Net Expenses	22,886,304

Net Investment Loss	$(4,418,485)

12    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(208,206,760)
Foreign currency transactions	(8,475,888)

(216,682,648)

Net change in unrealized appreciation (depreciation) on:
Investments	(604,448,887)
Foreign currency translations	3,722,760

(600,726,127)

Net Realized and Unrealized Loss	(817,408,775)

Net Decrease in Net Assets Resulting From operations	$(821,827,260)

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(4,418,485)	$(18,562,754)
Net realized gain (loss) on investments and foreign currency transactions	(216,682,648)	3,094,193
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(600,726,127)	469,309,506

Net Increase (Decrease) in Net Assets Resulting from Operations	(821,827,260)	453,840,945
DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(868,506)	—
Class C Shares	(412,872)	—
Class I Shares	(352,383)	—
Class R3 Shares	(247,109)	—
Class R4 Shares	(4,219)	—
Class R5 Shares	(106,648)	—
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	87,576,832	752,891,071
Class C Shares	49,754,060	390,687,789
Class I Shares	11,895,705	362,304,238
Class R3 Shares	15,250,593	274,389,436
Class R4 Shares	19,666,976	3,331,607
Class R5 Shares	200,313,343	146,669,595

Net Increase (Decrease) in Net Assets	(439,361,488)	2,384,114,681
NET ASSETS:
Beginning of period	3,352,274,105	968,159,424

End of period	$2,912,912,617	$3,352,274,105

*	Unaudited.

See notes to financial statements.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $201,348 for Class R3 shares, $3,178 for Class R4 shares, and $19,006 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $238,475 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $145,191 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $5,915. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2008 (unaudited)		September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	19,826,284	$383,046,301	54,188,818	$1,016,770,034
Shares issued to shareholders in reinvestment of dividends	40,086	785,692	—	—
Shares repurchased	(16,711,016)	(296,274,121)	(13,920,905)	(263,891,441)
Redemption fees received**	—	18,960	—	12,478

Net Increase (Decrease)	3,155,354	$87,576,832	40,267,913	$752,891,071

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2008 (unaudited)		September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	6,733,327	$123,546,482	24,042,126	$428,699,736
Shares issued to shareholders in reinvestment of dividends	16,338	302,087	—	—
Shares repurchased	(4,459,446)	(74,103,049)	(2,109,546)	(38,017,920)
Redemption fees received**	—	8,540	—	5,973

Net Increase (Decrease)	2,290,219	$49,754,060	21,932,580	$390,687,789

Class I Shares
Shares sold	9,346,109	$182,261,565	24,674,852	$471,936,086
Shares issued to shareholders in reinvestment of dividends	14,035	281,125	—	—
Shares repurchased	(9,329,112)	(170,654,956)	(5,639,994)	(109,638,046)
Redemption fees received**	—	7,971	—	6,198

Net Increase (Decrease)	31,032	$11,895,705	19,034,858	$362,304,238

Class R3 Shares
Shares sold	7,820,753	$148,508,234	17,655,868	$335,551,232
Shares issued to shareholders in reinvestment of dividends	12,192	239,334	—	—
Shares repurchased	(7,322,863)	(133,502,136)	(3,183,342)	(61,165,475)
Redemption fees received**	—	5,161	—	3,679

Net Increase (Decrease)	510,082	$15,250,593	14,472,526	$274,389,436

Class R4 Shares*
Shares sold	1,148,435	$22,087,009	172,095	$3,388,183
Shares issued to shareholders in reinvestment of dividends	176	3,449	—	—
Shares repurchased	(134,517)	(2,423,685)	(2,891)	(56,581)
Redemption fees received**	—	203	—	5

Net Increase (Decrease)	1,014,094	$19,666,976	169,204	$3,331,607

Class R5 Shares
Shares sold	12,466,302	$242,645,251	8,452,082	$166,122,436
Shares issued to shareholders in reinvestment of dividends	4,767	95,440	—	—
Shares repurchased	(2,329,740)	(42,430,682)	(980,958)	(19,454,052)
Redemption fees received**	—	3,334	—	1,211

Net Increase (Decrease)	10,141,329	$200,313,343	7,471,124	$146,669,595

*	Effective date of this class of shares was February 1, 2007.

**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,750,372,293 and $1,380,091,098, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$2,926,403,347

Gross unrealized appreciation on a tax basis	$229,745,366
Gross unrealized depreciation on a tax basis	(258,695,705)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(28,950,339)

At March 31, 2008, the Fund has deferred tax basis currency losses occurring subsequent to October 31, 2006 of $419,110. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)

4,640,000,000 Philippine Peso for 112,348,668 USD	June 16, 2008	$2,052,191

Net unrealized gain (loss) from forward Sell contracts:		$2,052,191

CONTRACTS TO BUY:

Contracts	Contract Value Date	Unrealized Gain (Loss)

546,200,000 Philippine Peso for 13,380,696 USD	June 16, 2008	$(397,089)

Net unrealized gain (loss) from forward Buy contracts:		$(397,089)

Net unrealized gain (loss) from forward Exchange contracts:	$1,655,102

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes–an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	Six Months Ended March 31, 2008*	2007	Year Ended September 30, 2006	2005	Period Ended September 30, 2004 (a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$21.16	$16.66	$14.37	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	0.02	(0.08)	(0.06)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.51)	4.58	2.58	3.51	0.14

Total from investment operations	(4.49)	4.50	2.52	3.44	0.06

Redemption fees added to paid in capital	—	—	0.01	—	—
Less dividends from:
Net realized gains	(0.01)	—	(0.24)	—	—
Change in net asset value	(4.50)	4.50	2.29	3.44	0.06

NET ASSET VALUE, end of period	$16.66	$21.16	$16.66	$14.37	$10.93

RATIOS SUPPLEMENTAL DATA

Total Return (%)(b)	(21.22)	27.01	17.85	31.47	0.55
Ratios to average net assets:
Net investment income (loss) (%)	0.21 (c)	(0.39)	(0.40)	(0.55)	(0.74	)(c)
Expenses, after expense reductions (%)	0.89 (c)	0.98	1.01	1.02	1.00	(c)
Expenses, after expense reductions and net of custody credits (%)	0.89 (c)	0.97	0.99	0.99	0.99	(c)
Expenses, before expense reductions (%)	0.89 (c)	0.98	1.10	1.15	1.31	(c)
Portfolio turnover rate (%)	42.87	82.37	98.00	115.37	108.50

Net assets at end of period (thousands)	$506,027	$642,143	$188,422	$49,975	$21,578

(a)	Effective date of this class of shares was November 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund March 31, 2008 (Unaudited)

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R3 - 885-215-517, CLASS R4 - 885-215-251, CLASS R5 - 885-215-350

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R3 - THCRX, CLASS R4 - TCGRX, CLASS R5 - THGRX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Software & Services	25.2%

Pharmaceuticals, Biotechnology & Life Sciences	16.3%

Telecommunication Services	10.0%

Diversified Financials	8.9%

Semiconductors & Semiconductor Equipment	7.3%

Food, Beverage & Tobacco	6.8%

Media	4.7%

Household & Personal Products	3.3%

Utilities	3.3%

Retailing	3.2%

Energy	2.5%

Consumer Services	2.4%

Technology, Hardware & Equipment	2.1%

Capital Goods	1.2%

Materials	0.2%

Other Assets & Cash Equivalents	2.6%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

United States of America	79.8%
United Kingdom	4.7%
Mexico	4.6%
Denmark	3.9%
Philippines	3.4%
Brazil	2.0%
China	1.6%

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 97.44%
CAPITAL GOODS — 1.18%
MACHINERY — 1.18%
Dynamic Materials Corp.(1)	796,670	$34,416,144

		34,416,144

CONSUMER SERVICES — 2.44%
HOTELS, RESTAURANTS & LEISURE — 2.44%
Las Vegas Sands Corp.+	965,211	71,078,138

		71,078,138

DIVERSIFIED FINANCIALS — 8.90%
CAPITAL MARKETS — 2.01%
Affiliated Managers Group, Inc.+	646,689	58,680,560
DIVERSIFIED FINANCIAL SERVICES — 6.89%
BM&F Brazil	6,110,400	55,716,875
CME Group, Inc.	206,195	96,726,074
NYSE Euronext	779,401	48,096,836

		259,220,345

ENERGY — 2.51%
OIL, GAS & CONSUMABLE FUELS — 2.51%
ATP Oil & Gas Corp.+(1)	2,231,817	73,025,052

		73,025,052

FOOD, BEVERAGE & TOBACCO — 6.85%
BEVERAGES — 6.85%
Carlsberg A/S Class B	862,200	110,252,954
Hansen Natural Corp.+	2,525,940	89,165,682

		199,418,636

HOUSEHOLD & PERSONAL PRODUCTS — 3.32%
PERSONAL PRODUCTS — 3.32%
Bare Escentuals, Inc.+	4,134,000	96,818,280

		96,818,280

MATERIALS — 0.19%
CHEMICALS — 0.19%
Ecolab, Inc.	126,300	5,485,209

		5,485,209

MEDIA — 4.74%
MEDIA — 4.74%
Airmedia Group, Inc. ADR+	2,938,927	46,728,939
DIRECTV Group, Inc.+	3,691,421	91,510,327

		138,239,266

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 16.30%
BIOTECHNOLOGY — 14.59%
Alexion Pharmaceuticals, Inc.+	1,071,423	$63,535,384
Celgene Corp.+	1,279,134	78,398,123
Genentech, Inc.+	1,554,341	126,181,402
Gilead Sciences, Inc.+	3,044,300	156,872,779
LIFE SCIENCES TOOLS & SERVICES — 1.71%
Illumina, Inc.+	655,788	49,774,309

		474,761,997

RETAILING — 3.17%
INTERNET & CATALOG RETAIL — 1.14%
Priceline.com, Inc.+	275,536	33,301,281
SPECIALTY RETAIL — 2.03%
Guess?, Inc.	1,456,898	58,960,662

		92,261,943

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.25%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 7.25%
Intel Corp.	3,916,600	82,953,588
MEMC Electronic Materials, Inc.+	967,657	68,606,881
ON Semiconductor Corp.+	10,503,498	59,659,869

		211,220,338

SOFTWARE & SERVICES — 25.18%
INTERNET SOFTWARE & SERVICES — 8.52%
Equinix, Inc.+	1,290,444	85,801,622
Google, Inc.+	202,950	89,393,386
Vistaprint Ltd.+	2,089,583	73,030,926
IT SERVICES — 6.11%
Visa, Inc.+	434,225	27,078,271
Western Union Co.	7,090,328	150,811,277
SOFTWARE — 10.55%
Amdocs Ltd.+	4,661,752	132,207,287
Electronic Arts, Inc.+	1,929,942	96,342,704
Microsoft Corp.	2,773,800	78,720,444

		733,385,917

TECHNOLOGY HARDWARE & EQUIPMENT — 2.06%
COMPUTERS & PERIPHERALS — 2.06%
Data Domain, Inc.+	2,527,932	60,164,782

		60,164,782
TELECOMMUNICATION SERVICES — 10.04%
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.56%
AT&T, Inc.	3,008,700	115,233,210
Cbeyond, Inc.+(1)	2,486,577	46,722,782
WIRELESS TELECOMMUNICATION SERVICES — 4.48%
América Móvil SAB de C.V.	40,944,300	130,418,526

		292,374,518

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

UTILITIES — 3.31%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.31%
PNOC Energy Development Corp.	682,358,530	$96,382,938

		96,382,938

TOTAL COMMON STOCK (COST $2,867,046,979)		2,838,253,503

SHORT TERM INVESTMENTS — 2.03%
General Electric Capital Corp., 2.00%, 4/2/2008	$8,900,000	8,899,505
Toyota Credit de Puerto Rico, 2.10%, 4/1/2008	50,300,000	50,300,000

TOTAL SHORT TERM INVESTMENTS (COST $59,199,506)		59,199,505

TOTAL INVESTMENTS — 99.47% (Cost $2,926,246,485)		$2,897,453,008
OTHER ASSETS LESS LIABILITIES — 0.53%		15,459,609

NET ASSETS — 100.00%		$2,912,912,617

Footnote legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2007	Gross Additions	Gross Reductions	Shares at March 31, 2008	Market Value March 31, 2008	Dividend Income
ATP Oil & Gas Corp.	1,817,631	414,186	—	2,231,817	$73,025,052	$—
Cbeyond, Inc.	—	2,486,577	—	2,486,577	46,722,782	—
Dynamic Materials Corp.	—	796,670	—	796,670	34,416,144	—

					$154,163,978	$—

Total non-controlled “affiliated companies” — 5.29% of net assets.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    25

EXPENSE EXAMPLE

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$787.80	$3.99
Hypothetical*	$1,000.00	$1,020.53	$4.51

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

†	Expenses are equal to the annualized expense ratio for Class I shares (0.89%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

26    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite and Russell 3000 Growth (November 3, 2003 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	(12.50)%	10.60%
Russell 3000 Growth Index (Since: 11/3/03)	(1.45)%	5.61%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

Effective February 1, 2008, the Fund changed the broad-based securities market index against which the Fund compares its performance from the NASDAQ Composite Index to the Russell 3000 Growth Index, which the investment advisor believes provides a more appropriate comparison to the Fund’s portfolio holdings. The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of over 3,000 domestic and non-U.S.-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report    27

OTHER INFORMATION

Thornburg Core Growth Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

28    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPlE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    31

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200

TH1074

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Investment Income Builder Fund

Informational Brochure and
Semi-Annual Report – March 31, 2008

LIPPER FUND AWARDS
USA 2008
Thornburg Investment Income Builder Fund, I
MIXED ASSET TARGET ALLOCATION GROWTH
among 510 funds

Fund award was based on risk-adjusted returns for the three-year period ended 12/31/07.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

2    This page is not part of the Semi-Annual Report.

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of March 2008, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2007, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2007, the MSCI EM Latin America Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that sub-sequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

4    This page is not part of the Semi-Annual Report.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Total Financials	48%	60%
REITs	22%	41%
Banks & Other	26%	19%
Utilities	24%	0%
Consumer Staples	9%	7%
Consumer Cyclicals	5%	9%
Communications	5%	15%
Materials	5%	1%
Industrials	2%	7%
Energy	2%	0%
Technology	0%	1%
Health Care	0%	0%

Source: Factset, as of December 2007; (Numbers may not add to 100% due to rounding.)

In the (large cap) Russell 1000 Index, 48% of the top 100 dividend payers are in the Financials sector. In the (small cap) Russell 2000 Index, 60% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond this sector. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

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The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Award

Thornburg Investment Income Builder Fund

The Fund (Class I shares) won the 2008 Lipper Fund Award in the Mixed Asset Target Allocation Growth category for the three-years ended 12/31/07, among 510 funds.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance over the period (calculated with dividends reinvested and without sales charges). Individual fund classification awards are given for three-year, five-year, and ten-year periods. The Fund did not receive the award for all eligible time periods.

Past performance does not guarantee future results.

6    This page is not part of the Semi-Annual Report.

Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.30%, as disclosed in the most recent Prospectus.

MANAGEMENT TEAM

Left to right: Jason Brady, CFA, Brian McMahon, Brad Kinkelaar

PORTFOLIO COMPOSITION

As of 3/31/08

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class A Shares
2008	17.9	¢	N/A		N/A		N/A		N/A
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢

Class C Shares
2008	14.5	¢	N/A		N/A		N/A		N/A
2007	11.2	¢	15.1	¢	18.1	¢	33.0	¢	77.4	¢
2006	10.2	¢	13.5	¢	16.5	¢	30.2	¢	70.4	¢
2005	9.1	¢	11.7	¢	15.6	¢	26.8	¢	63.2	¢

30-day SEC Yield as of March 31, 2008 (A Shares): 4.51%

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	11.9x
Median Market Cap	$16.2 B
Common Equity Holdings	61

Fixed Income Statistics
Weighted Average Coupon	6.2%
Average Credit Quality	A–
Average Maturity	6.6 yrs
Duration	3.0 yrs
Bond & Pref. Equity Holdings	90

TOP TEN EQUITY HOLDINGS

Telefónica SA	3.7%
Eni SpA	2.7%
Energy East Corp.	2.6%
Eli Lilly & Co.	2.4%
América Móvil SAB de C.V.	2.4%
OPAP SA	2.3%
Enel SpA	2.2%
Persimmon plc	2.1%
Intel Corp.	2.1%
McDonald’s Corp.	2.1%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2008

	6 Mos	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	(8.01)%	4.29%	12.95%	17.83%	16.66%

With Sales Charge	(12.15)%	(0.41)%	11.23%	16.75%	15.64%

Blended Index** (Since: 12/24/02)	(7.27)%	(0.45)%	8.70%	13.13%	11.61%

S&P 500 Index (Since: 12/24/02)	(12.46)%	(5.08)%	5.85%	11.32%	9.77%

*	Periods less than one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

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Portfolio Overview

Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/08

Telecommunication Services	17.7%
Banks	11.0%
Food, Beverage & Tobacco	8.8%
Energy	8.7%
Utilities	8.1%
Diversified Financials	7.7%
Consumer Services	5.7%
Insurance	5.2%
Materials	4.9%
Semiconductors & Semi Equipment	3.6%

TOP TEN INDUSTRIES

As of 9/30/07

Telecommunication Services	14.8%
Utilities	12.8%
Diversified Financials	11.2%
Energy	10.9%
Banks	10.2%
Food, Beverage & Tobacco	8.4%
Consumer Services	5.0%
Semiconductors & Semi Equipment	4.4%
Transportation	4.1%
Materials	3.7%

TOP TEN INDUSTRIES

As of 12/31/07

Telecommunication Services	15.1%
Utilities	10.8%
Energy	10.3%
Banks	10.1%
Food, Beverage & Tobacco	9.0%
Diversified Financials	8.7%
Consumer Services	6.4%
Semiconductors & Semi Equipment	3.9%
Materials	3.9%
Transportation	2.9%

TOP TEN INDUSTRIES

As of 6/30/07

Banks	12.5%
Telecommunication Services	12.3%
Energy	10.9%
Diversified Financials	9.5%
Utilities	8.4%
Food, Beverage & Tobacco	6.2%
Semiconductors & Semi Equipment	5.1%
Transportation	4.5%
Consumer Services	4.2%
Materials	3.0%

8    This page is not part of the Semi-Annual Report.

Thornburg Investment Income Builder Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report     9

Letter to Shareholders

April 18, 2008

Dear Fellow Shareholder:

This letter will be somewhat longer than others we have written for shareholder reports of Thornburg Investment Income Builder Fund. In addition to covering the basic results of your Fund’s investment activities for the period under review, we believe it is appropriate to comment more extensively on the overall investment landscape, which has changed in important ways in recent months.

Thornburg Investment Income Builder Fund paid ordinary quarterly dividends of 54.7¢ per Class A share in the six-month period ended March 31, 2008, up 15.9% from 47.2¢ in the comparable six-month period of the prior fiscal year. The dividend per share was higher for Class I shares and lower for Class C shares, to account for varying class specific expenses.

The median percentage increase of the most recent dividend paid by your portfolio firms was around 13% over the year-earlier level. Across the portfolio, these year-over-year dividend increases were the primary force powering your Fund’s dividend development. In addition, better yields on corporate and mortgage-backed bonds helped your Fund’s income production from the interest bearing portion of the portfolio. Your Fund’s net asset value for Class A shares decreased by $2.82 per share, though a portion of this reflects payment of 46.6¢ per share in capital gains dividends during the six-month period under review. As of March 31, 2008, the net asset values per share of Class A and C shares were $20.53 and $20.54, respectively. For the six-month period ended March 31, 2008, Class A shares of Thornburg Investment Income Builder Fund produced a total negative return of 8.01% (at NAV), compared to negative 7.27% for the blended benchmark of 75% MSCI AC World Index and 25% Lehman Aggregate Bond Index and negative 12.46% for the S&P 500 Index.

During this period, 30 of your portfolio stocks delivered positive returns, while 49 showed negative returns. In general, the magnitude of the negative returns exceeded those of the positive returns. You might not expect this type of outcome from a portfolio of businesses that is capable of generating a median dividend increase of 13%, on top of what were already well-above-average dividend yields. Recent months have been marked by very unusual market conditions around the globe.

Your portfolio’s top performers included: Universal Corporation of Virginia, a wholesale tobacco leaf processor; Swiss Reinsurance, an insurance company which increased its dividend by 17%; Canadian Oil Sands Trust, the Alberta based oil producer which rode increasing oil prices to a 150% dividend increase; Hannover Reinsurance, a German insurance firm that increased its dividend by 43%; Dominion Resources, the Virginia based electric utility which upped its dividend by 11%; Telefónica, a Spanish-based telecommunication services firm which increased its dividend by 33%; Impala Platinum Holdings, the South African miner that increased its dividend by 9%; Coca Cola, which increased its dividend by 12%; Quadra Realty, which did an initial public offering in February 2007 and was acquired by its German parent in March 2008; and Brasil Telecom, the Brazilian telephone services firm.

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Your Fund’s worst performers included both familiar and less known names: Reddy Ice Holdings, Hong Kong Exchanges & Clearing, Intel, FU JI Food and Catering Services, KKR Financial Holdings, Paychex, Barclays plc, Henderson Group, Macquarie Airports, and Shenzhen-Chiwan Wharf Holdings. Each of these has its own story. We continue to hold most of these as of this report date. The Chinese listed firms (Hong Kong Exchanges and Clearing, FU JI Food, Chiwan Wharf) have generally positive business results, but equity prices in China have tumbled by more than 40% in recent months. Reddy Ice, now under $15 per share, was subject to a failed takeover attempt by private equity buyers at $31.50 per share, followed by the announcement of an anti-trust investigation of the packaged ice industry in the United States. The financial firms (KKR, Barclays, and Henderson) are subject to investor anxiety about financials and values of financial assets.

Bond and preferred stock yields are significantly improved from their lows of earlier years. While quoted market prices of many of your portfolio’s bonds declined during the period, income from the bonds offset most of the price declines. At March 31, 2008, domestic stocks, including preferred stocks, comprise around 33% of your portfolio; foreign stocks around 51%; and interest bearing investments 16%. If present conditions persist, we expect to increase the interest bearing investment category weighting in the coming months.

It is understandable that any investor, or investment advisor, might be puzzled at recent financial market volatility. U.S. Treasury bond yields have declined significantly. Yields on most other bonds, including municipal bonds and mortgage related bonds, have increased. Most equity indices around the world have declined significantly during 2008, and even more so since their highs in October of 2007. Prices of most industrial and agricultural commodities have increased significantly this year, while the value of the U.S. dollar has declined against most other global currencies.

There is much mention of “de-leveraging” as a significant factor in falling prices of financial assets. How much leverage must be unwound? There is no simple answer to this, but it is instructive to note how much leverage was built up in recent years. The U.S. Securities & Exchange Commission publishes a composite balance sheet for all U.S. registered broker dealers, which shows the following dynamic over the four-year period from December 31, 2002 to December 31, 2006:

Category	$ billions 12/31/2002	$ billions 12/31/2006	$ billions Change	%
Total Assets	$3,114	$5,908	+$2,794	+90%
Total Liabilities	$2,990	$5,743	+$2,753	+92%
Total Equity Capital	$124.5	$165.4	+$40.9	+33%
Equity Capital/Total Assets	4.0%	2.8%	1.46% on increase
Number of Firms	5,394	5,077

(Source: U.S. Securities & Exchange Commission, FOCUS Reports)

It is striking to note from the figures above that a slightly shrinking population of more than 5,000 U.S. broker dealer firms increased assets (mostly receivables from other broker dealers, long positions in securities,

Certified Semi-Annual Report     11

Letter to Shareholders

Continued

and securities purchased under agreements to resell) by approximately $2.8 trillion over the four-year period shown, and supported these additional assets with only 1.46% ($40.9 billion) of new equity capital. That’s a great deal of leverage. U.S. banks also generally increased leverage by more than 10% per year in the first eight years of this decade. U.S. businesses, especially public companies, generally improved their balance sheets in recent years. U.S. households, in aggregate, borrowed more – often using their houses as collateral – to accumulate total debt of $13.6 trillion as of September 30, 2007, up from $7.2 trillion at the beginning of 2001.

Now, the extreme leverage of broker dealers, banks, and households is unwinding. Holders of U.S. household debt will write off significant portions of the existing pool, and availability of additional household debt will slow to a trickle. Most of the assets being sold down by broker dealers are debt assets, just as most of the last $2.8 trillion of assets purchased with 1.46% equity and 98.54% borrowed money over the last few years were debt assets. Thornburg Investment Income Builder Fund has NOT employed financial leverage in order to transform a generally lousy looking menu of available debt yields in recent years into something that would attract investment attention. Perhaps you have not either. But a long list of financial players – closed-end mutual funds, hedge funds and “alternative” asset managers of varying descriptions – have employed (formerly) low cost and readily available borrowings to transform unremarkable yielding debt assets into respectable returns on equity. That game is finished for the foreseeable future.

For investors with real money to invest, the great debt unwind in progress is presenting an attractive buffet of higher yields and lower prices on virtually all financial assets, except U.S. Treasury securities and the highest quality plain vanilla money market instruments. This can be unnerving for investors who carefully watch daily price fluctuations and are comforted more by rising prices than by rising yields. We believe today’s combination of lower prices and higher yields presents a great opportunity for unleveraged, traditional saver-investors. Traditional unleveraged investors have become accustomed to being displaced by various Wall Street operatives who confuse leverage with brains. Now, it’s time for those who can recognize the opportunities at hand to earn attractive returns without leverage.

Against this backdrop, stock prices of many of the dividend paying firms owned by Thornburg Investment Income Builder Fund have declined. We are not blind to this, but we are not discouraged. The weighted average price/earnings multiple of these firms, based upon expected 2008 earnings, is between 12 and 13. We are hopeful that a combination of mid-single digit expected 2008 average EPS growth and reasonable dividend payout ratios will leave room for further dividend increases in 2008.

In recent years, the dividend increases paid by the Fund have been powered almost entirely by dividend increases from our equity holdings. In 2008 to date, these stock dividend increases are being augmented by some very interesting yields from new bond purchases now that the leveraged players referred to earlier are turning from buyers into hasty sellers.

Throughout the lifetimes of most readers of these words, the percentage of U.S. GDP tied to residential housing construction has varied between 3% and 7%, with recent years setting records at the high end of this range. It is probable that the U.S. economy will forfeit 2% to 4% of GDP tied to housing during 2008 and 2009. There is plenty of other work to do. It will be painful and challenging for workers, businesses, government,

12    Certified Semi-Annual Report

and capital markets to reprogram economic activity away from housing and into infrastructure improvement, updated energy production/consumption platforms, health care improvements, and other pursuits. This must happen. Most of the world has been paying attention to these more productive pursuits already, and global economic growth has been strong.

Since last summer, an overwhelming majority of new investor dollars invested in mutual funds have flowed into money market funds – more than $700 billion. We believe that yields on taxable and tax exempt money funds will drop below 2% and 1.5%, respectively, in the coming months. Following this, a very large pool of investor dollars will be looking for better returns elsewhere, but in sensible investment programs. There can be a shortage of immediate reinforcement to contrarian investors who channel funds away from the crowd, but it usually pays to think ahead and beat the rush.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Short-term stock price fluctuations notwithstanding, we are generally encouraged by the progress, and the dividend paying capacities, of the businesses owned in your portfolio. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Brad Kinkelaar	Jason Brady, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $86,512,750)	$59,245,197
Non-affiliated issuers (cost $3,993,982,711)	4,210,238,722
Cash	482,378
Receivable for investments sold	3,026,726
Receivable for fund shares sold	17,371,572
Unrealized gain on forward exchange contracts (Note 7)	6,305,627
Dividends receivable	21,065,271
Interest receivable	7,971,044
Prepaid expenses and other assets	171,543

Total Assets	4,325,878,080

LIABILITIES
Payable for securities purchased	21,402,541
Payable for fund shares redeemed	9,974,997
Unrealized loss on forward exchange contracts (Note 7)	41,518,379
Payable to investment advisor and other affiliates (Note 3)	4,632,990
Accounts payable and accrued expenses	770,528
Dividends payable	2,238,507

Total Liabilities	80,537,942

NET ASSETS	$4,245,340,138

NET ASSETS CONSIST OF:
Undistributed net investment income	$4,592,976
Net unrealized appreciation on investments	165,842,483
Accumulated net realized gain (loss)	5,937,627
Net capital paid in on shares of beneficial interest	4,068,967,052

$4,245,340,138

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,847,479,297 applicable to 90,001,069 shares of beneficial interest outstanding – Note 4)	$20.53
Maximum sales charge, 4.50% of offering price	0.97

Maximum offering price per share	$21.50

Class C Shares:
Net asset value and offering price per share * ($1,690,444,182 applicable to 82,310,605 shares of beneficial interest outstanding – Note 4)	$20.54

Class I Shares:
Net asset value, offering and redemption price per share ($694,950,510 applicable to 33,633,857 shares of beneficial interest outstanding – Note 4)	$20.66

Class R3 Shares:
Net asset value, offering and redemption price per share ($12,076,939 applicable to 589,036 shares of beneficial interest outstanding – Note 4)	$20.50

Class R4 Shares:
Net asset value, offering and redemption price per share ($148,340 applicable to 7,194 shares of beneficial interest outstanding – Note 4)	$20.62

Class R5 Shares:
Net asset value, offering and redemption price per share ($240,870 applicable to 11,655 shares of beneficial interest outstanding – Note 4)	$20.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report     15

STATEMENT OF OPERATIONS
Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers (net of foreign taxes withheld of $289,649)	$2,882,631
Non-affiliated issuers (net of foreign taxes withheld of $3,070,737)	90,908,537
Interest income (net of premium amortized of $143,022)	18,691,191

Total Income	112,482,359

EXPENSES:
Investment advisory fees (Note 3)	15,370,799
Administration fees (Note 3)
Class A Shares	1,136,813
Class C Shares	1,033,818
Class I Shares	175,217
Class R3 Shares	6,187
Class R4 Shares	7
Class R5 Shares	38
Distribution and service fees (Note 3)
Class A Shares	2,289,107
Class C Shares	8,330,501
Class R3 Shares	25,721
Class R4 Shares	14
Transfer agent fees
Class A Shares	606,240
Class C Shares	587,510
Class I Shares	147,250
Class R3 Shares	7,710
Class R4 Shares	300
Class R5 Shares	976
Registration and filing fees
Class A Shares	45,383
Class C Shares	36,865
Class I Shares	18,001
Class R3 Shares	8,414
Class R4 Shares	4,249
Class R5 Shares	10,067
Custodian fees (Note 3)	591,276
Professional fees	78,149
Accounting fees	55,625
Trustee fees	25,125
Other expenses	247,495

Total Expenses	30,838,857
Less:
Expenses reimbursed by investment advisor (Note 3)	(759,471)
Fees paid indirectly (Note 3)	(36,076)

Net Expenses	30,043,310

Net Investment Income	$82,439,049

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED
Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$18,242,634
Foreign currency transactions	(35,304,474)

(17,061,840)

Net change in unrealized appreciation (depreciation) on:
Investments	(428,091,647)
Foreign currency translations	(8,864,355)

(436,956,002)

Net Realized and Unrealized Loss	(454,017,842)

Net Decrease in Net Assets Resulting From Operations	$(371,578,793)

See notes to financial statements.

Certified Semi-Annual Report     17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$82,439,049	$116,042,585
Net realized gain (loss) on investments and foreign currency transactions	(17,061,840)	108,360,392
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(436,956,002)	435,315,306

Net Increase (Decrease) in Net Assets Resulting from Operations	(371,578,793)	659,718,283

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(44,643,969)	(50,204,595)
Class C Shares	(35,129,843)	(35,449,856)
Class I Shares	(18,390,640)	(19,870,628)
Class R3 Shares	(226,557)	(149,347)
Class R4 Shares	(136)	—
Class R5 Shares	(3,468)	(317)
From realized gains
Class A Shares	(36,128,892)	(25,096,354)
Class C Shares	(32,902,777)	(18,583,927)
Class I Shares	(13,856,430)	(8,637,003)
Class R3 Shares	(182,203)	(52,085)
Class R5 Shares	(1,810)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	390,471,348	568,545,293
Class C Shares	373,388,211	706,003,815
Class I Shares	143,815,834	252,258,521
Class R3 Shares	5,869,665	5,498,993
Class R4 Shares	146,036	—
Class R5 Shares	191,557	67,758

Net Increase in Net Assets	360,837,133	2,034,048,551

NET ASSETS:
Beginning of period	3,884,503,005	1,850,454,454

End of period	$4,245,340,138	$3,884,503,005

Undistributed net investment income	$4,592,976	$20,548,540

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Certified Semi-Annual Report     19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $731,599 for Class C shares, $12,415 for Class R3 shares, $4,535 for Class R4 shares, and $10,922 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $672,486 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $ 239,013 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $36,076. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	21,835,785	$485,078,399	32,442,895	$692,883,081
Shares issued to shareholders in reinvestment of dividends	3,053,434	67,622,210	2,915,652	61,056,323
Shares repurchased	(7,553,475)	(162,245,831)	(8,821,730)	(185,406,263)
Redemption fees received**	—	16,570	—	12,152

Net Increase (Decrease)	17,335,744	$390,471,348	26,536,817	$568,545,293

Class C Shares
Shares sold	18,929,243	$421,317,643	34,745,769	$739,818,421
Shares issued to shareholders in reinvestment of dividends	2,344,094	52,043,001	1,908,232	40,045,995
Shares repurchased	(4,675,921)	(99,987,540)	(3,442,710)	(73,871,246)
Redemption fees received**	—	15,107	—	10,645

Net Increase (Decrease)	16,597,416	$373,388,211	33,211,291	$706,003,815

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	9,742,589	$217,494,372	14,887,196	$318,805,598
Shares issued to shareholders in reinvestment of dividends	1,054,657	23,489,529	1,043,149	22,020,961
Shares repurchased	(4,574,364)	(97,174,471)	(4,191,444)	(88,572,580)
Redemption fees received**	—	6,404	—	4,542

Net Increase (Decrease)	6,222,882	$143,815,834	11,738,901	$252,258,521

Class R3 Shares
Shares sold	331,762	$7,305,405	313,697	$6,751,609
Shares issued to shareholders in reinvestment of dividends	17,744	391,886	9,170	195,546
Shares repurchased	(83,644)	(1,827,720)	(66,150)	(1,448,208)
Redemption fees received**	—	94	—	46

Net Increase (Decrease)	265,862	$5,869,665	256,717	$5,498,993

Class R4 Shares(a)
Shares sold	7,190	$145,946	—	$—
Shares issued to shareholders in reinvestment of dividends	4	90	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	7,194	$146,036	—	$—

Class R5 Shares(b)
Shares sold	9,164	$203,489	3,057	$67,798
Shares issued to shareholders in reinvestment of dividends	68	1,416	3	64
Shares repurchased	(632)	(13,350)	(5)	(104)
Redemption fees received**	—	2	—	—

Net Increase (Decrease)	8,600	$191,557	3,055	$67,758

(a)	Effective date for Class R4 shares was February 1, 2008.
(b)	Effective date for Class R5 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $1,618,363,501 and $801,086,458, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,086,003,150

Gross unrealized appreciation on a tax basis	$395,719,121
Gross unrealized depreciation on a tax basis	(212,238,352)

Net unrealized appreciation (depreciation) on investments (tax basis)	$183,480,769

At March 31, 2008, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $268,838. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
25,500,000 Greater British Pound for 49,881,825 USD	April 16, 2008	$(668,365)
325,000,000 Euro Dollar for 471,558,750 USD	May 06, 2008	(40,850,014)

Unrealized loss from forward
Sell contracts:		$(41,518,379)

70,000,000 Greater British Pound for 144,861,500 USD	May 06, 2008	$6,305,627

Unrealized gain from forward
Sell contracts:		$6,305,627

Net unrealized gain (loss) from forward Exchange contracts		$(35,212,752)

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

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FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,				Period Ended Sept. 30, 2003(a)
		2007	2006	2005	2004
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.35	$19.58	$17.93	$15.60	$13.77	$11.94

Income from investment operations:
Net investment income (loss)	0.45	0.93	0.78	0.73	0.72	0.56
Net realized and unrealized gain (loss) on investments	(2.25)	4.23	1.98	2.24	1.66	1.60

Total from investment operations	(1.80)	5.16	2.76	2.97	2.38	2.16

Less dividends from:
Net investment income	(0.55)	(0.88)	(0.77)	(0.64)	(0.55)	(0.33)
Net realized gains	(0.47)	(0.51)	(0.34)	—	—	—

Total dividends	(1.02)	(1.39)	(1.11)	(0.64)	(0.55)	(0.33)

Change in net asset value	(2.82)	3.77	1.65	2.33	1.83	1.83
NET ASSET VALUE, end of period	$20.53	$23.35	$19.58	$17.93	$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(8.01)	27.40	16.05	19.21	17.40	18.25
Ratios to average net assets:
Net investment income (loss) (%)	4.15 (c)	4.39	4.22	4.26	4.72	5.65	(c)
Expenses, after expense reductions (%)	1.23 (c)	1.30	1.38	1.47	1.50	1.61	(c)
Expenses, after expense reductions and net of custody credits (%)	1.23 (c)	1.30	1.38	1.47	1.49	1.60	(c)
Expenses, before expense reductions (%)	1.23 (c)	1.30	1.38	1.47	1.50	1.74	(c)

Portfolio turnover rate (%)	19.88	62.60	55.29	76.76	109.21	52.10

Net assets at end of period (thousands)	$1,847,479	$1,697,061	$903,347	$515,915	$224,522	$73,083

(a)	Fund commenced operations on December 24, 2002.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,				Period Ended Sept. 30, 2003(a)
		2007	2006	2005	2004
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.37	$19.60	$17.95	$15.62	$13.79	$11.94

Income from investment operations:
Net investment income (loss)	0.38	0.81	0.70	0.66	0.66	0.51
Net realized and unrealized gain (loss) on investments	(2.27)	4.22	1.97	2.24	1.66	1.62

Total from investment operations	(1.89)	5.03	2.67	2.90	2.32	2.13

Less dividends from:
Net investment income	(0.47)	(0.75)	(0.68)	(0.57)	(0.49)	(0.28)
Net realized gains	(0.47)	(0.51)	(0.34)	—	—	—

Total dividends	(0.94)	(1.26)	(1.02)	(0.57)	(0.49)	(0.28)

Change in net asset value	(2.83)	3.77	1.65	2.33	1.83	1.85

NET ASSET VALUE, end of period	$20.54	$23.37	$19.60	$17.95	$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(8.35)	26.64	15.45	18.70	16.89	18.01
Ratios to average net assets:
Net investment income (loss) (%)	3.48 (c)	3.79	3.73	3.84	4.33	5.10	(c)
Expenses, after expense reductions (%)	1.90 (c)	1.90	1.90	1.90	1.89	1.91	(c)
Expenses, after expense reductions and net of custody credits (%)	1.90 (c)	1.89	1.90	1.89	1.89	1.90	(c)
Expenses, before expense reductions (%)	1.99 (c)	2.06	2.15	2.23	2.25	2.55	(c)

Portfolio turnover rate (%)	19.88	62.60	55.29	76.76	109.21	52.10

Net assets at end of period (thousands)	$1,690,444	$1,535,532	$636,947	$337,489	$143,122	$39,613

(a)	Fund commenced operations on December 24, 2002.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

26    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,			Period Ended Sept. 30, 2004(a)
		2007	2006	2005
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.50	$19.71	$18.03	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.50	1.02	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	(2.28)	4.24	1.98	2.22	1.01

Total from investment operations	(1.78)	5.26	2.86	3.06	1.75

Less dividends from:
Net investment income	(0.59)	(0.96)	(0.84)	(0.67)	(0.56)
Net realized gains	(0.47)	(0.51)	(0.34)	—	—

Total dividends	(1.06)	(1.47)	(1.18)	(0.67)	(0.56)

Change in net asset value	(2.84)	3.79	1.68	2.39	1.19

NET ASSET VALUE, end of period	$20.66	$23.50	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.87)	27.80	16.53	19.73	12.19
Ratios to average net assets:
Net investment income (loss) (%)	4.50 (c)	4.74	4.68	4.86	5.33	(c)
Expenses, after expense reductions (%)	0.88 (c)	0.95	0.99	1.00	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.88 (c)	0.94	0.98	0.99	0.99	(c)
Expenses, before expense reductions (%)	0.88 (c)	0.95	1.02	1.09	1.21	(c)

Portfolio turnover rate (%)	19.88	62.60	55.29	76.76	109.21

Net assets at end of period (thousands)	$694,951	$644,294	$308,859	$129,110	$33,247

(a)	Effective date of this class of shares was November 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    27

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30,		Period Ended Sept. 30, 2005(a)
		2007	2006
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.34	$19.58	$17.93	$16.98

Income from investment operations:
Net investment income (loss)	0.42	0.86	0.82	0.50
Net realized and unrealized gain (loss) on investments	(2.27)	4.24	1.92	0.79

Total from investment operations	(1.85)	5.10	2.74	1.29

Less dividends from:
Net investment income	(0.52)	(0.83)	(0.75)	(0.34)
Net realized gains	(0.47)	(0.51)	(0.34)	—

Total dividends	(0.99)	(1.34)	(1.09)	(0.34)

Change in net asset value	(2.84)	3.76	1.65	0.95

NET ASSET VALUE, end of period	$20.50	$23.34	$19.58	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(8.23)	27.10	15.91	7.67
Ratios to average net assets:
Net investment income (loss) (%)	3.88 (c)	4.00	4.36	4.27	(c)
Expenses, after expense reductions (%)	1.50 (c)	1.50	1.50	1.50	(c)
Expenses, after expense reductions and net of custody credits (%)	1.50 (c)	1.50	1.50	1.49	(c)
Expenses, before expense reductions (%)	1.75 (c)	2.16	6.05	28.93	(c)(d)

Portfolio turnover rate (%)	19.88	62.60	55.29	76.76

Net assets at end of period (thousands)	$12,077	$7,544	$1,301	$280

(a)	Effective date of this class of shares was February 1, 2005.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

28    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Investment Income Builder Fund

	Period Ended March 31, 2008 (a)*

Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$21.22

Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(0.56)

Total from investment operations	(0.53)

Less dividends from:
Net investment income	(0.07)

Change in net asset value	(0.60)

NET ASSET VALUE, end of period	$20.62

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(2.48)
Ratios to average net assets:
Net investment income (loss) (%)	1.15	(c)
Expenses, after expense reductions (%)	1.40	(c)
Expenses, after expense reductions and net of custody credits (%)	1.40	(c)
Expenses, before expense reductions (%)	82.33	(c)(d)

Portfolio turnover rate (%)	19.88

Net assets at end of period (thousands)	$148

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    29

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*		Period Ended Sept. 30, 2007(a)

Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.51		$20.74

Income from investment operations:
Net investment income (loss)	0.46		0.46
Net realized and unrealized gain (loss) on investments	(2.25)		2.87

Total from investment operations	(1.79)		3.33

Less dividends from:
Net investment income	(0.58)		(0.56)
Net realized gains	(0.47)		—

Total dividends	(1.05)		(0.56)

Change in net asset value	(2.84)		2.77

NET ASSET VALUE, end of period	$20.67		$23.51

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.92)		16.19
Ratios to average net assets:
Net investment income (loss) (%)	4.26	(c)	3.17	(c)
Expenses, after expense reductions (%)	0.99	(c)	0.99	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)	0.98	(c)
Expenses, before expense reductions (%)	15.48	(c)(d)	278.77	(c)(d)

Portfolio turnover rate (%)	19.88		62.60

Net assets at end of period (thousands)	$241		$72

(a)	Effective date of this class of shares was February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-558, CLASS C – 885-215-541, CLASS I – 885-215-467, CLASS R3 – 885-215-384, CLASS R4 – 885-215-186, CLASS R5 – 885-215-236

NASDAQ SYMBOLS: CLASS A – TIBAX, CLASS C – TIBCX, CLASS I – TIBIX, CLASS R3 – TIBRX, CLASS R4 – TIBGX, CLASS R5 – TIBMX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Telecommunication Services	17.7%

Banks	11.0%

Food, Beverage & Tobacco	8.8%

Energy	8.7%

Utilities	8.1%

Diversified Financials	7.7%

Consumer Services	5.7%

Insurance	5.2%

Materials	4.9%

Semiconductors & Semiconductor Equipment	3.6%

Pharmaceuticals, Biotechnology & Life Sciences	2.6%

Transportation	2.4%

Consumer Durables & Apparel	2.1%

Capital Goods	2.1%

Media	1.6%

Software & Services	1.1%

Retailing	0.4%

Technology Hardware & Equipment	0.3%

Food & Staples Retailing	0.2%

Real Estate	0.2%

Commercial Services & Supplies	0.0%

Other Non-Classified Securities:

Asset Backed Securities	0.6%

U.S. Government Agencies	0.4%

Other Securities	0.4%

Foreign Bonds	0.2%

Municipal Bonds	0.1%

Other Assets & Cash Equivalents	3.9%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08

United States of America	42.9%

United Kingdom	8.5%

Italy	7.4%

Spain	6.0%

Greece	3.9%

Switzerland	3.7%

Canada	2.9%

Australia	2.9%

China	2.8%

France	2.4%

Mexico	2.4%

South Africa	1.8%

Germany	1.5%

Taiwan	1.5%

Brazil	1.2%

Hong Kong	1.2%

Turkey	0.9%

Malaysia	0.6%

Bermuda	0.6%

Norway	0.5%

Russia	0.3%

Luxemburg	0.2%

Korea	0.0%

Ireland	0.0%

Other Assets & Cash Equivalents	3.9%

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 84.24%

BANKS — 9.89%

COMMERCIAL BANKS — 9.89%
Barclays plc	3,400,000	$30,567,590
BBVA	3,150,000	69,374,168
EFG Eurobank Ergasias	2,250,000	68,344,035
Intesa Sanpaolo	10,000,000	70,491,133
Liechtensteinische Landesbank AG	890,000	70,798,510
Lloyds TSB Group plc	6,000,000	53,704,648
US Bancorp	1,750,000	56,630,000

		419,910,084

CAPITAL GOODS — 1.87%

INDUSTRIAL CONGLOMERATES — 1.87%
General Electric Co.	2,150,000	79,571,500

		79,571,500

CONSUMER DURABLES & APPAREL — 2.15%

HOUSEHOLD DURABLES — 2.15%
Persimmon plc	6,000,000	91,095,468

		91,095,468

CONSUMER SERVICES — 5.53%

HOTELS, RESTAURANTS & LEISURE — 5.53%
Berjaya Sports Toto Berhad	17,000,000	27,372,205
FU JI Food & Catering Services	13,000,000	21,882,007
McDonald’s Corp.	1,600,000	89,232,000
OPAP SA	2,700,000	96,249,998

		234,736,210

DIVERSIFIED FINANCIALS — 5.56%

CAPITAL MARKETS — 2.01%
AllianceBernstein Holdings LP	435,420	27,596,920
GMP Capital Trust	2,038,700	33,308,002
Henderson Group plc	6,839,999	14,355,572
Henderson Group plc-CDI	4,800,000	10,089,452
DIVERSIFIED FINANCIAL SERVICES — 3.55%
Bank of America Corp.	400,000	15,164,000
Bolsas y Mercados Espanoles	600,000	29,307,892
Hong Kong Exchanges & Clearing Ltd.	2,200,000	37,766,057
KKR Financial Holdings, LLC	5,400,000	68,364,000

		235,951,895

ENERGY — 7.33%

ENERGY EQUIPMENT & SERVICES — 2.32%
Diamond Offshore Drilling, Inc.	650,000	75,660,000
Fred Olsen Energy ASA	400,000	22,700,718

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 5.01%
Canadian Oil Sands Trust	1,525,000	$61,656,681
Eni SpA	3,300,000	112,533,213
Tupras-Turkiye Petrol Rafinerileri A.S.	1,750,000	38,690,699

		311,241,311

FOOD, BEVERAGE & TOBACCO — 8.27%

BEVERAGES — 1.86%
Coca Cola Co.	1,300,000	79,131,000
FOOD PRODUCTS — 2.16%
Kraft Foods, Inc. A	2,000,000	62,020,000
Reddy Ice Holdings, Inc.(1)	2,275,000	29,643,250
TOBACCO — 4.25%
Altria Group, Inc.	1,600,000	35,520,000
Philip Morris+	1,600,000	80,928,000
Universal Corp.	976,230	63,972,352

		351,214,602

INSURANCE — 4.98%

INSURANCE — 4.98%
AXA	1,150,000	41,739,750
Hannover Rueckversicherung AG	1,200,000	62,556,342
Lancashire Holdings Ltd.	3,882,523	21,652,320
Swiss Re	977,500	85,387,297

		211,335,709

MATERIALS — 4.34%

CHEMICALS — 1.00%
Huntsman Corp.	1,800,000	42,390,000
METALS & MINING — 3.34%
Impala Platinum Holdings Ltd.	2,000,000	77,188,656
Southern Copper Corp.	625,000	64,893,750

		184,472,406

MEDIA — 1.29%

MEDIA — 1.29%
Mediaset SpA	4,000,000	37,005,871
Sinclair Broadcast Group, Inc.	2,000,000	17,820,000

		54,825,871

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.43%

PHARMACEUTICALS — 2.43%
Eli Lilly & Co.	2,000,000	103,180,000

		103,180,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.60%

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.60%
Intel Corp.	4,300,000	91,074,000
Taiwan Semiconductor Mfg. Co. Ltd. ADR	6,029,995	61,928,049

		153,002,049

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares Principal Amount	Value
SOFTWARE & SERVICES — 1.09%

IT SERVICES — 1.09%
Paychex, Inc.	1,350,000	$46,251,000

		46,251,000

TELECOMMUNICATION SERVICES — 16.58%

DIVERSIFIED TELECOMMUNICATION SERVICES — 10.78%
AT&T, Inc.	1,844,900	70,659,670
Brasil Telecom	1,650,000	46,405,368
France Telecom SA	1,850,000	62,210,596
Inmarsat plc	9,000,000	79,351,297
Telefónica SA	5,400,000	155,159,430
Telstra Corp. Ltd.	17,000,000	43,656,988
WIRELESS TELECOMMUNICATION SERVICES — 5.80%
América Móvil SAB de C.V.	1,600,000	101,904,000
China Mobile Ltd.	5,000,000	74,396,253
Vodafone Group plc	23,400,000	70,079,207

		703,822,809

TRANSPORTATION — 1.97%

TRANSPORTATION INFRASTRUCTURE — 1.97%
Hopewell Highway	15,643,500	11,999,986
Macquarie Airports	17,000,000	50,182,232
Shenzhen Chiwan Wharf Holdings Ltd.	14,665,727	21,256,179

		83,438,397

UTILITIES — 7.36%

ELECTRIC UTILITIES — 4.05%
Enel S.p.A.	9,000,000	95,482,726
Entergy Corp.	700,000	76,356,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.70%
Algonquin Power Income Fund Trust(1)	3,925,700	29,601,947
MULTI-UTILITIES — 2.61%
Energy East Corp.	4,597,500	110,891,700

		312,332,373

TOTAL COMMON STOCK (Cost $3,345,083,051)		3,576,381,684

PREFERRED SToCK — 0.55%

BANKS — 0.32%
COMMERCIAL BANKS — 0.32%
Barclays Bank plc	200,000	4,840,000
First Tennessee Bank	12,000	8,538,750

		13,378,750

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.23%

CAPITAL MARKETS — 0.23%
Lehman Brothers Holdings, Inc.	140,000	$1,862,000
Merrill Lynch & Co., Inc.	420,000	5,829,600
Morgan Stanley	120,000	2,217,000

		9,908,600

TOTAL PREFERRED STOCK (Cost $33,981,250)		23,287,350

ASSET BACKED SECURITIES — 0.78%

BANKS — 0.38%

COMMERCIAL BANKS — 0.38%
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.545%, 2/25/2035	$10,602,134	8,446,016
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.684%, 3/25/2035	9,923,213	7,845,727

		16,291,743

DIVERSIFIED FINANCIALS — 0.40%

CAPITAL MARKETS — 0.17%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.828%, 8/25/2033	1,376,714	1,207,637
Merrill Lynch Mtg Investors Trust, 4.231%, 8/25/2034	7,314,193	5,984,367
DIVERSIFIED FINANCIAL SERVICES — 0.23%
Banc of America Funding Corp. Series 2006-I Class SB1, 4.735%, 12/20/2036	3,343,380	2,741,572
Banc of America Mtg Securities Series 2005-A Class B1, 4.88%, 2/25/2035	5,462,189	4,525,754
Citigroup Mortgage Loan Trust, Inc., 5.156%, 3/25/2034	2,884,139	2,495,552

		16,954,882

TOTAL ASSET BACKED SECURITIES (Cost $36,310,255)		33,246,625

CORPORATE BONDS — 8.01%

BANKS — 0.70%

COMMERCIAL BANKS — 0.70%
Alfa Diversified, 4.80%, 3/15/2012	7,000,000	6,463,800
First Tennessee Bank, 5.316%, 12/8/2008	10,000,000	9,980,090
MDM DPR Finance Company SA, 4.80%, 6/15/2012 (2)	8,444,444	8,022,222
National City Bank, 7.25%, 7/15/2010	5,000,000	5,059,020

		29,525,132

COMMERCIAL SERVICES & SUPPLIES — 0.02%

COMMERCIAL SERVICES & SUPPLIES — 0.02%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	491,875
Waste Management, Inc., 7.375%, 8/1/2010	175,000	184,363

		676,238

CONSUMER SERVICES — 0.14%

HOTELS, RESTAURANTS & LEISURE — 0.14%
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	6,000,000	6,143,520

		6,143,520

Certified Semi-Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 1.54%

CAPITAL MARKETS — 0.41%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	$8,000,000	$7,674,600
Lehman Brothers Holdings, Inc., 6.00%, 7/19/2012	10,000,000	9,870,070
CONSUMER FINANCE — 0.95%
Capital One Bank, 6.70%, 5/15/2008	655,000	655,302
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,415,826
Capital One Financial Corp., 6.15%, 9/1/2016	25,500,000	21,413,778
SLM Corp., 4.00%, 1/15/2009	5,000,000	4,502,125
SLM Corp., 4.50%, 7/26/2010	4,800,000	3,938,496
SLM Corp. CPI Floating Rate Note, 5.28%, 3/2/2009	5,500,000	4,840,000
SLM Corp. Floating Rate, 3.631%, 1/27/2014	5,000,000	3,501,905
DIVERSIFIED FINANCIAL SERVICES — 0.18%
CIT Group, Inc., 5.00%, 2/13/2014	9,500,000	7,476,063

		65,288,165

ENERGY — 0.82%

ENERGY EQUIPMENT & SERVICES — 0.20%
Calfrac Holdings, 7.75%, 2/15/2015	7,900,000	7,386,500
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	842,500
OIL, GAS & CONSUMABLE FUELS — 0.62%
Chesapeake Energy Corp., 7.00%, 8/15/2014	5,300,000	5,313,250
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,900,000	5,008,321
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,218,715
Petroleum Development Corp., 12.00%, 2/15/2018	5,500,000	5,500,000
Petroplus Finance Ltd., 6.75%, 5/1/2014	4,000,000	3,650,000
Teppco Partners LP, 7.00%, 6/1/2067	2,000,000	1,713,698

		34,632,984

FOOD & STAPLES RETAILING — 0.23%

FOOD & STAPLES RETAILING — 0.23%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,287,500
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	7,457,500

		9,745,000

FOOD, BEVERAGE & TOBACCO — 0.56%

BEVERAGES — 0.35%
Constellation Brands, Inc., 8.375%, 12/15/2014	10,400,000	10,712,000
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	4,043,204
FOOD PRODUCTS — 0.21%
Kraft Foods, Inc., 6.50%, 8/11/2017	5,000,000	5,129,745
Kraft Foods, Inc., 6.125%, 2/1/2018	4,000,000	3,997,468

		23,882,417

INSURANCE — 0.18%

INSURANCE — 0.18%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	336,624
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,033,154
Pacific Life Global Funding CPI Floating Rate Note, 5.72%, 2/6/2016	2,000,000	2,066,820
Prudential Financial, Inc., 6.00%, 12/1/2017	4,300,000	4,334,013

		7,770,611

36    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 0.51%

CONSTRUCTION MATERIALS — 0.04%
C8 Capital Ltd., 6.64%, 12/31/2049	$2,000,000	$1,845,360
METALS & MINING — 0.47%
Bemax Resources, 9.375%, 7/15/2014	5,000,000	4,700,000
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	4,500,000	4,747,500
GTL Trade Finance, Inc., 7.25%, 10/20/2017	10,000,000	10,541,380

		21,834,240

MEDIA — 0.24%

MEDIA — 0.24%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	438,743
Comcast Corp., 6.30%, 11/15/2017	5,000,000	5,060,650
DIRECTV Holdings, 6.375%, 6/15/2015	5,100,000	4,755,750

		10,255,143

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.16%

BIOTECHNOLOGY — 0.16%
Biogen Idec, Inc., 6.00%, 3/1/2013	4,000,000	4,047,168
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 5.931%, 2/1/2014	3,000,000	2,722,140

		6,769,308

REAL ESTATE — 0.18%

REAL ESTATE — 0.18%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	10,000,000	7,600,000

		7,600,000

RETAILING — 0.35%

MULTILINE RETAIL — 0.35%
Nordstrom, Inc., 6.25%, 1/15/2018	13,000,000	12,940,499
Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	2,057,680

		14,998,179

TECHNOLOGY HARDWARE & EQUIPMENT — 0.33%

COMMUNICATIONS EQUIPMENT — 0.20%
Motorola, Inc., 6.00%, 11/15/2017	10,000,000	8,566,620
COMPUTERS & PERIPHERALS — 0.08%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,441,957
TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
Cisco Systems, Inc., 3.158%, 2/20/2009	2,000,000	1,999,992

		14,008,569

TELECOMMUNICATION SERVICES — 0.89%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.89%
Level 3 Financing, Inc., 9.25%, 11/1/2014	23,600,000	19,293,000
Level 3 Financing, Inc. Senior Notes, 12.25%, 3/15/2013	6,000,000	5,400,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,505,169
Windstream Corp., 8.125%, 8/1/2013	10,800,000	10,611,000

		37,809,169

Certified Semi-Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.42%

AIR FREIGHT & LOGISTICS — 0.12%
FedEx Corp., 5.50%, 8/15/2009	$5,000,000	$5,120,065
ROAD & R AIL — 0.30%
Hertz Corp., 8.875%, 1/1/2014	13,205,000	12,511,738

		17,631,803

UTILITIES — 0.74%

ELECTRIC UTILITIES — 0.37%
Entergy New Orleans, Inc., 3.875%, 8/1/2008	8,500,000	8,490,064
Monongahela Power, 5.70%, 3/15/2017	7,000,000	7,157,234
GAS UTILITIES — 0.37%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,116,664
Southern Union Co., 7.20%, 11/1/2066	14,900,000	12,516,000

		31,279,962

TOTAL CORPORATE BONDS (Cost $361,924,727)		339,850,440

CONVERTIBLE BONDS — 0.50%

DIVERSIFIED FINANCIALS — 0.20%

DIVERSIFIED FINANCIAL SERVICES — 0.20%
KKR Financial Holdings, LLC, 7.00%, 7/15/2012	11,000,000	8,580,000

		8,580,000

TELECOMMUNICATION SERVICES — 0.30%

WIRELESS TELECOMMUNICATION SERVICES — 0.30%
NII Holdings, 3.125%, 6/15/2012	15,800,000	12,541,250

		12,541,250

TOTAL CONVERTIBLE BONDS (Cost $22,888,716)		21,121,250

MUNICIPAL BONDS — 0.11%

Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,043,180
Victor New York, 9.05%, 5/1/2008	615,000	616,618
Victor New York, 9.20%, 5/1/2014	2,000,000	2,192,700

TOTAL MUNICIPAL BONDS (Cost $ 4,736,113)		4,852,498

U.S. GOVERNMENT AGENCIES — 0.43%

Federal National Mortgage Association CPI Floating Rate Note, 5.221%, 2/17/2009	2,000,000	2,018,760
Federal National Mortgage Association REMIC Series 2006-B1 Class AB, 6.00%, 6/25/2016	15,718,390	16,114,820

TOTAL U.S. GOVERNMENT AGENCIES (Cost $17,659,028)		18,133,580

38    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
FOREIGN BONDS — 0.56%

CAPITAL GOODS — 0.19%

INDUSTRIAL CONGLOMERATES — 0.19%
General Electric Capital Australia, 5.25%, 8/15/2008 (AUD)	$9,000,000	$8,136,134

		8,136,134

ENERGY — 0.19%

OIL, GAS & CONSUMABLE FUELS — 0.19%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	195,000,000	8,129,029

		8,129,029

MEDIA — 0.02%

MEDIA — 0.02%
Independent News & Media plc, 5.75%, 5/17/2009 (EUR)	600,000	890,414

		890,414

MISCELLANEOUS — 0.16%

MISCELLANEOUS — 0.16%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	10,750,000	6,579,145

		6,579,145

TOTAL FOREIGN BONDS (Cost $21,840,588)		23,734,722

YANKEE BONDS— 0.51%

BANKS — 0.14%

COMMERCIAL BANKS — 0.14%
Korea Development Bank, 5.30%, 1/17/2013	800,000	819,690
Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	4,185,840
Shinhan Bank, 6.819%, 9/20/2036	900,000	744,552

		5,750,082

ENERGY — 0.37%

OIL, GAS & CONSUMABLE FUELS — 0.37%
Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	15,840,000

		15,840,000

TOTAL YANKEE BONDS (Cost $28,628,302)		21,590,082

OTHER SECURITIES — 0.41%

LOAN PARTICIPATIONS — 0.41%
Fairpoint Communications, Inc. Loan B, 5.75%, 3/8/2015 (2)	9,000,000	7,920,000
Mylan Laboratories, Inc., 6.438%, 10/2/2014	6,087,637	5,872,013
Mylan Laboratories, Inc., 8.125%, 10/2/2014	3,912,363	3,773,787

TOTAL OTHER SECURITIES (Cost $17,723,542)		17,565,800

Certified Semi-Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.47%
Citizens Property Insurance Corp. Series F, 8.00%, 7/1/2021	$47,325,000	$47,325,000
General Electric Capital Corp., 2.00%, 4/2/2008	92,000,000	91,994,888
Toyota Motor Credit, 2.10%, 4/1/2008	50,400,000	50,400,000

TOTAL SHORT TERM INVESTMENTS (Cost $189,719,889)		189,719,888

TOTAL INVESTMENTS — 100.57% (Cost $ 4,080,495,461)		$4,269,483,919
LIABILITIES NET OF OTHER ASSETS — (0.57)%		(24,143,781)

NET ASSETS — 100.00%		$4,245,340,138

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates

Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2007	Gross Additions	Gross Reductions	Shares at March 31, 2008	Market value March 31, 2008	Dividend Income
Algonquin Power Income Trust	4,183,700	—	258,000	3,925,700	$29,601,947	$1,641,342
Reddy Ice Holdings, Inc.	2,174,471	125,529	25,000	2,275,000	29,643,250	1,241,289

					$59,245,197	$2,882,631

(2)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Dollars
CPI	Consumer Price Index
EUR	Denominated in EURO Dollars
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
RUB	Denominated in Russian Rubles
SPA	Stand-by Purchase Agreement

See notes to financial statements.

40    Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

	Beginning Account value 9/30/07	Ending Account value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$919.90	$5.90
Hypothetical*	$1,000.00	$1,018.85	$6.20
Class C Shares
Actual	$1,000.00	$916.50	$9.10
Hypothetical*	$1,000.00	$1,015.50	$9.57
Class I Shares
Actual	$1,000.00	$921.30	$4.22
Hypothetical*	$1,000.00	$1,020.61	$4.43
Class R3 Shares
Actual	$1,000.00	$917.70	$7.19
Hypothetical*	$1,000.00	$1,017.50	$7.57
Class R4 Shares
Actual	$1,000.00	$924.36	$6.72
Hypothetical*	$1,000.00	$1,018.02	$7.05
Class R5 Shares
Actual	$1,000.00	$920.80	$4.75
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.23%; C: 1.90%; I: 0.88%; R3: 1.50%; R4: 1.40%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report    41

INDEX COMPARISON
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(December 24, 2002 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008 (with sales charge)

	1 Yr	5 Yr	Since Inception
A Shares (Incep: 12/24/02)	(0.41)%	16.75%	15.64%
C Shares (Incep: 12/24/02)	2.66%	17.23%	16.09%
I Shares (Incep: 11/3/03)	4.60%	—	14.88%
R3 Shares (Incep: 2/1/05)	3.95%	—	12.62%
R4 Shares (Incep: 2/1/08)	—	—	(2.48)%*
R5 Shares (Incep: 2/1/07)	4.58%	—	6.99%
Blended Index (Since: 12/24/02)	(0.45)%	13.13%	11.61%
S&P 500 Index (Since: 12/24/02)	(5.08)%	11.32%	9.77%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4, or R5 shares. Class I, R3, R4, and R5 shares are available only to certain qualified investors. Class A and I shares are subject to a 1% 30-day redemption fee.

The Blended Index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

42    Certified Semi-Annual Report

OTHER INFORMATION
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    43

Trustees’ Statement to Shareholders

        Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

44    This page is not part of the Semi-Annual Report.

Planning Options

        Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    45

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report    47

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200
TH1075

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Strategies for Building Real Wealth

Thornburg Investment Income Builder Fund

I Shares

Informational Brochure and

Semi-Annual Report – March 31, 2008

LIPPER FUND AWARDS
USA 2008
Thornburg Investment Income Builder Fund, I
MIXED ASSET TARGET ALLOCATION GROWTH
among 510 funds

Fund award was based on risk-adjusted returns for the three-year period ended 12/31/07.

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

MSCI All Country Asia ex-Japan Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia. As of March 2008, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore Free, Taiwan, and Thailand.

MSCI Country Indices (Australia, U.K. and Japan) – Free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country.

MSCI Europe ex-U.K. Index – A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2007, the MSCI Europe Index consisted of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, and Switzerland.

MSCI EM (Emerging Markets) Latin America Index – A free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America. As of June 2007, the MSCI EM Latin America Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Fed Funds Rate – The Fed Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

This page is not part of the Semi-Annual Report     3

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

4    This page is not part of the Semi-Annual Report

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Total Financials	48%	60%
REITs	22%	41%
Banks & Other	26%	19%
Utilities	24%	0%
Consumer Staples	9%	7%
Consumer Cyclicals	5%	9%
Communications	5%	15%
Materials	5%	1%
Industrials	2%	7%
Energy	2%	0%
Technology	0%	1%
Health Care	0%	0%
Source: Factset, as of December 2007; (Numbers may not add to 100% due to rounding.)

In the (large cap) Russell 1000 Index, 48% of the top 100 dividend payers are in the Financials sector. In the (small cap) Russell 2000 Index, 60% of the top 100 dividend-yielding stocks are financial companies. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond this sector. We do!

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

This page is not part of the Semi-Annual Report     5

The Dividend Landscape

        Continued

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the real estate and utility sectors, we diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Award

Thornburg Investment Income Builder Fund

The Fund (Class I shares) won the 2008 Lipper Fund Award in the Mixed Asset Target Allocation Growth category for the three-years ended 12/31/07, among 510 funds. Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance over the period (calculated with dividends reinvested and without sales charges). Individual fund classification awards are given for three-year, five-year, and ten-year periods. The Fund did not receive the award for all eligible time periods.

Past performance does not guarantee future results.

6    This page is not part of the Semi-Annual Report

Portfolio Overview

        Thornburg Investment Income Builder Fund

Important Performance Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 0.95%, as disclosed in the most recent Prospectus.

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class I Shares
2008	19.8	¢	N/A		N/A		N/A		N/A
2007	16.2	¢	20.6	¢	23.6	¢	39.0	¢	99.4	¢
2006	14.4	¢	18.0	¢	21.2	¢	35.0	¢	88.6	¢
2005	11.6	¢	14.2	¢	18.0	¢	29.7	¢	73.5	¢
30-day SEC Yield as of March 31, 2008 (I Shares): 5.03%

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Portfolio P/E (12-mo. trailing)	11.9x
Median Market Cap	$16.2 B
Common Equity Holdings	61

Fixed Income Statistics
Weighted Average Coupon	6.2%
Average Credit Quality	A-
Average Maturity	6.6 yrs
Duration	3.0 yrs
Bond & Pref. Equity Holdings	90

TOP TEN EQUITY HOLDINGS

Telefónica SA	3.7%
Eni SpA	2.7%
Energy East Corp.	2.6%
Eli Lilly & Co.	2.4%
América Móvil SAB de C.V.	2.4%
OPAP SA	2.3%
Enel SpA	2.2%
Persimmon plc	2.1%
Intel Corp.	2.1%
McDonald’s Corp.	2.1%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending March 31, 2008

	6 Mos	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 11/3/03)	(7.87)%	4.60%	13.36%	14.88%
Blended Index**(Since: 11/3/03)	(7.27)%	(0.45)%	8.70%	9.82%
S&P 500 Index (Since: 11/3/03)	(12.46)%	(5.08)%	5.85%	7.14%

*	Periods less than one year are not annualized.
**	Blended Index: 75% MSCI World Equity Index/25% Lehman Brothers Aggregate Bond Index

This page is not part of the Semi-Annual Report     7

Portfolio Overview

        Continued

The primary investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 3/31/08

Telecommunication Services	17.7%
Banks	11.0%
Food, Beverage & Tobacco	8.8%
Energy	8.7%
Utilities	8.1%
Diversified Financials	7.7%
Consumer Services	5.7%
Insurance	5.2%
Materials	4.9%
Semiconductors & Semi Equipment	3.6%

TOP TEN INDUSTRIES

As of 12/31/07

Telecommunication Services	15.1%
Utilities	10.8%
Energy	10.3%
Banks	10.1%
Food, Beverage & Tobacco	9.0%
Diversified Financials	8.7%
Consumer Services	6.4%
Semiconductors & Semi Equipment	3.9%
Materials	3.9%
Transportation	2.9%

TOP TEN INDUSTRIES

As of 9/30/07

Telecommunication Services	14.8%
Utilities	12.8%
Diversified Financials	11.2%
Energy	10.9%
Banks	10.2%
Food, Beverage & Tobacco	8.4%
Consumer Services	5.0%
Semiconductors & Semi Equipment	4.4%
Transportation	4.1%
Materials	3.7%

TOP TEN INDUSTRIES

As of 6/30/07

Banks	12.5%
Telecommunication Services	12.3%
Energy	10.9%
Diversified Financials	9.5%
Utilities	8.4%
Food, Beverage & Tobacco	6.2%
Semiconductors & Semi Equipment	5.1%
Transportation	4.5%
Consumer Services	4.2%
Materials	3.0%

8    This page is not part of the Semi-Annual Report

Thornburg Investment Income Builder Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report     9

Letter to Shareholders

April 18, 2008

Dear Fellow Shareholder:

This letter will be somewhat longer than others we have written for the shareholder reports of Thornburg Investment Income Builder Fund. In addition to covering the basic results of your Fund’s investment activities for the period under review, we believe it is appropriate to comment more extensively on the overall investment landscape, which has changed in important ways in recent months.

Thornburg Investment Income Builder Fund paid ordinary quarterly dividends of 58.8¢ per Class I share in the six-month period ended March 31, 2008, up 14.8% from 51.2¢ in the comparable six-month period of the prior fiscal year.

The median percentage increase of the most recent dividend paid by your portfolio firms was around 13% over the year-earlier level. Across the portfolio, these year-over-year dividend increases were the primary force powering your Fund’s dividend development. In addition, better yields on corporate and mortgage-backed bonds helped your Fund’s income production from the interest bearing portion of the portfolio. Your Fund’s net asset value for Class I shares decreased by $2.84 per share, though a portion of this reflects payment of 46.6¢ per share in capital gains dividends during the six-month period under review. As of March 31, 2008, the net asset value per share of the Class I shares was $20.66. For the six-month period ended March 31, 2008, Class I shares of Thornburg Investment Income Builder Fund produced a total negative return of 7.87%, compared to negative 7.27% for the blended benchmark of 75% MSCI AC World Index and 25% Lehman Aggregate Bond Index and negative 12.46% for the S&P 500 Index.

During this period, 30 of your portfolio stocks delivered positive returns, while 49 showed negative returns. In general, the magnitude of the negative returns exceeded those of the positive returns. You might not expect this type of outcome from a portfolio of businesses that is capable of generating a median dividend increase of 13%, on top of what were already well-above-average dividend yields. Recent months have been marked by very unusual market conditions around the globe.

Your portfolio’s top performers included: Universal Corporation of Virginia, a wholesale tobacco leaf processor; Swiss Reinsurance, an insurance company which increased its dividend by 17%; Canadian Oil Sands Trust, the Alberta based oil producer which rode increasing oil prices to a 150% dividend increase; Hannover Reinsurance, a German insurance firm that increased its dividend by 43%; Dominion Resources, the Virginia based electric utility which upped its dividend by 11%; Telefónica, a Spanish-based telecommunication services firm which increased its dividend by 33%; Impala Platinum Holdings, the South African miner that increased its dividend by 9%; Coca Cola, which increased its dividend by 12%; Quadra Realty, which did an initial public offering in February 2007 and was acquired by its German parent in March 2008; and Brasil Telecom, the Brazilian telephone services firm.

Your Fund’s worst performers included both familiar and less known names: Reddy Ice Holdings, Hong Kong Exchanges & Clearing, Intel, FU JI Food and Catering Services, KKR Financial Holdings, Paychex, Barclays plc, Henderson Group, Macquarie Airports, and Shenzhen-Chiwan Wharf Holdings. Each of these

10    Certified Semi-Annual Report

has its own story. We continue to hold most of these as of this report date. The Chinese listed firms (Hong Kong Exchanges and Clearing, FU JI Food, Chiwan Wharf) have generally positive business results, but equity prices in China have tumbled by more than 40% in recent months. Reddy Ice, now under $15 per share, was subject to a failed takeover attempt by private equity buyers at $31.50 per share, followed by the announcement of an anti-trust investigation of the packaged ice industry in the United States. The financial firms (KKR, Barclays, and Henderson) are subject to investor anxiety about financials and values of financial assets.

Bond and preferred stock yields are significantly improved from their lows of earlier years. While quoted market prices of many of your portfolio’s bonds declined during the period, income from the bonds offset most of the price declines. At March 31, 2008, domestic stocks, including preferred stocks, comprise around 33% of your portfolio; foreign stocks around 51%; and interest bearing investments 16%. If present conditions persist, we expect to increase the interest bearing investment category weighting in the coming months.

It is understandable that any investor, or investment advisor, might be puzzled at recent financial market volatility. U.S. Treasury bond yields have declined significantly. Yields on most other bonds, including municipal bonds and mortgage related bonds, have increased. Most equity indices around the world have declined significantly during 2008, and even more so since their highs in October of 2007. Prices of most industrial and agricultural commodities have increased significantly this year, while the value of the U.S. dollar has declined against most other global currencies.

There is much mention of “de-leveraging” as a significant factor in falling prices of financial assets. How much leverage must be unwound? There is no simple answer to this, but it is instructive to note how much leverage was built up in recent years. The U.S. Securities & Exchange Commission publishes a composite balance sheet for all U.S. registered broker dealers, which shows the following dynamic over the four-year period from December 31, 2002 to December 31, 2006:

	$ billions 12/31/2002	$ billions 12/31/2006	$ billions Change	%
Category
Total Assets	$3,114	$5,908	+$2,794	+90%
Total Liabilities	$2,990	$5,743	+$2,753	+92%
Total Equity Capital	$124.5	$165.4	+$40.9	+33%
Equity Capital/Total Assets	4.0%	2.8%	1.46% on increase
Number of Firms	5,394	5,077
(Source: U.S. Securities & Exchange Commission, FOCUS Reports)

It is striking to note from the figures above that a slightly shrinking population of more than 5,000 U.S. broker dealer firms increased assets (mostly receivables from other broker dealers, long positions in securities, and securities purchased under agreements to resell) by approximately $2.8 trillion over the four-year period shown, and supported these additional assets with only 1.46% ($40.9 billion) of new equity capital. That’s a great deal of leverage. U.S. banks also generally increased leverage by more than 10% per year in the first eight years of this decade. U.S. businesses, especially public companies, generally improved their

Certified Semi-Annual Report     11

Letter to Shareholders

        Continued

balance sheets in recent years. U.S. households, in aggregate, borrowed more – often using their houses as collateral – to accumulate total debt of $13.6 trillion as of September 30, 2007, up from $7.2 trillion at the beginning of 2001.

Now, the extreme leverage of broker dealers, banks, and households is unwinding. Holders of U.S. household debt will write off significant portions of the existing pool, and availability of additional household debt will slow to a trickle. Most of the assets being sold down by broker dealers are debt assets, just as most of the last $2.8 trillion of assets purchased with 1.46% equity and 98.54% borrowed money over the last few years were debt assets. Thornburg Investment Income Builder Fund has NOT employed financial leverage in order to transform a generally lousy looking menu of available debt yields in recent years into something that would attract investment attention. Perhaps you have not either. But a long list of financial players – closed-end mutual funds, hedge funds and “alternative” asset managers of varying descriptions – have employed (formerly) low cost and readily available borrowings to transform unremarkable yielding debt assets into respectable returns on equity. That game is finished for the foreseeable future.

For investors with real money to invest, the great debt unwind in progress is presenting an attractive buffet of higher yields and lower prices on virtually all financial assets, except U.S. Treasury securities and the highest quality plain vanilla money market instruments. This can be unnerving for investors who carefully watch daily price fluctuations and are comforted more by rising prices than by rising yields. We believe today’s combination of lower prices and higher yields presents a great opportunity for unleveraged, traditional saver-investors. Traditional unleveraged investors have become accustomed to being displaced by various Wall Street operatives who confuse leverage with brains. Now, it’s time for those who can recognize the opportunities at hand to earn attractive returns without leverage.

Against this backdrop, stock prices of many of the dividend paying firms owned by Thornburg Investment Income Builder Fund have declined. We are not blind to this, but we are not discouraged. The weighted average price/earnings multiple of these firms, based upon expected 2008 earnings, is between 12 and 13. We are hopeful that a combination of mid-single digit expected 2008 average EPS growth and reasonable dividend payout ratios will leave room for further dividend increases in 2008.

In recent years, the dividend increases paid by the Fund have been powered almost entirely by dividend increases from our equity holdings. In 2008 to date, these stock dividend increases are being augmented by some very interesting yields from new bond purchases . . . now that the leveraged players referred to earlier are turning from buyers into hasty sellers.

Throughout the lifetimes of most readers of these words, the percentage of U.S. GDP tied to residential housing construction has varied between 3% and 7%, with recent years setting records at the high end of this range. It is probable that the U.S. economy will forfeit 2% to 4% of GDP tied to housing during 2008 and 2009. There is plenty of other work to do. It will be painful and challenging for workers, businesses, government, and capital markets to reprogram economic activity away from housing and into infrastructure improvement, updated energy production/consumption platforms, health care improvements, and other pursuits. This must happen. Most of the world has been paying attention to these more productive pursuits already, and global economic growth has been strong.

12    Certified Semi-Annual Report

Since last summer, an overwhelming majority of new investor dollars invested in mutual funds have flowed into money market funds – more than $700 billion. We believe that yields on taxable and tax exempt money funds will drop below 2% and 1.5%, respectively, in the coming months. Following this, a very large pool of investor dollars will be looking for better returns elsewhere, but in sensible investment programs. There can be a shortage of immediate reinforcement to contrarian investors who channel funds away from the crowd, but it usually pays to think ahead and beat the rush.

Thank you for being a shareholder of the Thornburg Investment Income Builder Fund. Short-term stock price fluctuations notwithstanding, we are generally encouraged by the progress, and the dividend paying capacities, of the businesses owned in your portfolio. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	Brad Kinkelaar	Jason Brady, CFA
Co-Portfolio Manager	Co- Portfolio Manager	Co- Portfolio Manager
CEO & Chief Investment Officer	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report     13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (Note 2)
Non-controlled affiliated issuers (cost $86,512,750)	$59,245,197
Non-affiliated issuers (cost $3,993,982,711)	4,210,238,722
Cash	482,378
Receivable for investments sold	3,026,726
Receivable for fund shares sold	17,371,572
Unrealized gain on forward exchange contracts (Note 7)	6,305,627
Dividends receivable	21,065,271
Interest receivable	7,971,044
Prepaid expenses and other assets	171,543

Total Assets	4,325,878,080

LIABILITIES
Payable for securities purchased	21,402,541
Payable for fund shares redeemed	9,974,997
Unrealized loss on forward exchange contracts (Note 7)	41,518,379
Payable to investment advisor and other affiliates (Note 3)	4,632,990
Accounts payable and accrued expenses	770,528
Dividends payable	2,238,507

Total Liabilities	80,537,942

NET ASSETS	$4,245,340,138

NET ASSETS CONSIST OF:
Undistributed net investment income	$4,592,976
Net unrealized appreciation on investments	165,842,483
Accumulated net realized gain (loss)	5,937,627
Net capital paid in on shares of beneficial interest	4,068,967,052

$4,245,340,138

14    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($1,847,479,297 applicable to 90,001,069 shares of beneficial interest outstanding – Note 4)	$20.53
Maximum sales charge, 4.50% of offering price	0.97

Maximum offering price per share	$21.50

Class C Shares:
Net asset value and offering price per share * ($1,690,444,182 applicable to 82,310,605 shares of beneficial interest outstanding – Note 4)	$20.54

Class I Shares:
Net asset value, offering and redemption price per share ($694,950,510 applicable to 33,633,857 shares of beneficial interest outstanding – Note 4)	$20.66

Class R3 Shares:
Net asset value, offering and redemption price per share ($12,076,939 applicable to 589,036 shares of beneficial interest outstanding – Note 4)	$20.50

Class R4 Shares:
Net asset value, offering and redemption price per share ($148,340 applicable to 7,194 shares of beneficial interest outstanding – Note 4)	$20.62

Class R5 Shares:
Net asset value, offering and redemption price per share ($240,870 applicable to 11,655 shares of beneficial interest outstanding – Note 4)	$20.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report     15

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income
Non-controlled affiliated issuers (net of foreign taxes withheld of $289,649)	$2,882,631
Non-affiliated issuers (net of foreign taxes withheld of $3,070,737)	90,908,537
Interest income (net of premium amortized of $143,022)	18,691,191

Total Income	112,482,359

EXPENSES:
Investment advisory fees (Note 3)	15,370,799
Administration fees (Note 3)
Class A Shares	1,136,813
Class C Shares	1,033,818
Class I Shares	175,217
Class R3 Shares	6,187
Class R4 Shares	7
Class R5 Shares	38
Distribution and service fees (Note 3)
Class A Shares	2,289,107
Class C Shares	8,330,501
Class R3 Shares	25,721
Class R4 Shares	14
Transfer agent fees
Class A Shares	606,240
Class C Shares	587,510
Class I Shares	147,250
Class R3 Shares	7,710
Class R4 Shares	300
Class R5 Shares	976
Registration and filing fees
Class A Shares	45,383
Class C Shares	36,865
Class I Shares	18,001
Class R3 Shares	8,414
Class R4 Shares	4,249
Class R5 Shares	10,067
Custodian fees (Note 3)	591,276
Professional fees	78,149
Accounting fees	55,625
Trustee fees	25,125
Other expenses	247,495

Total Expenses	30,838,857
Less:
Expenses reimbursed by investment advisor (Note 3)	(759,471)
Fees paid indirectly (Note 3)	(36,076)

Net Expenses	30,043,310

Net Investment Income	$82,439,049

16    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$18,242,634
Foreign currency transactions	(35,304,474)

(17,061,840)

Net change in unrealized appreciation (depreciation) on:
Investments	(428,091,647)
Foreign currency translations	(8,864,355)

(436,956,002)

Net Realized And Unrealized Loss	(454,017,842)

Net Decrease In Net Assets Resulting From Operations	$(371,578,793)

See notes to financial statements.

Certified Semi-Annual Report     17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$82,439,049	$116,042,585
Net realized gain (loss) on investments and foreign currency transactions	(17,061,840)	108,360,392
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(436,956,002)	435,315,306

Net Increase (decrease) in Net Assets Resulting From Operations	(371,578,793)	659,718,283

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(44,643,969)	(50,204,595)
Class C Shares	(35,129,843)	(35,449,856)
Class I Shares	(18,390,640)	(19,870,628)
Class R3 Shares	(226,557)	(149,347)
Class R4 Shares	(136)	—
Class R5 Shares	(3,468)	(317)
From realized gains
Class A Shares	(36,128,892)	(25,096,354)
Class C Shares	(32,902,777)	(18,583,927)
Class I Shares	(13,856,430)	(8,637,003)
Class R3 Shares	(182,203)	(52,085)
Class R5 Shares	(1,810)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	390,471,348	568,545,293
Class C Shares	373,388,211	706,003,815
Class I Shares	143,815,834	252,258,521
Class R3 Shares	5,869,665	5,498,993
Class R4 Shares	146,036	—
Class R5 Shares	191,557	67,758

Net Increase in net Assets	360,837,133	2,034,048,551

NET ASSETS:
Beginning of period	3,884,503,005	1,850,454,454

End of period	$4,245,340,138	$3,884,503,005

Undistributed net investment income	$4,592,976	$20,548,540

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Global Opportunities Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Certified Semi-Annual Report     19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for

20    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $731,599 for Class C shares, $12,415 for Class R3 shares, $4,535 for Class R4 shares, and $10,922 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $672,486 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $ 239,013 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $36,076. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	shares	Amount
Class A Shares
Shares sold	21,835,785	$485,078,399	32,442,895	$692,883,081
Shares issued to shareholders in reinvestment of dividends	3,053,434	67,622,210	2,915,652	61,056,323
Shares repurchased	(7,553,475)	(162,245,831)	(8,821,730)	(185,406,263)
Redemption fees received**	—	16,570	—	12,152

Net Increase (Decrease)	17,335,744	$390,471,348	26,536,817	$568,545,293

Class C Shares
Shares sold	18,929,243	$421,317,643	34,745,769	$739,818,421
Shares issued to shareholders in reinvestment of dividends	2,344,094	52,043,001	1,908,232	40,045,995
Shares repurchased	(4,675,921)	(99,987,540)	(3,442,710)	(73,871,246)
Redemption fees received**	—	15,107	—	10,645

Net Increase (Decrease)	16,597,416	$373,388,211	33,211,291	$706,003,815

Certified Semi-Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	9,742,589	$217,494,372	14,887,196	$318,805,598
Shares issued to shareholders in reinvestment of dividends	1,054,657	23,489,529	1,043,149	22,020,961
Shares repurchased	(4,574,364)	(97,174,471)	(4,191,444)	(88,572,580)
Redemption fees received**	—	6,404	—	4,542

Net Increase (Decrease)	6,222,882	$143,815,834	11,738,901	$252,258,521

Class R3 Shares
Shares sold	331,762	$7,305,405	313,697	$6,751,609
Shares issued to shareholders in reinvestment of dividends	17,744	391,886	9,170	195,546
Shares repurchased	(83,644)	(1,827,720)	(66,150)	(1,448,208)
Redemption fees received**	—	94	—	46

Net Increase (Decrease)	265,862	$5,869,665	256,717	$5,498,993

Class R4 Shares(a)
Shares sold	7,190	$145,946	—	$—
Shares issued to shareholders in reinvestment of dividends	4	90	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	7,194	$146,036	—	$—

Class R5 Shares(b)
Shares sold	9,164	$203,489	3,057	$67,798
Shares issued to shareholders in reinvestment of dividends	68	1,416	3	64
Shares repurchased	(632)	(13,350)	(5)	(104)
Redemption fees received**	—	2	—	—

Net Increase (Decrease)	8,600	$191,557	3,055	$67,758

(a)	Effective date for Class R4 shares was February 1, 2008.
(b)	Effective date for Class R5 shares was February 1, 2007.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. Government obligations) of $1,618,363,501 and $801,086,458, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$4,086,003,150
Gross unrealized appreciation on a tax basis	$395,719,121
Gross unrealized depreciation on a tax basis	(212,238,352)

Net unrealized appreciation (depreciation) on investments (tax basis)	$183,480,769

At March 31, 2008, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $268,838. For tax purposes, such losses will be reflected in the year end- ing September 30, 2008.

22    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:
Contracts	Contract Value Date	Unrealized Gain (Loss)
25,500,000 Greater British Pound for 49,881,825 USD	April 16, 2008	$(668,365)
325,000,000 Euro Dollar for 471,558,750 USD	May 06, 2008	(40,850,014)

Unrealized loss from forward Sell contracts:		$(41,518,379)

70,000,000 Greater British Pound for 144,861,500 USD	May 06, 2008	$6,305,627

Unrealized gain from forward Sell contracts:		$6,305,627

Net unrealized gain (loss) from forward Exchange contracts		$(35,212,752)

Certified Semi-Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

24    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Six Months Ended March 31, 2008*	Year Ended September 30,			Period Ended Sept. 30, 2004(a)
		2007	2006	2005
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$23.50	$19.71	$18.03	$15.64	$14.45
Income from investment operations:
Net investment income (loss)	0.50	1.02	0.88	0.84	0.74
Net realized and unrealized gain (loss) on investments	(2.28)	4.24	1.98	2.22	1.01
Total from investment operations	(1.78)	5.26	2.86	3.06	1.75
Less dividends from:
Net investment income	(0.59)	(0.96)	(0.84)	(0.67)	(0.56)
Net realized gains	(0.47)	(0.51)	(0.34)	—	—
Total dividends	(1.06)	(1.47)	(1.18)	(0.67)	(0.56)
Change in net asset value	(2.84)	3.79	1.68	2.39	1.19
NET ASSET VALUE, end of period	$20.66	$23.50	$19.71	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.87)	27.80	16.53	19.73	12.19

Ratios to average net assets:
Net investment income (loss)(%)	4.50 (c)	4.74	4.68	4.86	5.33	(c)
Expenses, after expense reductions(%)	0.88 (c)	0.95	0.99	1.00	0.99	(c)
Expenses, after expense reductions and net of custody credits(%)	0.88 (c)	0.94	0.98	0.99	0.99	(c)
Expenses, before expense reductions(%)	0.88 (c)	0.95	1.02	1.09	1.21	(c)

Portfolio turnover rate(%)	19.88	62.60	55.29	76.76	109.21

Net assets at end of period (thousands)	$694,951	$644,294	$308,859	$129,110	$33,247

(a)	Effective date of this class of shares was November 1, 2003.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report     25

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-558, CLASS C – 885 – 215-541, CLASS I – 885-215-467, CLASS R3 – 885-215-384,

CLASS R4 – 885-215-186, CLASS R5 – 885-215-236

NASDAQ SYMBOLS: CLASS A – TIBAX, CLASS C – TIBCX, CLASS I – TIBIX, CLASS R3 – TIBRX,

CLASS R4 – TIBGX, CLASS R5 – TIBMX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Telecommunication Services	17.7%	Software & Services	1.1%
Banks	11.0%	Retailing	0.4%
Food, Beverage & Tobacco	8.8%	Technology Hardware & Equipment	0.3%
Energy	8.7%	Food & Staples Retailing	0.2%
Utilities	8.1%	Real Estate	0.2%
Diversified Financials	7.7%	Commercial Services & Supplies	0.0%
Consumer Services	5.7%
Insurance	5.2%
Materials	4.9%	Other Non-classified Securities:
Semiconductors & Semiconductor Equipment	3.6%	Asset Backed Securities	0.6%
Pharmaceuticals, Biotechnology & Life Sciences	2.6%	U.S. Government Agencies	0.4%
Transportation	2.4%	Other Securities	0.4%
Consumer Durables & Apparel	2.1%	Foreign Bonds	0.2%
Capital Goods	2.1%	Municipal Bonds	0.1%
Media	1.6%	Other Assets & Cash Equivalents	3.9%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08

United States of America	42.9%	France	2.4%	Bermuda	0.6%
United Kingdom	8.5%	Mexico	2.4%	Norway	0.5%
Italy	7.4%	South Africa	1.8%	Russia	0.3%
Spain	6.0%	Germany	1.5%	Luxemburg	0.2%
Greece	3.9%	Taiwan	1.5%	Korea	0.0%
Switzerland	3.7%	Brazil	1.2%	Ireland	0.0%
Canada	2.9%	Hong Kong	1.2%
Australia	2.9%	Turkey	0.9%
China	2.8%	Malaysia	0.6%	Other Assets & Cash Equivalents	3.9%

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 84.24%
BANKS — 9.89%
COMMERCIAL BANKS — 9.89%
Barclays plc	3,400,000	$30,567,590
BBVA	3,150,000	69,374,168
EFG Eurobank Ergasias	2,250,000	68,344,035
Intesa Sanpaolo	10,000,000	70,491,133
Liechtensteinische Landesbank AG	890,000	70,798,510
Lloyds TSB Group plc	6,000,000	53,704,648
US Bancorp	1,750,000	56,630,000

		419,910,084

CAPITAL GOODS — 1.87%
INDUSTRIAL CONGLOMERATES — 1.87%
General Electric Co.	2,150,000	79,571,500

		79,571,500

CONSUMER DURABLES & APPAREL — 2.15%
HOUSEHOLD DURABLES — 2.15%
Persimmon plc	6,000,000	91,095,468

		91,095,468

CONSUMER SERVICES — 5.53%
HOTELS, RESTAURANTS & LEISURE — 5.53%
Berjaya Sports Toto Berhad	17,000,000	27,372,205
FU JI Food & Catering Services	13,000,000	21,882,007
McDonald’s Corp.	1,600,000	89,232,000
OPAP SA	2,700,000	96,249,998

		234,736,210

DIVERSIFIED FINANCIALS — 5.56%
CAPITAL MARKETS — 2.01%
AllianceBernstein Holdings LP	435,420	27,596,920
GMP Capital Trust	2,038,700	33,308,002
Henderson Group plc	6,839,999	14,355,572
Henderson Group plc-CDI	4,800,000	10,089,452
DIVERSIFIED FINANCIAL SERVICES — 3.55%
Bank of America Corp.	400,000	15,164,000
Bolsas y Mercados Espanoles	600,000	29,307,892
Hong Kong Exchanges & Clearing Ltd.	2,200,000	37,766,057
KKR Financial Holdings, LLC	5,400,000	68,364,000

		235,951,895

ENERGY — 7.33%
ENERGY EQUIPMENT & SERVICES — 2.32%
Diamond Offshore Drilling, Inc.	650,000	75,660,000
Fred Olsen Energy ASA	400,000	22,700,718

Certified Semi-Annual Report     27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 5.01%
Canadian Oil Sands Trust	1,525,000	$61,656,681
Eni SpA	3,300,000	112,533,213
Tupras-Turkiye Petrol Rafinerileri A.S.	1,750,000	38,690,699

		311,241,311

FOOD, BEVERAGE & TOBACCO — 8.27%
BEVERAGES — 1.86%
Coca Cola Co.	1,300,000	79,131,000
FOOD PRODUCTS — 2.16%
Kraft Foods, Inc. A	2,000,000	62,020,000
Reddy Ice Holdings, Inc.(1)	2,275,000	29,643,250
TOBACCO — 4.25%
Altria Group, Inc.	1,600,000	35,520,000
Philip Morris+	1,600,000	80,928,000
Universal Corp.	976,230	63,972,352

		351,214,602

INSURANCE — 4.98%
INSURANCE — 4.98%
AXA	1,150,000	41,739,750
Hannover Rueckversicherung AG	1,200,000	62,556,342
Lancashire Holdings Ltd.	3,882,523	21,652,320
Swiss Re	977,500	85,387,297

		211,335,709

MATERIALS — 4.34%
CHEMICALS — 1.00%
Huntsman Corp.	1,800,000	42,390,000
METALS & MINING — 3.34%
Impala Platinum Holdings Ltd.	2,000,000	77,188,656
Southern Copper Corp.	625,000	64,893,750

		184,472,406

MEDIA — 1.29%
MEDIA — 1.29%
Mediaset SpA	4,000,000	37,005,871
Sinclair Broadcast Group, Inc.	2,000,000	17,820,000

		54,825,871

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.43%
PHARMACEUTICALS — 2.43%
Eli Lilly & Co.	2,000,000	103,180,000

		103,180,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.60%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.60%
Intel Corp.	4,300,000	91,074,000
Taiwan Semiconductor Mfg. Co. Ltd. ADR	6,029,995	61,928,049

		153,002,049

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
SOFTWARE & SERVICES — 1.09%
IT SERVICES — 1.09%
Paychex, Inc.	1,350,000	$46,251,000

		46,251,000

TELECOMMUNICATION SERVICES — 16.58%
DIVERSIFIED TELECOMMUNICATION SERVICES — 10.78%
AT&T, Inc.	1,844,900	70,659,670
Brasil Telecom	1,650,000	46,405,368
France Telecom SA	1,850,000	62,210,596
Inmarsat plc	9,000,000	79,351,297
Telefónica SA	5,400,000	155,159,430
Telstra Corp. Ltd.	17,000,000	43,656,988
WIRELESS TELECOMMUNICATION SERVICES — 5.80%
América Móvil SAB de C.V.	1,600,000	101,904,000
China Mobile Ltd.	5,000,000	74,396,253
Vodafone Group plc	23,400,000	70,079,207

		703,822,809

TRANSPORTATION — 1.97%
TRANSPORTATION INFRASTRUCTURE — 1.97%
Hopewell Highway	15,643,500	11,999,986
Macquarie Airports	17,000,000	50,182,232
Shenzhen Chiwan Wharf Holdings Ltd.	14,665,727	21,256,179

		83,438,397

UTILITIES — 7.36%
ELECTRIC UTILITIES — 4.05%
Enel S.p.A.	9,000,000	95,482,726
Entergy Corp.	700,000	76,356,000
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.70%
Algonquin Power Income Fund Trust(1)	3,925,700	29,601,947
MULTI-UTILITIES — 2.61%
Energy East Corp.	4,597,500	110,891,700

		312,332,373

TOTAL COMMON STOCK (Cost $3,345,083,051)		3,576,381,684

PREFERRED SToCK — 0.55%
BANKS — 0.32%
COMMERCIAL BANKS — 0.32%
Barclays Bank plc	200,000	4,840,000
First Tennessee Bank	12,000	8,538,750

		13,378,750

Certified Semi-Annual Report    29

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.23%
CAPITAL MARKETS — 0.23%
Lehman Brothers Holdings, Inc.	140,000	$1,862,000
Merrill Lynch & Co., Inc.	420,000	5,829,600
Morgan Stanley	120,000	2,217,000

		9,908,600

TOTAL PREFERRED STOCK (Cost $33,981,250)		23,287,350

ASSET BACKED SECURITIES — 0.78%
BANKS — 0.38%
COMMERCIAL BANKS — 0.38%
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.545%, 2/25/2035	$10,602,134	8,446,016
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.684%, 3/25/2035	9,923,213	7,845,727

		16,291,743

DIVERSIFIED FINANCIALS — 0.40%
CAPITAL MARKETS — 0.17%
Bear Stearns ARM Mtg Series 2003-6 Class 2B-1, 4.828%, 8/25/2033	1,376,714	1,207,637
Merrill Lynch Mtg Investors Trust, 4.231%, 8/25/2034	7,314,193	5,984,367
DIVERSIFIED FINANCIAL SERVICES — 0.23%
Banc of America Funding Corp. Series 2006-I Class SB1, 4.735%, 12/20/2036	3,343,380	2,741,572
Banc of America Mtg Securities Series 2005-A Class B1, 4.88%, 2/25/2035	5,462,189	4,525,754
Citigroup Mortgage Loan Trust, Inc., 5.156%, 3/25/2034	2,884,139	2,495,552

		16,954,882

TOTAL ASSET BACKED SECURITIES (Cost $36,310,255)		33,246,625

CORPORATE BONDS — 8.01%
BANKS — 0.70%
COMMERCIAL BANKS — 0.70%
Alfa Diversified, 4.80%, 3/15/2012	7,000,000	6,463,800
First Tennessee Bank, 5.316%, 12/8/2008	10,000,000	9,980,090
MDM DPR Finance Company SA, 4.80%, 6/15/2012 (2)	8,444,444	8,022,222
National City Bank, 7.25%, 7/15/2010	5,000,000	5,059,020

		29,525,132

COMMERCIAL SERVICES & SUPPLIES — 0.02%
COMMERCIAL SERVICES & SUPPLIES — 0.02%
Allied Waste North America, Inc., 6.375%, 4/15/2011	500,000	491,875
Waste Management, Inc., 7.375%, 8/1/2010	175,000	184,363

		676,238

CONSUMER SERVICES — 0.14%
HOTELS, RESTAURANTS & LEISURE — 0.14%
Seneca Nation of Indians Capital Improvements Authority, 6.75%, 12/1/2013	6,000,000	6,143,520

		6,143,520

30    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 1.54%
CAPITAL MARKETS — 0.41%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	$8,000,000	$7,674,600
Lehman Brothers Holdings, Inc., 6.00%, 7/19/2012	10,000,000	9,870,070
CONSUMER FINANCE — 0.95%
Capital One Bank, 6.70%, 5/15/2008	655,000	655,302
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,415,826
Capital One Financial Corp., 6.15%, 9/1/2016	25,500,000	21,413,778
SLM Corp., 4.00%, 1/15/2009	5,000,000	4,502,125
SLM Corp., 4.50%, 7/26/2010	4,800,000	3,938,496
SLM Corp. CPI Floating Rate Note, 5.28%, 3/2/2009	5,500,000	4,840,000
SLM Corp. Floating Rate, 3.631%, 1/27/2014	5,000,000	3,501,905
DIVERSIFIED FINANCIAL SERVICES — 0.18%
CIT Group, Inc., 5.00%, 2/13/2014	9,500,000	7,476,063

		65,288,165

ENERGY — 0.82%
ENERGY EQUIPMENT & SERVICES — 0.20%
Calfrac Holdings, 7.75%, 2/15/2015	7,900,000	7,386,500
Seitel, Inc., 9.75%, 2/15/2014	1,000,000	842,500
OIL, GAS & CONSUMABLE FUELS — 0.62%
Chesapeake Energy Corp., 7.00%, 8/15/2014	5,300,000	5,313,250
Enterprise Products Operating LP, 7.034%, 1/15/2068	5,900,000	5,008,321
Murphy Oil Corp., 6.375%, 5/1/2012	5,000,000	5,218,715
Petroleum Development Corp., 12.00%, 2/15/2018	5,500,000	5,500,000
Petroplus Finance Ltd., 6.75%, 5/1/2014	4,000,000	3,650,000
Teppco Partners LP, 7.00%, 6/1/2067	2,000,000	1,713,698

		34,632,984

FOOD & STAPLES RETAILING — 0.23%
FOOD & STAPLES RETAILING — 0.23%
Rite Aid Corp., 8.625%, 3/1/2015	3,000,000	2,287,500
Rite Aid Corp., 9.375%, 12/15/2015	9,500,000	7,457,500

		9,745,000

FOOD, BEVERAGE & TOBACCO — 0.56%
BEVERAGES — 0.35%
Constellation Brands, Inc., 8.375%, 12/15/2014	10,400,000	10,712,000
Diageo Capital plc, 5.50%, 9/30/2016	4,000,000	4,043,204
FooD PRoDUCTS — 0.21%
Kraft Foods, Inc., 6.50%, 8/11/2017	5,000,000	5,129,745
Kraft Foods, Inc., 6.125%, 2/1/2018	4,000,000	3,997,468

		23,882,417

INSURANCE — 0.18%
INSURANCE — 0.18%
AAG Holding Co., Inc., 6.875%, 6/1/2008	335,000	336,624
Liberty Mutual Group, Inc., 5.75%, 3/15/2014	1,000,000	1,033,154
Pacific Life Global Funding CPI Floating Rate Note, 5.72%, 2/6/2016	2,000,000	2,066,820
Prudential Financial, Inc., 6.00%, 12/1/2017	4,300,000	4,334,013

		7,770,611

Certified Semi-Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MATERIALS — 0.51%
CONSTRUCTION MATERIALS — 0.04%
C8 Capital Ltd., 6.64%, 12/31/2049	$2,000,000	$1,845,360
METALS & MINING — 0.47%
Bemax Resources, 9.375%, 7/15/2014	5,000,000	4,700,000
Freeport-McMoRan Copper & Gold, 8.25%, 4/1/2015	4,500,000	4,747,500
GTL Trade Finance, Inc., 7.25%, 10/20/2017	10,000,000	10,541,380

		21,834,240

MEDIA — 0.24%
MEDIA — 0.24%
AOL Time Warner, Inc., 6.875%, 5/1/2012	425,000	438,743
Comcast Corp., 6.30%, 11/15/2017	5,000,000	5,060,650
DIRECTV Holdings, 6.375%, 6/15/2015	5,100,000	4,755,750

		10,255,143

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.16%
BIOTECHNOLOGY — 0.16%
Biogen Idec, Inc., 6.00%, 3/1/2013	4,000,000	4,047,168
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 5.931%, 2/1/2014	3,000,000	2,722,140

		6,769,308

REAL ESTATE — 0.18%
REAL ESTATE — 0.18%
Agile Property Holdings Ltd, 9.00%, 9/22/2013	10,000,000	7,600,000

		7,600,000

RETAILING — 0.35%
MULTILINE RETAIL — 0.35%
Nordstrom, Inc., 6.25%, 1/15/2018	13,000,000	12,940,499
Parkson Retail Group, 7.125%, 5/30/2012	2,110,000	2,057,680

		14,998,179

TECHNOLOGY HARDWARE & EQUIPMENT — 0.33%
COMMUNICATIONS EQUIPMENT — 0.20%
Motorola, Inc., 6.00%, 11/15/2017	10,000,000	8,566,620
COMPUTERS & PERIPHERALS — 0.08%
Jabil Circuit, Inc., 5.875%, 7/15/2010	3,485,000	3,441,957
TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
Cisco Systems, Inc., 3.158%, 2/20/2009	2,000,000	1,999,992

		14,008,569

TELECOMMUNICATION SERVICES — 0.89%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.89%
Level 3 Financing, Inc., 9.25%, 11/1/2014	23,600,000	19,293,000
Level 3 Financing, Inc. Senior Notes, 12.25%, 3/15/2013	6,000,000	5,400,000
TCI Communications, Inc., 7.875%, 8/1/2013	2,285,000	2,505,169
Windstream Corp., 8.125%, 8/1/2013	10,800,000	10,611,000

		37,809,169

32    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 0.42%

AIR FREIGHT & LOGISTICS — 0.12%
FedEx Corp., 5.50%, 8/15/2009	$5,000,000	$5,120,065

ROAD & RAIL — 0.30%
Hertz Corp., 8.875%, 1/1/2014	13,205,000	12,511,738

		17,631,803

UTILITIES — 0.74%

ELECTRIC UTILITIES — 0.37%
Entergy New Orleans, Inc., 3.875%, 8/1/2008	8,500,000	8,490,064
Monongahela Power, 5.70%, 3/15/2017	7,000,000	7,157,234

GAS UTILITIES — 0.37%
Oneok Partners, LP Senior Notes, 5.90%, 4/1/2012	3,000,000	3,116,664
Southern Union Co., 7.20%, 11/1/2066	14,900,000	12,516,000

		31,279,962

TOTAL CORPORATE BONDS (Cost $361,924,727)		339,850,440

CONVERTIBLE BONDS — 0.50%

DIVERSIFIED FINANCIALS — 0.20%

DIVERSIFIED FINANCIAL SERVICES — 0.20%
Kkr Financial Holdings, LLC, 7.00%, 7/15/2012	11,000,000	8,580,000

		8,580,000

TELECOMMUNICATION SERVICES — 0.30%
WIRELESS TELECOMMUNICATION SERVICES — 0.30%
NII Holdings, 3.125%, 6/15/2012	15,800,000	12,541,250

		12,541,250

TOTAL CONVERTIBLE BONDS (Cost $22,888,716)		21,121,250

MUNICIPAL BONDS — 0.11%

Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,043,180
Victor New York, 9.05%, 5/1/2008	615,000	616,618
Victor New York, 9.20%, 5/1/2014	2,000,000	2,192,700

TOTAL MUNICIPAL BONDS (Cost $4,736,113)		4,852,498

U.S. GOVERNMENT AGENCIES — 0.43%
Federal National Mortgage Association CPI Floating Rate Note, 5.221%, 2/17/2009	2,000,000	2,018,760
Federal National Mortgage Association REMIC Series 2006-B1 Class AB, 6.00%,
6/25/2016	15,718,390	16,114,820

TOTAL U.S. GOVERNMENT AGENCIES (Cost $17,659,028)		18,133,580

Certified Semi-Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	value
FOREIGN BONDS — 0.56%
CAPITAL GOODS — 0.19%
INDUSTRIAL CONGLOMERATES — 0.19%
General Electric Capital Australia, 5.25%, 8/15/2008 (AUD)	$9,000,000	$8,136,134

		8,136,134

ENERGY — 0.19%
OIL, GAS & CONSUMABLE FUELS — 0.19%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	195,000,000	8,129,029

		8,129,029

MEDIA — 0.02%
MEDIA — 0.02%
Independent News & Media plc, 5.75%, 5/17/2009 (EUR)	600,000	890,414

		890,414

MISCELLANEOUS — 0.16%
MISCELLANEOUS — 0.16%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	10,750,000	6,579,145
		6,579,145
TOTAL FOREIGN BONDS (Cost $21,840,588)		23,734,722

YANKEE BONDS— 0.51%

BANKS — 0.14%

COMMERCIAL BANKS — 0.14%
Korea Development Bank, 5.30%, 1/17/2013	800,000	819,690
Landsbanki Islands HF, 7.431%, 12/31/2049	5,000,000	4,185,840
Shinhan Bank, 6.819%, 9/20/2036	900,000	744,552

		5,750,082

ENERGY — 0.37%

OIL, GAS & CONSUMABLE FUELS — 0.37%
Griffin Coal Mining Ltd., 9.50%, 12/1/2016	22,000,000	15,840,000

		15,840,000

TOTAL YANKEE BONDS (Cost $28,628,302)		21,590,082

OTHER SECURITIES — 0.41%

LOAN PARTICIPATIONS — 0.41%
Fairpoint Communications, Inc. Loan B, 5.75%, 3/8/2015 (2)	9,000,000	7,920,000
Mylan Laboratories, Inc., 6.438%, 10/2/2014	6,087,637	5,872,013
Mylan Laboratories, Inc., 8.125%, 10/2/2014	3,912,363	3,773,787

TOTAL OTHER SECURITIES (Cost $17,723,542)		17,565,800

34    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	value
SHORT TERM INVESTMENTS — 4.47%
Citizens Property Insurance Corp. Series F, 8.00%, 7/1/2021	$47,325,000	$47,325,000
General Electric Capital Corp., 2.00%, 4/2/2008	92,000,000	91,994,888
Toyota Motor Credit, 2.10%, 4/1/2008	50,400,000	50,400,000

TOTAL SHORT TERM INVESTMENTS (Cost $189,719,889)		189,719,888

TOTAL INVESTMENTS — 100.57% (Cost $4,080,495,461)		$4,269,483,919

LIABILITIES NET OF OTHER ASSETS — (0.57)%		(24,143,781)

NET ASSETS — 100.00%		$4,245,340,138

Footnote Legend

+	Non-income producing
(1)	Investment in Affiliates Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares at Sept. 30, 2007	Gross Additions	Gross Reductions	Shares at March 31, 2008	Market value March 31, 2008	Dividend Income
Algonquin Power Income Trust	4,183,700	—	258,000	3,925,700	$29,601,947	$1,641,342
Reddy Ice Holdings, Inc.	2,174,471	125,529	25,000	2,275,000	29,643,250	1,241,289

					$59,245,197	$2,882,631

(2)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Dollars
CPI	Consumer Price Index
EUR	Denominated in EURO Dollars
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
RUB	Denominated in Russian Rubles
SPA	Stand-by Purchase Agreement

See notes to financial statements.

Certified Semi-Annual Report    35

EXPENSE EXAMPLE
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account value 9/30/07	Ending Account value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$921.30	$4.22
Hypothetical*	$1,000.00	$1,020.61	$4.43

†	Expenses are equal to the annualized expense ratio for Class I shares (0.88%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

36    Certified Semi-Annual Report

INDEX COMPARISON
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus S&P 500 Index and Blended Index

(November 3, 2003 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	4.60%	14.88%
Blended Index (Since: 11/3/03)	(0.45)%	9.82%
S&P 500 Index (Since: 11/3/03)	(5.08)%	7.14%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Blended Index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars. The S&P 500 Index, an unmanaged broad measure of the U.S. stock market, does not reflect sales charges or expenses. Investors cannot invest directly in an index.

Certified Semi-Annual Report    37

OTHER INFORMATION
Thornburg Investment Income Builder Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment

Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www. thornburg.com/download or upon request by calling 1-800-847-0200.

38    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

        Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Semi-Annual Report    39

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40    This page is not part of the Semi-Annual Report

Planning Options

        Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive and are under 701/ are compensation 2, even if you covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund
•	Thornburg Value Fund
•	Thornburg Core Growth Fund
•	Thornburg Investment Income Builder Fund
•	Thornburg Global Opportunities Fund
•	Thornburg International Growth Fund
•	Thornburg Limited Term U.S. Government Fund
•	Thornburg Limited Term Income Fund
•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    41

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund
•	Thornburg International Value Fund
•	Thornburg Core Growth Fund
•	Thornburg Investment Income Builder Fund
•	Thornburg Global Opportunities Fund
•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund
•	Thornburg Intermediate Municipal Fund
•	Thornburg California Limited Term Municipal Fund
•	Thornburg New Mexico Intermediate Municipal Fund
•	Thornburg New York Intermediate Municipal Fund
•	Thornburg Limited Term U.S. Government Fund
•	Thornburg Limited Term Income Fund
•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report    43

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management® 800.847.0200

Distributor:

Thornburg Securities Corporation® 800.847.0200

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Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Global Opportunities Fund

Informational Brochure and
Semi-Annual Report – March 31, 2008

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (“NAV”) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

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Thornburg Global Opportunities Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 1.55%, as disclosed in the most recent Prospectus.

CO-PORTFOLIO MANAGERS

Left to right: W. Vinson Walden, CFA, and Brian McMahon

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	13.4x
Portfolio Price to Cash Flow*	11.2
Portfolio Price to Book Value*	2.8
Median Market Cap*	$14.1 B
Equity Holdings	33

*	Source: FactSet

Investment fads come and go, and the landscape is littered with funds which generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long-term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for — solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the entire Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward — to purchase promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to source how many companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED 3/31/08

	6 Mos.	1 Yr	Since Inception
A Shares (Incep: 7/28/06)
Without Sales Charge	(12.62)%	9.42%	26.63%
With Sales Charge	(16.57)%	4.53%	23.21%
MSCI AC World Index (Since: 7/28/06)	(10.91)%	(1.15)%	8.48%

*	Periods less than one year are not annualized.

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The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock universe are concentrated in a few, very large funds. Based on size alone, these funds must focus on the largest-capitalization stocks, or alternatively, spread their assets across a tremendous number of names. In fact, over 80% of category assets are concentrated in 10 funds, and the average world stock fund holds approximately 140 stocks.

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed thoroughly on its own merits, and the team then combines them into a portfolio of stocks, which, working in concert with each other, provides what they believe are the best long-term prospects for investors. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

To-date, we are very satisfied with the results of Thornburg Global Opportunities over the short-life of the Fund. We are also pleased with the reception of the Fund by the investing public. Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and make the most sense over the long-term.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Eastern Platinum Ltd.	Level 3 Communications, Inc.
Quadra Realty Trust, Inc.	Soho China Ltd.
Apache Corp.	Country Garden Holdings Co. Ltd.
Bachem Holding AG	Shenzhen Chiwan Wharf Hldgs.
Roche Holding AG	Dell, Inc.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

Freeport-McMoRan Copper & Gold, Inc.	4.9%
Dell, Inc.	4.7%
América Móvil SAB de C.V.	4.4%
KKR Financial Holdings LLC	4.2%
Eclipsys Corp.	4.1%
China Mobile Ltd.	4.1%
Crown Castle International Corp.	4.0%
Swiss Re	3.9%
Hong Kong Exchs. & Clearing Ltd.	3.5%
Intel Corp.	3.3%

PORTFOLIO COMPOSITION

As of 3/31/08

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Thornburg Global Opportunities Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

April 22, 2008

Dear Fellow Shareholder:

This letter will be somewhat longer than others we have written for the shareholder reports of Thornburg Global Opportunities Fund. In addition to covering the basic results of your Fund’s investment activities for the six-month period ended March 31, 2008, we believe it is appropriate to comment more extensively on the overall investment landscape, which has changed in important ways in recent months.

For the six-month period ended March 31, 2008, Thornburg Global Opportunities Fund produced a total negative return of 12.62% for Class A shares, compared to a total negative return of 10.91% for the MSCI AC World Index. Your Fund’s net asset value of Class A shares decreased by $3.05 per share from $20.06 to $17.01, though a portion of this reflects payment of 53.9¢ per share in capital gains dividends and ordinary dividends of 3.6¢ per share during the six-month period under review. Thornburg Global Opportunities Fund commenced operations on July 28, 2006 with a net asset value per Class A share of $11.94.

Between October 1, 2007 and March 31, 2008, 21 of your portfolio stocks delivered positive returns, while 26 showed negative returns. In general, the magnitude of the negative returns exceeded those of the positive returns. You might not expect this type of outcome from a portfolio of businesses that is capable of generating average earnings per share increases of more than 9% during 2007, and which carries an average price to earnings ratio of less than 13 based upon current expected 2008 earnings. Recent months have been marked by very unusual market conditions around the globe.

Your portfolio’s top performers included a diverse collection of businesses: Quadra Realty, which did an initial public offering in February 2007 and was acquired by its German parent in March 2008; Eastern Platinum, a relatively new Canadian/South African platinum miner; Bachem Holding, a Swiss manufacturer of peptides used primarily as active ingredients in drugs; Apache Corp., a U.S. oil and gas producer; Bovespa Holding, long time operator of the Brazilian stock exchange, which went public in late 2007; Roche Holding AG, the Swiss pharmaceutical giant; Liechtenstein Landesbank, a medium sized private bank based in Liechtenstein; Canadian Natural Resources, a fast growing Canadian oil and gas producer; Charles Schwab Corp., the U.S. financial services firm; and Teva Pharmaceuticals, the U.S.-Israeli generic drug producer.

Of your Fund’s ten worst performers, five were Chinese/Hong Kong firms, reflecting a local equity market there that has been down more than 40% in recent months: petrochemicals giant China Petroleum & Chemical, property developers Soho China Ltd. and Country Garden Holdings, Hong Kong Exchanges & Clearing Ltd., and Shenzhen Chiwan Wharf Holdings, a port operator. We sold shares of China Petroleum & Chemical and Soho China. We retain holdings in the others, which continue to perform in line with expectations. Korea’s Shinhan Financial Group had a share price decline rooted in investor anxieties about slowing Asian growth and financial risks, and currency depreciation of the Korean Won relative to the U.S. dollar. Dell and Level 3 Communications are both attempting to improve execution of incoming customer orders, and their stock prices were dented by investor concerns about slowing new order momentum. Babcock & Brown Air owns lease obligations against a fleet of aircraft, and KKR Financial LLC owns a portfolio of corporate debt obligations. Stock prices of each of these declined significantly due to investor concerns about the quality of assets owned, business conditions for their customers, and ongoing ability to fund their portfolios at reasonable rates in the debt markets. In addition to selling significantly below book value, each of these pays a very attractive dividend against the current stock price.

At March 31, 2008, domestic stocks comprise just over 38% of your portfolio; foreign stocks around 59%; and cash the remainder.

Certified Semi-Annual Report 7

Letter to Shareholders

Continued

It is understandable that any investor, or investment advisor, might be puzzled at recent financial market volatility. U.S. Treasury bond yields have declined significantly. Yields on most other bonds, including mortgage related bonds, have increased. Most equity indices around the world declined significantly during the first quarter of 2008, and even more so since their highs in October of 2007. Prices of most industrial and agricultural commodities have increased significantly this year, while the value of the U.S. dollar has declined against most other global currencies.

There is much mention of “de-leveraging” as a significant factor in falling prices of financial assets. How much leverage must be unwound? There is no simple answer to this, but it is instructive to note how much leverage was built up in recent years. The U.S. Securities & Exchange Commission publishes a composite balance sheet for all U.S. registered broker dealers, which shows the following dynamic over the four-year period from December 31, 2002 to December 31, 2006:

Category	$ billions 12/31/2002	$ billions 12/31/2006	$ billions Change		%
Total Assets	$3,114	$5,908	+$	2,794	+90%
Total Liabilities	$2,990	$5,743	+$	2,753	+92%
Total Equity Capital	$124.5	$165.4	+$	40.9	+33%
Equity Capital/Total Assets	4.0%	2.8%		1.46% on increase
Number of Firms	5,394	5,077

(Source: U.S. Securities & Exchange Commission, FOCUS Reports)

It is striking to note from the figures above that a slightly shrinking population of more than 5,000 U.S. broker dealer firms increased assets (mostly receivables from other broker dealers, long positions in securities, and securities purchased under agreements to resell) by approximately $2.8 trillion over the four year period shown, and supported these additional assets with only 1.46% ($40.9 billion) of new equity capital. That’s a great deal of leverage. U.S. banks increased their balance sheet leverage by more than 10% per year in the first eight years of this decade. U.S. households, in aggregate, borrowed more – often using their houses as collateral – to accumulate total debt of $13.6 trillion as of September 30, 2007, up from $7.2 trillion at the beginning of 2001. U.S. businesses, especially public companies, generally improved their balance sheets in recent years by reducing leverage relative to equity.

Now, the extreme leverage of broker dealers, banks, and households is unwinding. Holders of U.S. household debt will write off significant portions of the existing pool, and availability of additional household debt will slow to a trickle. Most of the assets being sold down by broker dealers and banks are debt assets. Just as most of the last $2.8 trillion of assets purchased with 1.46% equity and 98.54% borrowed money over the last few years were debt assets. In Europe, increased leverage has been concentrated in banks in most countries, with Ireland, the U.K. and Spain being notable exceptions. In Asia, households are relatively debt free, though the situation among banks is mixed. Thornburg Global Opportunities Fund has NOT employed financial leverage, since our portfolio is 100% funded by equity share purchases of our shareholders. Perhaps you have not either. But a long list of financial players, including closed-end mutual funds, hedge funds and “alternative” asset managers of varying descriptions have employed (formerly) low cost and readily available borrowings to transform high priced financial assets into respectable returns on equity. That game is finished for the foreseeable future.

For investors with real money to invest, the great debt unwind in progress is presenting an attractive buffet of higher yields and lower prices on virtually all financial assets, except U.S. Treasury securities and the highest quality plain vanilla money market instruments. This can be unnerving for investors who carefully watch daily price fluctuations and are comforted more by rising prices than by rising yields. Therefore, many are queuing up to pay high prices (as indicated by abnormally low yields) for U.S. Treasury securities

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and the highest quality money market instruments! We believe today’s combination of lower prices and higher yields on longer lived financial assets, stocks and debt presents a great opportunity for unleveraged, traditional saver-investors.

Against this backdrop, stock prices of many of the companies owned by Thornburg Global Opportunities Fund have declined. We are not blind to this, but we are not discouraged. As noted in the third paragraph of this letter, we do not believe the firms in your portfolio are expensively valued in relation to the earnings growth observed last year, and that we expect to see in 2008 and beyond.

Throughout the lifetimes of most readers of these words, the percentage of U.S. GDP (gross domestic product) tied to residential housing construction has varied between 3% and 7%, with recent years setting records at the high end of this range. It is probable that the U.S. economy will forfeit 2% to 4% of GDP tied to housing during 2008 and 2009. There is plenty of other work to do. It will be painful and challenging for workers, businesses, government, and capital markets to reprogram economic activity away from housing and into infrastructure improvement, updated energy production/consumption platforms, health care improvements, and other pursuits that are ultimately more productive than ever-larger kitchens, bathrooms, and debt laden balance sheets. This must happen. Most of the world has been paying attention to these more productive pursuits already, and global economic growth has been strong.

Since last summer, an overwhelming majority of new investor dollars invested in mutual funds have flowed into money market funds–more than $700 billion. We believe that yields on taxable and tax exempt money funds will drop below 2% and 1.5%, respectively, in the coming months. Following this, a very large pool of investor dollars will be looking for better returns elsewhere, but in sensible investment programs. We believe Thornburg Global Opportunities Fund, with its focused portfolio of attractively priced businesses from around the world, is a sensible investment program. There can be a shortage of immediate reinforcement to contrarian investors who channel funds away from the crowd, but it usually pays to think ahead and beat the rush. We believe shareholders of Thornburg Global Opportunities Fund should maintain a long-term perspective regarding their investment in this Fund.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Short term stock price fluctuations notwithstanding, we are generally encouraged by the progress of the businesses owned in your portfolio. Remember that you can review descriptions of many of the stocks in your portfolio by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $621,350,714) (Note 2)	$603,728,349
Cash	213,632
Cash denominated in foreign currency (cost $85,283)	82,619
Receivable for investments sold	2,528,559
Receivable for fund shares sold	1,513,421
Unrealized gain on forward exchange contracts (Note 7)	324,193
Dividends receivable	479,775
Prepaid expenses and other assets	82,869

Total Assets	608,953,417

LIABILITIES
Payable for securities purchased	22,657,524
Payable for fund shares redeemed	563,090
Unrealized loss on forward exchange contracts (Note 7)	62,886
Payable to investment advisor and other affiliates (Note 3)	620,945
Accounts payable and accrued expenses	102,537
Dividends payable	836

Total liabilities	24,007,818

NET ASSETS	$584,945,599

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,269,439
Net unrealized depreciation on investments	(17,178,842)
Accumulated net realized gain (loss)	(22,473,626)
Net capital paid in on shares of beneficial interest	622,328,628

$584,945,599

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($247,796,618 applicable to 14,566,276 shares of beneficial interest outstanding - Note 4)	$17.01
Maximum sales charge, 4.50% of offering price	0.80

Maximum offering price per share	$17.81

Class C Shares:
Net asset value and offering price per share * ($134,990,318 applicable to 8,031,601 shares of beneficial interest outstanding - Note 4)	$16.81

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($202,149,328 applicable to 11,825,973 shares of beneficial interest outstanding - Note 4)	$17.09

Class R3 Shares:
Net asset value, offering and redemption price per share ($3,221 applicable to 189 shares of beneficial interest outstanding - Note 4)	$17.02

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,056 applicable to 180 shares of beneficial interest outstanding - Note 4)	$17.02

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,058 applicable to 179 shares of beneficial interest outstanding - Note 4)	$17.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS
Thornburg Global Opportunities Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $367,567)	$6,850,878
Interest income	720,069

Total Income	7,570,947

EXPENSES:
Investment advisory fees (Note 3)	2,669,311
Administration fees (Note 3)
Class A Shares	174,991
Class C Shares	83,503
Class I Shares	50,808
Class R3 Shares	1
Class R4 Shares	1
Distribution and service fees (Note 3)
Class A Shares	359,993
Class C Shares	670,534
Class R3 Shares	3
Class R4 Shares	1
Transfer agent fees
Class A Shares	106,813
Class C Shares	68,576
Class I Shares	27,631
Class R3 Shares	300
Class R4 Shares	300
Class R5 Shares	300
Registration and filing fees
Class A Shares	23,492
Class C Shares	12,203
Class I Shares	15,962
Class R3 Shares	4,194
Class R4 Shares	4,194
Class R5 Shares	4,194
Custodian fees (Note 3)	129,419
Professional fees	25,745
Accounting fees	12,514
Trustee fees	2,526
Other expenses	53,412

Total Expenses	4,500,921
Less:
Expenses reimbursed by investment advisor (Note 3)	(51,807)
Fees paid indirectly (Note 3)	(8,919)

Net Expenses	4,440,195

Net Investment Income	$3,130,752

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg Global Opportunities Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(19,680,941)
Foreign currency transactions	(1,363,624)

(21,044,565)

Net change in unrealized appreciation (depreciation) on:
Investments	(75,083,395)
Foreign currency translations	450,201

(74,633,194)

Net Realized and Unrealized loss	(95,677,759)

Net Decrease in Net Assets Resulting From Operations	$(92,547,007)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,130,752	$728,863
Net realized gain (loss) on investments and foreign currency transactions	(21,044,565)	16,816,919
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(74,633,194)	56,558,223

Net Increase (Decrease) in Net Assets Resulting from Operations	(92,547,007)	74,104,005

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(577,184)	(2,647)
Class I Shares	(936,801)	(17,567)
From realized gains
Class A Shares	(8,262,772)	(223,855)
Class C Shares	(3,642,010)	(86,617)
Class I Shares	(5,983,950)	(226,047)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	33,845,546	217,027,928
Class C Shares	51,315,218	87,907,758
Class I Shares	133,490,732	74,800,459
Class R3 Shares	3,370	—
Class R4 Shares	3,200	—
Class R5 Shares	3,200	—

Net Increase in Net Assets	106,711,542	453,283,417

NET ASSETS:
Beginning of period	478,234,057	24,950,640

End of period	$584,945,599	$478,234,057

Undistributed net investment income	$2,269,439	$652,672

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated

Certified Semi-Annual Report 15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each

16 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $38,325 for Class I shares, $4,494 for Class R3 shares, $4,494 for Class R4 shares, and $4,494 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $111,625 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $70,035 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $8,919. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	March 31, 2008 (unaudited)		September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,882,080	$113,289,814	13,660,081	$238,770,592
Shares issued to shareholders in reinvestment of dividends	409,826	7,732,060	14,864	208,773
Shares repurchased	(4,807,024)	(87,189,032)	(1,252,603)	(21,960,678)
Redemption fees received**	—	12,704	—	9,241

Net Increase (Decrease)	1,484,882	$33,845,546	12,422,342	$217,027,928

Class C Shares
Shares sold	3,353,354	$63,897,174	5,344,378	$91,693,393
Shares issued to shareholders in reinvestment of dividends	154,440	2,878,767	4,462	62,462
Shares repurchased	(876,480)	(15,466,907)	(221,453)	(3,852,049)
Redemption fees received**	—	6,184	—	3,952

Net Increase (Decrease)	2,631,314	$51,315,218	5,127,387	$87,907,758

Certified Semi-Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

	Six Months Ended		Year Ended
	March 31, 2008 (unaudited)		September 30, 2007 (audited)
Class I Shares
Shares sold	8,803,508	$176,167,963	4,793,763	$81,916,342
Shares issued to shareholders in reinvestment of dividends	300,018	5,694,539	16,374	230,652
Shares repurchased	(2,656,876)	(48,381,242)	(438,535)	(7,351,459)
Redemption fees received**	—	9,472	—	4,924

Net Increase (Decrease)	6,446,650	$133,490,732	4,371,602	$74,800,459

Class R3 Shares(a)
Shares sold	189	$3,371	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	(1)	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	189	$3,370	—	$—

Class R4 Shares(a)
Shares sold	180	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	180	$3,200	—	$—

Class R5 Shares(a)
Shares sold	179	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	179	$3,200	—	$—

(a)	Effective date of this class of shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18 Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $497,051,950 and $250,415,473, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$622,780,019

Gross unrealized appreciation on a tax basis	$32,885,640
Gross unrealized depreciation on a tax basis	(51,937,310)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(19,051,670)

At March 31, 2008, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $67,816. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
733,000,000 Philippine Peso for 17,748,184 USD	June 16, 2008	$324,193

Net unrealized gain (loss) from forward Sell contracts:		$324,193

CONTRACTS TO BUY:

Contracts	Contract Value Date	Unrealized Gain (Loss)
86,500,000 Philippine Peso for 2,119,059 USD	June 16, 2008	$(62,886)

Net unrealized gain (loss) from forward Buy contracts:		$(62,886)

Net unrealized gain (loss) from forward Exchange contracts:		$261,307

Certified Semi-Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30, 2007		Period Ended Sept. 30, 2006(a)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$20.06	$12.86		$11.94

Income from investment operations:
Net investment income (loss)	0.09	0.07		0.01
Net realized and unrealized gain (loss) on investments	(2.56)	7.29		0.91

Total from investment operations	(2.47)	7.36		0.92

Less dividends from:
Net investment income	(0.04)	(0.00	) (b)	—
Net realized gains	(0.54)	(0.16)		—
Total dividends	(0.58)	(0.16)		—

Change in net asset value	(3.05)	7.20		0.92
NET ASSET VALUE, end of period	$17.01	$20.06		$12.86

RATIOS/SUPPLEMENTAL DATA

Total return (%)(c)	(12.62)	57.75		7.71
Ratios to average net assets:
Net investment income (loss) (%)	1.01 (d)	0.41		0.34	(d)
Expenses, after expense reductions (%)	1.41 (d)	1.51		1.70	(d)
Expenses, after expense reductions and net of custody credits (%)	1.41 (d)	1.50		1.63	(d)
Expenses, before expense reductions (%)	1.42 (d)	1.55		6.12	(d)(e)
Portfolio turnover rate (%)	43.19	91.02		6.08
Net assets at end of period (thousands)	$247,797	$262,475		$8,477

(a)	Fund commenced operations on July 28, 2006.
(b)	Dividends from net investment income per share were less than $(0.01).
(c)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report 21

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30, 2007	Period Ended Sept. 30, 2006(a)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$19.87	$12.84	$11.94

Income from investment operations:
Net investment income (loss)	0.02	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.54)	7.25	0.91

Total from investment operations	(2.52)	7.19	0.90

Less dividends from:
Net realized gains	(0.54)	(0.16)	—

Change in net asset value	(3.06)	7.03	0.90
NET ASSET VALUE, end of period	$16.81	$19.87	$12.84

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(12.95)	56.48	7.54
Ratios to average net assets:
Net investment income (loss) (%)	0.26 (c)	(0.34)	(0.40	) (c)
Expenses, after expense reductions (%)	2.19 (c)	2.28	2.41	(c)
Expenses, after expense reductions and net of custody credits (%)	2.19 (c)	2.28	2.35	(c)
Expenses, before expense reductions (%)	2.19 (c)	2.33	9.01	(c)(d)
Portfolio turnover rate (%)	43.19	91.02	6.08
Net assets at end of period (thousands)	$134,990	$107,298	$3,505

(a)	Fund commenced operations on July 28, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

22 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30, 2007	Period Ended Sept. 30, 2006(a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$20.16	$12.87	$11.94

Income from investment operations:
Net investment income (loss)	0.14	0.17	0.02
Net realized and unrealized gain (loss) on investments	(2.59)	7.29	0.91

Total from investment operations	(2.45)	7.46	0.93

Less dividends from:
Net investment income	(0.08)	(0.01)	—
Net realized gains	(0.54)	(0.16)	—
Total dividends	(0.62)	(0.17)	—

Change in net asset value	(3.07)	7.29	0.93
NET ASSET VALUE, end of period	$17.09	$20.16	$12.87

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(12.45)	58.51	7.79
Ratios to average net assets:
Net investment income (loss) (%)	1.53 (c)	0.97	0.90	(c)
Expenses, after expense reductions (%)	0.99 (c)	1.00	1.04	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.03 (c)	1.20	2.98	(c)
Portfolio turnover rate (%)	43.19	91.02	6.08
Net assets at end of period (thousands)	$202,149	$108,461	$12,968

(a)	Fund commenced operations on July 28, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Global Opportunities Fund

	Period Ended March 31, 2008(a)*
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.91

Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	(0.95)

Total from investment operations	(0.89)
Change in net asset value	(0.89)
NET ASSET VALUE, end of period	$17.02

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(4.97)
Ratios to average net assets:
Net investment income (loss) (%)	2.14	(c)
Expenses, after expense reductions (%)	1.42	(c)
Expenses, after expense reductions and net of custody credits (%)	1.41	(c)
Expenses, before expense reductions (%)	908.39	(c)(d)
Portfolio turnover rate (%)	43.19
Net assets at end of period (thousands)	$3

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

24 Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Global Opportunities Fund

	Period Ended March 31, 2008(a)*
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$17.91

Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	(0.95)

Total from investment operations	(0.89)
Change in net asset value	(0.89)
NET ASSET VALUE, end of period	$17.02

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(4.97)
Ratios to average net assets:
Net investment income (loss) (%)	2.20	(c)
Expenses, after expense reductions (%)	1.42	(c)
Expenses, after expense reductions and net of custody credits (%)	1.41	(c)
Expenses, before expense reductions (%)	930.11	(c)(d)
Portfolio turnover rate (%)	43.19
Net assets at end of period (thousands)	$3

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Global Opportunities Fund

	Period Ended March 31, 2008(a)*
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$17.98

Income from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss) on investments	(0.96)

Total from investment operations	(0.88)
Change in net asset value	(0.88)
NET ASSET VALUE, end of period	$17.10

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(4.89)
Ratios to average net assets:
Net investment income (loss) (%)	2.66	(c)
Expenses, after expense reductions (%)	0.91	(c)
Expenses, after expense reductions and net of custody credits (%)	0.90	(c)
Expenses, before expense reductions (%)	929.31	(c)(d)
Portfolio turnover rate (%)	43.19
Net assets at end of period (thousands)	$3

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

26 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-343, CLASS C – 885-215-335, CLASS I – 885-215-327, CLASS R3 – 885-215-145, CLASS R4 –885-215-137, CLASS R5 – 885-215-129 NASDAQ SYMBOLS: CLASS A – THOAX, CLASS C – THOCX, CLASS I – THOIX, CLASS R3 – THORX, CLASS R4 – THOVX, CLASS R5 – THOFX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Telecommunication Services	17.2%

Diversified Financials	11.2%

Materials	11.0%

Energy	9.9%

Pharmaceuticals, Biotechnology & Life Sciences	8.8%

Technology Hardware & Equipment	4.7%

Health Care Equipment & Services	4.1%

Insurance	3.9%

Banks	3.7%

Semiconductors & Semiconductor Equipment	3.3%

Real Estate	3.3%

Commercial Services & Supplies	3.2%

Consumer Services	2.9%

Utilities	2.9%

Media	2.7%

Transportation	2.6%

Capital Goods	2.2%

Other Assets & Cash Equivalents	2.4%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

United States of America	39.2%

Switzerland	12.8%

China	9.2%

Hong Kong	6.3%

Canada	5.7%

Greece	5.0%

Mexico	4.5%

Philippines	3.0%

Israel	2.9%

Brazil	2.6%

Spain	2.5%

Ireland	2.3%

Italy	2.1%

Korea	1.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.60%
BANKS — 3.65%
COMMERCIAL BANKS — 3.65%
Liechtensteinische Landesbank AG	129,887	$10,332,367
Shinhan Financial Group Co., Ltd.	208,900	11,031,928

		21,364,295

CAPITAL GOODS — 2.24%
TRADING COMPANIES & DISTRIBUTORS — 2.24%
Babcock & Brown Air Ltd. ADR	806,025	13,097,906

		13,097,906

Certified Semi-Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 3.21%
COMMERCIAL SERVICES & SUPPLIES — 3.21%
Huron Consulting Group, Inc.+	451,500	$18,759,825

		18,759,825

CONSUMER SERVICES — 2.93%
HOTELS, RESTAURANTS & LEISURE — 2.93%
OPAP SA	481,500	17,164,583

		17,164,583

DIVERSIFIED FINANCIALS — 11.18%
CAPITAL MARKETS — 0.99%
Verwaltungs Private Bank AG	26,195	5,784,476
DIVERSIFIED FINANCIAL SERVICES — 10.19%
Bovespa Holding SA	1,086,500	14,643,942
Hong Kong Exchanges & Clearing Ltd.	1,201,600	20,627,134
KKR Financial Holdings LLC	1,921,429	24,325,291

		65,380,843

ENERGY — 9.86%
OIL, GAS & CONSUMABLE FUELS — 9.86%
Apache Corp.	95,950	11,592,679
Canadian Natural Resources Ltd.+	199,900	13,685,004
Capital Product Partners LP	609,157	11,360,778
China Petroleum & Chemical Corp.	10,444,000	8,924,030
Eni S.p.A.	355,100	12,109,256

		57,671,747

HEALTH CARE EQUIPMENT & SERVICES — 4.13%
HEALTH CARE TECHNOLOGY — 4.13%
Eclipsys Corp.+	1,232,606	24,171,404

		24,171,404

INSURANCE — 3.87%
INSURANCE — 3.87%
Swiss Re	258,925	22,617,807

		22,617,807

MATERIALS — 11.02%
METALS & MINING — 11.02%
Eastern Platinum Ltd.+	5,885,400	18,577,326
Freeport-McMoRan Copper & Gold, Inc.	296,000	28,481,120
Mercator Minerals Ltd.+	1,696,700	17,438,925

		64,497,371

MEDIA — 2.72%
MEDIA — 2.72%
Comcast Corp.+	837,800	15,893,066

		15,893,066

28 Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.74%
LIFE SCIENCES TOOLS & SERVICES — 3.05%
Bachem Holding AG+	190,500	$17,830,002
PHARMACEUTICALS — 5.69%
Roche Holding AG	90,000	16,937,871
Teva Pharmaceutical Industries Ltd. ADR	354,100	16,355,879

		51,123,752

REAL ESTATE — 3.32%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.32%
Country Garden Holdings Co.	22,621,000	19,416,045

		19,416,045

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.32%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.32%
Intel Corp.	917,200	19,426,296

		19,426,296

TECHNOLOGY HARDWARE & EQUIPMENT — 4.74%
COMPUTERS & PERIPHERALS — 4.74%
Dell, Inc.+	1,392,800	27,744,576

		27,744,576

TELECOMMUNICATION SERVICES — 17.18%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.74%
Level 3 Communications, Inc.+	6,339,200	13,439,104
Telefónica SA	497,000	14,280,414
WIRELESS TELECOMMUNICATION SERVICES — 12.44%
América Móvil SAB de C.V.	402,000	25,603,380
China Mobile Ltd.	1,607,000	23,910,956
Crown Castle International Corp.+	674,000	23,246,260

		100,480,114

TRANSPORTATION — 2.60%
TRANSPORTATION INFRASTRUCTURE — 2.60%
Shenzhen Chiwan Wharf Holdings Ltd.	10,492,803	15,208,036

		15,208,036

UTILITIES — 2.89%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.89%
PNOC Energy Development Corp.	119,724,100	16,910,993

		16,910,993

TOTAL COMMON STOCK (Cost $588,551,023)		570,928,659

SHORT TERM INVESTMENTS — 5.61%
General Electric Capital Corp., 2.00%, 4/1/2008	27,500,000	27,500,000
Toyota Motor Credit, 2.10%, 4/2/2008	5,300,000	5,299,690

TOTAL SHORT TERM INVESTMENTS (Cost $32,799,691)		32,799,690

Certified Semi-Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

Value
TOTAL INVESTMENTS — 103.21% (Cost $621,350,714)	$603,728,349
LIABILITIES NET OF OTHER ASSETS — (3.21)%	(18,782,750)

NET ASSETS — 100.00%	$584,945,599

Footnote Legend

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

See notes to financial statements.

30 Certified Semi-Annual Report

EXPENSE EXAMPLE
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d)	a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$873.80	$6.61
Hypothetical*	$1,000.00	$1,017.95	$7.12
Class C Shares
Actual	$1,000.00	$870.50	$10.22
Hypothetical*	$1,000.00	$1,014.07	$11.00
Class I Shares
Actual	$1,000.00	$875.50	$4.64
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$848.42	$6.54
Hypothetical*	$1,000.00	$1,017.93	$7.14
Class R4 Shares
Actual	$1,000.00	$848.42	$6.53
Hypothetical*	$1,000.00	$1,017.93	$7.13
Class R5 Shares
Actual	$1,000.00	$850.86	$4.17
Hypothetical*	$1,000.00	$1,020.50	$4.55

†	Expenses are equal to the annualized expense ratio for each class (A: 1.41%; C: 2.19%; I: 0.99%; R3: 1.41%; R4: 1.41%; R5: 0.90%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report 31

INDEX COMPARISON
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Global Opportunities Fund versus MSCI AC World Index (July 28, 2006 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 07/28/06)	4.53%	23.21%
C Shares (Incep: 07/28/06)	7.57%	25.61%
I Shares (Incep: 07/28/06)	9.90%	27.20%
R3 Shares (Incep: 02/01/08)	—	(4.97)%*
R4 Shares (Incep: 02/01/08)	—	(4.97)%*
R5 Shares (Incep: 02/01/08)	—	(4.89)%*
MSCI All Country World Index (Since: 07/28/06)	(1.15)%	8.48%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class I, R3, R4 and R5 shares are available only to certain qualified investors. Class A and Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

32 Certified Semi-Annual Report

OTHER INFORMATION
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report 33

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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36 This page is not part of the Semi-Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report. 37

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

* This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report. 39

Waste not, Wait not

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Get instant access to your shareholder reports.

By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.

Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH1411	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Global Opportunities Fund

I Shares

Informational Brochure and
Semi-Annual Report – March 31, 2008

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Global Opportunities Fund

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.

2    This page is not part of the Semi-Annual Report

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the Funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investment may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index – The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

U.S. Treasury Securities – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal income taxes.

Gross Domestic Product (GDP) – The market value of goods and services produced by labor and property in the United States, regardless of nationality.

This page is not part of the Semi-Annual Report    3

Thornburg Global Opportunities Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 1.20%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. The subsidized expense ratio reflects the annual operating expenses of the Fund minus any fee waivers or expense reimbursements. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	13.4x
Portfolio Price to Cash Flow*	11.2
Portfolio Price to Book Value*	2.8
Median Market Cap*	$14.1 B
Equity Holdings	33

*	Source: FactSet

Investment fads come and go, and the landscape is littered with funds which generated an avalanche of interest for a brief period of time, then fell by the wayside when the market turned its attention to the next hot trend. At Thornburg Investment Management, we believe that the soundest investments over the long-term are conceptually simple and grounded in common sense. It is with this mindset that we created the Thornburg Global Opportunities Fund.

The Fund was launched in 2006 to capitalize on what Thornburg Investment Management is known for – solid, bottom-up research based on a team-oriented, flexible approach to uncovering value. The goal in creating the Fund was to leverage the research of the entire Thornburg equity investment team, while employing a broad mandate to pursue companies across the globe. Once identified, a focused number of stocks are combined into a compact, yet diversified portfolio.

The philosophy of Thornburg Global Opportunities Fund is straightforward – to purchase promising companies that the team feels are trading at a discount to their intrinsic value. As the balance sheets of global companies become more complex, it is getting increasingly difficult to source how many companies actually make money. These companies are not the ones pursued in the Global Opportunities Fund. Rather, we believe that straightforward business models executed by capable management teams make the best investments.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED 3/31/08

	6 Mos.	1 Yr	Since Inception
I Shares (Incep: 7/28/06)	(12.45)%	9.90%	27.20%
MSCI AC World Index (Since: 7/28/06)	(10.91)%	(1.15)%	8.48%

*	Periods less than one year are not annualized.

4    This page is not part of the Semi-Annual Report

The Thornburg Global Opportunities Fund is unique in the marketplace. Currently, assets in the global stock universe are concentrated in a few, very large funds. Based on size alone, these funds must focus on the largest-capitalization stocks, or alternatively, spread their assets across a tremendous number of names. In fact, over 80% of category assets are concentrated in 10 funds, and the average world stock fund holds approximately 140 stocks.

Thornburg Global Opportunities Fund is different, in that it will typically be focused in 30–40 stocks which the management team feels have the best combination of promise and discount. Each stock is analyzed thoroughly on its own merits, and the team then combines them into a portfolio of stocks, which, working in concert with each other, provides what they believe are the best long-term prospects for investors. The result is a Fund which looks quite unlike either the MSCI AC World Index or its peers.

To-date, we are very satisfied with the results of Thornburg Global Opportunities over the short-life of the Fund. We are also pleased with the reception of the Fund by the investing public. Thornburg Global Opportunities Fund is grounded in common sense principles, which we think resonate well with investors and make the most sense over the long-term.

STOCKS CONTRIBUTING AND DETRACTING

FOR SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Eastern Platinum Ltd.	Level 3 Communications, Inc.
Quadra Realty Trust, Inc.	Soho China Ltd.
Apache Corp.	Country Garden Holdings Co. Ltd.
Bachem Holding AG	Shenzhen Chiwan Wharf Hldgs.
Roche Holding AG	Dell, Inc.

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

Freeport-McMoRan Copper & Gold, Inc.	4.9%
Dell, Inc.	4.7%
América Móvil SAB de C.V.	4.4%
KKR Financial Holdings LLC	4.2%
Eclipsys Corp.	4.1%
China Mobile Ltd.	4.1%
Crown Castle International Corp.	4.0%
Swiss Re	3.9%
Hong Kong Exchs. & Clearing Ltd.	3.5%
Intel Corp.	3.3%

PORTFOLIO COMPOSITION

As of 3/31/08

This page is not part of the Semi-Annual Report    5

Thornburg Global Opportunities Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

April 22, 2008

Dear Fellow Shareholder:

This letter will be somewhat longer than others we have written for the shareholder reports of Thornburg Global Opportunities Fund. In addition to covering the basic results of your Fund’s investment activities for the six-month period ended March 31, 2008, we believe it is appropriate to comment more extensively on the overall investment landscape, which has changed in important ways in recent months.

For the six-month period ended March 31, 2008, Thornburg Global Opportunities Fund produced a total negative return of 12.45% for Class I shares, compared to a total negative return of 10.91% for the MSCI AC World Index. Your Fund’s net asset value of Class I shares decreased by $3.07 per share from $20.16 to $17.09, though a portion of this reflects payment of 53.9¢ per share in capital gains dividends and ordinary dividends of 8.1¢ per share during the six-month period under review. Thornburg Global Opportunities Fund commenced operations on July 28, 2006 with a net asset value per Class I share of $11.94.

Between October 1, 2007 and March 31, 2008, 21 of your portfolio stocks delivered positive returns, while 26 showed negative returns. In general, the magnitude of the negative returns exceeded those of the positive returns. You might not expect this type of outcome from a portfolio of businesses that is capable of generating average earnings per share increases of more than 9% during 2007 and which carries an average price to earnings ratio of less than 13 based upon current expected 2008 earnings. Recent months have been marked by very unusual market conditions around the globe.

Your portfolio’s top performers included a diverse collection of businesses: Quadra Realty, which did an initial public offering in February 2007 and was acquired by its German parent in March 2008; Eastern Platinum, a relatively new Canadian/South African platinum miner; Bachem Holding, a Swiss manufacturer of peptides used primarily as active ingredients in drugs; Apache Corp., a U.S. oil and gas producer; Bovespa Holding, long time operator of the Brazilian stock exchange, which went public in late 2007; Roche Holding AG, the Swiss pharmaceutical giant; Liechtenstein Landesbank, a medium sized private bank based in Liechtenstein; Canadian Natural Resources, a fast growing Canadian oil and gas producer; Charles Schwab Corp., the U.S. financial services firm; and Teva Pharmaceuticals, the U.S.-Israeli generic drug producer.

Of your Fund’s ten worst performers, five were Chinese/Hong Kong firms, reflecting a local equity market there that has been down more than 40% in recent months: petrochemicals giant China Petroleum & Chemical, property developers Soho China Ltd. and Country Garden Holdings, Hong Kong Exchanges & Clearing Ltd., and Shenzhen Chiwan Wharf Holdings, a port operator. We sold shares of China Petroleum & Chemical and Soho China. We retain holdings in the others, which continue to perform in line with expectations. Korea’s Shinhan Financial Group had a share price decline rooted in investor anxieties about slowing Asian growth and financial risks, and currency depreciation of the Korean Won relative to the U.S. dollar. Dell and Level 3 Communications are both attempting to improve execution of incoming customer orders, and their stock prices were dented by investor concerns about slowing new order momentum. Babcock & Brown Air owns lease obligations against a fleet of aircraft, and KKR Financial LLC owns a portfolio of corporate debt obligations. Stock prices of each of these declined significantly due to investor concerns about the quality of assets owned, business conditions for their customers, and ongoing ability to fund their portfolios at reasonable rates in the debt markets. In addition to selling significantly below book value, each of these pays a very attractive dividend against the current stock price.

At March 31, 2008, domestic stocks comprise just over 38% of your portfolio; foreign stocks around 59%; and cash the remainder.

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Letter to Shareholders
Continued

It is understandable that any investor, or investment advisor, might be puzzled at recent financial market volatility. U.S. Treasury bond yields have declined significantly. Yields on most other bonds, including mortgage related bonds, have increased. Most equity indices around the world declined significantly during the first quarter of 2008, and even more so since their highs in October of 2007. Prices of most industrial and agricultural commodities have increased significantly this year, while the value of the U.S. dollar has declined against most other global currencies.

There is much mention of “de-leveraging” as a significant factor in falling prices of financial assets. How much leverage must be unwound? There is no simple answer to this, but it is instructive to note how much leverage was built up in recent years. The U.S. Securities & Exchange Commission publishes a composite balance sheet for all U.S. registered broker dealers, which shows the following dynamic over the four-year period from December 31, 2002 to December 31, 2006:

Category	$ billions 12/31/2002	$ billions 12/31/2006	$ billions Change	%
Total Assets	$3,114	$5,908	+$2,794	+90%
Total Liabilities	$2,990	$5,743	+$2,753	+92%
Total Equity Capital	$124.5	$165.4	+$40.9	+33%
Equity Capital/Total Assets	4.0%	2.8%	1.46% on increase
Number of Firms	5,394	5,077

(Source: U.S. Securities & Exchange Commission, FOCUS Reports)

It is striking to note from the figures above that a slightly shrinking population of more than 5,000 U.S. broker dealer firms increased assets (mostly receivables from other broker dealers, long positions in securities, and securities purchased under agreements to resell) by approximately $2.8 trillion over the four year period shown, and supported these additional assets with only 1.46% ($40.9 billion) of new equity capital. That’s a great deal of leverage. U.S. banks increased their balance sheet leverage by more than 10% per year in the first eight years of this decade. U.S. households, in aggregate, borrowed more – often using their houses as collateral – to accumulate total debt of $13.6 trillion as of September 30, 2007, up from $7.2 trillion at the beginning of 2001. U.S. businesses, especially public companies, generally improved their balance sheets in recent years by reducing leverage relative to equity.

Now, the extreme leverage of broker dealers, banks, and households is unwinding. Holders of U.S. household debt will write off significant portions of the existing pool, and availability of additional household debt will slow to a trickle. Most of the assets being sold down by broker dealers and banks are debt assets. Just as most of the last $2.8 trillion of assets purchased with 1.46% equity and 98.54% borrowed money over the last few years were debt assets. In Europe, increased leverage has been concentrated in banks in most countries, with Ireland, the U.K. and Spain being notable exceptions. In Asia, households are relatively debt free, though the situation among banks is mixed. Thornburg Global Opportunities Fund has NOT employed financial leverage, since our portfolio is 100% funded by equity share purchases of our shareholders. Perhaps you have not either. But a long list of financial players, including closed-end mutual funds, hedge funds and “alternative” asset managers of varying descriptions have employed (formerly) low cost and readily available borrowings to transform high priced financial assets into respectable returns on equity. That game is finished for the foreseeable future.

For investors with real money to invest, the great debt unwind in progress is presenting an attractive buffet of higher yields and lower prices on virtually all financial assets, except U.S. Treasury securities and the highest quality plain vanilla money market instruments. This can be unnerving for investors who carefully watch daily price fluctuations and are comforted more by rising prices than by rising yields. Therefore, many are queuing up to pay high prices (as indicated by abnormally low yields) for U.S. Treasury securities

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and the highest quality money market instruments! We believe today’s combination of lower prices and higher yields on longer lived financial assets, stocks and debt presents a great opportunity for unleveraged, traditional saver-investors.

Against this backdrop, stock prices of many of the companies owned by Thornburg Global Opportunities Fund have declined. We are not blind to this, but we are not discouraged. As noted in the third paragraph of this letter, we do not believe the firms in your portfolio are expensively valued in relation to the earnings growth observed last year, and that we expect to see in 2008 and beyond.

Throughout the lifetimes of most readers of these words, the percentage of U.S. GDP (gross domestic product) tied to residential housing construction has varied between 3% and 7%, with recent years setting records at the high end of this range. It is probable that the U.S. economy will forfeit 2% to 4% of GDP tied to housing during 2008 and 2009. There is plenty of other work to do. It will be painful and challenging for workers, businesses, government, and capital markets to reprogram economic activity away from housing and into infrastructure improvement, updated energy production/consumption platforms, health care improvements, and other pursuits that are ultimately more productive than ever-larger kitchens, bathrooms, and debt laden balance sheets. This must happen. Most of the world has been paying attention to these more productive pursuits already, and global economic growth has been strong.

Since last summer, an overwhelming majority of new investor dollars invested in mutual funds have flowed into money market funds–more than $700 billion. We believe that yields on taxable and tax exempt money funds will drop below 2% and 1.5%, respectively, in the coming months. Following this, a very large pool of investor dollars will be looking for better returns elsewhere, but in sensible investment programs. We believe Thornburg Global Opportunities Fund, with its focused portfolio of attractively priced businesses from around the world, is a sensible investment program. There can be a shortage of immediate reinforcement to contrarian investors who channel funds away from the crowd, but it usually pays to think ahead and beat the rush. We believe shareholders of Thornburg Global Opportunities Fund should maintain a long-term perspective regarding their investment in this Fund.

Thank you for being a shareholder of Thornburg Global Opportunities Fund. Short term stock price fluctuations notwithstanding, we are generally encouraged by the progress of the businesses owned in your portfolio. Remember that you can review descriptions of many of the stocks in your portfolio by going to our internet site, www.thornburg.com/funds. Best wishes for a wonderful summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Co-Portfolio Manager	Co-Portfolio Manager
CEO & Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $621,350,714) (Note 2)	$603,728,349
Cash	213,632
Cash denominated in foreign currency (cost $85,283)	82,619
Receivable for investments sold	2,528,559
Receivable for fund shares sold	1,513,421
Unrealized gain on forward exchange contracts (Note 7)	324,193
Dividends receivable	479,775
Prepaid expenses and other assets	82,869

Total Assets	608,953,417

LIABILITIES
Payable for securities purchased	22,657,524
Payable for fund shares redeemed	563,090
Unrealized loss on forward exchange contracts (Note 7)	62,886
Payable to investment advisor and other affiliates (Note 3)	620,945
Accounts payable and accrued expenses	102,537
Dividends payable	836

Total liabilities	24,007,818

NET ASSETS	$584,945,599

NET ASSETS CONSIST OF:
Undistributed net investment income	$2,269,439
Net unrealized depreciation on investments	(17,178,842)
Accumulated net realized gain (loss)	(22,473,626)
Net capital paid in on shares of beneficial interest	622,328,628

$584,945,599

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($247,796,618 applicable to 14,566,276 shares of beneficial interest outstanding – Note 4)	$17.01
Maximum sales charge, 4.50% of offering price	0.80

Maximum offering price per share	$17.81

Class C Shares:
Net asset value and offering price per share * ($134,990,318 applicable to 8,031,601 shares of beneficial interest outstanding – Note 4)	$16.81

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

Class I Shares:
Net asset value, offering and redemption price per share ($202,149,328 applicable to 11,825,973 shares of beneficial interest outstanding – Note 4)	$17.09

Class R3 Shares:
Net asset value, offering and redemption price per share ($3,221 applicable to 189 shares of beneficial interest outstanding – Note 4)	$17.02

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,056 applicable to 180 shares of beneficial interest outstanding – Note 4)	$17.02

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,058 applicable to 179 shares of beneficial interest outstanding – Note 4)	$17.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $367,567)	$6,850,878
Interest income	720,069

Total Income	7,570,947

EXPENSES:
Investment advisory fees (Note 3)	2,669,311
Administration fees (Note 3)
Class A Shares	174,991
Class C Shares	83,503
Class I Shares	50,808
Class R3 Shares	1
Class R4 Shares	1
Distribution and service fees (Note 3)
Class A Shares	359,993
Class C Shares	670,534
Class R3 Shares	3
Class R4 Shares	1
Transfer agent fees
Class A Shares	106,813
Class C Shares	68,576
Class I Shares	27,631
Class R3 Shares	300
Class R4 Shares	300
Class R5 Shares	300
Registration and filing fees
Class A Shares	23,492
Class C Shares	12,203
Class I Shares	15,962
Class R3 Shares	4,194
Class R4 Shares	4,194
Class R5 Shares	4,194
Custodian fees (Note 3)	129,419
Professional fees	25,745
Accounting fees	12,514
Trustee fees	2,526
Other expenses	53,412

Total Expenses	4,500,921
Less:
Expenses reimbursed by investment advisor (Note 3)	(51,807)
Fees paid indirectly (Note 3)	(8,919)

NET EXPENSES	4,440,195

NET INVESTMENT INCOME	$3,130,752

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg Global Opportunities Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(19,680,941)
Foreign currency transactions	(1,363,624)

(21,044,565)

Net change in unrealized appreciation (depreciation) on:
Investments	(75,083,395)
Foreign currency translations	450,201

(74,633,194)

Net Realized and Unrealized Loss	(95,677,759)

Net Decrease in Net Assets Resulting From Operations	$(92,547,007)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2008*	Year Ended September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$3,130,752	$728,863
Net realized gain (loss) on investments and foreign currency transactions	(21,044,565)	16,816,919
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(74,633,194)	56,558,223

Net Increase (Decrease) in Net Assets Resulting from Operations	(92,547,007)	74,104,005

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(577,184)	(2,647)
Class I Shares	(936,801)	(17,567)
From realized gains
Class A Shares	(8,262,772)	(223,855)
Class C Shares	(3,642,010)	(86,617)
Class I Shares	(5,983,950)	(226,047)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	33,845,546	217,027,928
Class C Shares	51,315,218	87,907,758
Class I Shares	133,490,732	74,800,459
Class R3 Shares	3,370	—
Class R4 Shares	3,200	—
Class R5 Shares	3,200	—

Net Increase in Net Assets	106,711,542	453,283,417
NET ASSETS:
Beginning of period	478,234,057	24,950,640

End of period	$584,945,599	$478,234,057

Undistributed net investment income	$2,269,439	$652,672

* Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on July 28, 2006. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg International Growth Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each

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NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $38,325 for Class I shares, $4,494 for Class R3 shares, $4,494 for Class R4 shares, and $4,494 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $111,625 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $70,035 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $8,919. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,882,080	$113,289,814	13,660,081	$238,770,592
Shares issued to shareholders in reinvestment of dividends	409,826	7,732,060	14,864	208,773
Shares repurchased	(4,807,024)	(87,189,032)	(1,252,603)	(21,960,678)
Redemption fees received**	—	12,704	—	9,241

Net Increase (Decrease)	1,484,882	$33,845,546	12,422,342	$217,027,928

Class C Shares
Shares sold	3,353,354	$63,897,174	5,344,378	$91,693,393
Shares issued to shareholders in reinvestment of dividends	154,440	2,878,767	4,462	62,462
Shares repurchased	(876,480)	(15,466,907)	(221,453)	(3,852,049)
Redemption fees received**	—	6,184	—	3,952

Net Increase (Decrease)	2,631,314	$51,315,218	5,127,387	$87,907,758

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Year Ended September 30, 2007 (audited)
Class I Shares
Shares sold	8,803,508	$176,167,963	4,793,763	$81,916,342
Shares issued to shareholders in reinvestment of dividends	300,018	5,694,539	16,374	230,652
Shares repurchased	(2,656,876)	(48,381,242)	(438,535)	(7,351,459)
Redemption fees received**	—	9,472	—	4,924

Net Increase (Decrease)	6,446,650	$133,490,732	4,371,602	$74,800,459

Class R3 Shares(a)
Shares sold	189	$3,371	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	(1)	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	189	$3,370	—	$—

Class R4 Shares(a)
Shares sold	180	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	180	$3,200	—	$—

Class R5 Shares(a)
Shares sold	179	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	179	$3,200	—	$—

(a)	Effective date of this class of shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $497,051,950 and $250,415,473, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$622,780,019

Gross unrealized appreciation on a tax basis	$32,885,640
Gross unrealized depreciation on a tax basis	(51,937,310)

Net unrealized appreciation
(depreciation) on investments (tax basis)	$(19,051,670)

At March 31, 2008, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2006 of $67,816. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:
Contracts	Contract Value Date	Unrealized Gain (Loss)
733,000,000 Philippine Peso for 17,748,184 USD	June 16, 2008	$324,193

Net unrealized gain (loss) from forward Sell contracts:		$324,193

CONTRACTS TO BUY:
Contracts	Contract Value Date	Unrealized Gain (Loss)
86,500,000 Philippine Peso for 2,119,059 USD	June 16, 2008	$(62,886)

Net unrealized gain (loss) from forward Buy contracts:		$(62,886)

Net unrealized gain (loss) from forward Exchange contracts:		$261,307

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Global Opportunities Fund

	Six Months Ended March 31, 2008*	Year Ended Sept. 30, 2007	Period Ended Sept. 30, 2006 (a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$20.16	$12.87	$11.94

Income from investment operations:
Net investment income (loss)	0.14	0.17	0.02
Net realized and unrealized gain (loss) on investments	(2.59)	7.29	0.91

Total from investment operations	(2.45)	7.46	0.93

Less dividends from:
Net investment income	(0.08)	(0.01)	—
Net realized gains	(0.54)	(0.16)	—

Total dividends	(0.62)	(0.17)	—

Change in net asset value	(3.07)	7.29	0.93
NET ASSET VALUE, end of period	$17.09	$20.16	$12.87

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(12.45)	58.51	7.79
Ratios to average net assets:
Net investment income (loss) (%)	1.53 (c)	0.97	0.90	(c)
Expenses, after expense reductions (%)	0.99 (c)	1.00	1.04	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)	0.99	0.99	(c)
Expenses, before expense reductions (%)	1.03 (c)	1.20	2.98	(c)
Portfolio turnover rate (%)	43.19	91.02	6.08
Net assets at end of period (thousands)	$202,149	$108,461	$12,968

(a)	Fund commenced operations on July 28, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A– 885-215-343, CLASS C – 885-215-335, CLASS I – 885-215-327, CLASS R3 – 885-215-145, CLASS R4 – 885-215-137, CLASS R5 – 885-215-129 NASDAQ SYMBOLS: CLASS A – THOAX, CLASS C – THOCX, CLASS I – THOIX, CLASS R3 – THORX, CLASS R4 – THOVX, CLASS R5 – THOFX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Telecommunication Services	17.2%

Diversified Financials	11.2%

Materials	11.0%

Energy	9.9%

Pharmaceuticals, Biotechnology & Life Sciences	8.8%

Technology Hardware & Equipment	4.7%

Health Care Equipment & Services	4.1%

Insurance	3.9%

Banks	3.7%

Semiconductors & Semiconductor Equipment	3.3%

Real Estate	3.3%

Commercial Services & Supplies	3.2%

Consumer Services	2.9%

Utilities	2.9%

Media	2.7%

Transportation	2.6%

Capital Goods	2.2%

Other Assets & Cash Equivalents	2.4%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

United States of America	39.2%

Switzerland	12.8%

China	9.2%

Hong Kong	6.3%

Canada	5.7%

Greece	5.0%

Mexico	4.5%

Philippines	3.0%

Israel	2.9%

Brazil	2.6%

Spain	2.5%

Ireland	2.3%

Italy	2.1%

Korea	1.9%

	Shares/ Principal Amount	Value
COMMON STOCK — 97.60%

BANKS — 3.65%

COMMERCIAL BANKS — 3.65%
Liechtensteinische Landesbank AG	129,887	$10,332,367
Shinhan Financial Group Co., Ltd.	208,900	11,031,928

		21,364,295

CAPITAL GOODS — 2.24%

TRADING COMPANIES & DISTRIBUTORS — 2.24%
Babcock & Brown Air Ltd. ADR	806,025	13,097,906

		13,097,906

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 3.21%
COMMERCIAL SERVICES & SUPPLIES — 3.21%
Huron Consulting Group, Inc.+	451,500	$18,759,825

		18,759,825

CONSUMER SERVICES — 2.93%
HOTELS, RESTAURANTS & LEISURE — 2.93%
OPAP SA	481,500	17,164,583

		17,164,583

DIVERSIFIED FINANCIALS — 11.18%
CAPITAL MARKETS — 0.99%
Verwaltungs Private Bank AG	26,195	5,784,476
DIVERSIFIED FINANCIAL SERVICES — 10.19%
Bovespa Holding SA	1,086,500	14,643,942
Hong Kong Exchanges & Clearing Ltd.	1,201,600	20,627,134
KKR Financial Holdings LLC	1,921,429	24,325,291

		65,380,843

ENERGY — 9.86%
OIL, GAS & CONSUMABLE FUELS — 9.86%
Apache Corp.	95,950	11,592,679
Canadian Natural Resources Ltd.+	199,900	13,685,004
Capital Product Partners LP	609,157	11,360,778
China Petroleum & Chemical Corp.	10,444,000	8,924,030
Eni S.p.A.	355,100	12,109,256

		57,671,747

HEALTH CARE EQUIPMENT & SERVICES — 4.13%
HEALTH CARE TECHNOLOGY — 4.13%
Eclipsys Corp.+	1,232,606	24,171,404

		24,171,404

INSURANCE — 3.87%
INSURANCE — 3.87%
Swiss Re	258,925	22,617,807

		22,617,807

MATERIALS — 11.02%
METALS & MINING — 11.02%
Eastern Platinum Ltd.+	5,885,400	18,577,326
Freeport-McMoRan Copper & Gold, Inc.	296,000	28,481,120
Mercator Minerals Ltd.+	1,696,700	17,438,925

		64,497,371

MEDIA — 2.72%
MEDIA — 2.72%
Comcast Corp.+	837,800	15,893,066

		15,893,066

Certified Semi Annual-Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.74%
LIFE SCIENCES TOOLS & SERVICES — 3.05%
Bachem Holding AG+	190,500	$17,830,002
PHARMACEUTICALS — 5.69%
Roche Holding AG	90,000	16,937,871
Teva Pharmaceutical Industries Ltd. ADR	354,100	16,355,879

		51,123,752

REAL ESTATE — 3.32%
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.32%
Country Garden Holdings Co.	22,621,000	19,416,045

		19,416,045

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.32%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.32%
Intel Corp.	917,200	19,426,296

		19,426,296

TECHNOLOGY HARDWARE & EQUIPMENT — 4.74%
COMPUTERS & PERIPHERALS — 4.74%
Dell, Inc.+	1,392,800	27,744,576

		27,744,576

TELECOMMUNICATION SERVICES — 17.18%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.74%
Level 3 Communications, Inc.+	6,339,200	13,439,104
Telefónica SA	497,000	14,280,414
WIRELESS TELECOMMUNICATION SERVICES — 12.44%
América Móvil SAB de C.V.	402,000	25,603,380
China Mobile Ltd.	1,607,000	23,910,956
Crown Castle International Corp.+	674,000	23,246,260

		100,480,114

TRANSPORTATION — 2.60%
TRANSPORTATION INFRASTRUCTURE — 2.60%
Shenzhen Chiwan Wharf Holdings Ltd.	10,492,803	15,208,036

		15,208,036

UTILITIES — 2.89%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.89%
PNOC Energy Development Corp.	119,724,100	16,910,993

		16,910,993

TOTAL COMMON STOCK (Cost $588,551,023)		570,928,659

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 5.61%
General Electric Capital Corp., 2.00%, 4/1/2008	$27,500,000	$27,500,000
Toyota Motor Credit, 2.10%, 4/2/2008	5,300,000	5,299,690

TOTAL SHORT TERM INVESTMENTS (Cost $32,799,691)		32,799,690

TOTAL INVESTMENTS — 103.21% (Cost $621,350,714)		603,728,349

LIABILITIES NET OF OTHER ASSETS — (3.21)%		(18,782,750)

NET ASSETS — 100.00%		$584,945,599

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    25

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$875.50	$4.64
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

26    Certified Semi-Annual Report

INDEX COMPARISON

Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Global opportunities Fund versus MSCI AC World Index (July 28, 2006 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008

	1 Yr	Since Inception
I Shares (Incep: 07/28/06)	9.90%	27.20%

MSCI All Country
World Index (Since: 07/28/06)	(1.15)%	8.48%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World Index (MSCI AC World Index) is a market capitalization weighted index composed of over 2,000 companies, and is representative of the market structure of 48 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars. Investors may not make direct investments into any index.

Certified Semi-Annual Report    27

OTHER INFORMATION

Thornburg Global Opportunities Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thorn-burg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

28    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

        Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPlE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report    33

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH1412

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Thornburg International Growth Fund

Comprehensive International Growth Investing

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

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Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Basis Point (BPS) – A unit that is equal to 1/100th of 1%. A 1% change =100 basis points (bps).

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Thornburg International Growth Fund

Comprehensive International Growth Investing

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. Class A shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class A shares is 2.10%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses do not exceed 1.63%. The subsidized expense ratio reflects the annual operating expenses of the Fund minus any fee waivers or expense reimbursements. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	18.5x
Portfolio Price to Cash Flow*	11.5
Portfolio Price to Book Value*	3.8
Median Market Cap*	$9.2 B
Equity Holdings	41

*	Source: FactSet

Across the world, economic growth is presenting a tremendous number of opportunities for investors. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom-up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, co-portfolio managers Alex Motola and Brian Summers will employ a comprehensive, “go-everywhere” approach to growth investing. Stocks are classified into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the managers will build a portfolio of 40-50 stocks which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund portfolio managers recognize this and strive to balance the aims of generating a strong long-term record while managing downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust under-standing of a smaller number of portfolio holdings is one of the most effective forms of risk management.

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED 3/31/08

	6 Mos.	1 Yr	Since Inception
A Shares (Incep: 2/1/07)
Without Sales Charge	(7.84)%	9.04%	12.95%
With Sales Charge	(11.97)%	4.16%	8.57%

MSCI AC World
ex-U.S. Growth Index (Since: 2/1/07)	(8.22)%	5.83%	7.25%

*	Periods less than one year are not annualized.

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Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how we manage a growth portfolio, especially an international one, from Santa Fe, New Mexico. We embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. Our process allows us to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that we believe provide the most attractive risk-reward trade-off. As such, we have built a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or our competition. All of this is done with a goal of providing attractive, consistent returns over the long-term.

STOCKS CONTRIBUTING AND DETRACTING

SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Deutsche Börse AG	Las Vegas Sands Corp.
China Digital TV Hldg. Co., Ltd. (ADS)	Amdocs Ltd.
Alibaba.com Ltd.	Giant Interactive Group, Inc. (ADS)
ČEZ AS	Asya Katilim Bankasi AS
Aldar Properties	Sprider Stores SA

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

HHLA	3.8%
América Móvil SAB de C.V.	3.7%
Nestlé SA-REG	3.6%
Roche Holding AG	3.6%
Telefónica SA	3.5%
Oest Elektrizitats	3.5%
Novo Nordisk A/S	3.4%
Amdocs Ltd.	3.3%
Deutsche Börse AG	3.3%
Carlsberg A/S	2.8%

BASKET STRUCTURE

As of 3/31/08

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Thornburg International Growth Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

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Letter to Shareholders

Alexander M.V. Motola, CFA Co-Portfolio Manager Brian Summers, CFA Co-Portfolio Manager

April 22, 2008

Dear Fellow Shareholder:

For the six months ended March 31, 2008, the Thornburg International Growth Fund generated slightly better than market performance. On September 30, 2007, the net asset value (NAV) for the Class A shares was $14.92. By the semi-annual date (March 31, 2008), the NAV of the Class A shares was $13.43. The Fund’s Class A shares outperformed its benchmark with a total negative return of 7.84% compared to negative 8.22% for the MSCI AC World ex-US Growth Index.

Market sentiment over the past six months turned decidedly negative. Most international markets are down 5-10%, with Asia doing a little worse. We continue to do the same things we’ve always done and believe that finding attractively valued growth stocks is a formula for long term success. Historically, our stock picking has been strong. Our portfolio remains diversified on a geographic and sector driven basis. Our biggest exposures over the prior six months included Utilities, Financials, Consumer Staples, and Telecommunication Services. Likewise, we are invested in a diverse mix of countries; our largest exposures include Germany, Switzerland, Denmark, Austria, Mexico and Great Britain.

Our stock picking over the period was mixed. Utilities were our largest contributor, in selection effect, as well as one of our top three sectors in allocation. CEZ AS and Verbund were material contributors to performance. Contributions from Information Technology were mixed, as we benefited from exposure to Smartrac NV and Temenos, and were negatively impacted by our holdings in Giant Interactive and Vistaprint. Our toughest sector was Consumer Discretionary. There was a relatively benign impact to returns from Airmedia Group and Antichi Pellettieri SpA, but we were hurt by our other holdings in that sector: Naspers Ltd., FU JI Food and Catering Services, Zee Entertainment Enterprises Ltd., Sprider Stores SA, and Las Vegas Sands Corp. Most of these holdings have bright outlooks; in fact, we recently took the opportunity to add to our position in Sprider.

We subscribe to the belief that when running a focused portfolio of stocks, significant outperformance can come from a few names doing very well, assuming that downside performance is minimized. Telecommunication Services and Utilities are large weights in our portfolio, and we continue to believe that, given global economic uncertainty, these remain good places to invest. Our approach is driven only partially by the perceived defensive characteristics of these businesses; we also believe there are substantial profits to be made.

Sales from the portfolio have included FU JI Food and Catering Services, Giant Interactive, Orco Property Group, Temenos, Unicredito/Capitalia, Tallink, Tesco, and Vistaprint. Additions to the portfolio include Aldar Properties, HHLA, Airmedia Group, Inc., BM&F SA and Bovespa Holding SA (these last two companies are now merging), Sprider Stores SA, Major Drilling Group International, Inc., Zee Entertainment Enterprises Ltd., and Open Text Corp. While it is often easiest to explain the portfolio in terms of sectors or geographies, that approach implies a focus on those characteristics. However, we use a bottom-up approach that focuses primarily on the individual stocks with secondary consideration given to sectors

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and geographies. We know our exposures, and we monitor them. We rarely feel that we are underexposed, at a macro level, to a type of business or a location on the globe. The focus of our monitoring is to ensure that, while not compromising the “opportunity” component of the portfolio, we are not taking undue risks caused by the relationship between securities, markets, and how businesses relate to one another.

Our biggest focus is finding great investments. Due to this, the weightings of our sectors, baskets, and geographies can seem volatile. If we sell a 2.5% position in a Chinese catering company, and use that cash to buy a German port business, then a lot of things happen. Our Chinese exposure goes down by 250 basis points, as does our emerging markets exposure. HHLA, the German port, is a Consistent Grower, while FU JI Food is an Emerging Growth company – again, a big swing in exposure. Cash obviously stays neutral. If we do as few as three buys and three sells in a quarter, there can be a substantial change in the portfolio weightings. This is driven by our concentrated, bottom-up approach – the search for the best stocks to own.

Our concern is managing portfolio risk, and less so, specific exposures to countries and sectors. There are countries we have never invested in because we have never found a great stock there. While there is volatility to the construction of the portfolio, we try to have consistency with regard to the baskets: Growth Industry Leaders, Consistent Growers, and Emerging Growth companies. Ideally, we would have a third of the portfolio in each basket. Due to our concentrated nature, we don’t always have the prescribed exposure. We use 33% for each basket as a horizon target. The baskets are effective in managing market exposure, and their viability has been tested across several different funds at Thornburg, going back to the inception of the Thornburg Value Fund in 1995.

We intend to continue implementing our investment process in a disciplined, consistent manner. We continue to find what we believe to be attractive growth companies. Part of our success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love – researching companies and identifying opportunities is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA	Brian Summers, CFA
Managing Director	Managing Director
Co-Portfolio Manager	Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $118,225,172) (Note 2)	$114,752,333
Cash	375,992
Receivable for investments sold	2,446,147
Receivable for fund shares sold	298,685
Unrealized gain on forward exchange contracts (Note 7)	97,523
Dividends receivable	148,590
Prepaid expenses and other assets	83,298

Total Assets	118,202,568

LIABILITIES
Payable for securities purchased	214,386
Payable for fund shares redeemed	122,067
Unrealized loss on forward exchange contracts (Note 7)	1,887,136
Payable to investment advisor and other affiliates (Note 3)	105,344
Accounts payable and accrued expenses	21,829

Total liabilities	2,350,762

NET ASSETS	$115,851,806

NET ASSETS CONSIST OF:
Net investment loss	$(109,562)
Net unrealized depreciation on investments	(5,258,790)
Accumulated net realized gain (loss)	(1,107,981)
Net capital paid in on shares of beneficial interest	122,328,139

$115,851,806

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($47,378,303 applicable to 3,527,332 shares of beneficial interest outstanding - Note 4)	$13.43
Maximum sales charge, 4.50% of offering price	0.63

Maximum offering price per share	$14.06

Class C Shares:
Net asset value and offering price per share * ($32,296,102 applicable to 2,425,102 shares of beneficial interest outstanding - Note 4)	$13.32

Class I Shares:
Net asset value, offering and redemption price per share ($36,128,880 applicable to 2,669,708 shares of beneficial interest outstanding - Note 4)	$13.53

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

Class R3 Shares:
Net asset value, offering and redemption price per share ($42,329 applicable to 3,150 shares of beneficial interest outstanding - Note 4)	$13.44

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,095 applicable to 230 shares of beneficial interest outstanding - Note 4)	$13.44

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,097 applicable to 229 shares of beneficial interest outstanding - Note 4)	$13.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

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STATEMENT OF OPERATIONS
Thornburg International Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $88,870)	$541,496
Interest income	175,398

Total Income	716,894

EXPENSES:
Investment advisory fees (Note 3)	446,357
Administration fees (Note 3)
Class A Shares	26,069
Class C Shares	16,456
Class I Shares	8,494
Class R3 Shares	4
Class R4 Shares	1
Distribution and service fees (Note 3)
Class A Shares	56,596
Class C Shares	132,478
Class R3 Shares	17
Class R4 Shares	1
Transfer agent fees
Class A Shares	17,584
Class C Shares	14,392
Class I Shares	8,546
Class R3 Shares	300
Class R4 Shares	300
Class R5 Shares	300
Registration and filing fees
Class A Shares	13,476
Class C Shares	10,929
Class I Shares	12,243
Class R3 Shares	4,169
Class R4 Shares	4,169
Class R5 Shares	4,169
Custodian fees (Note 3)	46,267
Professional fees	17,964
Accounting fees	1,311
Trustee fees	92
Other expenses	8,222

Total Expenses	850,906
Less:
Expenses reimbursed by investment advisor (Note 3)	(46,650)
Management fees waived by investment advisor (Note 3)	(10,818)
Fees paid indirectly (Note 3)	(5,117)

Net Expenses	788,321

Net Investment Loss	$(71,427)

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg International Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(299,831)
Foreign currency transactions	(199,210)

(499,041)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,596,828)
Foreign currency translations	(1,747,608)

(11,344,436)

Net Realized and Unrealized Loss	(11,843,477)

Net Decrease in Net Assets Resulting From Operations	$(11,914,904)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS
Thornburg International Growth Fund

	Six Months Ended March 31, 2008*	For the period from commencement of operations on February 1, 2007 to September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(71,427)	$5,873
Net realized gain (loss) on investments and foreign currency transactions	(499,041)	1,924,301
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(11,344,436)	6,085,646

Net Increase (decrease) in Net Assets Resulting from Operations	(11,914,904)	8,015,820

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(1,043,825)	—
Class C Shares	(692,219)	—
Class I Shares	(841,205)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	28,363,270	22,548,699
Class C Shares	24,202,364	11,229,605
Class I Shares	12,547,356	23,386,744
Class R3 Shares	43,701	—
Class R4 Shares	3,200	—
Class R5 Shares	3,200	—

Net Increase in Net Assets	50,670,938	65,180,868

NET ASSETS:
Beginning of period	65,180,868	—

End of period	$115,851,806	$65,180,868

Undistributed net investment income	$(109,562)	$—

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2008, the Advisor voluntarily waived investment advisory fees of

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

$10,818. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,474 for Class A shares, $1,486 for Class C shares, $29,282 for Class I shares, $4,471 for Class R3 shares, $4,468 for Class R4 shares, and $4,469 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $34,545 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,252 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $5,117. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Period Ended September 30, 2007 (audited)(a)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,272,957	$34,299,936	1,859,640	$24,943,384
Shares issued to shareholders in reinvestment of dividends	63,051	972,881	—	—
Shares repurchased	(494,105)	(6,910,919)	(174,211)	(2,395,601)
Redemption fees received**	—	1,372	—	916

Net Increase (Decrease)	1,841,903	$28,363,270	1,685,429	$22,548,699

Class C Shares
Shares sold	1,672,521	$25,305,371	842,383	$11,352,704
Shares issued to shareholders in reinvestment of dividends	29,002	444,599	—	—
Shares repurchased	(109,699)	(1,548,513)	(9,105)	(123,492)
Redemption fees received**	—	907	—	393

Net Increase (Decrease)	1,591,824	$24,202,364	833,278	$11,229,605

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Period Ended September 30, 2007 (audited)(a)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	895,883	$13,486,375	1,901,175	$24,150,347
Shares issued to shareholders in reinvestment of dividends	48,137	747,090	—	—
Shares repurchased	(119,545)	(1,687,173)	(55,942)	(764,907)
Redemption fees received**	—	1,064	—	1,304

Net Increase (Decrease)	824,475	$12,547,356	1,845,233	$23,386,744

Class R3 Shares(b)
Shares sold	3,150	$43,701	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	3,150	$43,701	—	$—

Class R4 Shares(b)
Shares sold	230	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	230	$3,200	—	$—

Class R5 Shares(b)
Shares sold	229	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	229	$3,200	—	$—

(a)	The Fund commenced operations on February 1, 2007.
(b)	Effective date of this class of shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $79,812,857 and $26,112,956, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$118,225,172

Gross unrealized appreciation on a tax basis	$5,806,183
Gross unrealized depreciation on a tax basis	(9,279,022)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,472,839)

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

At March 31, 2008, the Fund had deferred tax basis currency and capital losses occurring subsequent to inception date of February 1, 2007 of $44,008 and $54,025, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
8,070,000 Euro Dollar for 11,875,086 USD	June 4, 2008	$(829,416)
8,070,000 Euro Dollar for 11,686,167 USD	June 4, 2008	(1,018,334)

Unrealized loss from forward
Sell contracts:		(1,847,750)

220,500,000 Philippine Peso for 5,338,983 USD	June 16, 2008	97,523

Unrealized gain from forward
Sell contracts:		97,523

Net unrealized gain (loss) from forward
Sell contracts:		$(1,750,227)

CONTRACTS TO BUY:

Contracts	Contract Value Date	Unrealized Gain (Loss)
29,000,000 Philippine Peso for 710,436 USD	June 16, 2008	$(21,083)
32,000,000 Philippine Peso for 778,968 USD	June 16, 2008	(18,303)

Net unrealized gain (loss) from forward
Buy contracts:		$(39,386)

Net unrealized gain (loss) from forward Exchange contracts:		$(1,789,613)

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	Six Months Ended March 31, 2008*		Period Ended Sept. 30, 2007(a)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.92		$11.94

Income from investment operations:
Net investment income (loss)	(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	(1.11)		3.01

Total from investment operations	(1.12)		2.98

Less dividends from:
Realized capital gains	(0.37)		—
Change in net asset value	(1.49)		2.98

NET ASSET VALUE, end of period	$13.43		$14.92

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.84)		24.96
Ratios to average net assets:
Net investment income (loss) (%)	(0.12	)(c)	(0.29	)(c)
Expenses, after expense reductions (%)	1.53	(c)	1.64	(c)
Expenses, after expense reductions and net of custody credits (%)	1.52	(c)	1.62	(c)
Expenses, before expense reductions (%)	1.56	(c)	2.10	(c)

Portfolio turnover rate (%)	28.79		113.34

Net assets at end of period (thousands)	$47,378		$25,145

(a)	Fund commenced operations on February 1, 2007.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

	Six Months Ended March 31, 2008*		Period Ended Sept. 30, 2007(a)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.85		$11.94

Income from investment operations:
Net investment income (loss)	(0.06)		(0.10)
Net realized and unrealized gain (loss) on investments	(1.10)		3.01

Total from investment operations	(1.16)		2.91

Less dividends from:
Realized capital gains	(0.37)		—
Change in net asset value	(1.53)		2.91

NET ASSET VALUE, end of period	$13.32		$14.85

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(8.15)		24.37
Ratios to average net assets:
Net investment income (loss) (%)	(0.88	)(c)	(1.13	)(c)
Expenses, after expense reductions (%)	2.31	(c)	2.39	(c)
Expenses, after expense reductions and net of custody credits (%)	2.30	(c)	2.38	(c)
Expenses, before expense reductions (%)	2.34	(c)	3.23	(c)

Portfolio turnover rate (%)	28.79		113.34

Net assets at end of period (thousands)	$32,296		$12,376

(a)	Fund commenced operations on February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

22    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS CONTINUED

Thornburg International Growth Fund

	Six Months Ended March 31, 2008*	Period Ended Sept. 30, 2007(a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.99	$11.94

Income from investment operations:
Net investment income (loss)	0.03	0.05
Net realized and unrealized gain (loss) on investments	(1.12)	3.00

Total from investment operations	(1.09)	3.05

Less dividends from:
Realized capital gains	(0.37)	—
Change in net asset value	(1.46)	3.05

NET ASSET VALUE, end of period	$13.53	$14.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.60)	25.54
Ratios to average net assets:
Net investment income (loss) (%)	0.40 (c)	0.52	(c)
Expenses, after expense reductions (%)	1.00 (c)	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)	0.99	(c)
Expenses, before expense reductions (%)	1.19 (c)	1.64	(c)

Portfolio turnover rate (%)	28.79	113.34

Net assets at end of period (thousands)	$36,129	$27,659

(a)	Fund commenced operations on February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    23

FINANCIAL HIGHLIGHTS CONTINUED

Thornburg International Growth Fund

	Period Ended March 31, 2008 (a)*
Class R3 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.94

Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	(0.52)

Total from investment operations	(0.50)

Change in net asset value	(0.50)

NET ASSET VALUE, end of period	$13.44

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(3.59)
Ratios to average net assets:
Net investment income (loss) (%)	1.07	(c)
Expenses, after expense reductions (%)	1.52	(c)
Expenses, after expense reductions and net of custody credits (%)	1.50	(c)
Expenses, before expense reductions (%)	133.08	(c)(d)

Portfolio turnover rate (%) †	28.79

Net assets at end of period (thousands)	$42

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

24    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

	Period Ended March 31, 2008 (a)*
Class R4 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$13.94

Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investments	(0.52)

Total from investment operations	(0.50)

Change in net asset value	(0.50)

NET ASSET VALUE, end of period	$13.44

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(3.59)
Ratios to average net assets:
Net investment income (loss) (%)	0.89	(c)
Expenses, after expense reductions (%)	1.38	(c)
Expenses, after expense reductions and net of custody credits (%)	1.37	(c)
Expenses, before expense reductions (%)	909.26	(c)(d)

Portfolio turnover rate (%) †	28.79

Net assets at end of period (thousands)	$3

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Growth Fund

	Period Ended March 31, 2008 (a)*
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.03

Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	(0.53)

Total from investment operations	(0.50)

Change in net asset value	(0.50)
NET ASSET VALUE, end of period	$13.53

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(3.56)
Ratios to average net assets:
Net investment income (loss) (%)	1.32	(c)
Expenses, after expense reductions (%)	0.96	(c)
Expenses, after expense reductions and net of custody credits (%)	0.94	(c)
Expenses, before expense reductions (%)	908.57	(c)(d)

Portfolio turnover rate (%)	28.79

Net assets at end of period (thousands)	$3

(a)	Effective date of this class of shares was February 1, 2008.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

26    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-319, CLASS C – 885-215-293, CLASS I – 885-215-244, CLASS R3 – 885-215-178, CLASS R4 –885-215-160, CLASS R5 – 885-215-152

NASDAQ SYMBOLS: CLASS A – TIGAX, CLASS C – TIGCX, CLASS I – TINGX, CLASS R3 – TIGVX, CLASS R4 – TINVX, CLASS R5 – TINFX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Food, Beverage & Tobacco	11.6%

Telecommunication Services	11.4%

Utilities	10.3%

Diversified Financials	9.3%

Pharmaceuticals, Biotechnology & Life Sciences	8.6%

Transportation	7.2%

Banks	6.0%

Software and Services	5.6%

Media	4.5%

Materials	3.8%

Consumer Services	2.6%

Real Estate	2.5%

Technology Hardware & Equipment	2.4%

Retailing	2.2%

Capital Goods	1.0%

Consumer Durables & Apparel	1.0%

Other Assets & Cash Equivalents	10.0%
SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

Germany	10.0%

Switzerland	9.4%

Denmark	7.8%

Austria	7.0%

Mexico	6.3%

United Kingdom	5.4%

Greece	5.4%

Netherlands	5.2%

Canada	4.6%

Brazil	4.3%

Philippines	4.1%

Spain	3.9%

Turkey	3.9%

South Africa	3.4%

United States of America	2.9%

China	2.8%

United Arab Emirates	2.8%

Czech Republic	2.3%

Qatar	2.3%

Italy	2.2%

India	2.1%

Indonesia	1.9%

Certified Semi-Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 89.99%

BANKS — 5.95%

COMMERCIAL BANKS — 5.95%
Asya Katilim Bankasi AS+	236,100	$1,477,505
Commercial Bank of Qatar	58,500	2,357,023
EFG Eurobank Ergasias	100,930	3,065,762

		6,900,290

CAPITAL GOODS — 1.03%

MACHINERY — 1.03%
Bolzoni SpA	256,700	1,191,478

		1,191,478

CONSUMER DURABLES & APPAREL — 0.95%

TEXTILES, APPAREL & LUXURY GOODS — 0.95%
Antichi Pellettieri SpA	93,600	1,103,848

		1,103,848

CONSUMER SERVICES — 2.61%

HOTELS, RESTAURANTS & LEISURE — 2.61%
Las Vegas Sands Corp.+	41,064	3,023,953

		3,023,953

DIVERSIFIED FINANCIALS — 9.34%

CAPITAl MARKETS — 1.20%
EFG International	40,600	1,389,991

DIVERSIFIED FINANCIAL SERVICES — 8.14%
BM&F SA	357,800	3,262,552
Bovespa Holding SA	86,700	1,168,550
Deutsche Börse AG	23,700	3,817,590
Philippine Stock Exchange, Inc.	66,500	1,178,118

		10,816,801

FOOD, BEVERAGE & TOBACCO — 11.65%

BEVERAGES — 8.03%
Carlsberg A/S Class A	25,800	3,282,762
Carlsberg A/S Class B	7,000	895,118
Coca Cola Icecek AS	320,900	2,549,307
Heineken Holding NV	51,300	2,579,526

FOOD PRODUCTS — 3.62%
Nestlé SA-REG	8,381	4,187,968

		13,494,681

MATERIAlS — 3.83%

CONSTRUCTION MATERIALS — 1.95%
Cemex SAB de C.V. ADR+	86,600	2,261,992
METALS & MINING — 1.88%
Major Drilling Group International, Inc.+	41,700	2,173,462

		4,435,454

28    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 4.47%

MEdIA — 4.47%
Airmedia Group, Inc. ADR+	147,900	$2,351,610
Naspers Ltd.	49,600	862,343
Zee Entertainment Enterprises, Ltd.	324,100	1,961,403

		5,175,356

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.61%

PHARMACEUTICALS — 8.61%
Glaxosmithkline ADR	26,200	1,111,666
Glaxosmithkline plc	33,600	710,854
Novo Nordisk A/S	58,100	3,973,049
Roche Holdings AG	22,200	4,178,009

		9,973,578

REAl ESTATE — 2.48%

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.48%
Aldar Properties	1,030,300	2,874,537

		2,874,537

RETAILING — 2.22%

SPECIAlTY R ETAIl — 2.22%
Sprider Stores SA	549,600	2,577,011

		2,577,011

SOFTWARE & SERVICES — 5.56%

INTERNET SOFTWARE & SERVICES — 2.24%
Open Text Corp.+	82,900	2,595,599
SOFTWARE — 3.32%
Amdocs Ltd.+	135,500	3,842,780

		6,438,379

TECHNOLOGY HARDWARE & EQUIPMENT — 2.43%
ELECTRONIC EQUIPMENT & INSTRUMENTS — 2.43%
Smartrac NV+	58,200	2,816,219

		2,816,219

TELECOMMUNICATION SERVICES — 11.43%

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.40%
PT Telekomunikasi Indonesia	2,084,000	2,184,747
Telefónica SA	141,800	4,074,372
WIRELESS TELECOMMUNICATION SERVICES — 6.03%
América Móvil SAB de C.V.	1,348,500	4,295,333
MTN Group Ltd.	177,100	2,685,980

		13,240,432

Certified Semi-Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 7.15%

TRANSPORTATION INFRASTRUCTURE — 7.15%
China Merchants Holdings International Co., Ltd.	124,000	$589,516
Flughafen Wien AG	27,100	3,265,710
HHLA+	58,100	4,425,746

		8,280,972

UTIlITIES — 10.28%

ElECTRIC UTIlITIES — 5.57%
CEZ AS	32,125	2,447,933
Verbund+	56,300	4,007,759
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.70%
PNOC Energy Development Corp.	22,164,400	3,130,715
MULTI-UTILITIES — 2.01%
RWE AG	18,900	2,323,214

		11,909,621

TOTAL COMMON STOCK (COST $107,725,449)		104,252,610

SHORT TERM INVESTMENTS — 9.06%
General Electric Capital Corp., 2.00%, 4/2/2008	$5,000,000	4,999,723
Toyota Motor Credit, 2.10%, 4/1/2008	5,500,000	5,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $10,499,723)		10,499,723

TOTAL INVESTMENTS — 99.05% (COST $118,225,172)		$114,752,333
OTHER ASSETS LESS LIABILITIES — 0.95%		1,099,473

NET ASSETS — 100.00%		$115,851,806

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

See notes to financial statements.

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EXPENSE EXAMPLE
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 30-day redemption fee on Class A and Class I shares;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$921.60	$7.31
Hypothetical*	$1,000.00	$1,017.39	$7.67
Class C Shares
Actual	$1,000.00	$918.50	$11.03
Hypothetical*	$1,000.00	$1,013.50	$11.58
Class I Shares
Actual	$1,000.00	$924.00	$4.76
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$890.51	$7.08
Hypothetical*	$1,000.00	$1,017.51	$7.56
Class R4 Shares
Actual	$1,000.00	$890.51	$6.46
Hypothetical*	$1,000.00	$1,018.16	$6.90
Class R5 Shares
Actual	$1,000.00	$891.42	$4.44
Hypothetical*	$1,000.00	$1,020.31	$4.74

†	Expenses are equal to the annualized expense ratio for each class (A: 1.52%; C: 2.30%; I: 0.99%; R3: 1.50%; R4: 1.37%; R5: 0.94%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Semi-Annual Report    31

INDEX COMPARISON
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Growth Fund versus MSCI AC World ex-U.S. growth Index (February 1, 2007 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 2/1/07)	4.16%	8.57%
C Shares (Incep: 2/1/07)	7.25%	12.17%
I Shares (Incep: 2/1/07)	9.66%	13.66%
R3 Shares (Incep: 2/1/08)	—	(3.59)%*
R4 Shares (Incep: 2/1/08)	—	(3.59)%*
R5 Shares (Incep: 2/1/08)	—	(3.56)%*
MSCI All Country World ex-U.S. Growth Index (Since: 2/1/07)	5.83%	7.25%

*	Not annualized for periods less than one year.

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class I, R3, R4 and R5 shares. Class I, R3, R4 and R5 shares are available only to certain qualified investors. Class A and Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World ex-U.S. Growth Index (MSCI AC World ex-U.S. Growth Index) includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

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OTHER INFORMATION
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is currently available for the five months ended June 30, 2007 in the case of the period from the Fund’s commencement of investment operations on February 1, 2007, and will thereafter be available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Certified Semi-Annual Report    33

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the dvisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s IRA on a discretionary basis.

SIMPlE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to small business owners a simplified method to establish and contribute to a retirement plan for employees. employer is allowed a tax deduction for contributions and makes either matching or non-elective to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    39

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:

Thornburg Investment Management®

800.847.0200

Distributor:

Thornburg Securities Corporation®

800.847.0200

TH1409

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Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. Funds invested in a limited number of holdings may expose an investor to greater volatility. Investing outside the United States involves additional risks, such as currency fluctuations. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies, which may increase the risk of greater price fluctuations. Please see the Fund’s Prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency. There is no guarantee that the Fund will meet its investment objectives.

Minimum investments for Class I shares are higher than those for other classes.

From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for some of the funds. There is no assurance that any of the Funds will have continued access to profitable IPOs and as a Fund’s assets grow, the impact of IPO investments may decline. Therefore, investors should not rely on these past gains as an indication of future performance.

Glossary

The Morgan Stanley Capital International (MSCI) All Country (AC) World ex-U.S. Growth Index – The Morgan Stanley Capital International All Country World ex-U.S. Growth Index includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Basis Point (BPS) – A unit that is equal to 1/100th of 1%. A 1% change =100 basis points (bps).

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Thornburg International Growth Fund

Comprehensive International Growth Investing

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee. The total annual fund operating expense of Class I shares is 1.64%, as disclosed in the most recent Prospectus. Thornburg Investment Management intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. The subsidized expense ratio reflects the annual operating expenses of the Fund minus any fee waivers or expense reimbursements. The fee waivers and expense reimbursements are voluntary and may be terminated at any time.

KEY PORTFOLIO ATTRIBUTES

As of 3/31/08

Portfolio P/E Trailing 12-months*	18.5x
Portfolio Price to Cash Flow*	11.5
Portfolio Price to Book Value*	3.8
Median Market Cap*	$9.2 B
Equity Holdings	41

*	Source: FactSet

Across the world, economic growth is presenting a tremendous number of opportunities for investors. In an effort to capture these opportunities, Thornburg Investment Management launched the Thornburg International Growth Fund in 2007.

The Fund’s process is centered on identifying attractively valued international growth companies from the bottom-up. The management team will leave it to others to make broad-based calls on the direction of the market. Instead, co-portfolio managers Alex Motola and Brian Summers will employ a comprehensive, “go-everywhere” approach to growth investing. Stocks are classified into various growth baskets: Growth Industry Leaders, Consistent Growers, or Emerging Growth Companies. From those baskets, the managers will build a portfolio of 40-50 stocks which they believe provides the best long-term prospects for investors. While stocks are analyzed on their individual merits, their role as part of a diversified portfolio is also taken into account.

Equity investing, especially disciplines focused on growing companies, can bring volatility. The Thornburg International Growth Fund portfolio managers recognize this and strive to balance the aims of generating a strong long-term record while managing downside volatility. Portfolio construction and geographic diversification provide part of the answer, but fundamental analysis can often play a more important role. While other growth funds limit volatility by diversifying across a large number of names, the team managing the Thornburg International Growth Fund believes that a more robust understanding

AVERAGE ANNUAL TOTAL RETURNS* FOR PERIODS ENDED 3/31/08

	6 Mos.	1 Yr	Since Inception
I Shares (Incep: 2/1/07)	(7.60)%	9.66%	13.66%

MSCI AC World ex-U.S. Growth Index (Since: 2/1/07)	(8.22)%	5.83%	7.25%

*	Periods less than one year are not annualized.

4    This page is not part of the Semi-Annual Report.

of a smaller number of portfolio holdings is one of the most effective forms of risk management.

Much of the research process is focused on identifying how the overall market came to price a security. Many of the ideas are sourced through a quantitative screening process of the universe of international companies. Only those with the most appealing growth and valuation characteristics pass on to the step of having a complex financial model built. Thornburg’s growth investment team scours regulatory filings, visits company management and interviews suppliers and customers. By doing this work, they develop their own view of the intrinsic value of the company. Only if their view is materially higher than the market do they make an investment.

Others may question how we manage a growth portfolio, especially an international one, from Santa Fe, New Mexico. We embrace our location, away from the ancillary noise of the major money centers. We have access to Wall Street research, but prefer to come to our own conclusions about the value of an investment. Our process allows us to take a very broad view of what an attractively valued, international growth company looks like, and invest in those few companies that we believe provide the most attractive risk-reward trade-off. As such, we have built a portfolio which at any given time will look quite unlike the MSCI AC World ex-U.S. Growth Index or our competition. All of this is done with a goal of providing attractive, consistent returns over the long-term.

STOCKS CONTRIBUTING AND DETRACTING

SIX MONTHS ENDED 3/31/08

Top Contributors	Top Detractors
Deutsche Börse AG	Las Vegas Sands Corp.
China Digital TV Hldg. Co., Ltd. (ADS)	Amdocs Ltd.
Alibaba.com Ltd.	Giant Interactive Group, Inc. (ADS)
ČEZ AS	Asya Katilim Bankasi AS
Aldar Properties	Sprider Stores SA

Source: FactSet

MARKET CAPITALIZATION EXPOSURE

As of 3/31/08

TOP TEN HOLDINGS

As of 3/31/08

HHLA	3.8%
América Móvil SAB de C.V.	3.7%
Nestlé SA-REG	3.6%
Roche Holding AG	3.6%
Telefónica SA	3.5%
Oest Elektrizitats	3.5%
Novo Nordisk A/S	3.4%
Amdocs Ltd.	3.3%
Deutsche Börse AG	3.3%
Carlsberg A/S	2.8%

BASKET STRUCTURE

As of 3/31/08

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Thornburg International Growth Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    7

Letter to Shareholders

Alexander M.V. Motola, CFA Co-Portfolio Manager Brian Summers, CFA Co-Portfolio Manager

April 22, 2008

Dear Fellow Shareholder:

For the six months ended March 31, 2008, the Thornburg International Growth Fund generated slightly better than market performance. On September 30, 2007, the net asset value (NAV) for the Class I shares was $14.99. By the semi-annual date (March 31, 2008), the NAV of the Class I shares was $13.53. The Fund’s Class I shares outperformed its benchmark with a total negative return of 7.60% compared to negative 8.22% for the MSCI AC World ex-US Growth Index.

Market sentiment over the past six months turned decidedly negative. Most international markets are down 5-10%, with Asia doing a little worse. We continue to do the same things we’ve always done and believe that finding attractively valued growth stocks is a formula for long term success. Historically, our stock picking has been strong. Our portfolio remains diversified on a geographic and sector driven basis. Our biggest exposures over the prior six months included Utilities, Financials, Consumer Staples, and Telecommunication Services. Likewise, we are invested in a diverse mix of countries; our largest exposures include Germany, Switzerland, Denmark, Austria, Mexico and Great Britain.

Our stock picking over the period was mixed. Utilities were our largest contributor, in selection effect, as well as one of our top three sectors in allocation. ČEZ AS and Verbund were material contributors to performance. Contributions from Information Technology were mixed, as we benefited from exposure to Smartrac NV and Temenos, and were negatively impacted by our holdings in Giant Interactive and Vistaprint. Our toughest sector was Consumer Discretionary. There was a relatively benign impact to returns from Airmedia Group and Antichi Pellettieri SpA, but we were hurt by our other holdings in that sector: Naspers Ltd., FU JI Food and Catering Services, Zee Entertainment Enterprises Ltd., Sprider Stores SA, and Las Vegas Sands Corp. Most of these holdings have bright outlooks; in fact, we recently took the opportunity to add to our position in Sprider.

We subscribe to the belief that when running a focused portfolio of stocks, significant outperformance can come from a few names doing very well, assuming that downside performance is minimized. Telecommunication Services and Utilities are large weights in our portfolio, and we continue to believe that, given global economic uncertainty, these remain good places to invest. Our approach is driven only partially by the perceived defensive characteristics of these businesses; we also believe there are substantial profits to be made.

Sales from the portfolio have included FU JI Food and Catering Services, Giant Interactive, Orco Property Group, Temenos, Unicredito/Capitalia, Tallink, Tesco, and Vistaprint. Additions to the portfolio include Aldar Properties, HHLA, Airmedia Group, Inc., BM&F SA and Bovespa Holding SA (these last two companies are now merging), Sprider Stores SA, Major Drilling Group International, Inc., Zee Entertainment Enterprises Ltd., and Open Text Corp. While it is often easiest to explain the portfolio in terms of sectors or geographies, that approach implies a focus on those characteristics. However, we use a bottom-up approach that focuses primarily on the individual stocks with secondary consideration given to sectors and

8    Certified Semi-Annual Report

geographies. We rarely feel that we are underexposed, at a macro level, to a type of business or a location on the globe. The focus of our monitoring is to ensure that, while not compromising the “opportunity” component of the portfolio, we are not taking undue risks caused by the relationship between securities, markets, and how businesses relate to one another.

Our biggest focus is finding great investments. Due to this, the weightings of our sectors, baskets, and geographies can seem volatile. If we sell a 2.5% position in a Chinese catering company, and use that cash to buy a German port business, then a lot of things happen. Our Chinese exposure goes down by 250 basis points, as does our emerging markets exposure. HHLA, the German port, is a Consistent Grower, while FU JI Food is an Emerging Growth company – again, a big swing in exposure. Cash obviously stays neutral. If we do as few as three buys and three sells in a quarter, there can be a substantial change in the portfolio weightings. This is driven by our concentrated, bottom-up approach – the search for the best stocks to own.

Our concern is managing portfolio risk, and less so, specific exposures to countries and sectors. There are countries we have never invested in because we have never found a great stock there. While there is volatility to the construction of the portfolio, we try to have consistency with regard to the baskets: Growth Industry Leaders, Consistent Growers, and Emerging Growth companies. Ideally, we would have a third of the portfolio in each basket. Due to our concentrated nature, we don’t always have the prescribed exposure. We use 33% for each basket as a horizon target. The baskets are effective in managing market exposure, and their viability has been tested across several different funds at Thornburg, going back to the inception of the Thornburg Value Fund in 1995.

We intend to continue implementing our investment process in a disciplined, consistent manner. We continue to find what we believe to be attractive growth companies. Part of our success can be attributed to the fact that our broad mandate allows us to search in parts of the market not open to managers more tightly constrained to specific style boxes. This flexible approach allows us to do what we love – researching companies and identifying opportunities is our passion. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg International Growth Fund.

Sincerely,

Alexander M.V. Motola, CFA	Brian Summers, CFA
Managing Director	Managing Director
Co-Portfolio Manager	Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Semi-Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $118,225,172) (Note 2)	$114,752,333
Cash	375,992
Receivable for investments sold	2,446,147
Receivable for fund shares sold	298,685
Unrealized gain on forward exchange contracts (Note 7)	97,523
Dividends receivable	148,590
Prepaid expenses and other assets	83,298

Total Assets	118,202,568

LIABILITIES
Payable for securities purchased	214,386
Payable for fund shares redeemed	122,067
Unrealized loss on forward exchange contracts (Note 7)	1,887,136
Payable to investment advisor and other affiliates (Note 3)	105,344
Accounts payable and accrued expenses	21,829

Total Liabilities	2,350,762

NET ASSETS	$115,851,806

NET ASSETS CONSIST OF:
Net investment loss	$(109,562)
Net unrealized depreciation on investments	(5,258,790)
Accumulated net realized gain (loss)	(1,107,981)
Net capital paid in on shares of beneficial interest	122,328,139

$115,851,806

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($47,378,303 applicable to 3,527,332 shares of beneficial interest outstanding – Note 4)	$13.43
Maximum sales charge, 4.50% of offering price	0.63

Maximum offering price per share	$14.06

Class C Shares:
Net asset value and offering price per share * ($32,296,102 applicable to 2,425,102 shares of beneficial interest outstanding – Note 4)	$13.32

Class I Shares:
Net asset value, offering and redemption price per share ($36,128,880 applicable to 2,669,708 shares of beneficial interest outstanding – Note 4)	$13.53

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

Class R3 Shares:
Net asset value, offering and redemption price per share ($42,329 applicable to 3,150 shares of beneficial interest outstanding – Note 4)	$13.44

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,095 applicable to 230 shares of beneficial interest outstanding – Note 4)	$13.44

Class R5 Shares:
Net asset value, offering and redemption price per share ($3,097 applicable to 229 shares of beneficial interest outstanding – Note 4)	$13.53

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    11

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $88,870)	$541,496
Interest income	175,398

Total Income	716,894

EXPENSES:
Investment advisory fees (Note 3)	446,357
Administration fees (Note 3)
Class A Shares	26,069
Class C Shares	16,456
Class I Shares	8,494
Class R3 Shares	4
Class R4 Shares	1
Distribution and service fees (Note 3)
Class A Shares	56,596
Class C Shares	132,478
Class R3 Shares	17
Class R4 Shares	1
Transfer agent fees
Class A Shares	17,584
Class C Shares	14,392
Class I Shares	8,546
Class R3 Shares	300
Class R4 Shares	300
Class R5 Shares	300
Registration and filing fees
Class A Shares	13,476
Class C Shares	10,929
Class I Shares	12,243
Class R3 Shares	4,169
Class R4 Shares	4,169
Class R5 Shares	4,169
Custodian fees (Note 3)	46,267
Professional fees	17,964
Accounting fees	1,311
Trustee fees	92
Other expenses	8,222

Total Expenses	850,906
Less:
Expenses reimbursed by investment advisor (Note 3)	(46,650)
Management fees waived by investment advisor (Note 3)	(10,818)
Fees paid indirectly (Note 3)	(5,117)

Net Expenses	788,321

Net Investment Loss	$(71,427)

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STATEMENT OF OPERATIONS, CONTINUED
Thornburg International Growth Fund	Six Months Ended March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$(299,831)
Foreign currency transactions	(199,210)

(499,041)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,596,828)
Foreign currency translations	(1,747,608)

(11,344,436)

Net Realized and Unrealized Loss	(11,843,477)

Net Decrease in Net Assets Resulting From Operations	$(11,914,904)

See notes to financial statements.

Certified Semi-Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Growth Fund

	Six Months Ended March 31, 2008*	For the period from commencement of operations on February 1, 2007 to September 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income (loss)	$(71,427)	$5,873
Net realized gain (loss) on investments and foreign currency transactions	(499,041)	1,924,301
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(11,344,436)	6,085,646

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,914,904)	8,015,820

DIVIDENDS TO SHAREHOLDERS:
From realized gains
Class A Shares	(1,043,825)	—
Class C Shares	(692,219)	—
Class I Shares	(841,205)	—

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	28,363,270	22,548,699
Class C Shares	24,202,364	11,229,605
Class I Shares	12,547,356	23,386,744
Class R3 Shares	43,701	—
Class R4 Shares	3,200	—
Class R5 Shares	3,200	—

Net Increase in Net Assets	50,670,938	65,180,868

NET ASSETS:
Beginning of period	65,180,868	—

End of period	$115,851,806	$65,180,868

Undistributed net investment income	$(109,562)	$—

*	Unaudited.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg Strategic Income Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Classes (Class R3, Class R4, and Class R5) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Portfolio securities listed or traded on a national securities exchange are valued on the valuation date at the last reported sale price on the exchange that is the primary market for the security. Portfolio securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Portfolio securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

Any debt securities held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt securities at quoted bid prices. When quotations are not available, debt securities held by the Fund are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt securities of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

In any case where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. A security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is closed for the entire scheduled day of trading. Additionally, a security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when developments occurring after the most recent close of the security’s primary exchange or market, but before the most recent close of trading in Fund shares, create a serious question about the reliability of the security’s market value.

In any case where a pricing service fails to provide a price for a debt security held by the Fund, the valuation and pricing committee determines a fair value for the debt security using factors approved by the Trustees. Additionally, in any case where management believes that a price provided by a pricing service for a debt security held by the Fund may be unreliable, the valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt security.

Certified Semi-Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2008, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the six months ended March 31, 2008, the Advisor voluntarily waived investment advisory fees of

16    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

$10,818. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $2,474 for Class A shares, $1,486 for Class C shares, $29,282 for Class I shares, $4,471 for Class R3 shares, $4,468 for Class R4 shares, and $4,469 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $34,545 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,252 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the six months ended March 31, 2008, fees paid indirectly were $5,117. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2008 (unaudited)		Period Ended September 30, 2007 (audited)(a)
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,272,957	$34,299,936	1,859,640	$24,943,384
Shares issued to shareholders in reinvestment of dividends	63,051	972,881	—	—
Shares repurchased	(494,105)	(6,910,919)	(174,211)	(2,395,601)
Redemption fees received**	—	1,372	—	916

Net Increase (Decrease)	1,841,903	$28,363,270	1,685,429	$22,548,699

Class C Shares
Shares sold	1,672,521	$25,305,371	842,383	$11,352,704
Shares issued to shareholders in reinvestment of dividends	29,002	444,599	—	—
Shares repurchased	(109,699)	(1,548,513)	(9,105)	(123,492)
Redemption fees received**	—	907	—	393

Net Increase (Decrease)	1,591,824	$24,202,364	833,278	$11,229,605

Certified Semi-Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Six Months Ended March 31, 2008 (unaudited)		Period Ended September 30, 2007 (audited)(a)
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	895,883	$13,486,375	1,901,175	$24,150,347
Shares issued to shareholders in reinvestment of dividends	48,137	747,090	—	—
Shares repurchased	(119,545)	(1,687,173)	(55,942)	(764,907)
Redemption fees received**	—	1,064	—	1,304

Net Increase (Decrease)	824,475	$12,547,356	1,845,233	$23,386,744

Class R3 Shares(b)
Shares sold	3,150	$43,701	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	3,150	$43,701	—	$—

Class R4 Shares(b)
Shares sold	230	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	230	$3,200	—	$—

Class R5 Shares(b)
Shares sold	229	$3,200	—	$—
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Redemption fees received**	—	—	—	—

Net Increase (Decrease)	229	$3,200	—	$—

(a)	The Fund commenced operations on February 1, 2007.
(b)	Effective date of this class of shares was February 1, 2008.
**	The Fund charges a redemption fee of 1% of the Class A and Class I shares redeemed or exchanged within 30 days of purchase. Redemption fees charged to any class are allocated to all classes upon receipt of payment based on relative net asset values of each class or other appropriate allocation methods.

NOTE 5 – SECURITIES TRANSACTIONS

For the six months ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $79,812,857 and $26,112,956, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$118,225,172

Gross unrealized appreciation on a tax basis	$5,806,183
Gross unrealized depreciation on a tax basis	(9,279,022)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,472,839)

18    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

At March 31, 2008, the Fund had deferred tax basis currency and capital losses occurring subsequent to inception date of February 1, 2007 of $44,008 and $54,025, respectively. For tax purposes, such losses will be reflected in the year ending September 30, 2008.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the six months ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
8,070,000 Euro Dollar for 11,875,086 USD	June 4, 2008	$(829,416)
8,070,000 Euro Dollar for 11,686,167 USD	June 4, 2008	(1,018,334)

Unrealized loss from forward
Sell contracts:		(1,847,750)

220,500,000 Philippine Peso for 5,338,983 USD	June 16, 2008	97,523

Unrealized gain from forward
Sell contracts:		97,523

Net unrealized gain (loss) from forward
Sell contracts:		$(1,750,227)

CONTRACTS TO BUY:

Contracts	Contract Value Date	Unrealized Gain (Loss)
29,000,000 Philippine Peso for 710,436 USD	June 16, 2008	$(21,083)
32,000,000 Philippine Peso for 778,968 USD	June 16, 2008	(18,303)

Net unrealized gain (loss) from forward
Buy contracts:		$(39,386)

Net unrealized gain (loss) from forward
Exchange contracts:		$(1,789,613)

Certified Semi-Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, provides guidelines for measuring fair value in accordance with generally accepted accounting principles, and addresses disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (i) market participant assumptions developed based upon market data obtained from sources independent of the reporting entity (observable inputs) and (ii) the entity’s own assumptions about market participant assumptions developed based upon the best information available under the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the first fiscal year for which FAS 157 is applied. Management is evaluating FAS 157, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

20    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS

Thornburg International Growth Fund

	Six Months Ended March 31, 2008*	Period Ended Sept. 30, 2007(a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$14.99	$11.94

Income from investment operations:
Net investment income (loss)	0.03	0.05
Net realized and unrealized gain (loss) on investments	(1.12)	3.00

Total from investment operations	(1.09)	3.05

Less dividends from:
Realized capital gains	(0.37)	—

Change in net asset value	(1.46)	3.05

NET ASSET VALUE, end of period	$13.53	$14.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	(7.60)	25.54
Ratios to average net assets:
Net investment income (loss) (%)	0.40 (c)	0.52	(c)
Expenses, after expense reductions (%)	1.00 (c)	1.01	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99 (c)	0.99	(c)
Expenses, before expense reductions (%)	1.19 (c)	1.64	(c)

Portfolio turnover rate (%)	28.79	113.34

Net assets at end of period (thousands)	$36,129	$27,659

(a)	Fund commenced operations on February 1, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

CUSIPS: CLASS A – 885-215-319, CLASS C – 885-215-293, CLASS I – 885-215-244, CLASS R3 – 885-215-178, CLASS R4 –885-215-160, CLASS R5 – 885-215-152

NASDAQ SYMBOLS: CLASS A – TIGAX, CLASS C – TIGCX, CLASS I – TINGX, CLASS R3 – TIGVX, CLASS R4 – TINVX, CLASS R5 – TINFX

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Food, Beverage & Tobacco	11.6%

Telecommunication Services	11.4%

Utilities	10.3%

Diversified Financials	9.3%

Pharmaceuticals, Biotechnology & Life Sciences	8.6%

Transportation	7.2%

Banks	6.0%

Software and Services	5.6%

Media	4.5%

Materials	3.8%

Consumer Services	2.6%

Real Estate	2.5%

Technology Hardware & Equipment	2.4%

Retailing	2.2%

Capital Goods	1.0%

Consumer Durables & Apparel	1.0%

Other Assets & Cash Equivalents	10.0%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08 (percent of equity holdings)

Germany	10.0%

Switzerland	9.4%

Denmark	7.8%

Austria	7.0%

Mexico	6.3%

United Kingdom	5.4%

Greece	5.4%

Netherlands	5.2%

Canada	4.6%

Brazil	4.3%

Philippines	4.1%

Spain	3.9%

Turkey	3.9%

South Africa	3.4%

United States of America	2.9%

China	2.8%

United Arab Emirates	2.8%

Czech Republic	2.3%

Qatar	2.3%

Italy	2.2%

India	2.1%

Indonesia	1.9%

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 89.99%

BANKS — 5.95%

COMMERCIAL BANKS — 5.95%
Asya Katilim Bankasi AS+	236,100	$1,477,505
Commercial Bank of Qatar	58,500	2,357,023
EFG Eurobank Ergasias	100,930	3,065,762

		6,900,290

CAPITAL GOODS — 1.03%

MACHINERY — 1.03%
Bolzoni SpA	256,700	1,191,478

		1,191,478

CONSUMER DURABLES & APPAREL — 0.95%

TEXTILES, APPAREL & LUXURY GOODS — 0.95%
Antichi Pellettieri SpA	93,600	1,103,848

		1,103,848

CONSUMER SERVICES — 2.61%

HOTELS, RESTAURANTS & LEISURE — 2.61%
Las Vegas Sands Corp.+	41,064	3,023,953

		3,023,953

DIVERSIFIED FINANCIALS — 9.34%

CAPITAL MARKETS — 1.20%
EFG International	40,600	1,389,991
DIVERSIFIED FINANCIAL SERVICES — 8.14%
BM&F SA	357,800	3,262,552
Bovespa Holding SA	86,700	1,168,550
Deutsche Börse AG	23,700	3,817,590
Philippine Stock Exchange, Inc.	66,500	1,178,118

		10,816,801

FOOD, BEVERAGE & TOBACCO — 11.65%

BEVERAGES — 8.03%
Carlsberg A/S Class A	25,800	3,282,762
Carlsberg A/S Class B	7,000	895,118
Coca Cola Icecek AS	320,900	2,549,307
Heineken Holding NV	51,300	2,579,526
FOOD PRODUCTS — 3.62%
Nestlé SA-REG	8,381	4,187,968

		13,494,681

MATERIALS — 3.83%

CONSTRUCTION MATERIALS — 1.95%
Cemex SAB de C.V. ADR+	86,600	2,261,992
METALS & MINING — 1.88%
Major Drilling Group International, Inc.+	41,700	2,173,462

		4,435,454

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 4.47%

MEDIA — 4.47%
Airmedia Group, Inc. ADR+	147,900	$2,351,610
Naspers Ltd.	49,600	862,343
Zee Entertainment Enterprises, Ltd.	324,100	1,961,403

		5,175,356

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 8.61%

PHARMACEUTICALS — 8.61%
Glaxosmithkline ADR	26,200	1,111,666
Glaxosmithkline plc	33,600	710,854
Novo Nordisk A/S	58,100	3,973,049
Roche Holdings AG	22,200	4,178,009

		9,973,578

REAL ESTATE — 2.48%

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.48%
Aldar Properties	1,030,300	2,874,537

		2,874,537

RETAILING — 2.22%

SPECIALTY RETAIL — 2.22%
Sprider Stores SA	549,600	2,577,011

		2,577,011

SOFTWARE & SERVICES — 5.56%

INTERNET SOFTWARE & SERVICES — 2.24%
Open Text Corp.+	82,900	2,595,599
SOFTWARE — 3.32%
Amdocs Ltd.+	135,500	3,842,780

		6,438,379

TECHNOLOGY HARDWARE & EQUIPMENT — 2.43%

ELECTRONIC EQUIPMENT & INSTRUMENTS — 2.43%
Smartrac NV+	58,200	2,816,219

		2,816,219

TELECOMMUNICATION SERVICES — 11.43%

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.40%
PT Telekomunikasi Indonesia	2,084,000	2,184,747
Telefónica SA	141,800	4,074,372
WIRELESS TELECOMMUNICATION SERVICES — 6.03%
América Móvil SAB de C.V.	1,348,500	4,295,333
MTN Group Ltd.	177,100	2,685,980

		13,240,432

Certified Semi-Annual Report    24

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
TRANSPORTATION — 7.15%

TRANSPORTATION INFRASTRUCTURE — 7.15%
China Merchants Holdings International Co., Ltd.	124,000	$589,516
Flughafen Wien AG	27,100	3,265,710
HHLA+	58,100	4,425,746

		8,280,972

UTILITIES — 10.28%

ELECTRIC UTILITIES — 5.57%
ČEZ AS	32,125	2,447,933
Verbund+	56,300	4,007,759
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.70%
PNOC Energy Development Corp.	22,164,400	3,130,715
MULTI-UTILITIES — 2.01%
RWE AG	18,900	2,323,214

		11,909,621

TOTAL COMMON STOCK (Cost $107,725,449)		104,252,610

SHORT TERM INVESTMENTS — 9.06%
General Electric Capital Corp., 2.00% , 4/2/2008	$5,000,000	4,999,723
Toyota Motor Credit, 2.10% , 4/1/2008	5,500,000	5,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $10,499,723)		10,499,723

TOTAL INVESTMENTS — 99.05% (Cost $118,225,172)		$114,752,333
OTHER ASSETS LESS LIABILITIES — 0.95%		1,099,473

NET ASSETS — 100.00%		$115,851,806

Footnote Legend

+ Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR    American Depository Receipt

See notes to financial statements.

Certified Semi-Annual Report    25

EXPENSE EXAMPLE
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including a 30-day redemption fee on Class I shares;

(2)	ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$924.00	$4.76
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Semi-Annual Report

INDEX COMPARISON
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Growth Fund versus MSCI AC World ex-U.S. Growth Index (February 1, 2007 to March 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended March 31, 2008

	1 Yr	Since Inception
I Shares (Incep: 2/1/07)	9.66%	13.66%
MSCI All Country World ex-U.S. Growth Index (Since: 2/1/07)	5.83%	7.25%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 30-day redemption fee.

The Morgan Stanley Capital International All Country World ex-U.S. Growth Index (MSCI AC World ex-U.S. Growth Index) includes growth companies in developed and emerging markets throughout the world, excluding the United States. Indices do not take into account fees and expenses. Investors cannot make direct investments in an index.

Certified Semi-Annual Report    27

OTHER INFORMATION
Thornburg International Growth Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is currently available for the five months ended June 30, 2007 in the case of the period from the Fund’s commencement of investment operations on February 1, 2007, and will thereafter be available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

28    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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Waste not, Wait not

Get instant access to your shareholder reports.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.	By switching from your postal mailbox to your email inbox, you reduce paper clutter, improve record keeping access, and help conserve our natural resources.
Investment Advisor: Thornburg Investment Management® 800.847.0200 Distributor: Thornburg Securities Corporation® 800.847.0200 TH1410	Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically. You invest in the future, without spending a dime.

Thornburg Investment Management®

Strategies for Building Real Wealth

Thornburg Strategic Income Fund

Semi-Annual Report – March 31, 2008

Invest in our planet, while you invest with us

You are concerned about the future, so are we. That is why we encourage you to go paperless and cut down on the amount of paper being used for regulatory mailings. Go to www.thornburg.com/edelivery and sign up to receive your shareholder reports, prospectuses, and proxy statements electronically.

Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

2    This page is not part of the Semi-Annual Report.

Thornburg Strategic Income Fund

March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation, and also may involve risks different or greater than the risks affecting the underlying assets. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies and in emerging markets which may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Blended Index – The blended index is comprised of 80% Lehman Brothers Aggregate Bond Index and 20% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Lehman U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

4    Certified Semi-Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager Jason Brady, CFA Co-Portfolio Manager

April 5, 2008

Dear Fellow Shareholder:

We are delighted to present the first Semi-Annual Report for the Thornburg Strategic Income Fund for the period ended March 31, 2008. The net asset value of a Class A share of the Fund increased 4 cents to $11.98 since the inception date of December 19, 2007. If you were invested for the entire period, you received dividends of 17.9 cents per Class A share. Please examine the accompanying information for more details and history.

Since the inception of the Fund on December 19, 2007, we have been able to take advantage of the high level of volatility within both fixed income and equity mar-kets. We are now well positioned to pursue the portfolio goals of a high level of cur-rent income as well as some long-term capital appreciation.

Putting income and change in price together, the Class A shares of the Thornburg Strategic Income Fund produced a total return of 1.84% (at NAV) since the December 19, 2007 inception. The Blended Index of 80% Lehman Aggregate Bond Index and 20% MSCI World Index produced a 0.67% total return over the same time period. The Lehman U.S. Universal Index produced a 2.03% total return over that time period. The Blended and Lehman indices reflect no deduction for fees, expenses, or taxes.

Outperformance versus the Blended Index can be largely attributed to security selec-tion and asset class weighting. By purchasing securities with good significant risk-adjusted yields, we have been able to withstand some of the most recent turbulence in the market, especially within the equity allocation. Underperformance versus the Lehman U.S. Universal Index can be largely attributed to the presence of a signifi-cant equity allocation at a time when global equities deteriorated.

Despite the recent turbulence, our equity allocation remains a key and differentiat-ing component of our strategy. Though global equities have fallen so far this year, there are several great reasons that we think our equity component will continue to add value to the portfolio. First, the negative correlation that often exists between interest rate sensitive securities and stocks, especially in more uncertain times, can lower the volatility of the overall portfolio significantly. Second, our equity component currently has a higher dividend yield than our bond component’s yield. While this is unlikely to be sustained for any great length of time, our stocks’ income generation is an important source of the Fund’s dividend and underlines the importance of portfolio flexibility. Last, equities won’t fall forever, and in fact, the recent downtrend continues to present opportunities for that portion of the portfolio, keeping our portfolio risk firmly in mind.

Aside from equities we are seeing dislocations in many fixed income asset classes including mortgage backed securities and even municipal bonds. Mortgages are of course subject to the effects of a declining home price environment, and defaults are

Certified Semi-Annual Report    5

Letter to Shareholders

Continued

historically quite high. Even so, there are many mortgage structures with good underlying collateral that are very likely to pay even in a highly stressed environment. As a result, we believe there are good returns to be had in this sector, though the dislocations here could continue or even worsen over the short to medium term. Another example of market stress is within the municipal bond market. Munis, not typically a source of great yield (given their tax-exempt nature), in some cases are currently so unloved that they rival or surpass their taxable corporate counterparts in yield. In addition, at some point the municipal market should come to its senses (or perhaps more to the point, work off its auction rate security hangover). If this happens, these bonds could enjoy significant capital gains. Municipal bonds and highly rated mortgage backed securities are not what you would normally expect to see in a higher yielding taxable bond fund, but we believe the bonds we selected are extremely attractive right now. Their inclusion illustrates the importance of the broad mandate we have in this Fund and the ability we have to invest where we see good value.

In general, capital markets remain very challenging to navigate, and the broad mandate of the Fund means that we have many opportunities but also many potential pitfalls. As we chart a course towards our aim of a sustainably high dividend with reasonable volatility, we are constantly reminded of the importance of a diversified portfolio with good risk management. Though many assets are quite “cheap,” there is no guarantee that they will not, over the course of our holding period, get “cheaper” by declining in value further. As a result, though opportunity abounds, we have tried very hard to balance the need of a high dividend stream with the goal of lower volatility. We hope you are pleased with your investment in the Fund thus far.

Regards,

George Strickland	Jason Brady, CFA
Managing Director	Managing Director
Co-Portfolio Manager	Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $36,982,591) (Note 2)	$36,482,154
Cash	415,734
Receivable for fund shares sold	615,667
Dividends receivable	81,883
Interest receivable	297,943
Prepaid expenses and other assets	40,669

Total Assets	37,934,050

LIABILITIES
Payable for securities purchased	1,822,464
Payable for fund shares redeemed	30,181
Unrealized loss on forward exchange contracts (Note 7)	13,810
Payable to investment advisor and other affiliates (Note 3)	15,561
Dividends payable	27,759

Total Liabilities	1,909,775

NET ASSETS	$36,024,275

NET ASSETS CONSIST OF:
Undistributed net investment income	$68,152
Net unrealized depreciation on investments	(511,564)
Accumulated net realized gain (loss)	26,840
Net capital paid in on shares of beneficial interest	36,440,847

$36,024,275

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($13,656,930 applicable to 1,139,768 shares of beneficial interest outstanding - Note 4)	$11.98
Maximum sales charge, 4.50% of offering price	0.56

Maximum offering price per share	$12.54

Class C Shares:
Net asset value and offering price per share * ($8,667,488 applicable to 723,300 shares of beneficial interest outstanding - Note 4)	$11.98

Class I Shares:
Net asset value, offering and redemption price per share ($13,699,857 applicable to 1,142,159 shares of beneficial interest outstanding - Note 4)	$11.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    7

STATEMENT OF OPERATIONS	For the period from commencement of operations on
Thornburg Strategic Income Fund	December 19, 2007 to March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $272)	$148,455
Interest income (net of premium amortized of $2,028)	343,040

Total Income	491,495

EXPENSES:
Investment advisory fees (Note 3)	45,123
Administration fees (Note 3)
Class A Shares	2,889
Class C Shares	1,361
Class I Shares	1,308
Distribution and service fees (Note 3)
Class A Shares	6,162
Class C Shares	11,369
Transfer agent fees
Class A Shares	1,340
Class C Shares	1,160
Class I Shares	1,160
Registration and filing fees
Class A Shares	7,559
Class C Shares	7,559
Class I Shares	7,655
Custodian fees (Note 3)	12,874
Professional fees	8,444
Accounting fees	104
Trustee fees	52
Other expenses	6,312

Total Expenses	122,431
Less:
Expenses reimbursed by investment advisor (Note 3)	(32,486)
Management fees waived by investment advisor (Note 3)	(13,079)
Fees paid indirectly (Note 3)	(2,474)

Net Expenses	74,392

Net Investment Income	$417,103

8    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED	For the period from commencement of operations on
Thornburg Strategic Income Fund	December 19, 2007 to March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$28,213
Foreign currency transactions	(1,373)

26,840

Net change in unrealized appreciation (depreciation) on:
Investments	(496,557)
Foreign currency translations	(15,007)

(511,564)

Net Realized and Unrealized Loss	(484,724)

Net Decrease in Net Assets Resulting From Operations	$(67,621)

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund

For the period from commencement of operations on December 19, 2007 to March 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$417,103
Net realized gain on investments and foreign currency transactions	26,840
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(511,564)

Net Increase (Decrease) in Net Assets Resulting from Operations	(67,621)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(133,665)
Class C Shares	(59,473)
Class I Shares	(155,813)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	13,811,892
Class C Shares	8,788,071
Class I Shares	13,840,884

Net Increase in Net Assets	36,024,275

NET ASSETS:
Beginning of period	—

End of period	$36,024,275

Undistributed net investment income	$68,152

*	Unaudited.

See notes to financial statements.

10    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Equity securities held by the Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where the Fund’s management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust’s valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation. A debt obligation’s market value may be deemed unreliable by the Fund’s management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is not open for the entire scheduled day of trading. Additionally, an equity security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security’s market value are created by developments occurring after the most recent close of the security’s primary exchange or market, but before the next close of business for the Fund, or by an unusual event or significant period of time occurring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a

Certified Semi-Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

foreign exchange could become stale in some instances because of such events occurring after the close of that exchange.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2008, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size.

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

For the period ended March 31, 2008, the Advisor voluntarily waived investment advisory fees of $13,079. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $10,645 for Class A shares, $11,718 for Class C shares, and $10,123 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $13,867 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,612 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2008, fees paid indirectly were $2,474. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2008*
	Shares	Amount
Class A Shares
Shares sold	1,172,763	$14,208,338
Shares issued to shareholders in reinvestment of dividends	8,948	107,127
Shares repurchased	(41,943)	(503,573)

Net Increase (Decrease)	1,139,768	$13,811,892

Class C Shares
Shares sold	768,733	$9,332,661
Shares issued to shareholders in reinvestment of dividends	2,936	35,157
Shares repurchased	(48,369)	(579,747)

Net Increase (Decrease)	723,300	$8,788,071

Class I Shares
Shares sold	1,151,086	$13,949,010
Shares issued to shareholders in reinvestment of dividends	8,316	99,664
Shares repurchased	(17,243)	(207,790)

Net Increase (Decrease)	1,142,159	$13,840,884

*	The Fund commenced operations on December 19, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $31,707,795 and $650,229, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$36,982,591

Gross unrealized appreciation on a tax basis	$412,828
Gross unrealized depreciation on a tax basis	(913,265)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(500,437)

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign securities transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign securities transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of coun-terparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

		Contract Value Date	Unrealized Gain (Loss)
Contracts
114,817	Greater British Pound for 223,039 USD	July 15, 2008	$(2,923)
135,700	Greater British Pound for 261,575 USD	July 15, 2008	(5,483)
183,000	Greater British Pound for 355,185 USD	July 15, 2008	(4,961)

Net unrealized loss from forward Sell contracts:			$(13,367)

CONTRACTS TO BUY:

		Contract Value Date	Unrealized Gain (Loss)
Contracts
20,000	Greater British Pound for 39,803 USD	July 15, 2008	$(443)

Net unrealized loss from forward Buy contracts:			$(443)

Net unrealized gain (loss) from forward Exchange contracts:			$(13,810)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands the required disclosures about fair value measurements in financial statements. FAS 157 is effective for the Fund’s current fiscal period.

Various inputs may be used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as follows: (i) Level 1 inputs, which include quoted prices in active markets for identical securities; (ii) Level 2 inputs, which include other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and (iii) Level 3 inputs, which include significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of its investments). The inputs or methodologies used for valuing the Fund’s investments are not necessarily an indication of the risk associated with those investments.

The following table displays a summary of the level of inputs used to value the Fund’s investments as of March 31, 2008:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 – Quoted Prices in Active Markets for Identical Assets	$5,756,776	$(13,810)
Level 2 – Significant Other Observable Inputs	30,725,378	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$36,482,154	$(13,810)

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS
Thornburg Strategic Income Fund

	Period Ended March 31, 2008(a)*
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.22
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.22

Less dividends from:
Net investment income	(0.18)

Change in net asset value	0.04

NET ASSET VALUE, end of period	$11.98

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.84
Ratios to average net assets:
Net investment income (loss) (%)	6.81	(c)
Expenses, after expense reductions (%)	1.29	(c)
Expenses, after expense reductions and net of custody credits (%)	1.25	(c)
Expenses, before expense reductions (%)	1.97	(c)

Portfolio turnover rate (%)	3.24

Net assets at end of period (thousands)	$13,657

(a)	Fund commenced operations on December 19, 2007.
(b)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED
Thornburg Strategic Income Fund

	Period Ended March 31, 2008(a)*
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.22
Net realized and unrealized gain (loss) on investments	(0.02)

Total from investment operations	0.20

Less dividends from:
Net investment income	(0.16)

Change in net asset value	0.04

NET ASSET VALUE, end of period	$11.98

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	1.69
Ratios to average net assets:
Net investment income (loss) (%)	6.66	(c)
Expenses, after expense reductions (%)	1.85	(c)
Expenses, after expense reductions and net of custody credits (%)	1.80	(c)
Expenses, before expense reductions (%)	3.14	(c)

Portfolio turnover rate (%)	3.24

Net assets at end of period (thousands)	$8,667

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

Certified Semi-Annual Report    17

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Strategic Income Fund

	Period Ended March 31, 2008(a)*
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.24

Less dividends from:
Net investment income	(0.19)

Change in net asset value	0.05

NET ASSET VALUE, end of period	$11.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.00
Ratios to average net assets:
Net investment income (loss) (%)	7.16	(c)
Expenses, after expense reductions (%)	1.03	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)
Expenses, before expense reductions (%)	1.63	(c)

Portfolio turnover rate (%)	3.24

Net assets at end of period (thousands)	$13,700

(a)	Fund commenced operations on December 19, 2007. (b) Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

NASDAQ SYMBOLS: CLASS A – TSIAX, CLASS C – TSICX, CLASS I – TSIIX CUSIPS: CLASS A – 885-215-228, CLASS C – 885-215-210, CLASS I – 885-215-194

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Energy	10.5%

Banks	9.5%

Telecommunication Services	7.4%

Utilities	6.9%

Diversified Financials	3.8%

Pharmaceuticals, Biotechnology & Life Sciences	2.8%

Software & Services	2.8%

Media	2.3%

Retailing	1.7%

Consumer Services	1.6%

Transportation	1.6%

Materials	1.5%

Food & Staples Retailing	1.2%

Health Care Equipment & Services	1.1%

Food, Beverage & Tobacco	1.1%

Other Non-Classified Securities:

Asset Backed Securities	13.8%

Municipal Bonds	10.9%

Other Securities	2.4%

U.S. Treasury Securities	2.1%

Foreign Bonds	1.7%

U.S. Government Agencies	0.1%

Other Assets & Cash Equivalents	13.2%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08

United States of America	68.7%

United Kingdom	2.7%

Bermuda	2.5%

Italy	2.4%

Brazil	1.7%

Australia	1.5%

Israel	1.5%

Greece	0.8%

China	0.8%

Korea	0.8%

Malaysia	0.8%

Hong Kong	0.8%

Turkey	0.7%

Russia	0.6%

Singapore	0.5%

Other Assets & Cash Equivalents	13.2%

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 13.93%

BANKS — 3.41%

COMMERCIAL BANKS — 3.41%
Barclays plc	33,600	$302,080
Intesa Sanpaolo	43,400	305,931
Lloyds TSB Group plc	69,100	618,499

		1,226,510

CONSUMER SERVICES — 1.61%

HOTELS, RESTAURANTS & LEISURE — 1.61%
Berjaya Sports Toto Berhad	176,700	284,510
OPAP SA	8,300	295,879

		580,389

DIVERSIFIED FINANCIALS — 2.57%

DIVERSIFIED FINANCIAL SERVICES — 2.57%
KKR Financial Holdings LLC	73,000	924,180

		924,180

ENERGY — 0.74%

OIL, GAS & CONSUMABLE FUELS — 0.74%
Tupras-Turkiye Petrol Rafinerileri A.S.	12,100	267,518

		267,518

FOOD, BEVERAGE & TOBACCO — 0.80%

FOOD PRODUCTS — 0.46%
Reddy Ice Holdings, Inc.	12,600	164,178
TOBACCO — 0.34%
Altria Group, Inc.	1,700	37,740
Philip Morris+	1,700	85,986

		287,904

TELECOMMUNICATION SERVICES — 1.54%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.54%
Telstra Corp. Ltd.	15,700	63,132
Telstra Corp. Ltd. Installment Receipts	190,939	490,343

		553,475

TRANSPORTATION — 0.76%

TRANSPORTATION INFRASTRUCTURE — 0.76%
Hopewell Highway Infrastructure Ltd.	359,000	275,386

		275,386

UTILITIES — 2.50%

ELECTRIC UTILITIES — 1.54%
Enel S.p.A.	52,200	553,800
MULTI-UTILITIES — 0.96%
Consolidated Edison, Inc.	1,300	51,610
Energy East Corp.	12,300	296,676

		902,086

TOTAL COMMON STOCK (Cost $5,376,595)		5,017,448

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
ASSET BACKED SECURITIES — 13.76%

BANKS — 2.07%

COMMERCIAL BANKS — 2.07%
CW Capital Colbalt Series 2007-C2 Class A1, 5.064%, 9/15/2011	$30,175	$29,642
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A1, 5.233%, 3/10/2039	30,984	30,673
Wachovia Bank Commercial Mtg. Trust Series 2007-C30 Class A1, 5.031%, 12/15/2043	30,733	30,343
Wachovia Bank Commercial Mtg. Trust Series 2007-C31 Class A1, 5.14%, 4/15/2047	21,571	21,344
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 4.546%, 2/25/2035	399,704	318,418
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.684%, 3/25/2035	396,929	313,829

		744,249

DIVERSIFIED FINANCIALS — 11.69%

CAPITAL MARKETS — 5.64%
Bear Stearns ARM Mtg. Series 2003-6 Class 2B-1, 4.828%, 8/25/2033	1,376,714	1,207,637
Bear Stearns Commercial Mtg. Securities Series 2007-PW15 Class A1, 5.016%, 2/11/2044	4,529	4,449
Bear Stearns Commercial Mtg. Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	70,118	69,015
Bear Stearns Commercial Mtg. Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	29,184	28,781
Commercial Mtg. Series 2006-C8 Class A1, 5.108%, 12/10/2046	45,472	45,188
Credit Suisse Mtg. Capital Certificates Series 2007-C1 Class A1, 5.227%, 2/15/2040	25,575	25,389
Credit Suisse Mtg. Capital Certificates Series 2007-C2 Class A1, 5.269%, 1/15/2049	17,544	17,409
Credit Suisse Mtg. Capital Certificates Series 2007-C3 Class A1, 5.664%, 6/15/2039	22,689	22,665
GS Mtg. Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	34,377	34,012
LB-UBS Commercial Mtg. Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	20,775	20,687
LB-UBS Commercial Mtg. Trust Series 2007-C2 Class A1, 5.226%, 2/17/2040	18,089	17,947
Merrill Lynch Mtg. Investors Trust, 4.229%, 8/25/2034	397,511	325,237
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-5 Class A1,
4.275%, 8/12/2048	17,117	16,698
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-6 Class A1,
5.175%, 3/12/2051	21,252	21,057
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	34,411	34,055
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	31,607	30,985
Morgan Stanley Capital I Series 2007-IQ14 Class A1, 5.38%, 4/15/2049	63,567	62,761
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	49,049	48,511

DIVERSIFIED FINANCIAL SERVICES — 6.05%
Banc of America Commerical Mtg., Inc. Series 2007-2 Class A1, 5.421%, 1/10/2012	36,401	36,074
Banc of America Funding Corp. Series 2006-I Class SB1, 4.735%, 12/20/2036	995,202	816,065
Banc of America Mtg. Services Series 2005-A Class B1, 4.88%, 2/25/2035	978,361	810,631
Citigroup Commercial Mtg. Trust Series 2004-HYB2 Class B1, 5.157%, 3/25/2034	360,517	311,944
Citigroup Commercial Mtg. Trust Series 2007-C6 Class A1, 5.622%, 4/10/2012	87,567	86,816
Citigroup/Deutsche Bank Commercial Mtg. Series 2007-CD4 Class A1, 4.977%, 12/11/2049	54,087	53,174
JPMorgan Chase Commercial Mtg. Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	45,447	45,049
JPMorgan Chase Commercial Mtg. Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	21,204	20,968

		4,213,204

TOTAL ASSET BACKED SECURITIES (Cost $4,983,780)		4,957,453

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
CORPORATE BONDS — 33.44%

BANKS — 3.09%

COMMERCIAL BANKS — 2.84%
Suntrust Bank, 7.25%, 3/15/2018	$1,000,000	$1,022,677
THRIFTS & MORTGAGE FINANCE — 0.25%
Sovereign Bank, 5.125%, 3/15/2013	100,000	90,831

		1,113,508

DIVERSIFIED FINANCIALS — 1.26%

CAPITAL MARKETS — 0.81%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	100,000	95,933
Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013	200,000	194,473
CONSUMER FINANCE — 0.45%
SLM Corp., 4.50%, 7/26/2010	200,000	164,104

		454,510

ENERGY — 6.72%

ENERGY EQUIPMENT & SERVICES — 1.56%
Calfrac Holdings LP, 7.75%, 2/15/2015	600,000	561,000
OIL, GAS & CONSUMABLE FUELS — 5.16%
Chesapeake Energy Corp., 7.00%, 8/15/2014	700,000	701,750
El Paso Corp., 7.75%, 6/15/2010	55,000	57,313
Enterprise Products Operating LP, 7.034%, 1/15/2068	100,000	84,887
Petroleum Development Corp., 12.00%, 2/15/2018	500,000	500,000
Southwestern Energy Co., 7.50%, 2/1/2018	500,000	517,500

		2,422,450

FOOD & STAPLES RETAILING — 1.25%

FOOD & STAPLES RETAILING — 1.25%
Rite Aid Corp., 7.50%, 3/1/2017	500,000	450,000

		450,000

FOOD, BEVERAGE & TOBACCO — 0.29%

BEVERAGES — 0.29%
Constellation Brands, Inc., 8.375%, 12/15/2014	100,000	103,000

		103,000

HEALTH CARE EQUIPMENT & SERVICES — 1.11%

HEALTH CARE PROVIDERS & SERVICES — 1.11%
Alliance Imaging, Inc., 7.25%, 12/15/2012	250,000	235,000
Alliance Imaging, Inc., 7.25%, 12/15/2012	175,000	164,500

		399,500

MATERIALS — 1.46%

METALS & MINING — 1.46%
Freeport-McMoRan Copper & Gold Inc., 8.25%, 4/1/2015	500,000	527,500

		527,500

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 2.33%

MEDIA — 2.33%
DIRECTV Holdings, 6.375%, 6/15/2015	$900,000	$839,250

		839,250

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.81%

BIOTECHNOLOGY — 2.81%
Biogen Idec, Inc., 6.00%, 3/1/2013	1,000,000	1,011,792

		1,011,792

RETAILING — 0.85%

MULTILINE RETAIL — 0.85%
Target Corp., 6.00%, 1/15/2018	300,000	307,101

		307,101

SOFTWARE & SERVICES — 2.79%

IT SERVICES — 2.79%
Computer Sciences Corp., 5.50%, 3/15/2013	1,000,000	1,003,356

		1,003,356

TELECOMMUNICATION SERVICES — 4.32%

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.32%
Level 3 Financing, Inc., 9.25%, 11/1/2014	700,000	572,250
Windstream Corp., 8.125%, 8/1/2013	1,000,000	982,500

		1,554,750

TRANSPORTATION — 0.79%

ROAD & RAIL — 0.79%
Hertz Corp., 8.875%, 1/1/2014	300,000	284,250

		284,250

UTILITIES — 4.37%

ELECTRIC UTILITIES — 4.14%
PPL Energy Supply LLC, 6.50%, 5/1/2018	1,000,000	994,104
Reliant Energy, Inc., 7.625%, 6/15/2014	500,000	496,250
GAS UTILITIES — 0.23%
Southern Union Co., 7.20%, 11/1/2066	100,000	84,000

		1,574,354

TOTAL CORPORATE BONDS (Cost $12,102,124)		12,045,321

CONVERTIBLE BONDS — 1.54%

TELECOMMUNICATION SERVICES — 1.54%

WIRELESS TELECOMMUNICATION SERVICES — 1.54%
NII Holdings, Inc., 3.125%, 6/15/2012	700,000	555,625

TOTAL CONVERTIBLE BONDS (Cost $601,238)		555,625

Certified Semi-Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MUNICIPAL BONDS — 10.88%
Hillsborough County Florida Pollution, 5.65%, 5/15/2018	$1,000,000	$1,005,290
Hillsborough County Florida Pollution, 5.00%, 12/1/2034	1,000,000	990,020
Missouri State Environment Improvement Energy (KC Power & Light Project), 5.25%, 7/1/2017	1,000,000	987,060
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	400,000	369,148
Pennsylvania Economic Development Series A (Waste Management, Inc. Project), 4.70%, 11/1/2021	600,000	566,160

TOTAL MUNICIPAL BONDS (Cost $3,930,714)		3,917,678

U.S. GOVERNMENT AGENCIES — 0.06%
Federal National Mtg. Association, 6.50%, 3/25/2024	19,678	20,443

TOTAL U.S. GOVERNMENT AGENCIES (Cost $19,775)		20,443

U.S. TREASURY SECURITIES — 2.05%
United States Treasury Notes, 3.375%, 11/30/2012	300,000	312,703
United States Treasury Notes, 4.25%, 11/15/2017	400,000	426,625

TOTAL U.S. TREASURY SECURITIES (Cost $700,932)		739,328

FOREIGN BONDS — 2.32%

ENERGY — 0.58%

OIL, GAS & CONSUMABLE FUELS — 0.58%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	5,000,000	208,437

		208,437

MISCELLANEOUS — 1.74%

MISCELLANEOUS — 1.74%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	1,025,000	627,314

		627,314

TOTAL FOREIGN BONDS (Cost $850,624)		835,751

YANKEE BONDS — 6.42%

BANKS — 3.08%

COMMERCIAL BANKS — 3.08%
Bank of Scotland plc, 5.625%, 7/20/2009	37,000	37,966
DBS Bank Ltd./Singapore, 5.125%, 5/16/2017	200,000	185,696
Glitnir Banki HF, 4.421%, 1/18/2012	500,000	378,168
Glitnir Banki HF, 3.793%, 8/25/2009	175,000	158,674
Islandsbanki, 4.418%, 10/15/2008	60,000	59,991
Korea Development Bank, 5.30%, 1/17/2013	200,000	204,923
Shinhan Bank, 6.819%, 9/20/2036	100,000	82,728

		1,108,146

ENERGY — 2.53%

OIL, GAS & CONSUMABLE FUELS — 2.53%
Petroplus Finance Ltd., 6.75%, 5/1/2014	1,000,000	912,500

		912,500

24    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 0.81%

MULTILINE RETAIL — 0.81%
Parkson Retail Group, 7.125%, 5/30/2012	$300,000	$292,561

		292,561

TOTAL YANKEE BONDS (Cost $2,336,908)		2,313,207

OTHER SECURITIES — 2.44%

LOAN PARTICIPATIONS — 2.44%
Fairpoint Communications, Inc. Loan B, 5.75%, 3/8/2015 (1)	1,000,000	880,000

TOTAL OTHER SECURITIES (Cost $880,000)		880,000

SHORT TERM INVESTMENTS — 14.43%
Citizens Property Insurance Corp. Series F, 8.00%, 7/1/2021	1,000,000	1,000,000
General Electric Capital Corp., 2.00%, 4/1/2008	1,500,000	1,500,000
Northern Michigan University, 8.50%, 6/1/2031	1,000,000	1,000,000
Toyota Motor Credit, 2.10%, 4/2/2008	1,700,000	1,699,900

TOTAL SHORT TERM INVESTMENTS (Cost $5,199,901)		5,199,900

TOTAL INVESTMENTS — 101.27% (Cost $36,982,591)		$36,482,154
LIABILITIES NET OF OTHER ASSETS — (1.27)%		(457,879)

NET ASSETS — 100.00%		$36,024,275

Footnote Legend

+	Non-income producing
(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Dollars
Mtg	Mortgage
RUB	Denominated in Russian Rubles

See notes to financial statements.

Certified Semi-Annual Report    25

EXPENSE EXAMPLE
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

For each class of shares, the first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of shares, the second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class A Shares
Actual	$1,000.00	$1,032.38	$6.35
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class C Shares
Actual	$1,000.00	$1,029.74	$9.13
Hypothetical*	$1,000.00	$1,016.00	$9.07
Class I Shares
Actual	$1,000.00	$1,035.19	$5.04
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.80%; I: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Certified Semi-Annual Report

INDEX COMPARISON	For the period from commencement of operations on
Thornburg Strategic Income Fund	December 19, 2007 to March 31, 2008 (Unaudited)

TOTAL RETURNS*

For the period ended March 31, 2008 (with sales charge)

Since Inception
A Shares (Incep: 12/19/07)	(2.72)%
C Shares (Incep: 12/19/07)	0.69%
I Shares (Incep: 12/19/07)	2.00%
Blended Index (Since: 12/19/07)	0.67%
Lehman U.S. Universal Index (Since: 12/19/07)	2.03%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class I shares.

The Blended Index is comprised of 80% Lehman Brothers Aggregate Bond Index and 20% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Lehman U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report    27

OTHER INFORMATION
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on December 19, 2007. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2008. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on December 3, 2007.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the investments by each of the Trust’s respective Funds. These reports include information about each Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of each Fund, general appraisals of industry and economic prospects and factors, and other matters affecting each Fund and relating to the Advisor’s performance of services for each Fund.

In preparation for their initial consideration of the advisory agreement for Thornburg Strategic Income Fund, the independent Trustees met in independent session on December 2, 2007 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objectives and policies of the Fund, and other matters pertaining to the Fund. Following this session, the Trustees met on December 3, 2007 to consider an approval of the proposed investment advisory agreement for the Fund, and the independent Trustees unanimously approved and adopted the agreement for the Fund.

The information below summarizes certain factors considered by the Trustees in connection with the determination to approve the advisory agreement. In determining to approve the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of services proposed to be provided by the Advisor to the new Fund, the Trustees evaluated the principal investment objectives and strategies of the Fund and the expertise and resources of the Advisor and the staffing of the Advisor which would be available to pursue those objectives and strategies. The Trustees also considered in their evaluation the quality of the services provided by the Advisor to other Funds of the Trust, and their conclusions that the Advisor had satisfactorily pursued the other Funds’ investment objectives and that the Funds’ performance had been satisfactory in the context of those Funds’ objectives and policies and prevailing market conditions. The Trustees further considered in this regard the quality of the Advisor’s accounting, compliance and operations functions. The Trustees concluded, based upon these and other considerations, that the information presented demonstrated the sufficiency of the services proposed to be provided by the Advisor and that the Advisor was prepared to pursue the Fund’s stated objectives and to provide associated services to the Fund.

Fees and Expenses; Profitability of Advisor; Economies of Scale. The Trustees also considered the fees proposed to be charged by the Advisor to the Fund. The Trustees considered in this regard their previous evaluations of the fees charged to other Funds of the Trust and conclusions that those fee levels were reasonable in view of the nature and quality of the services provided and comparisons of those fee levels to fees charged to other mutual funds, indicating that the proposed fee level was reasonable for the services proposed to be provided to the Fund. The Trustees also considered the breakpoint fee schedule proposed for the Fund in accordance with the approach for other Funds of the Trust and the economies of scale enjoyed by other Funds of the Trust as their assets had increased, the Advisor’s proposed waivers of fees and reimbursements of expenses, and the likelihood that the Advisor would not realize a profit from its service to the Fund in the initial periods of its operation. The Trustees concluded that the advisory fee proposed to be charged to the Fund by the Advisor was fair and reasonable in view of the nature and extent of the services to be provided and the likelihood that the Advisor’s cost of providing the services to the Fund would exceed its revenues from the Fund in early periods of operations. The Trustees did not identify any unfair ancillary benefits to the Advisor from its service to the Fund.

28    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 701/2, even if you are covered by an employer retirement plan. Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

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Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Investment Advisor: Thornburg Investment Management® 800.847.0200	Distributor: Thornburg Securities Corporation® 800.847.0200 TH1663

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Thornburg Strategic Income Fund

Harvesting a Sustainable Yield

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

2    This page is not part of the Semi-Annual Report.

Thornburg Strategic Income Fund

I Shares – March 31, 2008

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Semi-Annual Report    3

Important Information

The information presented on the following pages was current as of March 31, 2008. The managers’ views, portfolio holdings, and sector and country diversification are provided for the general information of the Fund’s shareholders; they are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Investments in the Fund carry risks including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in structured finance arrangements and other types of derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities including illiquidity and difficulty in valuation, and also may involve risks different or greater than the risks affecting the underlying assets. Investing outside the United States involves additional risks, such as currency fluctuations. Additionally, the Fund may invest a portion of the assets in small capitalization companies and in emerging markets which may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity. There is no guarantee that the Fund will meet its investment objectives.
Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 80% Lehman Brothers Aggregate Bond Index and 20% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Lehman U.S. Universal Index – Represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

4    Certified Semi-Annual Report

Letter to Shareholders

George Strickland Co-Portfolio Manager Jason Brady, CFA Co-Portfolio Manager

April 5, 2008

Dear Fellow Shareholder:

We are delighted to present the first Semi-Annual Report for the Thornburg Strategic Income Fund for the period ended March 31, 2008. The net asset value of a Class I share of the Fund increased 5 cents to $11.99 since the inception date of December 19, 2007. If you were invested for the entire period, you received dividends of 18.8 cents per Class I share. Please examine the accompanying information for more details and history.

Since the inception of the Fund on December 19, 2007, we have been able to take advantage of the high level of volatility within both fixed income and equity markets. We are now well positioned to pursue the portfolio goals of a high level of current income as well as some long-term capital appreciation.

Putting income and change in price together, the Class I shares of the Thornburg Strategic Income Fund produced a total return of 2.00% since the December 19, 2007 inception. The Blended Index of 80% Lehman Aggregate Bond Index and 20% MSCI World Index produced a 0.67% total return over the same time period. The Lehman U.S. Universal Index produced a 2.03% total return over that time period. The Blended and Lehman indices reflect no deduction for fees, expenses, or taxes.

Outperformance versus the Blended Index can be largely attributed to security selection and asset class weighting. By purchasing securities with good significant risk-adjusted yields, we have been able to withstand some of the most recent turbulence in the market, especially within the equity allocation. Underperformance versus the Lehman U.S. Universal Index can be largely attributed to the presence of a significant equity allocation at a time when global equities deteriorated.

Despite the recent turbulence, our equity allocation remains a key and differentiating component of our strategy. Though global equities have fallen so far this year, there are several great reasons that we think our equity component will continue to add value to the portfolio. First, the negative correlation that often exists between interest rate sensitive securities and stocks, especially in more uncertain times, can lower the volatility of the overall portfolio significantly. Second, our equity component currently has a higher dividend yield than our bond component’s yield. While this is unlikely to be sustained for any great length of time, our stocks’ income generation is an important source of the Fund’s dividend and underlines the importance of portfolio flexibility. Last, equities won’t fall forever, and in fact, the recent downtrend continues to present opportunities for that portion of the portfolio, keeping our portfolio risk firmly in mind.

Aside from equities we are seeing dislocations in many fixed income asset classes including mortgage backed securities and even municipal bonds. Mortgages are of course subject to the effects of a declining home price environment, and defaults are

Certified Semi-Annual Report    5

Letter to Shareholders
Continued

historically quite high. Even so, there are many mortgage structures with good underlying collateral that are very likely to pay even in a highly stressed environment. As a result, we believe there are good returns to be had in this sector, though the dislocations here could continue or even worsen over the short to medium term. Another example of market stress is within the municipal bond market. Munis, not typically a source of great yield (given their tax-exempt nature), in some cases are currently so unloved that they rival or surpass their taxable corporate counterparts in yield. In addition, at some point the municipal market should come to its senses (or perhaps more to the point, work off its auction rate security hangover). If this happens, these bonds could enjoy significant capital gains. Municipal bonds and highly rated mortgage backed securities are not what you would normally expect to see in a higher yielding taxable bond fund, but we believe the bonds we selected are extremely attractive right now. Their inclusion illustrates the importance of the broad mandate we have in this Fund and the ability we have to invest where we see good value.

In general, capital markets remain very challenging to navigate, and the broad mandate of the Fund means that we have many opportunities but also many potential pitfalls. As we chart a course towards our aim of a sustainably high dividend with reasonable volatility, we are constantly reminded of the importance of a diversified portfolio with good risk management. Though many assets are quite “cheap,” there is no guarantee that they will not, over the course of our holding period, get “cheaper” by declining in value further. As a result, though opportunity abounds, we have tried very hard to balance the need of a high dividend stream with the goal of lower volatility. We hope you are pleased with your investment in the Fund thus far.

Regards,

George Strickland	Jason Brady, CFA
Managing Director	Managing Director
Co-Portfolio Manager	Co-Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

6    Certified Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

ASSETS
Investments at value (cost $36,982,591) (Note 2)	$36,482,154
Cash	415,734
Receivable for fund shares sold	615,667
Dividends receivable	81,883
Interest receivable	297,943
Prepaid expenses and other assets	40,669

Total Assets	37,934,050

LIABILITIES
Payable for securities purchased	1,822,464
Payable for fund shares redeemed	30,181
Unrealized loss on forward exchange contracts (Note 7)	13,810
Payable to investment advisor and other affiliates (Note 3)	15,561
Dividends payable	27,759

Total Liabilities	1,909,775

NET ASSETS	$36,024,275

NET ASSETS CONSIST OF:
Undistributed net investment income	$68,152
Net unrealized depreciation on investments	(511,564)
Accumulated net realized gain (loss)	26,840
Net capital paid in on shares of beneficial interest	36,440,847

$36,024,275

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($13,656,930 applicable to 1,139,768 shares of beneficial interest outstanding – Note 4)	$11.98
Maximum sales charge, 4.50% of offering price	0.56

Maximum offering price per share	$12.54

Class C Shares:
Net asset value and offering price per share * ($8,667,488 applicable to 723,300 shares of beneficial interest outstanding – Note 4)	$11.98

Class I Shares:
Net asset value, offering and redemption price per share ($13,699,857 applicable to 1,142,159 shares of beneficial interest outstanding – Note 4)	$11.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Semi-Annual Report    7

STATEMENT OF OPERATIONS	For the period from commencement of operations on
Thornburg Strategic Income Fund	December 19, 2007 to March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $272)	$148,455
Interest income (net of premium amortized of $2,028)	343,040

Total Income	491,495

EXPENSES:
Investment advisory fees (Note 3)	45,123
Administration fees (Note 3)
Class A Shares	2,889
Class C Shares	1,361
Class I Shares	1,308
Distribution and service fees (Note 3)
Class A Shares	6,162
Class C Shares	11,369
Transfer agent fees
Class A Shares	1,340
Class C Shares	1,160
Class I Shares	1,160
Registration and filing fees
Class A Shares	7,559
Class C Shares	7,559
Class I Shares	7,655
Custodian fees (Note 3)	12,874
Professional fees	8,444
Accounting fees	104
Trustee fees	52
Other expenses	6,312

Total Expenses	122,431
Less:
Expenses reimbursed by investment advisor (Note 3)	(32,486)
Management fees waived by investment advisor (Note 3)	(13,079)
Fees paid indirectly (Note 3)	(2,474)

Net Expenses	74,392

Net Investment Income	$417,103

8    Certified Semi-Annual Report

STATEMENT OF OPERATIONS, CONTINUED	For the period from commencement of operations on
Thornburg Strategic Income Fund	December 19, 2007 to March 31, 2008 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments sold	$28,213
Foreign currency transactions	(1,373)

26,840

Net change in unrealized appreciation (depreciation) on:
Investments	(496,557)
Foreign currency translations	(15,007)

(511,564)

Net Realized and Unrealized Loss	(484,724)

Net Decrease in Net Assets Resulting From Operations	$(67,621)

See notes to financial statements.

Certified Semi-Annual Report    9

STATEMENT OF CHANGES IN NET ASSETS
Thornburg Strategic Income Fund

For the period from commencement of operations on December 19, 2007 to March 31, 2008*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$417,103
Net realized gain on investments and foreign currency transactions	26,840
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translations	(511,564)

Net Increase (Decrease) in Net Assets Resulting from Operations	(67,621)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(133,665)
Class C Shares	(59,473)
Class I Shares	(155,813)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	13,811,892
Class C Shares	8,788,071
Class I Shares	13,840,884

Net Increase in Net Assets	36,024,275

NET ASSETS:
Beginning of period	—

End of period	$36,024,275

Undistributed net investment income	$68,152

*	Unaudited.

See notes to financial statements.

10    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing thirteen series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Core Growth Fund, Thornburg Investment Income Builder Fund, Thornburg Global Opportunities Fund, and Thornburg International Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: Debt obligations held by the Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Equity securities held by the Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security’s primary market, as of the close of that exchange preceding the time of the Fund’s valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust’s valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where the Fund’s management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust’s valuation and pricing committee decides whether or not to use the pricing service’s valuation or to determine a fair value for the debt obligation. A debt obligation’s market value may be deemed unreliable by the Fund’s management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security’s market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is not open for the entire scheduled day of trading. Additionally, an equity security’s market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security’s market value are created by developments occurring after the most recent close of the security’s primary exchange or market, but before the next close of business for the Fund, or by an unusual event or significant period of time occurring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a

Certified Semi-Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

foreign exchange could become stale in some instances because of such events occurring after the close of that exchange.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund, to the shareholders. Therefore, no provision for federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the period ended March 31, 2008, these fees were payable at annual rates ranging from .75 of 1% to .50 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size.

12    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

For the period ended March 31, 2008, the Advisor voluntarily waived investment advisory fees of $13,079. The Trust also has entered into administrative services agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the period ended March 31, 2008, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $10,645 for Class A shares, $11,718 for Class C shares, and $10,123 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the period ended March 31, 2008, the Distributor has advised the Fund that it earned commissions aggregating $13,867 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,612 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective Service and Distribution Plans for the period ended March 31, 2008, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the period ended March 31, 2008, fees paid indirectly were $2,474. This figure may include additional fees waived by the custodian.

Certain officers and Trustees of the Trust are also officers and/ or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Period Ended March 31, 2008*
	Shares	Amount
Class A Shares
Shares sold	1,172,763	$14,208,338
Shares issued to shareholders in reinvestment of dividends	8,948	107,127
Shares repurchased	(41,943)	(503,573)

Net Increase (Decrease)	1,139,768	$13,811,892

Class C Shares
Shares sold	768,733	$9,332,661
Shares issued to shareholders in reinvestment of dividends	2,936	35,157
Shares repurchased	(48,369)	(579,747)

Net Increase (Decrease)	723,300	$8,788,071

Class I Shares
Shares sold	1,151,086	$13,949,010
Shares issued to shareholders in reinvestment of dividends	8,316	99,664
Shares repurchased	(17,243)	(207,790)

Net Increase (Decrease)	1,142,159	$13,840,884

*	The Fund commenced operations on December 19, 2007.

NOTE 5 – SECURITIES TRANSACTIONS

For the period ended March 31, 2008, the Fund had purchase and sale transactions of investment securities (excluding short-term investments and U. S. Government obligations) of $31,707,795 and $650,229, respectively.

NOTE 6 – INCOME TAXES

At March 31, 2008, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$36,982,591

Gross unrealized appreciation on a tax basis	$412,828
Gross unrealized depreciation on a tax basis	(913,265)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(500,437)

Certified Semi-Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the period ended March 31, 2008, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign securities transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign securities transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protection for investments.

CONTRACTS TO SELL:

Contracts	Contract Value Date	Unrealized Gain (Loss)
114,817 Greater British Pound for 223,039 USD	July 15, 2008	$(2,923)
135,700 Greater British Pound for 261,575 USD	July 15, 2008	(5,483)
183,000 Greater British Pound for 355,185 USD	July 15, 2008	(4,961)

Net unrealized loss from forward Sell contracts:		$(13,367)

CONTRACTS TO BUY:

Contracts	Contract Value Date	Unrealized Gain (Loss)
20,000 Greater British Pound for 39,803 USD	July 15, 2008	$(443)

Net unrealized loss from forward Buy contracts:		$(443)

Net unrealized gain (loss) from forward Exchange contracts:		$(13,810)

OTHER NOTES:

FASB Interpretation No. 48:

On July 13, 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation prescribes a model for how a company, including the Fund, should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on income tax returns, and also revises certain disclosure requirements. The Interpretation became effective for the Fund for the financial statement reporting period ended March 31, 2008. As of the date of this report, management of the Fund has not identified any material effect on the Fund’s financial statements resulting from the implementation of FIN 48.

Statement of Accounting Standards No. 161:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about any derivative and hedging activities by the Fund, including how such activities are accounted for and any effect on the Fund’s financial position, performance and cash flows. Management is evaluating the impact, if any, that the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

14    Certified Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

Statement of Accounting Standards No. 157:

On September 15, 2006, the Financial Accounting Standards Board issued Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands the required disclosures about fair value measurements in financial statements. FAS 157 is effective for the Fund’s current fiscal period.

Various inputs may be used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as follows: (i) Level 1 inputs, which include quoted prices in active markets for identical securities; (ii) Level 2 inputs, which include other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and (iii) Level 3 inputs, which include significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of its investments). The inputs or methodologies used for valuing the Fund’s investments are not necessarily an indication of the risk associated with those investments.

The following table displays a summary of the level of inputs used to value the Fund’s investments as of March 31, 2008:

Valuation Inputs	Investments in Securities	Investments in Other Financial Instruments*
Level 1 – Quoted Prices in Active Markets for Identical Assets	$5,756,776	$(13,810)
Level 2 – Significant Other Observable Inputs	30,725,378	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$36,482,154	$(13,810)

*	Other financial instruments include investments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certified Semi-Annual Report    15

FINANCIAL HIGHLIGHTS
Thornburg Strategic Income Fund

	Period Ended March 31, 2008(a)*
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$11.94

Income from investment operations:
Net investment income (loss)	0.24
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	0.24

Less dividends from:
Net investment income	(0.19)
Change in net asset value	0.05

NET ASSET VALUE, end of period	$11.99

RATIOS/SUPPLEMENTAL DATA

Total return (%)(b)	2.00
Ratios to average net assets:
Net investment income (loss) (%)	7.16	(c)
Expenses, after expense reductions (%)	1.03	(c)
Expenses, after expense reductions and net of custody credits (%)	0.99	(c)
Expenses, before expense reductions (%)	1.63	(c)

Portfolio turnover rate (%)	3.24

Net assets at end of period (thousands)	$13,700

(a)	Fund commenced operations on December 19, 2007.
(b)	Not annualized for periods less than one year.
(c)	Annualized.
+	Based on weighted average shares outstanding.
*	Unaudited.

See notes to the financial statements.

16    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

NASDAQ SYMBOLS: CLASS A– TSIAX, CLASS C – TSICX, CLASS I – TSIIX

CUSIPS: CLASS A – 885-215-228, CLASS C – 885-215-210, CLASS I – 885-215-194

SUMMARY OF INDUSTRY EXPOSURE

As of 3/31/08

Energy	10.5%

Banks	9.5%

Telecommunication Services	7.4%

Utilities	6.9%

Diversified Financials	3.8%

Pharmaceuticals, Biotechnology & Life Sciences	2.8%

Software & Services	2.8%

Media	2.3%

Retailing	1.7%

Consumer Services	1.6%

Transportation	1.6%

Materials	1.5%

Food & Staples Retailing	1.2%

Health Care Equipment & Services	1.1%

Food, Beverage & Tobacco	1.1%

Other Non-Classified Securities:

Asset Backed Securities	13.8%

Municipal Bonds	10.9%

Other Securities	2.4%

U.S. Treasury Securities	2.1%

Foreign Bonds	1.7%

U.S. Government Agencies	0.1%

Other Assets & Cash Equivalents	13.2%

SUMMARY OF COUNTRY EXPOSURE

As of 3/31/08

United States of America	68.7%

United Kingdom	2.7%

Bermuda	2.5%

Italy	2.4%

Brazil	1.7%

Australia	1.5%

Israel	1.5%

Greece	0.8%

China	0.8%

Korea	0.8%

Malaysia	0.8%

Hong Kong	0.8%

Turkey	0.7%

Russia	0.6%

Singapore	0.5%

Other Assets & Cash Equivalents	13.2%

Certified Semi-Annual Report     17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
COMMON STOCK — 13.93%

BANKS — 3.41%

COMMERCIAL BANKS — 3.41%
Barclays plc	33,600	$302,080
Intesa Sanpaolo	43,400	305,931
Lloyds TSB Group plc	69,100	618,499

		1,226,510

CONSUMER SERVICES — 1.61%

HOTELS, RESTAURANTS & LEISURE — 1.61%
Berjaya Sports Toto Berhad	176,700	284,510
OPAP SA	8,300	295,879

		580,389

DIVERSIFIED FINANCIALS — 2.57%

DIVERSIFIED FINANCIAL SERVICES — 2.57%
KKR Financial Holdings LLC	73,000	924,180

		924,180

ENERGY — 0.74%

OIL, GAS & CONSUMABLE FUELS — 0.74%
Tupras-Turkiye Petrol Rafinerileri A.S.	12,100	267,518

		267,518

FOOD, BEVERAGE & TOBACCO — 0.80%

FOOD PRODUCTS — 0.46%
Reddy Ice Holdings, Inc.	12,600	164,178
TOBACCO — 0.34%
Altria Group, Inc.	1,700	37,740
Philip Morris+	1,700	85,986

		287,904

TELECOMMUNICATION SERVICES — 1.54%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.54%
Telstra Corp. Ltd.	15,700	63,132
Telstra Corp. Ltd. Installment Receipts	190,939	490,343

		553,475

TRANSPORTATION — 0.76%

TRANSPORTATION INFRASTRUCTURE — 0.76%
Hopewell Highway Infrastructure Ltd.	359,000	275,386

		275,386

UTILITIES — 2.50%

ELECTRIC UTILITIES — 1.54%
Enel S.p.A.	52,200	553,800
MULTI-UTILITIES — 0.96%
Consolidated Edison, Inc.	1,300	51,610
Energy East Corp.	12,300	296,676

		902,086

TOTAL COMMON STOCK (COST $5,376,595)		5,017,448

18    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
ASSET BACKED SECURITIES — 13.76%

BANKS — 2.07%

COMMERCIAL BANKS — 2.07%
CW Capital Colbalt Series 2007-C2 Class A1, 5.064%, 9/15/2011	$30,175	$29,642
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A1, 5.233%, 3/10/2039	30,984	30,673
Wachovia Bank Commercial Mtg. Trust Series 2007-C30 Class A1, 5.031%, 12/15/2043	30,733	30,343
Wachovia Bank Commercial Mtg. Trust Series 2007-C31 Class A1, 5.14%, 4/15/2047	21,571	21,344
Wells Fargo Asset Securities Corp. Series 2005-AR1 Class B1, 4.546%, 2/25/2035	399,704	318,418
Wells Fargo Asset Securities Corp. Series 2005-AR2 Class B1, 4.684%, 3/25/2035	396,929	313,829

		744,249

DIVERSIFIED FINANCIALS — 11.69%

CAPITAL MARKETS — 5.64%
Bear Stearns ARM Mtg. Series 2003-6 Class 2B-1, 4.828%, 8/25/2033	1,376,714	1,207,637
Bear Stearns Commercial Mtg. Securities Series 2007-PW15 Class A1, 5.016%, 2/11/2044	4,529	4,449
Bear Stearns Commercial Mtg. Securities Series 2007-T26 Class A1, 5.145%, 1/12/2045	70,118	69,015
Bear Stearns Commercial Mtg. Securities Series 2007-T28 Class A1, 5.422%, 9/11/2042	29,184	28,781
Commercial Mtg. Series 2006-C8 Class A1, 5.108%, 12/10/2046	45,472	45,188
Credit Suisse Mtg. Capital Certificates Series 2007-C1 Class A1, 5.227%, 2/15/2040	25,575	25,389
Credit Suisse Mtg. Capital Certificates Series 2007-C2 Class A1, 5.269%, 1/15/2049	17,544	17,409
Credit Suisse Mtg. Capital Certificates Series 2007-C3 Class A1, 5.664%, 6/15/2039	22,689	22,665
GS Mtg. Securities Corp. II Series 2007-GG10 Class A1, 5.69%, 8/10/2045	34,377	34,012
LB-UBS Commercial Mtg. Trust Series 2007-C1 Class A1, 5.391%, 2/15/2040	20,775	20,687
LB-UBS Commercial Mtg. Trust Series 2007-C2 Class A1, 5.226%, 2/17/2040	18,089	17,947
Merrill Lynch Mtg. Investors Trust, 4.229%, 8/25/2034	397,511	325,237
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-5 Class A1, 4.275%, 8/12/2048	17,117	16,698
Merrill Lynch/Countrywide Commercial Mtg. Trust Series 2007-6 Class A1, 5.175%, 3/12/2051	21,252	21,057
Morgan Stanley Capital I Series 2007-HQ11 Class A1, 5.246%, 2/20/2044	34,411	34,055
Morgan Stanley Capital I Series 2007-IQ13 Class A1, 5.05%, 3/15/2044	31,607	30,985
Morgan Stanley Capital I Series 2007-IQ14 Class A1, 5.38%, 4/15/2049	63,567	62,761
Morgan Stanley Capital I Series 2007-T25 Class A1, 5.391%, 11/12/2049	49,049	48,511

DIVERSIFIED FINANCIAL SERVICES — 6.05%
Banc of America Commerical Mtg., Inc. Series 2007-2 Class A1, 5.421%, 1/10/2012	36,401	36,074
Banc of America Funding Corp. Series 2006-I Class SB1, 4.735%, 12/20/2036	995,202	816,065
Banc of America Mtg. Services Series 2005-A Class B1, 4.88%, 2/25/2035	978,361	810,631
Citigroup Commercial Mtg. Trust Series 2004-HYB2 Class B1, 5.157%, 3/25/2034	360,517	311,944
Citigroup Commercial Mtg. Trust Series 2007-C6 Class A1, 5.622%, 4/10/2012	87,567	86,816
Citigroup/Deutsche Bank Commercial Mtg. Series 2007-CD4 Class A1, 4.977%, 12/11/2049	54,087	53,174
JPMorgan Chase Commercial Mtg. Securities Corp. Series 2006-LDP9 Class A1, 5.17%, 5/15/2047	45,447	45,049
JPMorgan Chase Commercial Mtg. Securities Corp. Series 2007-LDPX Class A1, 5.122%, 1/15/2049	21,204	20,968

		4,213,204

TOTAL ASSET BACKED SECURITIES (COST $4,983,780)		4,957,453

Certified Semi-Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
CORPORATE BONDS — 33.44%

BANKS — 3.09%

COMMERCIAL BANKS — 2.84%
Suntrust Bank, 7.25%, 3/15/2018	$1,000,000	$1,022,677
THRIFTS & MORTGAGE FINANCE — 0.25%
Sovereign Bank, 5.125%, 3/15/2013	100,000	90,831

		1,113,508

DIVERSIFIED FINANCIALS — 1.26%

CAPITAL MARKETS — 0.81%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	100,000	95,933
Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013	200,000	194,473
CONSUMER FINANCE — 0.45%
SLM Corp., 4.50%, 7/26/2010	200,000	164,104

		454,510

ENERGY — 6.72%

ENERGY EQUIPMENT & SERVICES — 1.56%
Calfrac Holdings LP, 7.75%, 2/15/2015	600,000	561,000
OIL, GAS & CONSUMABLE FUELS — 5.16%
Chesapeake Energy Corp., 7.00%, 8/15/2014	700,000	701,750
El Paso Corp., 7.75%, 6/15/2010	55,000	57,313
Enterprise Products Operating LP, 7.034%, 1/15/2068	100,000	84,887
Petroleum Development Corp., 12.00%, 2/15/2018	500,000	500,000
Southwestern Energy Co., 7.50%, 2/1/2018	500,000	517,500

		2,422,450

FOOD & STAPLES RETAILING — 1.25%

FOOD & STAPLES RETAILING — 1.25%
Rite Aid Corp., 7.50%, 3/1/2017	500,000	450,000

		450,000

FOOD, BEVERAGE & TOBACCO — 0.29%

BEVERAGES — 0.29%
Constellation Brands, Inc., 8.375%, 12/15/2014	100,000	103,000

		103,000

HEALTH CARE EQUIPMENT & SERVICES — 1.11%

HEALTH CARE PROVIDERS & SERVICES — 1.11%
Alliance Imaging, Inc., 7.25%, 12/15/2012	250,000	235,000
Alliance Imaging, Inc., 7.25%, 12/15/2012	175,000	164,500

		399,500

MATERIALS — 1.46%

METALS & MINING — 1.46%
Freeport-McMoRan Copper & Gold Inc., 8.25%, 4/1/2015	500,000	527,500

		527,500

20    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MEDIA — 2.33%

MEDIA — 2.33%
DIRECTV Holdings, 6.375%, 6/15/2015	$900,000	$839,250

		839,250

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.81%

BIOTECHNOLOGY — 2.81%
Biogen Idec, Inc., 6.00%, 3/1/2013	1,000,000	1,011,792

		1,011,792

RETAILING — 0.85%

MULTILINE RETAIL — 0.85%
Target Corp., 6.00%, 1/15/2018	300,000	307,101

		307,101

SOFTWARE & SERVICES — 2.79%

IT SERVICES — 2.79%
Computer Sciences Corp., 5.50%, 3/15/2013	1,000,000	1,003,356

		1,003,356

TELECOMMUNICATION SERVICES — 4.32%

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.32%
Level 3 Financing, Inc., 9.25%, 11/1/2014	700,000	572,250
Windstream Corp., 8.125%, 8/1/2013	1,000,000	982,500

		1,554,750

TRANSPORTATION — 0.79%

ROAD & RAIL — 0.79%
Hertz Corp., 8.875%, 1/1/2014	300,000	284,250

		284,250

UTILITIES — 4.37%

ELECTRIC UTILITIES — 4.14%
PPL Energy Supply LLC, 6.50%, 5/1/2018	1,000,000	994,104
Reliant Energy, Inc., 7.625%, 6/15/2014	500,000	496,250
GAS UTILITIES — 0.23%
Southern Union Co., 7.20%, 11/1/2066	100,000	84,000

		1,574,354

TOTAL CORPORATE BONDS (Cost $12,102,124)		12,045,321

CONVERTIBLE BONDS — 1.54%
TELECOMMUNICATION SERVICES — 1.54%

WIRELESS TELECOMMUNICATION SERVICES — 1.54%
NII Holdings, Inc., 3.125%, 6/15/2012	700,000	555,625

TOTAL CONVERTIBLE BONDS (Cost $601,238)		555,625

Certified Semi-Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
MUNICIPAL BONDS — 10.88%
Hillsborough County Florida Pollution, 5.65%, 5/15/2018	$1,000,000	$1,005,290
Hillsborough County Florida Pollution, 5.00%, 12/1/2034	1,000,000	990,020
Missouri State Environment Improvement Energy (KC Power & Light Project), 5.25%, 7/1/2017	1,000,000	987,060
Ohio State Solid Waste (Republic Services Project), 4.25%, 4/1/2033	400,000	369,148
Pennsylvania Economic Development Series A (Waste Management, Inc. Project), 4.70%, 11/1/2021	600,000	566,160

TOTAL MUNICIPAL BONDS (Cost $3,930,714)		3,917,678

U.S. GOVERNMENT AGENCIES — 0.06%
Federal National Mtg. Association, 6.50%, 3/25/2024	19,678	20,443

TOTAL U.S. GOVERNMENT AGENCIES (Cost $19,775)		20,443

U.S. TREASURY SECURITIES — 2.05%
United States Treasury Notes, 3.375%, 11/30/2012	300,000	312,703
United States Treasury Notes, 4.25%, 11/15/2017	400,000	426,625

TOTAL U.S. TREASURY SECURITIES (Cost $700,932)		739,328

FOREIGN BONDS — 2.32%

ENERGY — 0.58%
OIL, GAS & CONSUMABLE FUELS — 0.58%
OAO Gazprom, 7.25%, 2/22/2010 (RUB)	5,000,000	208,437

		208,437

MISCELLANEOUS — 1.74%

MISCELLANEOUS — 1.74%
Republic of Brazil, 12.50%, 1/5/2016 (BRL)	1,025,000	627,314

		627,314

TOTAL FOREIGN BONDS (Cost $850,624)		835,751

YANKEE BONDS — 6.42%

BANKS — 3.08%
COMMERCIAL BANKS — 3.08%
Bank of Scotland plc, 5.625%, 7/20/2009	37,000	37,966
DBS Bank Ltd./Singapore, 5.125%, 5/16/2017	200,000	185,696
Glitnir Banki HF, 4.421%, 1/18/2012	500,000	378,168
Glitnir Banki HF, 3.793%, 8/25/2009	175,000	158,674
Islandsbanki, 4.418%, 10/15/2008	60,000	59,991
Korea Development Bank, 5.30%, 1/17/2013	200,000	204,923
Shinhan Bank, 6.819%, 9/20/2036	100,000	82,728

		1,108,146

ENERGY — 2.53%

OIL, GAS & CONSUMABLE FUELS — 2.53%
Petroplus Finance Ltd., 6.75%, 5/1/2014	1,000,000	912,500

		912,500

22    Certified Semi-Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

	Shares/ Principal Amount	Value
RETAILING — 0.81%
MULTILINE RETAIL — 0.81%
Parkson Retail Group, 7.125%, 5/30/2012	$300,000	$292,561

		292,561

TOTAL YANKEE BONDS (Cost $2,336,908)		2,313,207

OTHER SECURITIES — 2.44%

LOAN PARTICIPATIONS — 2.44%
Fairpoint Communications, Inc. Loan B, 5.75%, 3/8/2015 (1)	1,000,000	880,000

TOTAL OTHER SECURITIES (Cost $880,000)		880,000

SHORT TERM INVESTMENTS — 14.43%
Citizens Property Insurance Corp. Series F, 8.00%, 7/1/2021	1,000,000	1,000,000
General Electric Capital Corp., 2.00%, 4/1/2008	1,500,000	1,500,000
Northern Michigan University, 8.50%, 6/1/2031	1,000,000	1,000,000
Toyota Motor Credit, 2.10%, 4/2/2008	1,700,000	1,699,900

TOTAL SHORT TERM INVESTMENTS (Cost $5,199,901)		5,199,900

TOTAL INVESTMENTS — 101.27% (Cost $36,982,591)		$36,482,154
LIABILITIES NET OF OTHER ASSETS — (1.27)%		(457,879)

NET ASSETS — 100.00%		$36,024,275

Footnote Legend

+ Non-income producing

(1)	Security currently fair valued by the Valuation & Pricing committee using factors approved by the Board of Trustees.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Dollars
Mtg	Mortgage
RUB	Denominated in Russian Rubles

See notes to financial statements.

Certified Semi-Annual Report    23

EXPENSE EXAMPLE
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 30, 2007 and held until March 31, 2008.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 9/30/07	Ending Account Value 3/31/08	Expenses Paid During Period† 9/30/07–3/31/08
Class I Shares
Actual	$1,000.00	$1,035.19	$5.04
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

24    Certified Semi-Annual Report

INDEX COMPARISON	For the period from commencement of operations on
Thornburg Strategic Income Fund	December 19, 2007 to March 31, 2008 (Unaudited)

TOTAL RETURNS*

For the period ended March 31, 2008

Since Inception
I Shares (Incep: 12/19/07)	2.00%
Blended Index (Since: 12/19/07)	0.67%
Lehman U.S. Universal Index (Since: 12/19/07)	2.03%

*	Not annualized

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. The performance data does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. There is no up-front sales charge for Class I shares.

The Blended Index is comprised of 80% Lehman Brothers Aggregate Bond Index and 20% MSCI World Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 equity securities traded in 23 of the world’s most developed countries. The index is calculated with net dividends reinvested, in U.S. dollars.

Lehman U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment-Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Semi-Annual Report    25

OTHER INFORMATION
Thornburg Strategic Income Fund	March 31, 2008 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on December 19, 2007. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2008. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg web site at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s web site at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its web site at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The advisory agreement for the Fund was initially approved for the Fund by the Trustees at their meeting on December 3, 2007.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the investments by each of the Trust’s respective Funds. These reports include information about each Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of each Fund, general appraisals of industry and economic prospects and factors, and other matters affecting each Fund and relating to the Advisor’s performance of services for each Fund.

In preparation for their initial consideration of the advisory agreement for Thornburg Strategic Income Fund, the independent Trustees met in independent session on December 2, 2007 to discuss the proposed agreement for the Fund, the Advisor’s service for other Funds of the Trust, the proposed investment objectives and policies of the Fund, and other matters pertaining to the Fund. Following this session, the Trustees met on December 3, 2007 to consider an approval of the proposed investment advisory agreement for the Fund, and the independent Trustees unanimously approved and adopted the agreement for the Fund.

The information below summarizes certain factors considered by the Trustees in connection with the determination to approve the advisory agreement. In determining to approve the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of services proposed to be provided by the Advisor to the new Fund, the Trustees evaluated the principal investment objectives and strategies of the Fund and the expertise and resources of the Advisor and the staffing of the Advisor which would be available to pursue those objectives and strategies. The Trustees also considered in their evaluation the quality of the services provided by the Advisor to other Funds of the Trust, and their conclusions that the Advisor had satisfactorily pursued the other Funds’ investment objectives and that the Funds’ performance had been satisfactory in the context of those Funds’ objectives and policies and prevailing market conditions. The Trustees further considered in this regard the quality of the Advisor’s accounting, compliance and operations functions. The Trustees concluded, based upon these and other considerations, that the information presented demonstrated the sufficiency of the services proposed to be provided by the Advisor and that the Advisor was prepared to pursue the Fund’s stated objectives and to provide associated services to the Fund.

Fees and Expenses; Profitability of Advisor; Economies of Scale. The Trustees also considered the fees proposed to be charged by the Advisor to the Fund. The Trustees considered in this regard their previous evaluations of the fees charged to other Funds of the Trust and conclusions that those fee levels were reasonable in view of the nature and quality of the services provided and comparisons of those fee levels to fees charged to other mutual funds, indicating that the proposed fee level was reasonable for the services proposed to be provided to the Fund. The Trustees also considered the breakpoint fee schedule proposed for the Fund in accordance with the approach for other Funds of the Trust and the economies of scale enjoyed by other Funds of the Trust as their assets had increased, the Advisor’s proposed waivers of fees and reimbursements of expenses, and the likelihood that the Advisor would not realize a profit from its service to the Fund in the initial periods of its operation. The Trustees concluded that the advisory fee proposed to be charged to the Fund by the Advisor was fair and reasonable in view of the nature and extent of the services to be provided and the likelihood that the Advisor’s cost of providing the services to the Fund would exceed its revenues from the Fund in early periods of operations. The Trustees did not identify any unfair ancillary benefits to the Advisor from its service to the Fund.

26    Certified Semi-Annual Report

Trustees’ Statement to Shareholders

        Not part of the Certified Semi-Annual Report

February 8, 2005, as readopted July 18, 2007

The Trustees are concerned that ongoing commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This page is not part of the Semi-Annual Report.    27

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28    This page is not part of the Semi-Annual Report.

Planning Options

        Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges . For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future . For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan . Deductible contributions are subject to certain qualifications. Please consult your tax advisor.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals . For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax-free, and qualified withdrawals used to pay for eligible higher-education expenses are tax-and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

This page is not part of the Semi-Annual Report.    29

Thornburg Equity Funds

Thornburg’s equity research uses a fundamental and comprehensive analytical approach. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance . The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value .

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Growth Fund

Thornburg Bond Funds

The majority of Thornburg bond funds are laddered portfolios of short- and intermediateterm investment grade bonds . We ladder the maturities of individual bonds in the portfolios to moderate risk . Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year . We apply this disciplined process in all interest rate environments .

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund*

Carefully consider each fund’s investment objectives, risks, sales charges, and expenses; this information can be found in the prospectus, which is available from your financial advisor or from www.thornburg.com. Read it carefully before you invest or send money. There is no guarantee that any of these funds will meet their investment objectives.

For additional information, please visit www.thornburg.com

Thornburg Investment Management, 119 East Marcy Street, Santa Fe, NM 87501

*	This fund does not use the laddering strategy.

This page is not part of the Semi-Annual Report.    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation® 800.847.0200
TH1673

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Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Not applicable.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3) Not Applicable

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund and Strategic Income Fund.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date:	May 23, 2008

By:	/s/ George T. Strickland

George T. Strickland

Treasurer and principal financial officer

Date:	May 23, 2008